UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR/S

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES


Investment Company Act file number: 811-7852

Exact name of registrant as specified in charter:  USAA MUTUAL FUNDS TRUST

Address of principal executive offices and zip code: 9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Name and address of agent for service:               DANIEL J. MAVICO
                                                     USAA MUTUAL FUNDS TRUST
                                                     9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Registrant's telephone number, including area code:  (210) 498-0226

Date of fiscal year end:   MAY 31

Date of reporting period:  NOVEMBER 30, 2015


ITEM 1.  SEMIANNUAL REPORT TO STOCKHOLDERS.
USAA MUTUAL FUNDS TRUST - SEMIANNUAL REPORT FOR PERIOD ENDED NOVEMBER 30, 2015

[LOGO OF USAA]
   USAA(R)

                                   [GRAPHIC OF USAA CORNERSTONE AGGRESSIVE FUND]

 ==============================================================

       SEMIANNUAL REPORT
       USAA CORNERSTONE AGGRESSIVE FUND
       NOVEMBER 30, 2015

 ==============================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"A NEW YEAR IS A GREAT TIME TO REEVALUATE YOUR
INVESTMENT PLAN TO HELP ENSURE YOU ARE STAYING      [PHOTO OF BROOKS ENGLEHARDT]
ON TRACK TOWARD YOUR FINANCIAL GOALS."

--------------------------------------------------------------------------------

JANUARY 2016

The financial markets were volatile during the reporting period ended November 30, 2015, but U.S. stocks, the broad U.S. fixed-income market, and longer-term U.S. Treasury securities had experienced minimal change when the reporting period came to an end. Emerging markets stocks, in contrast, generally suffered losses, while stocks in non-U.S. developed markets also declined, though to a lesser extent.

When the reporting period began in June 2015, Greece was once again in the headlines, as the country's debt problems reemerged and investors speculated about the future of the European Union. During July 2015, market turbulence increased. Worries about China's slow economic growth triggered a steep decline in the Chinese equity market, with many other emerging stock markets falling in a similar fashion. In response, the Chinese authorities surprised many investors by devaluing its currency, which added to investors' existing concerns about the health of the global economy. The result was a broad sell-off in riskier asset classes and a flight to the perceived safety of U.S. Treasury securities.

Meanwhile, a divergence in global economic growth was reflected in the monetary policies being pursued by the world's central banks. Persistent economic weakness outside the United States led many central banks to cut interest rates and boost quantitative easing, resulting in low--and even negative--global interest rates. At the same time, the U.S. economy continued to grow, albeit slowly, and the Federal Reserve (the Fed) strongly signaled that it would begin to raise interest rates for the first time in seven years. As a result, shorter-term U.S. Treasury yields rose during the reporting period, while longer-term U.S. Treasury yields edged up slightly. On December 16, 2015, the Fed raised the target range for the federal funds rate from 0.25% to 0.50%. At USAA Investments, we believe it is less important when the first interest rate increase occurs than how quickly the Fed affects interest rates. We have long believed Fed policymakers are unlikely to raise interest rates rapidly because they will not want to jeopardize the U.S. economy. In addition, there appears to be no pressing reason, such as a higher rate of inflation, for them

================================================================================

================================================================================

to do so. Therefore, the modest interest rate increase in December 2015 is consistent with our outlook.

Also of note during the reporting period was the steady decline in commodities prices. What caused the drop in oil, natural gas, coal, and industrial metals prices? In our opinion, there was no single reason. Certainly, the divergence in global economic growth and central bank monetary policy created uncertainty in the world's commodities markets. But softening global demand and, in the case of energy, an increase in supply were also key factors. In addition, commodities are generally priced in U.S. dollars and the appreciation of the U.S. dollar during the reporting period dampened prices.

A new year is a great time to reevaluate your investment plan to help ensure you are staying on track toward your financial goals. Investors also may want to consider making a 2016 IRA contribution. The sooner investors invest their money, the sooner it can start working for them. For assistance, please feel free to give our financial advisors a call.

Looking ahead, we expect to see continued volatility--at least in the near term--in the financial markets. It's been several years since we've seen this kind of market turbulence, so the events of the reporting period are a helpful reminder that volatility is to be expected from time to time and is normal market behavior. Long-term investors should strive to make decisions based on their long-term objectives, time horizon, and risk tolerance, rather than in response to market turmoil.

On behalf of all of us at USAA Investments, we wish you a happy, healthy, and prosperous year in 2016. Thank you for your continued investment in our family of mutual funds.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. o As interest rates rise, bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened.
o Investments in foreign securities are subject to additional and more diverse risks, including but not limited to currency fluctuations, market illiquidity, and political and economic instability. Foreign investing may result in more rapid and extreme changes in value than investments made exclusively in the securities of U.S. companies. There may be less publicly available information relating to foreign companies than those in the U.S. Foreign securities may also be subject to foreign taxes. Investments made in emerging market countries may be particularly volatile. Economies of emerging market countries are generally less diverse and mature than more developed countries and may have less stable political systems. o Investments provided by USAA Investment Management Company and USAA Financial Advisors Inc., both registered broker dealers, and affiliates.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

FUND OBJECTIVE                                                               1

MANAGERS' COMMENTARY                                                         2

INVESTMENT OVERVIEW                                                          6

FINANCIAL INFORMATION

    Portfolio of Investments                                                11

    Notes to Portfolio of Investments                                       33

    Financial Statements                                                    37

    Notes to Financial Statements                                           40

EXPENSE EXAMPLE                                                             55

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2016, USAA. All rights reserved.

200987-0116

================================================================================

================================================================================

FUND OBJECTIVE

THE USAA CORNERSTONE AGGRESSIVE FUND (THE FUND) SEEKS CAPITAL APPRECIATION OVER THE LONG TERM. THE FUND ALSO CONSIDERS THE POTENTIAL FOR CURRENT INCOME.

--------------------------------------------------------------------------------

TYPES OF INVESTMENTS

The Fund invests in equity securities, bonds, and money market instruments. The Fund will have a target asset class allocation of approximately 80% equity securities and 20% fixed-income securities. The actual asset class allocation can deviate from time to time from these targets as market conditions warrant. The implementation of the asset allocation may involve the extensive use of equity and fixed-income exchange-traded funds (ETFs). The Fund may invest in securities issued by domestic or foreign companies. The Fund also may invest in fixed-income securities that are investment grade and below investment grade.

The Fund also may use alternative investment strategies, such as investments in real estate investment trusts and precious metals and minerals companies, and other instruments, including futures and options, from time to time, in an attempt to reduce its volatility over time and to enhance the Fund's return and diversification.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's set rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

                                                             FUND OBJECTIVE |  1

================================================================================

MANAGERS' COMMENTARY ON THE FUND

USAA Asset Management Company

    JOHN P. TOOHEY, CFA                       ARNOLD J. ESPE, CFA
    WASIF A. LATIF                            DAN DENBOW, CFA

--------------------------------------------------------------------------------

o   HOW DID THE GLOBAL FINANCIAL MARKETS PERFORM DURING THE REPORTING PERIOD?

    The reporting period ended November 30, 2015, proved to be a challenging time for the world financial markets as concerns about slow global growth, China's currency devaluation, and the potential for an interest rate increase by the Federal Reserve (the Fed) combined to weigh upon investor sentiment.

    U.S. equities generally finished the reporting period with a negative return, but they generated returns above those of the international markets. The U.S. economy appeared to be on track to deliver growth of approximately 2% in the second half of 2015 amid strength in the housing market, employment, and consumer spending. While low compared to historical standards, this rate is nonetheless higher than the majority of the world's developed economies - a positive for U.S. stocks' relative performance during the reporting period. Within the domestic market, small-cap stocks generally underperformed large-cap stocks as investors appear averse to risk.

    Developed market international stocks finished with a loss and underperformed U.S. equities which was likely due to mounting concerns about slowing economic growth in both Europe and Japan. In addition, the weakness in foreign currencies relative to the U.S. dollar translated to lower total returns for U.S.-based investors. Emerging market stocks also generally finished the reporting period with a loss. Falling commodity prices, together with China's move toward a consumer-led economy from one driven

================================================================================

2  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

    primarily by fixed-asset investment, likely led to slower growth in the many exporting economies within the asset class. In addition, currency weakness compelled many central banks to raise interest rates even as growth slowed. Together, these factors caused the emerging markets to close the reporting period near the low end of their range for the past five years.

    The impact of weaker commodity prices was not limited to the emerging markets. Stocks in the gold-mining sector fell sharply as well, reflecting the effect of falling gold prices on their profit outlook.

    In the investment-grade bond market, U.S. Treasuries finished relatively flat. While investors remained on edge about the possibility of the Fed increasing interest rates, bonds gained a degree of support from the backdrop of below-trend growth and low inflation. Investment-grade corporate debt lagged, due largely to an increase in new-issue supply. High-yield bonds underperformed the investment-grade market by a considerable margin, as the weakness in commodity prices pressured the credit outlook for the many energy and mining issuers within the asset class.

o HOW DID THE USAA CORNERSTONE AGGRESSIVE FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

    For the reporting period ended November 30, 2015, the Fund had a total return of -5.43%. This compares to return of -5.43% for the MSCI All-Country World Index and -3.87% for the Cornerstone Aggressive Composite Index.

    USAA Asset Management Company (the Manager) is the Fund's investment adviser. The investment adviser provides day-to-day discretionary management for the Fund's assets.

o   PLEASE DISCUSS THE FACTORS THAT HELPED AND HURT PERFORMANCE.

    The Fund employs a diversified, long-term approach that favors undervalued market segments and avoids those that appear more richly

    Refer to page 8 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

    priced. While this strategy led to underperformance during the reporting period, we remain confident in the Fund's overall positioning.

    The Fund's overweight in the developed international markets was the primary factor affecting relative performance during a time in which U.S. equities delivered superior returns. Nevertheless, we retain this positioning for the Fund on the belief that the foreign markets offer both attractive relative valuations and the potential for improving corporate earnings. In addition, we believe international equities can benefit from accommodative monetary policies of the central banks in Europe and Japan relative to the Fed's current monetary policy.

    The Fund's allocation to the emerging markets also pressured results given the substantial underperformance of this market segment. Although we trimmed the Fund's position during the course of the reporting period in order to manage risk, we maintained an allocation to emerging markets for the Fund on the belief that emerging-market stocks continue to offer superior long-term return potential relative to developed markets.

    The Fund's U.S. equity portfolio lost ground in the aggregate, but it outpaced the other allocations within the Fund. We continue to invest the Fund's domestic equity portfolio in large-cap stocks based on our belief that they offer attractive valuations relative to their mid- and small-cap counterparts. This aspect of our positioning for the Fund contributed to its performance during the reporting period, illustrating the potential benefits of our value-oriented approach.

    The Fund's investment-grade bond portfolio also decreased in value, but it provided both income and a measure of stability to the Fund's performance. At a time in which investors seemed to avoid bond market segments with the highest sensitivity to the growth outlook, the Fund's positions in high-yield and lower-rated investment grade corporate bonds detracted from its performance. We would note, however, that the Fund's allocation to these credit sectors has had a substantial positive impact on the bond portfolio's longer-term results. We offset some of the shortfall in the credit sectors through the Fund's allocation to longer maturity U.S. Treasuries, which finished the reporting period with a gain. We added this position earlier in the year as a "hedge" against market volatility, a move

================================================================================

4  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

    that proved well-timed given the subsequent underperformance of the credit-sensitive areas of the market.

    The Fund's commodities exposure, which is achieved through investments in a basket of exchange-traded funds (ETFs), natural resources companies, and gold stocks detracted from the Fund's performance. Although commodity prices fell sharply during the reporting period, we believe this asset class remains essential to diversification because of its potential to offset the potential long-term impact of inflation.

    The market backdrop remains uncertain as we move toward 2016, with the Fed's monetary policy, China's growth outlook, and geopolitical headlines all representing factors that are affecting investor sentiment. In this environment, our approach is to remain focused on identifying asset classes that have the potential to offer value. The reason for this is simple: valuation is one of the strongest predictors of longer-term returns. While a value-driven approach may not always work for a quarter-to-quarter basis, we measure success in years, not months. With this as background, we believe the Fund will be better served by a continued emphasis on diversification and a preference for market segments with attractive valuations.

    Thank you for your investment in the Fund.

    Asset Allocation funds may be invested in, among other things: (1) exchange-traded funds; (2) futures, options, and other derivatives; (3) non-investment grade securities; (4) precious metals and minerals companies;
    (5) real estate investment trusts; (6) money market instruments; (7) foreign and emerging markets. These types of investments and asset classes may be more volatile and prone to experience significant loss than others. In addition, its is possible that a particular asset allocation used by the Manager may not produce the intended result. o As interest rates rise, bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened. o Foreign investing is subject to additional risks, such as currency fluctuations, market illiquidity, and political instability. Emerging market countries are less diverse and mature than other countries and tend to be politically less stable. o Precious metals and minerals is a volatile asset class and is subject to additional risks, such as currency fluctuation, market illiquidity, political instability, and increased price volatility. It may be more volatile than other asset classes that diversify across many industries and companies. o Non-investment grade securities are considered speculative and are subject to significant credit risk. They are sometimes referred to as "junk" bonds since they represent a greater risk of default than more creditworthy investment-grade securities. o Diversification is a technique intended to help reduce risk and does not guarantee a profit or prevent a loss. o Exchange Traded Funds (ETFs) are subject to risks similar to those of stocks. Investment returns may fluctuate and are subject to market volatility, so that an investor's shares, when redeemed or sold, may be worth more or less than their original cost.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  5

================================================================================

INVESTMENT OVERVIEW

USAA CORNERSTONE AGGRESSIVE FUND (THE FUND) (Ticker Symbol: UCAGX)

--------------------------------------------------------------------------------
                                            11/30/15               5/31/15
--------------------------------------------------------------------------------
Net Assets                                $208.2 Million         $202.3 Million
Net Asset Value Per Share                     $11.68                 $12.35

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 11/30/15
--------------------------------------------------------------------------------
   5/31/15-11/30/15*             1 YEAR                  SINCE INCEPTION 6/8/12
         -5.43%                   -2.84%                        7.06%

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/15
--------------------------------------------------------------------------------
         1 YEAR                                        SINCE INCEPTION 6/8/12
          -3.43%                                               6.25%

--------------------------------------------------------------------------------
                         EXPENSE RATIOS AS OF 5/31/15**
--------------------------------------------------------------------------------
     BEFORE REIMBURSEMENT         1.54%      AFTER REIMBURSEMENT         1.24%

               (Includes acquired fund fees and expenses of 0.14%)

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Total returns for periods of less than one year are not annualized. This return is cumulative.

**The expense ratios represent the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated October 1, 2015, and are calculated as a percentage of average net assets. USAA Asset Management Company (the Manager) has agreed, through October 1, 2016, to make payments or waive management, administration, and other fees to limit the expenses of the Fund so that the total annual operating expenses (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 1.10% of the Fund's average net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund's Board of Trustees and may be changed or terminated by the Manager at any time after October 1, 2016. If the total annual operating expense ratio of the Fund is lower than 1.10%, the Fund will operate at the lower expense ratio. These expense ratios may differ from the expense ratios disclosed in the Financial Highlights, which excludes acquired fund fees and expenses. Effective, October 1, 2015, the investment management fee was decreased from 0.75% to 0.70% of the Fund's average net assets.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

================================================================================

6  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                MSCI ALL-COUNTRY    CORNERSTONE AGGRESSIVE     USAA CORNERSTONE
                   WORLD INDEX          COMPOSITE INDEX        AGGRESSIVE FUND
05/31/12           $10,000.00            $10,000.00               $10,000.00
06/30/12            10,493.89             10,375.19                10,330.00
07/31/12            10,637.55             10,512.07                10,390.00
08/31/12            10,868.84             10,708.77                10,610.00
09/30/12            11,211.17             10,965.51                10,850.00
10/31/12            11,136.45             10,884.98                10,810.00
11/30/12            11,278.85             10,984.63                10,870.00
12/31/12            11,534.33             11,164.56                11,071.06
01/31/13            12,065.70             11,586.21                11,399.70
02/28/13            12,063.82             11,627.36                11,327.81
03/31/13            12,281.81             11,858.61                11,502.40
04/30/13            12,635.33             12,110.82                11,656.45
05/31/13            12,600.66             12,100.44                11,605.10
06/30/13            12,232.36             11,814.94                11,276.46
07/31/13            12,817.95             12,280.90                11,697.53
08/31/13            12,550.90             12,052.86                11,471.59
09/30/13            13,199.17             12,536.33                11,820.77
10/31/13            13,729.68             12,947.18                12,211.03
11/30/13            13,924.12             13,100.30                12,344.54
12/31/13            14,164.33             13,292.33                12,509.86
01/31/14            13,597.75             12,973.13                12,155.11
02/28/14            14,254.63             13,499.26                12,624.63
03/31/14            14,318.01             13,541.51                12,645.49
04/30/14            14,454.31             13,631.63                12,739.40
05/31/14            14,761.74             13,875.31                12,937.63
06/30/14            15,039.67             14,121.09                13,188.04
07/31/14            14,857.12             13,926.31                12,989.80
08/31/14            15,185.29             14,250.64                13,219.34
09/30/14            14,693.04             13,846.68                12,812.43
10/31/14            14,796.48             14,021.69                12,895.90
11/30/14            15,043.98             14,208.40                13,052.40
12/31/14            14,753.68             14,042.85                12,855.85
01/31/15            14,523.01             13,914.63                12,758.13
02/28/15            15,331.53             14,497.23                13,290.17
03/31/15            15,093.98             14,359.85                13,105.58
04/30/15            15,531.92             14,614.57                13,344.46
05/31/15            15,511.65             14,641.37                13,409.60
06/30/15            15,146.48             14,370.10                13,116.44
07/31/15            15,278.01             14,457.58                13,192.45
08/31/15            14,230.69             13,708.05                12,454.10
09/30/15            13,715.12             13,351.28                12,074.07
10/31/15            14,791.55             14,148.43                12,768.98
11/30/15            14,669.41             14,074.73                12,682.12

                                   [END CHART]

                    Data from 5/31/12 through 11/30/15.*

                    See next page for benchmark definitions.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes.

*The performance of the MSCI All-Country World Index and the Cornerstone Aggressive Composite Index are calculated from the end of the month, May 31, 2012, while the inception date of the Cornerstone Aggressive Fund is June 8, 2012. There may be a slight variation of the performance numbers because of this difference.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

The graph on page 7 illustrates the comparison of a $10,000 hypothetical investment in the USAA Cornerstone Aggressive Fund to the benchmarks listed below. The Manager has developed the Cornerstone Aggressive Composite Index, which is used to measure the Fund's performance. The custom benchmark was created by the Manager to show how the Fund's performance compares with the returns of an index or indexes with similar asset allocations.

o The unmanaged MSCI All-Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

o The Cornerstone Aggressive Composite Index is a combination of unmanaged indexes representing the Fund's model allocation, and consists of the MSCI USA Investable Market Index (IMI) (46%), the MSCI ACWI ex USA IMI (30%), the Barclays U.S. Universal Index (18%), the Bloomberg Commodity Index Total Return (2%), the MSCI U.S. Real Estate Investment Trust (REIT) Index (2%), and the Barclays U.S. Treasury - Bills (1-3M) (2%).

================================================================================

8  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

                         o TOP 10 HOLDINGS* - 11/30/15 o

                                (% of Net Assets)

iShares Core MSCI EAFE ETF** ............................................. 10.7%
iShares MSCI EAFE ETF** ..................................................  4.5%
Vanguard FTSE Europe ETF** ...............................................  3.3%
iShares Core MSCI Emerging Markets ETF** .................................  3.2%
Vanguard FTSE Developed Markets ETF** ....................................  3.1%
iShares Core S&P 500 ETF** ...............................................  2.9%
Vanguard S&P 500 ETF** ...................................................  2.0%
Vanguard Small-Cap Value ETF** ...........................................  1.9%
General Electric Co. .....................................................  1.3%
Bank of America Corp. ....................................................  1.2%

 * Excludes money market instruments.

** The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.

You will find a complete list of securities that the Fund owns on pages 11-32.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

                         o ASSET ALLOCATION - 11/30/15 o

                         [PIE CHART OF ASSET ALLOCATION]

U.S. EQUITY SECURITIES*                                                    46.7%
INTERNATIONAL EQUITY SECURITIES*                                           33.4%
CORPORATE OBLIGATIONS                                                       5.3%
MONEY MARKET INSTRUMENTS                                                    4.6%
U.S. TREASURY SECURITIES                                                    3.3%
PRECIOUS METALS AND COMMODITY-RELATED SECURITIES*                           1.8%
COMMERCIAL MORTGAGE SECURITIES                                              1.7%
EURODOLLAR AND YANKEE OBLIGATIONS                                           1.6%
GLOBAL REAL ESTATE EQUITY SECURITIES                                        1.0%
U.S. GOVERNMENT AGENCY ISSUES                                               0.3%
COLLATERALIZED MORTGAGE OBLIGATIONS                                         0.2%

                                   [END CHART]

 * The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.

Percentages are of the net assets of the Fund and may not equal 100%.

You will find a complete list of securities that the Fund owns on pages 11-32.

================================================================================

10  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

PORTFOLIO OF INVESTMENTS

November 30, 2015 (unaudited)

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              U.S. EQUITY SECURITIES (46.7%)

              COMMON STOCKS (34.8%)

              CONSUMER DISCRETIONARY (5.2%)
              -----------------------------
              ADVERTISING (0.5%)
    15,100    Omnicom Group, Inc.                                                               $  1,116
                                                                                                --------
              APPAREL RETAIL (0.5%)
     1,290    Caleres, Inc.                                                                           36
     1,650    Finish Line, Inc. "A"                                                                   27
    13,100    TJX Companies, Inc.                                                                    925
                                                                                                --------
                                                                                                     988
                                                                                                --------
              AUTO PARTS & EQUIPMENT (0.9%)
    15,700    BorgWarner, Inc.                                                                       670
     2,570    Dana Holding Corp.                                                                      42
     2,410    Gentex Corp.                                                                            40
       610    Gentherm, Inc.*                                                                         31
    12,300    Johnson Controls, Inc.                                                                 566
    12,200    Magna International, Inc.                                                              555
                                                                                                --------
                                                                                                   1,904
                                                                                                --------
              AUTOMOBILE MANUFACTURERS (0.3%)
    37,900    Ford Motor Co.                                                                         543
       940    Thor Industries, Inc.                                                                   55
                                                                                                --------
                                                                                                     598
                                                                                                --------
              AUTOMOTIVE RETAIL (0.1%)
     1,310    CST Brands, Inc.                                                                        49
       580    Lithia Motors, Inc. "A"                                                                 72
       560    Murphy USA, Inc.*                                                                       33
                                                                                                --------
                                                                                                     154
                                                                                                --------
              BROADCASTING (0.5%)
    19,000    CBS Corp. "B"                                                                          959
                                                                                                --------
              FOOTWEAR (0.0%)
     2,370    Wolverine World Wide, Inc.                                                              43
                                                                                                --------
              GENERAL MERCHANDISE STORES (0.5%)
    15,300    Dollar General Corp.                                                                 1,001
                                                                                                --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  11

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              HOME IMPROVEMENT RETAIL (0.1%)
     1,500    Home Depot, Inc.                                                                  $    201
                                                                                                --------
              HOMEBUILDING (0.1%)
     2,130    M/I Homes, Inc.*                                                                        50
     1,260    Meritage Homes Corp.*                                                                   47
        40    NVR, Inc.*                                                                              67
     5,660    TRI Pointe Group, Inc.*                                                                 79
                                                                                                --------
                                                                                                     243
                                                                                                --------
              HOTELS, RESORTS & CRUISE LINES (1.4%)
    19,000    Carnival Corp.                                                                         960
     5,000    Hilton Worldwide Holdings, Inc.                                                        116
    32,000    Norwegian Cruise Line Holdings Ltd.*                                                 1,838
                                                                                                --------
                                                                                                   2,914
                                                                                                --------
              INTERNET RETAIL (0.1%)
     2,200    Expedia, Inc.                                                                          271
                                                                                                --------
              PUBLISHING (0.0%)
     2,240    Gannett Co., Inc.                                                                       38
       930    Meredith Corp.                                                                          44
                                                                                                --------
                                                                                                      82
                                                                                                --------
              SPECIALIZED CONSUMER SERVICES (0.2%)
     8,100    H&R Block, Inc.                                                                        297
     1,560    Sotheby's                                                                               44
                                                                                                --------
                                                                                                     341
                                                                                                --------
              SPECIALTY STORES (0.0%)
     1,320    Dick's Sporting Goods, Inc.                                                             52
       980    Hibbett Sports, Inc.*                                                                   32
                                                                                                --------
                                                                                                      84
                                                                                                --------
              Total Consumer Discretionary                                                        10,899
                                                                                                --------
              CONSUMER STAPLES (1.7%)
              -----------------------
              AGRICULTURAL PRODUCTS (0.0%)
       870    Ingredion, Inc.                                                                         86
                                                                                                --------
              DRUG RETAIL (0.7%)
     7,850    CVS Health Corp.                                                                       739
     9,200    Walgreens Boots Alliance, Inc.                                                         773
                                                                                                --------
                                                                                                   1,512
                                                                                                --------
              FOOD RETAIL (0.3%)
       620    Casey's General Stores, Inc.                                                            72
    14,900    Kroger Co.                                                                             561
                                                                                                --------
                                                                                                     633
                                                                                                --------

================================================================================

12  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              HOUSEHOLD PRODUCTS (0.3%)
     7,400    Procter & Gamble Co.                                                              $    554
                                                                                                --------
              PACKAGED FOODS & MEAT (0.0%)
     2,660    Flowers Foods, Inc.                                                                     62
                                                                                                --------
              PERSONAL PRODUCTS (0.0%)
       570    Edgewell Personal Care Co.                                                              46
                                                                                                --------
              SOFT DRINKS (0.4%)
     7,400    PepsiCo, Inc.                                                                          741
                                                                                                --------
              Total Consumer Staples                                                               3,634
                                                                                                --------
              ENERGY (2.3%)
              -------------
              INTEGRATED OIL & GAS (1.1%)
     6,350    Chevron Corp.                                                                          580
    22,520    Occidental Petroleum Corp.                                                           1,702
                                                                                                --------
                                                                                                   2,282
                                                                                                --------
              OIL & GAS DRILLING (0.0%)
     3,170    Atwood Oceanics, Inc.                                                                   50
                                                                                                --------
              OIL & GAS EQUIPMENT & SERVICES (0.4%)
     7,540    Halliburton Co.                                                                        300
     3,500    Helix Energy Solutions Group, Inc.*                                                     23
     2,530    Hornbeck Offshore Services, Inc.*                                                       31
     5,400    Schlumberger Ltd.                                                                      417
                                                                                                --------
                                                                                                     771
                                                                                                --------
              OIL & GAS EXPLORATION & PRODUCTION (0.8%)
     7,100    Anadarko Petroleum Corp.                                                               425
     6,328    California Resources Corp.                                                              26
     1,900    Cimarex Energy Co.                                                                     226
    10,400    ConocoPhillips(a)                                                                      562
     3,400    EOG Resources, Inc.                                                                    284
     8,400    Marathon Oil Corp.                                                                     147
                                                                                                --------
                                                                                                   1,670
                                                                                                --------
              OIL & GAS REFINING & MARKETING (0.0%)
     1,730    Green Plains, Inc.                                                                      41
       650    REX American Resources Corp.*                                                           41
                                                                                                --------
                                                                                                      82
                                                                                                --------
              Total Energy                                                                         4,855
                                                                                                --------
              FINANCIALS (6.0%)
              -----------------
              ASSET MANAGEMENT & CUSTODY BANKS (0.4%)
     3,600    Ameriprise Financial, Inc.                                                             406
     4,600    Bank of New York Mellon Corp.                                                          202

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  13

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
     2,460    Eaton Vance Corp.                                                                 $     88
     1,520    Waddell & Reed Financial, Inc. "A"                                                      57
                                                                                                --------
                                                                                                     753
                                                                                                --------
              CONSUMER FINANCE (0.8%)
    17,120    Capital One Financial Corp.                                                          1,344
       790    Encore Capital Group, Inc.*                                                             26
    12,314    Synchrony Financial*                                                                   392
                                                                                                --------
                                                                                                   1,762
                                                                                                --------
              DIVERSIFIED BANKS (2.8%)
   146,100    Bank of America Corp.                                                                2,547
    27,310    Citigroup, Inc.                                                                      1,477
    21,810    JPMorgan Chase & Co.                                                                 1,454
     5,030    Wells Fargo & Co.                                                                      277
                                                                                                --------
                                                                                                   5,755
                                                                                                --------
              INVESTMENT BANKING & BROKERAGE (0.1%)
     2,260    Raymond James Financial, Inc.                                                          133
                                                                                                --------
              LIFE & HEALTH INSURANCE (0.2%)
     1,390    American Equity Investment Life Insurance Co.                                           37
     6,000    MetLife, Inc.                                                                          307
                                                                                                --------
                                                                                                     344
                                                                                                --------
              MULTI-LINE INSURANCE (0.0%)
       410    American Financial Group, Inc.                                                          30
                                                                                                --------
              PROPERTY & CASUALTY INSURANCE (0.1%)
       790    AMERISAFE, Inc.                                                                         43
       540    Hanover Insurance Group, Inc.                                                           46
     2,820    Old Republic International Corp.                                                        53
     1,550    Selective Insurance Group, Inc.                                                         53
       850    W.R. Berkley Corp.                                                                      47
                                                                                                --------
                                                                                                     242
                                                                                                --------
              REGIONAL BANKS (1.4%)
       530    Bank of Hawaii Corp.                                                                    37
     2,190    Cathay General Bancorp                                                                  75
       520    Cullen/Frost Bankers, Inc.                                                              36
     2,920    F.N.B. Corp.                                                                            42
    48,900    Fifth Third Bancorp                                                                  1,011
     1,810    FirstMerit Corp.                                                                        37
     2,300    Fulton Financial Corp.                                                                  33
   102,600    KeyCorp                                                                              1,345
     4,380    National Penn Bancshares, Inc.                                                          55
     1,700    PNC Financial Services Group, Inc.                                                     162

================================================================================

14  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
       660    Prosperity Bancshares, Inc.                                                       $     37
     2,640    TCF Financial Corp.                                                                     40
     1,640    Webster Financial Corp.                                                                 66
     3,610    Wilshire Bancorp, Inc.                                                                  45
                                                                                                --------
                                                                                                   3,021
                                                                                                --------
              REINSURANCE (0.1%)
        80    Alleghany Corp.*                                                                        41
       590    Endurance Specialty Holdings Ltd.                                                       39
       500    Reinsurance Group of America, Inc.                                                      46
                                                                                                --------
                                                                                                     126
                                                                                                --------
              SPECIALIZED FINANCE (0.0%)
       860    Atlas Air Worldwide Holdings, Inc.*                                                     36
                                                                                                --------
              THRIFTS & MORTGAGE FINANCE (0.1%)
     3,220    Astoria Financial Corp.                                                                 52
     6,220    New York Community Bancorp, Inc.                                                       102
     2,120    Washington Federal, Inc.                                                                55
                                                                                                --------
                                                                                                     209
                                                                                                --------
              Total Financials                                                                    12,411
                                                                                                --------
              HEALTH CARE (6.1%)
              ------------------
              BIOTECHNOLOGY (2.2%)
    34,400    AbbVie, Inc.                                                                         2,000
     4,400    Amgen, Inc.                                                                            709
       910    Enanta Pharmaceuticals, Inc.*                                                           29
    15,950    Gilead Sciences, Inc.                                                                1,690
       480    United Therapeutics Corp.*                                                              73
                                                                                                --------
                                                                                                   4,501
                                                                                                --------
              HEALTH CARE DISTRIBUTORS (0.3%)
     3,110    Cardinal Health, Inc.                                                                  270
     1,900    McKesson Corp.                                                                         360
     1,270    Owens & Minor, Inc.                                                                     49
                                                                                                --------
                                                                                                     679
                                                                                                --------
              HEALTH CARE EQUIPMENT (1.2%)
     1,440    CONMED Corp.                                                                            61
     1,010    Greatbatch, Inc.*                                                                       59
    24,200    Hologic, Inc.*                                                                         977
     1,610    Masimo Corp.*                                                                           67
    16,000    Medtronic plc                                                                        1,205
       700    Teleflex, Inc.                                                                          92
                                                                                                --------
                                                                                                   2,461
                                                                                                --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              HEALTH CARE FACILITIES (0.0%)
     1,100    Ensign Group, Inc.                                                                $     52
                                                                                                --------
              HEALTH CARE SERVICES (0.1%)
       340    Chemed Corp.                                                                            53
     1,030    MEDNAX, Inc.*                                                                           73
                                                                                                --------
                                                                                                     126
                                                                                                --------
              HEALTH CARE SUPPLIES (0.0%)
     1,010    Anika Therapeutics, Inc.*                                                               42
                                                                                                --------
              LIFE SCIENCES TOOLS & SERVICES (0.1%)
       440    Bio-Rad Laboratories, Inc. "A"*                                                         62
       840    Cambrex Corp.*                                                                          45
                                                                                                --------
                                                                                                     107
                                                                                                --------
              MANAGED HEALTH CARE (0.1%)
     2,700    UnitedHealth Group, Inc.                                                               304
                                                                                                --------
              PHARMACEUTICALS (2.1%)
     2,400    Allergan plc*                                                                          754
       320    DepoMed, Inc.*                                                                           6
     7,490    Johnson & Johnson                                                                      758
       670    Lannett Co., Inc.*                                                                      25
    21,100    Merck & Co., Inc.                                                                    1,119
    52,676    Pfizer, Inc.                                                                         1,726
     1,400    Prestige Brands Holdings, Inc.*                                                         71
                                                                                                --------
                                                                                                   4,459
                                                                                                --------
              Total Health Care                                                                   12,731
                                                                                                --------
              INDUSTRIALS (3.9%)
              ------------------
              AEROSPACE & DEFENSE (0.7%)
     7,200    Honeywell International, Inc.                                                          749
       680    Moog, Inc. "A"*                                                                         45
     1,800    Raytheon Co.                                                                           223
       520    Teledyne Technologies, Inc.*                                                            48
     1,700    TransDigm Group, Inc.*                                                                 399
                                                                                                --------
                                                                                                   1,464
                                                                                                --------
              AGRICULTURAL & FARM MACHINERY (0.0%)
       740    AGCO Corp.                                                                              37
                                                                                                --------
              AIRLINES (0.5%)
    10,300    Southwest Airlines Co.                                                                 472
    10,400    United Continental Holdings, Inc.*                                                     580
                                                                                                --------
                                                                                                   1,052
                                                                                                --------

================================================================================

16  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              BUILDING PRODUCTS (0.0%)
       690    Universal Forest Products, Inc.                                                   $     53
                                                                                                --------
              COMMERCIAL PRINTING (0.0%)
       950    Deluxe Corp.                                                                            56
                                                                                                --------
              CONSTRUCTION & ENGINEERING (0.0%)
       940    EMCOR Group, Inc.                                                                       48
                                                                                                --------
              CONSTRUCTION MACHINERY & HEAVY TRUCKS (0.0%)
     1,220    Trinity Industries, Inc.                                                                33
                                                                                                --------
              DIVERSIFIED SUPPORT SERVICES (0.1%)
       640    G & K Services, Inc. "A"                                                                43
       300    UniFirst Corp.                                                                          32
                                                                                                --------
                                                                                                      75
                                                                                                --------
              ELECTRICAL COMPONENTS & EQUIPMENT (0.2%)
     6,550    Eaton Corp. plc                                                                        381
       760    EnerSys                                                                                 45
                                                                                                --------
                                                                                                     426
                                                                                                --------
              ENVIRONMENTAL & FACILITIES SERVICES (0.1%)
     1,240    ABM Industries, Inc.                                                                    37
     1,260    Tetra Tech, Inc.                                                                        35
                                                                                                --------
                                                                                                      72
                                                                                                --------
              HEAVY ELECTRICAL EQUIPMENT (0.0%)
       670    AZZ, Inc.                                                                               40
                                                                                                --------
              HUMAN RESOURCE & EMPLOYMENT SERVICES (0.1%)
     1,240    Korn/Ferry International                                                                46
     1,010    ManpowerGroup, Inc.                                                                     91
     1,060    On Assignment, Inc.*                                                                    49
                                                                                                --------
                                                                                                     186
                                                                                                --------
              INDUSTRIAL CONGLOMERATES (1.5%)
    4,750     Carlisle Companies, Inc.                                                               420
   87,347     General Electric Co.                                                                 2,615
                                                                                                --------
                                                                                                   3,035
                                                                                                --------
              INDUSTRIAL MACHINERY (0.6%)
       870    Barnes Group, Inc.                                                                      34
       610    Crane Co.                                                                               32
       470    Graco, Inc.                                                                             35
     1,170    Mueller Industries, Inc.                                                                37
       660    Nordson Corp.                                                                           48
    10,300    Stanley Black & Decker, Inc.                                                         1,124
                                                                                                --------
                                                                                                   1,310
                                                                                                --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              OFFICE SERVICES & SUPPLIES (0.0%)
     1,000    Essendant, Inc.                                                                   $     36
                                                                                                --------
              RAILROADS (0.0%)
       720    Genesee & Wyoming, Inc. "A"*                                                            50
                                                                                                --------
              TRADING COMPANIES & DISTRIBUTORS (0.1%)
       720    Applied Industrial Technologies, Inc.                                                   31
       770    GATX Corp.                                                                              35
                                                                                                --------
                                                                                                      66
                                                                                                --------
              TRUCKING (0.0%)
     2,220    Knight Transportation, Inc.                                                             59
                                                                                                --------
              Total Industrials                                                                    8,098
                                                                                                --------
              INFORMATION TECHNOLOGY (6.7%)
              -----------------------------
              APPLICATION SOFTWARE (0.1%)
     1,180    Ebix, Inc.                                                                              44
     3,340    Mentor Graphics Corp.                                                                   63
     2,760    Synopsys, Inc.*                                                                        138
                                                                                                --------
                                                                                                     245
                                                                                                --------
              COMMUNICATIONS EQUIPMENT (1.1%)
     1,990    ARRIS Group, Inc.*                                                                      61
    74,300    Cisco Systems, Inc.                                                                  2,025
     1,290    Plantronics, Inc.                                                                       68
     3,300    QUALCOMM, Inc.                                                                         161
                                                                                                --------
                                                                                                   2,315
                                                                                                --------
              DATA PROCESSING & OUTSOURCED SERVICES (0.9%)
     1,900    Alliance Data Systems Corp.*                                                           545
     1,470    Broadridge Financial Solutions, Inc.                                                    81
     2,380    Convergys Corp.                                                                         62
     1,320    CSG Systems International, Inc.                                                         47
       460    DST Systems, Inc.                                                                       56
     1,580    Global Payments, Inc.                                                                  112
     7,100    MasterCard, Inc. "A"                                                                   695
     1,420    Sykes Enterprises, Inc.*                                                                45
     1,900    Visa, Inc. "A"                                                                         150
                                                                                                --------
                                                                                                   1,793
                                                                                                --------
              ELECTRONIC COMPONENTS (0.0%)
       400    Littelfuse, Inc.                                                                        43
                                                                                                --------
              ELECTRONIC EQUIPMENT & INSTRUMENTS (0.0%)
     1,390    Keysight Technologies, Inc.*                                                            43
                                                                                                --------

================================================================================

18  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              ELECTRONIC MANUFACTURING SERVICES (0.1%)
     2,810    Jabil Circuit, Inc.                                                               $     72
       940    Methode Electronics, Inc.                                                               34
     1,010    Plexus Corp.*                                                                           37
                                                                                                --------
                                                                                                     143
                                                                                                --------
              INTERNET SOFTWARE & SERVICES (1.3%)
     2,645    Alphabet, Inc. "A"*                                                                  2,018
     5,300    Facebook, Inc. "A"*                                                                    553
     1,060    J2 Global, Inc.                                                                         85
                                                                                                --------
                                                                                                   2,656
                                                                                                --------
              SEMICONDUCTOR EQUIPMENT (0.1%)
    12,500    Applied Materials, Inc.                                                                235
       710    Cabot Microelectronics Corp.*                                                           30
       900    MKS Instruments, Inc.                                                                   33
     1,130    Tessera Technologies, Inc.                                                              36
                                                                                                --------
                                                                                                     334
                                                                                                --------
              SEMICONDUCTORS (0.2%)
     5,490    Intel Corp.                                                                            191
    15,000    Micron Technology, Inc.*                                                               239
                                                                                                --------
                                                                                                     430
                                                                                                --------
              SYSTEMS SOFTWARE (1.7%)
    46,100    Microsoft Corp.                                                                      2,505
    24,600    Oracle Corp.                                                                           959
                                                                                                --------
                                                                                                   3,464
                                                                                                --------
              TECHNOLOGY DISTRIBUTORS (0.1%)
     1,120    Arrow Electronics, Inc.*                                                                63
     1,220    Avnet, Inc.                                                                             55
       450    ePlus, Inc.*                                                                            40
     1,830    Ingram Micro, Inc. "A"                                                                  57
       500    SYNNEX Corp.                                                                            47
       670    Tech Data Corp.*                                                                        45
                                                                                                --------
                                                                                                     307
                                                                                                --------
              TECHNOLOGY HARDWARE, STORAGE, & PERIPHERALS (1.1%)
     9,615    Apple, Inc.                                                                          1,137
    50,600    HP, Inc.                                                                               635
     4,300    Seagate Technology plc                                                                 155
     4,600    Western Digital Corp.                                                                  287
                                                                                                --------
                                                                                                   2,214
                                                                                                --------
              Total Information Technology                                                        13,987
                                                                                                --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              MATERIALS (1.3%)
              ----------------
              COMMODITY CHEMICALS (0.1%)
     2,500    LyondellBasell Industries N.V. "A"                                                $    240
                                                                                                --------
              DIVERSIFIED CHEMICALS (0.5%)
    79,400    Huntsman Corp.                                                                         994
                                                                                                --------
              DIVERSIFIED METALS & MINING (0.3%)
       460    Compass Minerals International, Inc.                                                    38
    64,400    Freeport-McMoRan, Inc.                                                                 527
                                                                                                --------
                                                                                                     565
                                                                                                --------
              METAL & GLASS CONTAINERS (0.0%)
       560    AptarGroup, Inc.                                                                        42
                                                                                                --------
              PAPER PACKAGING (0.2%)
     9,030    Bemis Co., Inc.                                                                        425
       810    Sonoco Products Co.                                                                     36
                                                                                                --------
                                                                                                     461
                                                                                                --------
              PAPER PRODUCTS (0.0%)
     1,870    KapStone Paper & Packaging Corp.                                                        45
                                                                                                --------
              SPECIALTY CHEMICALS (0.1%)
     1,330    Albemarle Corp.                                                                         71
       660    Innospec, Inc.                                                                          39
       720    Stepan Co.                                                                              37
     1,060    Valspar Corp.                                                                           90
                                                                                                --------
                                                                                                     237
                                                                                                --------
              STEEL (0.1%)
       890    Reliance Steel & Aluminum Co.                                                           52
                                                                                                --------
              Total Materials                                                                      2,636
                                                                                                --------
              TELECOMMUNICATION SERVICES (0.6%)
              ---------------------------------
              INTEGRATED TELECOMMUNICATION SERVICES (0.6%)
    25,561    Verizon Communications, Inc.                                                         1,162
                                                                                                --------
              UTILITIES (1.0%)
              ----------------
              ELECTRIC UTILITIES (0.9%)
       840    ALLETE, Inc.                                                                            43
     7,800    American Electric Power Co., Inc.                                                      437
    17,100    Edison International                                                                 1,015
     3,100    NextEra Energy, Inc.                                                                   310
     2,010    OGE Energy Corp.                                                                        52
                                                                                                --------
                                                                                                   1,857
                                                                                                --------

================================================================================

20  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              GAS UTILITIES (0.1%)
     1,220    Laclede Group, Inc.                                                               $     71
     2,150    South Jersey Industries, Inc.                                                           49
                                                                                                --------
                                                                                                     120
                                                                                                --------
              INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.0%)
     4,380    Talen Energy Corp.*                                                                     34
                                                                                                --------
              MULTI-UTILITIES (0.0%)
     1,140    Avista Corp.                                                                            39
     1,020    NorthWestern Corp.                                                                      56
                                                                                                --------
                                                                                                      95
                                                                                                --------
              Total Utilities                                                                      2,106
                                                                                                --------
              Total Common Stocks (cost: $67,160)                                                 72,519
                                                                                                --------

              PREFERRED STOCKS (0.7%)

              CONSUMER STAPLES (0.2%)
              -----------------------
              AGRICULTURAL PRODUCTS (0.2%)
     8,000    CHS, Inc., Series B, 7.88%, cumulative redeemable, perpetual                           231
     2,000    Dairy Farmers of America, Inc., 7.88%, cumulative redeemable, perpetual(b)             210
                                                                                                --------
                                                                                                     441
                                                                                                --------
              Total Consumer Staples                                                                 441
                                                                                                --------
              ENERGY (0.2%)
              -------------
              OIL & GAS EXPLORATION & PRODUCTION (0.0%)
       300    Chesapeake Energy Corp., 5.75%, perpetual(b)                                            82
                                                                                                --------
                                                                                                      82
                                                                                                --------
              OIL & GAS STORAGE & TRANSPORTATION (0.2%)
       150    Kinder Morgan G.P., Inc., 4.13%, cumulative redeemable(b)                              139
    10,645    NuStar Logistics, LP, 7.63%                                                            267
                                                                                                --------
                                                                                                     406
                                                                                                --------
              Total Energy                                                                           488
                                                                                                --------
              FINANCIALS (0.3%)
              -----------------
              LIFE & HEALTH INSURANCE (0.2%)
    12,000    Delphi Financial Group, Inc., 7.38%, cumulative redeemable                             298
                                                                                                --------
              REGIONAL BANKS (0.1%)
       235    M&T Bank Corp., 6.38%, cumulative redeemable, perpetual                                243
                                                                                                --------
              Total Financials                                                                       541
                                                                                                --------
              Total Preferred Stocks (cost: $1,624)                                                1,470
                                                                                                --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              EQUITY EXCHANGE-TRADED FUNDS (8.3%)
    28,700    iShares Core S&P 500 ETF                                                          $  6,023
     2,100    iShares Core S&P Mid-Cap ETF                                                           307
     8,990    SPDR S&P 500 ETF Trust                                                               1,876
     8,200    Vanguard Mid-Cap ETF                                                                 1,017
    21,340    Vanguard S&P 500 ETF                                                                 4,083
    37,900    Vanguard Small-Cap Value ETF                                                         3,966
                                                                                                --------
              Total Equity Exchange-Traded Funds (cost: $16,714)                                  17,272
                                                                                                --------
              FIXED-INCOME EXCHANGE-TRADED FUNDS (2.9%)
    16,940    iShares 20+ Year Treasury Bond ETF                                                   2,057
    10,300    iShares 7-10 Year Treasury Bond ETF                                                  1,096
    30,400    iShares iBoxx High Yield Corporate Bond ETF                                          2,525
     3,700    Vanguard Total Bond Market ETF                                                         301
                                                                                                --------
              Total Fixed-Income Exchange-Traded Funds (cost: $6,045)                              5,979
                                                                                                --------
              Total U.S. Equity Securities (cost: $91,543)                                        97,240
                                                                                                --------
              INTERNATIONAL EQUITY SECURITIES (33.4%)

              COMMON STOCKS (1.4%)

              ENERGY (0.5%)
              -------------
              INTEGRATED OIL & GAS (0.5%)
    23,100    Royal Dutch Shell plc ADR "A"                                                        1,149
                                                                                                --------
              FINANCIALS (0.2%)
              -----------------
              PROPERTY & CASUALTY INSURANCE (0.2%)
    11,600    XL Group plc                                                                           443
                                                                                                --------
              HEALTH CARE (0.4%)
              ------------------
              PHARMACEUTICALS (0.4%)
     4,400    Novartis AG ADR                                                                        375
    10,900    Roche Holdings Ltd. ADR                                                                365
                                                                                                --------
                                                                                                     740
                                                                                                --------
              Total Health Care                                                                      740
                                                                                                --------
              INFORMATION TECHNOLOGY (0.3%)
              -----------------------------
              SEMICONDUCTORS (0.3%)
     6,472    NXP Semiconductors N.V.*                                                               605
                                                                                                --------
              Total Common Stocks (cost: $2,805)                                                   2,937
                                                                                                --------

================================================================================

22  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              EXCHANGE-TRADED FUNDS (32.0%)
    14,112    EGShares Emerging Markets Consumer ETF                                            $    325
   398,000    iShares Core MSCI EAFE ETF                                                          22,224
   160,700    iShares Core MSCI Emerging Markets ETF                                               6,648
    40,200    iShares Currency Hedged MSCI EAFE ETF                                                1,076
   154,493    iShares MSCI EAFE ETF                                                                9,370
    34,100    iShares MSCI EAFE Minimum Volatility ETF                                             2,223
    90,710    iShares MSCI Japan ETF                                                               1,124
    14,236    iShares MSCI Turkey ETF                                                                546
     7,300    PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio                              276
    96,600    PowerShares FTSE RAFI Emerging Markets Portfolio                                     1,438
    79,800    Schwab Fundamental International Large Co. Index ETF                                 2,005
     6,200    SPDR S&P China ETF                                                                     478
    14,790    SPDR S&P Emerging Markets SmallCap ETF                                                 575
   172,300    Vanguard FTSE Developed Markets ETF                                                  6,504
   133,300    Vanguard FTSE Europe ETF                                                             6,856
     8,244    WisdomTree Emerging Markets High Dividend Fund                                         277
    16,645    WisdomTree Emerging Markets SmallCap Dividend Fund                                     603
    22,200    WisdomTree Europe Hedged Equity Fund                                                 1,397
    55,907    WisdomTree India Earnings Fund                                                       1,110
    29,900    WisdomTree Japan Hedged Equity Fund                                                  1,645
                                                                                                --------
              Total Exchange-Traded Funds (cost: $69,301)                                         66,700
                                                                                                --------
              Total International Equity Securities (cost: $72,106)                               69,637
                                                                                                --------

              PRECIOUS METALS AND COMMODITY-RELATED SECURITIES (1.8%)

              GOLD (0.0%)

              NORTH AMERICAN GOLD COMPANIES (0.0%)
     8,197    Hycroft Mining Corp., acquired 5/21/2015 - 6/09/2015; cost $258*(c),(d)                  6
                                                                                                --------
              EXCHANGE-TRADED FUNDS (1.8%)
    24,300    First Trust Global Tactical Commodity Strategy Fund*                                   506
    51,700    Market Vectors Gold Miners ETF                                                         711
    28,600    PowerShares DB Commodity Index Tracking Fund*                                          406
    50,600    United States Commodity Index Fund*                                                  2,047
                                                                                                --------
              Total Exchange-Traded Funds                                                          3,670
                                                                                                --------
              Total Precious Metals and Commodity-Related Securities (cost: $4,936)                3,676
                                                                                                --------

              GLOBAL REAL ESTATE EQUITY SECURITIES (1.0%)

              COMMON STOCKS (0.4%)

              REAL ESTATE SERVICES (0.0%)
       600    Jones Lang LaSalle, Inc.                                                               100
                                                                                                --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  23

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              REITs - DIVERSIFIED (0.1%)
     1,670    PS Business Parks, Inc.                                                           $    148
                                                                                                --------
              REITs - HEALTH CARE (0.1%)
     4,310    Care Capital Properties, Inc.                                                          136
                                                                                                --------
              REITs - RETAIL (0.1%)
     1,480    Taubman Centers, Inc.                                                                  106
                                                                                                --------
              REITs - SPECIALIZED (0.1%)
     4,750    Corrections Corp. of America                                                           122
     2,600    Lamar Advertising Co.                                                                  152
                                                                                                --------
              Total REITs - Specialized                                                              274
                                                                                                --------
              Total Common Stocks (cost: $791)                                                       764
                                                                                                --------
              PREFERRED STOCKS (0.1%)

              REITs - MORTGAGE (0.1%)
     8,000    Arbor Realty Trust, Inc., 7.38%                                                        198
                                                                                                --------
              REITs - OFFICE (0.0%)
     4,000    Equity Commonwealth, Series E, 7.25%, cumulative redeemable, perpetual                 103
                                                                                                --------
              Total Preferred Stocks (cost: $297)                                                    301
                                                                                                --------
              EXCHANGE-TRADED FUNDS (0.5%)
    13,760    Vanguard REIT ETF (cost: $1,057)                                                     1,092
                                                                                                --------
              Total Global Real Estate Equity Securities (cost: $2,145)                            2,157
                                                                                                --------
--------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                          COUPON
(000)                                                            RATE         MATURITY
--------------------------------------------------------------------------------------------------------
              BONDS (12.4%)

              CORPORATE OBLIGATIONS (5.3%)

              CONSUMER DISCRETIONARY (0.4%)
              -----------------------------
              DEPARTMENT STORES (0.1%)
$       99    J.C. Penney Corp., Inc.(e)                         6.00%         5/22/2018              99
                                                                                                --------
              PUBLISHING (0.0%)
        97    Cengage Learning Acquisitions, Inc.(e)             7.00          3/31/2020              95
                                                                                                --------
              SPECIALTY STORES (0.3%)
       200    Guitar Center, Inc.(b)                             6.50          4/15/2019             183
       300    Staples, Inc.(e),(f)                               3.50          4/07/2021             297
       150    Toys R Us Property Co. II, LLC                     8.50         12/01/2017             141
                                                                                                --------
                                                                                                     621
                                                                                                --------
              Total Consumer Discretionary                                                           815
                                                                                                --------

================================================================================

24  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                         MARKET
AMOUNT                                                          COUPON                             VALUE
(000)         SECURITY                                           RATE         MATURITY             (000)
--------------------------------------------------------------------------------------------------------
              CONSUMER STAPLES (0.1%)
              -----------------------
              PACKAGED FOODS & MEAT (0.1%)
$      100    JM Smucker Co.                                     4.38%         3/15/2045        $     98
                                                                                                --------
              ENERGY (0.7%)
              -------------
              OIL & GAS DRILLING (0.0%)
       261    Schahin II Finance Co. SPV Ltd.(b),(g)             5.88          9/25/2023              56
                                                                                                --------
              OIL & GAS EXPLORATION & PRODUCTION (0.1%)
       200    Newfield Exploration Co.                           5.38          1/01/2026             183
                                                                                                --------
              OIL & GAS STORAGE & TRANSPORTATION (0.6%)
       350    DCP Midstream, LLC(b)                              5.85          5/21/2043             278
       100    Enbridge Energy Partners, LP                       7.38         10/15/2045             102
       200    Enbridge Energy Partners, LP                       8.05         10/01/2077             179
       300    Energy Transfer Partners, LP                       3.35(h)      11/01/2066             209
       200    Enterprise Products Operating, LLC                 7.00          6/01/2067             179
       100    Martin Midstream Partners, LP                      7.25          2/15/2021              95
       190    Southern Union Co.                                 3.35(h)      11/01/2066             115
                                                                                                --------
                                                                                                   1,157
                                                                                                --------
              Total Energy                                                                         1,396
                                                                                                --------
              FINANCIALS (2.2%)
              -----------------
              ASSET MANAGEMENT & CUSTODY BANKS (0.1%)
       200    Prospect Capital Corp.                             5.00          7/15/2019             203
                                                                                                --------
              LIFE & HEALTH INSURANCE (0.5%)
       300    Lincoln National Corp.                             7.00(h)       5/17/2066             248
       200    MetLife, Inc.                                      6.40         12/15/2066             221
       200    Prudential Financial, Inc.                         5.63          6/15/2043             209
       350    StanCorp Financial Group, Inc.                     6.90          6/01/2067             300
                                                                                                --------
                                                                                                     978
                                                                                                --------
              MULTI-LINE INSURANCE (0.4%)
       325    Genworth Holdings, Inc.                            6.15         11/15/2066             125
       500    Glen Meadow Pass-Through Trust(b)                  6.51          2/12/2067             432
       300    Nationwide Mutual Insurance Co.(b)                 2.63(h)      12/15/2024             288
                                                                                                --------
                                                                                                     845
                                                                                                --------
              OTHER DIVERSIFIED FINANCIAL SERVICES (0.1%)
       250    GE Capital Trust I                                 6.38         11/15/2067             267
        50    General Electric Capital Corp.                     6.38         11/15/2067              53
                                                                                                --------
                                                                                                     320
                                                                                                --------
              PROPERTY & CASUALTY INSURANCE (0.6%)
       200    Allstate Corp.                                     5.75          8/15/2053             207
       200    AmTrust Financial Services, Inc.                   6.13          8/15/2023             210

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  25

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                         MARKET
AMOUNT                                                          COUPON                             VALUE
(000)         SECURITY                                           RATE         MATURITY             (000)
--------------------------------------------------------------------------------------------------------
$      200    HSB Group, Inc.(d)                                 1.23%(h)      7/15/2027        $    150
       250    Ironshore Holdings, Inc.(b)                        8.50          5/15/2020             290
       395    Oil Insurance Ltd.(b)                              3.31(h)               -(i)          352
       100    Progressive Corp.                                  6.70          6/15/2067             100
                                                                                                --------
                                                                                                   1,309
                                                                                                --------
              REAL ESTATE DEVELOPMENT (0.1%)
       200    Forestar USA Real Estate Group, Inc.(b)            8.50          6/01/2022             201
                                                                                                --------
              REGIONAL BANKS (0.3%)
       200    Compass Bank                                       3.88          4/10/2025             186
       175    Cullen/Frost Capital Trust II                      1.87(h)       3/01/2034             156
        50    First Maryland Capital Trust I                     1.32(h)       1/15/2027              42
       200    SunTrust Capital I                                 1.03(h)       5/15/2027             167
                                                                                                --------
                                                                                                     551
                                                                                                --------
              THRIFTS & MORTGAGE FINANCE (0.1%)
       100    Ocwen Financial Corp.(b)                           6.63          5/15/2019              90
       200    Walter Investment Management Corp.                 7.88         12/15/2021             159
                                                                                                --------
                                                                                                     249
                                                                                                --------
              Total Financials                                                                     4,656
                                                                                                --------
              HEALTH CARE (0.1%)
              ------------------
              PHARMACEUTICALS (0.1%)
       200    Valeant Pharmaceuticals International, Inc.(b)     6.38         10/15/2020             184
                                                                                                --------
              INDUSTRIALS (0.3%)
              ------------------
              AEROSPACE & DEFENSE (0.2%)
       350    Constellis Holdings, LLC & Constellis Finance
                Corp.(b)                                         9.75          5/15/2020             292
       100    Moog, Inc.(b)                                      5.25         12/01/2022             102
                                                                                                --------
                                                                                                     394
                                                                                                --------
              AIRLINES (0.0%)
        52    Continental Airlines, Inc. Pass-Through Trust      6.25         10/11/2021              55
                                                                                                --------
              ELECTRICAL COMPONENTS & EQUIPMENT (0.1%)
       100    Artesyn Embedded Technologies, Inc.(b)             9.75         10/15/2020              95
                                                                                                --------
              MARINE (0.0%)
       100    Navios Maritime Holdings, Inc.(b)                  7.38          1/15/2022              76
                                                                                                --------
              TRADING COMPANIES & DISTRIBUTORS (0.0%)
        75    ILFC E-Capital Trust I(b)                          4.57(h)      12/21/2065              71
                                                                                                --------
              Total Industrials                                                                      691
                                                                                                --------

================================================================================

26  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                         MARKET
AMOUNT                                                          COUPON                             VALUE
(000)         SECURITY                                           RATE         MATURITY             (000)
--------------------------------------------------------------------------------------------------------
              INFORMATION TECHNOLOGY (0.1%)
              -----------------------------
              SYSTEMS SOFTWARE (0.1%)
$      100    Ensemble S Merger Sub, Inc.(b)                      9.00%        9/30/2023        $    100
                                                                                                --------
       150    Informatica, LLC(b)                                 7.13         7/15/2023             144
                                                                                                --------
                                                                                                     244
                                                                                                --------
              Total Information Technology                                                           244
                                                                                                --------
              MATERIALS (0.1%)
              ----------------
              DIVERSIFIED METALS & MINING (0.1%)
       400    Freeport-McMoRan, Inc.                               5.45        3/15/2043             253
                                                                                                --------
              TELECOMMUNICATION SERVICES (0.4%)
              ---------------------------------
              INTEGRATED TELECOMMUNICATION SERVICES (0.3%)
       100    CenturyLink, Inc.                                    7.65        3/15/2042              81
       300    Frontier Communications Corp.(b)                    11.00        9/15/2025             295
       100    GCI, Inc.                                            6.88        4/15/2025             104
                                                                                                --------
                                                                                                     480
                                                                                                --------
              WIRELESS TELECOMMUNICATION SERVICES (0.1%)
       350    Sprint Corp.                                         7.13        6/15/2024             269
                                                                                                --------
              Total Telecommunication Services                                                       749
                                                                                                --------
              UTILITIES (0.9%)
              ----------------
              ELECTRIC UTILITIES (0.3%)
       200    NextEra Energy Capital Holdings, Inc.               6.35        10/01/2066             156
       174    NextEra Energy Capital Holdings, Inc.               6.65         6/15/2067             140
        50    NextEra Energy Capital Holdings, Inc.               7.30         9/01/2067              49
       300    PPL Capital Funding, Inc.                           6.70         3/30/2067             248
       251    Texas Competitive Electric Holdings Co., LLC(e)     4.68        10/10/2017              86
                                                                                                --------
                                                                                                     679
                                                                                                --------
              MULTI-UTILITIES (0.6%)
        50    Dominion Resources, Inc.                            7.50         6/30/2066              44
       150    Dominion Resources, Inc.                            2.63(h)      9/30/2066             118
       300    Integrys Holding, Inc.                              6.11        12/01/2066             242
       500    Puget Sound Energy, Inc.                            6.97         6/01/2067             419
       500    WEC Energy Group, Inc.                              6.25         5/15/2067             412
                                                                                                --------
                                                                                                   1,235
                                                                                                --------
              Total Utilities                                                                      1,914
                                                                                                --------
              Total Corporate Obligations (cost: $12,339)                                         11,000
                                                                                                --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  27

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                         MARKET
AMOUNT                                                          COUPON                             VALUE
(000)         SECURITY                                           RATE         MATURITY             (000)
--------------------------------------------------------------------------------------------------------
              EURODOLLAR AND YANKEE OBLIGATIONS (1.6%)

              CONSUMER DISCRETIONARY (0.1%)
              -----------------------------
              CABLE & SATELLITE (0.1%)
$      100    Neptune Finco Corp.(b)                             10.88%       10/15/2025        $    106

              ENERGY (0.1%)
              -------------
              OIL & GAS STORAGE & TRANSPORTATION (0.1%)
       400    TransCanada PipeLines Ltd.                          6.35         5/15/2067             327
                                                                                                --------
              FINANCIALS (0.5%)
              -----------------
              DIVERSIFIED BANKS (0.1%)
        50    Barclays Bank plc(b)                                7.70                 -(i)           55
       200    Lloyds Bank plc                                     0.69(h)              -(i)          122
                                                                                                --------
                                                                                                     177
                                                                                                --------
              LIFE & HEALTH INSURANCE (0.2%)
       370    Great-West Life & Annuity Insurance Capital, LP(b)  7.15(h)      5/16/2046             373
                                                                                                --------
              MULTI-LINE INSURANCE (0.1%)
       150    ZFS Finance USA Trust V(b)                          6.50         5/09/2067             154
                                                                                                --------
              PROPERTY & CASUALTY INSURANCE (0.1%)
       200    QBE Capital Funding III Ltd.(b)                     7.25         5/24/2041             222
                                                                                                --------
              REINSURANCE (0.0%)
       100    Swiss Re Capital I, LP(b)                           6.85(h)              -(i)          102
                                                                                                --------
              Total Financials                                                                     1,028
                                                                                                --------
              GOVERNMENT (0.1%)
              -----------------
              FOREIGN GOVERNMENT (0.1%)
       200    Italy Government International Bond                 5.38         6/15/2033             230
                                                                                                --------
              MATERIALS (0.5%)
              ----------------
              COMMODITY CHEMICALS (0.1%)
       200    Braskem Finance Ltd.                                6.45         2/03/2024             185
                                                                                                --------
              DIVERSIFIED METALS & MINING (0.0%)
       100    Vedanta Resources plc(b)                            6.00         1/31/2019              77
                                                                                                --------
              GOLD (0.4%)
       400    Kinross Gold Corp.                                  5.95         3/15/2024             316
       300    Newcrest Finance Proprietary Ltd.(b)                4.45        11/15/2021             279
       300    St. Barbara Ltd.(b)                                 8.88         4/15/2018             288
                                                                                                --------
                                                                                                     883
                                                                                                --------
              Total Materials                                                                      1,145
                                                                                                --------

================================================================================

28  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                         MARKET
AMOUNT                                                          COUPON                             VALUE
(000)         SECURITY                                           RATE         MATURITY             (000)
--------------------------------------------------------------------------------------------------------
              UTILITIES (0.3%)
              ----------------
              ELECTRIC UTILITIES (0.3%)
$      250    Electricite De France S.A.(b)                        5.25%               -(i)     $    242
       300    Enel S.p.A.(b)                                       8.75        9/24/2073             346
                                                                                                --------
                                                                                                     588
                                                                                                --------
              Total Utilities                                                                        588
                                                                                                --------
              Total Eurodollar and Yankee Obligations (cost: $3,564)                               3,424
                                                                                                --------

              COLLATERALIZED MORTGAGE OBLIGATIONS (0.2%)

              FINANCIALS (0.2%)
              -----------------
        86    Sequoia Mortgage Trust                               1.11(h)     9/20/2033              75
       261    Structured Asset Mortgage Investments, Inc.          0.70(h)     7/19/2035             240
        78    Wells Fargo Mortgage Backed Securities Trust         2.69(h)     4/25/2035              74
                                                                                                --------
              Total Financials                                                                       389
                                                                                                --------
              Total Collateralized Mortgage Obligations (cost: $394)                                 389
                                                                                                --------

              COMMERCIAL MORTGAGE SECURITIES (1.7%)

              FINANCIALS (1.7%)
              -----------------
              COMMERCIAL MORTGAGE-BACKED SECURITIES (1.7%)
       100    Banc of America Commercial Mortgage, Inc.            6.04        7/10/2044             101
       100    Banc of America Commercial Mortgage, Inc.            5.42       10/10/2045             102
       200    Banc of America Commercial Mortgage, Inc.            6.47        2/10/2051             204
       200    Bear Stearns Commercial Mortgage Securities, Inc.(b) 5.66        9/11/2041             197
        50    Bear Stearns Commercial Mortgage Securities, Inc.    5.60       10/12/2041              50
        50    Citigroup Commercial Mortgage Trust                  5.99        3/15/2049              51
        50    Citigroup Commercial Mortgage Trust                  6.35       12/10/2049              45
       350    Commercial Mortgage Trust                            5.38       12/10/2046             348
       350    Credit Suisse Commercial Mortgage Pass-Through Trust 0.39        2/15/2040             318
       300    GE Capital Commercial Mortgage Corp.                 5.60       11/10/2045             299
       250    GE Capital Commercial Mortgage Corp.                 5.61       12/10/2049             258
        51    GMAC Commercial Mortgage Securities, Inc.            4.97       12/10/2041              52
       300    GS Mortgage Securities Trust                         5.76        4/10/2038             300
       250    J.P. Morgan Chase Commercial Mortgage
                Securities Corp.                                   6.10        4/15/2045             233
       300    J.P. Morgan Chase Commercial Mortgage
                Securities Corp.                                   5.37        5/15/2047             306
        50    LB-UBS Commercial Mortgage Trust                     5.28        2/15/2041              50
       200    Merrill Lynch Mortgage Trust                         6.03        6/12/2050             207
       150    Morgan Stanley Capital I Trust                       5.39       11/14/2042             150

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  29

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                         MARKET
AMOUNT                                                          COUPON                             VALUE
(000)         SECURITY                                           RATE         MATURITY             (000)
--------------------------------------------------------------------------------------------------------
$      100    Morgan Stanley Capital I Trust                     5.69%         3/12/2044        $    100
       200    Wachovia Bank Commercial Mortgage Trust            5.90          5/15/2043             202
                                                                                                --------
                                                                                                   3,573
                                                                                                --------
              Total Financials                                                                     3,573
                                                                                                --------
              Total Commercial Mortgage Securities (cost: $3,575)                                  3,573
                                                                                                --------

              U.S. GOVERNMENT AGENCY ISSUES (0.3%)(j)

              COMMERCIAL MORTGAGE-BACKED SECURITIES (0.3%)
       500    Freddie Mac(+) (cost: $510)                        3.51          4/25/2030             519
                                                                                                --------

              U.S. TREASURY SECURITIES (3.3%)

              BONDS (2.3%)
     1,030    3.09%, 8/15/2044 (STRIP Principal)(k)                                                  420
     2,250    3.13%, 8/15/2044                                                                     2,307
       800    3.00%, 11/15/2044                                                                      800
       100    2.50%, 2/15/2045                                                                        90
     1,000    3.00%, 5/15/2045                                                                       999
       500    3.10%, 5/15/2045 (STRIP Principal)(k)                                                  197
                                                                                                --------
                                                                                                   4,813
                                                                                                --------
              NOTES (1.0%)
       401    1.75%, 5/15/2022                                                                       396
       245    2.00%, 2/15/2023                                                                       245
       300    2.75%, 11/15/2023                                                                      315
       600    2.50%, 5/15/2024                                                                       617
       250    2.38%, 8/15/2024                                                                       254
       200    2.25%, 11/15/2024                                                                      201
       100    2.00%, 2/15/2025                                                                        98
                                                                                                --------
                                                                                                   2,126
                                                                                                --------
              Total U.S. Treasury Securities (cost: $6,872)                                        6,939
                                                                                                --------
              Total Bonds (cost: $27,254)                                                         25,844
                                                                                                --------
--------------------------------------------------------------------------------------------------------
NUMBER OF
SHARES
--------------------------------------------------------------------------------------------------------
              MONEY MARKET INSTRUMENTS (4.6%)

              MONEY MARKET FUNDS (4.6%)
 9,457,693    State Street Institutional Liquid Reserves Fund
                Premier Class, 0.15%(l)
                (cost: $9,458)                                                                     9,458
                                                                                                --------

              TOTAL INVESTMENTS (COST: $207,442)                                                $208,012
                                                                                                ========

================================================================================

30  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

-----------------------------------------------------------------------------------------------------------------
($ IN 000s)                                                  VALUATION HIERARCHY
-----------------------------------------------------------------------------------------------------------------
                                               (LEVEL 1)            (LEVEL 2)           (LEVEL 3)
                                           QUOTED PRICES    OTHER SIGNIFICANT         SIGNIFICANT
                                       IN ACTIVE MARKETS           OBSERVABLE        UNOBSERVABLE
ASSETS:                             FOR IDENTICAL ASSETS               INPUTS              INPUTS           TOTAL
-----------------------------------------------------------------------------------------------------------------
U.S. Equity Securities:
  Common Stocks                                 $ 72,519              $     -                 $ -        $ 72,519
  Preferred Stocks                                     -                1,470                   -           1,470
  Equity Exchange-Traded Funds                    17,272                    -                   -          17,272
  Fixed-Income Exchange-
     Traded Funds                                  5,979                    -                   -           5,979

International Equity Securities:
  Common Stocks                                    2,937                    -                   -           2,937
  Exchange-Traded Funds                           66,700                    -                   -          66,700

Precious Metals and
  Commodity-Related Securities:
  Gold                                                 -                    -                   6               6
  Exchange-Traded Funds                            3,670                    -                   -           3,670

Global Real Estate Equity Securities:
  Common Stocks                                      764                    -                   -             764
  Preferred Stocks                                     -                  301                   -             301
  Exchange-Traded Funds                            1,092                    -                   -           1,092

Bonds:
  Corporate Obligations                                -               10,850                 150          11,000
  Eurodollar and Yankee Obligations                    -                3,424                   -           3,424
  Collateralized Mortgage Obligations                  -                  389                   -             389
  Commercial Mortgage Securities                       -                3,573                   -           3,573
  U.S. Government Agency Issues                        -                  519                   -             519
  U.S. Treasury Securities                         6,322                  617                   -           6,939

Money Market Instruments:
  Money Market Funds                               9,458                    -                   -           9,458
-----------------------------------------------------------------------------------------------------------------
Total                                           $186,713              $21,143                $156        $208,012
-----------------------------------------------------------------------------------------------------------------

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  31

================================================================================

-----------------------------------------------------------------------------------------------------------------
                                                                                    COMMON              CORPORATE
                                                                                    STOCKS            OBLIGATIONS
-----------------------------------------------------------------------------------------------------------------
Balance as of May 31, 2015                                                           $   -                   $126
Purchases                                                                              258                      -
Sales                                                                                    -                      -
Transfers into Level 3                                                                   -                      -
Transfers out of Level 3                                                                 -                      -
Net realized gain (loss) on investments                                                  -                      -
Change in net unrealized appreciation/(depreciation) of investments                   (252)                    24
-----------------------------------------------------------------------------------------------------------------
Balance as of November 30, 2015                                                      $   6                   $150
-----------------------------------------------------------------------------------------------------------------

For the period of June 1, 2015, through November 30, 2015, there were no transfers of securities between levels. The Fund's policy is to recognize any transfers into and out of the levels as of the beginning of the period in which the event or circumstance that caused the transfer occurred.

================================================================================

32  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

November 30, 2015 (unaudited)

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 36.7% of net assets at November 30, 2015.

    The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.

o   CATEGORIES AND DEFINITIONS

    EURODOLLAR AND YANKEE OBLIGATIONS - Eurodollar obligations are U.S. dollar-denominated instruments that are issued outside the U.S. capital markets by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions. Yankee obligations are dollar-denominated instruments that are issued by foreign issuers in the U.S. capital markets.

    COLLATERALIZED MORTGAGE OBLIGATIONS (CMOs) - Collateralized mortgage obligations are debt obligations of a legal entity that are fully collateralized by a portfolio of mortgages or mortgage-related securities. CMOs are issued in multiple classes (tranches), with specific adjustable

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  33

================================================================================

    or fixed interest rates, varying maturities, and must be fully retired no later than its final distribution date. The cash flow from the underlying mortgages is used to pay off each tranche separately. CMOs are designed to provide investors with more predictable maturities than regular mortgage securities but such maturities can be difficult to predict because of the effect of prepayments.

    ASSET-BACKED AND COMMERCIAL MORTGAGE-BACKED SECURITIES - Asset-backed securities represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets. Commercial mortgage-backed securities reflect an interest in, and are secured by, mortgage loans on commercial real property. These securities represent ownership in a pool of loans and are divided into pieces (tranches) with varying maturities. The stated final maturity of such securities represents the date the final principal payment will be made for the last outstanding loans in the pool. The weighted average life is the average time for principal to be repaid, which is calculated by assuming prepayment rates of the underlying loans. The weighted average life is likely to be substantially shorter than the stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments. Stated interest rates on commercial mortgage-backed securities may change slightly over time as underlying mortgages pay down.

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    ADR American depositary receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

    REIT    Real estate investment trust

    STRIPS  Separate trading of registered interest and principal of securities

o   SPECIFIC NOTES

    (a) At November 30, 2015, the security, or a portion thereof, was segregated to cover delayed-delivery purchases.

================================================================================

34  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

    (b) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by USAA Asset Management Company (the Manager) under liquidity guidelines approved by USAA Mutual Funds Trust's Board of Trustees (the Board), unless otherwise noted as illiquid.

    (c) Security deemed illiquid by the Manager, under liquidity guidelines approved by the Board. The aggregate market value of these securities at November 30, 2015, was $6,000, which represented less than 0.1% of the Fund's net assets.

    (d) Security was fair valued at November 30, 2015, by the Manager in accordance with valuation procedures approved by the Board. The total value of all such securities was $156,000, which represented 0.1% of the Fund's net assets.

    (e) Senior loan (loan) - is not registered under the Securities Act of 1933. The loan contains certain restrictions on resale and cannot be sold publicly. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility and includes commitment fees on unfunded loan commitments. The interest rate is adjusted periodically, and the rate disclosed represents the current rate at November 30, 2015. The weighted average life of the loan is likely to be shorter than the stated final maturity date due to mandatory or optional prepayments. The loan is deemed liquid by the Manager, under liquidity guidelines approved by the Board, unless otherwise noted as illiquid.

    (f) At November 30, 2015, the aggregate market value of securities purchased on a delayed-delivery basis was $297,000.

    (g) At November 30, 2015, the issuer was in default with respect to interest and/or principal payments.

    (h) Variable-rate or floating-rate security - interest rate is adjusted periodically. The interest rate disclosed represents the rate at November 30, 2015.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  35

================================================================================

    (i) Security is perpetual and has no final maturity date but may be subject to calls at various dates in the future.

    (j) U.S. government agency issues - Mortgage-backed securities issued by certain U.S. Government Sponsored Enterprises (GSEs) such as the Government National Mortgage Association (GNMA or Ginnie Mae) and certain other U.S. government guaranteed securities are supported by the full faith and credit of the U.S. government. Securities issued by other GSEs, such as Freddie Mac (Federal Home Loan Mortgage Corporation or FHLMC) and Fannie Mae (Federal National Mortgage Association or
        FNMA), indicated with a "+", are supported only by the right of the GSE to borrow from the U.S. Treasury, the discretionary authority of the U.S. government to purchase the GSEs' obligations, or only by the credit of the issuing agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U.S. Treasury. In September of 2008, the U.S. Treasury placed Fannie Mae and Freddie Mac under conservatorship and appointed the Federal Housing Finance Agency (FHFA) to act as conservator and oversee their daily operations. In addition, the U.S. Treasury entered into purchase agreements with Fannie Mae and Freddie Mac to provide them with capital in exchange for senior preferred stock. While these arrangements are intended to ensure that Fannie Mae and Freddie Mac can continue to meet their obligations, it is possible that actions by the U.S. Treasury, FHFA, or others could adversely impact the value of the Fund's investments in securities issued by Fannie Mae and Freddie Mac.

    (k) Zero-coupon security. Rate represents the effective yield at the date of purchase.

    (l) Rate represents the money market fund annualized seven-day yield at November 30, 2015.

     *  Non-income-producing security.

See accompanying notes to financial statements.

================================================================================

36  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

STATEMENT OF ASSETS AND LIABILITIES (IN THOUSANDS)

November 30, 2015 (unaudited)

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (cost of $207,442)                           $208,012
   Cash                                                                                           3
   Receivables:
       Capital shares sold                                                                      325
       USAA Asset Management Company (Note 5C)                                                   64
       Dividends and interest                                                                   407
       Securities sold                                                                        2,307
                                                                                           --------
           Total assets                                                                     211,118
                                                                                           --------
LIABILITIES
   Payables:
       Securities purchased                                                                   2,468
       Capital shares redeemed                                                                  210
   Accrued management fees                                                                      120
   Accrued transfer agent's fees                                                                 24
   Other accrued expenses and payables                                                           50
                                                                                           --------
           Total liabilities                                                                  2,872
                                                                                           --------
              Net assets applicable to capital shares outstanding                          $208,246
                                                                                           ========
NET ASSETS CONSIST OF:
   Paid-in capital                                                                         $203,419
   Accumulated undistributed net investment income                                            2,077
   Accumulated net realized gain on investments and options                                   2,180
   Net unrealized appreciation of investments                                                   570
                                                                                           --------
              Net assets applicable to capital shares outstanding                          $208,246
                                                                                           ========
   Capital shares outstanding, unlimited number of shares
      authorized, no par value                                                               17,824
                                                                                           ========
   Net asset value, redemption price, and offering price per share                         $  11.68
                                                                                           ========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  37

================================================================================

STATEMENT OF OPERATIONS (IN THOUSANDS)

Six-month period ended November 30, 2015 (unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends (net of foreign taxes withheld of $6)                                         $  2,131
   Interest                                                                                     741
                                                                                           --------
       Total income                                                                           2,872
                                                                                           --------
EXPENSES
   Management fees                                                                              744
   Administration and servicing fees                                                            152
   Transfer agent's fees                                                                        393
   Custody and accounting fees                                                                   78
   Postage                                                                                       23
   Shareholder reporting fees                                                                    12
   Trustees' fees                                                                                13
   Registration fees                                                                             13
   Professional fees                                                                             39
   Other                                                                                          4
                                                                                           --------
            Total expenses                                                                    1,471
   Expenses reimbursed                                                                         (355)
                                                                                           --------
            Net expenses                                                                      1,116
                                                                                           --------
NET INVESTMENT INCOME                                                                         1,756
                                                                                           --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND OPTIONS
   Net realized gain (loss) on:
       Investments:
           Unaffiliated transactions                                                          2,533
           Affiliated transactions (Note 7)                                                      (2)
       Options                                                                                    9
   Change in net unrealized appreciation/(depreciation) of:
       Investments                                                                          (15,504)
       Options                                                                                   57
                                                                                           --------
           Net realized and unrealized loss                                                 (12,907)
                                                                                           --------
   Decrease in net assets resulting from operations                                        $(11,151)
                                                                                           ========

See accompanying notes to financial statements.

================================================================================

38  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Six-month period ended November 30, 2015 (unaudited), and year ended
May 31, 2015

--------------------------------------------------------------------------------

                                                                       11/30/2015              5/31/2015
--------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                                 $  1,756               $  2,300
   Net realized gain on investments                                         2,531                  2,935
   Net realized gain on long-term capital gain distributions
       from other investment companies                                          -                     46
   Net realized gain (loss) on options                                          9                   (349)
   Change in net unrealized appreciation/(depreciation) of:
       Investments                                                        (15,504)                 1,359
       Options                                                                 57                    307
                                                                         -------------------------------
       Increase (decrease) in net assets resulting from operations        (11,151)                 6,598
                                                                         -------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                                        -                 (2,386)
   Net realized gains                                                           -                 (4,286)
                                                                         -------------------------------
       Distributions to shareholders                                            -                 (6,672)
                                                                         -------------------------------
FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold                                               38,803                 92,674
   Reinvested dividends                                                         -                  5,709
   Cost of shares redeemed                                                (21,733)               (46,340)
                                                                         -------------------------------
       Increase in net assets from capital share transactions              17,070                 52,043
                                                                         -------------------------------
   Net increase in net assets                                               5,919                 51,969

NET ASSETS
   Beginning of period                                                    202,327                150,358
                                                                         -------------------------------
   End of period                                                         $208,246               $202,327
                                                                         ===============================
Accumulated undistributed net investment income:
   End of period                                                         $  2,077               $    321
                                                                         ===============================
CHANGE IN SHARES OUTSTANDING
   Shares sold                                                              3,286                  7,556
   Shares issued for dividends reinvested                                       -                    473
   Shares redeemed                                                         (1,846)                (3,772)
                                                                         -------------------------------
       Increase in shares outstanding                                       1,440                  4,257
                                                                         ===============================

================================================================================

                                                      FINANCIAL STATEMENTS |  39

================================================================================

NOTES TO FINANCIAL STATEMENTS

November 30, 2015 (unaudited)

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 54 separate funds. Additionally, the Fund qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this semiannual report pertains only to the USAA Cornerstone Aggressive Fund (the
Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is to seek capital appreciation over the long term and also considers the potential for current income.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager), an affiliate of the Fund.

================================================================================

40  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

    Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used.

    2. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not need to be reflected in the value of the Fund's foreign securities. However, the Manager will monitor for events that would materially affect the value of the Fund's foreign securities. If the Manager determines that a particular event would materially affect the value of the Fund's foreign securities, then the Committee will consider such available information that it deems relevant and will determine a fair value for the affected foreign securities in accordance with valuation procedures. In addition, information from an external vendor or other sources may be used to adjust the foreign market closing prices of foreign equity securities

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  41

================================================================================

        to reflect what the Committee believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events that occur on a fairly regular basis (such as U.S. market movements) are significant.

    3. Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day.

    4. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

    5. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to value a security when, in the Service's judgment, these prices are readily available and are representative of the security's market value. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions.

    6.  Repurchase agreements are valued at cost.

    7. Futures are valued at the last sale price at the close of market on the principal exchange on which they are traded or, in the absence of any transactions that day, the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices closest to the last reported sale price.

    8. Options are valued by a pricing service at the National Best Bid/Offer (NBBO) composite price, which is derived from the best available bid and asked prices in all participating options exchanges determined to most closely reflect market value of the options at the time of computation of the Fund's NAV.

================================================================================

42  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

    9. Forward foreign currency contracts are valued on a daily basis using forward foreign currency exchange rates obtained from an independent pricing service.

    10. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  43

================================================================================

    market-corroborated inputs such as market indexes. Level 2 securities include preferred stocks, which are valued based on methods discussed in
    Note 1A2, and certain bonds, which are valued based on methods discussed in
    Note 1A5.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

    For the securities valued using significant unobservable inputs, market quotations were not available from the pricing services. As such, the securities were valued in good faith using methods determined by the Manager, under valuation procedures approved by the Board. The valuation of some securities falling in the Level 3 category are primarily supported by quoted prices obtained from broker-dealers participating in the market for these securities. However, these securities are included in the Level 3 category due to limited market transparency and/or a lack of corroboration to support the quoted prices.

    Refer to the Portfolio of Investments for a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value.

C. DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES - The Fund may buy, sell, and enter into certain types of derivatives, including, but not limited to futures contracts, options, and options on futures contracts, under circumstances in which such instruments are expected by the portfolio manager to aid in achieving the Fund's investment objective. The Fund also may use derivatives in circumstances where the portfolio manager believes they offer an economical means of gaining exposure to a particular asset class or securities market or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. With exchange-listed futures contracts and options, counterparty credit risk to the Fund is limited to the exchange's

================================================================================

44  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

    clearinghouse which, as counterparty to all exchange-traded futures contracts and options, guarantees the transactions against default from the actual counterparty to the trade. The Fund's derivative agreements held at November 30, 2015, did not include master netting provisions.

    OPTIONS TRANSACTIONS - The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may use options on underlying instruments, namely, equity securities, ETFs, and equity indexes, to gain exposure to, or hedge against, changes in the value of equity securities, ETFs, or equity indexes. A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying instrument at a specified price during a specified period. Conversely, a put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying instrument at a specified price during a specified period. The purchaser of the option pays a premium to the writer of the option.

    Premiums paid for purchased options are included in the Fund's Statement of Assets and Liabilities as an investment. If a purchased option expires unexercised, the premium paid is recognized as a realized loss. If a purchased call option on a security is exercised, the cost of the security acquired includes the exercise price and the premium paid. If a purchased put option on a security is exercised, the realized gain or loss on the security sold is determined from the exercise price, the original cost of the security, and the premium paid. The risk associated with purchasing a call or put option is limited to the premium paid.

    Premiums received from writing options are included in the Fund's Statement of Assets and Liabilities as a liability. If a written option expires unexercised, the premium received is recognized as a realized gain. If a written call option on a security is exercised, the realized gain or loss on the security sold is determined from the exercise price, the original cost of the security, and the premium received. If a written put option on a security is exercised, the cost of the security acquired is the exercise price paid less the premium received. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  45

================================================================================

    In an attempt to reduce the Fund's volatility over time, the Fund may implement a strategy that involves purchasing and selling options on indexes or ETFs that represent the Fund's exposure against a highly correlated stock portfolio. The combination of the diversified stock portfolio with index or ETF options is designed to provide the Fund with consistent returns over a wide range of equity market environments. This strategy may not fully protect the Fund against declines in the portfolio's value, and the Fund could experience a loss. Options on ETFs are similar to options on individual securities in that the holder of the ETF call (or put) has the right to receive (or sell) shares of the underlying ETF at the strike price on or before exercise date. Options on securities indexes are different from options on individual securities in that the holder of the index option has the right to receive an amount of cash equal to the difference between the exercise price and the settlement value of the underlying index as defined by the exchange. If an index option is exercised, the realized gain or loss is determined by the exercise price, the settlement value, and the premium amount paid or received.

    THE EFFECT OF DERIVATIVE INSTRUMENTS ON THE STATEMENT OF OPERATIONS FOR THE SIX-MONTH PERIOD ENDED NOVEMBER 30, 2015 (IN THOUSANDS)

                                                                                CHANGE IN
                                                                                UNREALIZED
     DERIVATIVES NOT                                                            APPRECIATION/
     ACCOUNTED FOR AS      STATEMENT OF                  REALIZED GAIN          (DEPRECIATION)
     HEDGING INSTRUMENTS   OPERATIONS LOCATION           ON DERIVATIVES         ON DERIVATIVES
     ------------------------------------------------------------------------------------------
     Equity contracts      Net realized gain (loss) on     $9                      $57
                           Options / Change in
                           net unrealized appreciation/
                           (depreciation) of Options
     ------------------------------------------------------------------------------------------

D. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

E. INVESTMENTS IN SECURITIES - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from

================================================================================

46  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

    foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Discounts and premiums are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities. Foreign income and capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable, as a reduction to such income and realized gains. These foreign taxes have been provided for in accordance with the understanding of the applicable countries' tax rules and rates.

F. FOREIGN CURRENCY TRANSLATIONS - The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

    1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

    2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

    The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

    Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal year, these net realized foreign currency gains/losses are reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income on the Statement of Assets and Liabilities as such amounts are treated as ordinary income/loss for tax purposes. Net unrealized foreign currency

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  47

================================================================================

    exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

G.  SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS -
    Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis or for delayed draws on loans can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund receives a commitment fee for delayed draws on loans. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a delayed-delivery or when-issued basis and delayed-draw loan commitments may increase the volatility of the Fund's NAV to the extent that the Fund makes such purchases and commitments while remaining substantially fully invested. As of November 30, 2015, the Fund's outstanding delayed-delivery commitments, including interest purchased, were $299,000.

H. EXPENSES PAID INDIRECTLY - Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the six-month period ended November 30, 2015, there were no custodian and other bank credits.

I. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

J. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

================================================================================

48  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR).

The USAA Funds that are party to the loan agreement are assessed facility fees by CAPCO in the amount of 9.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2015, the maximum annual facility fee was 7.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the USAA Funds based on their respective average net assets for the period.

The USAA Funds may request an optional increase of the committed loan agreement up to $750 million. If the USAA Funds increase the committed loan agreement above the $500 million, the assessed facility fee by CAPCO will be increased to
10.0 basis points.

For the six-month period ended November 30, 2015, the Fund paid CAPCO facility fees of less than $500, which represents 0.3% of the total fees paid to CAPCO by the USAA Funds. The Fund had no borrowings under this agreement during the six-month period ended November 30, 2015.

(3) DISTRIBUTIONS

The tax basis of distributions and any accumulated undistributed net investment income will be determined based upon the Fund's tax year-end of May 31, 2016, in accordance with applicable tax law.

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

At May 31, 2015, the Fund had no capital loss carryforwards, for federal income tax purposes.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  49

================================================================================

For the six-month period ended November 30, 2015, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis the Manager will monitor the Fund's tax positions to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the six-month period ended November 30, 2015, were $89,348,000 and $68,111,000, respectively.

As of November 30, 2015, the cost of securities, including short-term securities, for federal income tax purposes, was approximately the same as that reported in the financial statements.

Gross unrealized appreciation and depreciation of investments as of November 30, 2015, were $11,074,000 and $10,504,000, respectively, resulting in net unrealized appreciation of $570,000.

For the six-month period ended November 30, 2015, transactions in written call and put options* were as follows:

                                                                                              PREMIUMS
                                                                       NUMBER OF              RECEIVED
                                                                       CONTRACTS               (000's)
                                                                      ---------------------------------
Outstanding at May 31, 2015                                                 56                  $108
Options written                                                              -                     -
Options terminated in closing purchase transactions                        (28)                  (67)
Options expired                                                            (28)                  (41)
                                                                      ---------------------------------
Outstanding at November 30, 2015                                             -                  $  -
                                                                      =================================

*Refer to Note 1C for a discussion of derivative instruments and how they are accounted for in the Fund's financial statements.

================================================================================

50  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

(5) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund, and for directly managing the day-to-day investment of the Fund's assets, subject to the authority of and supervision by the Board. The Manager also is authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the actual day-to-day investment of a portion of the Fund's assets. For the six-month period ended November 30, 2015, the Fund had no subadviser(s).

    The Fund's investment management fee is accrued daily and paid monthly at an annualized rate of 0.70% of the Fund's average net assets. Prior to October 1, 2015, the investment management fee was 0.75% of the Fund's average net assets. For the six-month period ended November 30, 2015, the Fund incurred total management fees, paid or payable to the Manager, of $744,000.

B. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of the Fund's average net assets. For the six-month period ended November 30, 2015, the Fund incurred administration and servicing fees, paid or payable to the Manager, of $152,000.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the six-month period ended November 30, 2015, the Fund reimbursed the Manager $3,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  51

================================================================================

C. EXPENSE LIMITATION - The Manager agreed, through October 1, 2016, to limit the total annual operating expenses of the Fund to 1.10% of its average net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and to reimburse the Fund for all expenses in excess of that amount. This expense limitation arrangement may not be changed or terminated through October 1, 2016, without approval of the Board, and may be changed or terminated by the Manager at any time after that date. For the six-month period ended November 30, 2015, the Fund incurred reimbursable expenses of $355,000, of which $64,000 was receivable from the Manager.

D.  TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA
    Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. For the six-month period ended November 30, 2015, the Fund incurred transfer agent's fees, paid or payable to SAS, of $393,000.

E. UNDERWRITING SERVICES - USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no commissions or fees for this service.

(6) TRANSACTIONS WITH AFFILIATES

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution. At November 30, 2015, USAA and its affiliates owned 1,869,000 shares, which represents 10.5% of the Fund.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

================================================================================

52  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

(7) SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

During the six-month period ended November 30, 2015, in accordance with affiliated transaction procedures approved by the Board, purchases and sales of security transactions were executed between the Fund and the following affiliated USAA Funds at the then-current market price with no brokerage commissions incurred.

                                                                  NET REALIZED
                                                       COST TO    GAIN/(LOSS)
      SELLER                        PURCHASER         PURCHASER     TO SELLER
------------------------------------------------------------------------------
USAA Cornerstone Aggressive   USAA Short-Term Bond     $3,273,000    $(2,000)

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  53

================================================================================

(8) FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout each period is as follows:

                                                   SIX-MONTH
                                                  PERIOD ENDED                                 PERIOD ENDED
                                                  NOVEMBER 30,        YEAR ENDED MAY 31,          MAY 31,
                                                  ----------------------------------------------------------
                                                      2015             2015        2014              2013***
                                                  ----------------------------------------------------------
Net asset value at beginning of period            $  12.35            $  12.40      $  11.30      $ 10.00
                                                  -------------------------------------------------------
Income (loss) from investment operations:
 Net investment income                                 .10                 .15           .16          .16(a)
 Net realized and unrealized gain (loss)              (.77)                .29          1.13         1.43(a)
                                                  -------------------------------------------------------
Total from investment operations                      (.67)                .44          1.29         1.59(a)
                                                  -------------------------------------------------------
Less distributions from:
 Net investment income                                   -                (.17)         (.14)        (.12)
 Realized capital gains                                  -                (.32)         (.05)        (.17)
                                                  -------------------------------------------------------
Total distributions                                      -                (.49)         (.19)        (.29)
                                                  -------------------------------------------------------
Net asset value at end of period                  $  11.68            $  12.35      $  12.40      $ 11.30
                                                  =======================================================
Total return (%)*                                    (5.43)               3.65         11.48        16.05
Net assets at end of period (000)                 $208,246            $202,327      $150,358      $83,585
Ratios to average net assets:**
 Expenses (%)(b)                                      1.10(c)             1.10          1.10         1.10(c)
 Expenses, excluding reimbursements (%)(b)            1.45(c)             1.45          1.47         1.65(c)
 Net investment income (%)                            1.73(c)             1.32          1.48         1.46(c)
Portfolio turnover (%)                                  35                  46            46           74

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the
    Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the six-month period ended November 30, 2015, average net assets were
    $202,875,000.
*** Fund commenced operations on June 8, 2012.
(a) Calculated using average shares.
(b) Reflects total annual operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios as follows:
                                                         -                   -          (.00%)(+)    (.00%)(+)
    (+) Represents less than 0.01% of average net assets.
(c) Annualized. The ratio is not necessarily indicative of 12 months of operations.

================================================================================

54  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

EXPENSE EXAMPLE

November 30, 2015 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of June 1, 2015, through November 30, 2015.

ACTUAL EXPENSES

The line labeled "actual" in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account

================================================================================

                                                           EXPENSE EXAMPLE |  55

================================================================================

balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                       EXPENSES PAID
                                        BEGINNING                ENDING               DURING PERIOD*
                                       ACCOUNT VALUE          ACCOUNT VALUE            JUNE 1, 2015 -
                                       JUNE 1, 2015         NOVEMBER 30, 2015        NOVEMBER 30, 2015
                                       ----------------------------------------------------------------
Actual                                     $1,000.00             $ 945.70                   $5.35

Hypothetical
 (5% return before expenses)                1,000.00             1,019.50                    5.55

*Expenses are equal to the Fund's annualized expense ratio of 1.10%, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/366 days (to reflect the one-half-year period). The Fund's actual ending account value is based on its actual total return of (5.43)% for the six-month period of June 1, 2015, through November 30, 2015.

================================================================================

56  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select your mutual fund
AT USAA.COM                          account and either click the link or
                                     select 'I want to...' and select
OR CALL                              the desired action.
(800) 531-USAA (8722)
(210) 531-8722
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

       USAA                                                 --------------
       9800 Fredericksburg Road                                PRSRT STD
       San Antonio, TX 78288                                 U.S. Postage
                                                                 PAID
                                                                 USAA
                                                            --------------

>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]
       USAA        We know what it means to serve.(R)

   =============================================================================
   97452-0116                                (C)2016, USAA. All rights reserved.

   [LOGO OF USAA]
   USAA(R)

                                 [GRAPHIC OF USAA CORNERSTONE CONSERVATIVE FUND]

 ==============================================================

       SEMIANNUAL REPORT
       USAA CORNERSTONE CONSERVATIVE FUND
       NOVEMBER 30, 2015

 ==============================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"A NEW YEAR IS A GREAT TIME TO REEVALUATE YOUR
INVESTMENT PLAN TO HELP ENSURE YOU ARE STAYING      [PHOTO OF BROOKS ENGLEHARDT]
ON TRACK TOWARD YOUR FINANCIAL GOALS."

--------------------------------------------------------------------------------

JANUARY 2016

The financial markets were volatile during the reporting period ended November 30, 2015, but U.S. stocks, the broad U.S. fixed-income market, and longer-term U.S. Treasury securities had experienced minimal change when the reporting period came to an end. Emerging markets stocks, in contrast, generally suffered losses, while stocks in non-U.S. developed markets also declined, though to a lesser extent.

When the reporting period began in June 2015, Greece was once again in the headlines, as the country's debt problems reemerged and investors speculated about the future of the European Union. During July 2015, market turbulence increased. Worries about China's slow economic growth triggered a steep decline in the Chinese equity market, with many other emerging stock markets falling in a similar fashion. In response, the Chinese authorities surprised many investors by devaluing its currency, which added to investors' existing concerns about the health of the global economy. The result was a broad sell-off in riskier asset classes and a flight to the perceived safety of U.S. Treasury securities.

Meanwhile, a divergence in global economic growth was reflected in the monetary policies being pursued by the world's central banks. Persistent economic weakness outside the United States led many central banks to cut interest rates and boost quantitative easing, resulting in low--and even negative--global interest rates. At the same time, the U.S. economy continued to grow, albeit slowly, and the Federal Reserve (the Fed) strongly signaled that it would begin to raise interest rates for the first time in seven years. As a result, shorter-term U.S. Treasury yields rose during the reporting period, while longer-term U.S. Treasury yields edged up slightly. On December 16, 2015, the Fed raised the target range for the federal funds rate from 0.25% to 0.50%. At USAA Investments, we believe it is less important when the first interest rate increase occurs than how quickly the Fed affects interest rates. We have long believed Fed policymakers are unlikely to raise interest rates rapidly because they will not want to jeopardize the U.S. economy. In addition, there appears to be no pressing reason, such as a higher rate of inflation, for them

================================================================================

================================================================================

to do so. Therefore, the modest interest rate increase in December 2015 is consistent with our outlook.

Also of note during the reporting period was the steady decline in commodities prices. What caused the drop in oil, natural gas, coal, and industrial metals prices? In our opinion, there was no single reason. Certainly, the divergence in global economic growth and central bank monetary policy created uncertainty in the world's commodities markets. But softening global demand and, in the case of energy, an increase in supply were also key factors. In addition, commodities are generally priced in U.S. dollars and the appreciation of the U.S. dollar during the reporting period dampened prices.

A new year is a great time to reevaluate your investment plan to help ensure you are staying on track toward your financial goals. Investors also may want to consider making a 2016 IRA contribution. The sooner investors invest their money, the sooner it can start working for them. For assistance, please feel free to give our financial advisors a call.

Looking ahead, we expect to see continued volatility--at least in the near term--in the financial markets. It's been several years since we've seen this kind of market turbulence, so the events of the reporting period are a helpful reminder that volatility is to be expected from time to time and is normal market behavior. Long-term investors should strive to make decisions based on their long-term objectives, time horizon, and risk tolerance, rather than in response to market turmoil.

On behalf of all of us at USAA Investments, we wish you a happy, healthy, and prosperous year in 2016. Thank you for your continued investment in our family of mutual funds.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. o As interest rates rise, bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened.
o Investments in foreign securities are subject to additional and more diverse risks, including but not limited to currency fluctuations, market illiquidity, and political and economic instability. Foreign investing may result in more rapid and extreme changes in value than investments made exclusively in the securities of U.S. companies. There may be less publicly available information relating to foreign companies than those in the U.S. Foreign securities may also be subject to foreign taxes. Investments made in emerging market countries may be particularly volatile. Economies of emerging market countries are generally less diverse and mature than more developed countries and may have less stable political systems. o Investments provided by USAA Investment Management Company and USAA Financial Advisors Inc., both registered broker dealers, and affiliates.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

FUND OBJECTIVE                                                                1

MANAGERS' COMMENTARY                                                          2

INVESTMENT OVERVIEW                                                           7

FINANCIAL INFORMATION

    Portfolio of Investments                                                 11

    Notes to Portfolio of Investments                                        13

    Financial Statements                                                     14

    Notes to Financial Statements                                            17

EXPENSE EXAMPLE                                                              26

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2016, USAA. All rights reserved.

201007-0116

================================================================================

================================================================================

FUND OBJECTIVE

THE USAA CORNERSTONE CONSERVATIVE FUND (THE FUND) SEEKS CURRENT INCOME. THE FUND ALSO CONSIDERS THE POTENTIAL FOR CAPITAL APPRECIATION.

--------------------------------------------------------------------------------

TYPES OF INVESTMENTS

The Fund invests in a selection of USAA mutual funds (underlying USAA Funds) consisting of a target asset class allocation of approximately 20% equity securities and 80% fixed-income securities. This is often referred to as a fund-of-funds investment strategy. The actual asset class allocation can deviate from time to time from these targets as market conditions warrant. The Fund may invest in investment-grade and below-investment-grade securities.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's set rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

                                                             FUND OBJECTIVE |  1

================================================================================

MANAGERS' COMMENTARY ON THE FUND

--------------------------------------------------------------------------------
[PHOTO OF JOHN P. TOOHEY]                              [PHOTO OF WASIF A. LATIF]
JOHN P. TOOHEY                                         WASIF A. LATIF
USAA Asset                                             USAA Asset
Management Company                                     Management Company
--------------------------------------------------------------------------------

o  HOW DID THE GLOBAL FINANCIAL MARKETS PERFORM DURING THE REPORTING PERIOD?

   The reporting period ended November 30, 2015, proved to be a challenging time for the world financial markets, as concerns about slow global growth, China's currency devaluation, and the potential for an interest rate increase by the Federal Reserve (the Fed) combined to weigh on investor sentiment.

   U.S. equities finished the reporting period with a negative return, but they generated returns above those of the international markets. The U.S. economy is on track to deliver growth of approximately 2% in the second half of 2015 amid strength in housing, employment, and consumer spending. While low compared to historical standards, this rate is nonetheless superior to the majority of the world's developed economies - a positive for U.S. stocks' relative performance during the reporting period. Within the domestic market, small-cap stocks underperformed large-cap stocks in a reflection of investors' elevated aversion to risk.

   Developed market international stocks finished with a loss and underperformed U.S. equities which was likely due to mounting concerns about slowing economic growth in both Europe and Japan. In addition, the

================================================================================

2  | USAA CORNERSTONE CONSERVATIVE FUND

================================================================================

   weakness in foreign currencies relative to the U.S. dollar translated to lower total returns for U.S.-based investors. Emerging market stocks also finished the reporting period with a loss. Falling commodity prices, together with China's move toward a consumer-led economy from one driven primarily by fixed-asset investment, led to slower growth in the many exporting economies within the asset class. In addition, currency weakness compelled many central banks to raise interest rates even as growth slowed. Together, these factors caused the emerging markets to close the reporting period near the low end of their range for the past five years.

   The impact of weaker commodity prices wasn't limited to the emerging markets. Stocks in the gold-mining sector fell sharply as well, reflecting the effect of falling gold prices on their profit outlook.

   In the investment-grade bond market, U.S. Treasuries finished roughly flat. While investors remained on edge about the possibility of a Fed interest rate increase, bonds gained a degree of support from the backdrop of below-trend growth and low inflation. Investment-grade corporate debt lagged, due largely to a sharp increase in new-issue supply. High-yield bonds underperformed the investment-grade market by a considerable margin, as the weakness in commodity prices pressured the credit outlook for the many energy and mining issuers within the asset class.

o HOW DID THE USAA CORNERSTONE CONSERVATIVE FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

   For the reporting period ended November 30, 2015, the Fund had a total return of -2.53%. This compares to returns of -5.43% for the

   Refer to page 9 for benchmark definitions.

   PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

   MSCI All-Country World Index, -0.49% for the Barclays U.S. Universal Index* and -1.32% for the Cornerstone Conservative Composite Index.

   USAA Asset Management Company is the Fund's investment adviser. The investment adviser provides day-to-day discretionary management for the Fund's assets.

o  PLEASE DISCUSS THE FACTORS THAT HELPED AND HURT PERFORMANCE.

   The Fund employs a diversified, long-term approach that favors undervalued market segments and avoids those that appear more richly priced. While this strategy led to underperformance during the reporting period, we remain confident in the Fund's overall positioning.

   Consistent with the Fund's goal of seeking current income, the majority of the portfolio is allocated to three funds that emphasize investment-grade bonds: USAA Income Fund, USAA Intermediate-Term Bond Fund, and USAA Short-Term Bond Fund. The Fund's fixed-income allocation provided a measure of stability to the portfolio by cushioning the Fund from the stock-market volatility associated with the "risk-off" environment. However, the relative performance of the funds was pressured by their emphasis on corporate bonds over U.S. Treasuries. It should be noted that the strong longer-term performance of the funds held within in the fixed-income allocation of the Fund's portfolio has been a positive factor in the Fund's results over time.

   The Fund's allocation to high-yield bonds via USAA High Income Fund detracted from its performance during the reporting period. Nevertheless, we believe high-yield bonds continue to represent an essential component of a diversified portfolio.

   Within the Fund's equity portfolio, an overweight position in the developed international markets hurt the Fund's relative performance at a time during which U.S. equities delivered better returns.

   *As of October 1, 2015, the Barclay U.S. Universal Index replaced the MSCI All-Country World Index as it more closely represents the securities held by the Fund.

================================================================================

4  | USAA CORNERSTONE CONSERVATIVE FUND

================================================================================

   Nevertheless, we retain this positioning for the Fund on the belief that the foreign markets offer both attractive relative valuations and the potential for improving corporate earnings. In addition, we believe international equities can benefit from accommodative monetary policies of the central banks in Europe and Japan relative to the Fed's current monetary policy.

   The Fund's allocation to the emerging markets also pressured results given the substantial underperformance of this market segment. Although we decreased the Fund's emerging markets positions during the reporting period in order to manage risk, we maintained the Fund's allocation on the belief that emerging-market stocks continue to offer superior long-term return potential relative to developed markets.

   The Fund's U.S. equity portfolio lost ground in the aggregate, but it outpaced the other allocations within the Fund. We continue to invest the Fund's domestic equity portfolio in large-cap stocks based on our belief that they offer attractive valuations relative to their mid- and small-cap counterparts. This aspect of our positioning for the Fund contributed to its performance during the reporting period, illustrating the potential benefits of our value-oriented approach.

   The Fund's exposure to gold stocks detracted from performance. While the prices of gold and the related equities fell during the reporting period, we believe this asset class remains essential to diversification through its ability to offset the potential long-term impact of inflation.

   The market backdrop remains uncertain as we move toward 2016, with the Fed's monetary policy, China's growth outlook, and geopolitical headlines all representing factors that are affecting investor sentiment. In this environment, our approach is to remain focused on identifying asset classes that have the potential to offer value. The reason for this is simple:

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  5

================================================================================

   valuation is one of the strongest indicators of longer-term returns. While a value-driven approach may not always work for a quarter-to-quarter basis, we measure success in years, not months. With this as background, we believe the Fund will be better served by a continued emphasis on diversification and a preference for market segments with attractive valuations.

   Thank you for your investment in the Fund.

   As interest rates rise, bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened. o The underlying funds may be invested in, among other things: (1) exchange-traded funds; (2) futures, options, and other derivatives; (3) non-investment grade securities; (4) precious metals and minerals companies; (5) real estate investment trusts; (6) money market instruments; and (7) foreign and emerging markets. These types of investments and asset classes may be more volatile and prone to experience significant loss than others. In addition, it is possible that a particular asset allocation used by the Manager may not produce the intended result. The assets of the Cornerstone Conservative Fund and Cornerstone Equity Fund will be invested in other USAA funds and will indirectly bear expenses and reflect the risks of the underlying funds in which it invests. o Non-investment grade securities are considered speculative and are subject to significant credit risk. They are sometimes referred to as "junk" bonds since they represent a greater risk of default than more creditworthy investment-grade securities.
   o Diversification is a technique intended to help reduce risk and does not guarantee a profit or prevent a loss. o Investments in foreign securities are subject to additional and more diverse risks, including but not limited to currency fluctuations, market illiquidity, and political and economic instability. Foreign investing may result in more rapid and extreme changes in value than investments made exclusively in the securities of U.S. companies. There may be less publicly available information relating to foreign companies than those in the U.S. Foreign securities may also be subject to foreign taxes. Investments made in emerging market countries may be particularly volatile. Economies of emerging market countries are generally less diverse and mature than more developed countries and may have less stable political systems. o The USAA Precious Metals and Minerals Fund is subject to additional risks, such as currency fluctuation, market illiquidity, political instability and increased price volatility. It may be more volatile than a fund that diversifies across many industries and companies.

================================================================================

6  | USAA CORNERSTONE CONSERVATIVE FUND

================================================================================

INVESTMENT OVERVIEW

USAA CORNERSTONE CONSERVATIVE FUND (THE FUND)
(Ticker Symbol: USCCX)

--------------------------------------------------------------------------------
                                             11/30/15                 5/31/15
--------------------------------------------------------------------------------
Net Assets                                $137.9 Million          $145.6 Million
Net Asset Value Per Share                     $10.26                  $10.68

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 11/30/15
--------------------------------------------------------------------------------
    5/31/15-11/30/15*               1 YEAR            SINCE INCEPTION 6/8/12
         -2.53%                     -1.44%                     3.64%

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/15
--------------------------------------------------------------------------------
    1 YEAR                                            SINCE INCEPTION 6/8/12
    -2.45%                                                     3.08%

--------------------------------------------------------------------------------
                         EXPENSE RATIOS AS OF 5/31/15**
--------------------------------------------------------------------------------
   BEFORE REIMBURSEMENT     0.73%          AFTER REIMBURSEMENT         0.68%

               (Includes acquired fund fees and expenses of 0.58%)

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Total returns for periods of less than one year are not annualized. This return is cumulative.

**The expense ratios represent the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated October 1, 2015, and are calculated as a percentage of average net assets. USAA Asset Management Company (the Manager) has agreed, through October 1, 2016, to make payments or waive management, administration, and other fees to limit the expenses of the Fund so that the total annual operating expenses (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 0.10% of the Fund's average net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund's Board of Trustees and may be changed or terminated by the Manager at any time after October 1, 2016. If the total annual operating expense ratio of the Fund is lower than 0.10%, the Fund will operate at the lower expense ratio. These expense ratios may differ from the expense ratios disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                   MSCI ALL-COUNTRY    CORNERSTONE CONSERVATIVE     USAA CORNERSTONE          BARCLAYS U.S.
                      WORLD INDEX          COMPOSITE INDEX          CONSERVATIVE FUND       UNIVERSAL INDEX*
05/31/12              $10,000.00              $10,000.00               $10,000.00               $10,000.00
06/30/12               10,493.89               10,113.27                10,095.03                10,025.20
07/31/12               10,637.55               10,257.57                10,205.08                10,174.72
08/31/12               10,868.84               10,321.22                10,305.13                10,196.08
09/30/12               11,211.17               10,406.09                10,426.24                10,225.98
10/31/12               11,136.45               10,412.33                10,476.52                10,258.45
11/30/12               11,278.85               10,454.97                10,526.79                10,283.01
12/31/12               11,534.33               10,500.52                10,580.01                10,284.93
01/31/13               12,065.70               10,558.69                10,661.23                10,231.32
02/28/13               12,063.82               10,604.16                10,712.00                10,280.45
03/31/13               12,281.81               10,664.38                10,780.03                10,292.62
04/30/13               12,635.33               10,808.14                10,882.02                10,405.61
05/31/13               12,600.66               10,668.50                10,810.63                10,229.19
06/30/13               12,232.36               10,465.93                10,587.24                10,049.13
07/31/13               12,817.95               10,593.68                10,710.47                10,081.81
08/31/13               12,550.90               10,500.81                10,648.85                10,024.35
09/30/13               13,199.17               10,684.73                10,766.55                10,124.10
10/31/13               13,729.68               10,849.74                10,921.69                10,224.27
11/30/13               13,924.12               10,854.35                10,942.37                10,191.17
12/31/13               14,164.33               10,858.43                10,946.98                10,146.53
01/31/14               13,597.75               10,898.40                10,999.41                10,281.09
02/28/14               14,254.63               11,066.13                11,146.20                10,354.35
03/31/14               14,318.01               11,067.18                11,160.32                10,344.74
04/30/14               14,454.31               11,153.50                11,234.09                10,430.39
05/31/14               14,761.74               11,301.89                11,350.01                10,555.98
06/30/14               15,039.67               11,364.12                11,426.97                10,572.00
07/31/14               14,857.12               11,299.38                11,373.92                10,539.11
08/31/14               15,185.29               11,453.25                11,501.24                10,653.38
09/30/14               14,693.04               11,303.61                11,362.82                10,568.80
10/31/14               14,796.48               11,418.49                11,426.89                10,672.39
11/30/14               15,043.98               11,500.75                11,490.97                10,729.00
12/31/14               14,753.68               11,450.11                11,424.05                10,710.63
01/31/15               14,523.01               11,585.66                11,521.50                10,914.39
02/28/15               15,331.53               11,657.00                11,586.47                10,850.74
03/31/15               15,093.98               11,664.47                11,575.95                10,895.60
04/30/15               15,531.92               11,708.96                11,630.35                10,883.00
05/31/15               15,511.65               11,697.67                11,619.46                10,863.99
06/30/15               15,146.48               11,546.94                11,478.81                10,742.67
07/31/15               15,278.01               11,612.70                11,478.81                10,805.25
08/31/15               14,230.69               11,436.28                11,292.61                10,773.42
09/30/15               13,715.12               11,393.93                11,192.50                10,815.50
10/31/15               14,791.55               11,590.39                11,391.19                10,850.10
11/30/15               14,669.41               11,542.81                11,324.96                10,810.59

                                   [END CHART]

                      Data from 5/31/12 through 11/30/15.**

                    See next page for benchmark definitions.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes.

*As of October 1, 2015, the Barclay U.S. Universal Index replaced the MSCI All-Country World Index as it more closely represents the securities held by the Fund.

**The performance of the MSCI All-Country World Index, Barclays U.S. Universal Index and the Cornerstone Conservative Composite Index is calculated from the end of the month, May 31, 2012, while the inception date for the Cornerstone Conservative Fund is June 8, 2012. There may be a slight variation of the performance numbers because of this difference.

================================================================================

8  | USAA CORNERSTONE CONSERVATIVE FUND

================================================================================

The graph on page 8 illustrates the comparison of a $10,000 hypothetical investment in the USAA Cornerstone Conservative Fund to the benchmarks listed below. The Manager has developed the Cornerstone Conservative Composite Index, which is used to measure the Fund's performance. The custom benchmark was created by the Manager to show how the Fund's performance compares with the returns of an index or indexes with similar asset allocations.

o The unmanaged MSCI All-Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

    The Cornerstone Conservative Composite Index is a combination of unmanaged indexes representing the Fund's model allocation, and consists of the MSCI USA Investable Market Index (IMI) (11%), the MSCI ACWI ex USA IMI (8%), the Barclays U.S. Universal Index (78%), the Bloomberg Commodity Index Total Return (0.5%), the MSCI U.S. Real Estate Investment Trust (REIT) Index (0.5%), and the Barclays U.S. Treasury - Bills (1-3M) (2%).

o The unmanaged Barclays U.S. Universal Index is an index that represents the union of the U.S. Aggregate Index, U.S. Corporate High-Yield, Investment Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index, and the non-ERISA eligible portion of the CMBS Index. The index covers USD denominated, taxable bonds that are rated either investment-grade or below investment-grade.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

                         o ASSET ALLOCATION - 11/30/15 o

INVESTMENT                                                            ALLOCATION
--------------------------------------------------------------------------------
USAA FUND:
Aggressive Growth Fund ................................................  0.9%
Emerging Markets Fund .................................................  1.6%
Growth Fund ...........................................................  1.5%
Income Stock Fund .....................................................  2.1%
International Fund ....................................................  5.6%
Precious Metals and Minerals Fund .....................................  0.5%
S&P 500 Index Fund ....................................................  2.9%
Small Cap Stock Fund ..................................................  2.0%
Value Fund ............................................................  2.1%
    Total Equity & Alternative ........................................ 19.2%
High Income Fund ...................................................... 13.4%
Income Fund ........................................................... 22.4%
Intermediate-Term Bond Fund ........................................... 36.0%
Short-Term Bond Fund ..................................................  8.6%
    Total Fixed-Income ................................................ 80.4%
CASH
Money Market Instruments ..............................................  0.4%

Percentages are of the net assets of the Fund and may not equal 100%.

================================================================================

10  | USAA CORNERSTONE CONSERVATIVE FUND

================================================================================

PORTFOLIO OF INVESTMENTS

November 30, 2015 (unaudited)

---------------------------------------------------------------------------------------------
                                                                                       MARKET
NUMBER                                                                                  VALUE
OF SHARES   SECURITY                                                                    (000)
---------------------------------------------------------------------------------------------
            EQUITY & ALTERNATIVE FUNDS (19.2%)
   30,282   USAA Aggressive Growth Fund                                              $  1,291
  152,955   USAA Emerging Markets Fund                                                  2,161
   76,647   USAA Growth Fund                                                            1,993
  168,266   USAA Income Stock Fund                                                      2,955
  269,656   USAA International Fund                                                     7,728
   72,861   USAA Precious Metals and Minerals Fund                                        635
  133,416   USAA S&P 500 Index Fund                                                     3,980
  160,952   USAA Small Cap Stock Fund                                                   2,809
  145,872   USAA Value Fund                                                             2,928
                                                                                     --------
            Total Equity & Alternative Funds (cost: $25,002)                           26,480
                                                                                     --------

            FIXED-INCOME FUNDS (80.4%)
2,433,513   USAA High Income Fund                                                      18,519
2,412,312   USAA Income Fund                                                           30,830
4,805,902   USAA Intermediate-Term Bond Fund                                           49,644
1,305,325   USAA Short-Term Bond Fund                                                  11,852
                                                                                     --------
            Total Fixed-Income Funds (cost: $115,642)                                 110,845
                                                                                     --------

            MONEY MARKET INSTRUMENTS (0.4%)

            MONEY MARKET FUNDS (0.4%)
  571,534   State Street Institutional Liquid Reserves Fund Premier Class, 0.15%(a)
              (cost: $572)                                                                572
                                                                                     --------

            TOTAL INVESTMENTS (COST: $141,216)                                       $137,897
                                                                                     ========

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  11

================================================================================

--------------------------------------------------------------------------------------------------------
($ IN 000s)                                              VALUATION HIERARCHY
--------------------------------------------------------------------------------------------------------
                                           (LEVEL 1)            (LEVEL 2)         (LEVEL 3)
                                       QUOTED PRICES    OTHER SIGNIFICANT       SIGNIFICANT
                                   IN ACTIVE MARKETS           OBSERVABLE      UNOBSERVABLE
ASSETS                          FOR IDENTICAL ASSETS               INPUTS            INPUTS        TOTAL
--------------------------------------------------------------------------------------------------------
Equity & Alternative Funds                  $ 26,480                   $-                $-     $ 26,480
Fixed-Income Funds                           110,845                    -                 -      110,845
Money Market Instruments:
  Money Market Funds                             572                    -                 -          572
--------------------------------------------------------------------------------------------------------
Total                                       $137,897                   $-                $-     $137,897
--------------------------------------------------------------------------------------------------------

For the period of June 1, 2015, through November 30, 2015, there were no transfers of securities between levels. The Fund's policy is to recognize any transfers into and out of the levels as of the beginning of the period in which the event or circumstance that caused the transfer occurred.

================================================================================

12  | USAA CORNERSTONE CONSERVATIVE FUND

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

November 30, 2015 (unaudited)

--------------------------------------------------------------------------------

o  GENERAL NOTES

   Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

   The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets.

   The underlying funds in which the Fund invests are managed by USAA Asset Management Company, an affiliate of the Fund. The Fund invests in the Reward Shares of the USAA S&P 500 Index Fund and the Institutional Shares of the other USAA mutual funds.

o  SPECIFIC NOTES

   (a) Rate represents the money market fund annualized seven-day yield at November 30, 2015.

See accompanying notes to financial statements.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  13

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

November 30, 2015 (unaudited)

--------------------------------------------------------------------------------

ASSETS
   Investments in affiliated underlying funds, at value (cost of $140,644)           $137,325
   Investments in other securities, at value (cost of $572)                               572
   Receivables:
       Capital shares sold                                                                302
       USAA Asset Management Company (Note 5C)                                              6
       Dividends from affiliated underlying funds                                         189
                                                                                     --------
           Total assets                                                               138,394
                                                                                     --------
LIABILITIES
   Payables:
       Securities purchased                                                               189
       Capital shares redeemed                                                            240
   Other accrued expenses and payables                                                     31
                                                                                     --------
           Total liabilities                                                              460
                                                                                     --------
              Net assets applicable to capital shares outstanding                    $137,934
                                                                                     ========
NET ASSETS CONSIST OF:
   Paid-in capital                                                                   $141,319
   Accumulated undistributed net investment income                                      1,000
   Accumulated net realized loss on investments                                        (1,066)
   Net unrealized depreciation of investments                                          (3,319)
                                                                                     --------
              Net assets applicable to capital shares outstanding                    $137,934
                                                                                     ========
   Capital shares outstanding, unlimited number of shares authorized,
       no par value                                                                    13,449
                                                                                     ========
   Net asset value, redemption price, and offering price per share                   $  10.26
                                                                                     ========

See accompanying notes to financial statements.

================================================================================

14  | USAA CORNERSTONE CONSERVATIVE FUND

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Six-month period ended November 30, 2015 (unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Income distributions from affiliated underlying funds                              $ 2,245
   Interest                                                                                 1
                                                                                      -------
            Total income                                                                2,246
                                                                                      -------
EXPENSES
   Custody and accounting fees                                                             14
   Postage                                                                                  8
   Shareholder reporting fees                                                               6
   Trustees' fees                                                                          13
   Registration fees                                                                       13
   Professional fees                                                                       33
   Other                                                                                    4
                                                                                      -------
            Total expenses                                                                 91
   Expenses reimbursed                                                                    (21)
                                                                                      -------
            Net expenses                                                                   70
                                                                                      -------
NET INVESTMENT INCOME                                                                   2,176
                                                                                      -------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS
   Net realized loss on sales of affiliated underlying funds                           (1,418)
   Change in net unrealized appreciation/(depreciation) of
      affiliated underlying funds                                                      (4,461)
                                                                                      -------
            Net realized and unrealized loss                                           (5,879)
                                                                                      -------
   Decrease in net assets resulting from operations                                   $(3,703)
                                                                                      =======

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  15

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Six-month period ended November 30, 2015 (unaudited), and year ended
May 31, 2015

---------------------------------------------------------------------------------------------------
                                                                     11/30/2015           5/31/2015
---------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                               $  2,176            $  3,830
   Net realized loss on sales of affiliated
       underlying funds                                                  (1,418)               (258)
   Net realized gain on capital gain distributions from
       affiliated underlying funds                                            -                 647
   Change in net unrealized appreciation/(depreciation) of
       affiliated underlying funds                                       (4,461)             (1,219)
                                                                       ----------------------------
       Increase (decrease) in net assets resulting from operations       (3,703)              3,000
                                                                       ----------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                                 (2,011)             (3,657)
   Net realized gains                                                         -                (272)
                                                                       ----------------------------
       Distributions to shareholders                                     (2,011)             (3,929)
                                                                       ----------------------------
FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold                                             25,206              79,472
   Reinvested dividends                                                   1,997               3,821
   Cost of shares redeemed                                              (29,181)            (45,751)
                                                                       ----------------------------
       Increase (decrease) in net assets from capital
            share transactions                                           (1,978)             37,542
                                                                       ----------------------------
   Net increase (decrease) in net assets                                 (7,692)             36,613

NET ASSETS
   Beginning of period                                                  145,626             109,013
                                                                       ----------------------------
   End of period                                                       $137,934            $145,626
                                                                       ============================
Accumulated undistributed net investment income:
   End of period                                                       $  1,000            $    835
                                                                       ============================
CHANGE IN SHARES OUTSTANDING
   Shares sold                                                            2,425               7,430
   Shares issued for dividends reinvested                                   194                 359
   Shares redeemed                                                       (2,807)             (4,276)
                                                                       ----------------------------
       Increase (decrease) in shares outstanding                           (188)              3,513
                                                                       ============================

See accompanying notes to financial statements.

================================================================================

16  | USAA CORNERSTONE CONSERVATIVE FUND

================================================================================

NOTES TO FINANCIAL STATEMENTS

November 30, 2015 (unaudited)

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 54 separate funds. Additionally, the Fund qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this semiannual report pertains only to the USAA Cornerstone Conservative Fund (the
Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is to seek current income. The Fund also considers the potential for capital appreciation.

The Fund is a "fund of funds" in that it invests in a portfolio of underlying USAA equity & alternative and fixed-income mutual funds (underlying USAA Funds) managed by USAA Asset Management Company (the Manager), an affiliate of the Fund.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  17

================================================================================

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and the Manager, an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Investments in the underlying USAA Funds and other open-end investment companies, other than exchange-traded funds (ETFs) are valued at their net asset value (NAV) at the end of each business day.

    2. The underlying USAA Funds have specific valuation procedures. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause a fund's NAV to be more reliable than it otherwise would be.

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

================================================================================

18  | USAA CORNERSTONE CONSERVATIVE FUND

================================================================================

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

D. INVESTMENTS IN SECURITIES - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income and capital gain distributions from the underlying USAA Funds are recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. Discounts and premiums on short-term securities are amortized on a straight-line basis over the life of the respective securities.

E. EXPENSES PAID INDIRECTLY - Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  19

================================================================================

    purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the six-month period ended November 30, 2015, there were no custodian and other bank credits.

F. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

G. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR).

The USAA Funds that are party to the loan agreement are assessed facility fees by CAPCO in the amount of 9.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2015, the maximum annual facility fee was 7.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the USAA Funds based on their respective average net assets for the period.

The USAA Funds may request an optional increase of the committed loan agreement up to $750 million. If the USAA Funds increase the committed

================================================================================

20  | USAA CORNERSTONE CONSERVATIVE FUND

================================================================================

loan agreement above the $500 million, the assessed facility fee by CAPCO will be increased to 10.0 basis points.

For the six-month period ended November 30, 2015, the Fund paid CAPCO facility fees of less than $500, which represents 0.2% of the total fees paid to CAPCO by the USAA Funds. The Fund had no borrowings under this agreement during the six-month period ended November 30, 2015.

(3) DISTRIBUTIONS

The tax basis of distributions and any accumulated undistributed net investment income will be determined based upon the Fund's tax year-end of May 31, 2016, in accordance with applicable tax law.

Distributions of net investment income are made quarterly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

At May 31, 2015, the Fund had no capital loss carryforwards, for federal income tax purposes.

For the six-month period ended November 30, 2015, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis the Manager will monitor the Fund's tax positions to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the six-month period ended November 30, 2015, were $40,673,000 and $40,414,000, respectively.

As of November 30, 2015, the cost of securities, including short-term securities, for federal income tax purposes, was approximately the same as that reported in the financial statements.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  21

================================================================================

Gross unrealized appreciation and depreciation of investments as of November 30, 2015, were $2,113,000 and $5,432,000, respectively, resulting in net unrealized depreciation of $3,319,000.

(5) AGREEMENTS WITH MANAGER

A. ADVISORY AGREEMENT - The Manager carries out the Fund's investment policies and manages the Fund's portfolio pursuant to an Advisory Agreement. The Manager does not receive any management fees from the Fund for these services.

B. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. The Manager does not receive any fees from the Fund for these services. In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the billing of these expenses to the Fund. These expenses are included in the professional fees on the Fund's Statement of Operations and, for the six-month period ended November 30, 2015, were $2,000 for the Fund.

C. EXPENSE LIMITATION - The Manager agreed, through October 1, 2016, to limit the total annual operating expenses of the Fund to 0.10% of its average net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and to reimburse the Fund for all expenses in excess of that amount. This expense limitation arrangement may not be changed or terminated through October 1, 2016, without approval of the Board, and may be changed or terminated by the Manager at any time after that date. For the six-month period ended November 30, 2015, the Fund incurred reimbursable expenses of $21,000, of which $6,000 was receivable from the Manager.

D. TRANSFER AGENCY AGREEMENT - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund. SAS does not receive any fees from the Fund for these services.

================================================================================

22  | USAA CORNERSTONE CONSERVATIVE FUND

================================================================================

E. UNDERWRITING SERVICES - USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no commissions or fees for this service.

(6) TRANSACTIONS WITH AFFILIATES

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution. At November 30, 2015, USAA and its affiliates owned 1,000 shares, which represents less than 0.1% of the Fund.

(7) TRANSACTIONS WITH AFFILIATED FUNDS

A. SHARE OWNERSHIP - The Fund does not invest in the underlying USAA Funds for the purpose of exercising management or control; however, investments by the Fund may represent a significant portion of the underlying USAA Funds' net assets. At November 30, 2015, the Fund owned the following percentages of the total outstanding shares of each of the underlying USAA Funds:

AFFILIATED USAA FUND                                                 OWNERSHIP %
--------------------------------------------------------------------------------
Aggressive Growth                                                       0.1
Emerging Markets                                                        0.2
Growth                                                                  0.1
High Income                                                             0.9
Income                                                                  0.5
Income Stock                                                            0.1
Intermediate-Term Bond                                                  1.5
International                                                           0.2
Precious Metals and Minerals                                            0.1
S&P 500 Index                                                           0.1
Short-Term Bond                                                         0.3
Small Cap Stock                                                         0.2
Value                                                                   0.2

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  23

================================================================================

B. TRANSACTIONS WITH AFFILIATED FUNDS - The following table provides details related to the Fund's investment in the underlying USAA Funds for the six-month period ended November 30, 2015 (in thousands):

                                                                            REALIZED
                                PURCHASE       SALES        DIVIDEND         GAIN              MARKET VALUE
AFFILIATED USAA FUND             COST(A)     PROCEEDS        INCOME         (LOSS)(B)     05/31/2015    11/30/2015
--------------------------------------------------------------------------------------------------------------------
Aggressive Growth                $     -      $   404          $  -          $   7          $ 1,666       $ 1,291
Emerging Markets                       -          347             -            (98)           2,920         2,161
Growth                               235            -             -              -            1,707         1,993
High Income                       11,292            -           462              -            8,665        18,519
Income                               971       15,976           651           (616)          47,017        30,830
Income Stock                         341            -            33              -            2,710         2,955
Intermediate-Term Bond            19,438        1,316           891            (72)          33,238        49,644
International                      2,609            -             -              -            5,528         7,728
Precious Metals and Minerals           -          434             -           (347)           1,418           635
S&P 500 Index                      2,262            -            26              -            1,688         3,980
Short-Term Bond                    1,304       21,937           182           (292)          32,763        11,852
Small Cap Stock                      866            -             -              -            2,001         2,809
Value                              1,355            -             -              -            1,626         2,928

(a) Includes reinvestment of distributions from dividend income and realized gains.

(b) Includes capital gain distributions received, if any.

================================================================================

24  | USAA CORNERSTONE CONSERVATIVE FUND

================================================================================

(8) FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout each period is as follows:

                                      SIX-MONTH
                                     PERIOD ENDED              YEAR ENDED                  PERIOD ENDED
                                      NOVEMBER 30,               MAY 31,                      MAY 31,
                                     ------------------------------------------------------------------
                                         2015             2015               2014              2013***
                                     ------------------------------------------------------------------
Net asset value at
  beginning of period                $  10.68         $  10.77           $  10.60           $ 10.00
                                     --------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income                   .16              .31                .34(a)            .35(a)
  Net realized and
    unrealized gain (loss)               (.43)            (.06)               .17(a)            .46(a)
                                     --------------------------------------------------------------
Total from investment
  operations                             (.27)             .25                .51(a)            .81(a)
                                     --------------------------------------------------------------
Less distributions from:
  Net investment income                  (.15)            (.32)              (.32)             (.21)
  Realized capital gains                    -             (.02)              (.02)             (.00)(b)
                                     --------------------------------------------------------------
Total distributions                      (.15)            (.34)              (.34)             (.21)
                                     --------------------------------------------------------------
Net asset value at end
  of period                          $  10.26         $  10.68           $  10.77           $ 10.60
                                     ==============================================================
Total return (%)*                       (2.53)            2.37               4.99              8.11
Net assets at end
  of period (000)                    $137,934         $145,626           $109,013           $68,571
Ratios to average
  net assets:**,(e)
  Expenses (%)(d)                         .10(c)           .10                .10               .10(c)
  Expenses, excluding
    reimbursements (%)(d)                 .13(c)           .15                .20               .52(c)
  Net investment income (%)              3.10(c)          3.03               3.27              3.27(c)
Portfolio turnover (%)                     29                5                  1                 4

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the six-month period ended November 30, 2015, average net assets were
    $140,270,000.
*** Fund commenced operations on June 8, 2012.
(a) Calculated using average shares.
(b) Represents less than $0.01 per share.
(c) Annualized. The ratio is not necessarily indicative of 12 months of operations.

(d) Reflects total annual operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios as follows:
                                            -                -               (.00%)(+)         (.00%)(+)
    (+) Represents less than 0.01% of average net assets.
(e) Calculated excluding the Fund's pro-rata share of expenses of the underlying
    USAA Funds.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  25

================================================================================

EXPENSE EXAMPLE

November 30, 2015 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Fund also indirectly bears its pro-rata share of the expenses of the underlying USAA Funds in which it invests (acquired funds). These acquired fund fees and expenses are not included in the Fund's annualized expense ratios used to calculate the expense estimates in the table on the next page.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of June 1, 2015, through November 30, 2015.

ACTUAL EXPENSES

The line labeled "actual" in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before

================================================================================

26  | USAA CORNERSTONE CONSERVATIVE FUND

================================================================================

expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher. Acquired fund fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expenses paid in the table below.

                                                                                       EXPENSES PAID
                                          BEGINNING               ENDING               DURING PERIOD*
                                        ACCOUNT VALUE         ACCOUNT VALUE            JUNE 1, 2015 -
                                         JUNE 1, 2015       NOVEMBER 30, 2015        NOVEMBER 30, 2015
                                        --------------------------------------------------------------
Actual                                    $1,000.00             $  974.70                  $0.49

Hypothetical
  (5% return before expenses)              1,000.00              1,024.50                   0.51

*Expenses are equal to the Fund's annualized expense ratio of 0.10%, which is net of any reimbursements and expenses paid indirectly and excludes expenses of the acquired funds, multiplied by the average account value over the period, multiplied by 183 days/366 days (to reflect the one-half-year period). The Fund's actual ending account value is based on its actual total return of (2.53)% for the six-month period of June 1, 2015, through November 30, 2015.

================================================================================

                                                           EXPENSE EXAMPLE |  27

================================================================================
TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select your mutual fund
AT USAA.COM                          account and either click the link or
                                     select 'I want to...' and select
OR CALL                              the desired action.
(800) 531-USAA (8722)
(210) 531-8722
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

       USAA                                                 --------------
       9800 Fredericksburg Road                                PRSRT STD
       San Antonio, TX 78288                                 U.S. Postage
                                                                 PAID
                                                                 USAA
                                                            --------------

>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE ON USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]                                        [LOGO OF RECYCLE PAPER]
        USAA       We know what it means to serve.(R)              10%

   =============================================================================
   97450-0116                                (C)2016, USAA. All rights reserved.

   [LOGO OF USAA]
   USAA(R)

                                       [GRAPHIC OF USAA CORNERSTONE EQUITY FUND]

 ============================================================

         SEMIANNUAL REPORT
         USAA CORNERSTONE EQUITY FUND
         NOVEMBER 30, 2015

 ============================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"A NEW YEAR IS A GREAT TIME TO REEVALUATE YOUR
INVESTMENT PLAN TO HELP ENSURE YOU ARE STAYING      [PHOTO OF BROOKS ENGLEHARDT]
ON TRACK TOWARD YOUR FINANCIAL GOALS."

--------------------------------------------------------------------------------

JANUARY 2016

The financial markets were volatile during the reporting period ended November 30, 2015, but U.S. stocks, the broad U.S. fixed-income market, and longer-term U.S. Treasury securities had experienced minimal change when the reporting period came to an end. Emerging markets stocks, in contrast, generally suffered losses, while stocks in non-U.S. developed markets also declined, though to a lesser extent.

When the reporting period began in June 2015, Greece was once again in the headlines, as the country's debt problems reemerged and investors speculated about the future of the European Union. During July 2015, market turbulence increased. Worries about China's slow economic growth triggered a steep decline in the Chinese equity market, with many other emerging stock markets falling in a similar fashion. In response, the Chinese authorities surprised many investors by devaluing its currency, which added to investors' existing concerns about the health of the global economy. The result was a broad sell-off in riskier asset classes and a flight to the perceived safety of U.S. Treasury securities.

Meanwhile, a divergence in global economic growth was reflected in the monetary policies being pursued by the world's central banks. Persistent economic weakness outside the United States led many central banks to cut interest rates and boost quantitative easing, resulting in low--and even negative--global interest rates. At the same time, the U.S. economy continued to grow, albeit slowly, and the Federal Reserve (the Fed) strongly signaled that it would begin to raise interest rates for the first time in seven years. As a result, shorter-term U.S. Treasury yields rose during the reporting period, while longer-term U.S. Treasury yields edged up slightly. On December 16, 2015, the Fed raised the target range for the federal funds rate from 0.25% to 0.50%. At USAA Investments, we believe it is less important when the first interest rate increase occurs than how quickly the Fed affects interest rates. We have long believed Fed policymakers are unlikely to raise interest rates rapidly because they will not want to jeopardize the U.S. economy. In addition, there appears to be no pressing reason, such as a higher rate of inflation, for them

================================================================================

================================================================================

to do so. Therefore, the modest interest rate increase in December 2015 is consistent with our outlook.

Also of note during the reporting period was the steady decline in commodities prices. What caused the drop in oil, natural gas, coal, and industrial metals prices? In our opinion, there was no single reason. Certainly, the divergence in global economic growth and central bank monetary policy created uncertainty in the world's commodities markets. But softening global demand and, in the case of energy, an increase in supply were also key factors. In addition, commodities are generally priced in U.S. dollars and the appreciation of the U.S. dollar during the reporting period dampened prices.

A new year is a great time to reevaluate your investment plan to help ensure you are staying on track toward your financial goals. Investors also may want to consider making a 2016 IRA contribution. The sooner investors invest their money, the sooner it can start working for them. For assistance, please feel free to give our financial advisors a call.

Looking ahead, we expect to see continued volatility--at least in the near term--in the financial markets. It's been several years since we've seen this kind of market turbulence, so the events of the reporting period are a helpful reminder that volatility is to be expected from time to time and is normal market behavior. Long-term investors should strive to make decisions based on their long-term objectives, time horizon, and risk tolerance, rather than in response to market turmoil.

On behalf of all of us at USAA Investments, we wish you a happy, healthy, and prosperous year in 2016. Thank you for your continued investment in our family of mutual funds.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. o As interest rates rise, bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened.
o Investments in foreign securities are subject to additional and more diverse risks, including but not limited to currency fluctuations, market illiquidity, and political and economic instability. Foreign investing may result in more rapid and extreme changes in value than investments made exclusively in the securities of U.S. companies. There may be less publicly available information relating to foreign companies than those in the U.S. Foreign securities may also be subject to foreign taxes. Investments made in emerging market countries may be particularly volatile. Economies of emerging market countries are generally less diverse and mature than more developed countries and may have less stable political systems. o Investments provided by USAA Investment Management Company and USAA Financial Advisors Inc., both registered broker dealers, and affiliates.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

FUND OBJECTIVE                                                                 1

MANAGERS' COMMENTARY                                                           2

INVESTMENT OVERVIEW                                                            5

FINANCIAL INFORMATION

    Portfolio of Investments                                                   9

    Notes to Portfolio of Investments                                         10

    Financial Statements                                                      11

    Notes to Financial Statements                                             14

EXPENSE EXAMPLE                                                               23

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2016, USAA. All rights reserved.

200989-0116

================================================================================

================================================================================

FUND OBJECTIVE

THE USAA CORNERSTONE EQUITY FUND (THE FUND) SEEKS CAPITAL APPRECIATION OVER THE LONG TERM.

--------------------------------------------------------------------------------

TYPES OF INVESTMENTS

The Fund invests at least 80% of its assets in a selection of USAA mutual funds (underlying USAA Funds) consisting of a long-term target asset allocation in equity securities. This is often referred to as a fund-of-funds investment strategy. The target asset class allocation can deviate from time to time from these targets as market conditions warrant. This 80% policy may be changed upon at least 60 days' written notice to shareholders.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's set rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

                                                             FUND OBJECTIVE |  1

================================================================================

MANAGERS' COMMENTARY ON THE FUND

--------------------------------------------------------------------------------

[PHOTO OF JOHN P. TOOHEY]                              [PHOTO OF WASIF A. LATIF]
JOHN P. TOOHEY, CFA                                    WASIF A. LATIF
USAA Asset                                             USAA Asset
Management Company                                     Management Company
--------------------------------------------------------------------------------

o   HOW DID THE GLOBAL FINANCIAL MARKETS PERFORM DURING THE REPORTING PERIOD?

    The reporting period ended November 30, 2015, proved to be a challenging time for the world financial markets as concerns about slow global growth, China's currency devaluation, and the potential for an interest rate increase by the Federal Reserve (the Fed) combined to weigh upon investor sentiment.

    U.S. equities generally finished the reporting period with a negative return, but they generated returns above those of the international markets. The U.S. economy appeared to be on track to deliver growth of approximately 2% in the second half of 2015 amid strength in the housing market, employment, and consumer spending. While low compared to historical standards, this rate is nonetheless higher than the majority of the world's developed economies - a positive for U.S. stocks' relative performance during the reporting period. Within the domestic market, small-cap stocks generally underperformed large-cap stocks as investors appeared averse to risk.

    Developed market international stocks finished with a loss and underperformed U.S. equities which was likely due to mounting concerns about slowing economic growth in both Europe and Japan. In addition, the weakness in foreign currencies relative to the U.S. dollar translated to lower total returns for U.S.-based investors. Emerging market stocks also generally finished the reporting period with a loss. Falling commodity prices, together with China's move toward a consumer-led economy from one driven primarily by fixed-asset investment, likely led to slower

    Refer to page 7 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

================================================================================

2  | USAA CORNERSTONE EQUITY FUND

================================================================================

    growth in many of the exporting economies within the asset class. In addition, currency weakness compelled many central banks to raise interest rates even as growth slowed. Together, these factors caused the emerging markets to close the reporting period near the low end of their range for the past five years.

    The impact of weaker commodity prices was not limited to the emerging markets. Stocks in the gold-mining sector fell sharply as well, reflecting the effect of falling gold prices on their profit outlook.

o HOW DID THE USAA CORNERSTONE EQUITY FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

    For the reporting period ended November 30, 2015, the Fund had a total return of -5.44%. This compares to a return of -5.43% for the MSCI All-Country World Index and -4.73% for the Cornerstone Equity Composite Index.

    USAA Asset Management Company (the Manager) is the Fund's investment adviser. The investment adviser provides day-to-day discretionary management for the Fund's assets.

o   PLEASE DISCUSS THE FACTORS THAT HELPED AND HURT PERFORMANCE.

    The Fund employs a diversified, long-term approach that favors undervalued market segments and avoids those that appear more richly priced. While this strategy led to underperformance during the reporting period, we remain confident in the Fund's overall positioning.

    The Fund's overweight position in the developed international markets was the primary factor affecting performance during a time in which U.S. equities delivered superior returns. Nevertheless, we retain this positioning for the Fund on the belief that the foreign markets offer both attractive relative valuations and the potential for improving corporate earnings. In addition, we believe international equities can benefit from accommodative monetary policies of the central banks in Europe and Japan relative to the Fed's current monetary policy.

    The Fund's allocation to the emerging markets also pressured results given the substantial underperformance of the market segment. Although we

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

    trimmed the Fund's positions during the course of the year in order to manage risk, we maintained an allocation to emerging markets on the belief that emerging market stocks continue to offer superior long-term return potential relative to developed markets.

    The Fund's U.S. equity portfolio lost ground in the aggregate, but it outpaced the other allocations within the Fund. We continue to invest the Fund's domestic equity portfolio in large-cap stocks based on our belief that they offer attractive valuations relative to their mid- and small-cap counterparts. This aspect of our positioning for the Fund contributed to its performance during the reporting period, illustrating the potential benefits of our value-oriented approach.

    The Fund's exposure to gold stocks detracted from performance. While the prices of gold and the related equities fell during the reporting period, we believe this asset class remains essential to diversification through its ability to offset the potential long-term impact of inflation.

    The market backdrop remains uncertain as we move toward 2016, with the Fed's monetary policy, China's growth outlook, and geopolitical headlines all representing factors that are affecting investor sentiment. In this environment, our approach is to remain focused on identifying asset classes that have the potential to offer value. The reason for this is simple: valuation is one of the strongest indicators of longer-term returns. While a value-driven approach may not always work for a quarter-to-quarter basis, we measure success in years, not months. With this as background, we believe the Fund will be better served by a continued emphasis on diversification and a preference for market segments with attractive valuations.

    Thank you for your interest in the Fund.

    The assets of the Cornerstone Equity Fund will be invested in other USAA funds and will indirectly bear expenses and reflect the risks of the underlying funds in which it invests. o The underlying funds may be invested in, among other things: (1) exchange-traded funds; (2) futures, options, and other derivatives; (3) non-investment grade securities; (4) precious metals and minerals companies; (5) real estate investment trusts;
    (6) money market instruments; and (7) foreign and emerging markets. o These types of investments and asset classes may be more volatile than others. In addition, it is possible that a particular asset allocation used by the Manager may not produce the intended result. o Foreign investing is subject to additional risks, such as currency fluctuations, market illiquidity, and political instability. Emerging market countries are most volatile. Emerging market countries are less diverse and mature than other countries and tend to be politically less stable. o The USAA Precious Metals and Minerals Fund is subject to additional risks, such as currency fluctuation, market illiquidity, political instability and increased price volatility. It may be more volatile than a fund that diversifies across many industries and companies. o Diversification is a technique intended to help reduce risk and does not guarantee a profit or prevent a loss.

================================================================================

4  | USAA CORNERSTONE EQUITY FUND

================================================================================

INVESTMENT OVERVIEW

USAA CORNERSTONE EQUITY FUND (THE FUND)
(Ticker Symbol: UCEQX)

--------------------------------------------------------------------------------
                                   11/30/15                         5/31/15
--------------------------------------------------------------------------------
Net Assets                       $94.8 Million                   $91.7 Million
Net Asset Value Per Share            $12.87                          $13.61

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 11/30/15
--------------------------------------------------------------------------------
   5/31/15-11/30/15*                   1 YEAR           SINCE INCEPTION 6/8/12
        -5.44%                          -2.19%                  9.02%

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/15
--------------------------------------------------------------------------------
   1 YEAR                                               SINCE INCEPTION 6/8/12
   -2.27%                                                       8.12%

--------------------------------------------------------------------------------
                         EXPENSE RATIOS AS OF 5/31/15**
--------------------------------------------------------------------------------
  BEFORE REIMBURSEMENT             1.16%          AFTER REIMBURSEMENT    1.02%

               (Includes acquired fund fees and expenses of 0.92%)

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Total returns for periods of less than one year are not annualized. This return is cumulative.

**The expense ratios represent the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated October 1, 2015, and are calculated as a percentage of average net assets. USAA Asset Management Company (the Manager) has agreed, through October 1, 2016, to make payments or waive management, administration, and other fees to limit the expenses of the Fund so that the total annual operating expenses (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 0.10% of the Fund's average net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund's Board of Trustees and may be changed or terminated by the Manager at any time after October 1, 2016. If the total annual operating expense ratio of the Fund is lower than 0.10%, the Fund will operate at the lower expense ratio. These expense ratios may differ from the expense ratios disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

================================================================================

                                                        INVESTMENT OVERVIEW |  5

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                     CORNERSTONE EQUITY          MSCI-ALL COUNTRY       USAA CORNERSTONE
                      COMPOSITE INDEX             WORLD INDEX             EQUITY FUND
05/31/12                $10,000.00                 $10,000.00              $10,000.00
06/30/12                 10,454.60                  10,493.89               10,250.00
07/31/12                 10,589.58                  10,637.55               10,290.00
08/31/12                 10,827.10                  10,868.84               10,570.00
09/30/12                 11,138.14                  11,211.17               10,940.00
10/31/12                 11,030.66                  11,136.45               10,810.00
11/30/12                 11,148.74                  11,278.85               10,900.00
12/31/12                 11,372.54                  11,534.33               11,161.72
01/31/13                 11,911.10                  12,065.70               11,545.91
02/28/13                 11,949.36                  12,063.82               11,515.58
03/31/13                 12,236.03                  12,281.81               11,717.79
04/30/13                 12,525.80                  12,635.33               11,727.90
05/31/13                 12,557.29                  12,600.66               11,839.11
06/30/13                 12,241.81                  12,232.36               11,454.92
07/31/13                 12,823.59                  12,817.95               12,061.53
08/31/13                 12,548.66                  12,550.90               11,839.11
09/30/13                 13,138.37                  13,199.17               12,354.73
10/31/13                 13,636.56                  13,729.68               12,779.36
11/30/13                 13,842.16                  13,924.12               12,941.13
12/31/13                 14,103.21                  14,164.33               13,133.04
01/31/14                 13,647.54                  13,597.75               12,649.68
02/28/14                 14,304.34                  14,254.63               13,307.87
03/31/14                 14,361.97                  14,318.01               13,307.87
04/30/14                 14,453.58                  14,454.31               13,338.72
05/31/14                 14,731.26                  14,761.74               13,595.83
06/30/14                 15,045.40                  15,039.67               13,924.93
07/31/14                 14,801.75                  14,857.12               13,595.83
08/31/14                 15,186.81                  15,185.29               13,966.07
09/30/14                 14,684.35                  14,693.04               13,441.57
10/31/14                 14,878.84                  14,796.48               13,534.13
11/30/14                 15,102.65                  15,043.98               13,811.80
12/31/14                 14,891.46                  14,753.68               13,520.46
01/31/15                 14,664.01                  14,523.01               13,415.49
02/28/15                 15,433.86                  15,331.53               14,097.81
03/31/15                 15,240.37                  15,093.98               13,856.37
04/30/15                 15,577.10                  15,531.92               14,244.77
05/31/15                 15,616.59                  15,511.65               14,286.76
06/30/15                 15,300.22                  15,146.48               13,961.34
07/31/15                 15,393.23                  15,278.01               13,919.35
08/31/15                 14,425.51                  14,230.69               13,048.08
09/30/15                 13,953.00                  13,715.12               12,628.19
10/31/15                 14,962.73                  14,791.55               13,541.45
11/30/15                 14,877.68                  14,669.41               13,509.96

                                   [END CHART]

                    Data from 5/31/12 through 11/30/15.*

                    See next page for benchmark definitions.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes.

*The performance of the Cornerstone Equity Composite Index and MSCI All-Country World Index is calculated from the end of the month, May 31, 2012, while the inception date of the Cornerstone Equity Fund is June 8, 2012. There may be a slight variation of the performance numbers because of this difference.

================================================================================

6  | USAA CORNERSTONE EQUITY FUND

================================================================================

The graph on page 6 illustrates the comparison of a $10,000 hypothetical investment in the USAA Cornerstone Equity Fund to the benchmarks listed below. The Manager has developed the Composite Index, which is used to measure the Fund's performance. The custom benchmark was created by the Manager to show how the Fund's performance compares with the returns of an index or indexes with similar asset allocations.

o The Cornerstone Equity Composite Index is a combination of unmanaged indexes representing the Fund's model allocation, and consists of the MSCI USA Investable Market Index (IMI) (56%), the MSCI ACWI ex USA IMI (37%), the Bloomberg Commodity Index Total Return (2.5%), the MSCI U.S. Real Estate Investment Trust (REIT) Index (2.5%), and the Barclays U.S. Treasury - Bills (1-3M) (2%).

o The unmanaged MSCI All-Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

                         o ASSET ALLOCATION - 11/30/15 o

INVESTMENT                                                            ALLOCATION
--------------------------------------------------------------------------------
USAA FUND:
Aggressive Growth ......................................................  4.9%
Emerging Markets .......................................................  8.0%
Growth .................................................................  7.4%
Income Stock ........................................................... 11.1%
International .......................................................... 29.7%
Precious Metals and Minerals ...........................................  2.0%
S&P 500 Index .......................................................... 14.7%
Small Cap Stock ........................................................ 10.6%
Value .................................................................. 11.1%
  Total Equity & Alternative ........................................... 99.5%

CASH:
Money Market Instruments ...............................................  0.4%

Percentages are of the net assets of the Fund and may not equal 100%.

================================================================================

8  | USAA CORNERSTONE EQUITY FUND

================================================================================

PORTFOLIO OF INVESTMENTS

November 30, 2015 (unaudited)

------------------------------------------------------------------------------------------------------
                                                                                                MARKET
NUMBER                                                                                           VALUE
OF SHARES     SECURITY                                                                           (000)
------------------------------------------------------------------------------------------------------
              EQUITY & ALTERNATIVE FUNDS (99.5%)
 109,104      USAA Aggressive Growth Fund                                                      $ 4,653
 534,847      USAA Emerging Markets Fund                                                         7,557
 270,480      USAA Growth Fund                                                                   7,035
 597,372      USAA Income Stock Fund                                                            10,490
 983,910      USAA International Fund                                                           28,199
 222,343      USAA Precious Metals and Minerals Fund                                             1,936
 467,370      USAA S&P 500 Index Fund                                                           13,942
 572,818      USAA Small Cap Stock Fund                                                          9,996
 526,050      USAA Value Fund                                                                   10,558
                                                                                               -------
              Total Equity & Alternative Funds (cost: $89,463)                                  94,366
                                                                                               -------
              MONEY MARKET INSTRUMENTS (0.4%)

              MONEY MARKET FUNDS (0.4%)
 399,194      State Street Institutional Liquid Reserves Fund Premier Class, 0.15%(a)
                (cost: $399)                                                                       399
                                                                                               -------

              TOTAL INVESTMENTS (COST: $89,862)                                                $94,765
                                                                                               =======

------------------------------------------------------------------------------------------------------
($ IN 000s)                                               VALUATION HIERARCHY
------------------------------------------------------------------------------------------------------
                                           (LEVEL 1)           (LEVEL 2)        (LEVEL 3)
                                       QUOTED PRICES   OTHER SIGNIFICANT      SIGNIFICANT
                                   IN ACTIVE MARKETS          OBSERVABLE     UNOBSERVABLE
ASSETS                          FOR IDENTICAL ASSETS              INPUTS           INPUTS        TOTAL
------------------------------------------------------------------------------------------------------
Equity & Alternative Funds                   $94,366                  $-               $-      $94,366
Money Market Instruments:
  Money Market Funds                             399                   -                -          399
------------------------------------------------------------------------------------------------------
Total                                        $94,765                  $-               $-      $94,765
------------------------------------------------------------------------------------------------------

For the period of June 1, 2015, through November 30, 2015, there were no transfers of securities between levels. The Fund's policy is to recognize any transfers into and out of the levels as of the beginning of the period in which the event or circumstance that caused the transfer occurred.

================================================================================

                                                   PORTFOLIO OF INVESTMENTS |  9

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

November 30, 2015 (unaudited)

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets.

    The underlying funds in which the Fund invests are managed by USAA Asset Management Company, an affiliate of the Fund. The Fund invests in the Reward Shares of the USAA S&P 500 Index Fund and the Institutional Shares of the other USAA mutual funds.

o   SPECIFIC NOTES

    (a) Rate represents the money market fund annualized seven-day yield at November 30, 2015.

See accompanying notes to financial statements.

================================================================================

10  | USAA CORNERSTONE EQUITY FUND

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

November 30, 2015 (unaudited)

--------------------------------------------------------------------------------

ASSETS
   Investments in affiliated underlying funds, at value (cost of $89,463)     $94,366
   Investments in other securities, at value (cost of $399)                       399
   Receivables:
      Capital shares sold                                                         178
      USAA Asset Management Company (Note 5C)                                      27
                                                                              -------
         Total assets                                                          94,970
                                                                              -------
LIABILITIES
   Payables:
      Capital shares redeemed                                                     113
   Other accrued expenses and payables                                             39
                                                                              -------
         Total liabilities                                                        152
                                                                              -------
            Net assets applicable to capital shares outstanding               $94,818
                                                                              =======
NET ASSETS CONSIST OF:
   Paid-in capital                                                            $89,501
   Accumulated undistributed net investment income                                214
   Accumulated net realized gain on investments                                   200
   Net unrealized appreciation of investments                                   4,903
                                                                              -------
            Net assets applicable to capital shares outstanding               $94,818
                                                                              =======
   Capital shares outstanding, unlimited number of shares
      authorized, no par value                                                  7,369
                                                                              =======
   Net asset value, redemption price, and offering price per share            $ 12.87
                                                                              =======

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  11

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Six-month period ended November 30, 2015 (unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME
  Income distributions from affiliated underlying funds                      $   206
                                                                             -------
EXPENSES
  Custody and accounting fees                                                     21
  Postage                                                                          8
  Shareholder reporting fees                                                       6
  Trustees' fees                                                                  13
  Registration fees                                                               11
  Professional fees                                                               33
  Other                                                                            3
                                                                             -------
        Total expenses                                                            95
  Expenses reimbursed                                                            (50)
                                                                             -------
        Net expenses                                                              45
                                                                             -------
NET INVESTMENT INCOME                                                            161
                                                                             -------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS
  Net realized loss on sales of affiliated underlying funds                   (1,379)
  Change in net unrealized appreciation/(depreciation) of
     affiliated underlying funds                                              (3,845)
                                                                             -------
        Net realized and unrealized loss                                      (5,224)
                                                                             -------
  Decrease in net assets resulting from operations                           $(5,063)
                                                                             =======

See accompanying notes to financial statements.

================================================================================

12  | USAA CORNERSTONE EQUITY FUND

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Six-month period ended November 30, 2015 (unaudited), and year ended
May 31, 2015

--------------------------------------------------------------------------------------------------
                                                                       11/30/2015        5/31/2015
--------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                                 $    161         $  1,361
   Net realized loss on sales of affiliated underlying funds               (1,379)            (487)
   Net realized gain on capital gain distributions from
      affiliated underlying funds                                               -            2,085
   Change in net unrealized appreciation/(depreciation)
      of affiliated underlying funds                                       (3,845)           1,155
                                                                         -------------------------
      Increase (decrease) in net assets resulting from operations          (5,063)           4,114
                                                                         -------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                                        -           (1,371)
   Net realized gains                                                           -             (165)
                                                                         -------------------------
      Distributions to shareholders                                             -           (1,536)
                                                                         -------------------------
FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold                                               19,697           47,305
   Reinvested dividends                                                         -            1,457
   Cost of shares redeemed                                                (11,542)         (25,654)
                                                                         -------------------------
      Increase in net assets from capital share transactions                8,155           23,108
                                                                         -------------------------
   Net increase in net assets                                               3,092           25,686

NET ASSETS
   Beginning of period                                                     91,726           66,040
                                                                         -------------------------
   End of period                                                         $ 94,818         $ 91,726
                                                                         =========================
Accumulated undistributed net investment income:
   End of period                                                         $    214         $     53
                                                                         =========================
CHANGE IN SHARES OUTSTANDING
   Shares sold                                                              1,525            3,560
   Shares issued for dividends reinvested                                       -              112
   Shares redeemed                                                           (896)          (1,929)
                                                                         -------------------------
      Increase in shares outstanding                                          629            1,743
                                                                         =========================

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  13

================================================================================

NOTES TO FINANCIAL STATEMENTS

November 30, 2015 (unaudited)

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 54 separate funds. Additionally, the Fund qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this semiannual report pertains only to the USAA Cornerstone Equity Fund (the Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is to seek capital appreciation over the long term.

The Fund is a "fund of funds" in that it invests in a portfolio of underlying USAA equity & alternative mutual funds (underlying USAA Funds) managed by USAA Asset Management Company (the Manager), an affiliate of the Fund.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

================================================================================

14  | USAA CORNERSTONE EQUITY FUND

================================================================================

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and the Manager, an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Investments in the underlying USAA Funds and other open-end investment companies, other than exchange-traded funds (ETFs) are valued at their net asset value (NAV) at the end of each business day.

    2. The underlying USAA Funds have specific valuation procedures. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause a fund's NAV to be more reliable than it otherwise would be.

       Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

================================================================================

                                            NOTES TO FINANCIAL STATEMENTS |  15

================================================================================

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

D. INVESTMENTS IN SECURITIES - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income and capital gain distributions from the underlying USAA Funds are recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. Discounts and premiums on short- term securities are amortized on a straight-line basis over the life of the respective securities.

E. EXPENSES PAID INDIRECTLY - Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the

================================================================================

16  | USAA CORNERSTONE EQUITY FUND

================================================================================

    Fund's bank accounts may be used to directly reduce the Fund's expenses. For the six-month period ended November 30, 2015, there were no custodian and other bank credits.

F. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

G. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR).

The USAA Funds that are party to the loan agreement are assessed facility fees by CAPCO in the amount of 9.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2015, the maximum annual facility fee was 7.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the USAA Funds based on their respective average net assets for the period.

The USAA Funds may request an optional increase of the committed loan agreement up to $750 million. If the USAA Funds increase the committed loan agreement above the $500 million, the assessed facility fee by CAPCO will be increased to
10.0 basis points.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  17

================================================================================

For the six-month period ended November 30, 2015, the Fund paid CAPCO facility fees of less than $500, which represents 0.1% of the total fees paid to CAPCO by the USAA Funds. The Fund had no borrowings under this agreement during the six-month period ended November 30, 2015.

(3) DISTRIBUTIONS

The tax basis of distributions and any accumulated undistributed net investment income will be determined based upon the Fund's tax year-end of May 31, 2016, in accordance with applicable tax law.

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

At May 31, 2015, the Fund had no capital loss carryforwards, for federal income tax purposes.

For the six-month period ended November 30, 2015, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis the Manager will monitor the Fund's tax positions to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the six-month period ended November 30, 2015, were $19,173,000 and $10,162,000, respectively.

As of November 30, 2015, the cost of securities, including short-term securities, for federal income tax purposes, was approximately the same as that reported in the financial statements.

Gross unrealized appreciation and depreciation of investments as of November 30, 2015, were $6,552,000 and $1,649,000, respectively, resulting in net unrealized appreciation of $4,903,000.

================================================================================

18  | USAA CORNERSTONE EQUITY FUND

================================================================================

(5) AGREEMENTS WITH MANAGER

A. ADVISORY AGREEMENT - The Manager carries out the Fund's investment policies and manages the Fund's portfolio pursuant to an Advisory Agreement. The Manager does not receive any management fees from the Fund for these services.

B. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. The Manager does not receive any fees from the Fund for these services. In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the billing of these expenses to the Fund. These expenses are included in the professional fees on the Fund's Statement of Operations and, for the six-month period ended November 30, 2015, were $1,000 for the Fund.

C. EXPENSE LIMITATION - The Manager agreed, through October 1, 2016, to limit the total annual operating expenses of the Fund to 0.10% of its average net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and to reimburse the Fund for all expenses in excess of that amount. This expense limitation arrangement may not be changed or terminated through October 1, 2016, without approval of the Board, and may be changed or terminated by the Manager at any time after that date. For the six-month period ended November 30, 2015, the Fund incurred reimbursable expenses of $50,000, of which $27,000 was receivable from the Manager.

D. TRANSFER AGENCY AGREEMENT - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund. SAS does not receive any fees from the Fund for these services.

E. UNDERWRITING SERVICES - USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no commissions or fees for this service.

================================================================================

                                            NOTES TO FINANCIAL STATEMENTS |  19

================================================================================

(6) TRANSACTIONS WITH AFFILIATES

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution. At November 30, 2015, USAA and its affiliates owned 234,000 shares, which represents 3.2% of the Fund.

(7) TRANSACTIONS WITH AFFILIATED FUNDS

A. SHARE OWNERSHIP - The Fund does not invest in the underlying USAA Funds for the purpose of exercising management or control; however, investments by the Fund may represent a significant portion of the underlying USAA Funds' net assets. At November 30, 2015, the Fund owned the following percentages of the total outstanding shares of each of the underlying USAA Funds:

AFFILIATED USAA FUND                                                 OWNERSHIP %
--------------------------------------------------------------------------------
Aggressive Growth                                                       0.3
Emerging Markets                                                        0.8
Growth                                                                  0.3
Income Stock                                                            0.4
International                                                           0.8
Precious Metals and Minerals                                            0.4
S&P 500 Index                                                           0.3
Small Cap Stock                                                         0.7
Value                                                                   0.8

================================================================================

20  | USAA CORNERSTONE EQUITY FUND

================================================================================

B. TRANSACTIONS WITH AFFILIATED FUNDS - The following table provides details related to the Fund's investment in the underlying USAA Funds for the six-month period ended November 30, 2015 (in thousands):

                                                             REALIZED
                                PURCHASE     SALES     DIVIDEND     GAIN            MARKET VALUE
AFFILIATED USAA FUND             COST(a)    PROCEEDS    INCOME    (LOSS)(b)    05/31/2015   11/30/2015
------------------------------------------------------------------------------------------------------
Aggressive Growth               $  291       $2,642      $  -       $  54       $ 6,900      $ 4,653
Emerging Markets                 1,423        2,898         -        (778)       10,684        7,557
Growth                             391        1,281         -          (5)        7,760        7,035
Income Stock                     1,637            -       114           -         9,161       10,490
International                    2,864        1,714         -        (122)       29,137       28,199
Precious Metals and Minerals       995        1,627         -        (528)        3,500        1,936
S&P 500 Index                    7,426            -        92           -         6,414       13,942
Small Cap Stock                  2,416            -         -           -         7,851        9,996
Value                            1,730            -         -           -         9,172       10,558

    (a) Includes reinvestment of distributions from dividend income and realized gains.
    (b) Includes capital gain distributions received, if any.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  21

================================================================================

(8) FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout each period is as follows:

                                               SIX-MONTH
                                              PERIOD ENDED           YEAR ENDED            PERIOD ENDED
                                              NOVEMBER 30,             MAY 31,                MAY 31,
                                              ---------------------------------------------------------
                                                  2015           2015           2014           2013***
                                               --------------------------------------------------------
Net asset value at beginning of period         $ 13.61        $ 13.22        $ 11.71        $ 10.00
                                               ----------------------------------------------------
Income (loss) from investment operations:
  Net investment income                            .02            .24            .17            .12(a)
  Net realized and unrealized gain (loss)         (.76)           .42           1.55           1.71(a)
                                               ----------------------------------------------------
Total from investment operations                  (.74)           .66           1.72           1.83(a)
                                               ----------------------------------------------------
Less distributions from:
  Net investment income                              -           (.24)          (.16)          (.12)
  Realized capital gains                             -           (.03)          (.05)          (.00)(b)
                                               ----------------------------------------------------
Total distributions                                  -           (.27)          (.21)          (.12)
                                               ----------------------------------------------------
Net asset value at end of period               $ 12.87        $ 13.61        $ 13.22        $ 11.71
                                               ====================================================
Total return (%)*                                (5.44)          5.08          14.84          18.39
Net assets at end of period (000)              $94,818        $91,726        $66,040        $31,555
Ratios to average net assets:**,(e)
  Expenses (%)(c)                                  .10(d)         .10            .10            .10(d)
  Expenses, excluding reimbursements (%)(c)        .21(d)         .24            .33           1.13(d)
  Net investment income (%)                        .35(d)        1.77           1.45           1.09(d)
Portfolio turnover (%)                              11              8              2              5

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the six-month period ended November 30, 2015, average net assets were
    $91,585,000.
*** Fund commenced operations on June 8, 2012.
(a) Calculated using average shares.
(b) Represents less than $0.01 per share.
(c) Reflects total annual operating expenses of the Fund before reductions of any expenses paid indirectly.
    The Fund's expenses paid indirectly decreased the expense ratios as follows:
                                                     -              -           (.00%)(+)      (.00%)(+)
    (+) Represents less than 0.01% of average net assets.
(d) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(e) Calculated excluding the Fund's pro-rata share of expenses of the underlying
    USAA Funds.

================================================================================

22  | USAA CORNERSTONE EQUITY FUND

================================================================================

EXPENSE EXAMPLE

November 30, 2015 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Fund also indirectly bears its pro-rata share of the expenses of the underlying USAA Funds in which it invests (acquired funds). These acquired fund fees and expenses are not included in the Fund's annualized expense ratios used to calculate the expense estimates in the table on the next page.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of June 1, 2015, through November 30, 2015.

ACTUAL EXPENSES

The line labeled "actual" in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before

================================================================================

                                                           Expense Example |  23

================================================================================

expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher. Acquired fund fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expenses paid in the table below.

                                                                               EXPENSES PAID
                                     BEGINNING            ENDING               DURING PERIOD*
                                   ACCOUNT VALUE       ACCOUNT VALUE           JUNE 1, 2015-
                                    JUNE 1, 2015     NOVEMBER 30, 2015       NOVEMBER 30, 2015
                                   -----------------------------------------------------------
Actual                               $1,000.00           $  945.63                 $0.49

Hypothetical
  (5% return before expenses)         1,000.00            1,024.50                  0.51

*Expenses are equal to the Fund's annualized expense ratio of 0.10%, which is net of any reimbursements and expenses paid indirectly, and excludes expenses of the acquired funds, multiplied by the average account value over the period, multiplied by 183 days/366 days (to reflect the one-half-year period). The Fund's actual ending account value is based on its actual total return of (5.44)% for the six-month period of June 1, 2015, through November 30, 2015.

================================================================================

24  | USAA CORNERSTONE EQUITY FUND

================================================================================
TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select your mutual fund
AT USAA.COM                          account and either click the link or
                                     select 'I want to...' and select
OR CALL                              the desired action.
(800) 531-USAA (8722)
(210) 531-8722
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

                                                                  --------------
      USAA                                                           PRSRT STD
      9800 Fredericksburg Road                                     U.S. Postage
      San Antonio, TX 78288                                            PAID
                                                                       USAA
                                                                  --------------

>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE ON USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]
        USAA      We know what it means to serve.(R)

   =============================================================================
   97453-0116                                (C)2016, USAA. All rights reserved.

   [LOGO OF USAA]
   USAA(R)

                        [GRAPHIC OF USAA CORNERSTONE MODERATELY AGGRESSIVE FUND]

 ==============================================================

       SEMIANNUAL REPORT
       USAA CORNERSTONE MODERATELY AGGRESSIVE FUND
       NOVEMBER 30, 2015

 ==============================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"A NEW YEAR IS A GREAT TIME TO REEVALUATE YOUR
INVESTMENT PLAN TO HELP ENSURE YOU ARE STAYING      [PHOTO OF BROOKS ENGLEHARDT]
ON TRACK TOWARD YOUR FINANCIAL GOALS."

--------------------------------------------------------------------------------

JANUARY 2016

The financial markets were volatile during the reporting period ended November 30, 2015, but U.S. stocks, the broad U.S. fixed-income market, and longer-term U.S. Treasury securities had experienced minimal change when the reporting period came to an end. Emerging markets stocks, in contrast, generally suffered losses, while stocks in non-U.S. developed markets also declined, though to a lesser extent.

When the reporting period began in June 2015, Greece was once again in the headlines, as the country's debt problems reemerged and investors speculated about the future of the European Union. During July 2015, market turbulence increased. Worries about China's slow economic growth triggered a steep decline in the Chinese equity market, with many other emerging stock markets falling in a similar fashion. In response, the Chinese authorities surprised many investors by devaluing its currency, which added to investors' existing concerns about the health of the global economy. The result was a broad sell-off in riskier asset classes and a flight to the perceived safety of U.S. Treasury securities.

Meanwhile, a divergence in global economic growth was reflected in the monetary policies being pursued by the world's central banks. Persistent economic weakness outside the United States led many central banks to cut interest rates and boost quantitative easing, resulting in low--and even negative--global interest rates. At the same time, the U.S. economy continued to grow, albeit slowly, and the Federal Reserve (the Fed) strongly signaled that it would begin to raise interest rates for the first time in seven years. As a result, shorter-term U.S. Treasury yields rose during the reporting period, while longer-term U.S. Treasury yields edged up slightly. On December 16, 2015, the Fed raised the target range for the federal funds rate from 0.25% to 0.50%. At USAA Investments, we believe it is less important when the first interest rate increase occurs than how quickly the Fed affects interest rates. We have long believed Fed policymakers are unlikely to raise interest rates rapidly because they will not want to jeopardize the U.S. economy. In addition, there appears to be no pressing reason, such as a higher rate of inflation, for them

================================================================================

================================================================================

to do so. Therefore, the modest interest rate increase in December 2015 is consistent with our outlook.

Also of note during the reporting period was the steady decline in commodities prices. What caused the drop in oil, natural gas, coal, and industrial metals prices? In our opinion, there was no single reason. Certainly, the divergence in global economic growth and central bank monetary policy created uncertainty in the world's commodities markets. But softening global demand and, in the case of energy, an increase in supply were also key factors. In addition, commodities are generally priced in U.S. dollars and the appreciation of the U.S. dollar during the reporting period dampened prices.

A new year is a great time to reevaluate your investment plan to help ensure you are staying on track toward your financial goals. Investors also may want to consider making a 2016 IRA contribution. The sooner investors invest their money, the sooner it can start working for them. For assistance, please feel free to give our financial advisors a call.

Looking ahead, we expect to see continued volatility--at least in the near term--in the financial markets. It's been several years since we've seen this kind of market turbulence, so the events of the reporting period are a helpful reminder that volatility is to be expected from time to time and is normal market behavior. Long-term investors should strive to make decisions based on their long-term objectives, time horizon, and risk tolerance, rather than in response to market turmoil.

On behalf of all of us at USAA Investments, we wish you a happy, healthy, and prosperous year in 2016. Thank you for your continued investment in our family of mutual funds.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. o As interest rates rise, bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened.
o Investments in foreign securities are subject to additional and more diverse risks, including but not limited to currency fluctuations, market illiquidity, and political and economic instability. Foreign investing may result in more rapid and extreme changes in value than investments made exclusively in the securities of U.S. companies. There may be less publicly available information relating to foreign companies than those in the U.S. Foreign securities may also be subject to foreign taxes. Investments made in emerging market countries may be particularly volatile. Economies of emerging market countries are generally less diverse and mature than more developed countries and may have less stable political systems. o Investments provided by USAA Investment Management Company and USAA Financial Advisors Inc., both registered broker dealers, and affiliates.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

FUND OBJECTIVE                                                               1

MANAGERS' COMMENTARY                                                         2

INVESTMENT OVERVIEW                                                          6

FINANCIAL INFORMATION

    Portfolio of Investments                                                11

    Notes to Portfolio of Investments                                       49

    Financial Statements                                                    54

    Notes to Financial Statements                                           57

EXPENSE EXAMPLE                                                             74

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2016, USAA. All rights reserved.

200991-0116

================================================================================

================================================================================

FUND OBJECTIVE

THE USAA CORNERSTONE MODERATELY AGGRESSIVE FUND (THE FUND) SEEKS
CAPITAL APPRECIATION WITH A SECONDARY FOCUS ON CURRENT INCOME.

--------------------------------------------------------------------------------

TYPES OF INVESTMENTS

The Fund invests in equity securities, bonds, money market instruments, and other instruments. The Fund will have a target asset class allocation of approximately 60% equity securities and 40% fixed-income securities. The actual asset class allocation can deviate from time to time from these targets as market conditions warrant. The implementation of the asset allocation may involve the extensive use of equity and fixed-income exchange-traded funds
(ETFs). The Fund may invest in securities issued by domestic and foreign companies. The Fund also may invest in fixed-income securities that are investment grade and below investment grade.

The Fund also may use alternative investment strategies, such as investments in real estate investment trusts and precious metals and minerals companies, and other instruments, including futures and options, from time to time, in an attempt to reduce its volatility over time and to enhance the Fund's return and diversification.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's set rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

                                                             FUND OBJECTIVE |  1

================================================================================

MANAGERS' COMMENTARY ON THE FUND

USAA Asset Management Company             Quantitative Management Associates LLC

    JOHN P. TOOHEY, CFA                           JACOB POZHARNY, Ph.D.
    WASIF A. LATIF                                JOHN VAN BELLE, Ph.D.
    ARNOLD J. ESPE, CFA
    DAN DENBOW, CFA

--------------------------------------------------------------------------------

o   HOW DID THE GLOBAL FINANCIAL MARKETS PERFORM DURING THE REPORTING PERIOD?

    The reporting period ended November 30, 2015, proved to be a challenging time for the world financial markets, as concerns about slow global growth, China's currency devaluation, and the potential for an interest rate increase by the Federal Reserve (the Fed) combined to weigh upon investor sentiment.

    U.S. equities generally finished the reporting period with a negative return, but they generated returns above those of the international markets. The U.S. economy appeared to be on track to deliver growth of approximately 2% in the second half of 2015 amid strength in the housing market, employment, and consumer spending. While low compared to historical standards, this rate is nonetheless higher than the majority of the world's developed economies--a positive for U.S. stocks' relative performance during the reporting period. Within the domestic market, small-cap stocks generally underperformed large-cap stocks as investors appeared averse to risk.

    Developed market international stocks finished with a loss and underperformed U.S. equities which was likely due to mounting concerns about slowing economic growth in both Europe and Japan. In addition, the weakness in foreign currencies relative to the U.S. dollar translated to lower total returns for U.S.-based investors. Emerging market stocks also generally finished the reporting period with a loss. Falling commodity prices, together with China's move toward a consumer-led economy from one driven primarily by fixed-asset investment, likely led to slower growth

================================================================================

2  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

    in many of the exporting economies within the asset class. In addition, currency weakness compelled many central banks to raise interest rates even as growth slowed. Together, these factors caused the emerging markets to close the reporting period near the low end of their range for the past five years.

    The impact of weaker commodity prices was not limited to the emerging markets. Stocks in the gold-mining sector fell sharply as well, reflecting the effect of falling gold prices on their profit outlook.

    In the investment-grade bond market, U.S. Treasuries finished relatively flat. While investors remained on edge about the possibility of the Fed increasing interest rates, bonds gained a degree of support from the backdrop of below-trend growth and low inflation. Investment-grade corporate debt lagged, due largely to a sharp increase in new-issue supply. High-yield bonds underperformed the investment-grade market by a considerable margin, as the weakness in commodity prices pressured the credit outlook for the many energy and mining issuers within the asset class.

o HOW DID THE USAA CORNERSTONE MODERATELY AGGRESSIVE FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

    For the reporting period ended November 30 2015, the Fund had a total return of -5.26%. This compares to returns of -0.21% for the S&P 500 Index, -5.43% for the MSCI All-Country World Index*, -3.02% for the Cornerstone Moderately Aggressive Composite Index, and -4.64 for the Lipper Index**.

    USAA Asset Management Company (the Manager) is the Fund's investment adviser. The investment adviser provides day-to-day discretionary management for the Fund's assets.

    *As of October 1, 2015, the MSCI All-Country World Index replaced the S&P 500 Index as it more closely represents the securities held by the Fund.

    **The Lipper Index tracks the performance of the 30 largest funds within a category consisting of funds that allocate their investments across various asset classes, including both domestic and foreign stocks, bonds, and money market instruments, with a focus on total return, and which have at least 25% of their portfolio invested in securities traded outside of the United States.
    SOURCE: LIPPER, A THOMSON REUTERS COMPANY.

    Refer to page 8 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

o   PLEASE DISCUSS THE FACTORS THAT HELPED AND HURT PERFORMANCE.

    The Fund employs a diversified, long-term approach that favors undervalued market segments and avoids those that appear more richly priced. While this strategy led to underperformance during the reporting period, we remain confident in the Fund's overall positioning.

    The Fund's overweight position in the developed international markets was the primary factor affecting relative performance during a time in which U.S. equities delivered superior returns. Nevertheless, we retain this positioning for the Fund on the belief that the foreign markets offer both attractive relative valuations and the potential for improving corporate earnings. In addition, we believe international equities can benefit from accommodative monetary policies of the central banks in Europe and Japan relative to the Fed's current monetary policy.

    The Fund's allocation to the emerging markets also pressured results given the substantial underperformance of this market segment. Although we trimmed the Fund's emerging markets positions during the course of the reporting period in order to manage risk, we maintained an allocation to emerging markets for the Fund on the belief that emerging market stocks continue to offer superior long-term return potential relative to developed markets.

    The Fund's U.S. equity portfolio lost ground in the aggregate, but it outpaced the other allocations within the Fund. We continue to invest the Fund's domestic equity portfolio in large-cap stocks based on our belief that they offer attractive valuations relative to their mid- and small-cap counterparts. This aspect of our positioning for the Fund contributed to its performance during the reporting period, illustrating the potential benefits of our value-oriented approach.

    The Fund's investment-grade bond portfolio also decreased in value, but it provided both income and a measure of stability to the Fund's performance. At a time in which investors seemed to avoid bond market segments with the highest sensitivity to the growth outlook, the Fund's positions in high-yield and lower-rated investment-grade corporate bonds detracted from its performance. We would note, however, that the Fund's allocation to these credit sectors has had a substantial positive impact on the bond portfolio's longer-term results. We offset some of the shortfall in the

================================================================================

4  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

    credit sectors through the Fund's allocation to longer maturity U.S. Treasuries, which finished the reporting period with a gain. We added this position earlier in the year as a "hedge" against market volatility, a move that proved well-timed given the subsequent underperformance of the credit-sensitive areas of the market.

    The Fund's commodities exposure, which is achieved through investments in a basket of exchange-traded funds (ETFs), natural resources companies and gold stocks detracted from the Fund's performance. Although commodity prices fell sharply during the reporting period, we believe this asset class remains essential to diversification because its potential to offset the long-term impact of inflation.

    The market backdrop remains uncertain as we move toward 2016, with the Fed's monetary policy, China's growth outlook, and geopolitical headlines all representing factors that are affecting investor sentiment. In this environment, our approach is to remain focused on identifying asset classes that have the potential to offer value. The reason for this is simple: valuation is one of the strongest indicators of longer-term returns. While a value-driven approach may not always work for a quarter-to-quarter basis, we measure success in years, not months. With this as background, we believe the Fund will be better served by a continued emphasis on diversification and a preference for market segments with attractive valuations.

    Thank you for your investment in the Fund.

    Asset Allocation funds may be invested in, among other things: (1) exchange-traded funds; (2) futures, options, and other derivatives; (3) non-investment grade securities; (4) precious metals and minerals companies;
    (5) real estate investment trusts; (6) money market instruments; (7) foreign and emerging markets. These types of investments and asset classes may be more volatile and prone to experience significant loss than others. In addition, its is possible that a particular asset allocation used by the Manager may not produce the intended result. o As interest rates rise, bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened. o Foreign investing is subject to additional risks, such as currency fluctuations, market illiquidity, and political instability. Emerging market countries are less diverse and mature than other countries and tend to be politically less stable. o Precious metals and minerals is a volatile asset class and is subject to additional risks, such as currency fluctuation, market illiquidity, political instability, and increased price volatility. It may be more volatile than other asset classes that diversify across many industries and companies. o Non-investment grade securities are considered speculative and are subject to significant credit risk. They are sometimes referred to as "junk" bonds since they represent a greater risk of default than more creditworthy investment-grade securities. o Diversification is a technique intended to help reduce risk and does not guarantee a profit or prevent a loss. o Exchange Traded Funds (ETFs) are subject to risks similar to those of stocks. Investment returns may fluctuate and are subject to market volatility, so that an investor's shares, when redeemed or sold, may be worth more or less than their original cost.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  5

================================================================================

INVESTMENT OVERVIEW

USAA CORNERSTONE MODERATELY AGGRESSIVE FUND (THE FUND)
(Ticker Symbol: USCRX)


--------------------------------------------------------------------------------
                                         11/30/15                     5/31/15
--------------------------------------------------------------------------------

Net Assets                             $2.3 Billion                $2.5 Billion
Net Asset Value Per Share                 $24.88                      $26.26


--------------------------------------------------------------------------------
                 AVERAGE ANNUAL TOTAL RETURNS AS OF 11/30/15
--------------------------------------------------------------------------------

 5/31/15-11/30/15*            1 YEAR             5 YEARS             10 YEARS
      -5.26%                  -3.45%              4.89%                4.15%


--------------------------------------------------------------------------------
                 AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/15
--------------------------------------------------------------------------------

     1 YEAR                      5 YEARS                             10 YEARS
     -4.26%                       3.67%                                3.78%


--------------------------------------------------------------------------------
                        EXPENSE RATIO AS OF 5/31/15**
--------------------------------------------------------------------------------

                                    1.18%


             (Includes acquired fund fees and expenses of 0.07%)

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Total returns for periods of less than one year are not annualized. This return is cumulative.

**The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated October 1, 2015, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratios disclosed in the Financial Highlights, which excludes acquired fund fees and expenses. Effective, October 1, 2015, the investment management fee was decreased from 0.75% to 0.70% of the Fund's average net assets.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

================================================================================

6  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                               CORNERSTONE MODERATELY                       USAA CORNERSTONE
                                AGGRESSIVE COMPOSITE     MSCI ALL-COUNTRY      MODERATELY
               S&P 500 INDEX          INDEX                WORLD INDEX*     AGGRESSIVE FUND    LIPPER INDEX
11/30/05        $10,000.00         $10,000.00              $10,000.00          $10,000.00       $10,000.00
12/31/05         10,003.43          10,161.05               10,245.94           10,157.12        10,264.42
01/31/06         10,268.35          10,462.03               10,750.31           10,427.82        10,680.61
02/28/06         10,296.21          10,462.25               10,734.54           10,404.28        10,672.67
03/31/06         10,424.38          10,570.52               10,960.29           10,537.67        10,821.46
04/30/06         10,564.35          10,735.70               11,325.08           10,729.91        11,049.20
05/31/06         10,260.29          10,494.03               10,878.63           10,396.44        10,775.79
06/30/06         10,274.20          10,501.35               10,873.94           10,412.13        10,692.67
07/31/06         10,337.58          10,584.97               10,948.16           10,498.44        10,702.85
08/31/06         10,583.54          10,800.31               11,232.00           10,733.83        10,930.92
09/30/06         10,856.28          10,916.27               11,362.90           10,824.07        11,060.51
10/31/06         11,210.04          11,199.06               11,789.06           11,106.53        11,309.58
11/30/06         11,423.21          11,445.97               12,122.41           11,389.00        11,579.77
12/31/06         11,583.46          11,541.18               12,392.88           11,560.25        11,703.06
01/31/07         11,758.64          11,643.93               12,516.16           11,703.24        11,809.85
02/28/07         11,528.65          11,668.89               12,450.27           11,659.91        11,752.54
03/31/07         11,657.60          11,788.11               12,700.11           11,789.90        11,846.65
04/30/07         12,173.97          12,103.53               13,262.48           12,097.54        12,135.29
05/31/07         12,598.79          12,296.87               13,658.01           12,353.18        12,383.12
06/30/07         12,389.48          12,208.51               13,617.89           12,236.19        12,360.54
07/31/07         12,005.35          12,076.26               13,409.94           12,023.88        12,302.04
08/31/07         12,185.31          12,141.24               13,372.83           12,028.21        12,259.01
09/30/07         12,641.02          12,531.27               14,090.72           12,500.50        12,692.76
10/31/07         12,842.10          12,822.66               14,640.43           12,847.13        12,985.35
11/30/07         12,305.22          12,534.73               13,993.13           12,331.52        12,616.91
12/31/07         12,219.85          12,475.60               13,838.23           12,257.27        12,491.13
01/31/08         11,486.88          12,011.84               12,704.80           11,656.08        12,050.36
02/29/08         11,113.72          11,986.10               12,740.67           11,566.65        12,010.06
03/31/08         11,065.73          11,911.17               12,553.80           11,382.81        11,946.64
04/30/08         11,604.67          12,294.63               13,254.07           11,750.48        12,324.90
05/31/08         11,754.98          12,403.41               13,461.31           12,008.84        12,451.44
06/30/08         10,763.99          11,803.85               12,355.95           11,323.19        11,783.69
07/31/08         10,673.51          11,646.15               12,035.09           11,074.77        11,546.37
08/31/08         10,827.90          11,612.59               11,775.69           10,925.71        11,443.69
09/30/08          9,863.05          10,731.41               10,303.95            9,862.45        10,375.65
10/31/08          8,206.57           9,300.89                8,262.22            8,198.01         8,739.80
11/30/08          7,617.71           8,978.20                7,719.42            7,730.97         8,254.70
12/31/08          7,698.77           9,300.78                7,999.19            8,032.76         8,447.70
01/31/09          7,049.87           8,803.37                7,315.75            7,503.75         7,976.75
02/28/09          6,299.21           8,251.42                6,599.45            6,933.65         7,406.22
03/31/09          6,850.99           8,702.20                7,143.05            7,313.72         7,830.64
04/30/09          7,506.70           9,369.00                7,986.26            7,981.40         8,417.67
05/31/09          7,926.57           9,895.82                8,781.99            8,839.12         9,074.94
06/30/09          7,942.29           9,906.23                8,732.75            8,931.57         9,124.87
07/31/09          8,543.03          10,479.93                9,501.48            9,465.72         9,718.41
08/31/09          8,851.47          10,770.51                9,841.30            9,763.61        10,045.22
09/30/09          9,181.76          11,120.76               10,292.79           10,277.21        10,388.77
10/31/09          9,011.19          11,016.00               10,133.73           10,292.62        10,235.64
11/30/09          9,551.71          11,365.12               10,550.51           10,616.19        10,586.12
12/31/09          9,736.21          11,488.51               10,768.99           10,816.56        10,730.54
01/31/10          9,385.96          11,275.85               10,303.59           10,673.68        10,522.46
02/28/10          9,676.71          11,431.52               10,434.84           10,837.73        10,675.44
03/31/10         10,260.65          11,875.90               11,106.15           11,292.83        11,151.77
04/30/10         10,422.64          12,012.60               11,124.84           11,398.67        11,278.40
05/31/10          9,590.39          11,387.17               10,060.40           10,805.98        10,612.56
06/30/10          9,088.35          11,195.39                9,759.91           10,589.01        10,436.49
07/31/10          9,725.10          11,773.63               10,554.05           11,107.62        10,923.14
08/31/10          9,286.07          11,560.75               10,185.10           10,932.99        10,718.14
09/30/10         10,114.80          12,234.51               11,159.47           11,626.22        11,293.32
10/31/10         10,499.66          12,536.21               11,562.78           11,922.56        11,670.79
11/30/10         10,501.01          12,414.52               11,305.51           11,827.31        11,526.65
12/31/10         11,202.81          12,920.08               12,133.39           12,291.62        12,009.97
01/31/11         11,468.33          13,060.46               12,323.80           12,373.17        12,042.82
02/28/11         11,861.23          13,319.73               12,682.66           12,715.66        12,332.19
03/31/11         11,865.94          13,342.01               12,670.00           12,835.26        12,409.65
04/30/11         12,217.36          13,712.12               13,188.36           13,215.80        12,814.53
05/31/11         12,079.06          13,621.85               12,904.87           13,074.46        12,644.99
06/30/11         11,877.71          13,455.55               12,701.53           12,873.31        12,427.98
07/31/11         11,636.18          13,403.98               12,494.73           12,791.77        12,378.87
08/31/11         11,004.09          12,906.33               11,582.00           12,117.66        11,812.16
09/30/11         10,230.51          12,193.19               10,488.51           11,367.44        10,999.94
10/31/11         11,348.63          13,023.28               11,612.29           11,965.44        11,619.28
11/30/11         11,323.55          12,825.77               11,264.68           11,916.51        11,532.61
12/31/11         11,439.38          12,882.02               11,241.92           11,820.84        11,446.15
01/31/12         11,952.05          13,380.12               11,895.60           12,269.03        11,925.97
02/29/12         12,468.88          13,763.59               12,494.11           12,582.75        12,312.07
03/31/12         12,879.22          13,839.37               12,577.18           12,616.37        12,396.40
04/30/12         12,798.38          13,822.85               12,433.27           12,577.15        12,305.08
05/31/12         12,029.18          13,171.72               11,318.53           12,033.73        11,659.24
06/30/12         12,524.81          13,548.92               11,877.54           12,330.65        11,984.65
07/31/12         12,698.77          13,730.92               12,040.14           12,453.90        12,126.79
08/31/12         12,984.78          13,926.72               12,301.93           12,661.19        12,342.49
09/30/12         13,320.33          14,185.48               12,689.39           12,941.30        12,584.24
10/31/12         13,074.38          14,117.86               12,604.81           12,974.91        12,535.56
11/30/12         13,150.23          14,219.42               12,766.00           13,047.74        12,652.92
12/31/12         13,270.09          14,391.75               13,055.16           13,242.40        12,851.70
01/31/13         13,957.41          14,778.12               13,656.59           13,598.91        13,223.30
02/28/13         14,146.88          14,829.82               13,654.46           13,587.41        13,207.41
03/31/13         14,677.44          15,050.07               13,904.12           13,765.66        13,409.77
04/30/13         14,960.22          15,330.12               14,301.33           14,001.41        13,661.31
05/31/13         15,310.17          15,249.15               14,262.09           13,897.91        13,586.22
06/30/13         15,104.57          14,908.26               13,845.23           13,535.66        13,220.35
07/31/13         15,873.15          15,358.25               14,508.03           13,926.66        13,663.10
08/31/13         15,413.44          15,120.58               14,205.77           13,708.16        13,465.33
09/30/13         15,896.80          15,612.09               14,939.51           14,047.41        13,895.58
10/31/13         16,627.54          16,031.17               15,539.97           14,455.67        14,273.26
11/30/13         17,134.25          16,154.60               15,760.05           14,536.17        14,395.34
12/31/13         17,568.02          16,310.25               16,031.94           14,679.34        14,566.01
01/31/14         16,960.62          16,066.82               15,390.65           14,461.47        14,311.55
02/28/14         17,736.46          16,579.81               16,134.14           14,938.42        14,817.91
03/31/14         17,885.55          16,611.85               16,205.88           14,985.52        14,774.27
04/30/14         18,017.76          16,727.41               16,360.15           15,109.18        14,828.48
05/31/14         18,440.71          16,996.83               16,708.12           15,321.15        15,112.53
06/30/14         18,821.65          17,225.03               17,022.69           15,597.90        15,320.31
07/31/14         18,562.09          17,032.32               16,816.07           15,444.80        15,115.69
08/31/14         19,304.66          17,368.22               17,187.51           15,686.22        15,361.33
09/30/14         19,033.94          16,959.67               16,630.36           15,315.26        14,999.09
10/31/14         19,498.85          17,155.77               16,747.44           15,391.81        15,161.98
11/30/14         20,023.26          17,344.06               17,027.56           15,550.79        15,311.80
12/31/14         19,972.82          17,178.45               16,698.99           15,370.28        15,098.46
01/31/15         19,373.25          17,141.41               16,437.91           15,346.14        15,127.94
02/28/15         20,486.66          17,650.46               17,353.03           15,756.50        15,607.49
03/31/15         20,162.68          17,539.16               17,084.15           15,587.53        15,473.47
04/30/15         20,356.10          17,769.65               17,579.84           15,798.74        15,661.58
05/31/15         20,617.87          17,780.03               17,556.90           15,847.02        15,679.82
06/30/15         20,218.75          17,480.12               17,143.58           15,527.18        15,373.49
07/31/15         20,642.35          17,580.16               17,292.46           15,575.46        15,407.22
08/31/15         19,396.92          16,879.03               16,107.04           14,857.33        14,708.26
09/30/15         18,916.97          16,561.70               15,523.50           14,513.36        14,387.04
10/31/15         20,512.70          17,313.60               16,741.86           15,128.89        15,037.38
11/30/15         20,573.70          17,612.57               16,603.61           15,014.24        14,952.29

                                   [END CHART]

                      Data from 11/30/05 through 11/30/15.

                      See next page for benchmark definitions.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes except that the Lipper Index reflects the fees and expenses of the underlying funds included in the index.

*As of October 1, 2015, the MSCI All-Country World Index replaced the S&P 500 Index as it more closely represents the securities held by the Fund.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

The graph on page 7 illustrates the comparison of a $10,000 hypothetical investment in the USAA Cornerstone Moderately Aggressive Fund to the benchmarks listed below. The Manager has developed the Cornerstone Moderately Aggressive Composite Index, which is used to measure the Fund's performance. The custom benchmark was created by the Manager to show how the Fund's performance compares with the returns of an index or indexes with similar asset allocations.

o The unmanaged S&P 500 Index represents the weighted average performance of a group of 500 widely held, publicly traded stocks.

o The Cornerstone Moderately Aggressive Composite Index is a combination of unmanaged indexes representing the Fund's model allocation, and consists of the MSCI USA Investable Market Index (IMI) (34%), the MSCI ACWI ex USA IMI (23%), the Barclays U.S. Universal Index (38%), the Bloomberg Commodity Index Total Return (1.5%), the MSCI U.S. Real Estate Investment Trust
    (REIT) Index (1.5%), and the Barclays U.S. Treasury - Bills (1-3M) (2%).

o The unmanaged MSCI All-Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

o The Lipper Index tracks the performance of the 30 largest funds within a category consisting of funds that allocate their investments across various asset classes, including both domestic and foreign stocks, bonds, and money market instruments, with a focus on total return, and which have at least 25% of their portfolio invested in securities traded outside of the United States. SOURCE: LIPPER, A THOMSON REUTERS COMPANY.

================================================================================

8  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

                       o TOP 10 HOLDINGS* - 11/30/15 o
                              (% of Net Assets)

U.S. Treasury Bond 3.13%, 8/15/2044 ....................................... 3.6%
U.S. Treasury Bond 3.00%, 5/15/2045 ....................................... 2.5%
iShares Core MSCI EAFE ETF** .............................................. 2.4%
iShares Core MSCI Emerging Markets ETF** .................................. 2.3%
iShares Core S&P 500 ETF** ................................................ 1.9%
Vanguard S&P 500 ETF** .................................................... 1.6%
Vanguard Small-Cap Value ETF** ............................................ 1.6%
iShares 7-10 Year Treasury Bond ETF** ..................................... 1.5%
Vanguard FTSE Europe ETF** ................................................ 1.3%
Vanguard Mid-Cap ETF** .................................................... 1.2%

*   Excludes futures and money market instruments.

** The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.

You will find a complete list of securities that the Fund owns on pages 11-48.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

                       o ASSET ALLOCATION* - 11/30/15 o

                       [PIE CHART OF ASSET ALLOCATION]

U.S. EQUITY SECURITIES**                                          37.4%
INTERNATIONAL EQUITY SECURITIES**                                 24.9%
CORPORATE OBLIGATIONS                                             12.2%
U.S. TREASURY SECURITIES                                           8.3%
COMMERCIAL MORTGAGE SECURITIES                                     6.6%
MONEY MARKET INSTRUMENTS                                           3.6%
EURODOLLAR AND YANKEE OBLIGATIONS                                  3.3%
PRECIOUS METALS AND COMMODITY-RELATED SECURITIES                   1.5%
GLOBAL REAL ESTATE EQUITY SECURITIES                               1.2%
U.S. GOVERNMENT AGENCY ISSUES                                      0.3%
ASSET-BACKED SECURITIES                                            0.2%
COLLATERALIZED MORTGAGE OBLIGATIONS                                0.1%
CONVERTIBLE SECURITIES***                                          0.0%

                                 [END CHART]

*   Excludes futures.

** The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.

*** Represents less than 0.1% of the Fund.

Percentages are of the net assets of the Fund and may not equal 100%.

================================================================================

10  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

PORTFOLIO OF INVESTMENTS

November 30, 2015 (unaudited)

------------------------------------------------------------------------------------------------------------
                                                                                                      MARKET
NUMBER                                                                                                 VALUE
OF SHARES     SECURITY                                                                                 (000)
------------------------------------------------------------------------------------------------------------
              U.S. EQUITY SECURITIES (37.4%)

              COMMON STOCKS (26.8%)

              CONSUMER DISCRETIONARY (4.1%)
              -----------------------------
              ADVERTISING (0.4%)
    137,300   Omnicom Group, Inc.                                                               $     10,149
                                                                                                ------------
              APPAREL RETAIL (0.4%)
      4,320   Caleres, Inc.                                                                              122
      5,490   Finish Line, Inc. "A"                                                                       91
    118,600   TJX Companies, Inc.                                                                      8,373
                                                                                                ------------
                                                                                                       8,586
                                                                                                ------------
              AUTO PARTS & EQUIPMENT (0.7%)
    142,600   BorgWarner, Inc.                                                                         6,088
      8,570   Dana Holding Corp.                                                                         141
      8,030   Gentex Corp.                                                                               134
      2,050   Gentherm, Inc.*                                                                            104
    118,100   Johnson Controls, Inc.                                                                   5,433
    115,600   Magna International, Inc.                                                                5,253
                                                                                                ------------
                                                                                                      17,153
                                                                                                ------------
              AUTOMOBILE MANUFACTURERS (0.2%)
    343,400   Ford Motor Co.                                                                           4,921
      3,150   Thor Industries, Inc.                                                                      182
                                                                                                ------------
                                                                                                       5,103
                                                                                                ------------
              AUTOMOTIVE RETAIL (0.0%)
      4,370   CST Brands, Inc.                                                                           163
      1,940   Lithia Motors, Inc. "A"                                                                    241
      1,890   Murphy USA, Inc.*                                                                          112
                                                                                                ------------
                                                                                                         516
                                                                                                ------------
              BROADCASTING (0.4%)
    172,000   CBS Corp. "B"                                                                            8,683
                                                                                                ------------
              FOOTWEAR (0.0%)
      7,910   Wolverine World Wide, Inc.                                                                 144
                                                                                                ------------
              GENERAL MERCHANDISE STORES (0.4%)
    138,500   Dollar General Corp.                                                                     9,059
                                                                                                ------------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  11

================================================================================

------------------------------------------------------------------------------------------------------------
                                                                                                      MARKET
NUMBER                                                                                                 VALUE
OF SHARES     SECURITY                                                                                 (000)
------------------------------------------------------------------------------------------------------------
              HOME IMPROVEMENT RETAIL (0.1%)
     12,700   Home Depot, Inc.                                                                  $      1,700
                                                                                                ------------
              HOMEBUILDING (0.1%)
      7,100   M/I Homes, Inc.*                                                                           166
      4,210   Meritage Homes Corp.*                                                                      157
        140   NVR, Inc.*                                                                                 236
     18,870   TRI Pointe Group, Inc.*                                                                    263
                                                                                                ------------
                                                                                                         822
                                                                                                ------------
              HOTELS, RESORTS & CRUISE LINES (1.2%)
    178,400   Carnival Corp.                                                                           9,014
      3,941   Carnival plc(a)                                                                            206
     50,000   Hilton Worldwide Holdings, Inc.                                                          1,161
    296,400   Norwegian Cruise Line Holdings Ltd.*                                                    17,025
                                                                                                ------------
                                                                                                      27,406
                                                                                                ------------
              INTERNET RETAIL (0.1%)
     22,100   Expedia, Inc.                                                                            2,721
                                                                                                ------------
              PUBLISHING (0.0%)
      7,480   Gannett Co., Inc.                                                                          128
      3,120   Meredith Corp.                                                                             145
                                                                                                ------------
                                                                                                         273
                                                                                                ------------
              SPECIALIZED CONSUMER SERVICES (0.1%)
     73,000   H&R Block, Inc.                                                                          2,678
      5,210   Sotheby's                                                                                  148
                                                                                                ------------
                                                                                                       2,826
                                                                                                ------------
              SPECIALTY STORES (0.0%)
      4,410   Dick's Sporting Goods, Inc.                                                                172
      3,280   Hibbett Sports, Inc.*                                                                      108
                                                                                                ------------
                                                                                                         280
                                                                                                ------------
              Total Consumer Discretionary                                                            95,421
                                                                                                ------------
              CONSUMER STAPLES (1.4%)
              -----------------------
              AGRICULTURAL PRODUCTS (0.0%)
      2,910   Ingredion, Inc.                                                                            287
                                                                                                ------------
              DRUG RETAIL (0.6%)
     70,980   CVS Health Corp.                                                                         6,678
     87,100   Walgreens Boots Alliance, Inc.                                                           7,319
                                                                                                ------------
                                                                                                      13,997
                                                                                                ------------
              FOOD RETAIL (0.3%)
      2,080   Casey's General Stores, Inc.                                                               242

================================================================================

12  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

------------------------------------------------------------------------------------------------------------
                                                                                                      MARKET
NUMBER                                                                                                 VALUE
OF SHARES     SECURITY                                                                                 (000)
------------------------------------------------------------------------------------------------------------
    135,400   Kroger Co.                                                                        $      5,099
                                                                                                ------------
                                                                                                       5,341
                                                                                                ------------
              HOUSEHOLD PRODUCTS (0.2%)
     69,800   Procter & Gamble Co.                                                                     5,224
                                                                                                ------------
              PACKAGED FOODS & MEAT (0.0%)
      8,860   Flowers Foods, Inc.                                                                        208
                                                                                                ------------
              PERSONAL PRODUCTS (0.0%)
      1,910   Edgewell Personal Care Co.                                                                 154
                                                                                                ------------
              SOFT DRINKS (0.3%)
     66,400   PepsiCo, Inc.                                                                            6,651
                                                                                                ------------
              Total Consumer Staples                                                                  31,862
                                                                                                ------------
              ENERGY (1.8%)
              -------------
              INTEGRATED OIL & GAS (0.9%)
     60,730   Chevron Corp.                                                                            5,546
    197,300   Occidental Petroleum Corp.                                                              14,914
                                                                                                ------------
                                                                                                      20,460
                                                                                                ------------
              OIL & GAS DRILLING (0.0%)
     10,590   Atwood Oceanics, Inc.                                                                      168
      7,348   Transocean Ltd.(a)                                                                         106
                                                                                                ------------
                                                                                                         274
                                                                                                ------------
              OIL & GAS EQUIPMENT & SERVICES (0.3%)
     67,650   Halliburton Co.                                                                          2,696
     11,670   Helix Energy Solutions Group, Inc.*                                                         75
      8,420   Hornbeck Offshore Services, Inc.*                                                          103
     50,200   Schlumberger Ltd.                                                                        3,873
                                                                                                ------------
                                                                                                       6,747
                                                                                                ------------
              OIL & GAS EXPLORATION & PRODUCTION (0.6%)
     64,100   Anadarko Petroleum Corp.                                                                 3,840
     78,040   California Resources Corp.                                                                 320
     16,700   Cimarex Energy Co.                                                                       1,988
     94,700   ConocoPhillips                                                                           5,119
     31,600   EOG Resources, Inc.                                                                      2,636
     74,900   Marathon Oil Corp.                                                                       1,311
                                                                                                ------------
                                                                                                      15,214
                                                                                                ------------
              OIL & GAS REFINING & MARKETING (0.0%)
      5,780   Green Plains, Inc.                                                                         137
      2,170   REX American Resources Corp.*                                                              136
                                                                                                ------------
                                                                                                         273
                                                                                                ------------
              Total Energy                                                                            42,968
                                                                                                ------------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  13

================================================================================

------------------------------------------------------------------------------------------------------------
                                                                                                      MARKET
NUMBER                                                                                                 VALUE
OF SHARES     SECURITY                                                                                 (000)
------------------------------------------------------------------------------------------------------------
              FINANCIALS (4.5%)
              -----------------
              ASSET MANAGEMENT & CUSTODY BANKS (0.3%)
     38,000   Ameriprise Financial, Inc.                                                        $      4,292
     40,900   Bank of New York Mellon Corp.                                                            1,793
      8,210   Eaton Vance Corp.                                                                          295
      5,060   Waddell & Reed Financial, Inc. "A"                                                         189
                                                                                                ------------
                                                                                                       6,569
                                                                                                ------------
              CONSUMER FINANCE (0.7%)
    154,770   Capital One Financial Corp.                                                             12,151
      2,640   Encore Capital Group, Inc.*                                                                 87
    111,954   Synchrony Financial*                                                                     3,564
                                                                                                ------------
                                                                                                      15,802
                                                                                                ------------
              DIVERSIFIED BANKS (2.3%)
  1,357,600   Bank of America Corp.                                                                   23,663
    253,817   Citigroup, Inc.                                                                         13,729
    207,400   JPMorgan Chase & Co.                                                                    13,830
     46,720   Wells Fargo & Co.                                                                        2,574
                                                                                                ------------
                                                                                                      53,796
                                                                                                ------------
              INVESTMENT BANKING & BROKERAGE (0.0%)
      7,550   Raymond James Financial, Inc.                                                              443
                                                                                                ------------
              LIFE & HEALTH INSURANCE (0.1%)
      4,660   American Equity Investment Life Insurance Co.                                              125
     53,600   MetLife, Inc.                                                                            2,738
                                                                                                ------------
                                                                                                       2,863
                                                                                                ------------
              MULTI-LINE INSURANCE (0.0%)
      1,370   American Financial Group, Inc.                                                             101
                                                                                                ------------
              PROPERTY & CASUALTY INSURANCE (0.0%)
      2,630   AMERISAFE, Inc.                                                                            142
      1,800   Hanover Insurance Group, Inc.                                                              152
      9,410   Old Republic International Corp.                                                           178
      5,160   Selective Insurance Group, Inc.                                                            178
      2,850   W.R. Berkley Corp.                                                                         159
                                                                                                ------------
                                                                                                         809
                                                                                                ------------
              REGIONAL BANKS (1.1%)
      1,780   Bank of Hawaii Corp.                                                                       123
      7,320   Cathay General Bancorp                                                                     251
      1,750   Cullen/Frost Bankers, Inc.                                                                 122
      9,740   F.N.B. Corp.                                                                               141
    438,400   Fifth Third Bancorp                                                                      9,062
      6,040   FirstMerit Corp.                                                                           122
      7,680   Fulton Financial Corp.                                                                     111

================================================================================

14  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

------------------------------------------------------------------------------------------------------------
                                                                                                      MARKET
NUMBER                                                                                                 VALUE
OF SHARES     SECURITY                                                                                 (000)
------------------------------------------------------------------------------------------------------------
    928,000   KeyCorp                                                                           $     12,166
     14,590   National Penn Bancshares, Inc.                                                             182
     16,900   PNC Financial Services Group, Inc.                                                       1,614
      2,210   Prosperity Bancshares, Inc.                                                                123
      8,790   TCF Financial Corp.                                                                        135
      5,470   Webster Financial Corp.                                                                    220
     12,050   Wilshire Bancorp, Inc.                                                                     149
                                                                                                ------------
                                                                                                      24,521
                                                                                                ------------
              REINSURANCE (0.0%)
        290   Alleghany Corp.*                                                                           148
      1,980   Endurance Specialty Holdings Ltd.                                                          131
      1,670   Reinsurance Group of America, Inc.                                                         153
                                                                                                ------------
                                                                                                         432
                                                                                                ------------
              SPECIALIZED FINANCE (0.0%)
      2,870   Atlas Air Worldwide Holdings, Inc.*                                                        119
                                                                                                ------------
              THRIFTS & MORTGAGE FINANCE (0.0%)
     10,730   Astoria Financial Corp.                                                                    173
     20,740   New York Community Bancorp, Inc.                                                           340
      7,080   Washington Federal, Inc.                                                                   183
                                                                                                ------------
                                                                                                         696
                                                                                                ------------
              Total Financials                                                                       106,151
                                                                                                ------------
              HEALTH CARE (4.9%)
              ------------------
              BIOTECHNOLOGY (1.8%)
    334,940   AbbVie, Inc.                                                                            19,477
     39,300   Amgen, Inc.                                                                              6,331
      3,060   Enanta Pharmaceuticals, Inc.*                                                               97
    151,900   Gilead Sciences, Inc.                                                                   16,095
      1,610   United Therapeutics Corp.*                                                                 246
                                                                                                ------------
                                                                                                      42,246
                                                                                                ------------
              HEALTH CARE DISTRIBUTORS (0.3%)
     27,401   Cardinal Health, Inc.                                                                    2,380
     17,800   McKesson Corp.                                                                           3,370
      4,230   Owens & Minor, Inc.                                                                        163
                                                                                                ------------
                                                                                                       5,913
                                                                                                ------------
              HEALTH CARE EQUIPMENT (0.9%)
      4,800   CONMED Corp.                                                                               204
      3,360   Greatbatch, Inc.*                                                                          195
    218,800   Hologic, Inc.*                                                                           8,829
      5,380   Masimo Corp.*                                                                              223

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

------------------------------------------------------------------------------------------------------------
                                                                                                      MARKET
NUMBER                                                                                                 VALUE
OF SHARES     SECURITY                                                                                 (000)
------------------------------------------------------------------------------------------------------------
    143,800   Medtronic plc                                                                     $     10,834
      2,340   Teleflex, Inc.                                                                             308
                                                                                                ------------
                                                                                                      20,593
                                                                                                ------------
              HEALTH CARE FACILITIES (0.0%)
      3,690   Ensign Group, Inc.                                                                         176
                                                                                                ------------
              HEALTH CARE SERVICES (0.0%)
      1,160   Chemed Corp.                                                                               179
      3,450   MEDNAX, Inc.*                                                                              246
                                                                                                ------------
                                                                                                         425
                                                                                                ------------
              HEALTH CARE SUPPLIES (0.0%)
      3,380   Anika Therapeutics, Inc.*                                                                  142
                                                                                                ------------
              LIFE SCIENCES TOOLS & SERVICES (0.0%)
      1,480   Bio-Rad Laboratories, Inc. "A"*                                                            207
      2,820   Cambrex Corp.*                                                                             151
      4,690   QIAGEN N.V.*(a)                                                                            124
                                                                                                ------------
                                                                                                         482
                                                                                                ------------
              MANAGED HEALTH CARE (0.1%)
     28,000   UnitedHealth Group, Inc.                                                                 3,156
                                                                                                ------------
              PHARMACEUTICALS (1.8%)
     21,800   Allergan plc*                                                                            6,843
      1,060   DepoMed, Inc.*                                                                              21
     72,190   Johnson & Johnson                                                                        7,308
      2,250   Lannett Co., Inc.*                                                                          83
    197,300   Merck & Co., Inc.                                                                       10,459
    484,802   Pfizer, Inc.                                                                            15,887
      4,680   Prestige Brands Holdings, Inc.*                                                            238
                                                                                                ------------
                                                                                                      40,839
                                                                                                ------------
              Total Health Care                                                                      113,972
                                                                                                ------------
              INDUSTRIALS (2.9%)
              ------------------
              AEROSPACE & DEFENSE (0.6%)
     62,000   Honeywell International, Inc.                                                            6,445
      2,270   Moog, Inc. "A"*                                                                            150
     16,100   Raytheon Co.                                                                             1,997
      1,740   Teledyne Technologies, Inc.*                                                               161
     17,300   TransDigm Group, Inc.*                                                                   4,059
                                                                                                ------------
                                                                                                      12,812
                                                                                                ------------
              AGRICULTURAL & FARM MACHINERY (0.0%)
      2,480   AGCO Corp.                                                                                 125
                                                                                                ------------

================================================================================

16  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

------------------------------------------------------------------------------------------------------------
                                                                                                      MARKET
NUMBER                                                                                                 VALUE
OF SHARES     SECURITY                                                                                 (000)
------------------------------------------------------------------------------------------------------------
              AIRLINES (0.4%)
     97,900   Southwest Airlines Co.                                                            $      4,492
     94,700   United Continental Holdings, Inc.*                                                       5,277
                                                                                                ------------
                                                                                                       9,769
                                                                                                ------------
              BUILDING PRODUCTS (0.0%)
      2,310   Universal Forest Products, Inc.                                                            178
                                                                                                ------------
              COMMERCIAL PRINTING (0.0%)
      3,170   Deluxe Corp.                                                                               186
                                                                                                ------------
              CONSTRUCTION & ENGINEERING (0.0%)
      3,140   EMCOR Group, Inc.                                                                          158
                                                                                                ------------
              CONSTRUCTION MACHINERY & HEAVY TRUCKS (0.0%)
      4,080   Trinity Industries, Inc.                                                                   111
                                                                                                ------------
              DIVERSIFIED SUPPORT SERVICES (0.0%)
      2,130   G & K Services, Inc. "A"                                                                   142
      1,030   UniFirst Corp.                                                                             112
                                                                                                ------------
                                                                                                         254
                                                                                                ------------
              ELECTRICAL COMPONENTS & EQUIPMENT (0.2%)
     62,600   Eaton Corp. plc                                                                          3,641
      2,550   EnerSys                                                                                    150
                                                                                                ------------
                                                                                                       3,791
                                                                                                ------------
              ENVIRONMENTAL & FACILITIES SERVICES (0.0%)
      4,150   ABM Industries, Inc.                                                                       123
      4,220   Tetra Tech, Inc.                                                                           117
                                                                                                ------------
                                                                                                         240
                                                                                                ------------
              HEAVY ELECTRICAL EQUIPMENT (0.0%)
      2,230   AZZ, Inc.                                                                                  133
                                                                                                ------------
              HUMAN RESOURCE & EMPLOYMENT SERVICES (0.0%)
      4,150   Korn/Ferry International                                                                   153
      3,370   ManpowerGroup, Inc.                                                                        304
      3,550   On Assignment, Inc.*                                                                       166
                                                                                                ------------
                                                                                                         623
                                                                                                ------------
              INDUSTRIAL CONGLOMERATES (1.2%)
     41,370   Carlisle Companies, Inc.                                                                 3,659
    789,459   General Electric Co.                                                                    23,637
                                                                                                ------------
                                                                                                      27,296
                                                                                                ------------
              INDUSTRIAL MACHINERY (0.5%)
      2,920   Barnes Group, Inc.                                                                         112
      2,050   Crane Co.                                                                                  107
      1,590   Graco, Inc.                                                                                120

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

------------------------------------------------------------------------------------------------------------
                                                                                                      MARKET
NUMBER                                                                                                 VALUE
OF SHARES     SECURITY                                                                                 (000)
------------------------------------------------------------------------------------------------------------
      3,910   Mueller Industries, Inc.                                                          $        123
      2,220   Nordson Corp.                                                                              161
     93,700   Stanley Black & Decker, Inc.                                                            10,228
                                                                                                ------------
                                                                                                      10,851
                                                                                                ------------
              OFFICE SERVICES & SUPPLIES (0.0%)
      3,330   Essendant, Inc.                                                                            121
                                                                                                ------------
              RAILROADS (0.0%)
      2,410   Genesee & Wyoming, Inc. "A"*                                                               167
                                                                                                ------------
              TRADING COMPANIES & DISTRIBUTORS (0.0%)
      2,410   Applied Industrial Technologies, Inc.                                                      103
      2,560   GATX Corp.                                                                                 118
                                                                                                ------------
                                                                                                         221
                                                                                                ------------
              TRUCKING (0.0%)
      7,400   Knight Transportation, Inc.                                                                196
                                                                                                ------------
              Total Industrials                                                                       67,232
                                                                                                ------------
              INFORMATION TECHNOLOGY (5.1%)
              -----------------------------
              APPLICATION SOFTWARE (0.0%)
      3,960   Ebix, Inc.                                                                                 148
     11,140   Mentor Graphics Corp.                                                                      209
      9,200   Synopsys, Inc.*                                                                            461
                                                                                                ------------
                                                                                                         818
                                                                                                ------------
              COMMUNICATIONS EQUIPMENT (0.9%)
      6,630   ARRIS Group, Inc.*                                                                         203
    706,317   Cisco Systems, Inc.                                                                     19,247
      4,320   Plantronics, Inc.                                                                          228
     29,100   QUALCOMM, Inc.                                                                           1,420
                                                                                                ------------
                                                                                                      21,098
                                                                                                ------------
              DATA PROCESSING & OUTSOURCED SERVICES (0.6%)
     17,700   Alliance Data Systems Corp.*                                                             5,077
      4,920   Broadridge Financial Solutions, Inc.                                                       271
      7,960   Convergys Corp.                                                                            205
      4,410   CSG Systems International, Inc.                                                            158
      1,530   DST Systems, Inc.                                                                          187
      5,280   Global Payments, Inc.                                                                      374
     65,000   MasterCard, Inc. "A"                                                                     6,365
      4,760   Sykes Enterprises, Inc.*                                                                   151
     17,100   Visa, Inc. "A"                                                                           1,351
                                                                                                ------------
                                                                                                      14,139
                                                                                                ------------
              ELECTRONIC COMPONENTS (0.0%)
      1,330   Littelfuse, Inc.                                                                           144
                                                                                                ------------

================================================================================

18  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

------------------------------------------------------------------------------------------------------------
                                                                                                      MARKET
NUMBER                                                                                                 VALUE
OF SHARES     SECURITY                                                                                 (000)
------------------------------------------------------------------------------------------------------------
              ELECTRONIC EQUIPMENT & INSTRUMENTS (0.0%)
      4,630   Keysight Technologies, Inc.*                                                      $        143
                                                                                                ------------
              ELECTRONIC MANUFACTURING SERVICES (0.0%)
      9,380   Jabil Circuit, Inc.                                                                        240
      3,140   Methode Electronics, Inc.                                                                  113
      3,380   Plexus Corp.*                                                                              126
                                                                                                ------------
                                                                                                         479
                                                                                                ------------
              INTERNET SOFTWARE & SERVICES (1.0%)
     24,060   Alphabet, Inc. "A"*                                                                     18,354
     47,700   Facebook, Inc. "A"*                                                                      4,972
      3,550   J2 Global, Inc.                                                                            286
                                                                                                ------------
                                                                                                      23,612
                                                                                                ------------
              SEMICONDUCTOR EQUIPMENT (0.1%)
    121,100   Applied Materials, Inc.                                                                  2,273
      2,380   Cabot Microelectronics Corp.*                                                              100
      3,010   MKS Instruments, Inc.                                                                      111
      3,780   Tessera Technologies, Inc.                                                                 120
                                                                                                ------------
                                                                                                       2,604
                                                                                                ------------
              SEMICONDUCTORS (0.1%)
     40,470   Intel Corp.                                                                              1,407
    105,100   Micron Technology, Inc.*                                                                 1,675
                                                                                                ------------
                                                                                                       3,082
                                                                                                ------------
              SYSTEMS SOFTWARE (1.4%)
    436,260   Microsoft Corp.                                                                         23,711
    220,900   Oracle Corp.                                                                             8,608
                                                                                                ------------
                                                                                                      32,319
                                                                                                ------------
              TECHNOLOGY DISTRIBUTORS (0.1%)
      3,750   Arrow Electronics, Inc.*                                                                   212
      4,080   Avnet, Inc.                                                                                185
      1,520   ePlus, Inc.*                                                                               134
      6,100   Ingram Micro, Inc. "A"                                                                     189
      1,660   SYNNEX Corp.                                                                               156
      2,240   Tech Data Corp.*                                                                           152
                                                                                                ------------
                                                                                                       1,028
                                                                                                ------------
              TECHNOLOGY HARDWARE, STORAGE, & PERIPHERALS (0.9%)
     91,840   Apple, Inc.                                                                             10,865
    457,600   HP, Inc.                                                                                 5,738
     41,700   Seagate Technology plc                                                                   1,499
     44,600   Western Digital Corp.                                                                    2,783
                                                                                                ------------
                                                                                                      20,885
                                                                                                ------------
              Total Information Technology                                                           120,351
                                                                                                ------------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

------------------------------------------------------------------------------------------------------------
                                                                                                      MARKET
NUMBER                                                                                                 VALUE
OF SHARES     SECURITY                                                                                 (000)
------------------------------------------------------------------------------------------------------------
              MATERIALS (0.9%)
              ----------------
              COMMODITY CHEMICALS (0.1%)
     22,000   LyondellBasell Industries N.V. "A"                                                $      2,108
                                                                                                ------------
              DIVERSIFIED CHEMICALS (0.4%)
    718,200   Huntsman Corp.                                                                           8,992
                                                                                                ------------
              DIVERSIFIED METALS & MINING (0.2%)
      1,540   Compass Minerals International, Inc.                                                       129
    626,000   Freeport-McMoRan, Inc.                                                                   5,121
                                                                                                ------------
                                                                                                       5,250
                                                                                                ------------
              METAL & GLASS CONTAINERS (0.0%)
      1,870   AptarGroup, Inc.                                                                           139
                                                                                                ------------
              PAPER PACKAGING (0.2%)
     80,970   Bemis Co., Inc.                                                                          3,816
      2,720   Sonoco Products Co.                                                                        119
                                                                                                ------------
                                                                                                       3,935
                                                                                                ------------
              PAPER PRODUCTS (0.0%)
      6,230   KapStone Paper & Packaging Corp.                                                           151
                                                                                                ------------
              SPECIALTY CHEMICALS (0.0%)
      4,430   Albemarle Corp.                                                                            237
      2,200   Innospec, Inc.                                                                             129
      2,400   Stepan Co.                                                                                 125
      3,540   Valspar Corp.                                                                              299
                                                                                                ------------
                                                                                                         790
                                                                                                ------------
              STEEL (0.0%)
      2,980   Reliance Steel & Aluminum Co.                                                              175
                                                                                                ------------
              Total Materials                                                                         21,540
                                                                                                ------------
              TELECOMMUNICATION SERVICES (0.5%)
              ---------------------------------
              INTEGRATED TELECOMMUNICATION SERVICES (0.5%)
    231,155   Verizon Communications, Inc.                                                            10,506
                                                                                                ------------
              UTILITIES (0.7%)
              ----------------
              ELECTRIC UTILITIES (0.7%)
      2,790   ALLETE, Inc.                                                                               142
     70,500   American Electric Power Co., Inc.                                                        3,949
    153,000   Edison International                                                                     9,082
     31,400   NextEra Energy, Inc.                                                                     3,136
      6,710   OGE Energy Corp.                                                                           175
                                                                                                ------------
                                                                                                      16,484
                                                                                                ------------

================================================================================

20  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

------------------------------------------------------------------------------------------------------------
                                                                                                      MARKET
NUMBER                                                                                                 VALUE
OF SHARES     SECURITY                                                                                 (000)
------------------------------------------------------------------------------------------------------------
              GAS UTILITIES (0.0%)
      4,080   Laclede Group, Inc.                                                               $        238
      7,160   South Jersey Industries, Inc.                                                              164
                                                                                                ------------
                                                                                                         402
                                                                                                ------------
              INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.0%)
     14,600   Talen Energy Corp.*                                                                        114
                                                                                                ------------
              MULTI-UTILITIES (0.0%)
      3,810   Avista Corp.                                                                               132
      3,420   NorthWestern Corp.                                                                         186
                                                                                                ------------
                                                                                                         318
                                                                                                ------------
              Total Utilities                                                                         17,318
                                                                                                ------------
              Total Common Stocks (cost: $553,442)                                                   627,321
                                                                                                ------------

              PREFERRED STOCKS (1.5%)

              CONSUMER STAPLES (0.4%)
              -----------------------
              AGRICULTURAL PRODUCTS (0.4%)
     90,000   Dairy Farmers of America, Inc., 7.88%, cumulative redeemable, perpetual(b)               9,444
                                                                                                ------------
              ENERGY (0.6%)
              -------------
              OIL & GAS EXPLORATION & PRODUCTION (0.1%)
      8,600   Chesapeake Energy Corp., 5.75%, perpetual(b)                                             2,344
                                                                                                ------------
              OIL & GAS STORAGE & TRANSPORTATION (0.5%)
      2,500   Kinder Morgan G.P., Inc., 4.13%, cumulative redeemable(b)                                2,329
    369,399   NuStar Logistics, LP, 7.63%                                                              9,258
                                                                                                ------------
                                                                                                      11,587
                                                                                                ------------
              Total Energy                                                                            13,931
                                                                                                ------------
              FINANCIALS (0.5%)
              -----------------
              LIFE & HEALTH INSURANCE (0.4%)
    381,253   Delphi Financial Group, Inc., 7.38%, cumulative redeemable                               9,460
                                                                                                ------------
              REINSURANCE (0.1%)
      3,000   American Overseas Group Ltd., 7.50%, non-cumulative, perpetual,
                acquired 1/23/2007 - 3/02/2007; cost $3,065*(c),(d)                                      750
                                                                                                ------------
              Total Financials                                                                        10,210
                                                                                                ------------
              Total Preferred Stocks (cost: $39,042)                                                  33,585
                                                                                                ------------
              EXCHANGE-TRADED FUNDS (6.5%)
    210,800   iShares Core S&P 500 ETF                                                                44,241
      7,230   iShares Core U.S. Aggregate Bond ETF                                                       787
    256,100   PowerShares DB Commodity Index Tracking Fund*                                            3,634

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

------------------------------------------------------------------------------------------------------------
                                                                                                      MARKET
NUMBER                                                                                                 VALUE
OF SHARES     SECURITY                                                                                 (000)
------------------------------------------------------------------------------------------------------------
     17,200   SPDR S&P 500 ETF Trust                                                            $      3,589
    220,300   Vanguard Mid-Cap ETF                                                                    27,319
    191,520   Vanguard S&P 500 ETF                                                                    36,640
    349,900   Vanguard Small-Cap Value ETF                                                            36,610
                                                                                                ------------
              Total Exchange-Traded Funds (cost: $148,564)                                           152,820
                                                                                                ------------

              FIXED-INCOME EXCHANGE-TRADED FUNDS (2.6%)
    189,470   iShares 20+ Year Treasury Bond ETF                                                      23,011
    331,000   iShares 7-10 Year Treasury Bond ETF                                                     35,219
     41,800   Vanguard Total Bond Market ETF                                                           3,398
                                                                                                ------------
              Total Fixed-Income Exchange-Traded Funds (cost: $61,394)                                61,628
                                                                                                ------------
              Total U.S. Equity Securities (cost: $802,442)                                          875,354
                                                                                                ------------
              INTERNATIONAL EQUITY SECURITIES (24.9%)

              COMMON STOCKS (11.9%)

              CONSUMER DISCRETIONARY (1.5%)
              -----------------------------
              ADVERTISING (0.0%)
      4,600   Dentsu, Inc.(a)                                                                            259
                                                                                                ------------
              APPAREL RETAIL (0.0%)
     23,396   Industria de Diseno Textil S.A.(a)                                                         839
        500   Shimamura Co. Ltd.(a)                                                                       61
                                                                                                ------------
                                                                                                         900
                                                                                                ------------
              APPAREL, ACCESSORIES & LUXURY GOODS (0.1%)
      4,572   Christian Dior S.A.(a)                                                                     836
     13,677   Pandora A/S(a)                                                                           1,619
      1,031   Swatch Group AG(a)                                                                          68
                                                                                                ------------
                                                                                                       2,523
                                                                                                ------------
              AUTO PARTS & EQUIPMENT (0.1%)
      8,223   Continental AG(a)                                                                        1,987
      2,000   Koito Manufacturing Co. Ltd.(a)                                                             81
     22,200   NHK Spring Co.(a)                                                                          229
     16,100   Sumitomo Electric Industries Ltd.(a)                                                       229
      1,400   Toyoda Gosei Co. Ltd.(a)                                                                    33
                                                                                                ------------
                                                                                                       2,559
                                                                                                ------------
              AUTOMOBILE MANUFACTURERS (0.5%)
     38,318   Daimler AG(a)                                                                            3,428
     18,883   Fiat Chrysler Automobiles N.V.*(a)                                                         269
     48,400   Fuji Heavy Industries Ltd.(a)                                                            2,004
     45,500   Mazda Motor Corp.(a)                                                                       947
     53,500   Nissan Motor Co. Ltd.(a)                                                                   572

================================================================================

22  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

------------------------------------------------------------------------------------------------------------
                                                                                                      MARKET
NUMBER                                                                                                 VALUE
OF SHARES     SECURITY                                                                                 (000)
------------------------------------------------------------------------------------------------------------
    115,720   Peugeot S.A.*(a)                                                                  $      2,064
      7,800   Suzuki Motor Corp.(a)                                                                      240
     53,900   Toyota Motor Corp.(a)                                                                    3,344
        775   Volkswagen AG(a)                                                                           116
                                                                                                ------------
                                                                                                      12,984
                                                                                                ------------
              AUTOMOTIVE RETAIL (0.1%)
     83,500   USS Co. Ltd.(a)                                                                          1,329
                                                                                                ------------
              BROADCASTING (0.1%)
     80,775   ITV plc(a)                                                                                 330
     32,981   ProSiebenSat.1 Media AG(a)                                                               1,731
        847   RTL Group S.A.(a)                                                                           74
                                                                                                ------------
                                                                                                       2,135
                                                                                                ------------
              COMPUTER & ELECTRONICS RETAIL (0.0%)
        400   Hikari Tsushin, Inc.(a)                                                                     29
                                                                                                ------------
              CONSUMER ELECTRONICS (0.1%)
     84,100   Nikon Corp.(a)                                                                           1,130
     46,800   Panasonic Corp.(a)                                                                         532
                                                                                                ------------
                                                                                                       1,662
                                                                                                ------------
              DEPARTMENT STORES (0.0%)
      5,200   J. Front Retailing Co. Ltd.(a)                                                              86
      2,997   Next plc(a)                                                                                357
      6,000   Takashimaya Co. Ltd.(a)                                                                     55
                                                                                                ------------
                                                                                                         498
                                                                                                ------------
              GENERAL MERCHANDISE STORES (0.0%)
     11,679   Harvey Norman Holding Ltd.(a)                                                               35
        500   Ryohin Keikaku Co. Ltd.(a)                                                                 108
                                                                                                ------------
                                                                                                         143
                                                                                                ------------
              HOME IMPROVEMENT RETAIL (0.0%)
     49,968   Kingfisher plc(a)                                                                          266
                                                                                                ------------
              HOMEBUILDING (0.2%)
    173,509   Barratt Developments plc(a)                                                              1,570
      3,100   Iida Group Holdings Co. Ltd.(a)                                                             60
      6,645   Persimmon plc(a)                                                                           192
     13,000   Sekisui House Ltd.(a)                                                                      220
    539,012   Taylor Wimpey plc(a)                                                                     1,580
                                                                                                ------------
                                                                                                       3,622
                                                                                                ------------
              HOMEFURNISHING RETAIL (0.0%)
      1,600   Nitori Holdings Co. Ltd.(a)                                                                132
                                                                                                ------------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  23

================================================================================

------------------------------------------------------------------------------------------------------------
                                                                                                      MARKET
NUMBER                                                                                                 VALUE
OF SHARES     SECURITY                                                                                 (000)
------------------------------------------------------------------------------------------------------------
              HOTELS, RESORTS & CRUISE LINES (0.1%)
     52,416   Flight Centre Travel Group Ltd.(a)                                                $      1,367
     10,757   TUIAG(a)                                                                                   179
                                                                                                ------------
                                                                                                       1,546
                                                                                                ------------
              HOUSEHOLD APPLIANCES (0.0%)
      7,643   Electrolux AB "B"(a)                                                                       224
        800   Rinnai Corp.(a)                                                                             72
                                                                                                ------------
                                                                                                         296
                                                                                                ------------
              LEISURE PRODUCTS (0.1%)
     55,800   BANDI NAMCO Holdings, Inc.(a)                                                            1,244
      1,000   Sankyo Co.(a)                                                                               40
      1,700   Shimano, Inc.(a)                                                                           252
                                                                                                ------------
                                                                                                       1,536
                                                                                                ------------
              MOVIES & ENTERTAINMENT (0.0%)
      2,400   Toho Co. Ltd.(a)                                                                            64
     24,674   Vivendi S.A.(a)                                                                            519
                                                                                                ------------
                                                                                                         583
                                                                                                ------------
              PUBLISHING (0.1%)
     47,164   Wolters Kluwer N.V.(a)                                                                   1,628
                                                                                                ------------
              TIRES & RUBBER (0.0%)
      3,954   Compagnie Generale des Etablissements Michelin(a)                                          396
      2,395   Nokian Renkaat Oyj(a)                                                                       94
                                                                                                ------------
                                                                                                         490
                                                                                                ------------
              Total Consumer Discretionary                                                            35,120
                                                                                                ------------
              CONSUMER STAPLES (1.3%)
              -----------------------
              AGRICULTURAL PRODUCTS (0.1%)
    707,900   Wilmar International Ltd.(a)                                                             1,433
                                                                                                ------------
              BREWERS (0.2%)
     16,604   Anheuser-Busch InBev N.V.(a)                                                             2,137
      1,764   Carlsberg A/S "B"(a)                                                                       150
     18,850   Heineken Holding N.V.(a)                                                                 1,482
     12,528   Heineken N.V.(a)                                                                         1,113
     20,437   SABMiller plc(a)                                                                         1,240
                                                                                                ------------
                                                                                                       6,122
                                                                                                ------------
              DISTILLERS & VINTNERS (0.0%)
      5,387   Diageo plc(a)                                                                              154
     13,422   Treasury Wine Estates Ltd.(a)                                                               74
                                                                                                ------------
                                                                                                         228
                                                                                                ------------

================================================================================

24  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

------------------------------------------------------------------------------------------------------------
                                                                                                      MARKET
NUMBER                                                                                                 VALUE
OF SHARES     SECURITY                                                                                 (000)
------------------------------------------------------------------------------------------------------------
              FOOD RETAIL (0.1%)
      1,241   Casino Guichard-Perrachon S.A.(a)                                                 $         71
     39,568   ICA Gruppen AB(a)                                                                        1,392
     41,149   J Sainsbury plc(a)                                                                         157
     46,735   WM Morrison Supermarkets plc(a)                                                            108
                                                                                                ------------
                                                                                                       1,728
                                                                                                ------------
              HOUSEHOLD PRODUCTS (0.2%)
     17,807   Reckitt Benckiser Group plc(a)                                                           1,671
     75,176   Svenska Cellulosa AB "B"(a)                                                              2,167
                                                                                                ------------
                                                                                                       3,838
                                                                                                ------------
              HYPERMARKETS & SUPER CENTERS (0.1%)
     32,822   Metro AG(a)                                                                              1,094
     70,607   Wesfarmers Ltd.(a)                                                                       1,949
                                                                                                ------------
                                                                                                       3,043
                                                                                                ------------
              PACKAGED FOODS & MEAT (0.2%)
          2   Lindt & Spruengli AG(a)                                                                    144
     54,648   Nestle S.A.(a)                                                                           4,050
      5,000   NH Foods Ltd.(a)                                                                            97
     17,169   Orkla ASA(a)                                                                               139
      9,598   Tate & Lyle plc(a)                                                                          85
                                                                                                ------------
                                                                                                       4,515
                                                                                                ------------
              PERSONAL PRODUCTS (0.1%)
     59,076   Unilever N.V.(a)                                                                         2,589
        601   Unilever plc(a)                                                                             26
                                                                                                ------------
                                                                                                       2,615
                                                                                                ------------
              TOBACCO (0.3%)
     39,199   British American Tobacco plc(a)                                                          2,284
     53,212   Imperial Tobacco Group plc(a)                                                            2,875
     52,700   Japan Tobacco, Inc.(a)                                                                   1,890
                                                                                                ------------
                                                                                                       7,049
                                                                                                ------------
              Total Consumer Staples                                                                  30,571
                                                                                                ------------
              ENERGY (1.0%)
              -------------
              INTEGRATED OIL & GAS (1.0%)
     70,337   BG Group plc(a)                                                                          1,093
    614,202   BP plc(a),(e)                                                                            3,564
     41,529   ENI S.p.A.(a)                                                                              673
      8,139   Galp Energia SGPS S.A.(a)                                                                   86
      8,452   OMV AG(a)                                                                                  241
     14,775   Repsol S.A.(a)                                                                             192
     79,990   Royal Dutch Shell plc "A"(a)                                                             1,979
     50,147   Royal Dutch Shell plc "B"(a),(e)                                                         1,248

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  25

================================================================================

------------------------------------------------------------------------------------------------------------
                                                                                                      MARKET
NUMBER                                                                                                 VALUE
OF SHARES     SECURITY                                                                                 (000)
------------------------------------------------------------------------------------------------------------
    208,800   Royal Dutch Shell plc ADR "A"                                                     $     10,390
     22,773   Statoil ASA(a)                                                                             351
     65,606   Total S.A.(a),(e)                                                                        3,254
                                                                                                ------------
                                                                                                      23,071
                                                                                                ------------
              OIL & GAS EQUIPMENT & SERVICES (0.0%)
      5,397   Petrofac Ltd.(a)                                                                            67
                                                                                                ------------
              OIL & GAS REFINING & MARKETING (0.0%)
      5,919   Caltex Australia Ltd.(a)                                                                   147
      1,502   Neste Oyj(a)                                                                                43
                                                                                                ------------
                                                                                                         190
                                                                                                ------------
              Total Energy                                                                            23,328
                                                                                                ------------
              FINANCIALS (2.6%)
              -----------------
              ASSET MANAGEMENT & CUSTODY BANKS (0.0%)
      4,500   SBI Holdings, Inc.(a)                                                                       51
                                                                                                ------------
              DIVERSIFIED BANKS (1.2%)
     55,376   Australia and New Zealand Banking Group Ltd.(a)                                          1,084
     70,039   Banco Santander S.A.(a),(e)                                                                382
    271,507   Bank Hapoalim B.M.(a)                                                                    1,404
     18,262   BNP Paribas S.A.(a)                                                                      1,082
     77,000   BOC Hong Kong Holdings Ltd.(a)                                                             237
     10,972   Commonwealth Bank of Australia(a),(e)                                                      629
     21,691   Credit Agricole S.A.(a)                                                                    261
     10,572   Danske Bank A/S(a)                                                                         283
    112,418   DnB NOR ASA(a)                                                                           1,479
      7,600   Hang Seng Bank Ltd.(a)                                                                     138
    577,431   HSBC Holdings plc(a),(e)                                                                 4,601
    421,654   Intesa Sanpaolo(a)                                                                       1,442
     19,719   Intesa Sanpaolo(a)                                                                          62
     27,537   KBC Groep N.V.(a)                                                                        1,643
     60,329   Lloyds Banking Group plc(a)                                                                 66
    285,200   Mitsubishi UFJ Financial Group, Inc.(a)                                                  1,833
  1,350,500   Mizuho Financial Group, Inc.(a)                                                          2,729
     64,395   Nordea Bank AB(a)                                                                          713
     61,712   Oversea-Chinese Banking Corp. Ltd.(a)                                                      379
     43,980   Societe Generale S.A.(a)                                                                 2,096
     69,400   Sumitomo Mitsui Financial Group, Inc.(a)                                                 2,651
    392,000   Sumitomo Mitsui Trust Holdings, Inc.(a)                                                  1,499
     19,313   Swedbank AB "A"(a)                                                                         427
     64,888   Westpac Banking Corp.(a)                                                                 1,505
                                                                                                ------------
                                                                                                      28,625
                                                                                                ------------

================================================================================

26  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

------------------------------------------------------------------------------------------------------------
                                                                                                      MARKET
NUMBER                                                                                                 VALUE
OF SHARES     SECURITY                                                                                 (000)
------------------------------------------------------------------------------------------------------------
              DIVERSIFIED CAPITAL MARKETS (0.1%)
     76,159   UBS Group AG(a)                                                                   $      1,459
                                                                                                ------------
              INVESTMENT BANKING & BROKERAGE (0.1%)
     16,743   Macquarie Group Ltd.(a)                                                                    983
     12,075   Mediobanca S.p.A.(a)                                                                       115
     77,000   Nomura Real Estate Master Fund, Inc.(a)                                                    457
                                                                                                ------------
                                                                                                       1,555
                                                                                                ------------
              LIFE & HEALTH INSURANCE (0.2%)
     12,800   AIA Group Ltd.(a)                                                                           77
     23,200   Dai-Ichi Life Insurance Co. Ltd.(a)                                                        402
    469,746   Legal & General Group plc(a)                                                             1,919
     58,409   Medibank Private Ltd.(a)                                                                    98
     26,487   NN Group N.V.(a)                                                                           904
    102,450   Old Mutual plc(a)                                                                          323
        690   Swiss Life Holding AG(a)                                                                   174
                                                                                                ------------
                                                                                                       3,897
                                                                                                ------------
              MULTI-LINE INSURANCE (0.3%)
      4,202   Ageas(a)                                                                                   184
     18,615   Allianz SE(a)                                                                            3,296
    103,242   AXA S.A.(a)                                                                              2,789
      6,864   Baloise Holdings AG(a)                                                                     833
                                                                                                ------------
                                                                                                       7,102
                                                                                                ------------
              MULTI-SECTOR HOLDINGS (0.1%)
      1,715   Groupe Bruxelles Lambert S.A.(a)                                                           141
      3,554   Industrivarden AB "C"(a)                                                                    64
     45,128   Investor AB "B"(a)                                                                       1,718
                                                                                                ------------
                                                                                                       1,923
                                                                                                ------------
              OTHER DIVERSIFIED FINANCIAL SERVICES (0.1%)
    127,400   ORIX Corp.(a)                                                                            1,833
                                                                                                ------------
              PROPERTY & CASUALTY INSURANCE (0.2%)
     28,850   Direct Line Insurance Group plc(a)                                                         179
     21,646   RSA Insurance Group plc(a)                                                                 143
    112,400   XL Group plc                                                                             4,292
                                                                                                ------------
                                                                                                       4,614
                                                                                                ------------
              REGIONAL BANKS (0.1%)
    104,074   Bank of Queensland Ltd.(a)                                                               1,031
     25,000   Bank of Yokohama Ltd.(a)                                                                   147
     16,000   Chiba Bank Ltd.(a)                                                                         111
     13,000   Joyo Bank Ltd.(a)                                                                           60

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  27

================================================================================

------------------------------------------------------------------------------------------------------------
                                                                                                      MARKET
NUMBER                                                                                                 VALUE
OF SHARES     SECURITY                                                                                 (000)
------------------------------------------------------------------------------------------------------------
      7,300   Kyushu Financial Group, Inc.*                                                     $         56
    308,000   Resona Holdings, Inc.(a)                                                                 1,505
                                                                                                ------------
                                                                                                       2,910
                                                                                                ------------
              REINSURANCE (0.2%)
     16,073   Hannover Rueck SE(a)                                                                     1,881
      9,320   Muenchener Rueckversicherungs-Gesellschaft AG(a)                                         1,878
      3,382   SCOR SE(a)                                                                                 132
     19,463   Swiss Re AG(a)                                                                           1,852
                                                                                                ------------
                                                                                                       5,743
                                                                                                ------------
              Total Financials                                                                        59,712
                                                                                                ------------
              HEALTH CARE (1.6%)
              ------------------
              BIOTECHNOLOGY (0.1%)
      2,205   Actelion Ltd.(a)                                                                           309
      9,626   CSL Ltd.(a)                                                                                695
      3,164   Grifola S.A.(a)                                                                            150
                                                                                                ------------
                                                                                                       1,154
                                                                                                ------------
              HEALTH CARE DISTRIBUTORS (0.0%)
      4,000   Alfresa Holdings Corp.(a)                                                                   79
      5,800   Medipal Holdings Corp.(a)                                                                  102
                                                                                                ------------
                                                                                                         181
                                                                                                ------------
              HEALTH CARE EQUIPMENT (0.0%)
        268   Sonova Holding AG(a)                                                                        34
                                                                                                ------------
              HEALTH CARE FACILITIES (0.0%)
      2,936   Ramsay Health Care Ltd.(a)                                                                 142
      7,980   Ryman Healthcare Ltd.(a)                                                                    41
                                                                                                ------------
                                                                                                         183
                                                                                                ------------
              HEALTH CARE SERVICES (0.1%)
      8,248   Fresenius SE & Co. KGaA(a)                                                                 605
      1,100   Miraca Holdings, Inc.(a)                                                                    49
     72,128   Sonic Healthcare Ltd.(a)                                                                 1,063
                                                                                                ------------
                                                                                                       1,717
                                                                                                ------------
              LIFE SCIENCES TOOLS & SERVICES (0.0%)
      1,104   Lonza Group AG(a)                                                                          174
                                                                                                ------------
              PHARMACEUTICALS (1.4%)
     44,700   Astellas Pharma, Inc.(a)                                                                   630
      5,857   AstraZeneca plc(a)                                                                         398
      7,727   Bayer AG(a)                                                                              1,031
     86,100   Daiichi Sankyo Co. Ltd.(a)                                                               1,776
    104,444   GlaxoSmithKline plc(a)                                                                   2,122
     59,389   Novartis AG(a),(e)                                                                       5,067

================================================================================

28  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

------------------------------------------------------------------------------------------------------------
                                                                                                      MARKET
NUMBER                                                                                                 VALUE
OF SHARES     SECURITY                                                                                 (000)
------------------------------------------------------------------------------------------------------------
     39,000   Novartis AG ADR                                                                   $      3,324
     26,510   Novo Nordisk A/S "B"(a)                                                                  1,457
     60,300   Otsuka Holdings Co. Ltd.(a)                                                              2,001
     18,830   Roche Holding AG(a)                                                                      5,034
     95,000   Roche Holdings Ltd. ADR                                                                  3,182
     24,805   Sanofi(a)                                                                                2,204
     31,881   Shire plc(a)                                                                             2,219
     45,193   Teva Pharmaceutical Industries Ltd.(a)                                                   2,839
                                                                                                ------------
                                                                                                      33,284
                                                                                                ------------
              Total Health Care                                                                       36,727
                                                                                                ------------
              INDUSTRIALS (1.4%)
              ------------------
              AEROSPACE & DEFENSE (0.2%)
     32,819   Airbus Group SE(a)                                                                       2,370
     66,298   BAE Systems plc(a)                                                                         516
     15,917   Meggitt plc(a)                                                                              93
     23,301   Safran S.A.(a)                                                                           1,719
      2,210   Thales S.A.(a)                                                                             164
                                                                                                ------------
                                                                                                       4,862
                                                                                                ------------
              AIR FREIGHT & LOGISTICS (0.1%)
    166,078   Royal Mail plc ADR(a)                                                                    1,216
                                                                                                ------------
              AIRLINES (0.1%)
     25,000   All Nippon Airways Co. Ltd.(a)                                                              70
    234,000   Cathay Pacific Airways(a)                                                                  416
     53,289   easyJet plc(a)                                                                           1,326
     16,802   International Consolidated Airlines Group S.A.*(a)                                         143
      2,600   Japan Airlines Co. Ltd.(a)                                                                  89
     10,831   Qantas Airways Ltd.(a)                                                                      28
     13,357   Ryanair Holdings plc ADR                                                                 1,027
                                                                                                ------------
                                                                                                       3,099
                                                                                                ------------
              AIRPORT SERVICES (0.0%)
        678   Aena S.A.*(a)                                                                               77
     19,463   Auckland International Airport Ltd.(a)                                                      68
        900   Japan Airport Terminal Co.(a)                                                               45
     23,043   Sydney Airport(a)                                                                          110
                                                                                                ------------
                                                                                                         300
                                                                                                ------------
              BUILDING PRODUCTS (0.0%)
     22,000   Asahi Glass Co. Ltd.(a)                                                                    129
      5,000   Daikin Industries Ltd.(a)                                                                  352
      3,000   Toto Ltd.(a)                                                                               104
                                                                                                ------------
                                                                                                         585
                                                                                                ------------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  29

================================================================================

------------------------------------------------------------------------------------------------------------
                                                                                                      MARKET
NUMBER                                                                                                 VALUE
OF SHARES     SECURITY                                                                                 (000)
------------------------------------------------------------------------------------------------------------
              CONSTRUCTION & ENGINEERING (0.2%)
      4,161   ACS Actividades de Construccion y Servicios S.A.(a)                               $        136
      4,263   Bouygues S.A.(a)                                                                           160
     52,166   CIMIC Group Ltd.(a)                                                                        947
      9,297   Ferrovial S.A.(a)                                                                          220
     91,000   Obayashi Corp.(a)                                                                          841
     13,000   Shimizu Corp.(a)                                                                           109
     71,038   Skanska AB "B"(a)                                                                        1,413
     23,000   Taisei Corp.(a)                                                                            142
     10,190   Vinci S.A.(a)                                                                              662
                                                                                                ------------
                                                                                                       4,630
                                                                                                ------------
              CONSTRUCTION MACHINERY & HEAVY TRUCKS (0.0%)
     42,200   Yangzijiang Shipbuilding Holdings Ltd.(a)                                                   33
                                                                                                ------------
              ELECTRICAL COMPONENTS & EQUIPMENT (0.0%)
     12,000   Fuji Electric Co. Ltd.(a)                                                                   55
      1,927   Osram Licht AG(a)                                                                           82
      4,129   Prysmian S.p.A.(a)                                                                          90
                                                                                                ------------
                                                                                                         227
                                                                                                ------------
              HEAVY ELECTRICAL EQUIPMENT (0.1%)
     34,697   Vestas Wind Systems A/S(a)                                                               2,260
                                                                                                ------------
              HUMAN RESOURCE & EMPLOYMENT SERVICES (0.0%)
     13,946   Capita plc(a)                                                                              267
      2,666   Randstad Holding N.V.(a)                                                                   167
                                                                                                ------------
                                                                                                         434
                                                                                                ------------
              INDUSTRIAL CONGLOMERATES (0.2%)
    155,360   CK Hutchison Holdings Ltd.(a),(e)                                                        2,028
     98,500   Hopewell Holdings Ltd.(a)                                                                  348
     12,518   Siemens AG(a)                                                                            1,297
                                                                                                ------------
                                                                                                       3,673
                                                                                                ------------
              INDUSTRIAL MACHINERY (0.2%)
      6,256   Alfa Laval AB(a)                                                                           116
     32,500   Amada Co. Ltd.(a)                                                                          320
      4,500   JTEKT Corp.(a)                                                                              83
     30,000   Kawasaki Heavy Industries Ltd.(a)                                                          119
      6,987   Kone Oyj "B"(a)                                                                            298
      2,600   Makita Corp.(a)                                                                            147
      2,336   Metso Oyj.(a)                                                                               58
      7,000   Minebea Co. Ltd.(a)                                                                         77
     64,000   Mitsubishi Heavy Industries Ltd.(a)                                                        328
     18,000   NGK Insulators Ltd.(a)                                                                     416
     10,000   NSK Ltd.(a)                                                                                126
      5,428   Schindler Holding AG(a)                                                                    889

================================================================================

30  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

------------------------------------------------------------------------------------------------------------
                                                                                                      MARKET
NUMBER                                                                                                 VALUE
OF SHARES     SECURITY                                                                                 (000)
------------------------------------------------------------------------------------------------------------
        938   Schindler Holding AG(a)                                                           $        154
      1,200   SMC Corp.(a)                                                                               318
     12,000   Sumitomo Heavy Industries Ltd.(a)                                                           57
                                                                                                ------------
                                                                                                       3,506
                                                                                                ------------
              MARINE (0.1%)
         83   A.P. Moller-Maersk A/S "A"(a)                                                              124
        926   A.P. Moller-Maersk A/S "B"(a)                                                            1,412
      5,561   Kuehne & Nagel International AG(a)                                                         751
    114,000   Nippon Yusen Kabushiki Kaisha(a)                                                           297
                                                                                                ------------
                                                                                                       2,584
                                                                                                ------------
              OFFICE SERVICES & SUPPLIES (0.0%)
        611   Societe BIC S.A.(a)                                                                        100
                                                                                                ------------
              RAILROADS (0.1%)
      3,200   Central Japan Railway Co.(a)                                                               572
     18,300   West Japan Railway Co.(a)                                                                1,157
                                                                                                ------------
                                                                                                       1,729
                                                                                                ------------
              RESEARCH & CONSULTING SERVICES (0.0%)
      3,393   Intertek Group plc(a)                                                                      144
        116   SGS S.A.(a)                                                                                222
                                                                                                ------------
                                                                                                         366
                                                                                                ------------
              SECURITY & ALARM SERVICES (0.0%)
      4,400   Secom Co. Ltd.(a)                                                                          302
                                                                                                ------------
              TRADING COMPANIES & DISTRIBUTORS (0.1%)
     31,992   Ashtead Group plc ADR(a)                                                                   526
    147,700   ITOCHU Corp.(a)                                                                          1,804
     36,200   Mitsui & Co. Ltd.(a)                                                                       445
     23,900   Sumitomo Corp.(a)                                                                          254
                                                                                                ------------
                                                                                                       3,029
                                                                                                ------------
              Total Industrials                                                                       32,935
                                                                                                ------------
              INFORMATION TECHNOLOGY (0.8%)
              -----------------------------
              APPLICATION SOFTWARE (0.1%)
      2,662   Dassault Systemes S.A.(a)                                                                  212
     14,140   SAP SE(a)                                                                                1,113
                                                                                                ------------
                                                                                                       1,325
                                                                                                ------------
              COMMUNICATIONS EQUIPMENT (0.0%)
     68,497   Nokia Oyj(a)                                                                               494
                                                                                                ------------
              DATA PROCESSING & OUTSOURCED SERVICES (0.0%)
      9,344   Amadeus IT Holding S.A. "A"(a)                                                             375
                                                                                                ------------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  31

================================================================================

------------------------------------------------------------------------------------------------------------
                                                                                                      MARKET
NUMBER                                                                                                 VALUE
OF SHARES     SECURITY                                                                                 (000)
------------------------------------------------------------------------------------------------------------
              ELECTRONIC COMPONENTS (0.2%)
     51,400   Alps Electric Co. Ltd.(a)                                                         $      1,619
      2,600   Ibiden Co. Ltd.(a)                                                                          41
      6,800   Kyocera Corp.(a)                                                                           314
     15,200   Murata Manufacturing Co. Ltd.(a)                                                         2,362
                                                                                                ------------
                                                                                                       4,336
                                                                                                ------------
              ELECTRONIC EQUIPMENT & INSTRUMENTS (0.0%)
      5,600   Citizen Holdings Co. Ltd.(a)                                                                42
     19,000   Hitachi Ltd.(a)                                                                            112
      1,171   Ingenico Group(a)                                                                          147
     37,100   Yokogawa Electric Corp.(a)                                                                 443
                                                                                                ------------
                                                                                                         744
                                                                                                ------------
              HOME ENTERTAINMENT SOFTWARE (0.0%)
     26,600   KONAMI Corp.(a)                                                                            621
     18,700   Nexon Co. Ltd.(a)                                                                          297
                                                                                                ------------
                                                                                                         918
                                                                                                ------------
              INTERNET SOFTWARE & SERVICES (0.0%)
     14,600   Mixi, Inc.(a)                                                                              599
                                                                                                ------------
              IT CONSULTING & OTHER SERVICES (0.1%)
     20,461   Cap Gemini S.A(a)                                                                        1,885
      2,700   NTT Data Corp.(a)                                                                          132
                                                                                                ------------
                                                                                                       2,017
                                                                                                ------------
              SEMICONDUCTORS (0.3%)
     62,639   NXP Semiconductors N.V.*                                                                 5,854
                                                                                                ------------
              TECHNOLOGY HARDWARE, STORAGE, & PERIPHERALS (0.1%)
     53,700   FUJIFILM Holdings Corp.(a)                                                               2,178
      9,900   Konica Minolta, Inc.(a)                                                                    104
     56,000   NEC Corp.(a)                                                                               188
                                                                                                ------------
                                                                                                       2,470
                                                                                                ------------
              Total Information Technology                                                            19,132
                                                                                                ------------
              MATERIALS (0.7%)
              ----------------
              ALUMINUM (0.0%)
     27,348   Norsk Hydro ASA(a)                                                                         106
                                                                                                ------------
              COMMODITY CHEMICALS (0.1%)
    248,000   Asahi Kasei Corp.(a)                                                                     1,698
      6,000   Kaneka Corp.(a)                                                                             59
      7,600   Kuraray Co. Ltd.(a)                                                                         97
     17,000   Mitsui Chemicals, Inc.(a)                                                                   71
      8,000   Toray Industries, Inc.(a)                                                                   73
                                                                                                ------------
                                                                                                       1,998
                                                                                                ------------

================================================================================

32  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

------------------------------------------------------------------------------------------------------------
                                                                                                      MARKET
NUMBER                                                                                                 VALUE
OF SHARES     SECURITY                                                                                 (000)
------------------------------------------------------------------------------------------------------------
              CONSTRUCTION MATERIALS (0.0%)
      8,536   LafargeHolcim Ltd.(a)                                                             $        455
                                                                                                ------------
              DIVERSIFIED CHEMICALS (0.1%)
      3,394   BASF SE(a)                                                                                 281
     35,522   Incitec Pivot Ltd.(a)                                                                       97
     29,300   Mitsubishi Chemical Holdings Corp.(a)                                                      192
     70,000   Mitsubishi Gas Chemical Co., Inc.(a)                                                       380
      1,269   Solvay S.A.(a)                                                                             146
                                                                                                ------------
                                                                                                       1,096
                                                                                                ------------
              DIVERSIFIED METALS & MINING (0.1%)
     49,647   Boliden AB(a)                                                                              911
     24,000   Mitsubishi Materials Corp.(a)                                                               85
      7,020   Rio Tinto Ltd.(a)                                                                          234
     27,004   Rio Tinto plc(a)                                                                           897
    108,000   Sumitomo Metal Mining Co. Ltd.(a)                                                        1,219
                                                                                                ------------
                                                                                                       3,346
                                                                                                ------------
              FERTILIZERS & AGRICULTURAL CHEMICALS (0.1%)
     55,123   K&S AG(a)                                                                                1,570
     36,617   Yara International ASA(a)                                                                1,694
                                                                                                ------------
                                                                                                       3,264
                                                                                                ------------
              METAL & GLASS CONTAINERS (0.0%)
     14,962   Rexam plc(a)                                                                               130
                                                                                                ------------
              PAPER PRODUCTS (0.1%)
     75,594   Mondi plc(a)                                                                             1,758
     17,000   Oji Holdings Corp.(a)                                                                       74
     73,068   UPM-Kymmene Oyj(a)                                                                       1,392
                                                                                                ------------
                                                                                                       3,224
                                                                                                ------------
              SPECIALTY CHEMICALS (0.1%)
      2,805   Croda International plc(a)                                                                 121
    114,900   Daicel Corp.(a)                                                                          1,684
        173   EMS-Chemie Holding AG(a)                                                                    70
                                                                                                ------------
                                                                                                       1,875
                                                                                                ------------
              STEEL (0.1%)
     14,445   ArcelorMittal ADR(a)                                                                        71
     35,742   Fortescue Metals Group Ltd.(a)                                                              50
      4,800   Hitachi Metals Ltd.(a)                                                                      62
     10,800   JFE Holdings, Inc.(a)                                                                      171
     66,000   Kobe Steel Ltd.(a)                                                                          77
     16,100   Nippon Steel & Sumitomo Metal Corp.(a)                                                     324

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  33

================================================================================

------------------------------------------------------------------------------------------------------------
                                                                                                      MARKET
NUMBER                                                                                                 VALUE
OF SHARES     SECURITY                                                                                 (000)
------------------------------------------------------------------------------------------------------------
     36,733   Voestalpine AG(a)                                                                 $      1,194
                                                                                                ------------
                                                                                                       1,949
                                                                                                ------------
              Total Materials                                                                         17,443
                                                                                                ------------
              TELECOMMUNICATION SERVICES (0.6%)
              ---------------------------------
              INTEGRATED TELECOMMUNICATION SERVICES (0.4%)
     29,250   Bezeq The Israeli Telecommunication Corp. Ltd.(a)                                           63
    177,614   BT Group plc(a)                                                                          1,328
     67,200   Koninklijke (Royal) KPN N.V.(a)                                                            255
     63,600   Nippon Telegraph & Telephone Corp.(a)                                                    2,364
     42,235   Orange S.A.(a)                                                                             729
    613,196   Spark New Zealand Ltd.(a)                                                                1,347
    124,947   Telecom Italia S.p.A.(a)                                                                   144
    798,976   Telecom Italia S.p.A.*(a)                                                                1,032
    118,897   Telefonica S.A.(a)                                                                       1,462
                                                                                                ------------
                                                                                                       8,724
                                                                                                ------------
              WIRELESS TELECOMMUNICATION SERVICES (0.2%)
    101,600   KDDI Corp.(a)                                                                            2,526
      2,300   NTT DOCOMO, Inc.(a)                                                                         44
    620,937   Vodafone Group plc(a)                                                                    2,097
                                                                                                ------------
                                                                                                       4,667
                                                                                                ------------
              Total Telecommunication Services                                                        13,391
                                                                                                ------------
              UTILITIES (0.4%)
              ----------------
              ELECTRIC UTILITIES (0.2%)
     29,000   Cheung Kong Holdings Ltd(a)                                                                254
     13,700   Chubu Electric Power Co., Inc.(a)                                                          189
      6,300   Chugoku Electric Power Co., Inc.(a)                                                         81
      5,509   EDF S.A.(a)                                                                                 82
     48,739   EDP-Energias de Portugal S.A.(a)                                                           163
     54,534   Endesa S.A.(a)                                                                           1,127
     97,899   Fortum Oyj(a)                                                                            1,427
      3,900   Hokuriku Electric Power Co.(a)                                                              53
     14,900   Kansai Electric Power Co., Inc.*(a),(e)                                                    167
      9,400   Kyushu Electric Power Co., Inc.*(a)                                                         99
     10,245   Red Electrica Corporacion S.A.(a)                                                          878
      4,000   Shikoku Electric Power Co.(a)                                                               57
     27,329   SSE plc(a)                                                                                 590
      9,500   Tohoku Electric Power Co., Inc.(a)                                                         112
     30,600   Tokyo Electric Power Co., Inc.*(a)                                                         188
                                                                                                ------------
                                                                                                       5,467
                                                                                                ------------
              GAS UTILITIES (0.0%)
     22,917   APA Group(a)                                                                               148

================================================================================

34  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

------------------------------------------------------------------------------------------------------------
                                                                                                      MARKET
NUMBER                                                                                                 VALUE
OF SHARES     SECURITY                                                                                 (000)
------------------------------------------------------------------------------------------------------------
      4,573   Enagas S.A.(a)                                                                    $        136
      7,214   Gas Natural SDG S.A.(a)                                                                    156
                                                                                                ------------
                                                                                                         440
                                                                                                ------------
              INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.0%)
      3,100   Electric Power Development Co. Ltd.(a)                                                      99
                                                                                                ------------
              MULTI-UTILITIES (0.2%)
    186,622   National Grid plc(a)                                                                     2,602
     99,854   RWE AG(a)                                                                                1,149
                                                                                                ------------
                                                                                                       3,751
                                                                                                ------------
              WATER UTILITIES (0.0%)
      4,995   Severn Trent plc(a)                                                                        169
                                                                                                ------------
              Total Utilities                                                                          9,926
                                                                                                ------------
              Total Common Stocks (cost: $260,062)                                                   278,285
                                                                                                ------------
              PREFERRED STOCKS (0.0%)

              CONSUMER DISCRETIONARY (0.0%)
              -----------------------------
              AUTOMOBILE MANUFACTURERS (0.0%)
      1,180   Bayerische Motoren Werke AG(a)                                                              98
      3,511   Volkswagen AG(a)                                                                           488
                                                                                                ------------
                                                                                                         586
                                                                                                ------------
              Total Consumer Discretionary                                                               586
                                                                                                ------------
              MATERIALS (0.0%)
              ----------------
              COMMODITY CHEMICALS (0.0%)
      1,447   Fuchs Petrolub SE(a)                                                                        69
                                                                                                ------------
              Total Preferred Stocks (cost: $1,004)                                                      655
                                                                                                ------------
              EXCHANGE-TRADED FUNDS (13.0%)
    319,748   EGShares Emerging Markets Consumer ETF                                                   7,364
  1,019,475   iShares Core MSCI EAFE ETF                                                              56,927
  1,316,686   iShares Core MSCI Emerging Markets ETF                                                  54,471
    400,100   iShares Currency Hedged MSCI EAFE ETF                                                   10,707
    362,410   iShares MSCI EAFE ETF                                                                   21,980
    124,800   iShares MSCI EAFE Minimum Volatility ETF                                                 8,137
  1,038,430   iShares MSCI Japan ETF                                                                  12,866
    174,762   iShares MSCI Turkey ETF                                                                  6,695
    234,100   PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio                                8,842
    526,500   PowerShares FTSE RAFI Emerging Markets Portfolio                                         7,840
     56,000   SPDR S&P China ETF                                                                       4,313
    107,983   SPDR S&P Emerging Markets SmallCap ETF                                                   4,201
     10,370   Vanguard FTSE All-World ex-US ETF                                                          465

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  35

================================================================================

------------------------------------------------------------------------------------------------------------
                                                                                                      MARKET
NUMBER                                                                                                 VALUE
OF SHARES     SECURITY                                                                                 (000)
------------------------------------------------------------------------------------------------------------
    644,900   Vanguard FTSE Developed Markets ETF                                               $     24,345
    580,500   Vanguard FTSE Europe ETF                                                                29,855
    170,548   WisdomTree Emerging Markets High Dividend Fund                                           5,725
    182,288   WisdomTree Emerging Markets SmallCap Dividend Fund                                       6,604
    120,700   WisdomTree Europe Hedged Equity Fund                                                     7,597
    693,900   WisdomTree India Earnings Fund                                                          13,774
    213,300   WisdomTree Japan Hedged Equity Fund                                                     11,734
                                                                                                ------------
              Total Exchange-Traded Funds (cost: $328,451)                                           304,442
                                                                                                ------------
              Total International Equity Securities (cost: $589,517)                                 583,382
                                                                                                ------------
              PRECIOUS METALS AND COMMODITY-RELATED SECURITIES (1.5%)

              GOLD (0.2%)
              -----------
              AFRICAN GOLD COMPANIES (0.0%)
     33,000   AngloGold Ashanti Ltd. ADR*                                                                211
     64,000   Gold Fields Ltd. ADR                                                                       162
    162,000   Harmony Gold Mining Co. Ltd. ADR*                                                           99
                                                                                                ------------
                                                                                                         472
                                                                                                ------------
              AUSTRALIAN GOLD COMPANIES (0.0%)
     66,000   Newcrest Mining Ltd.*                                                                      521
                                                                                                ------------
              EUROPEAN GOLD COMPANIES (0.0%)
      6,700   Randgold Resources Ltd. ADR                                                                406
                                                                                                ------------
              NORTH AMERICAN GOLD COMPANIES (0.2%)
     10,200   Agnico-Eagle Mines Ltd.                                                                    270
     43,395   Alamos Gold, Inc. "A"                                                                      130
     37,000   Alamos Gold, Inc. "A"                                                                      113
     19,083   AuRico Metals, Inc.*                                                                         9
     16,268   AuRico Metals, Inc.*                                                                         7
    165,000   B2Gold Corp.*                                                                              180
     23,000   Barrick Gold Corp.                                                                         169
     48,000   Centerra Gold, Inc.                                                                        261
    240,000   Dundee Precious Metals, Inc.*                                                              235
     91,000   Eldorado Gold Corp.                                                                        279
     21,000   Goldcorp, Inc.                                                                             248
    196,721   Hycroft Mining Corp., acquired 6/05/2014 - 6/03/2015; cost $2,966*(c),(d)                  148
    150,000   Kinross Gold Corp.*                                                                        288
    162,000   New Gold, Inc.*                                                                            358
     13,000   Newmont Mining Corp.                                                                       239
     91,400   Primero Mining Corp.*                                                                      206
      8,800   Royal Gold, Inc.                                                                           316

================================================================================

36  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

------------------------------------------------------------------------------------------------------------
                                                                                                      MARKET
NUMBER                                                                                                 VALUE
OF SHARES     SECURITY                                                                                 (000)
------------------------------------------------------------------------------------------------------------
     67,884   SEMAFO, Inc.*                                                                     $        160
     83,000   Yamana Gold, Inc.                                                                          174
                                                                                                ------------
                                                                                                       3,790
                                                                                                ------------
              SOUTH AMERICAN GOLD COMPANIES (0.0%)
     44,000   Compania de Minas Buenaventura S.A. ADR                                                    208
                                                                                                ------------
              Total Gold (cost: $16,857)                                                               5,397
                                                                                                ------------
              SILVER (0.1%)
     54,000   Pan American Silver Corp.                                                                  376
     25,000   Silver Wheaton Corp.                                                                       328
     77,000   Tahoe Resources, Inc.                                                                      677
                                                                                                ------------
              Total Silver (cost: $2,187)                                                              1,381
                                                                                                ------------

              EXCHANGE-TRADED FUNDS (1.2%)
    224,000   First Trust Global Tactical Commodity Strategy Fund*                                     4,659
    297,334   iShares Silver Trust*                                                                    3,996
    471,000   United States Commodity Index Fund*                                                     19,057
                                                                                                ------------
              Total Exchange-Traded Funds (cost: $32,834)                                             27,712
                                                                                                ------------
              Total Precious Metals and Commodity-Related Securities (cost: $51,878)                  34,490
                                                                                                ------------
              GLOBAL REAL ESTATE EQUITY SECURITIES (1.2%)

              COMMON STOCKS (0.5%)

              DIVERSIFIED REAL ESTATE ACTIVITIES (0.1%)
     13,100   Daiwa House Industry Co. Ltd.(a)                                                           365
    160,640   Henderson Land Development Co. Ltd.(a)                                                     990
    251,500   Kerry Properties Ltd.(a)                                                                   712
    111,000   New World Development Co. Ltd.(a)                                                          112
      2,600   Nomura Real Estate Holdings, Inc.(a)                                                        51
      4,000   Sun Hung Kai Properties Ltd.(a)                                                             50
    128,000   Wheelock & Co. Ltd.(a)                                                                     553
                                                                                                ------------
                                                                                                       2,833
                                                                                                ------------
              REAL ESTATE DEVELOPMENT (0.0%)
     66,000   Sino Land Co.(a)                                                                            97
                                                                                                ------------
              REAL ESTATE OPERATING COMPANIES (0.1%)
      4,627   Deutsche Wohnen AG(a)                                                                      127
    289,000   Hysan Development Co. Ltd.(a)                                                            1,219
     25,800   Swire Properties Ltd.(a)                                                                    75
                                                                                                ------------
                                                                                                       1,421
                                                                                                ------------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  37

================================================================================

------------------------------------------------------------------------------------------------------------
                                                                                                      MARKET
NUMBER                                                                                                 VALUE
OF SHARES     SECURITY                                                                                 (000)
------------------------------------------------------------------------------------------------------------
              REAL ESTATE SERVICES (0.0%)
      2,000   Jones Lang LaSalle, Inc.                                                          $        332
                                                                                                ------------
              REITs - DIVERSIFIED (0.1%)
    108,472   BGP Holdings plc, acquired 8/06/2009; cost: $0*(c),(d)                                       -
     21,395   British Land Co. plc(a)                                                                    269
    429,724   GPT Group(a)                                                                             1,439
         75   Nomura Real Estate Master Fund, Inc.*                                                       90
      5,570   PS Business Parks, Inc.                                                                    493
                                                                                                ------------
                                                                                                       2,291
                                                                                                ------------
              REITs - HEALTH CARE (0.0%)
     14,370   Care Capital Properties, Inc.                                                              455
                                                                                                ------------
              REITs - INDUSTRIAL (0.1%)
     44,700   Ascendas REIT(a)                                                                            75
    213,354   Segro plc(a)                                                                             1,418
                                                                                                ------------
                                                                                                       1,493
                                                                                                ------------
              REITs - OFFICE (0.0%)
     46,000   CapitaLand Commercial Trust(a)                                                              43
     32,932   Dexus Property Group(a)                                                                    183
                                                                                                ------------
                                                                                                         226
                                                                                                ------------
              REITs - RETAIL (0.1%)
     54,000   CapitaLand Mall Trust(a)                                                                    73
    155,323   Hammerson plc(a)                                                                         1,428
    340,500   Link REIT(a)                                                                             2,081
      4,930   Taubman Centers, Inc.                                                                      355
                                                                                                ------------
                                                                                                       3,937
                                                                                                ------------
              REITs - SPECIALIZED (0.0%)
     15,840   Corrections Corp. of America                                                               408
      8,680   Lamar Advertising Co.                                                                      507
                                                                                                ------------
                                                                                                         915
                                                                                                ------------
              Total Common Stocks (cost: $13,880)                                                     14,000
                                                                                                ------------
              PREFERRED STOCKS (0.1%)

              REITs - MORTGAGE (0.1%)
     60,000   Arbor Realty Trust, Inc., 7.38% (cost: $1,500)                                           1,486
                                                                                                ------------
              EXCHANGE-TRADED FUNDS (0.6%)
    177,780   Vanguard REIT ETF (cost: $13,648)                                                       14,114
                                                                                                ------------
              Total Global Real Estate Equity Securities (cost: $29,028)                              29,600
                                                                                                ------------

================================================================================

38  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                             MARKET
AMOUNT                                                               COUPON                            VALUE
(000)         SECURITY                                                RATE           MATURITY          (000)
------------------------------------------------------------------------------------------------------------
              BONDS (31.0%)

              CORPORATE OBLIGATIONS (12.2%)

              CONSUMER DISCRETIONARY (0.3%)
              -----------------------------
              DEPARTMENT STORES (0.1%)
$     1,393   J.C. Penney Corp., Inc.(f)                              6.00%         5/22/2018     $    1,384
                                                                                                  ----------
              PUBLISHING (0.1%)
      1,934   Cengage Learning Acquisitions, Inc.(f)                  7.00          3/31/2020          1,908
                                                                                                  ----------
              SPECIALTY STORES (0.1%)
      2,000   Guitar Center, Inc.(b)                                  6.50          4/15/2019          1,830
      1,000   Toys R Us Property Co. II, LLC                          8.50         12/01/2017            942
                                                                                                  ----------
                                                                                                       2,772
                                                                                                  ----------
              Total Consumer Discretionary                                                             6,064
                                                                                                  ----------
              CONSUMER STAPLES (0.1%)
              -----------------------
              PACKAGED FOODS & MEAT (0.1%)
      2,500   JM Smucker Co.                                          4.38          3/15/2045          2,449
                                                                                                  ----------
              ENERGY (1.7%)
              -------------
              OIL & GAS DRILLING (0.0%)
      3,683   Schahin II Finance Co. SPV Ltd.(b),(g)                  5.88          9/25/2023            792
                                                                                                  ----------
              OIL & GAS EXPLORATION & PRODUCTION (0.1%)
      2,500   Newfield Exploration Co.                                5.38          1/01/2026          2,294
                                                                                                  ----------
              OIL & GAS STORAGE & TRANSPORTATION (1.6%)
     12,000   DCP Midstream, LLC(b)                                   5.85          5/21/2043          9,540
      1,300   Enbridge Energy Partners, LP                            7.38         10/15/2045          1,331
      8,680   Enbridge Energy Partners, LP                            8.05         10/01/2077          7,748
     13,030   Energy Transfer Partners, LP                            3.35(h)      11/01/2066          9,056
      7,980   Enterprise Products Operating, LLC                      7.00          6/01/2067          7,122
      1,900   Martin Midstream Partners, LP                           7.25          2/15/2021          1,812
      2,352   Southern Union Co.                                      3.35(h)      11/01/2066          1,423
                                                                                                  ----------
                                                                                                      38,032
                                                                                                  ----------
              Total Energy                                                                            41,118
                                                                                                  ----------
              FINANCIALS (6.7%)
              -----------------
              ASSET MANAGEMENT & CUSTODY BANKS (0.4%)
     10,000   Prospect Capital Corp.                                  5.00          7/15/2019         10,143
                                                                                                  ----------
              DIVERSIFIED BANKS (0.2%)
      5,000   JPMorgan Chase Capital XIII                             1.28(h)       9/30/2034          4,181
                                                                                                  ----------
              LIFE & HEALTH INSURANCE (1.2%)
      9,342   Lincoln National Corp.                                  7.00(h)       5/17/2066          7,731
      1,000   Lincoln National Corp.                                  6.05          4/20/2067            822

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  39

================================================================================

------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                             MARKET
AMOUNT                                                               COUPON                            VALUE
(000)         SECURITY                                                RATE           MATURITY          (000)
------------------------------------------------------------------------------------------------------------
$     7,800   Prudential Financial, Inc.                              5.63%         6/15/2043     $    8,131
      2,135   Prudential Financial, Inc.                              5.20          3/15/2044          2,127
     10,935   StanCorp Financial Group, Inc.                          6.90          6/01/2067          9,377
                                                                                                  ----------
                                                                                                      28,188
                                                                                                  ----------
              MULTI-LINE INSURANCE (1.1%)
     15,127   Genworth Holdings, Inc.                                 6.15         11/15/2066          5,824
     12,255   Glen Meadow Pass-Through Trust(b)                       6.51          2/12/2067         10,570
     10,510   Nationwide Mutual Insurance Co.(b)                      2.63(h)      12/15/2024         10,096
                                                                                                  ----------
                                                                                                      26,490
                                                                                                  ----------
              MULTI-SECTOR HOLDINGS (0.3%)
      5,325   BNSF Funding Trust I                                    6.61         12/15/2055          5,979
                                                                                                  ----------
              PROPERTY & CASUALTY INSURANCE (2.1%)
     10,800   Allstate Corp.                                          5.75          8/15/2053         11,201
     10,000   AmTrust Financial Services, Inc.                        6.13          8/15/2023         10,510
     11,050   HSB Group, Inc.(d)                                      1.23(h)       7/15/2027          8,287
     14,215   Oil Insurance Ltd.(b)                                   3.31(h)               -(i)      12,651
      6,500   Travelers Companies, Inc.                               6.25          3/15/2067          6,663
                                                                                                  ----------
                                                                                                      49,312
                                                                                                  ----------
              REAL ESTATE DEVELOPMENT (0.1%)
      1,800   Forestar USA Real Estate Group, Inc.(b)                 8.50          6/01/2022          1,811
                                                                                                  ----------
              REGIONAL BANKS (0.9%)
      1,000   Allfirst Preferred Capital Trust                        1.82(h)       7/15/2029            863
      2,000   Compass Bank                                            6.40         10/01/2017          2,125
      2,200   Compass Bank                                            3.88          4/10/2025          2,049
      8,000   Cullen/Frost Capital Trust II                           1.87(h)       3/01/2034          7,105
      4,000   First Maryland Capital Trust I                          1.32(h)       1/15/2027          3,385
      2,000   Huntington Capital Trust II "B"                         0.96(h)       6/15/2028          1,682
      5,039   Manufacturers & Traders Trust Co.                       5.63         12/01/2021          5,014
                                                                                                  ----------
                                                                                                      22,223
                                                                                                  ----------
              REINSURANCE (0.2%)
      4,000   Alterra USA Holdings Ltd.(b)                            7.20          4/14/2017          4,232
                                                                                                  ----------
              THRIFTS & MORTGAGE FINANCE (0.2%)
      2,000   Ocwen Financial Corp.(b)                                6.63          5/15/2019          1,810
      2,400   Walter Investment Management Corp.                      7.88         12/15/2021          1,908
                                                                                                  ----------
                                                                                                       3,718
                                                                                                  ----------
              Total Financials                                                                       156,277
                                                                                                  ----------
              HEALTH CARE (0.1%)
              ------------------
              PHARMACEUTICALS (0.1%)
      2,600   Valeant Pharmaceuticals International, Inc.(b)          6.38         10/15/2020          2,395
                                                                                                  ----------

================================================================================

40  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                             MARKET
AMOUNT                                                               COUPON                            VALUE
(000)         SECURITY                                                RATE           MATURITY          (000)
------------------------------------------------------------------------------------------------------------
              INDUSTRIALS (0.3%)
              ------------------
              AEROSPACE & DEFENSE (0.1%)
$     1,250   Constellis Holdings, LLC & Constellis
                Finance Corp.(b)                                      9.75%         5/15/2020     $    1,042
                                                                                                  ----------
              AIRLINES (0.0%)
        738   America West Airlines, Inc. Pass-Through Trust (INS)    7.93          7/02/2020            792
                                                                                                  ----------
              ELECTRICAL COMPONENTS & EQUIPMENT (0.0%)
        800   Artesyn Embedded Technologies, Inc.(b)                  9.75         10/15/2020            758
                                                                                                  ----------
              MARINE (0.1%)
      1,900   Navios Maritime Holdings, Inc.(b)                       7.38          1/15/2022          1,432
                                                                                                  ----------
              TRADING COMPANIES & DISTRIBUTORS (0.1%)
      3,137   ILFC E-Capital Trust I(b)                               4.57(h)      12/21/2065          2,973
                                                                                                  ----------
              Total Industrials                                                                        6,997
                                                                                                  ----------
              INFORMATION TECHNOLOGY (0.1%)
              -----------------------------
              SYSTEMS SOFTWARE (0.1%)
        150   Ensemble S Merger Sub, Inc.(b)                          9.00          9/30/2023            150
      1,300   Informatica, LLC(b)                                     7.13          7/15/2023          1,251
                                                                                                  ----------
                                                                                                       1,401
                                                                                                  ----------
              Total Information Technology                                                             1,401
                                                                                                  ----------
              MATERIALS (0.2%)
              ----------------
              DIVERSIFIED METALS & MINING (0.2%)
      7,450   Freeport-McMoRan, Inc.                                  5.45          3/15/2043          4,712
                                                                                                  ----------
              TELECOMMUNICATION SERVICES (0.5%)
              ---------------------------------
              INTEGRATED TELECOMMUNICATION SERVICES (0.4%)
      1,250   CenturyLink, Inc.                                       7.65          3/15/2042          1,013
      7,950   Frontier Communications Corp.(b)                       11.00          9/15/2025          7,811
        500   GCI, Inc.                                               6.88          4/15/2025            520
                                                                                                  ----------
                                                                                                       9,344
                                                                                                  ----------
              WIRELESS TELECOMMUNICATION SERVICES (0.1%)
      4,500   Sprint Corp.                                            7.13          6/15/2024          3,465
                                                                                                  ----------
              Total Telecommunication Services                                                        12,809
                                                                                                  ----------
              UTILITIES (2.2%)
              ----------------
              ELECTRIC UTILITIES (0.8%)
      6,085   NextEra Energy Capital Holdings, Inc.                   6.35         10/01/2066          4,762
      7,000   NextEra Energy Capital Holdings, Inc.                   6.65          6/15/2067          5,617
        500   NextEra Energy Capital Holdings, Inc.                   7.30          9/01/2067            491
      7,400   PPL Capital Funding, Inc.                               6.70          3/30/2067          6,107

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  41

================================================================================

------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                             MARKET
AMOUNT                                                               COUPON                            VALUE
(000)         SECURITY                                                RATE           MATURITY          (000)
------------------------------------------------------------------------------------------------------------
$     4,041   Texas Competitive Electric Holdings Co., LLC(f)         4.68%        10/10/2017     $    1,385
                                                                                                  ----------
                                                                                                      18,362
                                                                                                  ----------
              MULTI-UTILITIES (1.4%)
      6,350   Dominion Resources, Inc.                                7.50          6/30/2066          5,533
      3,500   Dominion Resources, Inc.                                2.63(h)       9/30/2066          2,746
      5,291   Integrys Holding, Inc.                                  6.11         12/01/2066          4,274
     12,464   Puget Sound Energy, Inc.                                6.97          6/01/2067         10,439
     13,000   WEC Energy Group, Inc.                                  6.25          5/15/2067         10,725
                                                                                                  ----------
                                                                                                      33,717
                                                                                                  ----------
              Total Utilities                                                                         52,079
                                                                                                  ----------
              Total Corporate Obligations (cost: $297,616)                                           286,301
                                                                                                  ----------
              CONVERTIBLE SECURITIES (0.0%)

              MATERIALS (0.0%)
              ----------------
              GOLD (0.0%)
        681   Hycroft Mining Corp.(d),(j) (cost: $650)               15.00         10/22/2020            783
                                                                                                  ----------

              EURODOLLAR AND YANKEE OBLIGATIONS (3.3%)

              CONSUMER DISCRETIONARY (0.1%)
              -----------------------------
              CABLE & SATELLITE (0.1%)
      1,250   Neptune Finco Corp.(b)                                 10.88         10/15/2025          1,325
                                                                                                  ----------
              ENERGY (0.4%)
              -------------
              OIL & GAS STORAGE & TRANSPORTATION (0.4%)
      9,650   TransCanada PipeLines Ltd.                              6.35          5/15/2067          7,889
      1,400   TransCanada Trust                                       5.63          5/20/2075          1,336
                                                                                                  ----------
                                                                                                       9,225
                                                                                                  ----------
              Total Energy                                                                             9,225
                                                                                                  ----------
              FINANCIALS (1.2%)
              -----------------
              DIVERSIFIED BANKS (0.2%)
      2,000   Barclays Bank plc(b)                                    7.70                  -(i)       2,190
      2,500   LBI hf, acquired 10/12/2007; cost
                $2,500(b),(c),(d),(g)                                 7.43                  -(i)           -
      2,850   Lloyds Bank plc                                         0.69(h)               -(i)       1,742
                                                                                                  ----------
                                                                                                       3,932
                                                                                                  ----------
              LIFE & HEALTH INSURANCE (0.4%)
      9,800   Great-West Life & Annuity Insurance Capital, LP(b)      7.15(h)       5/16/2046          9,886
                                                                                                  ----------
              PROPERTY & CASUALTY INSURANCE (0.6%)
     11,850   QBE Capital Funding III Ltd.(b)                         7.25          5/24/2041         13,168
                                                                                                  ----------

================================================================================

42  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                             MARKET
AMOUNT                                                               COUPON                            VALUE
(000)         SECURITY                                                RATE           MATURITY          (000)
------------------------------------------------------------------------------------------------------------
              REGIONAL BANKS (0.0%)
$     3,000   Glitnir Banki hf, acquired 9/11/2006 - 10/18/2006;
                cost $3,051(b),(c),(d),(g)                            7.45%                 -(i)  $        -
                                                                                                  ----------
              Total Financials                                                                        26,986
                                                                                                  ----------
              GOVERNMENT (0.2%)
              -----------------
              FOREIGN GOVERNMENT (0.2%)
      5,083   Italy Government International Bond                     5.38          6/15/2033          5,843
                                                                                                  ----------
              MATERIALS (0.7%)
              ----------------
              DIVERSIFIED METALS & MINING (0.0%)
        900   Vedanta Resources plc(b)                                6.00          1/31/2019            689
                                                                                                  ----------
              GOLD (0.7%)
     10,400   Kinross Gold Corp.                                      5.95          3/15/2024          8,208
      5,000   Newcrest Finance Proprietary Ltd.(b)                    4.45         11/15/2021          4,657
      4,200   St. Barbara Ltd.(b)                                     8.88          4/15/2018          4,032
                                                                                                  ----------
                                                                                                      16,897
                                                                                                  ----------
              Total Materials                                                                         17,586
                                                                                                  ----------
              UTILITIES (0.7%)
              ----------------
              ELECTRIC UTILITIES (0.7%)
      7,400   Electricite De France S.A.(b)                           5.25                  -(i)       7,178
      6,800   Enel S.p.A.(b)                                          8.75          9/24/2073          7,837
      1,000   SPI Electricity Proprietary Ltd. (INS)(b)               7.25         12/01/2016          1,042
                                                                                                  ----------
                                                                                                      16,057
                                                                                                  ----------
              INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.0%)
        700   AES Gener S.A.(b)                                       8.38         12/18/2073            720
                                                                                                  ----------
              Total Utilities                                                                         16,777
                                                                                                  ----------
              Total Eurodollar and Yankee Obligations (cost: $85,152)                                 77,742
                                                                                                  ----------
              ASSET-BACKED SECURITIES (0.2%)

              FINANCIALS (0.2%)
              -----------------
              ASSET-BACKED FINANCING (0.2%)
      3,000   SLC Student Loan Trust                                  0.77(h)       7/15/2036          2,599
      1,119   SLM Student Loan Trust                                  0.87(h)      10/25/2038            966
                                                                                                  ----------
                                                                                                       3,565
                                                                                                  ----------
              Total Financials                                                                         3,565
                                                                                                  ----------
              Total Asset-Backed Securities (cost: $3,229)                                             3,565
                                                                                                  ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  43

================================================================================

------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                             MARKET
AMOUNT                                                               COUPON                            VALUE
(000)         SECURITY                                                RATE           MATURITY          (000)
------------------------------------------------------------------------------------------------------------
              COLLATERALIZED MORTGAGE OBLIGATIONS (0.1%)

              FINANCIALS (0.1%)
              -----------------
$     1,162   Wells Fargo Mortgage Backed Securities Trust            2.69%(h)      4/25/2035     $    1,099
      1,197   Sequoia Mortgage Trust                                  1.11(h)       9/20/2033          1,057
                                                                                                  ----------
              Total Financials                                                                         2,156
                                                                                                  ----------
              Total Collateralized Mortgage Obligations (cost: $2,234)                                 2,156
                                                                                                  ----------
              COMMERCIAL MORTGAGE SECURITIES (6.6%)

              FINANCIALS (6.6%)
              -----------------
              COMMERCIAL MORTGAGE-BACKED SECURITIES (6.6%)
      2,444   Banc of America Commercial Mortgage, Inc.(b)            5.43         12/10/2042          2,476
     10,000   Banc of America Commercial Mortgage, Inc.               6.04          7/10/2044         10,125
      8,500   Banc of America Commercial Mortgage, Inc.               6.03          5/10/2045          8,568
      2,000   Banc of America Commercial Mortgage, Inc.               5.42         10/10/2045          2,032
      6,000   Banc of America Commercial Mortgage, Inc.               5.59          9/10/2047          5,992
      3,500   Banc of America Commercial Mortgage, Inc.               6.47          2/10/2051          3,579
      4,000   Bear Stearns Commercial Mortgage Securities, Inc.       5.21          2/11/2041          3,996
      3,000   Bear Stearns Commercial Mortgage Securities, Inc.(b)    5.66          9/11/2041          2,953
      2,000   Bear Stearns Commercial Mortgage Securities, Inc.       5.60         10/12/2041          2,004
      8,000   Citigroup Commercial Mortgage Trust                     5.99          3/15/2049          8,102
      1,000   Citigroup Commercial Mortgage Trust                     6.35         12/10/2049            910
     10,000   Commercial Mortgage Loan Trust                          6.02          7/10/2038          9,715
      6,000   Commercial Mortgage Loan Trust                          6.23         12/10/2049          5,971
      4,000   Commercial Mortgage Trust                               5.38         12/10/2046          3,981
      2,000   Commercial Mortgage Trust(b)                            5.54         12/11/2049          2,068
     16,400   Credit Suisse Commercial Mortgage Pass-Through Trust    0.39          2/15/2040         14,904
      2,000   GE Capital Commercial Mortgage Corp.                    5.60         11/10/2045          1,993
      9,355   GE Capital Commercial Mortgage Corp.                    5.61         12/10/2049          9,664
      1,796   GMAC Commercial Mortgage Securities, Inc.               4.97         12/10/2041          1,823
      1,000   GMAC Commercial Mortgage Securities, Inc.               4.98         12/10/2041          1,029
      4,000   GS Mortgage Securities Trust                            5.76          4/10/2038          4,005
      8,000   J.P. Morgan Chase Commercial Mortgage Securities Corp.  5.57          4/15/2043          8,051
      2,000   J.P. Morgan Chase Commercial Mortgage Securities Corp.  5.75         12/15/2044          1,996
      2,000   J.P. Morgan Chase Commercial Mortgage Securities Corp.  5.75         12/15/2044          1,996
      3,675   J.P. Morgan Chase Commercial Mortgage Securities Corp.  6.10          4/15/2045          3,418
      5,000   J.P. Morgan Chase Commercial Mortgage Securities Corp.  5.37          5/15/2047          5,106

================================================================================

44  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                             MARKET
AMOUNT                                                               COUPON                            VALUE
(000)         SECURITY                                                RATE           MATURITY          (000)
------------------------------------------------------------------------------------------------------------
$     2,000   LB-UBS Commercial Mortgage Trust                        5.28%         2/15/2041     $    2,000
      1,137   Merrill Lynch Mortgage Trust                            5.67          7/12/2038          1,137
      1,000   Merrill Lynch Mortgage Trust                            5.70          7/12/2038            999
     11,500   Merrill Lynch Mortgage Trust                            5.86          5/12/2039         11,547
        583   Merrill Lynch Mortgage Trust                            5.01         10/12/2041            584
      1,000   Merrill Lynch Mortgage Trust                            5.64          1/12/2044            999
      3,000   ML-CFC Commercial Mortgage Trust                        5.42          8/12/2048          3,102
      3,000   ML-CFC Commercial Mortgage Trust                        6.07          8/12/2049          3,039
      1,000   Morgan Stanley Capital I Trust                          5.69          3/12/2044            996
      3,400   Wachovia Bank Commercial Mortgage Trust                 5.90          5/15/2043          3,431
                                                                                                  ----------
              Total Financials                                                                       154,291
                                                                                                  ----------
              Total Commercial Mortgage Securities (cost: $145,109)                                  154,291
                                                                                                  ----------
              U.S. GOVERNMENT AGENCY ISSUES (0.3%)(k)

              COMMERCIAL MORTGAGE-BACKED SECURITIES (0.3%)
      8,000   Freddie Mac (+)                                         3.51          4/25/2030          8,301
                                                                                                  ----------
              MORTGAGE-BACKED PASS-THROUGH SECURITIES (0.0%)
          1   Government National Mortgage Assn. I                    6.50          5/15/2023              1
         10   Government National Mortgage Assn. I                    6.50          4/15/2024             12
          1   Government National Mortgage Assn. I                    7.50          3/15/2017              1
          5   Government National Mortgage Assn. I                    7.50          3/15/2017              5
          1   Government National Mortgage Assn. I                    8.00         11/15/2016              1
          1   Government National Mortgage Assn. I                    8.50          1/15/2017              1
                                                                                                  ----------
                                                                                                          21
                                                                                                  ----------
              Total U.S. Government Agency Issues (cost: $8,175)                                       8,322
                                                                                                  ----------
              U.S. TREASURY SECURITIES (8.3%)

              BONDS (7.8%)
     41,520   2.83%, 8/15/2044 (STRIPS Principal)(l)                                                  16,915
     81,500   3.13%, 8/15/2044                                                                        83,573
     16,500   3.00%, 11/15/2044                                                                       16,495
     59,000   3.00%, 5/15/2045                                                                        58,958
     16,700   3.12%, 5/15/2045 (STRIPS Principal)(l)                                                   6,589
                                                                                                  ----------
                                                                                                     182,530
                                                                                                  ----------
              NOTES (0.5%)
     11,000   2.38%, 8/15/2024                                                                        11,174
                                                                                                  ----------
              Total U.S. Treasury Securities (cost: $192,770)                                        193,704
                                                                                                  ----------
              Total Bonds (cost: $734,935)                                                           726,864
                                                                                                  ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  45

================================================================================

------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                             MARKET
AMOUNT                                                               COUPON                            VALUE
(000)          SECURITY                                               RATE           MATURITY          (000)
------------------------------------------------------------------------------------------------------------
               MONEY MARKET INSTRUMENTS (3.6%)

               COMMERCIAL PAPER (0.7%)

               ENERGY (0.2%)
               -------------
               OIL & GAS EXPLORATION & PRODUCTION (0.2%)
$     5,000    Encana Corp.(b),(m)                                    0.52%        12/03/2015     $    5,000
                                                                                                  ----------
               INDUSTRIALS (0.3%)
               ------------------
               ELECTRICAL COMPONENTS & EQUIPMENT (0.2%)
      4,651    Eaton Corp.(b),(m)                                     0.40         12/08/2015          4,650
                                                                                                  ----------
               INDUSTRIAL MACHINERY (0.1%)
      2,640    Pentair Finance S.A.(b),(m)                            0.84         12/01/2015          2,640
                                                                                                  ----------
               Total Industrials                                                                       7,290
                                                                                                  ----------
               UTILITIES (0.2%)
               ----------------
               ELECTRIC UTILITIES (0.2%)
      5,340    South Carolina Fuel Co.(b),(m)                         0.35         12/02/2015          5,340
                                                                                                  ----------
               Total Commercial Paper                                                                 17,630
                                                                                                  ----------

------------------------------------------------------------------------------------------------------------
NUMBER OF
SHARES
------------------------------------------------------------------------------------------------------------
              MONEY MARKET FUNDS (2.9%)
 66,999,634   State Street Institutional Liquid Reserves
                Fund Premier Class, 0.15%(n)                                                          67,000
                                                                                                  ----------

------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT
(000)
------------------------------------------------------------------------------------------------------------
              U.S. TREASURY BILLS (0.0%)
$       400   0.01%, 3/03/2016(o),(p)                                                                    400
                                                                                                  ----------
              Total Money Market Instruments (cost: $85,030)                                          85,030
                                                                                                  ----------

              TOTAL INVESTMENTS (COST: $2,292,830)                                                $2,334,720
                                                                                                  ==========

------------------------------------------------------------------------------------------------------------
                                                                                                  UNREALIZED
NUMBER OF                                                                                      APPRECIATION/
CONTRACTS                                                      EXPIRATION      CONTRACT       (DEPRECIATION)
LONG/(SHORT)  SECURITY                                            DATE        VALUE (000)              (000)
------------------------------------------------------------------------------------------------------------
              FUTURES (0.2%)
         52   Mini MSCI EAFE                                   12/18/2015        $4,534           $       86
                                                                                 ======           ==========

================================================================================

46  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

------------------------------------------------------------------------------------------------------------
($ IN 000s)                                               VALUATION HIERARCHY
------------------------------------------------------------------------------------------------------------

                                              (LEVEL 1)             (LEVEL 2)         (LEVEL 3)
                                          QUOTED PRICES     OTHER SIGNIFICANT       SIGNIFICANT
                                      IN ACTIVE MARKETS            OBSERVABLE      UNOBSERVABLE
ASSETS                             FOR IDENTICAL ASSETS                INPUTS            INPUTS        TOTAL
------------------------------------------------------------------------------------------------------------
U.S. Equity Securities:
  Common Stocks                              $  626,885              $    436            $    -   $  627,321
  Preferred Stocks                                    -                32,835               750       33,585
  Exchange-Traded Funds                         152,820                     -                 -      152,820
  Fixed-Income Exchange-
    Traded Funds                                 61,628                     -                 -       61,628
International Equity Securities:
  Common Stocks                                  28,125               250,160                 -      278,285
  Preferred Stocks                                    -                   655                 -          655
  Exchange-Traded Funds                         304,442                     -                 -      304,442
Precious Metals and
  Commodity-Related Securities:
  Gold                                            5,249                     -               148        5,397
  Silver                                          1,381                     -                 -        1,381
  Exchange-Traded Funds                          27,712                     -                 -       27,712
Global Real Estate Equity
  Securities:
  Common Stocks                                   2,640                11,360                 -       14,000
  Preferred Stocks                                    -                 1,486                 -        1,486
  Exchange-Traded Funds                          14,114                     -                 -       14,114
Bonds:
  Corporate Obligations                               -               278,014             8,287      286,301
  Convertible Securities                              -                     -               783          783
  Eurodollar and Yankee Obligations                   -                77,742                 -       77,742
  Asset-Backed Securities                             -                 3,565                 -        3,565
  Collateralized Mortgage Obligations                 -                 2,156                 -        2,156
  Commercial Mortgage Securities                      -               154,291                 -      154,291
  U.S. Government Agency Issues                       -                 8,322                 -        8,322
  U.S. Treasury Securities                      170,200                23,504                 -      193,704
Money Market Instruments:
  Commercial Paper                                    -                17,630                 -       17,630
  Money Market Funds                             67,000                     -                 -       67,000
  U.S. Treasury Bills                               400                     -                 -          400
Futures(1)                                           86                     -                 -           86
------------------------------------------------------------------------------------------------------------
Total                                        $1,462,682              $862,156            $9,968   $2,334,806
------------------------------------------------------------------------------------------------------------

(1)Futures are valued at the unrealized appreciation/(depreciation) on the investment.

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  47

================================================================================

Reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

------------------------------------------------------------------------------------------------------------
                                              COMMON        PREFERRED          CORPORATE         CONVERTIBLE
                                              STOCKS           STOCKS        OBLIGATIONS          SECURITIES
------------------------------------------------------------------------------------------------------------
Balance as of May 31, 2015                   $     -             $750             $7,666                $  -
Purchases                                      7,511                -                  -                 650
Sales                                              -                -               (580)                  -
Transfers into Level 3                             -                -                  -                   -
Transfers out of Level 3                           -                -                  -                   -
Net realized gain (loss) on investments            -                -                  2                   -
Change in net unrealized appreciation/
  (depreciation) of investments               (7,363)               -              1,199                 133
------------------------------------------------------------------------------------------------------------
Balance as of November 30, 2015              $   148             $750             $8,287                $783
------------------------------------------------------------------------------------------------------------

For the period of June 1, 2015, through November 30, 2015, preferred stocks with a value of $4,016,000 were transferred from Level 1 to Level 2. Due to an assessment of events at the end of the reporting period, these securities had adjustments to their foreign market closing prices to reflect changes in value that occurred after the close of foreign markets and prior to the close of the U.S. securities markets. The Fund's policy is to recognize any transfers into and out of the levels as of the beginning of the period in which the event or circumstance that caused the transfer occurred.

================================================================================

48  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

November 30, 2015 (unaudited)

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 28.8% of net assets at November 30, 2015.

    The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.

o   CATEGORIES AND DEFINITIONS

    EURODOLLAR AND YANKEE OBLIGATIONS - Eurodollar obligations are U.S. dollar-denominated instruments that are issued outside the U.S. capital markets by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions. Yankee obligations are dollar-denominated instruments that are issued by foreign issuers in the U.S. capital markets.

    ASSET-BACKED AND COMMERCIAL MORTGAGE-BACKED SECURITIES - Asset-backed securities represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets. Commercial mortgage-backed securities reflect an interest in, and are secured by,

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  49

================================================================================

    mortgage loans on commercial real property. These securities represent ownership in a pool of loans and are divided into pieces (tranches) with varying maturities. The stated final maturity of such securities represents the date the final principal payment will be made for the last outstanding loans in the pool. The weighted average life is the average time for principal to be repaid, which is calculated by assuming prepayment rates of the underlying loans. The weighted average life is likely to be substantially shorter than the stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments. Stated interest rates on commercial mortgage-backed securities may change slightly over time as underlying mortgages pay down.

    COLLATERALIZED MORTGAGE OBLIGATIONS (CMOs) - Collateralized mortgage obligations are debt obligations of a legal entity that are fully collateralized by a portfolio of mortgages or mortgage-related securities. CMOs are issued in multiple classes (tranches), with specific adjustable or fixed interest rates, varying maturities, and must be fully retired no later than its final distribution date. The cash flow from the underlying mortgages is used to pay off each tranche separately. CMOs are designed to provide investors with more predictable maturities than regular mortgage securities but such maturities can be difficult to predict because of the effect of prepayments.

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    ADR     American depositary receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S.
            dollars.
    REIT    Real estate investment trust
    STRIPS  Separate trading of registered interest and principal of securities

    CREDIT ENHANCEMENTS - add the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal and interest payments when due. The enhancement may be provided by a high-quality bank, insurance company or other corporation, or a collateral trust. The enhancements do not guarantee the market values of the securities.

================================================================================

50  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

    (INS) Principal and interest payments are insured by AMBAC Assurance Corp. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons, and there is no assurance that the insurance company will meet its obligations.

o   SPECIFIC NOTES

    (a) Securities with a value of $262,611,000, which represented 11.2% of the Fund's net assets, were classified as Level 2 at November 30, 2015, due to the prices being adjusted to take into account significant market movements following the close of local trading.

    (b) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by USAA Asset Management Company (the Manager) under liquidity guidelines approved by USAA Mutual Funds Trust's Board of Trustees (the Board), unless otherwise noted as illiquid.

    (c) Security deemed illiquid by the Manager, under liquidity guidelines approved by the Board. The aggregate market value of these securities at November 30, 2015, was $898,000, which represented less than 0.1% of the Fund's net assets.

    (d) Security was fair valued at November 30, 2015, by the Manager in accordance with valuation procedures approved by the Board. The total value of all such securities was $9,968,000, which represented 0.4% of the Fund's net assets.

    (e) The security, or a portion thereof, is segregated to cover the value of open futures contracts at November 30, 2015.

    (f) Senior loan (loan) - is not registered under the Securities Act of 1933. The loan contains certain restrictions on resale and cannot be sold publicly. The stated interest rate represents the weighted average

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  51

================================================================================

         interest rate of all contracts within the senior loan facility and includes commitment fees on unfunded loan commitments. The interest rate is adjusted periodically, and the rate disclosed represents the current rate at November 30, 2015. The weighted average life of the loan is likely to be shorter than the stated final maturity date due to mandatory or optional prepayments. The loan is deemed liquid by the Manager, under liquidity guidelines approved by Board, unless otherwise noted as illiquid.

    (g) At November 30, 2015, the issuer was in default with respect to interest and/or principal payments.

    (h) Variable-rate or floating-rate security - interest rate is adjusted periodically. The interest rate disclosed represents the rate at November 30, 2015.

    (i) Security is perpetual and has no final maturity date but may be subject to calls at various dates in the future.

    (j) Pay-in-kind (PIK) - security in which the issuer has the option to make interest or dividend payments in cash or in additional securities. The security issued with the interest or dividend payment option usually has the same terms, including maturity date, as the PIK securities.

    (k) U.S. government agency issues - Mortgage-backed securities issued by certain U.S. Government Sponsored Enterprises (GSEs) such as the Government National Mortgage Association (GNMA or Ginnie Mae) and certain other U.S. government guaranteed securities are supported by the full faith and credit of the U.S. government. Securities issued by other GSEs, such as Freddie Mac (Federal Home Loan Mortgage Corporation or FHLMC) and Fannie Mae (Federal National Mortgage Association or
         FNMA), indicated with a "+", are supported only by the right of the GSE to borrow from the U.S. Treasury, the discretionary authority of the U.S. government to purchase the GSEs' obligations, or only by the credit of the issuing agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U.S. Treasury. In September of 2008,

================================================================================

52  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

         the U.S. Treasury placed Fannie Mae and Freddie Mac under conservatorship and appointed the Federal Housing Finance Agency (FHFA) to act as conservator and oversee their daily operations. In addition, the U.S. Treasury entered into purchase agreements with Fannie Mae and Freddie Mac to provide them with capital in exchange for senior preferred stock. While these arrangements are intended to ensure that Fannie Mae and Freddie Mac can continue to meet their obligations, it is possible that actions by the U.S. Treasury, FHFA, or others could adversely impact the value of the Fund's investments in securities issued by Fannie Mae and Freddie Mac.

    (l) Zero-coupon security. Rate represents the effective yield at the date of purchase.

    (m) Commercial paper issued in reliance on the "private placement" exemption from registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (Section 4(2) Commercial Paper). Unless this commercial paper is subsequently registered, a resale of this commercial paper in the United States must be effected in a transaction exempt from registration under the Securities Act of 1933.
         Section 4(2) commercial paper is normally resold to other investors through or with the assistance of the issuer or an investment dealer who makes a market in this security, and as such has been deemed liquid by the Manager under liquidity guidelines approved by the Board, unless otherwise noted as illiquid.

    (n) Rate represents the money market fund annualized seven-day yield at November 30, 2015.

    (o) Securities offered at a discount to face value rather than at a stated coupon rate. Rates represent the discount rates at purchase date.

    (p) Securities with a value of $400,000 are segregated as collateral for initial margin requirements on open futures contracts.

      *  Non-income-producing security.

See accompanying notes to financial statements.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  53

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

November 30, 2015 (unaudited)

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (cost of $2,292,830)                                $2,334,720
   Cash                                                                                                   54
   Cash denominated in foreign currencies (identified cost of $517)                                      505
   Receivables:
       Capital shares sold                                                                               948
       Dividends and interest                                                                          9,756
       Securities sold                                                                                16,826
                                                                                                  ----------
           Total assets                                                                            2,362,809
                                                                                                  ----------
LIABILITIES
   Payables:
       Securities purchased                                                                           16,599
       Capital shares redeemed                                                                         1,467
   Variation margin on futures contracts                                                                   3
   Accrued management fees                                                                             1,350
   Accrued transfer agent's fees                                                                          68
   Other accrued expenses and payables                                                                   242
                                                                                                  ----------
           Total liabilities                                                                          19,729
                                                                                                  ----------
               Net assets applicable to capital shares outstanding                                $2,343,080
                                                                                                  ==========
NET ASSETS CONSIST OF:
   Paid-in capital                                                                                $2,237,674
   Accumulated undistributed net investment income                                                    44,179
   Accumulated net realized gain on investments and futures transactions                              19,318
   Net unrealized appreciation of investments, options, and futures contracts                         41,976
   Net unrealized depreciation of foreign currency translations                                          (67)
                                                                                                  ----------
               Net assets applicable to capital shares outstanding                                $2,343,080
                                                                                                  ==========
   Capital shares outstanding, unlimited number of shares authorized, no par value                    94,174
                                                                                                  ==========
   Net asset value, redemption price, and offering price per share                                $    24.88
                                                                                                  ==========

See accompanying notes to financial statements.

================================================================================

54  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Six-month period ended November 30, 2015 (unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends (net of foreign taxes withheld of $252)                                               $  18,675
   Interest                                                                                           22,290
                                                                                                   ---------
           Total income                                                                               40,965
                                                                                                   ---------
EXPENSES
   Management fees                                                                                     8,720
   Administration and servicing fees                                                                   1,799
   Transfer agent's fees                                                                               2,552
   Custody and accounting fees                                                                           250
   Postage                                                                                               145
   Shareholder reporting fees                                                                             69
   Trustees' fees                                                                                         13
   Registration fees                                                                                      27
   Professional fees                                                                                      81
   Other                                                                                                  19
                                                                                                   ---------
           Total expenses                                                                             13,675
                                                                                                   ---------
NET INVESTMENT INCOME                                                                                 27,290
                                                                                                   ---------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FOREIGN CURRENCY, OPTIONS, AND FUTURES CONTRACTS
   Net realized gain (loss) on:
      Unaffiliated transactions                                                                       41,254
      Affiliated transactions (Note 7)                                                                   (15)
      Foreign currency transactions                                                                      (34)
      Options                                                                                             92
      Futures transactions                                                                              (362)
   Change in net unrealized appreciation/(depreciation) of:
      Investments                                                                                   (201,383)
      Foreign currency translations                                                                       16
      Options                                                                                            608
      Futures contracts                                                                                  (77)
                                                                                                   ---------
           Net realized and unrealized loss                                                         (159,901)
                                                                                                   ---------
   Decrease in net assets resulting from operations                                                $(132,611)
                                                                                                   =========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  55

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Six-month period ended November 30, 2015 (unaudited), and year ended
May 31, 2015

------------------------------------------------------------------------------------------------------------
                                                                               11/30/2015          5/31/2015
------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                                       $   27,290         $   53,562
   Net realized gain on investments                                                41,239             90,838
   Net realized gain on long-term capital gain
      distributions from other investment companies                                     -                334
   Net realized loss on foreign currency transactions                                 (34)            (1,030)
   Net realized gain (loss) on options                                                 92             (5,399)
   Net realized gain (loss) on futures transactions                                  (362)             1,403
   Change in net unrealized appreciation/(depreciation) of:
       Investments                                                               (201,383)           (57,834)
       Foreign currency translations                                                   16                (77)
       Options                                                                        608              4,519
       Futures contracts                                                              (77)              (903)
                                                                               -----------------------------
       Increase (decrease) in net assets resulting from operations               (132,611)            85,413
                                                                               -----------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                                               -             (60,460)
                                                                               -----------------------------
FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold                                                      105,372            294,582
   Reinvested dividends                                                                 -             59,823
   Cost of shares redeemed                                                       (156,229)          (344,297)
                                                                               -----------------------------
       Increase (decrease) in net assets from capital share transactions          (50,857)            10,108
                                                                               -----------------------------
   Net increase (decrease) in net assets                                         (183,468)            35,061

NET ASSETS
   Beginning of period                                                          2,526,548          2,491,487
                                                                               -----------------------------
   End of period                                                               $2,343,080         $2,526,548
                                                                               =============================
Accumulated undistributed net investment income:
   End of period                                                               $   44,179         $   16,889
                                                                               =============================
CHANGE IN SHARES OUTSTANDING
   Shares sold                                                                      4,177             11,302
   Shares issued for dividends reinvested                                               -              2,334
   Shares redeemed                                                                 (6,195)           (13,207)
                                                                               -----------------------------
       Increase (decrease) in shares outstanding                                   (2,018)               429
                                                                               =============================

See accompanying notes to financial statements.

================================================================================

56  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

NOTES TO FINANCIAL STATEMENTS

November 30, 2015 (unaudited)

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 54 separate funds. Additionally, the Fund qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this semiannual report pertains only to the USAA Cornerstone Moderately Aggressive Fund (the Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is to achieve capital appreciation with a secondary focus on current income.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager), an affiliate of the Fund.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  57

================================================================================

    Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used.

    2. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not need to be reflected in the value of the Fund's foreign securities. However, the Manager and the Fund's subadviser(s) will monitor for events that would materially affect the value of the Fund's foreign securities. The Fund's subadviser(s) have agreed to notify the Manager of significant events they identify that would materially affect the value of the Fund's foreign securities. If the Manager determines that a particular event would materially affect the value of the Fund's foreign securities, then the Committee will consider such available information that it deems relevant and will determine a fair value for the affected foreign securities in

================================================================================

58  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

        accordance with valuation procedures. In addition, information from an external vendor or other sources may be used to adjust the foreign market closing prices of foreign equity securities to reflect what the Committee believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events that occur on a fairly regular basis (such as U.S. market movements) are significant.

    3. Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day.

    4. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

    5. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to value a security when, in the Service's judgment, these prices are readily available and are representative of the security's market value. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions.

    6.  Repurchase agreements are valued at cost.

    7. Futures are valued at the last sale price at the close of market on the principal exchange on which they are traded or, in the absence of any transactions that day, the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices closest to the last reported sale price.

    8.  Options are valued by a pricing service at the National Best Bid/Offer
        (NBBO) composite price, which is derived from the best

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  59

================================================================================

        available bid and asked prices in all participating options exchanges determined to most closely reflect market value of the options at the time of computation of the Fund's NAV.

    9. Forward foreign currency contracts are valued on a daily basis using forward foreign currency exchange rates obtained from an independent pricing service.

    10. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

================================================================================

60  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes. Level 2 securities include certain equity securities, which are valued based on methods discussed in Note 1A2, certain bonds, which are valued based on methods discussed in Note 1A5, and commercial paper, which is valued at amortized cost.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

    For the securities valued using significant unobservable inputs, market quotations were not available from the pricing services. As such, the securities were valued in good faith using methods determined by the Manager, under valuation procedures approved by the Board. The valuation of some securities falling in the Level 3 category are primarily supported by discounted prior tender offer or quoted prices obtained from broker-dealers participating in the market for these securities. However, these securities are included in the Level 3 category due to limited market transparency and or a lack of corroboration to support the quoted prices.

    Refer to the Portfolio of Investments for a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value.

C. DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES - The Fund may buy, sell, and enter into certain types of derivatives, including, but not limited to futures contracts, options, options on futures contracts, and forward currency contracts, under circumstances in which such instruments are expected by the portfolio manager to aid in achieving the Fund's investment objective. The Fund also may use derivatives in circumstances

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  61

================================================================================

    where the portfolio manager believes they offer an economical means of gaining exposure to a particular asset class or securities market or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. With exchange-listed futures contracts and options, counterparty credit risk to the Fund is limited to the exchange's clearinghouse which, as counterparty to all exchange-traded futures contracts and options, guarantees the transactions against default from the actual counterparty to the trade. The Fund's derivative agreements held at November 30, 2015, did not include master netting provisions.

    FUTURES CONTRACTS - The Fund is subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Fund is required to deposit with the broker in either cash or securities an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Upon entering into such contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly in an unfavorable direction, in which case, the Fund may not achieve the anticipated benefits of the futures contracts.

    OPTIONS TRANSACTIONS - The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may use options on underlying instruments, namely, equity securities, ETFs, and equity indexes, to gain exposure to, or hedge against, changes in the value of equity securities, ETFs, or equity indexes. A call option gives the

================================================================================

62  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

    purchaser the right to buy, and the writer the obligation to sell, the underlying instrument at a specified price during a specified period. Conversely, a put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying instrument at a specified price during a specified period. The purchaser of the option pays a premium to the writer of the option.

    Premiums paid for purchased options are included in the Fund's Statement of Assets and Liabilities as an investment. If a purchased option expires unexercised, the premium paid is recognized as a realized loss. If a purchased call option on a security is exercised, the cost of the security acquired includes the exercise price and the premium paid. If a purchased put option on a security is exercised, the realized gain or loss on the security sold is determined from the exercise price, the original cost of the security, and the premium paid. The risk associated with purchasing a call or put option is limited to the premium paid.

    Premiums received from writing options are included in the Fund's Statement of Assets and Liabilities as a liability. If a written option expires unexercised, the premium received is recognized as a realized gain. If a written call option on a security is exercised, the realized gain or loss on the security sold is determined from the exercise price, the original cost of the security, and the premium received. If a written put option on a security is exercised, the cost of the security acquired is the exercise price paid less the premium received. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

    In an attempt to reduce the Fund's volatility over time, the Fund may implement a strategy that involves purchasing and selling options on indexes or ETFs that represent the Fund's exposure against a highly correlated stock portfolio. The combination of the diversified stock portfolio with index or ETF options is designed to provide the Fund with consistent returns over a wide range of equity market environments. This strategy may not fully protect the Fund against declines in the portfolio's value, and the Fund could experience a loss. Options on ETFs are similar to options on individual securities in that the holder of the

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  63

================================================================================

    ETF call (or put) has the right to receive (or sell) shares of the underlying ETF at the strike price on or before exercise date. Options on securities indexes are different from options on individual securities in that the holder of the index option has the right to receive an amount of cash equal to the difference between the exercise price and the settlement value of the underlying index as defined by the exchange. If an index option is exercised, the realized gain or loss is determined by the exercise price, the settlement value, and the premium amount paid or received.

    FAIR VALUES OF DERIVATIVE INSTRUMENTS AS OF NOVEMBER 30, 2015*
    (IN THOUSANDS)

                            ASSET DERIVATIVES           LIABILITY DERIVATIVES
--------------------------------------------------------------------------------
                        STATEMENT OF                   STATEMENT OF
DERIVATIVES NOT         ASSETS AND                     ASSETS AND
ACCOUNTED FOR AS        LIABILITIES                    LIABILITIES
HEDGING INSTRUMENTS     LOCATION          FAIR VALUE   LOCATION      FAIR VALUE
--------------------------------------------------------------------------------
Equity contracts        Net unrealized       $86**                       $-
                        appreciation of
                        investments,
                        options, and
                        futures contracts
--------------------------------------------------------------------------------

    * For open derivative instruments as of November 30, 2015, see the Portfolio of Investments, which also is indicative of activity for the period ended November 30, 2015.
    ** Includes cumulative appreciation (depreciation) of futures as reported on the Portfolio of Investments. Only current day's variation margin is reported within the Statement of Assets and Liabilities.

    THE EFFECT OF DERIVATIVE INSTRUMENTS ON THE STATEMENT OF OPERATIONS FOR THE SIX-MONTH PERIOD ENDED NOVEMBER 30, 2015
    (IN THOUSANDS)

                                                                                      CHANGE IN
                                                                                      UNREALIZED
DERIVATIVES NOT                                                  REALIZED             APPRECIATION
ACCOUNTED FOR AS               STATEMENT OF                      GAIN (LOSS)          (DEPRECIATION)
HEDGING INSTRUMENTS            OPERATIONS LOCATION               ON DERIVATIVES       ON DERIVATIVES
------------------------------------------------------------------------------------------------------
Equity contracts               Net realized gain                   $(270)                  $531
                               (loss) on options and
                               futures transactions /
                               Change in net unrealized
                               appreciation/(depreciation)
                               of options and futures
                               contracts
------------------------------------------------------------------------------------------------------

================================================================================

64  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

D. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

E. INVESTMENTS IN SECURITIES - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Discounts and premiums are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities. Foreign income and capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable, as a reduction to such income and realized gains. These foreign taxes have been provided for in accordance with the understanding of the applicable countries' tax rules and rates.

F. FOREIGN CURRENCY TRANSLATIONS - The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

    1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

    2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

    The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  65

================================================================================

    Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal year, these net realized foreign currency gains/losses are reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income on the Statement of Assets and Liabilities as such amounts are treated as ordinary income/loss for tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

G. SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS - Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a delayed-delivery or when-issued basis may increase the volatility of the Fund's NAV to the extent that the Fund makes such purchases while remaining substantially fully invested.

H. EXPENSES PAID INDIRECTLY - Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the six-month period ended November 30, 2015, there were no custodian and other bank credits.

I. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of

================================================================================

66  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

    representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

J. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR).

The USAA Funds that are party to the loan agreement are assessed facility fees by CAPCO in the amount of 9.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2015, the maximum annual facility fee was 7.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the USAA Funds based on their respective average net assets for the period.

The USAA Funds may request an optional increase of the committed loan agreement up to $750 million. If the USAA Funds increase the committed loan agreement above the $500 million, the assessed facility fee by CAPCO will be increased to
10.0 basis points.

For the six-month period ended November 30, 2015, the Fund paid CAPCO facility fees of $6,000, which represents 3.4% of the total fees paid to CAPCO by the USAA Funds. The Fund had no borrowings under this agreement during the six-month period ended November 30, 2015.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  67

================================================================================

(3) DISTRIBUTIONS

The tax basis of distributions and any accumulated undistributed net investment income will be determined based upon the Fund's tax year-end of May 31, 2016, in accordance with applicable tax law.

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

At May 31, 2015, the Fund had pre-enactment capital loss carryforwards of $14,716,000, and no post-enactment capital loss carryforwards, for federal income tax purposes. If not offset by subsequent capital gains, the pre-enactment capital loss carryforwards will expire in 2018. It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used or expire.

For the six-month period ended November 30, 2015, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax positions to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the six-month period ended November 30, 2015, were $821,658,000 and $845,959,000, respectively.

As of November 30, 2015, the cost of securities, including short-term securities, for federal income tax purposes, was approximately the same as that reported in the financial statements.

Gross unrealized appreciation and depreciation of investments as of November 30, 2015, were $175,681,000 and $133,791,000, respectively, resulting in net unrealized appreciation of $41,890,000.

================================================================================

68  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

For the six-month period ended November 30, 2015, transactions in written call and put options* were as follows:

                                                                        PREMIUMS
                                                         NUMBER OF      RECEIVED
                                                         CONTRACTS       (000'S)
                                                         -----------------------
Outstanding at May 31, 2015                                    600       $1,154
Options written                                                  -            -
Options terminated in closing purchase transactions           (300)        (720)
Options expired                                               (300)        (434)
                                                         -----------------------
Outstanding at November 30, 2015                                 -           $-
                                                         =======================

* Refer to Note 1C for a discussion of derivative instruments and how they are accounted for in the Fund's financial statements.

(5) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund and for directly managing the day-to-day investment of a portion of the Fund's assets, subject to the authority of and supervision by the Board. The Manager is also authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a portion of the Fund's assets.

    The Manager monitors each subadviser's performance through quantitative and qualitative analysis, and periodically recommends to the Board as to whether each subadviser's agreement should be renewed, terminated, or modified. The Manager is also responsible for allocating assets to the subadviser(s). The allocation for each subadviser can range from 0% to 100% of the Fund's assets, and the Manager can change the allocations without shareholder approval.

    The investment management fee for the Fund is comprised of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.70% of the Fund's average net

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  69

================================================================================

    assets. Prior to October 1, 2015, the base investment management fee was 0.75% of the Fund's average net assets.

    The performance adjustment is calculated monthly by comparing the Fund's performance over the performance period to that of the Lipper Index. The Lipper Index tracks the total return performance of the 30 largest funds within a category consisting of funds that allocate their investments across various asset classes, including both domestic and foreign stocks, bonds, and money market instruments with a focus on total return, and which have at least 25% of their portfolio invested in securities traded outside of the United States. The following table is utilized to determine the extent of the performance adjustment:

OVER/UNDER PERFORMANCE
RELATIVE TO INDEX                                         ANNUAL ADJUSTMENT RATE
(IN BASIS POINTS)(1)                                      (IN BASIS POINTS)(1)
--------------------------------------------------------------------------------
+/- 100 to 400                                            +/- 4
+/- 401 to 700                                            +/- 5
+/- 701 and greater                                       +/- 6

    (1)Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest basis point. Average net assets are calculated over a rolling 36-month period.

    The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

    Under the performance fee arrangement, the Fund will pay a positive performance fee adjustment for a performance period whenever the Fund outperforms the Lipper Index over that period, even if the Fund had overall negative returns during the performance period.

    For the six-month period ended November 30, 2015, the Fund incurred total management fees, paid or payable to the Manager, of $8,720,000, which included a (0.01%) performance adjustment of $(81,000).

================================================================================

70  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

B. SUBADVISORY ARRANGEMENT(S) - The Manager entered into an Investment Subadvisory Agreement with Quantitative Management Associates, LLC (QMA), under which QMA directs the investment and reinvestment of a portion of the Fund's assets (as allocated from time to time by the Manager).

    The Manager (not the Fund) pays QMA a subadvisory fee in the annual amount of 0.25% of the portion of the Fund's average net assets that QMA manages. For the six-month period ended November 30, 2015, the Manager incurred subadvisory fees with respect to the Fund, paid or payable to QMA, of $351,000.

C. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of the Fund's average net assets. For the six-month period ended November 30, 2015, the Fund incurred administration and servicing fees, paid or payable to the Manager, of $1,799,000.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the six-month period ended November 30, 2015, the Fund reimbursed the Manager $30,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

D.  TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA
    Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. For the six-month period ended November 30, 2015, the Fund incurred transfer agent's fees, paid or payable to SAS, of $2,552,000.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  71

================================================================================

E. UNDERWRITING SERVICES - USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no commissions or fees for this service.

(6) TRANSACTIONS WITH AFFILIATES

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(7) SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

During the six-month period ended November 30, 2015, in accordance with affiliated transaction procedures approved by the Board, purchases and sales of security transactions were executed between the Fund and the following affiliated USAA Funds at the then-current market price with no brokerage commissions incurred.

                                                                   NET REALIZED
                                                      COST TO     GAIN/(LOSS) TO
         SELLER                   PURCHASER          PURCHASER        SELLER
--------------------------------------------------------------------------------
USAA Cornerstone Moderately    USAA Short-Term
  Aggressive                     Bond               $20,356,000      $(15,000)

================================================================================

72  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

(8) FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout each period is as follows:

                              SIX-MONTH
                             PERIOD ENDED
                             NOVEMBER 30,                       YEAR ENDED MAY 31,
                           ---------------------------------------------------------------------------------
                                 2015          2015          2014          2013           2012          2011
                           ---------------------------------------------------------------------------------
Net asset value at
  beginning of period      $    26.27    $    26.02    $    24.17    $    21.48     $    24.05    $    20.43
                           ---------------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income           .29           .56           .62           .61            .65           .57
  Net realized and
    unrealized gain (loss)      (1.68)          .33          1.83          2.69          (2.58)         3.67(a)
                           ---------------------------------------------------------------------------------
Total from investment
  operations                    (1.39)          .89          2.45          3.30          (1.93)         4.24
                           ---------------------------------------------------------------------------------
Less distributions from:
  Net investment income             -          (.64)         (.60)         (.61)          (.64)         (.62)
                           ---------------------------------------------------------------------------------
Net asset value at
  end of period            $    24.88    $    26.27    $    26.02    $    24.17     $    21.48    $    24.05
                           =================================================================================
Total return (%)*               (5.29)         3.47         10.24         15.49          (7.96)        20.93(a)
Net assets at end of
  period (000)             $2,343,080    $2,526,548    $2,491,487    $2,294,760     $2,030,805    $2,294,249
Ratios to average
  net assets:**
  Expenses (%)(b)                1.14(d)       1.16          1.18(c)       1.22           1.27          1.25(c)
  Expenses, excluding
    reimbursements (%)(b)        1.14(d)       1.16          1.18          1.22           1.27          1.27
  Net investment income (%)      2.27(d)       2.14          2.46          2.54           2.87          2.51
Portfolio turnover (%)             35            62            57            81             77(e)        117

*   Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the
    Lipper reported return. Total returns for periods of less than one year are not annualized.
**  For the six-month period ended November 30, 2015, average net assets were
    $2,397,172,000.
(a) During the year ended May 31, 2011, the Manager reimbursed the Fund $10,000 for a loss incurred from the disposal of an investment in error. The effect of this reimbursement of the Fund's net realized loss and total return was less than $0.01/0.01% per share.
(b) Reflects total annual operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios as follows:
                                    -             -          (.00%)(+)     (.00%)(+)      (.00%)(+)     (.00%)(+)
    (+) Represents less than 0.01% of average net assets.
(c) Prior to October 1, 2013, the Manager voluntarily agreed to limit the annual expenses of the Fund to 1.28% of the Fund's average net assets. Prior to
    October 1, 2010, the voluntary expense limit was 1.19%.
(d) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(e) Trading activity due to changes in subadviser(s) and asset allocation strategies.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  73

================================================================================

EXPENSE EXAMPLE

November 30, 2015 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of June 1, 2015, through November 30, 2015.

ACTUAL EXPENSES

The line labeled "actual" in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to

================================================================================

74  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                          EXPENSES PAID
                                  BEGINNING            ENDING             DURING PERIOD*
                                ACCOUNT VALUE       ACCOUNT VALUE         JUNE 1, 2015 -
                                JUNE 1, 2015      NOVEMBER 30, 2015     NOVEMBER 30, 2015
                               -----------------------------------------------------------
Actual                           $1,000.00            $  947.10**             $5.55**

Hypothetical
  (5% return before expenses)     1,000.00             1,019.30**              5.76**

 *Expenses are equal to the Fund's annualized expense ratio of 1.14%, which is net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/366 days (to reflect the one-half-year period). The Fund's actual ending account value is based on its actual total return of (5.29)% for the six-month period of June 1, 2015, through November 30, 2015.

**The Fund's annualized expense ratio of 1.14% above reflects a change effective
  October 1, 2015. The Manager's management fee changed from 0.75% to 0.70% of the Fund's average net assets. The effect of the management fee change on the Fund's total return was 0.01%. Had the expense limitation ratio of 0.70% been in effect for the entire six-month period of June 1, 2015, through November 30, 2015, the Funds' expense ratio would have been 1.09% and the values in the table above would be as shown below.

                                                                          EXPENSES PAID
                                   BEGINNING            ENDING            DURING PERIOD
                                 ACCOUNT VALUE       ACCOUNT VALUE        JUNE 1, 2015 -
                                 JUNE 1, 2015      NOVEMBER 30, 2015    NOVEMBER 30, 2015
                                ----------------------------------------------------------
Actual                            $1,000.00            $  947.50              $5.31

Hypothetical
  (5% return before expenses)      1,000.00             1,019.55               5.50

================================================================================

                                                           EXPENSE EXAMPLE |  75

================================================================================
TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select your mutual fund
AT USAA.COM                          account and either click the link or
                                     select 'I want to...' and select
OR CALL                              the desired action.
(800) 531-USAA (8722)
(210) 531-8722
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

                                                                  --------------
      USAA                                                           PRSRT STD
      9800 Fredericksburg Road                                     U.S. Postage
      San Antonio, TX 78288                                            PAID
                                                                       USAA
                                                                  --------------

>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]
        USAA      We know what it means to serve.(R)

   =============================================================================
   27800-0116                                (C)2016, USAA. All rights reserved.

   [LOGO OF USAA]
   USAA(R)

                      [GRAPHIC OF USAA CORNERSTONE MODERATELY CONSERVATIVE FUND]

 ==============================================================

       SEMIANNUAL REPORT
       USAA CORNERSTONE MODERATELY CONSERVATIVE FUND
       NOVEMBER 30, 2015

 ==============================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"A NEW YEAR IS A GREAT TIME TO REEVALUATE YOUR
INVESTMENT PLAN TO HELP ENSURE YOU ARE STAYING      [PHOTO OF BROOKS ENGLEHARDT]
ON TRACK TOWARD YOUR FINANCIAL GOALS."

--------------------------------------------------------------------------------

JANUARY 2016

The financial markets were volatile during the reporting period ended November 30, 2015, but U.S. stocks, the broad U.S. fixed-income market, and longer-term U.S. Treasury securities had experienced minimal change when the reporting period came to an end. Emerging markets stocks, in contrast, generally suffered losses, while stocks in non-U.S. developed markets also declined, though to a lesser extent.

When the reporting period began in June 2015, Greece was once again in the headlines, as the country's debt problems reemerged and investors speculated about the future of the European Union. During July 2015, market turbulence increased. Worries about China's slow economic growth triggered a steep decline in the Chinese equity market, with many other emerging stock markets falling in a similar fashion. In response, the Chinese authorities surprised many investors by devaluing its currency, which added to investors' existing concerns about the health of the global economy. The result was a broad sell-off in riskier asset classes and a flight to the perceived safety of U.S. Treasury securities.

Meanwhile, a divergence in global economic growth was reflected in the monetary policies being pursued by the world's central banks. Persistent economic weakness outside the United States led many central banks to cut interest rates and boost quantitative easing, resulting in low--and even negative--global interest rates. At the same time, the U.S. economy continued to grow, albeit slowly, and the Federal Reserve (the Fed) strongly signaled that it would begin to raise interest rates for the first time in seven years. As a result, shorter-term U.S. Treasury yields rose during the reporting period, while longer-term U.S. Treasury yields edged up slightly. On December 16, 2015, the Fed raised the target range for the federal funds rate from 0.25% to 0.50%. At USAA Investments, we believe it is less important when the first interest rate increase occurs than how quickly the Fed affects interest rates. We have long believed Fed policymakers are unlikely to raise interest rates rapidly because they will not want to jeopardize the U.S. economy. In addition, there appears to be no pressing reason, such as a higher rate of inflation, for them

================================================================================

================================================================================

to do so. Therefore, the modest interest rate increase in December 2015 is consistent with our outlook.

Also of note during the reporting period was the steady decline in commodities prices. What caused the drop in oil, natural gas, coal, and industrial metals prices? In our opinion, there was no single reason. Certainly, the divergence in global economic growth and central bank monetary policy created uncertainty in the world's commodities markets. But softening global demand and, in the case of energy, an increase in supply were also key factors. In addition, commodities are generally priced in U.S. dollars and the appreciation of the U.S. dollar during the reporting period dampened prices.

A new year is a great time to reevaluate your investment plan to help ensure you are staying on track toward your financial goals. Investors also may want to consider making a 2016 IRA contribution. The sooner investors invest their money, the sooner it can start working for them. For assistance, please feel free to give our financial advisors a call.

Looking ahead, we expect to see continued volatility--at least in the near term--in the financial markets. It's been several years since we've seen this kind of market turbulence, so the events of the reporting period are a helpful reminder that volatility is to be expected from time to time and is normal market behavior. Long-term investors should strive to make decisions based on their long-term objectives, time horizon, and risk tolerance, rather than in response to market turmoil.

On behalf of all of us at USAA Investments, we wish you a happy, healthy, and prosperous year in 2016. Thank you for your continued investment in our family of mutual funds.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. o As interest rates rise, bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened.
o Investments in foreign securities are subject to additional and more diverse risks, including but not limited to currency fluctuations, market illiquidity, and political and economic instability. Foreign investing may result in more rapid and extreme changes in value than investments made exclusively in the securities of U.S. companies. There may be less publicly available information relating to foreign companies than those in the U.S. Foreign securities may also be subject to foreign taxes. Investments made in emerging market countries may be particularly volatile. Economies of emerging market countries are generally less diverse and mature than more developed countries and may have less stable political systems. o Investments provided by USAA Investment Management Company and USAA Financial Advisors Inc., both registered broker dealers, and affiliates.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

FUND OBJECTIVE                                                                1

MANAGERS' COMMENTARY                                                          2

INVESTMENT OVERVIEW                                                           6

FINANCIAL INFORMATION

    Portfolio of Investments                                                 11

    Notes to Portfolio of Investments                                        28

    Financial Statements                                                     32

    Notes to Financial Statements                                            35

EXPENSE EXAMPLE                                                              49

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2016, USAA. All rights reserved.

200994-0116

================================================================================

================================================================================

FUND OBJECTIVE

THE USAA CORNERSTONE MODERATELY CONSERVATIVE FUND (THE FUND) SEEKS CURRENT INCOME WITH A SECONDARY FOCUS ON CAPITAL APPRECIATION.

--------------------------------------------------------------------------------

TYPES OF INVESTMENTS

The Fund invests in equity securities, bonds, and money market instruments. The Fund will have a target asset class allocation of approximately 40% equity securities and 60% fixed-income securities. The actual asset class allocation can deviate from time to time from these targets as market conditions warrant. The implementation of the asset allocation may involve the extensive use of equity and fixed-income exchange-traded funds (ETFs). The Fund may invest in securities issued by domestic or foreign companies. The Fund also may invest in fixed-income securities that are investment grade and below investment grade.

The Fund also may use alternative investment strategies, such as investments in real estate investment trusts and precious metals and minerals companies, and other instruments, including futures and options, from time to time in an attempt to reduce its volatility over time and to enhance the Fund's return and diversification.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's set rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

                                                             FUND OBJECTIVE |  1

================================================================================

MANAGERS' COMMENTARY ON THE FUND

USAA Asset Management Company

      JOHN P. TOOHEY, CFA                      ARNOLD J. ESPE, CFA
      WASIF A. LATIF                           DAN DENBOW, CFA

--------------------------------------------------------------------------------

o  HOW DID THE GLOBAL FINANCIAL MARKETS PERFORM DURING THE REPORTING PERIOD?

   The reporting period ended November 30, 2015, proved to be a challenging time for the world financial markets, as concerns about slow global growth, China's currency devaluation, and the potential for an interest rate increase by the Federal Reserve (the Fed) combined to weigh upon investor sentiment.

   U.S. equities finished the reporting period with a negative return, but they generated returns above those of the international markets. The U.S. economy appeared to be on track to deliver growth of approximately 2% in the second half of 2015 amid strength in the housing market, employment, and consumer spending. While low compared to historical standards, this rate is nonetheless higher than to the majority of the world's developed economies - a positive for U.S. stocks' relative performance during the reporting period. Within the domestic market, small-cap stocks generally underperformed large-cap stocks as investors appear averse to risk.

   Developed market international stocks finished with a loss and underperformed U.S. equities which was likely due to mounting concerns about slowing economic growth in both Europe and Japan. In addition, the weakness in foreign currencies relative to the U.S. dollar translated to lower total returns for U.S.-based investors. Emerging market stocks also generally finished the reporting period with a loss. Falling commodity prices, together with China's move toward a consumer-led economy from one driven primarily by fixed-asset investment, likely led to slower growth in the many exporting economies within the asset class. In addition, currency weakness compelled many central banks to raise

================================================================================

2  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

   interest rates even as growth slowed. Together, these factors caused the emerging markets to close the reporting period near the low end of their range for the past five years.

   The impact of weaker commodity prices was not limited to the emerging markets. Stocks in the gold-mining sector fell sharply as well, reflecting the effect of falling gold prices on their profit outlook.

   In the investment-grade bond market, U.S. Treasuries finished relatively flat. While investors remained on edge about the possibility of the Fed increasing interest rates, bonds gained a degree of support from the backdrop of below-trend growth and low inflation. Investment-grade corporate debt lagged, due largely to an increase in new-issue supply. High-yield bonds underperformed the investment-grade market by a considerable margin, as the weakness in commodity prices pressured the credit outlook for the many energy and mining issuers within the asset class.

o HOW DID THE USAA CORNERSTONE MODERATELY CONSERVATIVE FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

   For the reporting period ended November 30, 2015, the Fund had a total return of -4.39%. This compares to returns of -5.43% for the MSCI All-Country World Index, -0.49% for the Barclays U.S. Universal Index* and -2.11% for the Cornerstone Moderately Conservative Composite Index.

   USAA Asset Management Company (the Manager) is the Fund's investment adviser. The investment adviser provides day-to-day discretionary management for the Fund's assets.

o  PLEASE DISCUSS THE FACTORS THAT HELPED AND HURT PERFORMANCE.

   The Fund employs a diversified, long-term approach that favors undervalued market segments and avoids those that appear more richly

   Refer to page 8 for benchmark definitions.

   PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

   *As of October 1, 2015, the Barclays U.S. Universal replaced the MSCI All-Country World Index as it more closely represents the securities held by the Fund.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

   priced. While this strategy led to underperformance during the reporting period, we remain confident in the Fund's overall positioning.

   The Fund's overweight position in the developed international markets was the primary factor affecting relative performance during a time in which U.S. equities delivered superior returns. Nevertheless, we retain this positioning for the Fund on the belief that the foreign markets offer both attractive relative valuations and the potential for improving corporate earnings. In addition, we believe international equities can benefit from accommodative monetary policies of the central banks in Europe and Japan relative to the Fed's current monetary policy.

   The Fund's allocation to the emerging markets also pressured results given the substantial underperformance of this market segment. Although we decreased the Fund's emerging markets positions during the course of the reporting period in order to manage risk, we maintained an allocation to emerging markets for the Fund on the belief that emerging-market stocks continue to offer superior long-term return potential relative to developed markets.

   The Fund's U.S. equity portfolio lost ground in the aggregate, but it outpaced the other allocations within the Fund. We continue to invest the Fund's domestic equity portfolio in large-cap stocks based on our belief that they offer attractive valuations relative to their mid- and small-cap counterparts. This aspect of our positioning for the Fund contributed to its performance during the reporting period, illustrating the potential benefits of our value-oriented approach.

   The Fund's investment-grade bond portfolio also decreased in value, but it provided both income and a measure of stability to the Fund's performance.
   At a time in which investors seemed to avoid bond market segments with the highest sensitivity to the growth outlook, the Fund's positions in high-yield and lower-rated investment-grade corporate bonds detracted from its performance. We would note, however, that the Fund's allocation to these credit sectors has had a substantial positive impact on the bond portfolio's longer-term results. We offset some of the shortfall in the credit sectors through the Fund's allocation to longer maturity U.S. Treasuries, which finished the reporting period with a gain. We added this position earlier in the year as a "hedge" against market volatility, a move that proved well-timed given the subsequent underperformance of the credit-sensitive areas of the market.

================================================================================

4  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

   The Fund's commodities exposure, which is achieved through investments in a basket of exchange-traded funds (ETFs), natural resources companies and gold stocks detracted from the Fund's performance. Although commodity prices fell during the reporting period, we believe this asset class remains essential to diversification because of its potential to offset the potential long-term impact of inflation.

   The market backdrop remains uncertain as we move toward 2016, with the Fed's monetary policy, China's growth outlook, and geopolitical headlines all representing factors that are affecting investor sentiment. In this environment, our approach is to remain focused on identifying asset classes that have the potential to offer value. The reason for this is simple: valuation is one of the strongest indicators of longer-term returns. While a value-driven approach may not always work for a quarter-to-quarter basis, we measure success in years, not months. With this as background, we believe the Fund will be better served by a continued emphasis on diversification and a preference for market segments with attractive valuations.

   Thank you for your investment in the Fund.

   Asset Allocation funds may be invested in, among other things:
   (1) exchange-traded funds; (2) futures, options, and other derivatives;
   (3) non-investment grade securities; (4) precious metals and minerals companies; (5) real estate investment trusts; (6) money market instruments;
   (7) foreign and emerging markets. These types of investments and asset classes may be more volatile and prone to experience significant loss than others. In addition, its is possible that a particular asset allocation used by the Manager may not produce the intended result. o As interest rates rise, bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened.
   o Foreign investing is subject to additional risks, such as currency fluctuations, market illiquidity, and political instability. Emerging market countries are less diverse and mature than other countries and tend to be politically less stable. o Precious metals and minerals is a volatile asset class and is subject to additional risks, such as currency fluctuation, market illiquidity, political instability, and increased price volatility.
   It may be more volatile than other asset classes that diversify across many industries and companies. o Non-investment grade securities are considered speculative and are subject to significant credit risk. They are sometimes referred to as "junk" bonds since they represent a greater risk of default than more creditworthy investment-grade securities. o Diversification is a technique intended to help reduce risk and does not guarantee a profit or prevent a loss. o Exchange Traded Funds (ETFs) are subject to risks similar to those of stocks. Investment returns may fluctuate and are subject to market volatility, so that an investor's shares, when redeemed or sold, may be worth more or less than their original cost.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  5

================================================================================

INVESTMENT OVERVIEW

USAA CORNERSTONE MODERATELY CONSERVATIVE FUND (THE FUND)
(Ticker Symbol: UCMCX)

--------------------------------------------------------------------------------
                                          11/30/15                  5/31/15
--------------------------------------------------------------------------------
Net Assets                             $198.8 Million           $204.5 Million
Net Asset Value Per Share                  $10.80                    $11.42

--------------------------------------------------------------------------------
                AVERAGE ANNUAL TOTAL RETURNS AS OF 11/30/15
--------------------------------------------------------------------------------
      5/31/15 - 11/30/15*           1 YEAR              SINCE INCEPTION 6/8/12
            -4.39%                   -3.00%                      5.25%

--------------------------------------------------------------------------------
                AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/15
--------------------------------------------------------------------------------
      1 YEAR                                            SINCE INCEPTION 6/8/12
      -4.02%                                                     4.59%

--------------------------------------------------------------------------------
                           EXPENSE RATIOS AS OF 5/31/15 **
--------------------------------------------------------------------------------
      BEFORE REIMBURSEMENT         1.13%      AFTER REIMBURSEMENT        0.98%

             (Includes acquired fund fees and expenses of 0.08%)

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Total returns for periods of less than one year are not annualized. This return is cumulative.

**The expense ratios represent the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated October 1, 2015, and are calculated as a percentage of average net assets. USAA Asset Management Company (the Manager) has agreed, through October 1, 2016, to make payments or waive management, administration, and other fees to limit the expenses of the Fund so that the total annual operating expenses (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 0.90% of the Fund's average net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund's Board of Trustees and may be changed or terminated by the Manager at any time after October 1, 2016. If the total annual operating expense ratio of the Fund is lower than 0.90%, the Fund will operate at the lower expense ratio. These expense ratios may differ from the expense ratios disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

================================================================================

6  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                    CORNERSTONE MODERATELY     USAA CORNERSTONE
               MSCI ALL-COUNTRY         CONSERVATIVE             MODERATELY           BARCLAYS U.S.
                 WORLD INDEX           COMPOSITE INDEX        CONSERVATIVE FUND      UNIVERSAL INDEX*
05/31/12          $10,000.00             $10,000.00              $10,000.00            $10,000.00
06/30/12           10,493.89              10,200.03               10,170.27             10,025.20
07/31/12           10,637.55              10,341.82               10,310.69             10,174.72
08/31/12           10,868.84              10,449.23               10,461.13             10,196.08
09/30/12           11,211.17              10,589.56               10,622.61             10,225.98
10/31/12           11,136.45              10,567.13               10,693.23             10,258.45
11/30/12           11,278.85              10,627.87               10,753.76             10,283.01
12/31/12           11,534.33              10,715.94               10,886.65             10,284.93
01/31/13           12,065.70              10,890.90               11,069.61             10,231.32
02/28/13           12,063.82              10,935.85               11,089.94             10,280.45
03/31/13           12,281.81              11,051.03               11,199.73             10,292.62
04/30/13           12,635.33              11,228.00               11,363.08             10,405.61
05/31/13           12,600.66              11,129.80               11,291.61             10,229.19
06/30/13           12,232.36              10,902.56               11,033.78             10,049.13
07/31/13           12,817.95              11,134.97               11,238.87             10,081.81
08/31/13           12,550.90              11,000.41               11,105.56             10,024.35
09/30/13           13,199.17              11,274.70               11,286.61             10,124.10
10/31/13           13,729.68              11,514.19               11,555.09             10,224.27
11/30/13           13,924.12              11,563.91               11,617.05             10,191.17
12/31/13           14,164.33              11,623.95               11,700.25             10,146.53
01/31/14           13,597.75              11,559.83               11,595.03             10,281.09
02/28/14           14,254.63              11,834.59               11,868.59             10,354.35
03/31/14           14,318.01              11,847.80               11,919.18             10,344.74
04/30/14           14,454.31              11,935.29               12,024.94             10,430.39
05/31/14           14,761.74              12,112.38               12,183.58             10,555.98
06/30/14           15,039.67              12,228.69               12,326.68             10,572.00
07/31/14           14,857.12              12,125.69               12,230.79             10,539.11
08/31/14           15,185.29              12,331.36               12,379.95             10,653.38
09/30/14           14,693.04              12,108.61               12,157.78             10,568.80
10/31/14           14,796.48              12,243.23               12,221.99             10,672.39
11/30/14           15,043.98              12,357.12               12,318.31             10,729.00
12/31/14           14,753.68              12,274.19               12,228.23             10,710.63
01/31/15           14,523.01              12,332.64               12,293.57             10,914.39
02/28/15           15,331.53              12,555.60               12,467.79             10,850.74
03/31/15           15,093.98              12,521.51               12,398.94             10,895.60
04/30/15           15,531.92              12,625.45               12,486.49             10,883.00
05/31/15           15,511.65              12,626.20               12,497.43             10,863.99
06/30/15           15,146.48              12,440.18               12,267.97             10,742.67
07/31/15           15,278.01              12,513.54               12,301.01             10,805.25
08/31/15           14,230.69              12,171.11               11,893.54             10,773.42
09/30/15           13,715.12              12,036.08               11,705.97             10,815.50
10/31/15           14,791.55              12,414.24               12,048.96             10,850.10
11/30/15           14,669.41              12,359.73               11,949.38             10,810.59

                                   [END CHART]

                      Data from 5/31/12 through 11/30/15.**

                    See next page for benchmark definitions.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes.

*As of October 1, 2015, the Barclays U.S. Universal Index replaced the MSCI All-Country World Index as it more closely represents the securities held by the Fund.

**The performance of the MSCI All-Country World Index, Barclays U.S. Universal Index and the Cornerstone Moderately Conservative Composite Index is calculated from the end of the month, May 31, 2012, while the inception date of the Cornerstone Moderately Conservative Fund is June 8, 2012. There may be a slight variation of the performance numbers because of this difference.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

The graph on page 7 illustrates the comparison of a $10,000 hypothetical investment in the USAA Cornerstone Moderately Conservative Fund to the benchmarks listed below. The Manager has developed the Cornerstone Moderately Conservative Composite Index, which is used to measure the Fund's performance. The custom benchmark was created by the Manager to show how the Fund's performance compares with the returns of an index or indexes with similar asset allocations.

o The unmanaged MSCI All-Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

o The Cornerstone Moderately Conservative Composite Index is a combination of unmanaged indexes representing the Fund's model allocation, and consists of the MSCI USA Investable Market Index (IMI) (23%), the MSCI ACWI ex USA IMI (15%), the Barclays U.S. Universal Index (58%), the Bloomberg Commodity Index Total Return (1%), the MSCI U.S. Real Estate Investment Trust (REIT) Index (1%), and the Barclays U.S. Treasury - Bills (1-3M) (2%).

o The Barclays U.S. Universal Index is an index that represents the union of the U.S. Aggregate Index, U.S. Corporate High-Yield, Investment Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index, and the non-ERISA eligible portion of the CMBS Index. The index covers USD denominated, taxable bonds that are rated either investment-grade or below investment-grade.

================================================================================

8  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

                                 TOP 10 HOLDINGS* - 11/30/15
                                       (% of Net Assets)

      U.S. Treasury Bond, 3.13%, 8/15/2044 ................................ 5.2%
      iShares Core MSCI EAFE ETF** ........................................ 5.2%
      iShares Core S&P 500 ETF** .......................................... 2.8%
      iShares 7-10 Year Treasury Bond ETF** ............................... 2.4%
      iShares MSCI EAFE ETF** ............................................. 2.1%
      Vanguard Small-Cap Value ETF** ...................................... 1.6%
      U.S. Treasury Bond, 3.15%,
        8/15/2044 (STRIPS Principal) ...................................... 1.6%
      iShares Core MSCI Emerging Markets ETF** ............................ 1.5%
      U.S. Treasury Bond, 3.00%, 5/15/2045 ................................ 1.5%
      U.S. Treasury Bond, 3.00%, 11/15/2044 ............................... 1.5%

  *Excludes money market instruments.

 **The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.

You will find a complete list of securities that the Fund owns on pages 11-27.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

                                o ASSET ALLOCATION - 11/30/15 o

                                [PIE CHART OF ASSET ALLOCATION]

U.S. EQUITY SECURITIES*                                                    30.4%
INTERNATIONAL EQUITY SECURITIES*                                           17.2%
CORPORATE OBLIGATIONS                                                      16.9%
CONVERTIBLE SECURITIES                                                      0.3%
COMMERCIAL MORTGAGE SECURITIES                                              7.1%
U.S. GOVERNMENT AGENCY ISSUES                                               0.5%
U.S. TREASURY SECURITIES                                                   15.5%
EURODOLLAR AND YANKEE OBLIGATIONS                                           6.0%
MONEY MARKET INSTRUMENTS                                                    4.5%
GLOBAL REAL ESTATE EQUITY SECURITIES                                        1.0%
PRECIOUS METALS AND COMMODITY-RELATED SECURITIES                            0.3%
COLLATERALIZED MORTGAGE OBLIGATIONS                                         0.5%

                                    [END CHART]

   Percentages are of the net assets of the Fund and may not equal 100%.

  *The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.

================================================================================

10  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

PORTFOLIO OF INVESTMENTS

November 30, 2015 (unaudited)

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES   SECURITY                                                                               (000)
--------------------------------------------------------------------------------------------------------
            U.S. EQUITY SECURITIES (30.4%)

            COMMON STOCKS (15.2%)

            CONSUMER DISCRETIONARY (2.3%)
            -----------------------------
            ADVERTISING (0.3%)
   6,900    Omnicom Group, Inc.                                                               $      510
                                                                                              ----------
            APPAREL RETAIL (0.2%)
   5,900    TJX Companies, Inc.                                                                      417
                                                                                              ----------
            AUTO PARTS & EQUIPMENT (0.4%)
   7,200    BorgWarner, Inc.                                                                         308
   6,000    Johnson Controls, Inc.                                                                   276
   5,900    Magna International, Inc.                                                                268
                                                                                              ----------
                                                                                                     852
                                                                                              ----------
            AUTOMOBILE MANUFACTURERS (0.1%)
  17,300    Ford Motor Co.                                                                           248
                                                                                              ----------
            BROADCASTING (0.2%)
   8,700    CBS Corp. "B"                                                                            439
                                                                                              ----------
            GENERAL MERCHANDISE STORES (0.2%)
   6,900    Dollar General Corp.                                                                     451
                                                                                              ----------
            HOME IMPROVEMENT RETAIL (0.0%)
     700    Home Depot, Inc.                                                                          94
                                                                                              ----------
            HOTELS, RESORTS & CRUISE LINES (0.7%)
   8,900    Carnival Corp.                                                                           450
   3,000    Hilton Worldwide Holdings, Inc.                                                           69
  14,900    Norwegian Cruise Line Holdings Ltd.*                                                     856
                                                                                              ----------
                                                                                                   1,375
                                                                                              ----------
            INTERNET RETAIL (0.1%)
   1,100    Expedia, Inc.                                                                            135
                                                                                              ----------
            SPECIALIZED CONSUMER SERVICES (0.1%)
   3,700    H&R Block, Inc.                                                                          136
                                                                                              ----------
            Total Consumer Discretionary                                                           4,657
                                                                                              ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  11

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES   SECURITY                                                                               (000)
--------------------------------------------------------------------------------------------------------
            CONSUMER STAPLES (0.8%)
            -----------------------
            DRUG RETAIL (0.4%)
   3,550    CVS Health Corp.                                                                  $      334
   4,400    Walgreens Boots Alliance, Inc.                                                           370
                                                                                              ----------
                                                                                                     704
                                                                                              ----------
            FOOD RETAIL (0.1%)
   6,800    Kroger Co.                                                                               256
                                                                                              ----------
            HOUSEHOLD PRODUCTS (0.1%)
   3,600    Procter & Gamble Co.                                                                     269
                                                                                              ----------
            SOFT DRINKS (0.2%)
   3,300    PepsiCo, Inc.                                                                            331
                                                                                              ----------
            Total Consumer Staples                                                                 1,560
                                                                                              ----------
            ENERGY (1.1%)
            -------------
            INTEGRATED OIL & GAS (0.5%)
   3,050    Chevron Corp.                                                                            278
  10,010    Occidental Petroleum Corp.                                                               757
                                                                                              ----------
                                                                                                   1,035
                                                                                              ----------
            OIL & GAS EQUIPMENT & SERVICES (0.2%)
   3,450    Halliburton Co.                                                                          137
   2,600    Schlumberger Ltd.                                                                        201
                                                                                              ----------
                                                                                                     338
                                                                                              ----------
            OIL & GAS EXPLORATION & PRODUCTION (0.4%)
   3,300    Anadarko Petroleum Corp.                                                                 198
   3,524    California Resources Corp.                                                                14
     900    Cimarex Energy Co.                                                                       107
   4,700    ConocoPhillips                                                                           254
   1,500    EOG Resources, Inc.                                                                      125
   3,800    Marathon Oil Corp.                                                                        67
                                                                                              ----------
                                                                                                     765
                                                                                              ----------
            Total Energy                                                                           2,138
                                                                                              ----------
            FINANCIALS (2.5%)
            -----------------
            ASSET MANAGEMENT & CUSTODY BANKS (0.1%)
   1,900    Ameriprise Financial, Inc.                                                               215
   2,100    Bank of New York Mellon Corp.                                                             92
                                                                                              ----------
                                                                                                     307
                                                                                              ----------
            CONSUMER FINANCE (0.4%)
   7,720    Capital One Financial Corp.                                                              606
   5,577    Synchrony Financial*                                                                     177
                                                                                              ----------
                                                                                                     783
                                                                                              ----------

================================================================================

12  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES   SECURITY                                                                               (000)
--------------------------------------------------------------------------------------------------------
            DIVERSIFIED BANKS (1.3%)
  67,700    Bank of America Corp.                                                             $    1,180
  12,710    Citigroup, Inc.                                                                          688
  10,530    JPMorgan Chase & Co.                                                                     702
   2,450    Wells Fargo & Co.                                                                        135
                                                                                              ----------
                                                                                                   2,705
                                                                                              ----------
            LIFE & HEALTH INSURANCE (0.1%)
   2,800    MetLife, Inc.                                                                            143
                                                                                              ----------
            REGIONAL BANKS (0.6%)
  22,000    Fifth Third Bancorp                                                                      455
  46,800    KeyCorp                                                                                  614
     800    PNC Financial Services Group, Inc.                                                        76
                                                                                              ----------
                                                                                                   1,145
                                                                                              ----------
            Total Financials                                                                       5,083
                                                                                              ----------
            HEALTH CARE (2.8%)
            ------------------
            BIOTECHNOLOGY (1.0%)
  16,700    AbbVie, Inc.                                                                             971
   1,900    Amgen, Inc.                                                                              306
   7,550    Gilead Sciences, Inc.                                                                    800
                                                                                              ----------
                                                                                                   2,077
                                                                                              ----------
            HEALTH CARE DISTRIBUTORS (0.2%)
   1,390    Cardinal Health, Inc.                                                                    121
     900    McKesson Corp.                                                                           170
                                                                                              ----------
                                                                                                     291
                                                                                              ----------
            HEALTH CARE EQUIPMENT (0.5%)
  11,100    Hologic, Inc.*                                                                           448
   7,200    Medtronic plc                                                                            542
                                                                                              ----------
                                                                                                     990
                                                                                              ----------
            MANAGED HEALTH CARE (0.1%)
   1,300    UnitedHealth Group, Inc.                                                                 147
                                                                                              ----------
            PHARMACEUTICALS (1.0%)
   1,100    Allergan plc*                                                                            345
   3,600    Johnson & Johnson                                                                        364
   9,800    Merck & Co., Inc.                                                                        520
  24,553    Pfizer, Inc.                                                                             805
                                                                                              ----------
                                                                                                   2,034
                                                                                              ----------
            Total Health Care                                                                      5,539
                                                                                              ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  13

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES   SECURITY                                                                               (000)
--------------------------------------------------------------------------------------------------------
            INDUSTRIALS (1.6%)
            ------------------
            AEROSPACE & DEFENSE (0.3%)
   3,100    Honeywell International, Inc.                                                     $      322
     900    Raytheon Co.                                                                             112
     800    TransDigm Group, Inc.*                                                                   188
                                                                                              ----------
                                                                                                     622
                                                                                              ----------
            AIRLINES (0.2%)
   5,000    Southwest Airlines Co.                                                                   229
   4,700    United Continental Holdings, Inc.*                                                       262
                                                                                              ----------
                                                                                                     491
                                                                                              ----------
            ELECTRICAL COMPONENTS & EQUIPMENT (0.1%)
   3,250    Eaton Corp. plc                                                                          189
                                                                                              ----------
            INDUSTRIAL CONGLOMERATES (0.7%)
   2,000    Carlisle Companies, Inc.                                                                 177
  39,943    General Electric Co.                                                                   1,196
                                                                                              ----------
                                                                                                   1,373
                                                                                              ----------
            INDUSTRIAL MACHINERY (0.3%)
   4,700    Stanley Black & Decker, Inc.                                                             513
                                                                                              ----------
            Total Industrials                                                                      3,188
                                                                                              ----------
            INFORMATION TECHNOLOGY (2.9%)
            -----------------------------
            COMMUNICATIONS EQUIPMENT (0.5%)
  34,563    Cisco Systems, Inc.                                                                      942
   1,500    QUALCOMM, Inc.                                                                            73
                                                                                              ----------
                                                                                                   1,015
                                                                                              ----------
            DATA PROCESSING & OUTSOURCED SERVICES (0.3%)
     800    Alliance Data Systems Corp.*                                                             230
   3,200    MasterCard, Inc. "A"                                                                     313
     900    Visa, Inc. "A"                                                                            71
                                                                                              ----------
                                                                                                     614
                                                                                              ----------
            INTERNET SOFTWARE & SERVICES (0.6%)
   1,130    Alphabet, Inc. "A"*                                                                      862
   2,500    Facebook, Inc. "A"*                                                                      261
                                                                                              ----------
                                                                                                   1,123
                                                                                              ----------
            SEMICONDUCTOR EQUIPMENT (0.1%)
   6,100    Applied Materials, Inc.                                                                  115
                                                                                              ----------
            SEMICONDUCTORS (0.1%)
   2,100    Intel Corp.                                                                               73
   5,400    Micron Technology, Inc.*                                                                  86
                                                                                              ----------
                                                                                                     159
                                                                                              ----------

================================================================================

14  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES   SECURITY                                                                               (000)
--------------------------------------------------------------------------------------------------------
            SYSTEMS SOFTWARE (0.8%)
  22,000    Microsoft Corp.                                                                   $    1,196
  11,000    Oracle Corp.                                                                             428
                                                                                              ----------
                                                                                                   1,624
                                                                                              ----------
            TECHNOLOGY HARDWARE, STORAGE, & PERIPHERALS (0.5%)
   4,670    Apple, Inc.                                                                              552
  23,100    HP, Inc.                                                                                 290
   2,100    Seagate Technology plc                                                                    75
   2,300    Western Digital Corp.                                                                    144
                                                                                              ----------
                                                                                                   1,061
                                                                                              ----------
            Total Information Technology                                                           5,711
                                                                                              ----------
            MATERIALS (0.5%)
            ----------------
            COMMODITY CHEMICALS (0.1%)
   1,200    LyondellBasell Industries N.V. "A"                                                       115
                                                                                              ----------
            DIVERSIFIED CHEMICALS (0.2%)
  36,200    Huntsman Corp.                                                                           453
                                                                                              ----------
            DIVERSIFIED METALS & MINING (0.1%)
  29,400    Freeport-McMoRan, Inc.                                                                   240
                                                                                              ----------
            PAPER PACKAGING (0.1%)
   3,900    Bemis Co., Inc.                                                                          184
                                                                                              ----------
            Total Materials                                                                          992
                                                                                              ----------
            TELECOMMUNICATION SERVICES (0.3%)
            ---------------------------------
            INTEGRATED TELECOMMUNICATION SERVICES (0.3%)
  11,651    Verizon Communications, Inc.                                                             529
                                                                                              ----------
            UTILITIES (0.4%)
            ----------------
            ELECTRIC UTILITIES (0.4%)
   3,500    American Electric Power Co., Inc.                                                        196
   7,700    Edison International                                                                     457
   1,500    NextEra Energy, Inc.                                                                     150
                                                                                              ----------
                                                                                                     803
                                                                                              ----------
            Total Utilities                                                                          803
                                                                                              ----------
            Total Common Stocks (cost: $27,402)                                                   30,200
                                                                                              ----------
            PREFERRED STOCKS (2.5%)

            CONSUMER STAPLES (1.0%)
            -----------------------
            AGRICULTURAL PRODUCTS (1.0%)
  32,000    CHS, Inc., Series B, 7.88%, cumulative redeemable, perpetual                             924

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES   SECURITY                                                                               (000)
--------------------------------------------------------------------------------------------------------
  10,000    Dairy Farmers of America, Inc., 7.88%, cumulative
              redeemable, perpetual(a)                                                        $    1,049
                                                                                              ----------
                                                                                                   1,973
                                                                                              ----------
            Total Consumer Staples                                                                 1,973
                                                                                              ----------
            ENERGY (0.6%)
            -------------
            OIL & GAS EXPLORATION & PRODUCTION (0.2%)
   1,120    Chesapeake Energy Corp., 5.75%, perpetual(a)                                             305
                                                                                              ----------
            OIL & GAS STORAGE & TRANSPORTATION (0.4%)
     300    Kinder Morgan G.P., Inc., 4.13%, cumulative redeemable(a)                                280
  23,078    NuStar Logistics, LP, 7.63%                                                              578
                                                                                              ----------
                                                                                                     858
                                                                                              ----------
            Total Energy                                                                           1,163
                                                                                              ----------
            FINANCIALS (0.9%)
            -----------------
            LIFE & HEALTH INSURANCE (0.4%)
  27,414    Delphi Financial Group, Inc., 7.38%, cumulative redeemable                               680
                                                                                              ----------
            REGIONAL BANKS (0.5%)
   1,035    M&T Bank Corp., 6.38%, cumulative redeemable, perpetual                                1,072
                                                                                              ----------
            Total Financials                                                                       1,752
                                                                                              ----------
            Total Preferred Stocks (cost: $5,346)                                                  4,888
                                                                                              ----------
            EXCHANGE-TRADED FUNDS (7.7%)
  26,400    iShares Core S&P 500 ETF                                                               5,541
  35,900    PowerShares DB Commodity Index Tracking Fund*                                            509
  32,300    United States Commodity Index Fund*                                                    1,307
  17,300    Vanguard Mid-Cap ETF                                                                   2,145
  12,630    Vanguard S&P 500 ETF                                                                   2,416
  29,900    Vanguard Small-Cap Value ETF                                                           3,129
   3,410    Vanguard Total Stock Market ETF                                                          365
                                                                                              ----------
            Total Exchange-Traded Funds (cost: $15,491)                                           15,412
                                                                                              ----------
            FIXED-INCOME EXCHANGE-TRADED FUNDS (5.0%)
  18,520    iShares 20+ Year Treasury Bond ETF                                                     2,249
  45,500    iShares 7-10 Year Treasury Bond ETF                                                    4,841
   8,390    iShares Core U.S. Aggregate Bond ETF                                                     913
   9,100    iShares iBoxx High Yield Corporate Bond ETF                                              756
  15,300    Vanguard Total Bond Market ETF                                                         1,244
                                                                                              ----------
            Total Fixed-Income Exchange-Traded Funds (cost: $9,992)                               10,003
                                                                                              ----------
            Total U.S. Equity Securities (cost: $58,231)                                          60,503
                                                                                              ----------

================================================================================

16  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES   SECURITY                                                                               (000)
--------------------------------------------------------------------------------------------------------
            INTERNATIONAL EQUITY SECURITIES (17.2%)

            COMMON STOCKS (0.7%)

            ENERGY (0.3%)
            -------------
            INTEGRATED OIL & GAS (0.3%)
  10,500    Royal Dutch Shell plc ADR "A"                                                     $      523
                                                                                              ----------
            FINANCIALS (0.1%)
            -----------------
            PROPERTY & CASUALTY INSURANCE (0.1%)
   5,600    XL Group plc                                                                             214
                                                                                              ----------
            HEALTH CARE (0.2%)
            ------------------
            PHARMACEUTICALS (0.2%)
   2,000    Novartis AG ADR                                                                          170
   4,500    Roche Holdings Ltd. ADR                                                                  151
                                                                                              ----------
                                                                                                     321
                                                                                              ----------
            Total Health Care                                                                        321
                                                                                              ----------
            INFORMATION TECHNOLOGY (0.1%)
            -----------------------------
            SEMICONDUCTORS (0.1%)
   3,061    NXP Semiconductors N.V.*                                                                 286
                                                                                              ----------
            Total Common Stocks (cost: $1,271)                                                     1,344
                                                                                              ----------
            EXCHANGE-TRADED FUNDS (16.5%)
   8,349    EGShares Emerging Markets Consumer ETF                                                   192
  11,700    First Trust Global Tactical Commodity Strategy Fund*                                     243
 185,265    iShares Core MSCI EAFE ETF                                                            10,345
  72,838    iShares Core MSCI Emerging Markets ETF                                                 3,013
  35,000    iShares Currency Hedged MSCI EAFE ETF                                                    937
  70,422    iShares MSCI EAFE ETF                                                                  4,271
  16,400    iShares MSCI EAFE Minimum Volatility ETF                                               1,069
  88,240    iShares MSCI Japan ETF                                                                 1,093
   8,489    iShares MSCI Turkey ETF                                                                  325
   7,200    PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio                                272
  39,500    PowerShares FTSE RAFI Emerging Markets Portfolio                                         588
  36,400    Schwab Fundamental International Large Co. Index ETF                                     915
   3,500    SPDR S&P China ETF                                                                       270
   7,496    SPDR S&P Emerging Markets SmallCap ETF                                                   292
   5,310    Vanguard FTSE All-World ex-US ETF                                                        238
  73,000    Vanguard FTSE Developed Markets ETF                                                    2,756
  53,600    Vanguard FTSE Europe ETF                                                               2,757
   9,621    WisdomTree Emerging Markets High Dividend Fund(b)                                        323
   5,259    WisdomTree Emerging Markets SmallCap Dividend Fund                                       190

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES   SECURITY                                                                               (000)
--------------------------------------------------------------------------------------------------------
  13,000    WisdomTree Europe Hedged Equity Fund                                              $      818
  29,552    WisdomTree India Earnings Fund                                                           587
  24,300    WisdomTree Japan Hedged Equity Fund                                                    1,337
                                                                                              ----------
            Total Exchange-Traded Funds (cost: $33,988)                                           32,831
                                                                                              ----------
            Total International Equity Securities (cost: $35,259)                                 34,175
                                                                                              ----------

            PRECIOUS METALS AND COMMODITY-RELATED SECURITIES (0.3%)

            GOLD (0.0%)

            NORTH AMERICAN GOLD COMPANIES (0.0%)
  24,262    Hycroft Mining Corp., acquired 9/22/2014 - 6/09/2015; cost $850*(c),(d)                   18
                                                                                              ----------

            EXCHANGE-TRADED FUNDS (0.3%)
  42,600    Market Vectors Gold Miners ETF (cost: $1,085)                                            586
                                                                                              ----------
            Total Precious Metals and Commodity-Related Securities (cost: $1,935)                    604
                                                                                              ----------

            GLOBAL REAL ESTATE EQUITY SECURITIES (1.0%)

            PREFERRED STOCKS (0.3%)

            REITs - MORTGAGE (0.1%)
   8,000    Arbor Realty Trust, Inc., 7.38%                                                          198
                                                                                              ----------
            REITs - Office (0.2%)
  12,000    Equity Commonwealth, Series E, 7.25%, cumulative redeemable, perpetual                   308
                                                                                              ----------
            Total Preferred Stocks                                                                   506
                                                                                              ----------

            EXCHANGE-TRADED FUNDS (0.7%)
  16,860    Vanguard REIT ETF (cost: $1,284)                                                       1,339
                                                                                              ----------
            Total Global Real Estate Equity Securities (cost: $1,778)                              1,845
                                                                                              ----------

--------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                              COUPON
(000)                                                                 RATE     MATURITY
--------------------------------------------------------------------------------------------------------
            BONDS (46.8%)

            CORPORATE OBLIGATIONS (16.9%)

            CONSUMER DISCRETIONARY (0.9%)
            -----------------------------
            DEPARTMENT STORES (0.1%)
   $ 149    J.C. Penney Corp., Inc.(e)                                6.00%     5/22/2018            148
                                                                                              ----------
            PUBLISHING (0.1%)
     145    Cengage Learning Acquisitions, Inc.(e)                    7.00      3/31/2020            143
                                                                                              ----------

================================================================================

18  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                         MARKET
AMOUNT                                                               COUPON                        VALUE
(000)       SECURITY                                                  RATE      MATURITY           (000)
--------------------------------------------------------------------------------------------------------
            SPECIALTY STORES (0.7%)
  $   200   Guitar Center, Inc.(a)                                    6.50%     4/15/2019     $      183
    1,100   Staples, Inc.(e),(f)                                      3.50      4/07/2021          1,088
      150   Toys R Us Property Co. II, LLC                            8.50     12/01/2017            142
                                                                                              ----------
                                                                                                   1,413
                                                                                              ----------
            Total Consumer Discretionary                                                           1,704
                                                                                              ----------
            CONSUMER STAPLES (0.2%)
            -----------------------
            PACKAGED FOODS & MEAT (0.2%)
      500   J.M. Smucker Co.                                          4.38      3/15/2045            490
                                                                                              ----------
            ENERGY (2.5%)
            -------------
            OIL & GAS DRILLING (0.1%)
      912   Schahin II Finance Co. SPV Ltd.(a),(g)                    5.88      9/25/2023            196
                                                                                              ----------
            OIL & GAS EXPLORATION & PRODUCTION (0.4%)
      800   Newfield Exploration Co.                                  5.38      1/01/2026            734
                                                                                              ----------
            OIL & GAS STORAGE & TRANSPORTATION (2.0%)
    1,225   DCP Midstream, LLC(a)                                     5.85      5/21/2043            974
      650   Enbridge Energy Partners, LP                              7.38     10/15/2045            666
      500   Enbridge Energy Partners, LP                              8.05     10/01/2077            446
      950   Energy Transfer Partners, LP                              3.35(h)  11/01/2066            660
    1,000   Enterprise Products Operating, LLC                        7.00      6/01/2067            892
      200   Martin Midstream Partners, LP                             7.25      2/15/2021            191
      200   Southern Union Co.                                        3.35(h)  11/01/2066            121
                                                                                              ----------
                                                                                                   3,950
                                                                                              ----------
            Total Energy                                                                           4,880
                                                                                              ----------
            FINANCIALS (8.4%)
            -----------------
            ASSET MANAGEMENT & CUSTODY BANKS (0.4%)
      900   Prospect Capital Corp.                                    5.00      7/15/2019            913
                                                                                              ----------
            LIFE & HEALTH INSURANCE (2.0%)
    1,100   Lincoln National Corp.                                    7.00(h)   5/17/2066            910
      800   MetLife, Inc.                                             6.40     12/15/2066            883
    1,000   Prudential Financial, Inc.                                5.63      6/15/2043          1,042
    1,350   StanCorp Financial Group, Inc.                            6.90      6/01/2067          1,158
                                                                                              ----------
                                                                                                   3,993
                                                                                              ----------
            MULTI-LINE INSURANCE (1.4%)
      950   Genworth Holdings, Inc.                                   6.15     11/15/2066            366
    1,500   Glen Meadow Pass-Through Trust(a)                         6.51      2/12/2067          1,294
    1,100   Nationwide Mutual Insurance Co.(a)                        2.63(h)  12/15/2024          1,056
                                                                                              ----------
                                                                                                   2,716
                                                                                              ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                         MARKET
AMOUNT                                                               COUPON                        VALUE
(000)       SECURITY                                                  RATE      MATURITY           (000)
--------------------------------------------------------------------------------------------------------
            OTHER DIVERSIFIED FINANCIAL SERVICES (0.6%)
 $ 1,000    GE Capital Trust I                                        6.38%    11/15/2067     $    1,067
     150    General Electric Capital Corp.                            6.38     11/15/2067            160
                                                                                              ----------
                                                                                                   1,227
                                                                                              ----------
            PROPERTY & CASUALTY INSURANCE (2.5%)
   1,000    Allstate Corp.                                            5.75      8/15/2053          1,037
   1,000    AmTrust Financial Services, Inc.                          6.13      8/15/2023          1,051
     750    HSB Group, Inc.(d)                                        1.23(h)   7/15/2027            563
     600    Ironshore Holdings, Inc.(a)                               8.50      5/15/2020            695
   1,450    Oil Insurance Ltd.(a)                                     3.31(h)           -(i)       1,290
     300    Progressive Corp.                                         6.70      6/15/2067            302
                                                                                              ----------
                                                                                                   4,938
                                                                                              ----------
            REAL ESTATE DEVELOPMENT (0.1%)
     200    Forestar USA Real Estate Group, Inc.(a)                   8.50      6/01/2022            201
                                                                                              ----------
            REGIONAL BANKS (1.2%)
     400    Compass Bank                                              6.40     10/01/2017            425
     100    Compass Bank                                              3.88      4/10/2025             93
   1,000    Cullen/Frost Capital Trust II                             1.87(h)   3/01/2034            888
     100    First Maryland Capital Trust I                            1.32(h)   1/15/2027             85
   1,000    SunTrust Capital I                                        1.03(h)   5/15/2027            832
                                                                                              ----------
                                                                                                   2,323
                                                                                              ----------
            THRIFTS & MORTGAGE FINANCE (0.2%)
     200    Ocwen Financial Corp.(a)                                  7.13      5/15/2019            181
     200    Walter Investment Management Corp.                        7.88     12/15/2021            159
                                                                                              ----------
                                                                                                     340
                                                                                              ----------
            Total Financials                                                                      16,651
                                                                                              ----------
            HEALTH CARE (0.1%)
            ------------------
            PHARMACEUTICALS (0.1%)
     200    Valeant Pharmaceuticals International, Inc.(a)            6.38     10/15/2020            184
                                                                                              ----------
            INDUSTRIALS (0.8%)
            ------------------
            AEROSPACE & DEFENSE (0.6%)
   1,150    Constellis Holdings, LLC & Constellis Finance Corp.(a)    9.75      5/15/2020            959
     150    Moog, Inc.(a)                                             5.25     12/01/2022            153
                                                                                              ----------
                                                                                                   1,112
                                                                                              ----------
            AIRLINES (0.1%)
     224    Continental Airlines, Inc. Pass-Through Trust             6.25     10/11/2021            235
                                                                                              ----------
            ELECTRICAL COMPONENTS & EQUIPMENT (0.0%)
     100    Artesyn Embedded Technologies, Inc.(a)                    9.75     10/15/2020             95
                                                                                              ----------

================================================================================

20  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                         MARKET
AMOUNT                                                               COUPON                        VALUE
(000)       SECURITY                                                  RATE      MATURITY           (000)
--------------------------------------------------------------------------------------------------------
            MARINE (0.1%)
   $ 200    Navios Maritime Holdings, Inc.(a)                         7.38%     1/15/2022     $      151
                                                                                              ----------
            TRADING COMPANIES & DISTRIBUTORS (0.0%)
      75    ILFC E-Capital Trust I(a)                                 4.57(h)  12/21/2065             71
                                                                                              ----------
            Total Industrials                                                                      1,664
                                                                                              ----------
            INFORMATION TECHNOLOGY (0.1%)
            -----------------------------
            SYSTEMS SOFTWARE (0.1%)
     150    Ensemble S Merger Sub, Inc.(a)                            9.00      9/30/2023            150
     150    Informatica, LLC(a)                                       7.13      7/15/2023            144
                                                                                              ----------
            Total Systems Software                                                                   294
                                                                                              ----------
            Total Information Technology                                                             294
                                                                                              ----------
            MATERIALS (0.4%)
            ----------------
            DIVERSIFIED METALS & MINING (0.4%)
   1,100    Freeport-McMoRan, Inc.                                    5.45      3/15/2043            696
                                                                                              ----------
            Total Materials                                                                          696
                                                                                              ----------
            TELECOMMUNICATION SERVICES (0.8%)
            ---------------------------------
            INTEGRATED TELECOMMUNICATION SERVICES (0.6%)
     150    CenturyLink, Inc.                                         7.65      3/15/2042            121
   1,050    Frontier Communications Corp.(a)                         11.00      9/15/2025          1,032
     100    GCI, Inc.                                                 6.88      4/15/2025            104
                                                                                              ----------
            Total Integrated Telecommunication Services                                            1,257
                                                                                              ----------
            WIRELESS TELECOMMUNICATION SERVICES (0.2%)
     550    Sprint Corp.                                              7.13      6/15/2024            424
                                                                                              ----------
            Total Telecommunication Services                                                       1,681
                                                                                              ----------
            UTILITIES (2.7%)
            ----------------
            ELECTRIC UTILITIES (0.8%)
     600    NextEra Energy Capital Holdings, Inc.                     6.35     10/01/2066            470
     324    NextEra Energy Capital Holdings, Inc.                     6.65      6/15/2067            260
     300    NextEra Energy Capital Holdings, Inc.                     7.30      9/01/2067            295
     550    PPL Capital Funding, Inc.                                 6.70      3/30/2067            454
     251    Texas Competitive Electric Holdings Co., LLC(e)           4.68     10/10/2017             86
                                                                                              ----------
                                                                                                   1,565
                                                                                              ----------
            MULTI-UTILITIES (1.9%)
     390    Dominion Resources, Inc.                                  7.50      6/30/2066            340
     600    Dominion Resources, Inc.                                  2.63(h)   9/30/2066            471
   1,100    Integrys Holding, Inc.                                    6.11     12/01/2066            888

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                         MARKET
AMOUNT                                                               COUPON                        VALUE
(000)       SECURITY                                                  RATE      MATURITY           (000)
--------------------------------------------------------------------------------------------------------
 $ 1,200    Puget Sound Energy, Inc.                                  6.97%     6/01/2067     $    1,005
   1,250    WEC Energy Group, Inc.                                    6.25      5/15/2067          1,031
                                                                                              ----------
                                                                                                   3,735
                                                                                              ----------
            Total Utilities                                                                        5,300
                                                                                              ----------
            Total Corporate Obligations (cost: $37,088)                                           33,544
                                                                                              ----------
            CONVERTIBLE SECURITIES (0.3%)

            MATERIALS (0.3%)
            ----------------
            GOLD (0.3%)
     454    Hycroft Mining Corp.(d),(j)                              15.00     10/22/2020            522
                                                                                              ----------
            Total Convertible Securities (cost: $433)                                                522
                                                                                              ----------
            EURODOLLAR AND YANKEE OBLIGATIONS (6.0%)

            CONSUMER DISCRETIONARY (0.1%)
            -----------------------------
            CABLE & SATELLITE (0.1%)
     150    Neptune Finco Corp.(a)                                   10.88     10/15/2025            159
                                                                                              ----------
            ENERGY (0.7%)
            -------------
            OIL & GAS STORAGE & TRANSPORTATION (0.7%)
   1,700    TransCanada PipeLines Ltd.                                6.35      5/15/2067          1,390
                                                                                              ----------
            FINANCIALS (1.8%)
            -----------------
            DIVERSIFIED BANKS (0.3%)
      50    Barclays Bank plc(a)                                      7.70              -(i)          55
     800    Lloyds Bank plc                                           0.69(h)           -(i)         489
                                                                                              ----------
                                                                                                     544
                                                                                              ----------
            LIFE & HEALTH INSURANCE (0.5%)
   1,000    Great-West Life & Annuity Insurance Capital, LP(a)        7.15      5/16/2046          1,009
                                                                                              ----------
            MULTI-LINE INSURANCE (0.3%)
     600    ZFS Finance USA Trust V(a)                                6.50      5/09/2067            616
                                                                                              ----------
            PROPERTY & CASUALTY INSURANCE (0.5%)
     850    QBE Capital Funding III Ltd.(a)                           7.25      5/24/2041            944
                                                                                              ----------
            REINSURANCE (0.2%)
     500    Swiss Re Capital I, LP(a)                                 6.85              -(i)         508
                                                                                              ----------
            Total Financials                                                                       3,621
                                                                                              ----------
            GOVERNMENT (0.6%)
            -----------------
            FOREIGN GOVERNMENT (0.6%)
   1,000    Italy Government International Bond                       5.38      6/15/2033          1,149
                                                                                              ----------

================================================================================

22  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                         MARKET
AMOUNT                                                               COUPON                        VALUE
(000)       SECURITY                                                  RATE      MATURITY           (000)
--------------------------------------------------------------------------------------------------------
            MATERIALS (2.1%)
            ----------------
            COMMODITY CHEMICALS (0.4%)
  $  800    Braskem Finance Ltd.                                      6.45%     2/03/2024     $      741
                                                                                              ----------
            DIVERSIFIED METALS & MINING (0.1%)
     200    Vedanta Resources plc(a)                                  6.00      1/31/2019            153
                                                                                              ----------
            GOLD (1.6%)
   1,200    Kinross Gold Corp.                                        5.95      3/15/2024            947
   1,100    Newcrest Finance Proprietary Ltd.(a)                      4.45     11/15/2021          1,025
   1,400    St. Barbara Ltd.(a)                                       8.88      4/15/2018          1,344
                                                                                              ----------
                                                                                                   3,316
                                                                                              ----------
            Total Materials                                                                        4,210
                                                                                              ----------
            UTILITIES (0.7%)
            ----------------
            ELECTRIC UTILITIES (0.7%)
     700    Electricite De France S.A.(a)                             5.25              -(i)         679
     700    Enel S.p.A.(a)                                            8.75      9/24/2073            807
                                                                                              ----------
                                                                                                   1,486
                                                                                              ----------
            Total Utilities                                                                        1,486
                                                                                              ----------
            Total Eurodollar and Yankee Obligations (cost: $12,468)                               12,015
                                                                                              ----------
            COLLATERALIZED MORTGAGE OBLIGATIONS (0.5%)

            FINANCIALS (0.5%)
            -----------------
            ASSET-BACKED FINANCING (0.5%)
      86    Sequoia Mortgage Trust                                    1.11(h)   9/20/2033             75
     958    Structured Asset Mortgage Investments, Inc.               0.70(h)   7/19/2035            880
      78    Wells Fargo Mortgage Backed Securities Trust              2.69(h)   4/25/2035             74
                                                                                              ----------
                                                                                                   1,029
                                                                                              ----------
            Total Financials                                                                       1,029
                                                                                              ----------
            Total Collateralized Mortgage Obligations (cost: $1,034)                               1,029
                                                                                              ----------
            COMMERCIAL MORTGAGE SECURITIES (7.1%)

            FINANCIALS (7.1%)
            -----------------
            COMMERCIAL MORTGAGE-BACKED SECURITIES (7.1%)
     400    Banc of America Commercial Mortgage, Inc.                 6.04      7/10/2044            405
     100    Banc of America Commercial Mortgage, Inc.                 5.42     10/10/2045            102
     800    Banc of America Commercial Mortgage, Inc.                 6.47      2/10/2051            818
   1,200    Bear Stearns Commercial Mortgage Securities, Inc.(a)      5.66      9/11/2041          1,181
      50    Bear Stearns Commercial Mortgage Securities, Inc.         5.60     10/12/2041             50
     450    Citigroup Commercial Mortgage Trust                       5.99      3/15/2049            456
      50    Citigroup Commercial Mortgage Trust                       6.35     12/10/2049             46

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  23

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                         MARKET
AMOUNT                                                               COUPON                        VALUE
(000)       SECURITY                                                  RATE      MATURITY           (000)
--------------------------------------------------------------------------------------------------------
 $ 1,150    Commercial Mortgage Trust                                 5.38%    12/10/2046     $    1,145
     850    Credit Suisse Commercial Mortgage
              Pass-Through Trust                                      0.39      2/15/2040            772
   1,100    GE Capital Commercial Mortgage Corp.                      5.60     11/10/2045          1,096
     850    GE Capital Commercial Mortgage Corp.                      5.61     12/10/2049            878
     205    GMAC Commercial Mortgage Securities, Inc.                 4.97     12/10/2041            208
   1,075    GS Mortgage Securities Trust                              5.76      4/10/2038          1,076
   1,000    J.P. Morgan Chase Commercial Mortgage
              Securities Corp.                                        6.10      4/15/2045            930
   1,200    J.P. Morgan Chase Commercial Mortgage
              Securities Corp.                                        5.37      5/15/2047          1,225
      50    LB-UBS Commercial Mortgage Trust                          5.28      2/15/2041             50
     800    Merrill Lynch Mortgage Trust                              6.03      6/12/2050            827
     700    Morgan Stanley Capital I Trust                            5.39     11/14/2042            699
   1,000    Morgan Stanley Capital I Trust                            5.69      3/12/2044          1,001
     100    Morgan Stanley Capital I Trust                            5.69      3/12/2044            100
   1,000    Wachovia Bank Commercial Mortgage Trust                   5.90      5/15/2043          1,009
                                                                                              ----------
                                                                                                  14,074
                                                                                              ----------
            Total Financials                                                                      14,074
                                                                                              ----------
            Total Commercial Mortgage Securities (cost: $14,101)                                  14,074
                                                                                              ----------
            U.S. GOVERNMENT AGENCY ISSUES (0.5%)(k)
            COMMERCIAL MORTGAGE-BACKED SECURITIES (0.5%)
   1,000    Freddie Mac(+)                                            3.51      4/25/2030          1,038
                                                                                              ----------
            Total U.S. Government Agency Issues (cost: $1,019)                                     1,038
                                                                                              ----------
            U.S. TREASURY SECURITIES (15.5%)

            BONDS (10.3%)
  10,100    3.13%, 8/15/2044                                                                      10,357
   7,600    3.15%, 8/15/2044 (STRIPS Principal)(l)                                                 3,096
   2,935    3.00%, 11/15/2044                                                                      2,934
     300    2.50%, 2/15/2045                                                                         270
   3,000    3.00%, 5/15/2045                                                                       2,998
   2,300    3.12%, 5/15/2045 (STRIPS Principal)(l)                                                   908
                                                                                              ----------
                                                                                                  20,563
                                                                                              ----------
            NOTES (5.2%)
   1,906    1.75%, 5/15/2022                                                                       1,883
   1,315    1.63%, 11/15/2022                                                                      1,283
     618    2.00%, 2/15/2023                                                                         617
     500    1.75%, 5/15/2023                                                                         489
   2,000    2.75%, 11/15/2023                                                                      2,100
   1,500    2.50%, 5/15/2024                                                                       1,541

================================================================================

24  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                         MARKET
AMOUNT                                                                                             VALUE
(000)       SECURITY                                                                               (000)
--------------------------------------------------------------------------------------------------------
 $ 1,500    2.38%, 8/15/2024                                                                    $  1,524
     800    2.25%, 11/15/2024                                                                        804
                                                                                                --------
                                                                                                  10,241
                                                                                                --------
            Total U.S. Treasury Securities (cost: $30,419)                                        30,804
                                                                                                --------
            Total Bonds (cost: $96,563)                                                           93,026
                                                                                                --------

--------------------------------------------------------------------------------------------------------
NUMBER
OF SHARES
--------------------------------------------------------------------------------------------------------
            MONEY MARKET INSTRUMENTS (4.5%)

            MONEY MARKET FUNDS (4.5%)
8,981,552   State Street Institutional Liquid Reserves Fund Premier Class, 0.15%(b),(m)
              (cost: $8,982)                                                                       8,982
                                                                                                --------

            TOTAL INVESTMENTS (COST: $202,747)                                                  $199,135
                                                                                                ========

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  25

================================================================================

-----------------------------------------------------------------------------------------------------------
($ IN 000s)                                               VALUATION HIERARCHY
-----------------------------------------------------------------------------------------------------------
                                            (LEVEL 1)            (LEVEL 2)         (LEVEL 3)
                                        QUOTED PRICES    OTHER SIGNIFICANT       SIGNIFICANT
                                    IN ACTIVE MARKETS           OBSERVABLE      UNOBSERVABLE
ASSETS                           FOR IDENTICAL ASSETS               INPUTS            INPUTS          TOTAL
-----------------------------------------------------------------------------------------------------------
U.S. Equity Securities:
  Common Stocks                              $ 30,200              $     -            $    -       $ 30,200
  Preferred Stocks                                  -                4,888                 -          4,888
  Exchange-Traded Funds                        15,412                    -                 -         15,412
  Fixed-Income
    Exchange-Traded Funds                      10,003                    -                 -         10,003

International Equity Securities:
  Common Stocks                                 1,344                    -                 -          1,344
  Exchange-Traded Funds                        32,831                    -                 -         32,831

Precious Metals and
  Commodity-Related Securities:
  Gold                                              -                    -                18             18
  Exchange-Traded Funds                           586                    -                 -            586

Global Real Estate Equity Securities:
  Preferred Stocks                                  -                  506                 -            506
  Exchange-Traded Funds                         1,339                    -                 -          1,339

Bonds:
  Corporate Obligations                             -               32,981               563         33,544
  Convertible Securities                            -                    -               522            522
  Eurodollar and Yankee Obligations                 -               12,015                 -         12,015
  Collateralized Mortgage Obligations               -                1,029                 -          1,029
  Commercial Mortgage Securities                    -               14,074                 -         14,074
  U.S. Government Agency Issues                     -                1,038                 -          1,038
  U.S. Treasury Securities                     26,800                4,004                 -         30,804

Money Market Instruments:
  Money Market Funds                            8,982                    -                 -          8,982
-----------------------------------------------------------------------------------------------------------
Total                                        $127,497              $70,535            $1,103       $199,135
-----------------------------------------------------------------------------------------------------------

Refer to the Portfolio of Investments for additional industry, country, or geographic classifications.

================================================================================

26  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

Reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

---------------------------------------------------------------------------------------------------
                                                         COMMON        CORPORATE        CONVERTIBLE
                                                         STOCKS      OBLIGATIONS         SECURITIES
---------------------------------------------------------------------------------------------------
Balance as of May 31, 2015                               $   -              $519               $  -
Purchases                                                  850                 -                433
Sales                                                        -               (38)                 -
Transfers into Level 3                                       -                 -                  -
Transfers out of Level 3                                     -                 -                  -
Net realized gain (loss) on investments                      -                 -                  -
Change in net unrealized appreciation/(depreciation)
   of investments                                         (832)               82                 89
---------------------------------------------------------------------------------------------------
Balance as of November 30, 2015                          $  18              $563               $522
---------------------------------------------------------------------------------------------------

For the period of June 1, 2015, through November 30, 2015, there were no transfers of securities between levels. The Fund's policy is to recognize any transfers into and out of the levels as of the beginning of the period in which the event or circumstance that caused the transfer occurred.

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  27

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

November 30, 2015 (unaudited)

--------------------------------------------------------------------------------

o  GENERAL NOTES

   Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

   The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 23.5% of net assets at November 30, 2015.

   The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.

o  CATEGORIES AND DEFINITIONS

   EURODOLLAR AND YANKEE OBLIGATIONS - Eurodollar obligations are U.S. dollar-denominated instruments that are issued outside the U.S. capital markets by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions. Yankee obligations are dollar-denominated instruments that are issued by foreign issuers in the U.S. capital markets.

   COLLATERALIZED MORTGAGE OBLIGATIONS (CMOs) - Collateralized mortgage obligations are debt obligations of a legal entity that are fully collateralized by a portfolio of mortgages or mortgage-related securities. CMOs are issued in multiple classes (tranches), with specific adjustable or fixed interest rates, varying maturities, and must be fully retired no

================================================================================

28  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

   later than its final distribution date. The cash flow from the underlying mortgages is used to pay off each tranche separately. CMOs are designed to provide investors with more predictable maturities than regular mortgage securities but such maturities can be difficult to predict because of the effect of prepayments.

   ASSET-BACKED AND COMMERCIAL MORTGAGE-BACKED SECURITIES - Asset-backed securities represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets. Commercial mortgage-backed securities reflect an interest in, and are secured by, mortgage loans on commercial real property. These securities represent ownership in a pool of loans and are divided into pieces (tranches) with varying maturities. The stated final maturity of such securities represents the date the final principal payment will be made for the last outstanding loans in the pool. The weighted average life is the average time for principal to be repaid, which is calculated by assuming prepayment rates of the underlying loans. The weighted average life is likely to be substantially shorter than the stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments. Stated interest rates on commercial mortgage-backed securities may change slightly over time as underlying mortgages pay down.

o  PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

   ADR American depositary receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

   REIT     Real estate investment trust

   STRIPS   Separate trading of registered interest and principal of securities

o  SPECIFIC NOTES

   (a) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  29

================================================================================

        Rule 144A, and as such has been deemed liquid by USAA Asset Management Company (the Manager) under liquidity guidelines approved by USAA Mutual Funds Trust's Board of Trustees (the Board), unless otherwise noted as illiquid.

   (b) At November 30, 2015, the security, or a portion thereof, was segregated to cover delayed-delivery and/or when-issued purchases.

   (c) Security deemed illiquid by the Manager, under liquidity guidelines approved by the Board. The aggregate market value of these securities at November 30, 2015, was $18,000, which represented less than 0.1% of the Fund's net assets.

   (d) Security was fair valued at November 30, 2015, by the Manager in accordance with valuation procedures approved by the Board. The total value of all such securities was $1,103,000, which represented 0.6% of the Fund's net assets.

   (e) Senior loan (loan) - is not registered under the Securities Act of 1933. The loan contains certain restrictions on resale and cannot be sold publicly. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility and includes commitment fees on unfunded loan commitments. The interest rate is adjusted periodically, and the rate disclosed represents the current rate at November 30, 2015. The weighted average life of the loan is likely to be shorter than the stated final maturity date due to mandatory or optional prepayments. The loan is deemed liquid by the Manager, under liquidity guidelines approved by the Board, unless otherwise noted as illiquid.

   (f) At November 30, 2015, the aggregate market value of securities purchased on a delayed-delivery basis was $1,088,000.

   (g) At November 30, 2015, the issuer was in default with respect to interest and/or principal payments.

   (h) Variable-rate or floating-rate security - interest rate is adjusted periodically. The interest rate disclosed represents the rate at November 30, 2015.

================================================================================

30  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

   (i) Security is perpetual and has no final maturity date but may be subject to calls at various dates in the future.

   (j) Pay-in-kind (PIK) - security in which the issuer will have or has the option to make all or a portion of the interest or dividend payments in additional securities.

   (k) U.S. government agency issues - Mortgage-backed securities issued by certain U.S. Government Sponsored Enterprises (GSEs) such as the Government National Mortgage Association (GNMA or Ginnie Mae) and certain other U.S. government guaranteed securities are supported by the full faith and credit of the U.S. government. Securities issued by other GSEs, such as Freddie Mac (Federal Home Loan Mortgage Corporation or FHLMC) and Fannie Mae (Federal National Mortgage Association or
        FNMA), indicated with a "+", are supported only by the right of the GSE to borrow from the U.S. Treasury, the discretionary authority of the U.S. government to purchase the GSEs' obligations, or only by the credit of the issuing agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U.S. Treasury. In September of 2008, the U.S. Treasury placed Fannie Mae and Freddie Mac under conservatorship and appointed the Federal Housing Finance Agency (FHFA) to act as conservator and oversee their daily operations. In addition, the U.S. Treasury entered into purchase agreements with Fannie Mae and Freddie Mac to provide them with capital in exchange for senior preferred stock. While these arrangements are intended to ensure that Fannie Mae and Freddie Mac can continue to meet their obligations, it is possible that actions by the U.S. Treasury, FHFA, or others could adversely impact the value of the Fund's investments in securities issued by Fannie Mae and Freddie Mac.

   (l) Zero-coupon security. Rate represents the effective yield at the date of purchase.

   (m) Rate represents the money market fund annualized seven-day yield at November 30, 2015.

    *   Non-income-producing security.

See accompanying notes to financial statements.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  31

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

November 30, 2015 (unaudited)

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (cost of $202,747)                      $199,135
   Cash                                                                                      3
   Cash denominated in foreign currencies (identified cost of $7)                            7
   Receivables:
       Capital shares sold                                                                 247
       USAA Asset Management Company (Note 5C)                                              53
       Dividends and interest                                                              916
       Securities sold                                                                   1,436
                                                                                      --------
          Total assets                                                                 201,797
                                                                                      --------
LIABILITIES
   Payables:
       Securities purchased                                                              2,326
       Capital shares redeemed                                                             494
   Accrued management fees                                                                  82
   Accrued transfer agent's fees                                                            12
   Other accrued expenses and payables                                                      51
                                                                                      --------
          Total liabilities                                                              2,965
                                                                                      --------
              Net assets applicable to capital shares outstanding                     $198,832
                                                                                      ========
NET ASSETS CONSIST OF:
   Paid-in capital                                                                    $200,023
   Accumulated undistributed net investment income                                         713
   Accumulated net realized gain on investments and options                              1,708
   Net unrealized depreciation of investments                                           (3,612)
                                                                                      --------
              Net assets applicable to capital shares outstanding                     $198,832
                                                                                      ========
   Capital shares outstanding, unlimited number of shares authorized,
       no par value                                                                     18,409
                                                                                      ========
   Net asset value, redemption price, and offering price per share                    $  10.80
                                                                                      ========

See accompanying notes to financial statements.

================================================================================

32  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Six-month period ended November 30, 2015 (unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends (net of foreign taxes withheld of $3)                                    $  1,293
   Interest                                                                              2,245
                                                                                      --------
            Total income                                                                 3,538
                                                                                      --------
EXPENSES
   Management fees                                                                         500
   Administration and servicing fees                                                       150
   Transfer agent's fees                                                                   238
   Custody and accounting fees                                                              78
   Postage                                                                                  11
   Shareholder reporting fees                                                               11
   Trustees' fees                                                                           13
   Registration fees                                                                        13
   Professional fees                                                                        36
   Other                                                                                     5
                                                                                      --------
            Total expenses                                                               1,055
   Expenses reimbursed                                                                    (154)
                                                                                      --------
            Net expenses                                                                   901
                                                                                      --------
NET INVESTMENT INCOME                                                                    2,637
                                                                                      --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND OPTIONS
   Net realized gain (loss) on:
       Unaffiliated transactions                                                         1,352
       Affiliated transactions (Note 7)                                                     (9)
       Options                                                                               5
   Change in net unrealized appreciation/(depreciation) of:
       Investments                                                                     (13,132)
       Options                                                                              28
                                                                                      --------
            Net realized and unrealized loss                                           (11,756)
                                                                                      --------
   Decrease in net assets resulting from operations                                   $ (9,119)
                                                                                      ========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  33

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Six-month period ended November 30, 2015 (unaudited), and year ended
May 31, 2015

--------------------------------------------------------------------------------

                                                                         11/30/2015            5/31/2015
--------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                                   $  2,637             $  4,486
   Net realized gain on investments                                           1,343                1,958
   Net realized gain on long-term capital gain distributions from
       other investment companies                                                 -                   50
   Net realized loss on foreign currency transactions                             -                   (1)
   Net realized gain (loss) on options                                            5                 (240)
   Change in net unrealized appreciation/(depreciation) of:
       Investments                                                          (13,132)              (1,560)
       Options                                                                   28                  194
                                                                           -----------------------------
   Increase (decrease) in net assets resulting from operations               (9,119)               4,887
                                                                           -----------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                                     (2,172)              (4,334)
   Net realized gains                                                             -               (1,824)
                                                                           -----------------------------
       Distributions to shareholders                                         (2,172)              (6,158)
                                                                           -----------------------------
FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold                                                 27,945               80,876
   Reinvested dividends                                                       1,946                5,311
   Cost of shares redeemed                                                  (24,303)             (48,123)
                                                                           -----------------------------
       Increase in net assets from capital share transactions                 5,588               38,064
                                                                           -----------------------------
   Net increase (decrease) in net assets                                     (5,703)              36,793

NET ASSETS
   Beginning of period                                                      204,535              167,742
                                                                           -----------------------------
   End of period                                                           $198,832             $204,535
                                                                           =============================
Accumulated undistributed net investment income:
   End of period                                                           $    713             $    248
                                                                           =============================
CHANGE IN SHARES OUTSTANDING
   Shares sold                                                                2,542                7,082
   Shares issued for dividends reinvested                                       179                  467
   Shares redeemed                                                           (2,215)              (4,210)
                                                                           -----------------------------
       Increase in shares outstanding                                           506                3,339
                                                                           =============================

See accompanying notes to financial statements.

================================================================================

34  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

NOTES TO FINANCIAL STATEMENTS

November 30, 2015 (unaudited)

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 54 separate funds. Additionally, the Fund qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this semiannual report pertains only to the USAA Cornerstone Moderately Conservative Fund (the Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is to seek current income with a secondary focus on capital appreciation.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  35

================================================================================

    analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used.

    2. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not need to be reflected in the value of the Fund's foreign securities. However, the Manager will monitor for events that would materially affect the value of the Fund's foreign securities. If the Manager determines that a particular event would materially affect the value of the Fund's foreign securities, then the Committee will consider such available information that it deems relevant and will determine a fair value for the affected foreign securities in accordance with valuation procedures. In addition, information from an external vendor or other sources may be used to adjust the foreign market closing prices of foreign equity securities to reflect what the Committee believes to be the fair value of the

================================================================================

36  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

        securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events that occur on a fairly regular basis (such as U.S. market movements) are significant.

    3. Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day.

    4. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

    5. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to value a security when, in the Service's judgment, these prices are readily available and are representative of the security's market value. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions.

    6.  Repurchase agreements are valued at cost.

    7. Futures are valued at the last sale price at the close of market on the principal exchange on which they are traded or, in the absence of any transactions that day, the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices closest to the last reported sale price.

    8.  Options are valued by a pricing service at the National Best Bid/Offer
        (NBBO) composite price, which is derived from the best available bid and asked prices in all participating options exchanges determined to most closely reflect market value of the options at the time of computation of the Fund's NAV.

    9. Forward foreign currency contracts are valued on a daily basis using forward foreign currency exchange rates obtained from an independent pricing service.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  37

================================================================================

   10. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes. Level 2 securities include preferred stocks, which are valued based on methods discussed in
    Note 1A2, and certain bonds, which are valued based on methods discussed in
    Note 1A5.

================================================================================

38  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

    For the securities valued using significant unobservable inputs, market quotations were not available from the pricing services. As such, the securities were valued in good faith using methods determined by the Manager, under valuation procedures approved by the Board. The valuation of some securities falling in the Level 3 category are primarily supported by quoted prices obtained from broker-dealers participating in the market for these securities. However, these securities are included in the Level 3 category due to limited market transparency and/or a lack of corroboration to support the quoted prices.

    Refer to the Portfolio of Investments for a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value.

C. DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES - The Fund may buy, sell, and enter into certain types of derivatives, including, but not limited to futures contracts, options, and options on futures contracts, under circumstances in which such instruments are expected by the portfolio manager to aid in achieving the Fund's investment objective. The Fund also may use derivatives in circumstances where the portfolio manager believes they offer an economical means of gaining exposure to a particular asset class or securities market or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. With exchange-listed futures contracts and options, counterparty credit risk to the Fund is limited to the exchange's clearinghouse which, as counterparty to all exchange-traded futures contracts and options, guarantees the transactions against default from the actual counterparty to the trade. The Fund's derivative agreements held at November 30, 2015, did not include master netting provisions.

    OPTIONS TRANSACTIONS - The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may use

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  39

================================================================================

    options on underlying instruments, namely, equity securities, ETFs, and equity indexes, to gain exposure to, or hedge against, changes in the value of equity securities, ETFs, or equity indexes. A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying instrument at a specified price during a specified period. Conversely, a put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying instrument at a specified price during a specified period. The purchaser of the option pays a premium to the writer of the option.

    Premiums paid for purchased options are included in the Fund's Statement of Assets and Liabilities as an investment. If a purchased option expires unexercised, the premium paid is recognized as a realized loss. If a purchased call option on a security is exercised, the cost of the security acquired includes the exercise price and the premium paid. If a purchased put option on a security is exercised, the realized gain or loss on the security sold is determined from the exercise price, the original cost of the security, and the premium paid. The risk associated with purchasing a call or put option is limited to the premium paid.

    Premiums received from writing options are included in the Fund's Statement of Assets and Liabilities as a liability. If a written option expires unexercised, the premium received is recognized as a realized gain. If a written call option on a security is exercised, the realized gain or loss on the security sold is determined from the exercise price, the original cost of the security, and the premium received. If a written put option on a security is exercised, the cost of the security acquired is the exercise price paid less the premium received. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

    In an attempt to reduce the Fund's volatility over time, the Fund may implement a strategy that involves purchasing and selling options on indexes or ETFs that represent the Fund's exposure against a highly correlated stock portfolio. The combination of the diversified stock portfolio with index or ETF options is designed to provide the Fund with consistent returns over a wide range of equity market environments. This strategy may not fully protect the Fund against declines in the

================================================================================

40  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

    portfolio's value, and the Fund could experience a loss. Options on ETFs are similar to options on individual securities in that the holder of the ETF call (or put) has the right to receive (or sell) shares of the underlying ETF at the strike price on or before exercise date. Options on securities indexes are different from options on individual securities in that the holder of the index option has the right to receive an amount of cash equal to the difference between the exercise price and the settlement value of the underlying index as defined by the exchange. If an index option is exercised, the realized gain or loss is determined by the exercise price, the settlement value, and the premium amount paid or received.

    THE EFFECT OF DERIVATIVE INSTRUMENTS ON THE STATEMENT OF OPERATIONS FOR THE SIX-MONTH PERIOD ENDED NOVEMBER 30, 2015 (IN THOUSANDS)

                                                                                 CHANGE IN
                                                                                 UNREALIZED
    DERIVATIVES NOT                                                              APPRECIATION/
    ACCOUNTED FOR AS        STATEMENT OF                   REALIZED GAIN         (DEPRECIATION)
    HEDGING INSTRUMENTS     OPERATIONS LOCATION            ON DERIVATIVES        ON DERIVATIVES
    --------------------------------------------------------------------------------------------
    Equity contracts        Net realized gain(loss)              $5                    $28
                            on Options/Change in
                            net unrealized appreciation/
                            (depreciation) of Options
    --------------------------------------------------------------------------------------------

D. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

E. INVESTMENTS IN SECURITIES - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Discounts and premiums are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities. Foreign income and capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable,

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  41

================================================================================

    as a reduction to such income and realized gains. These foreign taxes have been provided for in accordance with the understanding of the applicable countries' tax rules and rates.

F. FOREIGN CURRENCY TRANSLATIONS - The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

    1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

    2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

    The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

    Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal year, these net realized foreign currency gains/losses are reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income on the Statement of Assets and Liabilities as such amounts are treated as ordinary income/loss for tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

G. SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS - Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis or for delayed draws on loans can take place a month or more after the trade date. During the period prior

================================================================================

42  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

    to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund receives a commitment fee for delayed draws on loans. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a delayed-delivery or when-issued basis and delayed-draw loan commitments may increase the volatility of the Fund's NAV to the extent that the Fund makes such purchases and commitments while remaining substantially fully invested. As of November 30, 2015, the Fund's outstanding delayed-delivery commitments, including interest purchased, were $1,095,000.

H. EXPENSES PAID INDIRECTLY - Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the six-month period ended November 30, 2015, there were no custodian and other bank credits.

I. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

J. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  43

================================================================================

or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR).

The USAA Funds that are party to the loan agreement are assessed facility fees by CAPCO in the amount of 9.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2015, the maximum annual facility fee was 7.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the USAA Funds based on their respective average net assets for the period.

The USAA Funds may request an optional increase of the committed loan agreement up to $750 million. If the USAA Funds increase the committed loan agreement above the $500 million, the assessed facility fee by CAPCO will be increased to
10.0 basis points.

For the six-month period ended November 30, 2015, the Fund paid CAPCO facility fees of less than $500, which represents 0.3% of the total fees paid to CAPCO by the USAA Funds. The Fund had no borrowings under this agreement during the six-month period ended November 30, 2015.

(3) DISTRIBUTIONS

The tax basis of distributions and any accumulated undistributed net investment income will be determined based upon the Fund's tax year-end of May 31, 2016, in accordance with applicable tax law.

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

At May 31, 2015, the Fund had no capital loss carryforwards, for federal income tax purposes.

For the six-month period ended November 30, 2015, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis the Manager will monitor the Fund's tax positions to determine if adjustments to this conclusion are necessary. The statute of

================================================================================

44  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the six-month period ended November 30, 2015, were $56,403,000 and $45,805,000, respectively.

As of November 30, 2015, the cost of securities, including short-term securities, for federal income tax purposes, was approximately the same as that reported in the financial statements.

Gross unrealized appreciation and depreciation of investments as of November 30, 2015, were $7,364,000 and $10,976,000, respectively, resulting in net unrealized depreciation of $3,612,000.

For the six-month period ended November 30, 2015, transactions in written call and put options* were as follows:

                                                                                    PREMIUMS
                                                               NUMBER OF            RECEIVED
                                                               CONTRACTS             (000'S)
                                                               ------------------------------
Outstanding at May 31, 2015                                           28                $ 54
Options written                                                        -                   -
Options terminated in closing purchase transactions                  (14)                (34)
Options expired                                                      (14)                (20)
                                                               ------------------------------
Outstanding at November 30, 2015                                       -                $  -
                                                               ------------------------------

* Refer to Note 1C for a discussion of derivative instruments and how they are accounted for in the Fund's financial statements.

(5) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund, and for directly managing the day-to-day investment of a portion of the Fund's assets, subject to the authority of and

================================================================================

                                            NOTES TO FINANCIAL STATEMENTS |  45

================================================================================

    supervision by the Board. The Manager is authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the actual day-to-day investment of a portion of the Fund's assets. For the six-month period ended November 30, 2015, the Fund had no subadviser(s).

    The Fund's investment management fee is accrued daily and paid monthly at an annualized rate of 0.50% of the Fund's average net assets. For the six-month period ended November 30, 2015, the Fund incurred total management fees, paid or payable to the Manager, of $500,000.

B. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of the Fund's average net assets. For the six-month period ended November 30, 2015, the Fund incurred administration and servicing fees, paid or payable to the Manager, of $150,000.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the six-month period ended November 30, 2015, the Fund reimbursed the Manager $2,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

C. EXPENSE LIMITATION - The Manager agreed, through October 1, 2016, to limit the total annual operating expenses of the Fund to 0.90% of its average net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and to reimburse the Fund for all expenses in excess of that amount. This expense limitation arrangement may not be changed or terminated through October 1, 2016, without approval of the Board, and may be changed or terminated by the Manager at any time after that date. For the six-month period ended November 30, 2015, the Fund incurred reimbursable expenses of $154,000, of which $53,000 was receivable from the Manager.

================================================================================

46  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

D. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $23 per shareholder account plus out of pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. For the six-month period ended November 30, 2015, the Fund incurred transfer agent's fees, paid or payable to SAS, of $238,000.

E. UNDERWRITING SERVICES - USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no commissions or fees for this service.

(6) TRANSACTIONS WITH AFFILIATES

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution. At November 30, 2015, USAA and its affiliates owned 1,756,000 shares, which represents 9.5% of the Fund.

(7) SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

During the six-month period ended November 30, 2015, in accordance with affiliated transaction procedures approved by the Board, purchases and sales of security transactions were executed between the Fund and the following affiliated USAA Fund at the then-current market price with no brokerage commissions incurred.

                                                                     NET REALIZED
                                                     COST TO          GAIN/(LOSS)
      SELLER                  PURCHASER             PURCHASER          TO SELLER
----------------------------------------------------------------------------------
USAA Cornerstone
  Moderately
  Conservative          USAA Short-Term Bond       $11,675,000         $ (9,000)

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  47

================================================================================

(8) FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout each period is as follows:

                                                     SIX-MONTH
                                                    PERIOD ENDED                               PERIOD ENDED
                                                     NOVEMBER 30,         YEAR ENDED MAY 31,      MAY 31,
                                                   ----------------------------------------------------------
                                                       2015              2015           2014          2013***
                                                   ----------------------------------------------------------
Net asset value at beginning of period             $  11.42          $  11.52       $  11.05       $ 10.00
                                                   -------------------------------------------------------
Income (loss) from investment operations:
 Net investment income                                  .14               .26            .25           .28(a)
 Net realized and unrealized gain (loss)               (.64)              .03            .61           .99(a)
                                                   -------------------------------------------------------
Total from investment operations                       (.50)              .29            .86          1.27(a)
                                                   -------------------------------------------------------
Less distributions from:
 Net investment income                                 (.12)             (.27)          (.26)         (.22)
 Realized capital gains                                   -              (.12)          (.13)            -
                                                   -------------------------------------------------------
Total distributions                                    (.12)             (.39)          (.39)         (.22)
                                                   -------------------------------------------------------
Net asset value at end of period                   $  10.80          $  11.42       $  11.52       $ 11.05
                                                   =======================================================
Total return (%)*                                     (4.39)             2.58           8.00         12.81
Net assets at end of period (000)                  $198,832          $204,535       $167,742       $99,683
Ratios to average net assets:**
 Expenses (%)(b)                                        .90(c)            .90            .90           .90(c)
 Expenses, excluding reimbursements (%)(b)             1.05(c)           1.05           1.08          1.25(c)
 Net investment income (%)                             2.64(c)           2.43           2.40          2.56(c)
Portfolio turnover (%)                                   24                37             36            59

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the
    Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the six-month period ended November 30, 2015, average net assets were
    $200,064,000.
*** Fund commenced operations on June 8, 2012.
(a) Calculated using average shares.
(b) Reflects total annual operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios as follows:
                                                          -                 -           (.00%)(+)     (.00%)(+)
    (+) Represents less than 0.01% of average net assets.
(c) Annualized. The ratio is not necessarily indicative of 12 months of operations.

================================================================================

48  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

EXPENSE EXAMPLE

November 30, 2015 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of June 1, 2015, through November 30, 2015.

ACTUAL EXPENSES

The line labeled "actual" in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to

================================================================================

                                                           EXPENSE EXAMPLE |  49

================================================================================

compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                       EXPENSES PAID
                                           BEGINNING              ENDING              DURING PERIOD*
                                          ACCOUNT VALUE        ACCOUNT VALUE           JUNE 1, 2015 -
                                          JUNE 1, 2015       NOVEMBER 30, 2015       NOVEMBER 30, 2015
                                          -------------------------------------------------------------
ACTUAL                                      $1,000.00           $  956.10                  $4.40

Hypothetical
 (5% return before expenses)                 1,000.00            1,020.50                   4.55

*Expenses are equal to the Fund's annualized expense ratio of 0.90%, which is net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/366 days (to reflect the one-half-year period). The Fund's actual ending account value is based on its actual total return of (4.39)% for the six-month period of June 1, 2015, through November 30, 2015.

================================================================================

50  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select your mutual fund
AT USAA.COM                          account and either click the link or
                                     select 'I want to...' and select
OR CALL                              the desired action.
(800) 531-USAA (8722)
(210) 531-8722
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

       USAA                                                 --------------
       9800 Fredericksburg Road                                PRSRT STD
       San Antonio, TX 78288                                 U.S. Postage
                                                                 PAID
                                                                 USAA
                                                            --------------

>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]
       USAA        We know what it means to serve.(R)

   =============================================================================
   97451-0116                                (C)2016, USAA. All rights reserved.

 [LOGO OF USAA]
   USAA(R)

                                     [GRAPHIC OF USAA CORNERSTONE MODERATE FUND]

 ==============================================================

       SEMIANNUAL REPORT
       USAA CORNERSTONE MODERATE FUND
       NOVEMBER 30, 2015

 ==============================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"A NEW YEAR IS A GREAT TIME TO REEVALUATE YOUR
INVESTMENT PLAN TO HELP ENSURE YOU ARE STAYING      [PHOTO OF BROOKS ENGLEHARDT]
ON TRACK TOWARD YOUR FINANCIAL GOALS."

--------------------------------------------------------------------------------

JANUARY 2016

The financial markets were volatile during the reporting period ended November 30, 2015, but U.S. stocks, the broad U.S. fixed-income market, and longer-term U.S. Treasury securities had experienced minimal change when the reporting period came to an end. Emerging markets stocks, in contrast, generally suffered losses, while stocks in non-U.S. developed markets also declined, though to a lesser extent.

When the reporting period began in June 2015, Greece was once again in the headlines, as the country's debt problems reemerged and investors speculated about the future of the European Union. During July 2015, market turbulence increased. Worries about China's slow economic growth triggered a steep decline in the Chinese equity market, with many other emerging stock markets falling in a similar fashion. In response, the Chinese authorities surprised many investors by devaluing its currency, which added to investors' existing concerns about the health of the global economy. The result was a broad sell-off in riskier asset classes and a flight to the perceived safety of U.S. Treasury securities.

Meanwhile, a divergence in global economic growth was reflected in the monetary policies being pursued by the world's central banks. Persistent economic weakness outside the United States led many central banks to cut interest rates and boost quantitative easing, resulting in low--and even negative--global interest rates. At the same time, the U.S. economy continued to grow, albeit slowly, and the Federal Reserve (the Fed) strongly signaled that it would begin to raise interest rates for the first time in seven years. As a result, shorter-term U.S. Treasury yields rose during the reporting period, while longer-term U.S. Treasury yields edged up slightly. On December 16, 2015, the Fed raised the target range for the federal funds rate from 0.25% to 0.50%. At USAA Investments, we believe it is less important when the first interest rate increase occurs than how quickly the Fed affects interest rates. We have long believed Fed policymakers are unlikely to raise interest rates rapidly because they will not want to jeopardize the U.S. economy. In addition, there appears to be no pressing reason, such as a higher rate of inflation, for them

================================================================================

================================================================================

to do so. Therefore, the modest interest rate increase in December 2015 is consistent with our outlook.

Also of note during the reporting period was the steady decline in commodities prices. What caused the drop in oil, natural gas, coal, and industrial metals prices? In our opinion, there was no single reason. Certainly, the divergence in global economic growth and central bank monetary policy created uncertainty in the world's commodities markets. But softening global demand and, in the case of energy, an increase in supply were also key factors. In addition, commodities are generally priced in U.S. dollars and the appreciation of the U.S. dollar during the reporting period dampened prices.

A new year is a great time to reevaluate your investment plan to help ensure you are staying on track toward your financial goals. Investors also may want to consider making a 2016 IRA contribution. The sooner investors invest their money, the sooner it can start working for them. For assistance, please feel free to give our financial advisors a call.

Looking ahead, we expect to see continued volatility--at least in the near term--in the financial markets. It's been several years since we've seen this kind of market turbulence, so the events of the reporting period are a helpful reminder that volatility is to be expected from time to time and is normal market behavior. Long-term investors should strive to make decisions based on their long-term objectives, time horizon, and risk tolerance, rather than in response to market turmoil.

On behalf of all of us at USAA Investments, we wish you a happy, healthy, and prosperous year in 2016. Thank you for your continued investment in our family of mutual funds.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. o As interest rates rise, bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened.
o Investments in foreign securities are subject to additional and more diverse risks, including but not limited to currency fluctuations, market illiquidity, and political and economic instability. Foreign investing may result in more rapid and extreme changes in value than investments made exclusively in the securities of U.S. companies. There may be less publicly available information relating to foreign companies than those in the U.S. Foreign securities may also be subject to foreign taxes. Investments made in emerging market countries may be particularly volatile. Economies of emerging market countries are generally less diverse and mature than more developed countries and may have less stable political systems. o Investments provided by USAA Investment Management Company and USAA Financial Advisors Inc., both registered broker dealers, and affiliates.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

FUND OBJECTIVE                                                                1

MANAGERS' COMMENTARY                                                          2

INVESTMENT OVERVIEW                                                           6

FINANCIAL INFORMATION

    Portfolio of Investments                                                 11

    Notes to Portfolio of Investments                                        35

    Financial Statements                                                     40

    Notes to Financial Statements                                            43

EXPENSE EXAMPLE                                                              58

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2016, USAA. All rights reserved.

200992-0116

================================================================================

================================================================================

FUND OBJECTIVE

THE USAA CORNERSTONE MODERATE FUND (THE FUND) SEEKS HIGH TOTAL RETURN.

--------------------------------------------------------------------------------

TYPES OF INVESTMENTS

The Fund invests in equity securities, bonds, money market instruments and other instruments. The Fund will have a target asset class allocation of approximately 50% equity securities and 50% fixed-income securities. The actual asset class allocation can deviate from time to time from these targets as market conditions warrant. The implementation of the asset allocation may involve the extensive use of equity and fixed-income exchange-traded funds (ETFs). The Fund may invest in securities issued by domestic or foreign companies. The Fund also may invest in fixed-income securities that are investment grade and below investment grade.

The Fund also may use alternative investment strategies, such as investments in real estate investment trusts and precious metals and minerals companies, and other instruments, including futures and options, from time to time, in an attempt to reduce the Fund's volatility over time and enhance the Fund's return and diversification.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's set rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

                                                             FUND OBJECTIVE |  1

================================================================================

MANAGERS' COMMENTARY ON THE FUND

USAA Asset Management Company

   JOHN P. TOOHEY, CFA                                       ARNOLD J. ESPE, CFA
   WASIF A. LATIF                                            DAN DENBOW, CFA

--------------------------------------------------------------------------------

o   HOW DID THE GLOBAL FINANCIAL MARKETS PERFORM DURING THE REPORTING PERIOD?

    The reporting period ended November 30, 2015, proved to be a challenging time for the world financial markets, as concerns about slow global growth, China's currency devaluation, and the potential for an interest rate increase by the Federal Reserve (the Fed) combined to weigh upon investor sentiment.

    U.S. equities generally finished the reporting period with a negative return, but they generated returns above those of the international markets. The U.S. economy appeared to be on track to deliver growth of approximately 2% in the second half of 2015 amid strength in the housing market, employment, and consumer spending. While low compared to historical standards, this rate is nonetheless higher than the majority of the world's developed economies--a positive for U.S. stocks' relative performance during the reporting period. Within the domestic market, small-cap stocks generally underperformed large-cap stocks as investors appeared averse to risk.

    Developed market international stocks finished with a loss and underperformed U.S. equities which was likely due to mounting concerns about slowing economic growth in both Europe and Japan. In addition, the weakness in foreign currencies relative to the U.S. dollar translated to lower total returns for U.S.-based investors. Emerging market stocks also generally finished the reporting period with a loss. Falling commodity prices, together with China's move toward a consumer-led economy from one driven primarily by fixed-asset investment, likely led to slower

================================================================================

2  | USAA CORNERSTONE MODERATE FUND

================================================================================

    growth in many of the exporting economies within the asset class. In addition, currency weakness compelled many central banks to raise interest rates even as growth slowed. Together, these factors caused the emerging markets to close the reporting period near the low end of their range for the past five years.

    The impact of weaker commodity prices was not limited to the emerging markets. Stocks in the gold-mining sector fell sharply as well, reflecting the effect of falling gold prices on their profit outlook.

    In the investment-grade bond market, U.S. Treasuries finished relatively flat. While investors remained on edge about the possibility of the Fed increasing interest rates, bonds gained a degree of support from the backdrop of below-trend growth and low inflation. Investment-grade corporate debt lagged, due largely to a sharp increase in new-issue supply. High-yield bonds underperformed the investment-grade market by a considerable margin, as the weakness in commodity prices pressured the credit outlook for the many energy and mining issuers within the asset class.

o HOW DID THE USAA CORNERSTONE MODERATE FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

    For the reporting period ended November 30, 2015, the Fund had a total return of -4.74%. This compares to returns of -1.05% for the Russell 3000(R) Index, -5.43% for the MSCI All-Country World Index*, -2.52% for the Cornerstone Moderate Composite Index, and -1.89% for the Lipper Balanced Funds Index.

    USAA Asset Management Company (the Manager) is the Fund's investment adviser. The investment adviser provides day-to-day discretionary management for the Fund's assets.

    Refer to page 8 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

    *As of October 1, 2015, the MSCI All-Country World Index replaced the Russell 3000 Index as it more closely represents the securities held by the Fund.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

O   PLEASE DISCUSS THE FACTORS THAT HELPED AND HURT PERFORMANCE.

    The Fund employs a diversified, long-term approach that favors undervalued market segments and avoids those that appear more richly priced. While this strategy led to underperformance during the reporting period, we remain confident in the Fund's overall positioning.

    The Fund's overweight position in the developed international markets was the primary factor affecting relative performance during a time in which U.S. equities delivered superior returns. Nevertheless, we retain this positioning for the Fund on the belief that the foreign markets offer both attractive relative valuations and the potential for improving corporate earnings. In addition, we believe international equities can benefit from accommodative monetary policies of the central banks in Europe and Japan relative to the Fed's current monetary policy.

    The Fund's allocation to the emerging markets also pressured results given the substantial underperformance of this market segment. Although we trimmed the Fund's position during the course of the reporting period in order to manage risk, we maintained an allocation to emerging markets for the Fund on the belief that emerging market stocks continue to offer superior long-term return potential relative to developed markets.

    The Fund's U.S. equity portfolio lost ground in the aggregate, but it outpaced the other allocations within the Fund. We continue to invest the Fund's domestic equity portfolio in large-cap stocks based on our belief that they offer attractive valuations relative to their mid- and small-cap counterparts. This aspect of our positioning for the Fund contributed to its performance during the reporting period, illustrating the potential benefits of our value-oriented approach.

    The Fund's investment-grade bond portfolio also decreased in value, but it provided both income and a measure of stability to the Fund's performance. At a time in which investors seemed to avoid bond market segments with the highest sensitivity to the growth outlook, the Fund's positions in high-yield and lower-rated investment-grade corporate bonds detracted from performance. We would note, however, that the Fund's allocation to these credit sectors has had a substantial positive impact on the bond portfolio's longer-term results. We offset some of the shortfall in the credit sectors through the Fund's allocation to longer maturity U.S. Treasuries, which finished the reporting period with a gain. We added this position earlier in the year as a "hedge" against

================================================================================

4  | USAA CORNERSTONE MODERATE FUND

================================================================================

    market volatility, a move that proved well-timed given the subsequent underperformance of the credit-sensitive areas of the market.

    The Fund's commodities exposure, which is achieved through investments in a basket of exchange-traded funds (ETFs), natural resources companies and gold stocks detracted from the Fund's performance. Although commodity prices fell sharply during the reporting period, we believe this asset class remains essential to diversification because of its potential to offset the long-term impact of inflation.

    The market backdrop remains uncertain as we move toward 2016, with the Fed's monetary policy, China's growth outlook, and geopolitical headlines all representing factors that are affecting investor sentiment. In this environment, our approach is to remain focused on identifying asset classes that have the potential to offer value. The reason for this is simple: valuation is one of the strongest indicators of longer-term returns. While a value-driven approach may not always work for a quarter-to-quarter basis, we measure success in years, not months, since that's how our shareholders typically think as well. With this as background, we believe the Fund will be better served by a continued emphasis on diversification and a preference for market segments with attractive valuations.

    Thank you for your investment in the Fund.

    Asset Allocation funds may be invested in, among other things: (1) exchange-traded funds; (2) futures, options, and other derivatives; (3) non-investment grade securities; (4) precious metals and minerals companies; (5) real estate investment trusts; (6) money market instruments;
    (7) foreign and emerging markets. These types of investments and asset classes may be more volatile and prone to experience significant loss than others. In addition, its is possible that a particular asset allocation used by the Manager may not produce the intended result. o As interest rates rise, bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened. o Foreign investing is subject to additional risks, such as currency fluctuations, market illiquidity, and political instability. Emerging market countries are less diverse and mature than other countries and tend to be politically less stable. o Precious metals and minerals is a volatile asset class and is subject to additional risks, such as currency fluctuation, market illiquidity, political instability, and increased price volatility. It may be more volatile than other asset classes that diversify across many industries and companies. o The USAA Precious Metals and Minerals Fund is subject to additional risks, such as currency fluctuation, market illiquidity, political instability and increased price volatility. It may be more volatile than a fund that diversifies across many industries and companies. o Non-investment grade securities are considered speculative and are subject to significant credit risk. They are sometimes referred to as "junk" bonds since they represent a greater risk of default than more creditworthy investment-grade securities. o Diversification is a technique intended to help reduce risk and does not guarantee a profit or prevent a loss. o Exchange Traded Funds (ETFs) are subject to risks similar to those of stocks. Investment returns may fluctuate and are subject to market volatility, so that an investor's shares, when redeemed or sold, may be worth more or less than their original cost.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  5

================================================================================

INVESTMENT OVERVIEW

USAA CORNERSTONE MODERATE FUND (THE FUND)
(Ticker Symbol: USBSX)

--------------------------------------------------------------------------------
                                             11/30/15                5/31/15
--------------------------------------------------------------------------------
Net Assets                                $1.1 Billion           $1.2 Billion
Net Asset Value Per Share                   $14.50                  $15.43

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 11/30/15
--------------------------------------------------------------------------------
     5/31/15-11/30/15*                 1 YEAR           5 YEARS      10 YEARS
          -4.74%                       -3.13%            5.23%        3.82%

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/15
--------------------------------------------------------------------------------
     1 YEAR                        5 YEARS                           10 YEARS
     -4.02%                         4.08%                             3.55%

--------------------------------------------------------------------------------
                         EXPENSE RATIOS AS OF 5/31/15**
--------------------------------------------------------------------------------
    BEFORE REIMBURSEMENT    1.23%            AFTER REIMBURSEMENT      1.09%

               (Includes acquired fund fees and expenses of 0.09%)

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Total returns for periods of less than one year are not annualized. This return is cumulative.

**The expense ratios represent the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated October 1, 2015, and are calculated as a percentage of average net assets. USAA Asset Management Company (the Manager) has agreed, through October 1, 2016, to make payments or waive management, administration, and other fees so that the total annual operating expenses of the Fund (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 1.00% of the Fund's average net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund's Board of Trustees and may be changed or terminated by the Manager at any time after October 1, 2016. If the total annual operating expense ratio is lower than 1.00%, the Fund will operate at the lower expense ratio. These expense ratios may differ from the expense ratios disclosed in the Financial Highlights, which excludes acquired fund fees and expenses. Effective October 1, 2015, the base investment management fee was reduced from 0.75% to 0.70% of the Fund's average net assets.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

================================================================================

6  | USAA CORNERSTONE MODERATE FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                              CORNERSTONE        LIPPER
                               MODERATE         BALANCED         MSCI       USAA CORNERSTONE
             RUSSELL 3000      COMPOSITE         FUNDS        ALL-COUNTRY       MODERATE
                INDEX            INDEX           INDEX        WORLD INDEX*        FUND
11/30/05      $10,000.00      $10,000.00      $10,000.00      $10,000.00      $10,000.00
12/31/05       10,008.98       10,149.86       10,087.59       10,245.94       10,054.99
01/31/06       10,343.39       10,402.56       10,328.39       10,750.31       10,228.01
02/28/06       10,361.78       10,412.69       10,315.47       10,734.54       10,201.39
03/31/06       10,540.89       10,487.78       10,415.91       10,960.29       10,235.17
04/30/06       10,655.24       10,622.58       10,529.48       11,325.08       10,295.42
05/31/06       10,314.10       10,421.94       10,320.71       10,878.63       10,020.96
06/30/06       10,332.35       10,431.32       10,314.53       10,873.94       10,038.96
07/31/06       10,322.68       10,523.17       10,362.68       10,948.16       10,012.01
08/31/06       10,575.20       10,731.74       10,561.98       11,232.00       10,146.76
09/30/06       10,811.93       10,847.90       10,714.23       11,362.90       10,357.61
10/31/06       11,201.13       11,095.15       10,963.84       11,789.06       10,560.83
11/30/06       11,444.84       11,321.19       11,175.03       12,122.41       10,723.41
12/31/06       11,581.91       11,395.68       11,257.68       12,392.88       10,795.96
01/31/07       11,802.36       11,480.74       11,379.09       12,516.16       10,962.83
02/28/07       11,608.75       11,530.68       11,335.66       12,450.27       10,912.04
03/31/07       11,729.58       11,631.71       11,432.92       12,700.11       10,978.22
04/30/07       12,198.14       11,905.46       11,761.74       13,262.48       11,255.42
05/31/07       12,642.66       12,056.07       12,014.46       13,658.01       11,452.37
06/30/07       12,405.89       11,978.91       11,902.21       13,617.89       11,338.57
07/31/07       11,982.81       11,880.90       11,699.32       13,409.94       11,081.88
08/31/07       12,154.82       11,960.18       11,793.89       13,372.83       11,184.56
09/30/07       12,597.95       12,297.78       12,127.09       14,090.72       11,452.41
10/31/07       12,829.05       12,554.52       12,340.34       14,640.43       11,651.52
11/30/07       12,251.50       12,352.97       12,051.03       13,993.13       11,290.18
12/31/07       12,177.36       12,312.44       11,992.50       13,838.23       11,195.90
01/31/08       11,439.27       11,957.46       11,596.04       12,704.80       10,852.13
02/29/08       11,083.97       11,932.75       11,445.16       12,740.67       10,649.00
03/31/08       11,018.30       11,876.50       11,357.70       12,553.80       10,519.25
04/30/08       11,569.31       12,198.43       11,734.24       13,254.07       10,802.28
05/31/08       11,806.33       12,278.83       11,863.86       13,461.31       11,014.56
06/30/08       10,832.06       11,775.90       11,236.64       12,355.95       10,396.48
07/31/08       10,745.67       11,646.04       11,094.33       12,035.09       10,214.23
08/31/08       10,912.56       11,640.67       11,136.52       11,775.69       10,245.93
09/30/08        9,886.52       10,870.02       10,295.14       10,303.95        9,366.53
10/31/08        8,133.05        9,605.82        8,975.68        8,262.22        7,953.16
11/30/08        7,491.03        9,375.24        8,566.78        7,719.42        7,426.15
12/31/08        7,634.34        9,714.23        8,853.44        7,999.19        7,561.79
01/31/09        6,993.66        9,275.08        8,443.61        7,315.75        7,125.53
02/28/09        6,261.04        8,786.01        7,897.46        6,599.45        6,535.77
03/31/09        6,809.47        9,211.94        8,336.70        7,143.05        6,872.04
04/30/09        7,526.05        9,814.09        8,910.94        7,986.26        7,469.25
05/31/09        7,927.62       10,291.73        9,357.99        8,781.99        8,238.27
06/30/09        7,954.63       10,317.05        9,380.34        8,732.75        8,447.80
07/31/09        8,573.79       10,848.29        9,943.95        9,501.48        8,919.89
08/31/09        8,880.14       11,120.15       10,210.06        9,841.30        9,259.45
09/30/09        9,252.18       11,447.65       10,536.53       10,292.79        9,756.30
10/31/09        9,014.22       11,368.45       10,413.34       10,133.73        9,781.40
11/30/09        9,526.44       11,695.63       10,800.99       10,550.51       10,074.26
12/31/09        9,797.92       11,778.54       10,920.94       10,768.99       10,286.44
01/31/10        9,444.73       11,628.97       10,734.17       10,303.59       10,227.28
02/28/10        9,764.92       11,772.10       10,925.09       10,434.84       10,413.23
03/31/10       10,380.37       12,158.78       11,340.59       11,106.15       10,808.80
04/30/10       10,604.39       12,297.65       11,479.78       11,124.84       10,996.18
05/31/10        9,766.67       11,774.67       10,892.79       10,060.40       10,442.54
06/30/10        9,205.21       11,638.16       10,630.86        9,759.91       10,177.96
07/31/10        9,844.25       12,163.86       11,146.59       10,554.05       10,642.55
08/31/10        9,380.85       12,005.59       10,906.86       10,185.10       10,444.67
09/30/10       10,266.57       12,598.82       11,525.11       11,159.47       11,040.84
10/31/10       10,667.75       12,869.00       11,817.67       11,562.78       11,326.60
11/30/10       10,729.34       12,755.58       11,754.60       11,305.51       11,274.65
12/31/10       11,456.67       13,171.32       12,220.56       12,133.39       11,676.14
01/31/11       11,706.90       13,297.12       12,391.98       12,323.80       11,868.27
02/28/11       12,133.13       13,527.15       12,668.85       12,682.66       12,182.66
03/31/11       12,187.86       13,550.77       12,696.66       12,670.00       12,280.16
04/30/11       12,550.62       13,892.52       13,034.77       13,188.36       12,622.74
05/31/11       12,407.42       13,847.82       12,948.71       12,904.87       12,552.46
06/30/11       12,184.60       13,703.25       12,790.78       12,701.53       12,392.60
07/31/11       11,905.57       13,692.25       12,692.95       12,494.73       12,215.56
08/31/11       11,191.29       13,292.06       12,214.67       11,582.00       11,578.23
09/30/11       10,322.90       12,692.22       11,559.98       10,488.51       10,934.62
10/31/11       11,510.99       13,426.70       12,364.39       11,612.29       11,576.26
11/30/11       11,479.88       13,256.59       12,273.02       11,264.68       11,504.97
12/31/11       11,574.23       13,333.33       12,310.96       11,241.92       11,529.81
01/31/12       12,158.30       13,787.81       12,772.54       11,895.60       11,890.12
02/29/12       12,672.63       14,127.33       13,138.59       12,494.11       12,214.40
03/31/12       13,063.54       14,186.70       13,280.60       12,577.18       12,326.14
04/30/12       12,977.87       14,198.10       13,268.25       12,433.27       12,298.97
05/31/12       12,175.59       13,660.25       12,695.05       11,318.53       11,837.08
06/30/12       12,652.45       13,992.76       13,017.65       11,877.54       12,089.41
07/31/12       12,777.77       14,182.68       13,174.35       12,040.14       12,217.34
08/31/12       13,096.68       14,360.74       13,381.46       12,301.93       12,409.24
09/30/12       13,440.60       14,593.81       13,614.79       12,689.39       12,625.86
10/31/12       13,208.77       14,545.04       13,546.45       12,604.81       12,671.84
11/30/12       13,311.05       14,642.07       13,642.13       12,766.00       12,736.21
12/31/12       13,474.18       14,794.35       13,781.23       13,055.16       12,897.00
01/31/13       14,213.52       15,116.48       14,173.65       13,656.59       13,203.19
02/28/13       14,401.88       15,177.91       14,245.48       13,654.46       13,212.47
03/31/13       14,966.24       15,373.52       14,524.96       13,904.12       13,383.24
04/30/13       15,211.22       15,640.42       14,728.97       14,301.33       13,597.74
05/31/13       15,570.06       15,537.70       14,780.77       14,262.09       13,523.13
06/30/13       15,368.11       15,208.49       14,541.11       13,845.23       13,185.42
07/31/13       16,210.41       15,604.52       15,026.44       14,508.03       13,523.03
08/31/13       15,757.88       15,390.40       14,763.78       14,205.77       13,354.22
09/30/13       16,343.70       15,836.41       15,207.58       14,939.51       13,637.06
10/31/13       17,037.95       16,220.37       15,616.93       15,539.97       14,005.89
11/30/13       17,532.40       16,324.50       15,838.21       15,760.05       14,091.00
12/31/13       17,994.96       16,448.76       16,040.31       16,031.94       14,215.33
01/31/14       17,426.43       16,277.05       15,798.54       15,390.65       14,043.83
02/28/14       18,253.07       16,731.68       16,296.95       16,134.14       14,434.46
03/31/14       18,349.95       16,758.70       16,331.99       16,205.88       14,494.86
04/30/14       18,372.22       16,877.51       16,395.88       16,360.15       14,619.40
05/31/14       18,773.12       17,142.71       16,667.51       16,708.12       14,811.00
06/30/14       19,243.99       17,343.18       16,903.45       17,022.69       15,027.58
07/31/14       18,864.36       17,174.61       16,701.65       16,816.07       14,892.37
08/31/14       19,655.80       17,494.31       17,107.88       17,187.51       15,095.18
09/30/14       19,246.08       17,135.57       16,806.98       16,630.36       14,792.41
10/31/14       19,775.61       17,329.34       17,040.74       16,747.44       14,879.76
11/30/14       20,254.85       17,510.12       17,278.84       17,027.56       15,015.65
12/31/14       20,254.62       17,372.00       17,196.07       16,698.99       14,857.50
01/31/15       19,690.90       17,391.62       17,077.63       16,437.91       14,877.20
02/28/15       20,831.02       17,814.81       17,604.67       17,353.03       15,212.18
03/31/15       20,619.26       17,736.67       17,502.25       17,084.15       15,101.74
04/30/15       20,712.52       17,928.35       17,625.32       17,579.84       15,240.29
05/31/15       20,999.01       17,938.75       17,701.15       17,556.90       15,269.98
06/30/15       20,647.68       17,656.76       17,429.78       17,143.58       14,976.55
07/31/15       20,993.03       17,764.42       17,587.80       17,292.46       15,046.30
08/31/15       19,725.69       17,166.81       16,910.71       16,107.04       14,438.47
09/30/15       19,150.88       16,909.29       16,629.59       15,523.50       14,144.60
10/31/15       20,663.52       17,564.28       17,369.74       16,741.86       14,656.21
11/30/15       20,778.07       17,486.44       17,367.31       16,603.61       14,545.87

                                   [END CHART]

                      Data from 11/30/05 through 11/30/15.

                    See next page for benchmark definitions.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes except that the Lipper Balanced Funds Index reflects the fees and expenses of the underlying funds included in the index.

*As of October 1, 2015, the MSCI All-Country World Index replaced the Russell 3000 Index as it more closely represents the securities held by the Fund.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

The graph on page 7 illustrates the comparison of a $10,000 hypothetical investment in the USAA Cornerstone Moderate Fund to the benchmarks listed below. The Manager has developed the Cornerstone Moderate Composite Index, which is used to measure the Fund's performance. The custom benchmark was created by the Manager to show how the Fund's performance compares with the returns of an index or indexes with similar asset allocations.

o The unmanaged Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

o The unmanaged Lipper Balanced Funds Index tracks the total return performance of the 30 largest funds within the Lipper Balanced Funds category.

o The Cornerstone Moderate Composite Index is a combination of unmanaged indexes representing the Fund's model allocation, and consists of the MSCI USA Investable Market Index (IMI) (29%), the MSCI ACWI ex USA IMI (19%), the Barclays U.S. Universal Index (48%), the Bloomberg Commodity Index Total Return (1%), the MSCI U.S. Real Estate Investment Trust (REIT) Index (1%), and the Barclays U.S. Treasury - Bills (1-3M) (2%).

o The unmanaged MSCI All-Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

================================================================================

8  | USAA CORNERSTONE MODERATE FUND

================================================================================

                        o TOP 10 EQUITY HOLDINGS* - 11/30/15 o
                                 (% of Net Assets)

iShares Core MSCI EAFE ETF** ............................................  5.1%
U.S. Treasury Bond, 3.13%, 8/15/2044 ....................................  4.7%
iShares MSCI EAFE ETF** .................................................  4.6%
U.S. Treasury Bond, 3.00%, 5/15/2045 ....................................  3.8%
iShares Core S&P 500 ETF** ..............................................  2.2%
iShares Core MSCI Emerging Markets ETF** ................................  2.1%
Vanguard FTSE Europe ETF** ..............................................  1.6%
Vanguard FTSE Developed Markets ETF** ...................................  1.5%
Vanguard Small-Cap Value ETF** ..........................................  1.3%
Vanguard S&P 500 ETF** ..................................................  1.2%

*Excludes money market instruments.

**The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.

You will find a complete list of securities that the Fund owns on pages 11-34.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

                         o ASSET ALLOCATION - 11/30/15 o

                         [PIE CHART OF ASSET ALLOCATION]

U.S. EQUITY SECURITIES*                                                   31.3%
INTERNATIONAL EQUITY SECURITIES*                                          21.7%
CORPORATE OBLIGATIONS                                                     16.4%
U.S. TREASURY SECURITIES                                                  10.9%
COMMERCIAL MORTGAGE SECURITIES                                             7.1%
EURODOLLAR AND YANKEE OBLIGATIONS                                          5.0%
MONEY MARKET INSTRUMENTS                                                   4.0%
PRECIOUS METALS AND COMMODITY-RELATED SECURITIES*                          0.9%
U.S. GOVERNMENT AGENCY ISSUES                                              0.5%
GLOBAL REAL ESTATE EQUITY SECURITIES                                       1.0%
COLLATERALIZED MORTGAGE OBLIGATIONS                                        0.3%
ASSET-BACKED SECURITIES                                                    0.2%
CONVERTIBLE SECURITIES**                                                   0.0%

                                   [END CHART]

Percentages are of the net assets of the Fund and may not equal 100%.

*The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.

**Represents less than 0.1% of the Fund.

================================================================================

10  | USAA CORNERSTONE MODERATE FUND

================================================================================

PORTFOLIO OF INVESTMENTS

November 30, 2015 (unaudited)

---------------------------------------------------------------------------------------------------
                                                                                             MARKET
NUMBER                                                                                        VALUE
OF SHARES    SECURITY                                                                         (000)
---------------------------------------------------------------------------------------------------
             U.S. EQUITY SECURITIES (31.3%)

             COMMON STOCKS (22.4%)

             CONSUMER DISCRETIONARY (3.4%)
             -----------------------------
             ADVERTISING (0.4%)
    50,700   Omnicom Group, Inc.                                                         $    3,748
                                                                                         ----------
             APPAREL RETAIL (0.3%)
     3,490   Caleres, Inc.                                                                       98
     4,440   Finish Line, Inc. "A"                                                               74
    43,800   TJX Companies, Inc.                                                              3,092
                                                                                         ----------
                                                                                              3,264
                                                                                         ----------
             AUTO PARTS & EQUIPMENT (0.6%)
    52,700   BorgWarner, Inc.                                                                 2,250
     6,920   Dana Holding Corp.                                                                 114
     6,480   Gentex Corp.                                                                       108
     1,660   Gentherm, Inc.*                                                                     84
    43,700   Johnson Controls, Inc.                                                           2,010
    42,800   Magna International, Inc.                                                        1,945
                                                                                         ----------
                                                                                              6,511
                                                                                         ----------
             AUTOMOBILE MANUFACTURERS (0.2%)
   127,000   Ford Motor Co.                                                                   1,820
     2,540   Thor Industries, Inc.                                                              147
                                                                                         ----------
                                                                                              1,967
                                                                                         ----------
             AUTOMOTIVE RETAIL (0.0%)
     3,530   CST Brands, Inc.                                                                   131
     1,560   Lithia Motors, Inc. "A"                                                            194
     1,530   Murphy USA, Inc.*                                                                   91
                                                                                         ----------
                                                                                                416
                                                                                         ----------
             BROADCASTING (0.3%)
    63,600   CBS Corp. "B"                                                                    3,211
                                                                                         ----------
             FOOTWEAR (0.0%)
     6,390   Wolverine World Wide, Inc.                                                         116
                                                                                         ----------
             GENERAL MERCHANDISE STORES (0.3%)
    51,200   Dollar General Corp.                                                             3,349
                                                                                         ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  11

================================================================================

---------------------------------------------------------------------------------------------------
                                                                                             MARKET
NUMBER                                                                                        VALUE
OF SHARES    SECURITY                                                                         (000)
---------------------------------------------------------------------------------------------------
             HOME IMPROVEMENT RETAIL (0.1%)
     4,700   Home Depot, Inc.                                                            $      629
                                                                                         ----------
             HOMEBUILDING (0.1%)
     5,730   M/I Homes, Inc.*                                                                   134
     3,400   Meritage Homes Corp.*                                                              127
       110   NVR, Inc.*                                                                         185
    15,240   TRI Pointe Group, Inc.*                                                            212
                                                                                         ----------
                                                                                                658
                                                                                         ----------
             HOTELS, RESORTS & CRUISE LINES (0.9%)
    65,900   Carnival Corp.                                                                   3,330
    20,000   Hilton Worldwide Holdings, Inc.                                                    464
   109,600   Norwegian Cruise Line Holdings Ltd.*                                             6,296
                                                                                         ----------
                                                                                             10,090
                                                                                         ----------
             INTERNET RETAIL (0.1%)
     8,100   Expedia, Inc.                                                                      997
                                                                                         ----------
             PUBLISHING (0.0%)
     6,040   Gannett Co., Inc.                                                                  103
     2,520   Meredith Corp.                                                                     118
                                                                                         ----------
                                                                                                221
                                                                                         ----------
             SPECIALIZED CONSUMER SERVICES (0.1%)
    27,000   H&R Block, Inc.                                                                    991
     4,200   Sotheby's                                                                          119
                                                                                         ----------
                                                                                              1,110
                                                                                         ----------
             SPECIALTY STORES (0.0%)
     3,560   Dick's Sporting Goods, Inc.                                                        139
     2,650   Hibbett Sports, Inc.*                                                               87
                                                                                         ----------
                                                                                                226
                                                                                         ----------
             Total Consumer Discretionary                                                    36,513
                                                                                         ----------
             CONSUMER STAPLES (1.1%)
             -----------------------
             AGRICULTURAL PRODUCTS (0.0%)
     2,350   Ingredion, Inc.                                                                    232
                                                                                         ----------
             DRUG RETAIL (0.5%)
    26,230   CVS Health Corp.                                                                 2,468
    32,200   Walgreens Boots Alliance, Inc.                                                   2,706
                                                                                         ----------
                                                                                              5,174
                                                                                         ----------
             FOOD RETAIL (0.2%)
     1,680   Casey's General Stores, Inc.                                                       195
    50,000   Kroger Co.                                                                       1,883
                                                                                         ----------
                                                                                              2,078
                                                                                         ----------

================================================================================

12 |  USAA CORNERSTONE MODERATE FUND

================================================================================

---------------------------------------------------------------------------------------------------
                                                                                             MARKET
NUMBER                                                                                        VALUE
OF SHARES    SECURITY                                                                         (000)
---------------------------------------------------------------------------------------------------
             HOUSEHOLD PRODUCTS (0.2%)
    25,800   Procter & Gamble Co.                                                        $    1,931
                                                                                         ----------
             PACKAGED FOODS & MEAT (0.0%)
     7,150   Flowers Foods, Inc.                                                                168
                                                                                         ----------
             PERSONAL PRODUCTS (0.0%)
     1,540   Edgewell Personal Care Co.                                                         124
                                                                                         ----------
             SOFT DRINKS (0.2%)
    24,500   PepsiCo, Inc.                                                                    2,454
                                                                                         ----------
             Total Consumer Staples                                                          12,161
                                                                                         ----------
             ENERGY (1.5%)
             -------------
             INTEGRATED OIL & GAS (0.7%)
    22,430   Chevron Corp.                                                                    2,048
    73,170   Occidental Petroleum Corp.                                                       5,531
                                                                                         ----------
                                                                                              7,579
                                                                                         ----------
             OIL & GAS DRILLING (0.0%)
     8,550   Atwood Oceanics, Inc.                                                              136
                                                                                         ----------
             OIL & GAS EQUIPMENT & SERVICES (0.3%)
    25,040   Halliburton Co.                                                                    998
     9,420   Helix Energy Solutions Group, Inc.*                                                 61
     6,800   Hornbeck Offshore Services, Inc.*                                                   83
    18,600   Schlumberger Ltd.                                                                1,435
                                                                                         ----------
                                                                                              2,577
                                                                                         ----------
             OIL & GAS EXPLORATION & PRODUCTION (0.5%)
    23,700   Anadarko Petroleum Corp.                                                         1,419
    28,068   California Resources Corp.                                                         115
     6,200   Cimarex Energy Co.                                                                 738
    35,000   ConocoPhillips                                                                   1,892
    11,600   EOG Resources, Inc.                                                                968
    27,700   Marathon Oil Corp.                                                                 485
                                                                                         ----------
                                                                                              5,617
                                                                                         ----------
             OIL & GAS REFINING & MARKETING (0.0%)
     4,670   Green Plains, Inc.                                                                 111
     1,750   REX American Resources Corp.*                                                      110
                                                                                         ----------
                                                                                                221
                                                                                         ----------
             Total Energy                                                                    16,130
                                                                                         ----------
             FINANCIALS (3.8%)
             -----------------
             ASSET MANAGEMENT & CUSTODY BANKS (0.2%)
    13,500   Ameriprise Financial, Inc.                                                       1,525
    15,100   Bank of New York Mellon Corp.                                                      662

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  13

================================================================================

---------------------------------------------------------------------------------------------------
                                                                                             MARKET
NUMBER                                                                                        VALUE
OF SHARES    SECURITY                                                                         (000)
---------------------------------------------------------------------------------------------------
     6,630   Eaton Vance Corp.                                                           $      238
     4,090   Waddell & Reed Financial, Inc. "A"                                                 153
                                                                                         ----------
                                                                                              2,578
                                                                                         ----------
             CONSUMER FINANCE (0.6%)
    57,200   Capital One Financial Corp.                                                      4,491
     2,130   Encore Capital Group, Inc.*                                                         70
    41,382   Synchrony Financial*                                                             1,317
                                                                                         ----------
                                                                                              5,878
                                                                                         ----------
             DIVERSIFIED BANKS (1.8%)
   501,100   Bank of America Corp.                                                            8,734
    93,933   Citigroup, Inc.                                                                  5,081
    76,700   JPMorgan Chase & Co.                                                             5,114
    17,340   Wells Fargo & Co.                                                                  956
                                                                                         ----------
                                                                                             19,885
                                                                                         ----------
             INVESTMENT BANKING & BROKERAGE (0.0%)
     6,100   Raymond James Financial, Inc.                                                      358
                                                                                         ----------
             LIFE & HEALTH INSURANCE (0.1%)
     3,760   American Equity Investment Life Insurance Co.                                      101
    19,900   MetLife, Inc.                                                                    1,017
                                                                                         ----------
                                                                                              1,118
                                                                                         ----------
             MULTI-LINE INSURANCE (0.0%)
     1,110   American Financial Group, Inc.                                                      82
                                                                                         ----------
             PROPERTY & CASUALTY INSURANCE (0.1%)
     2,130   AMERISAFE, Inc.                                                                    115
     1,450   Hanover Insurance Group, Inc.                                                      122
     7,600   Old Republic International Corp.                                                   144
     4,170   Selective Insurance Group, Inc.                                                    144
     2,300   W.R. Berkley Corp.                                                                 128
                                                                                         ----------
                                                                                                653
                                                                                         ----------
             REGIONAL BANKS (0.9%)
     1,440   Bank of Hawaii Corp.                                                               100
     5,910   Cathay General Bancorp                                                             203
     1,420   Cullen/Frost Bankers, Inc.                                                          99
     7,870   F.N.B. Corp.                                                                       114
   162,100   Fifth Third Bancorp                                                              3,350
     4,880   FirstMerit Corp.                                                                    99
     6,200   Fulton Financial Corp.                                                              90
   343,100   KeyCorp                                                                          4,498
    11,790   National Penn Bancshares, Inc.                                                     147
     6,200   PNC Financial Services Group, Inc.                                                 592

================================================================================

14  | USAA CORNERSTONE MODERATE FUND

================================================================================

---------------------------------------------------------------------------------------------------
                                                                                             MARKET
NUMBER                                                                                        VALUE
OF SHARES    SECURITY                                                                         (000)
---------------------------------------------------------------------------------------------------
     1,780   Prosperity Bancshares, Inc.                                                 $       99
     7,100   TCF Financial Corp.                                                                109
     4,420   Webster Financial Corp.                                                            178
     9,730   Wilshire Bancorp, Inc.                                                             120
                                                                                         ----------
                                                                                              9,798
                                                                                         ----------
             REINSURANCE (0.0%)
       230   Alleghany Corp.*                                                                   117
     1,600   Endurance Specialty Holdings Ltd.                                                  106
     1,350   Reinsurance Group of America, Inc.                                                 124
                                                                                         ----------
                                                                                                347
                                                                                         ----------
             SPECIALIZED FINANCE (0.0%)
     2,320   Atlas Air Worldwide Holdings, Inc.*                                                 96
                                                                                         ----------
             THRIFTS & MORTGAGE FINANCE (0.1%)
     8,670   Astoria Financial Corp.                                                            140
    16,750   New York Community Bancorp, Inc.                                                   274
     5,720   Washington Federal, Inc.                                                           148
                                                                                         ----------
                                                                                                562
                                                                                         ----------
             Total Financials                                                                41,355
                                                                                         ----------
             HEALTH CARE (4.0%)
             ------------------
             BIOTECHNOLOGY (1.5%)
   123,750   AbbVie, Inc.                                                                     7,196
    14,500   Amgen, Inc.                                                                      2,336
     2,470   Enanta Pharmaceuticals, Inc.*                                                       78
    56,100   Gilead Sciences, Inc.                                                            5,944
     1,300   United Therapeutics Corp.*                                                         199
                                                                                         ----------
                                                                                             15,753
                                                                                         ----------
             HEALTH CARE DISTRIBUTORS (0.2%)
    10,200   Cardinal Health, Inc.                                                              886
     6,500   McKesson Corp.                                                                   1,231
     3,420   Owens & Minor, Inc.                                                                131
                                                                                         ----------
                                                                                              2,248
                                                                                         ----------
             HEALTH CARE EQUIPMENT (0.8%)
     3,880   CONMED Corp.                                                                       165
     2,710   Greatbatch, Inc.*                                                                  157
    80,900   Hologic, Inc.*                                                                   3,264
     4,340   Masimo Corp.*                                                                      180
    53,200   Medtronic plc                                                                    4,008
     1,890   Teleflex, Inc.                                                                     249
                                                                                         ----------
                                                                                              8,023
                                                                                         ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

---------------------------------------------------------------------------------------------------
                                                                                             MARKET
NUMBER                                                                                        VALUE
OF SHARES    SECURITY                                                                         (000)
---------------------------------------------------------------------------------------------------
             HEALTH CARE FACILITIES (0.0%)
     2,980   Ensign Group, Inc.                                                          $      142
                                                                                         ----------
             HEALTH CARE SERVICES (0.0%)
       930   Chemed Corp.                                                                       144
     2,780   MEDNAX, Inc.*                                                                      198
                                                                                         ----------
                                                                                                342
                                                                                         ----------
             HEALTH CARE SUPPLIES (0.0%)
     2,730   Anika Therapeutics, Inc.*                                                          115
                                                                                         ----------
             LIFE SCIENCES TOOLS & SERVICES (0.0%)
     1,200   Bio-Rad Laboratories, Inc. "A"*                                                    168
     2,280   Cambrex Corp.*                                                                     122
                                                                                         ----------
                                                                                                290
                                                                                         ----------
             MANAGED HEALTH CARE (0.1%)
    10,000   UnitedHealth Group, Inc.                                                         1,127
                                                                                         ----------
             PHARMACEUTICALS (1.4%)
     8,000   Allergan plc*                                                                    2,511
       860   DepoMed, Inc.*                                                                      17
    26,640   Johnson & Johnson                                                                2,697
     1,820   Lannett Co., Inc.*                                                                  67
    72,900   Merck & Co., Inc.                                                                3,864
   179,634   Pfizer, Inc.                                                                     5,887
     3,780   Prestige Brands Holdings, Inc.*                                                    192
                                                                                         ----------
                                                                                             15,235
                                                                                         ----------
             Total Health Care                                                               43,275
                                                                                         ----------
             INDUSTRIALS (2.5%)
             ------------------
             AEROSPACE & DEFENSE (0.5%)
    22,900   Honeywell International, Inc.                                                    2,381
     1,830   Moog, Inc. "A"*                                                                    121
     6,000   Raytheon Co.                                                                       744
     1,410   Teledyne Technologies, Inc.*                                                       130
     6,300   TransDigm Group, Inc.*                                                           1,478
                                                                                         ----------
                                                                                              4,854
                                                                                         ----------
             AGRICULTURAL & FARM MACHINERY (0.0%)
     2,000   AGCO Corp.                                                                         101
                                                                                         ----------
             AIRLINES (0.3%)
    36,200   Southwest Airlines Co.                                                           1,661
    35,000   United Continental Holdings, Inc.*                                               1,950
                                                                                         ----------
                                                                                              3,611
                                                                                         ----------

================================================================================

16  | USAA CORNERSTONE MODERATE FUND

================================================================================

---------------------------------------------------------------------------------------------------
                                                                                             MARKET
NUMBER                                                                                        VALUE
OF SHARES    SECURITY                                                                         (000)
---------------------------------------------------------------------------------------------------
             BUILDING PRODUCTS (0.0%)
     1,860   Universal Forest Products, Inc.                                             $      144
                                                                                         ----------
             COMMERCIAL PRINTING (0.0%)
     2,560   Deluxe Corp.                                                                       150
                                                                                         ----------
             CONSTRUCTION & ENGINEERING (0.0%)
     2,530   EMCOR Group, Inc.                                                                  127
                                                                                         ----------
             CONSTRUCTION MACHINERY & HEAVY TRUCKS (0.0%)
     3,290   Trinity Industries, Inc.                                                            89
                                                                                         ----------
             DIVERSIFIED SUPPORT SERVICES (0.0%)
     1,720   G & K Services, Inc. "A"                                                           115
       830   UniFirst Corp.                                                                      90
                                                                                         ----------
                                                                                                205
                                                                                         ----------
             ELECTRICAL COMPONENTS & EQUIPMENT (0.2%)
    23,200   Eaton Corp. plc                                                                  1,349
     2,060   EnerSys                                                                            122
                                                                                         ----------
                                                                                              1,471
                                                                                         ----------
             ENVIRONMENTAL & FACILITIES SERVICES (0.0%)
     3,360   ABM Industries, Inc.                                                                99
     3,410   Tetra Tech, Inc.                                                                    95
                                                                                         ----------
                                                                                                194
                                                                                         ----------
             HEAVY ELECTRICAL EQUIPMENT (0.0%)
     1,800   AZZ, Inc.                                                                          107
                                                                                         ----------
             HUMAN RESOURCE & EMPLOYMENT SERVICES (0.1%)
     3,350   Korn/Ferry International                                                           123
     2,720   ManpowerGroup, Inc.                                                                246
     2,870   On Assignment, Inc.*                                                               134
                                                                                         ----------
                                                                                                503
                                                                                         ----------
             INDUSTRIAL CONGLOMERATES (1.0%)
    16,250   Carlisle Companies, Inc.                                                         1,437
   291,917   General Electric Co.                                                             8,740
                                                                                         ----------
                                                                                             10,177
                                                                                         ----------
             INDUSTRIAL MACHINERY (0.4%)
     2,360   Barnes Group, Inc.                                                                  91
     1,650   Crane Co.                                                                           86
     1,280   Graco, Inc.                                                                         97
     3,160   Mueller Industries, Inc.                                                            99
     1,790   Nordson Corp.                                                                      130
    34,600   Stanley Black & Decker, Inc.                                                     3,777
                                                                                         ----------
                                                                                              4,280
                                                                                         ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

---------------------------------------------------------------------------------------------------
                                                                                             MARKET
NUMBER                                                                                        VALUE
OF SHARES    SECURITY                                                                         (000)
---------------------------------------------------------------------------------------------------
             OFFICE SERVICES & SUPPLIES (0.0%)
     2,690   Essendant, Inc.                                                             $       97
                                                                                         ----------
             RAILROADS (0.0%)
     1,950   Genesee & Wyoming, Inc. "A"*                                                       135
                                                                                         ----------
             TRADING COMPANIES & DISTRIBUTORS (0.0%)
     1,940   Applied Industrial Technologies, Inc.                                               83
     2,070   GATX Corp.                                                                          96
                                                                                         ----------
                                                                                                179
                                                                                         ----------
             TRUCKING (0.0%)
     5,980   Knight Transportation, Inc.                                                        159
                                                                                         ----------
             Total Industrials                                                               26,583
                                                                                         ----------
             INFORMATION TECHNOLOGY (4.3%)
             -----------------------------
             APPLICATION SOFTWARE (0.1%)
     3,200   Ebix, Inc.                                                                         120
     9,000   Mentor Graphics Corp.                                                              169
     7,430   Synopsys, Inc.*                                                                    372
                                                                                         ----------
                                                                                                661
                                                                                         ----------
             COMMUNICATIONS EQUIPMENT (0.7%)
     5,350   ARRIS Group, Inc.*                                                                 163
   259,456   Cisco Systems, Inc.                                                              7,070
     3,490   Plantronics, Inc.                                                                  185
    10,800   QUALCOMM, Inc.                                                                     527
                                                                                         ----------
                                                                                              7,945
                                                                                         ----------
             DATA PROCESSING & OUTSOURCED SERVICES (0.6%)
     6,500   Alliance Data Systems Corp.*                                                     1,864
     3,980   Broadridge Financial Solutions, Inc.                                               219
     6,430   Convergys Corp.                                                                    166
     3,560   CSG Systems International, Inc.                                                    127
     1,240   DST Systems, Inc.                                                                  152
     4,260   Global Payments, Inc.                                                              302
    24,000   MasterCard, Inc. "A"                                                             2,350
     3,840   Sykes Enterprises, Inc.*                                                           122
     6,300   Visa, Inc. "A"                                                                     498
                                                                                         ----------
                                                                                              5,800
                                                                                         ----------
             ELECTRONIC COMPONENTS (0.0%)
     1,080   Littelfuse, Inc.                                                                   117
                                                                                         ----------
             ELECTRONIC EQUIPMENT & INSTRUMENTS (0.0%)
     3,740   Keysight Technologies, Inc.*                                                       115
                                                                                         ----------

================================================================================

18  | USAA CORNERSTONE MODERATE FUND

================================================================================

---------------------------------------------------------------------------------------------------
                                                                                             MARKET
NUMBER                                                                                        VALUE
OF SHARES    SECURITY                                                                         (000)
---------------------------------------------------------------------------------------------------
             ELECTRONIC MANUFACTURING SERVICES (0.0%)
     7,570   Jabil Circuit, Inc.                                                         $      194
     2,540   Methode Electronics, Inc.                                                           92
     2,730   Plexus Corp.*                                                                      101
                                                                                         ----------
                                                                                                387
                                                                                         ----------
             INTERNET SOFTWARE & SERVICES (0.8%)
     8,860   Alphabet, Inc. "A"*                                                              6,759
    17,700   Facebook, Inc. "A"*                                                              1,845
     2,870   J2 Global, Inc.                                                                    231
                                                                                         ----------
                                                                                              8,835
                                                                                         ----------
             SEMICONDUCTOR EQUIPMENT (0.1%)
    44,800   Applied Materials, Inc.                                                            841
     1,930   Cabot Microelectronics Corp.*                                                       81
     2,430   MKS Instruments, Inc.                                                               90
     3,050   Tessera Technologies, Inc.                                                          97
                                                                                         ----------
                                                                                              1,109
                                                                                         ----------
             SEMICONDUCTORS (0.1%)
    14,990   Intel Corp.                                                                        521
    38,900   Micron Technology, Inc.*                                                           620
                                                                                         ----------
                                                                                              1,141
                                                                                         ----------
             SYSTEMS SOFTWARE (1.1%)
   161,280   Microsoft Corp.                                                                  8,765
    81,600   Oracle Corp.                                                                     3,180
                                                                                         ----------
                                                                                             11,945
                                                                                         ----------
             TECHNOLOGY DISTRIBUTORS (0.1%)
     3,030   Arrow Electronics, Inc.*                                                           171
     3,290   Avnet, Inc.                                                                        149
     1,230   ePlus, Inc.*                                                                       109
     4,930   Ingram Micro, Inc. "A"                                                             153
     1,340   SYNNEX Corp.                                                                       126
     1,810   Tech Data Corp.*                                                                   122
                                                                                         ----------
                                                                                                830
                                                                                         ----------
             TECHNOLOGY HARDWARE, STORAGE, & PERIPHERALS (0.7%)
    34,030   Apple, Inc.                                                                      4,026
   169,200   HP, Inc.                                                                         2,122
    15,400   Seagate Technology plc                                                             553
    16,500   Western Digital Corp.                                                            1,030
                                                                                         ----------
                                                                                              7,731
                                                                                         ----------
             Total Information Technology                                                    46,616
                                                                                         ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

---------------------------------------------------------------------------------------------------
                                                                                             MARKET
NUMBER                                                                                        VALUE
OF SHARES    SECURITY                                                                         (000)
---------------------------------------------------------------------------------------------------
             MATERIALS (0.8%)
             ----------------
             COMMODITY CHEMICALS (0.1%)
     8,200   LyondellBasell Industries N.V. "A"                                          $      786
                                                                                         ----------
             DIVERSIFIED CHEMICALS (0.3%)
   265,500   Huntsman Corp.                                                                   3,324
                                                                                         ----------
             DIVERSIFIED METALS & MINING (0.2%)
     1,240   Compass Minerals International, Inc.                                               104
   215,500   Freeport-McMoRan, Inc.                                                           1,763
                                                                                         ----------
                                                                                              1,867
                                                                                         ----------
             METAL & GLASS CONTAINERS (0.0%)
     1,510   AptarGroup, Inc.                                                                   113
                                                                                         ----------
             PAPER PACKAGING (0.1%)
    31,640   Bemis Co., Inc.                                                                  1,491
     2,200   Sonoco Products Co.                                                                 96
                                                                                         ----------
                                                                                              1,587
                                                                                         ----------
             PAPER PRODUCTS (0.0%)
     5,030   KapStone Paper & Packaging Corp.                                                   122
                                                                                         ----------
             SPECIALTY CHEMICALS (0.1%)
     3,570   Albemarle Corp.                                                                    191
     1,780   Innospec, Inc.                                                                     104
     1,940   Stepan Co.                                                                         101
     2,860   Valspar Corp.                                                                      242
                                                                                         ----------
                                                                                                638
                                                                                         ----------
             STEEL (0.0%)
     2,400   Reliance Steel & Aluminum Co.                                                      141
                                                                                         ----------
             Total Materials                                                                  8,578
                                                                                         ----------
             TELECOMMUNICATION SERVICES (0.4%)
             ---------------------------------
             INTEGRATED TELECOMMUNICATION SERVICES (0.4%)
    85,389   Verizon Communications, Inc.                                                     3,881
                                                                                         ----------
             UTILITIES (0.6%)
             ----------------
             ELECTRIC UTILITIES (0.6%)
     2,260   ALLETE, Inc.                                                                       115
    26,000   American Electric Power Co., Inc.                                                1,456
    56,800   Edison International                                                             3,372
    11,500   NextEra Energy, Inc.                                                             1,148
     5,420   OGE Energy Corp.                                                                   142
                                                                                         ----------
                                                                                              6,233
                                                                                         ----------

================================================================================

20  | USAA CORNERSTONE MODERATE FUND

================================================================================

---------------------------------------------------------------------------------------------------
                                                                                             MARKET
NUMBER                                                                                        VALUE
OF SHARES    SECURITY                                                                         (000)
---------------------------------------------------------------------------------------------------
             GAS UTILITIES (0.0%)
     3,300   Laclede Group, Inc.                                                         $      192
     5,780   South Jersey Industries, Inc.                                                      133
                                                                                         ----------
                                                                                                325
                                                                                         ----------
             INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.0%)
    11,800   Talen Energy Corp.*                                                                 92
                                                                                         ----------
             MULTI-UTILITIES (0.0%)
     3,080   Avista Corp.                                                                       107
     2,760   NorthWestern Corp.                                                                 150
                                                                                         ----------
                                                                                                257
                                                                                         ----------
             Total Utilities                                                                  6,907
                                                                                         ----------
             Total Common Stocks (cost: $213,412)                                           241,999
                                                                                         ----------

             PREFERRED STOCKS (2.1%)

             CONSUMER STAPLES (1.0%)
             -----------------------
             AGRICULTURAL PRODUCTS (1.0%)
   161,682   CHS, Inc., Series B, 7.88%, cumulative redeemable, perpetual                     4,668
    58,000   Dairy Farmers of America, Inc., 7.88%, cumulative redeemable,                    6,086
               perpetual(b)                                                              ----------
                                                                                             10,754
                                                                                         ----------
             Total Consumer Staples                                                          10,754
                                                                                         ----------
             ENERGY (0.7%)
             -------------
             OIL & GAS EXPLORATION & PRODUCTION (0.1%)
     4,900   Chesapeake Energy Corp., 5.75%, perpetual(b)                                     1,335
                                                                                         ----------
             OIL & GAS STORAGE & TRANSPORTATION (0.6%)
     2,050   Kinder Morgan G.P., Inc., 4.13%, cumulative redeemable(b)                        1,910
   156,338   NuStar Logistics, LP, 7.63%                                                      3,918
                                                                                         ----------
                                                                                              5,828
                                                                                         ----------
             Total Energy                                                                     7,163
                                                                                         ----------
             FINANCIALS (0.4%)
             -----------------
             LIFE & HEALTH INSURANCE (0.4%)
   167,198   Delphi Financial Group, Inc., 7.38%, cumulative redeemable                       4,149
                                                                                         ----------
             REINSURANCE (0.0%)
     1,500   American Overseas Group Ltd., 7.50%, non-cumulative, perpetual,
               acquired 1/23/2007 - 3/09/2007; cost $1,533*(c),(d)                              375
                                                                                         ----------
             Total Financials                                                                 4,524
                                                                                         ----------
             Total Preferred Stocks (cost: $24,679)                                          22,441
                                                                                         ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

---------------------------------------------------------------------------------------------------
                                                                                             MARKET
NUMBER                                                                                        VALUE
OF SHARES    SECURITY                                                                         (000)
---------------------------------------------------------------------------------------------------
             EXCHANGE-TRADED FUNDS (5.1%)
   114,900   iShares Core S&P 500 ETF                                                    $   24,114
    18,610   iShares Core U.S. Aggregate Bond ETF                                             2,025
   114,500   PowerShares DB Commodity Index Tracking Fund*                                    1,625
    69,530   Vanguard S&P 500 ETF                                                            13,302
   136,600   Vanguard Small-Cap Value ETF                                                    14,292
                                                                                         ----------
             Total Exchange-Traded Funds (cost: $54,516)                                     55,358
                                                                                         ----------

             FIXED-INCOME EXCHANGE-TRADED FUNDS (1.7%)
    74,380   iShares 20+ Year Treasury Bond ETF                                               9,033
    67,900   iShares 7-10 Year Treasury Bond ETF                                              7,225
    25,400   Vanguard Total Bond Market ETF                                                   2,065
                                                                                         ----------
             Total Fixed-Income Exchange-Traded Funds (cost: $18,247)                        18,323
                                                                                         ----------
             Total U.S. Equity Securities (cost: $310,854)                                  338,121
                                                                                         ----------

             INTERNATIONAL EQUITY SECURITIES (21.7%)

             COMMON STOCKS (0.9%)

             ENERGY (0.4%)
             -------------
             INTEGRATED OIL & GAS (0.4%)
    77,200   Royal Dutch Shell plc ADR "A"                                                    3,842
                                                                                         ----------
             FINANCIALS (0.1%)
             -----------------
             PROPERTY & CASUALTY INSURANCE (0.1%)
    41,500   XL Group plc                                                                     1,584
                                                                                         ----------
             HEALTH CARE (0.2%)
             ------------------
             PHARMACEUTICALS (0.2%)
    14,500   Novartis AG ADR                                                                  1,236
    35,000   Roche Holdings Ltd. ADR                                                          1,172
                                                                                         ----------
                                                                                              2,408
                                                                                         ----------
             Total Health Care                                                                2,408
                                                                                         ----------
             INFORMATION TECHNOLOGY (0.2%)
             -----------------------------
             SEMICONDUCTORS (0.2%)
    23,128   NXP Semiconductors N.V.*                                                         2,162
                                                                                         ----------
             Total Common Stocks (cost: $9,499)                                               9,996
                                                                                         ----------

             EXCHANGE-TRADED FUNDS (20.8%)
    82,387   EGShares Emerging Markets Consumer ETF                                           1,897
   992,460   iShares Core MSCI EAFE ETF                                                      55,419
   537,500   iShares Core MSCI Emerging Markets ETF                                          22,236

================================================================================

22  | USAA CORNERSTONE MODERATE FUND

================================================================================

---------------------------------------------------------------------------------------------------
                                                                                             MARKET
NUMBER                                                                                        VALUE
OF SHARES    SECURITY                                                                         (000)
---------------------------------------------------------------------------------------------------
   202,100   iShares Currency Hedged MSCI EAFE ETF                                       $    5,408
   821,897   iShares MSCI EAFE ETF                                                           49,848
    90,600   iShares MSCI EAFE Minimum Volatility ETF                                         5,907
   437,890   iShares MSCI Japan ETF                                                           5,425
    57,438   iShares MSCI Turkey ETF                                                          2,200
   172,000   PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio                        6,496
   268,000   PowerShares FTSE RAFI Emerging Markets Portfolio                                 3,991
    26,600   SPDR S&P China ETF                                                               2,049
    34,497   SPDR S&P Emerging Markets SmallCap ETF                                           1,342
    17,960   Vanguard FTSE All-World ex-US ETF                                                  806
   434,000   Vanguard FTSE Developed Markets ETF                                             16,384
   342,800   Vanguard FTSE Europe ETF                                                        17,630
    11,240   Vanguard Total Stock Market ETF                                                  1,204
    55,946   WisdomTree Emerging Markets High Dividend Fund                                   1,878
    59,797   WisdomTree Emerging Markets SmallCap Dividend Fund                               2,166
    90,400   WisdomTree Europe Hedged Equity Fund                                             5,690
   223,351   WisdomTree India Earnings Fund                                                   4,434
   209,700   WisdomTree Japan Hedged Equity Fund                                             11,536
                                                                                         ----------
             Total Exchange-Traded Funds (cost: $229,774)                                   223,946
                                                                                         ----------
             Total International Equity Securities (cost: $239,273)                         233,942
                                                                                         ----------

             PRECIOUS METALS AND COMMODITY-RELATED SECURITIES (0.9%)

             GOLD (0.0%)

             NORTH AMERICAN GOLD COMPANIES (0.0%)
   110,164   Hycroft Mining Corp., acquired 9/22/2014 - 06/09/2015;
               cost $3,919*(c),(d)                                                               83
                                                                                         ----------
             EXCHANGE-TRADED FUNDS (0.9%)
    65,300   First Trust Global Tactical Commodity Strategy Fund*                             1,358
    69,416   iShares Silver Trust*                                                              933
    81,400   Market Vectors Gold Miners ETF                                                   1,120
   141,800   United States Commodity Index Fund*                                              5,737
                                                                                         ----------
             Total Exchange-Traded Funds (cost: $11,125)                                      9,148
                                                                                         ----------
             Total Precious Metals and Commodity-Related Securities (cost: $15,044)           9,231
                                                                                         ----------

             GLOBAL REAL ESTATE EQUITY SECURITIES (1.0%)

             COMMON STOCKS (0.2%)

             REAL ESTATE SERVICES (0.0%)
     1,610   Jones Lang LaSalle, Inc.                                                           267
                                                                                         ----------
             REITs - DIVERSIFIED (0.1%)
     4,500   PS Business Parks, Inc.                                                            398
                                                                                         ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  23

================================================================================

---------------------------------------------------------------------------------------------------
                                                                                             MARKET
NUMBER                                                                                        VALUE
OF SHARES    SECURITY                                                                         (000)
---------------------------------------------------------------------------------------------------
             REITs - HEALTH CARE (0.0%)
    11,610   Care Capital Properties, Inc.                                               $      368
                                                                                         ----------
             REITs - RETAIL (0.0%)
     3,980   Taubman Centers, Inc.                                                              286
                                                                                         ----------
             REITs - SPECIALIZED (0.1%)
    12,800   Corrections Corp. of America                                                       330
     7,020   Lamar Advertising Co.                                                              410
                                                                                         ----------
             Total REITs - Specialized                                                          740
                                                                                         ----------
             Total Common Stocks (cost: $2,130)                                               2,059
                                                                                         ----------
             PREFERRED STOCKS (0.2%)

             REITs - MORTGAGE (0.1%)
    24,000   Arbor Realty Trust, Inc., 7.38%                                                    594
                                                                                         ----------
             REITs - OFFICE (0.1%)
    58,254   Equity Commonwealth, Series E, 7.25%, cumulative redeemable,
               perpetual                                                                      1,496
                                                                                         ----------
             Total Preferred Stocks (cost: $1,907)                                            2,090
                                                                                         ----------

             EXCHANGE-TRADED FUNDS (0.6%)
    79,430   Vanguard REIT ETF (cost: $6,069)                                                 6,306
                                                                                         ----------
             Total Global Real Estate Equity Securities (cost: $10,106)                      10,455
                                                                                         ----------

---------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                       COUPON
(000)                                                         RATE       MATURITY
---------------------------------------------------------------------------------------------------
             BONDS (40.4%)

             CORPORATE OBLIGATIONS (16.4%)

             CONSUMER DISCRETIONARY (0.3%)
             -----------------------------
             DEPARTMENT STORES (0.1%)
$      597   J.C. Penney Corp., Inc.(e)                      6.00%        5/22/2018             593
                                                                                         ----------
             PUBLISHING (0.1%)
       725   Cengage Learning Acquisitions, Inc.(e)          7.00         3/31/2020             715
                                                                                         ----------
             SPECIALTY STORES (0.1%)
     1,000   Guitar Center, Inc.(b)                          6.50         4/15/2019             915
       700   Toys R Us Property Co. II, LLC                  8.50        12/01/2017             660
                                                                                         ----------
                                                                                              1,575
                                                                                         ----------
             Total Consumer Discretionary                                                     2,883
                                                                                         ----------

================================================================================

24  | USAA CORNERSTONE MODERATE FUND

================================================================================

---------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                    MARKET
AMOUNT                                                       COUPON                           VALUE
(000)        SECURITY                                         RATE       MATURITY             (000)
---------------------------------------------------------------------------------------------------
             CONSUMER STAPLES (0.1%)
             -----------------------
             PACKAGED FOODS & MEAT (0.1%)
$    1,500   JM Smucker Co.                                  4.38%        3/15/2045      $    1,469
                                                                                         ----------
             ENERGY (2.2%)
             -------------
             OIL & GAS DRILLING (0.0%)
     1,407   Schahin II Finance Co. SPV Ltd.(b),(f)          5.88         9/25/2023             303
                                                                                         ----------
             OIL & GAS EXPLORATION & PRODUCTION (0.1%)
     1,000   Newfield Exploration Co.                        5.38         1/01/2026             917
                                                                                         ----------
             OIL & GAS STORAGE & TRANSPORTATION (2.1%)
     5,700   DCP Midstream, LLC(b)                           5.85         5/21/2043           4,531
     2,950   Enbridge Energy Partners, LP                    7.38        10/15/2045           3,022
     3,059   Enbridge Energy Partners, LP                    8.05        10/01/2077           2,731
     7,300   Energy Transfer Partners, LP                    3.35(g)     11/01/2066           5,073
     4,000   Enterprise Products Operating, LLC              7.00         6/01/2067           3,570
       800   Martin Midstream Partners, LP                   7.25         2/15/2021             763
     1,000   Southern Union Co.                              3.35(g)     11/01/2066             605
     2,500   TEPPCO Partners, LP                             7.00         6/01/2067           2,194
                                                                                         ----------
                                                                                             22,489
                                                                                         ----------
             Total Energy                                                                    23,709
                                                                                         ----------
             FINANCIALS (9.5%)
             -----------------
             ASSET MANAGEMENT & CUSTODY BANKS (0.6%)
     6,000   Prospect Capital Corp.                          5.00         7/15/2019           6,086
                                                                                         ----------
             DIVERSIFIED BANKS (0.2%)
     2,100   JPMorgan Chase Capital XIII                     1.28(g)      9/30/2034           1,756
                                                                                         ----------
             LIFE & HEALTH INSURANCE (1.5%)
     5,500   Lincoln National Corp.                          7.00(g)      5/17/2066           4,551
     2,000   Lincoln National Corp.                          6.05         4/20/2067           1,645
     4,000   Prudential Financial, Inc.                      5.63         6/15/2043           4,170
     1,000   Prudential Financial, Inc.                      5.20         3/15/2044             996
     6,150   StanCorp Financial Group, Inc.                  6.90         6/01/2067           5,274
                                                                                         ----------
                                                                                             16,636
                                                                                         ----------
             MULTI-LINE INSURANCE (1.4%)
     7,000   Genworth Holdings, Inc.                         6.15        11/15/2066           2,695
     8,300   Glen Meadow Pass-Through Trust(b)               6.51         2/12/2067           7,159
     5,670   Nationwide Mutual Insurance Co.(b)              2.63(g)     12/15/2024           5,447
                                                                                         ----------
                                                                                             15,301
                                                                                         ----------
             MULTI-SECTOR HOLDINGS (0.3%)
     3,000   BNSF Funding Trust I                            6.61        12/15/2055           3,368
                                                                                         ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  25

================================================================================

---------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                    MARKET
AMOUNT                                                       COUPON                           VALUE
(000)        SECURITY                                         RATE       MATURITY             (000)
---------------------------------------------------------------------------------------------------
             OTHER DIVERSIFIED FINANCIAL SERVICES (0.3%)
$    3,000   GE Capital Trust I                              6.38%       11/15/2067      $    3,201
                                                                                         ----------
             PROPERTY & CASUALTY INSURANCE (2.9%)
     5,000   Allstate Corp.                                  5.75         8/15/2053           5,185
     5,800   AmTrust Financial Services, Inc.                6.13         8/15/2023           6,096
     4,875   HSB Group, Inc.(d)                              1.23(g)      7/15/2027           3,656
     4,530   Ironshore Holdings, Inc.(b)                     8.50         5/15/2020           5,247
     9,600   Oil Insurance Ltd.(b)                           3.31(g)              -(h)        8,544
     2,500   Travelers Companies, Inc.                       6.25         3/15/2067           2,563
                                                                                         ----------
                                                                                             31,291
                                                                                         ----------
             REAL ESTATE DEVELOPMENT (0.1%)
       800   Forestar USA Real Estate Group, Inc.(b)         8.50         6/01/2022             805
                                                                                         ----------
             REGIONAL BANKS (1.9%)
     1,000   Allfirst Preferred Capital Trust                1.82(g)      7/15/2029             862
       600   Compass Bank                                    6.40        10/01/2017             637
     2,000   Compass Bank                                    3.88         4/10/2025           1,863
     4,000   Cullen/Frost Capital Trust II                   1.87(g)      3/01/2034           3,553
     2,850   First Maryland Capital Trust I                  1.32(g)      1/15/2027           2,412
     2,500   First Tennessee Bank, N.A.                      5.65         4/01/2016           2,536
     2,000   Huntington Capital Trust II "B"                 0.96(g)      6/15/2028           1,682
     2,000   Manufacturers & Traders Trust Co.               5.63        12/01/2021           1,990
     6,000   SunTrust Capital I                              1.03(g)      5/15/2027           4,995
                                                                                         ----------
                                                                                             20,530
                                                                                         ----------
             REINSURANCE (0.1%)
     1,500   Alterra USA Holdings Ltd.(b)                    7.20         4/14/2017           1,587
                                                                                         ----------
             THRIFTS & MORTGAGE FINANCE (0.2%)
     1,000   Ocwen Financial Corp.(b)                        6.63         5/15/2019             905
     1,200   Walter Investment Management Corp.              7.88        12/15/2021             954
                                                                                         ----------
                                                                                              1,859
                                                                                         ----------
             Total Financials                                                               102,420
                                                                                         ----------
             HEALTH CARE (0.1%)
             ------------------
             PHARMACEUTICALS (0.1%)
     1,000   Valeant Pharmaceuticals International, Inc.(b)  6.38        10/15/2020             921
                                                                                         ----------
             INDUSTRIALS (0.5%)
             ------------------
             AEROSPACE & DEFENSE (0.0%)
       500   Constellis Holdings, LLC & Constellis
               Finance Corp.(b)                              9.75         5/15/2020             417
                                                                                         ----------
             AIRLINES (0.1%)
       590   America West Airlines, Inc. Pass-Through
               Trust (INS)                                   7.93         7/02/2020             634
                                                                                         ----------

================================================================================

26  | USAA CORNERSTONE MODERATE FUND

================================================================================

---------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                    MARKET
AMOUNT                                                       COUPON                           VALUE
(000)        SECURITY                                         RATE       MATURITY             (000)
---------------------------------------------------------------------------------------------------
             ELECTRICAL COMPONENTS & EQUIPMENT (0.0%)
$      500   Artesyn Embedded Technologies, Inc.(b)          9.75%       10/15/2020      $      474
                                                                                         ----------
             MARINE (0.1%)
       800   Navios Maritime Holdings, Inc.(b)               7.38         1/15/2022             603
                                                                                         ----------
             TRADING COMPANIES & DISTRIBUTORS (0.3%)
     1,000   ILFC E-Capital Trust I(b)                       4.57(g)     12/21/2065             947
     2,000   ILFC E-Capital Trust II(b)                      6.25(g)     12/21/2065           1,890
                                                                                         ----------
                                                                                              2,837
                                                                                         ----------
             Total Industrials                                                                4,965
                                                                                         ----------
             INFORMATION TECHNOLOGY (0.1%)
             -----------------------------
             SYSTEMS SOFTWARE (0.1%)
       600   Ensemble S Merger Sub, Inc.(b)                  9.00         9/30/2023             598
       600   Informatica, LLC(b)                             7.13         7/15/2023             577
                                                                                         ----------
                                                                                              1,175
                                                                                         ----------
             Total Information Technology                                                     1,175
                                                                                         ----------
             MATERIALS (0.3%)
             ----------------
             DIVERSIFIED METALS & MINING (0.3%)
     5,250   Freeport-McMoRan, Inc.                          5.45         3/15/2043           3,321
                                                                                         ----------
             TELECOMMUNICATION SERVICES (0.7%)
             --------------------------------
             INTEGRATED TELECOMMUNICATION SERVICES (0.5%)
       500   CenturyLink, Inc.                               7.65         3/15/2042             405
     5,000   Frontier Communications Corp.(b)               11.00         9/15/2025           4,913
       300   GCI, Inc.                                       6.88         4/15/2025             312
                                                                                         ----------
                                                                                              5,630
                                                                                         ----------
             WIRELESS TELECOMMUNICATION SERVICES (0.2%)
     2,100   Sprint Corp.                                    7.13         6/15/2024           1,617
                                                                                         ----------
             Total Telecommunication Services                                                 7,247
                                                                                         ----------
             UTILITIES (2.6%)
             ----------------
             ELECTRIC UTILITIES (0.8%)
     2,800   NextEra Energy Capital Holdings, Inc.           6.35        10/01/2066           2,191
     1,750   NextEra Energy Capital Holdings, Inc.           6.65         6/15/2067           1,404
     2,150   NextEra Energy Capital Holdings, Inc.           7.30         9/01/2067           2,113
     3,312   PPL Capital Funding, Inc.                       6.70         3/30/2067           2,733
     1,869   Texas Competitive Electric Holdings Co.,
               LLC(e)                                        4.68        10/10/2017             641
                                                                                         ----------
                                                                                              9,082
                                                                                         ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  27

================================================================================

---------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                    MARKET
AMOUNT                                                       COUPON                           VALUE
(000)        SECURITY                                         RATE       MATURITY             (000)
---------------------------------------------------------------------------------------------------
             MULTI-UTILITIES (1.8%)
$    2,500   Dominion Resources, Inc.                        7.50%        6/30/2066      $    2,179
     2,900   Dominion Resources, Inc.                        2.63(g)      9/30/2066           2,275
     3,342   Integrys Holding, Inc.                          6.11        12/01/2066           2,699
     7,000   Puget Sound Energy, Inc.                        6.97         6/01/2067           5,863
     7,000   WEC Energy Group, Inc.                          6.25         5/15/2067           5,775
                                                                                         ----------
                                                                                             18,791
                                                                                         ----------
             Total Utilities                                                                 27,873
                                                                                         ----------
             Total Corporate Obligations (cost: $181,759)                                   175,983
                                                                                         ----------

             CONVERTIBLE SECURITIES (0.0%)

             MATERIALS (0.0%)
             ----------------
             GOLD (0.0%)
       238   Hycroft Mining Corp.(d),(j)                    15.00        10/22/2020             274
                                                                                         ----------
             Total Convertible Securities (cost: $228)                                          274
                                                                                         ----------

             EURODOLLAR AND YANKEE OBLIGATIONS (5.0%)

             CONSUMER DISCRETIONARY (0.0%)
             -----------------------------
             CABLE & SATELLITE (0.0%)
       500   Neptune Finco Corp.(b)                         10.88        10/15/2025             530
                                                                                         ----------
             ENERGY (0.5%)
             -------------
             OIL & GAS STORAGE & TRANSPORTATION (0.5%)
     5,544   TransCanada PipeLines Ltd.                      6.35         5/15/2067           4,532
       600   TransCanada Trust                               5.63         5/20/2075             573
                                                                                         ----------
                                                                                              5,105
                                                                                         ----------
             Total Energy                                                                     5,105
                                                                                         ----------
             FINANCIALS (1.9%)
             -----------------
             DIVERSIFIED BANKS (0.4%)
       900   Barclays Bank plc(b)                            7.70                 -(h)          986
     1,000   LBI hf, acquired 10/12/2007;
               cost $1,000(b),(c),(d),(f)                    7.43                 -(h)            -
     5,800   Lloyds Bank plc                                 0.69(g)              -(h)        3,545
                                                                                         ----------
                                                                                              4,531
                                                                                         ----------
             LIFE & HEALTH INSURANCE (0.5%)
     4,750   Great-West Life & Annuity Insurance
               Capital, LP(b)                                7.15(g)      5/16/2046           4,791
                                                                                         ----------
             PROPERTY & CASUALTY INSURANCE (0.6%)
     6,130   QBE Capital Funding III Ltd.(b)                 7.25         5/24/2041           6,812
                                                                                         ----------
             REGIONAL BANKS (0.0%)
     2,000   Glitnir Banki hf, acquired
               9/11/2006 - 10/18/2006;
               cost $2,034(b),(c),(d),(f)                    7.45                 -(h)            -
                                                                                         ----------

================================================================================

28  | USAA CORNERSTONE MODERATE FUND

================================================================================

---------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                    MARKET
AMOUNT                                                       COUPON                           VALUE
(000)        SECURITY                                         RATE       MATURITY             (000)
---------------------------------------------------------------------------------------------------
             REINSURANCE (0.4%)
$    4,000   Swiss Re Capital I, LP(b)                       6.85%(g)             -(h)   $    4,063
                                                                                         ----------
             Total Financials                                                                20,197
                                                                                         ----------
             GOVERNMENT (0.3%)
             -----------------
             FOREIGN GOVERNMENT (0.3%)
     2,620   Italy Government International Bond             5.38         6/15/2033           3,011
                                                                                         ----------
             MATERIALS (1.3%)
             ----------------
             COMMODITY CHEMICALS (0.2%)
     3,000   Braskem Finance Ltd.                            6.45         2/03/2024           2,778
                                                                                         ----------
             DIVERSIFIED METALS & MINING (0.1%)
       800   Vedanta Resources plc(b)                        6.00         1/31/2019             612
                                                                                         ----------
             GOLD (1.0%)
     5,600   Kinross Gold Corp.                              5.95         3/15/2024           4,420
     4,285   Newcrest Finance Proprietary Ltd.(b)            4.45        11/15/2021           3,991
     2,200   St. Barbara Ltd.(b)                             8.88         4/15/2018           2,112
                                                                                         ----------
                                                                                             10,523
                                                                                         ----------
             Total Materials                                                                 13,913
                                                                                         ----------
             UTILITIES (1.0%)
             ----------------
             ELECTRIC UTILITIES (1.0%)
     4,500   Electricite De France S.A.(b)                   5.25                 -(h)        4,365
     5,700   Enel S.p.A.(b)                                  8.75         9/24/2073           6,569
                                                                                         ----------
                                                                                             10,934
                                                                                         ----------
             INDEPENDENT POWER PRODUCERS & ENERGY
               TRADERS (0.0%)
       300   AES Gener S.A.(b)                               8.38        12/18/2073             309
                                                                                         ----------
             Total Utilities                                                                 11,243
                                                                                         ----------
             Total Eurodollar and Yankee Obligations
               (cost: $57,981)                                                               53,999
                                                                                         ----------

             ASSET-BACKED SECURITIES (0.2%)

             FINANCIALS (0.2%)
             -----------------
             ASSET-BACKED FINANCING (0.2%)
     2,000   SLC Student Loan Trust                          0.77(g)      7/15/2036           1,733
       559   SLM Student Loan Trust                          0.87(g)     10/25/2038             483
                                                                                         ----------
                                                                                              2,216
                                                                                         ----------
             Total Financials                                                                 2,216
                                                                                         ----------
             Total Asset-Backed Securities (cost: $1,966)                                     2,216
                                                                                         ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  29

================================================================================

---------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                    MARKET
AMOUNT                                                       COUPON                           VALUE
(000)        SECURITY                                         RATE       MATURITY             (000)
---------------------------------------------------------------------------------------------------
             COLLATERALIZED MORTGAGE OBLIGATIONS (0.3%)

             FINANCIALS (0.3%)
             -----------------
$      428   Sequoia Mortgage Trust                          1.11%(g)     9/20/2033      $      378
     2,778   Structured Asset Mortgage Investments, Inc.     0.70(g)      7/19/2035           2,551
       458   Wells Fargo Mortgage Backed Securities Trust    2.69(g)      4/25/2035             433
                                                                                         ----------
             Total Financials                                                                 3,362
                                                                                         ----------
             Total Collateralized Mortgage Obligations
               (cost: $3,386)                                                                 3,362
                                                                                         ----------

             COMMERCIAL MORTGAGE SECURITIES (7.1%)

             FINANCIALS (7.1%)
             -----------------
             COMMERCIAL MORTGAGE-BACKED SECURITIES (7.1%)
     1,000   Banc of America Commercial Mortgage, Inc.       5.52        11/10/2042             999
     3,238   Banc of America Commercial Mortgage, Inc.       6.04         7/10/2044           3,279
     3,000   Banc of America Commercial Mortgage, Inc.       6.03         5/10/2045           3,024
     1,000   Banc of America Commercial Mortgage, Inc.       5.42        10/10/2045           1,016
     4,000   Banc of America Commercial Mortgage, Inc.       6.47         2/10/2051           4,090
     2,000   BCRR Trust(b)                                   5.86         7/17/2040           2,096
     2,000   Bear Stearns Commercial Mortgage
               Securities, Inc.                              5.21         2/11/2041           1,998
     4,034   Bear Stearns Commercial Mortgage
               Securities, Inc.(b)                           5.66         9/11/2041           3,971
       900   Bear Stearns Commercial Mortgage
               Securities, Inc.                              5.60        10/12/2041             902
       299   Bear Stearns Commercial Mortgage
               Securities, Inc.                              4.99         9/11/2042             299
       900   Citigroup Commercial Mortgage Trust             5.99         3/15/2049             911
       400   Citigroup Commercial Mortgage Trust             6.35        12/10/2049             364
     3,000   Commercial Mortgage Loan Trust                  6.23        12/10/2049           2,986
     3,000   Commercial Mortgage Trust                       5.38        12/10/2046           2,986
     1,000   Commercial Mortgage Trust(b)                    5.54        12/11/2049           1,034
     7,400   Credit Suisse Commercial Mortgage
               Pass-Through Trust                            0.39         2/15/2040           6,725
     3,600   GE Capital Commercial Mortgage Corp.            5.60        11/10/2045           3,587
     1,900   GE Capital Commercial Mortgage Corp.            5.61        12/10/2049           1,963
     1,026   GMAC Commercial Mortgage Securities, Inc.       4.97        12/10/2041           1,042
       500   GMAC Commercial Mortgage Securities, Inc.       4.98        12/10/2041             514
       644   GMAC Commercial Mortgage Securities, Inc.       4.81         5/10/2043             632
     2,850   GS Mortgage Securities Trust                    5.76         4/10/2038           2,854
     3,210   J.P. Morgan Chase Commercial Mortgage
               Securities Corp.                              5.57         4/15/2043           3,231
     1,000   J.P. Morgan Chase Commercial Mortgage
               Securities Corp.                              5.75        12/15/2044             998
     1,000   J.P. Morgan Chase Commercial Mortgage
               Securities Corp.                              5.75        12/15/2044             998
     4,500   J.P. Morgan Chase Commercial Mortgage
               Securities Corp.                              6.10         4/15/2045           4,185

================================================================================

30  | USAA CORNERSTONE MODERATE FUND

================================================================================

---------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                    MARKET
AMOUNT                                                       COUPON                           VALUE
(000)        SECURITY                                         RATE       MATURITY             (000)
---------------------------------------------------------------------------------------------------
$    3,000   J.P. Morgan Chase Commercial Mortgage
               Securities Corp.                              5.37%        5/15/2047      $    3,063
       900   LB-UBS Commercial Mortgage Trust                5.28         2/15/2041             900
       455   Merrill Lynch Mortgage Trust                    5.67         7/12/2038             455
       400   Merrill Lynch Mortgage Trust                    5.70         7/12/2038             399
     4,000   Merrill Lynch Mortgage Trust                    5.86         5/12/2039           4,016
       208   Merrill Lynch Mortgage Trust                    5.01        10/12/2041             208
     1,000   ML-CFC Commercial Mortgage Trust                5.42         8/12/2048           1,034
     1,500   ML-CFC Commercial Mortgage Trust                6.07         8/12/2049           1,520
       460   ML-CFC Commercial Mortgage Trust                5.86         9/12/2049             486
     4,150   Morgan Stanley Capital I Trust                  5.39        11/14/2042           4,145
       800   Morgan Stanley Capital I Trust                  5.69         3/12/2044             797
     3,150   Wachovia Bank Commercial Mortgage Trust         5.90         5/15/2043           3,179
                                                                                         ----------
                                                                                             76,886
                                                                                         ----------
             Total Financials                                                                76,886
                                                                                         ----------
             Total Commercial Mortgage
               Securities (cost: $74,125)                                                    76,886
                                                                                         ----------

             U.S. GOVERNMENT AGENCY ISSUES (0.5%)(I)

             COMMERCIAL MORTGAGE-BACKED SECURITIES (0.5%)
     5,000   Freddie Mac(+)                                  3.51         4/25/2030           5,188
                                                                                         ----------
             Total U.S. Government Agency Issues
               (cost: $5,098)                                                                 5,188
                                                                                         ----------

             U.S. TREASURY SECURITIES (10.9%)

             BONDS (10.3%)
    18,250   2.67%, 8/15/2044 (STRIPS Principal)(k)                                           7,435
     8,000   3.00%, 11/15/2044                                                                7,998
    40,700   3.00%, 5/15/2045                                                                40,671
    10,800   3.12%, 5/15/2045 (STRIPS Principal)(k)                                           4,261
    49,500   3.13%, 8/15/2044                                                                50,759
                                                                                         ----------
                                                                                            111,124
                                                                                         ----------
             NOTES (0.6%)
     2,000   2.25%, 11/15/2024                                                                2,010
     4,500   2.38%, 8/15/2024                                                                 4,571
                                                                                         ----------
                                                                                              6,581
                                                                                         ----------
             Total U.S. Treasury Securities (cost: $117,039)                                117,705
                                                                                         ----------
             Total Bonds (cost: $441,582)                                                   435,613
                                                                                         ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  31

================================================================================

---------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                    MARKET
AMOUNT                                                       COUPON                           VALUE
(000)        SECURITY                                         RATE       MATURITY             (000)
---------------------------------------------------------------------------------------------------
             MONEY MARKET INSTRUMENTS (4.0%)

             COMMERCIAL PAPER (1.4%)

             ENERGY (0.3%)
             -------------
             OIL & GAS DRILLING (0.3%)
$    3,156   Nabors Industries, Inc.(b),(l)                  0.43%       12/03/2015      $    3,156
                                                                                         ----------
             INFORMATION TECHNOLOGY (0.7%)
             -----------------------------
             ELECTRONIC COMPONENTS (0.7%)
     7,768   Amphenol Corp.(b),(l)                           0.40        12/02/2015           7,768
                                                                                         ----------
             UTILITIES (0.4%)
             ----------------
             MULTI-UTILITIES (0.4%)
     3,684   Delmarva Power & Lighting Co.                   0.32        12/01/2015           3,684
                                                                                         ----------
             Total Commercial Paper                                                          14,608
                                                                                         ----------

---------------------------------------------------------------------------------------------------
NUMBER OF
SHARES
---------------------------------------------------------------------------------------------------
             MONEY MARKET FUNDS (2.6%)
28,037,776   State Street Institutional Liquid Reserves Fund Premier
               Class, 0.15%(a)                                                               28,038
                                                                                         ----------
             Total Money Market Instruments (cost: $42,646)                                  42,646
                                                                                         ----------

             TOTAL INVESTMENTS (COST: $1,059,505)                                        $1,070,008
                                                                                         ==========

================================================================================

32  | USAA CORNERSTONE MODERATE FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
($ IN 000s)                                                 VALUATION HIERARCHY
------------------------------------------------------------------------------------------------------------------
                                            (LEVEL 1)              (LEVEL 2)            (LEVEL 3)
                                        QUOTED PRICES      OTHER SIGNIFICANT          SIGNIFICANT
                                    IN ACTIVE MARKETS             OBSERVABLE         UNOBSERVABLE
ASSETS                           FOR IDENTICAL ASSETS                 INPUTS               INPUTS            TOTAL
------------------------------------------------------------------------------------------------------------------
U.S. Equity Securities:
  Common Stocks                              $241,999               $      -               $    -       $  241,999
  Preferred Stocks                                  -                 22,066                  375           22,441
  Exchange-Traded Funds                        55,358                      -                    -           55,358
  Fixed-Income Exchange-
     Traded Funds                              18,323                      -                    -           18,323
International Equity Securities:
  Common Stocks                                 9,996                      -                    -            9,996
  Exchange-Traded Funds                       223,946                      -                    -          223,946
Precious Metals and Commodity-
  Related Securities:
  Gold                                              -                      -                   83               83
  Exchange-Traded Funds                         9,148                      -                    -            9,148
Global Real Estate Equity Securities:
  Common Stocks                                 2,059                      -                    -            2,059
  Preferred Stocks                                  -                  2,090                    -            2,090
  Exchange-Traded Funds                         6,306                      -                    -            6,306
Bonds:
  Corporate Obligations                             -                172,327                3,656          175,983
  Convertible Securities                            -                      -                  274              274
  Eurodollar and Yankee Obligations                 -                 53,999                    -           53,999
  Asset-Backed Securities                           -                  2,216                    -            2,216
  Collateralized Mortgage Obligations               -                  3,362                    -            3,362
  Commercial Mortgage Securities                    -                 76,886                    -           76,886
  U.S. Government Agency Issues                     -                  5,188                    -            5,188
  U.S. Treasury Securities                    106,009                 11,696                    -          117,705
Money Market Instruments:
  Commercial Paper                                  -                 14,608                    -           14,608
  Money Market Funds                           28,038                      -                    -           28,038
------------------------------------------------------------------------------------------------------------------
Total                                        $701,182               $364,438               $4,388       $1,070,008
------------------------------------------------------------------------------------------------------------------

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  33

================================================================================

Reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

------------------------------------------------------------------------------------------------------------------
                                              COMMON             PREFERRED          CONVERTIBLE          CORPORATE
                                              STOCKS                STOCKS           SECURITIES        OBLIGATIONS
------------------------------------------------------------------------------------------------------------------
Balance as of May 31, 2015                  $     -                   $375                 $  -             $3,318
Purchases                                     3,919                      -                  228                  -
Sales                                             -                      -                    -               (202)
Transfers into Level 3                            -                      -                    -                  -
Transfers out of Level 3                          -                      -                    -                  -
Net realized gain (loss) on investments           -                      -                    -                  -
Change in net unrealized appreciation/
  (depreciation) of investments              (3,836)                     -                   46                540
------------------------------------------------------------------------------------------------------------------
Balance as of November 30, 2015             $    83                   $375                 $274             $3,656
------------------------------------------------------------------------------------------------------------------

For the period of June 1, 2015, through November 30, 2015, there were no transfers of securities between levels. The Fund's policy is to recognize any transfers into and out of the levels as of the beginning of the period in which the event or circumstance that caused the transfer occurred.

================================================================================

34  | USAA CORNERSTONE MODERATE FUND

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

November 30, 2015 (unaudited)

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 26.7% of net assets at November 30, 2015.

    The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.

o   CATEGORIES AND DEFINITIONS

    EURODOLLAR AND YANKEE OBLIGATIONS - Eurodollar obligations are U.S. dollar-denominated instruments that are issued outside the U.S. capital markets by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions. Yankee obligations are dollar-denominated instruments that are issued by foreign issuers in the U.S. capital markets.

    ASSET-BACKED AND COMMERCIAL MORTGAGE-BACKED SECURITIES - Asset-backed securities represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets. Commercial mortgage-backed securities reflect an interest in, and are secured by,

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  35

================================================================================

    mortgage loans on commercial real property. These securities represent ownership in a pool of loans and are divided into pieces (tranches) with varying maturities. The stated final maturity of such securities represents the date the final principal payment will be made for the last outstanding loans in the pool. The weighted average life is the average time for principal to be repaid, which is calculated by assuming prepayment rates of the underlying loans. The weighted average life is likely to be substantially shorter than the stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments. Stated interest rates on commercial mortgage-backed securities may change slightly over time as underlying mortgages pay down.

    COLLATERALIZED MORTGAGE OBLIGATIONS (CMOs) - Collateralized mortgage obligations are debt obligations of a legal entity that are fully collateralized by a portfolio of mortgages or mortgage-related securities. CMOs are issued in multiple classes (tranches), with specific adjustable or fixed interest rates, varying maturities, and must be fully retired no later than its final distribution date. The cash flow from the underlying mortgages is used to pay off each tranche separately. CMOs are designed to provide investors with more predictable maturities than regular mortgage securities but such maturities can be difficult to predict because of the effect of prepayments.

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    ADR     American depositary receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in
            U.S. dollars.
    REIT    Real estate investment trust
    STRIPS  Separate trading of registered interest and principal of securities

    CREDIT ENHANCEMENTS - add the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal and interest payments when due. The enhancement may be provided by a high-quality bank, insurance company or other corporation, or a collateral trust. The enhancements do not guarantee the market values of the securities.

================================================================================

36  | USAA CORNERSTONE MODERATE FUND

================================================================================

    (INS) Principal and interest payments are insured by AMBAC Assurance Corp. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons, and there is no assurance that the insurance company will meet its obligations.

o   SPECIFIC NOTES

    (a) Rate represents the money market fund annualized seven-day yield at November 30, 2015.

    (b) Restricted security that is not registered under the Securities
        Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by USAA Asset Management Company (the Manager) under liquidity guidelines approved by USAA Mutual Funds Trust's Board of Trustees (the Board), unless otherwise noted as illiquid.

    (c) Security deemed illiquid by the Manager, under liquidity guidelines approved by the Board. The aggregate market value of these securities at November 30, 2015, was $458,000, which represented less than 0.1% of the Fund's net assets.

    (d) Security was fair valued at November 30, 2015, by the Manager in accordance with valuation procedures approved by the Board. The total value of all such securities was $4,388,000, which represented 0.4% of the Fund's net assets.

    (e) Senior loan (loan) - is not registered under the Securities Act of 1933. The loan contains certain restrictions on resale and cannot be sold publicly. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility and includes commitment fees on unfunded loan commitments. The interest rate is adjusted periodically, and the rate disclosed represents the current rate at November 30, 2015. The weighted average life of the loan is likely to be shorter than the stated final maturity date due to

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  37

================================================================================

        mandatory or optional prepayments. The loan is deemed liquid by the Manager, under liquidity guidelines approved by the Board, unless otherwise noted as illiquid.

    (f) At November 30, 2015, the issuer was in default with respect to interest and/or principal payments.

    (g) Variable-rate or floating-rate security - interest rate is adjusted periodically. The interest rate disclosed represents the rate at November 30, 2015.

    (h) Security is perpetual and has no final maturity date but may be subject to calls at various dates in the future.

    (i) U.S. government agency issues - Mortgage-backed securities issued by certain U.S. Government Sponsored Enterprises (GSEs) such as the Government National Mortgage Association (GNMA or Ginnie Mae) and certain other U.S. government guaranteed securities are supported by the full faith and credit of the U.S. government. Securities issued by other GSEs, such as Freddie Mac (Federal Home Loan Mortgage Corporation or FHLMC) and Fannie Mae (Federal National Mortgage Association or
        FNMA), indicated with a "+", are supported only by the right of the GSE to borrow from the U.S. Treasury, the discretionary authority of the U.S. government to purchase the GSEs' obligations, or only by the credit of the issuing agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U.S. Treasury. In September of 2008, the U.S. Treasury placed Fannie Mae and Freddie Mac under conservatorship and appointed the Federal Housing Finance Agency (FHFA) to act as conservator and oversee their daily operations. In addition, the U.S. Treasury entered into purchase agreements with Fannie Mae and Freddie Mac to provide them with capital in exchange for senior preferred stock. While these arrangements are intended to ensure that Fannie Mae and Freddie Mac can continue to meet their obligations, it is possible that actions by the U.S. Treasury, FHFA, or others could adversely impact the value of the Fund's investments in securities issued by Fannie Mae and Freddie Mac.

================================================================================

38  | USAA CORNERSTONE MODERATE FUND

================================================================================

    (j) Pay-in-kind (PIK) - security in which the issuer will have or has the option to make all or a portion of the interest or dividend payments in additional securities.

    (k) Zero-coupon security. Rate represents the effective yield at the date of purchase.

    (l) Commercial paper issued in reliance on the "private placement" exemption from registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (Section 4(2) Commercial Paper). Unless this commercial paper is subsequently registered, a resale of this commercial paper in the United States must be effected in a transaction exempt from registration under the Securities Act of 1933.
        Section 4(2) commercial paper is normally resold to other investors through or with the assistance of the issuer or an investment dealer who makes a market in this security, and as such has been deemed liquid by the Manager under liquidity guidelines approved by the Board, unless otherwise noted as illiquid.

     *  Non-income-producing security.

See accompanying notes to financial statements.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  39

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

November 30, 2015 (unaudited)

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (cost of $1,059,505)                   $1,070,008
   Cash                                                                                      21
   Cash denominated in foreign currencies (identified cost of $37)                           34
   Receivables:
       Capital shares sold                                                                  767
       USAA Asset Management Company (Note 5C)                                              123
       Dividends and interest                                                             4,655
       Securities sold                                                                    9,946
                                                                                     ----------
           Total assets                                                               1,085,554
                                                                                     ----------
LIABILITIES
   Payables:
       Securities purchased                                                               6,225
       Capital shares redeemed                                                              606
   Accrued management fees                                                                  587
   Accrued transfer agent's fees                                                             42
   Other accrued expenses and payables                                                      149
                                                                                     ----------
           Total liabilities                                                              7,609
                                                                                     ----------
               Net assets applicable to capital shares outstanding                   $1,077,945
                                                                                     ==========
NET ASSETS CONSIST OF:
   Paid-in capital                                                                   $1,040,062
   Accumulated undistributed net investment income                                        3,732
   Accumulated net realized gain on investments and options                              23,651
   Net unrealized appreciation of investments                                            10,503
   Net unrealized depreciation of foreign currency translations                              (3)
                                                                                     ----------
               Net assets applicable to capital shares outstanding                   $1,077,945
                                                                                     ==========
   Capital shares outstanding, unlimited number of shares authorized,
       no par value                                                                      74,330
                                                                                     ==========
   Net asset value, redemption price, and offering price per share                   $    14.50
                                                                                     ==========

See accompanying notes to financial statements.

================================================================================

40  | USAA CORNERSTONE MODERATE FUND

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Six-month period ended November 30, 2015 (unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends (net of foreign taxes withheld of $20)                                    $  8,348
   Interest                                                                              12,992
                                                                                       --------
           Total income                                                                  21,340
                                                                                       --------
EXPENSES
   Management fees                                                                        3,830
   Administration and servicing fees                                                        825
   Transfer agent's fees                                                                  1,435
   Custody and accounting fees                                                              123
   Postage                                                                                   70
   Shareholder reporting fees                                                                36
   Trustees' fees                                                                            13
   Registration fees                                                                         22
   Professional fees                                                                         59
   Other                                                                                     10
                                                                                       --------
           Total expenses                                                                 6,423
                                                                                       --------
   Expenses reimbursed                                                                     (923)
                                                                                       --------
           Net expenses                                                                   5,500
                                                                                       --------
NET INVESTMENT INCOME                                                                    15,840
                                                                                       --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS, FOREIGN CURRENCY, AND OPTIONS
   Net realized gain (loss) on:
       Unaffiliated transactions                                                         17,913
       Affiliated transactions (Note 7)                                                      (1)
       Foreign currency transactions                                                         (1)
       Options                                                                               35
   Change in net unrealized appreciation/(depreciation) of:
       Investments                                                                      (88,624)
       Foreign currency translations                                                         (2)
       Options                                                                              233
                                                                                       --------
           Net realized and unrealized loss                                             (70,447)
                                                                                       --------
   Decrease in net assets resulting from operations                                    $(54,607)
                                                                                       ========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  41

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Six-month period ended November 30, 2015 (unaudited), and year ended
May 31, 2015

-----------------------------------------------------------------------------------------------
                                                               11/30/2015             5/31/2015
-----------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                       $   15,840            $   27,485
   Net realized gain on investments                                17,912                29,138
   Net realized gain on long-term capital gain
       distributions from other investment companies                    -                   298
   Net realized loss on foreign currency transactions                  (1)                 (582)
   Net realized gain (loss) on options                                 35                (2,041)
   Change in net unrealized appreciation/(depreciation) of:
       Investments                                                (88,624)              (21,730)
       Foreign currency translations                                   (2)                   (1)
       Options                                                        233                 1,734
                                                               --------------------------------
       Increase (decrease) in net assets resulting
           from operations                                        (54,607)               34,301
                                                               --------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                          (14,752)              (27,634)
   Net realized gains                                                   -                (8,345)
                                                               --------------------------------
       Distributions to shareholders                              (14,752)              (35,979)
                                                               --------------------------------
FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold                                       73,538               200,636
   Reinvested dividends                                            14,657                35,714
   Cost of shares redeemed                                        (91,689)             (177,657)
                                                               --------------------------------
       Increase (decrease) in net assets from capital
           share transactions                                      (3,494)               58,693
                                                               --------------------------------
   Net increase (decrease) in net assets                          (72,853)               57,015

NET ASSETS
   Beginning of period                                          1,150,798             1,093,783
                                                               --------------------------------
   End of period                                               $1,077,945            $1,150,798
                                                               ================================
Accumulated undistributed net investment income:
   End of period                                               $    3,732            $    2,644
                                                               ================================
CHANGE IN SHARES OUTSTANDING
   Shares sold                                                      4,975                13,061
   Shares issued for dividends reinvested                           1,005                 2,332
   Shares redeemed                                                 (6,209)              (11,567)
                                                               --------------------------------
       Increase (decrease) in shares outstanding                     (229)                3,826
                                                               ================================

See accompanying notes to financial statements.

================================================================================

42  | USAA CORNERSTONE MODERATE FUND

================================================================================

NOTES TO FINANCIAL STATEMENTS

November 30, 2015 (unaudited)

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 54 separate funds. Additionally, the Fund qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this semiannual report pertains only to the USAA Cornerstone Moderate Fund (the
Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is to seek a high total return.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager), an affiliate of the Fund.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  43

================================================================================

    Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used.

    2. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not need to be reflected in the value of the Fund's foreign securities. However, the Manager will monitor for events that would materially affect the value of the Fund's foreign securities. If the Manager determines that a particular event would materially affect the value of the Fund's foreign securities, then the Committee will consider such available information that it deems relevant and will determine a fair value for the affected foreign securities in accordance with valuation procedures. In addition, information from an external vendor or other sources may be used to

================================================================================

44  | USAA CORNERSTONE MODERATE FUND

================================================================================

        adjust the foreign market closing prices of foreign equity securities to reflect what the Committee believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events that occur on a fairly regular basis (such as U.S. market movements) are significant.

    3. Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day.

    4. Futures are valued at the last sale price at the close of market on the principal exchange on which they are traded or, in the absence of any transactions that day, the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices closest to the last reported sale price.

    5. Options are valued by a pricing service at the National Best Bid/Offer (NBBO) composite price, which is derived from the best available bid and asked prices in all participating options exchanges determined to most closely reflect market value of the options at the time of computation of the Fund's NAV.

    6. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

    7. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to value a security when, in the Service's judgment, these prices are readily available and are representative of the security's market value. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions.

    8.  Repurchase agreements are valued at cost.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  45

================================================================================

    9. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes. Level 2 securities include certain preferred stocks, which are valued based on methods discussed in Note 1A2, certain bonds, which are valued based on

================================================================================

46  | USAA CORNERSTONE MODERATE FUND

================================================================================

    methods discussed in Note 1A7, and commercial paper, which is valued at amortized cost.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

    For the securities valued using significant unobservable inputs, market quotations were not available from the pricing services. As such, the securities were valued in good faith using methods determined by the Manager, under valuation procedures approved by the Board. The valuation of some securities falling in the Level 3 category are primarily supported by discounted prior tender offer, or quoted prices obtained from broker-dealers participating in the market for these securities. However, these securities are included in the Level 3 category due to limited market transparency and/or a lack of corroboration to support the quoted prices.

    Refer to the Portfolio of Investments for a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value.

C. DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES - The Fund may buy, sell, and enter into certain types of derivatives, including, but not limited to futures contracts, options, and options on futures contracts, under circumstances in which such instruments are expected by the portfolio manager to aid in achieving the Fund's investment objective. The Fund also may use derivatives in circumstances where the portfolio manager believes they offer an economical means of gaining exposure to a particular asset class or securities market or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. With exchange-listed futures contracts and options, counterparty credit risk to the Fund is limited to the exchange's clearinghouse which, as counterparty to all exchange-traded futures contracts and options, guarantees the transactions against default from the actual counterparty to the trade. The Fund's derivative agreements held at November 30, 2015, did not include master netting provisions.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  47

================================================================================

    OPTIONS TRANSACTIONS - The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may use options on underlying instruments, namely, equity securities, ETFs, and equity indexes, to gain exposure to, or hedge against, changes in the value of equity securities, ETFs, or equity indexes. A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying instrument at a specified price during a specified period. Conversely, a put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying instrument at a specified price during a specified period. The purchaser of the option pays a premium to the writer of the option.

    Premiums paid for purchased options are included in the Fund's Statement of Assets and Liabilities as an investment. If a purchased option expires unexercised, the premium paid is recognized as a realized loss. If a purchased call option on a security is exercised, the cost of the security acquired includes the exercise price and the premium paid. If a purchased put option on a security is exercised, the realized gain or loss on the security sold is determined from the exercise price, the original cost of the security, and the premium paid. The risk associated with purchasing a call or put option is limited to the premium paid.

    Premiums received from writing options are included in the Fund's
    Statement of Assets and Liabilities as a liability. If a written option expires unexercised, the premium received is recognized as a realized gain. If a written call option on a security is exercised, the realized gain or loss on the security sold is determined from the exercise price, the original cost of the security, and the premium received. If a written put option on a security is exercised, the cost of the security acquired is the exercise price paid less the premium received. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

    In an attempt to reduce the Fund's volatility over time, the Fund may implement a strategy that involves purchasing and selling options on indexes or ETFs that represent the Fund's exposure against a highly correlated stock portfolio. The combination of the diversified stock

================================================================================

48  | USAA CORNERSTONE MODERATE FUND

================================================================================

    portfolio with index or ETF options is designed to provide the Fund with consistent returns over a wide range of equity market environments. This strategy may not fully protect the Fund against declines in the portfolio's value, and the Fund could experience a loss. Options on ETFs are similar to options on individual securities in that the holder of the ETF call (or put) has the right to receive (or sell) shares of the underlying ETF at the strike price on or before exercise date. Options on securities indexes are different from options on individual securities in that the holder of the index option has the right to receive an amount of cash equal to the difference between the exercise price and the settlement value of the underlying index as defined by the exchange. If an index option is exercised, the realized gain or loss is determined by the exercise price, the settlement value, and the premium amount paid or received.

    THE EFFECT OF DERIVATIVE INSTRUMENTS ON THE STATEMENT OF OPERATIONS FOR THE SIX-MONTH PERIOD ENDED NOVEMBER 30, 2015 (IN THOUSANDS)

                                                                           CHANGE IN
                                                                           UNREALIZED
DERIVATIVES NOT                                                            APPRECIATION
ACCOUNTED FOR AS        STATEMENT OF                      REALIZED GAIN    (DEPRECIATION)
HEDGING INSTRUMENTS     OPERATIONS LOCATION               ON DERIVATIVES   ON DERIVATIVES
------------------------------------------------------------------------------------------
Equity contracts        Net realized gain (loss) on            $35              $233
                        Options / Change in net
                        unrealized appreciation/
                        (depreciation) of Options
-----------------------------------------------------------------------------------------------

D. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

E. INVESTMENTS IN SECURITIES - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Discounts and premiums are amortized over the life of the respective securities, using the effective yield method

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  49

================================================================================

    for long-term securities and the straight-line method for short-term securities. Foreign income and capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable, as a reduction to such income and realized gains. These foreign taxes have been provided for in accordance with the understanding of the applicable countries' tax rules and rates.

F. FOREIGN CURRENCY TRANSLATIONS - The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

    1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

    2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

    The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

    Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal year, these net realized foreign currency gains/losses are reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income on the Statement of Assets and Liabilities as such amounts are treated as ordinary income/loss for tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

================================================================================

50  | USAA CORNERSTONE MODERATE FUND

================================================================================

G. SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS - Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis or for delayed draws on loans can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund receives a commitment fee for delayed draws on loans. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a delayed-delivery or when-issued basis and delayed-draw loan commitments may increase the volatility of the Fund's NAV to the extent that the Fund makes such purchases and commitments while remaining substantially fully invested.

H. EXPENSES PAID INDIRECTLY - Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the six-month period ended November 30, 2015, there were no custodian and other bank credits.

I. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

J. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  51

================================================================================

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR).

The USAA Funds that are party to the loan agreement are assessed facility fees by CAPCO in the amount of 9.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2015, the maximum annual facility fee was 7.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the USAA Funds based on their respective average net assets for the period.

The USAA Funds may request an optional increase of the committed loan agreement up to $750 million. If the USAA Funds increase the committed loan agreement above the $500 million, the assessed facility fee by CAPCO will be increased to
10.0 basis points.

For the six-month period ended November 30, 2015, the Fund paid CAPCO facility fees of $3,000, which represents 1.6% of the total fees paid to CAPCO by the USAA Funds. The Fund had no borrowings under this agreement during the six-month period ended November 30, 2015.

(3) DISTRIBUTIONS

The tax basis of distributions and any accumulated undistributed net investment income will be determined based upon the Fund's tax year-end of May 31, 2016, in accordance with applicable tax law.

Distributions of net investment income are made quarterly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

At May 31, 2015, the Fund had no capital loss carryforwards, for federal income tax purposes.

================================================================================

52  | USAA CORNERSTONE MODERATE FUND

================================================================================

For the six-month period ended November 30, 2015, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax positions to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the six-month period ended November 30, 2015, were $318,490,000 and $342,715,000, respectively.

As of November 30, 2015, the cost of securities, including short-term securities, for federal income tax purposes, was approximately the same as that reported in the financial statements.

Gross unrealized appreciation and depreciation of investments as of November 30, 2015, were $65,553,000 and $55,050,000, respectively, resulting in net unrealized appreciation of $10,503,000.

For the six-month period ended November 30, 2015, transactions in written call and put options* were as follows:

                                                                       PREMIUMS
                                                NUMBER OF              RECEIVED
                                                CONTRACTS               (000'S)
--------------------------------------------------------------------------------
Outstanding at May 31, 2015                           230                $ 442
Options written                                         -                    -
Options terminated in closing
  purchase transactions                              (115)                (276)
Options expired                                      (115)                (166)
                                                 -------------------------------
Outstanding at November 30, 2015                        -                $   -
                                                 ===============================

* Refer to Note 1C for a discussion of derivative instruments and how they are accounted for in the Fund's financial statements.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  53

================================================================================

(5) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund, and for directly managing the day-to-day investment of the Fund's assets, subject to the authority of and supervision by the Board. The Manager is authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the actual day-to-day investment of a portion of the Fund's assets. For the six-month period ended November 30, 2015, the Fund had no subadviser(s).

    The investment management fee for the Fund is comprised of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.70% of the Fund's average net assets. Prior to October 1, 2015, the base investment management fee was 0.75% of the Fund's average net assets.

    The performance adjustment is calculated monthly by comparing the Fund's performance over the performance period to that of the Lipper Balanced Funds Index. The Lipper Balanced Funds Index tracks the total return performance of the 30 largest funds in the Lipper Balanced Funds category. The performance period for the Fund consists of the current month plus the previous 35 months. The following table is utilized to determine the extent of the performance adjustment:

OVER/UNDER PERFORMANCE
RELATIVE TO INDEX                            ANNUAL ADJUSTMENT RATE
(IN BASIS POINTS)(1)                         (IN BASIS POINTS)(1)
--------------------------------------------------------------------------
+/- 100 to 400                               +/- 4
+/- 401 to 700                               +/- 5
+/- 701 and greater                          +/- 6

    (1)Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest basis point. Average net assets are calculated over a rolling 36-month period.

    The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days

================================================================================

54  | USAA CORNERSTONE MODERATE FUND

================================================================================

    in the month and the denominator of which is 365 (366 in leap years).
    The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

    Under the performance fee arrangement, the Fund will pay a positive performance fee adjustment for a performance period whenever the Fund outperforms the Lipper Balanced Funds Index over that period, even if the Fund had overall negative returns during the performance period.

    For the six-month period ended November 30, 2015, the Fund incurred total management fees, paid or payable to the Manager, of $3,830,000, which included a (0.04)% performance adjustment of $(204,000).

B. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of the Fund's average net assets. For the six-month period ended November 30, 2015, the Fund incurred administration and servicing fees, paid or payable to the Manager, of $825,000.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the six-month period ended November 30, 2015, the Fund reimbursed the Manager $14,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

C. EXPENSE LIMITATION - The Manager agreed, through October 1, 2016, to limit the total annual operating expenses of the Fund to 1.00% of its average net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and to reimburse the Fund for all expenses in excess of that amount. This expense limitation arrangement may not be changed or terminated through October 1, 2016, without approval of the Board, and may be changed or terminated by the Manager at any time after that date. For the six-month period ended November 30, 2015, the Fund incurred reimbursable expenses of $923,000, of which $123,000 was receivable from the Manager.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  55

================================================================================

D.  TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA
    Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $23 per shareholder account plus out of pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. For the six-month period ended November 30, 2015, the Fund incurred transfer agent's fees, paid or payable to SAS, of $1,435,000.

E. UNDERWRITING SERVICES - USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no commissions or fees for this service.

(6) TRANSACTIONS WITH AFFILIATES

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(7) SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

During the six-month period ended November 30, 2015, in accordance with affiliated transaction procedures approved by the Board, purchases and sales of security transactions were executed between the Fund and the following affiliated USAA Funds at the then-current market price with no brokerage commissions incurred.

                                                                              NET REALIZED
                                                         COST TO             GAIN/(LOSS) TO
    SELLER                    PURCHASER                 PURCHASER               SELLER
-------------------------------------------------------------------------------------------
USAA Cornerstone          USAA Short-Term
  Moderate                  Bond                        $1,187,000             $(1,000)

================================================================================

56  | USAA CORNERSTONE MODERATE FUND

================================================================================

(8) FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout each period is as follows:

                            SIX-MONTH
                           PERIOD ENDED
                           NOVEMBER 30,                    YEAR ENDED MAY 31,
                           ----------------------------------------------------------------------------
                              2015            2015          2014         2013         2012         2011
                           ----------------------------------------------------------------------------
Net asset value at
 beginning of period       $    15.43   $    15.46    $    14.49     $  13.07     $  14.29     $  12.26
                           ----------------------------------------------------------------------------
Income (loss) from
 investment operations:
 Net investment income            .21          .37           .38          .40          .40          .38
 Net realized and
  unrealized gain (loss)         (.94)         .10           .98         1.42        (1.22)        2.05
                           ----------------------------------------------------------------------------
Total from investment
 operations                      (.73)         .47          1.36         1.82         (.82)        2.43
                           ----------------------------------------------------------------------------
Less distributions from:
 Net investment income           (.20)        (.38)         (.39)        (.40)        (.40)        (.40)
 Realized capital gains             -         (.12)            -            -            -            -
                           ----------------------------------------------------------------------------
Total distributions              (.20)        (.50)         (.39)        (.40)        (.40)        (.40)
                           ----------------------------------------------------------------------------
Net asset value at
 end of period             $    14.50   $    15.43    $    15.46     $  14.49     $  13.07     $  14.29
                           ============================================================================
Total return (%)*               (4.74)        3.10          9.60        14.17        (5.70)       20.21
Net assets at end
 of period (000)           $1,077,945   $1,150,798    $1,093,783     $944,828     $766,037     $785,016
Ratios to average
 net assets:**
 Expenses (%)(a)                 1.00(b)      1.00          1.00         1.00         1.00         1.00
 Expenses, excluding
  reimbursements (%)(a)          1.17(b)      1.19          1.22         1.30         1.38         1.36
 Net investment
  income (%)                     2.88(b)      2.46          2.60         2.87         3.03         2.92
Portfolio turnover (%)             30           44            46           66(c)       119(c)       145

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the
    Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the six-month period ended November 30, 2015, average net assets were
    $1,099,040,000.
(a) Reflects total annual operating expenses of the Fund before reductions of any expenses paid indirectly.
    The Fund's expenses paid indirectly decreased the expense ratios as follows:
                                    -            -          (.00%)(+)    (.00%)(+)    (.00%)(+)    (.00%)(+)
    (+) Represents less than 0.01% of average net assets.
(b) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(c) Reflects decreased trading activity due to asset allocation changes.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  57

================================================================================

EXPENSE EXAMPLE

November 30, 2015 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of June 1, 2015, through November 30, 2015.

ACTUAL EXPENSES

The line labeled "actual" in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do

================================================================================

58  | USAA CORNERSTONE MODERATE FUND

================================================================================

so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                         EXPENSES PAID
                                          BEGINNING                ENDING                DURING PERIOD*
                                         ACCOUNT VALUE          ACCOUNT VALUE            JUNE 1, 2015 -
                                         JUNE 1, 2015         NOVEMBER 30, 2015        NOVEMBER 30, 2015
                                       ------------------------------------------------------------------
Actual                                     $1,000.00             $  952.60                   $4.88

Hypothetical
 (5% return before expenses)                1,000.00              1,020.00                    5.05

*Expenses are equal to the Fund's annualized expense ratio of 1.00%, which is net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/366 days (to reflect the one-half-year period). The Fund's actual ending account value is based on its actual total return of (4.74)% for the six-month period of June 1, 2015, through November 30, 2015.

================================================================================

                                                           EXPENSE EXAMPLE |  59

================================================================================

TRUSTEES                               Daniel S. McNamara
                                       Robert L. Mason, Ph.D.
                                       Jefferson C. Boyce
                                       Dawn M. Hawley
                                       Paul L. McNamara
                                       Barbara B. Ostdiek, Ph.D.
                                       Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                      USAA Asset Management Company
INVESTMENT ADVISER                     P.O. Box 659453
                                       San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                        USAA Investment Management Company
DISTRIBUTOR                            P.O. Box 659453
                                       San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                         USAA Shareholder Account Services
                                       9800 Fredericksburg Road
                                       San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                          State Street Bank and Trust Company
ACCOUNTING AGENT                       P.O. Box 1713
                                       Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                            Ernst & Young LLP
REGISTERED PUBLIC                      100 West Houston St., Suite 1700
ACCOUNTING FIRM                        San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                            Under "My Accounts" on
SELF-SERVICE 24/7                      usaa.com select your mutual fund
AT USAA.COM                            account and either click the link or
                                       select 'I want to...' and select
OR CALL                                the desired action.
(800)531-USAA (8722)
(210)531-8722
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

       USAA
       9800 Fredericksburg Road                             --------------
       San Antonio, TX 78288                                   PRSRT STD
                                                             U.S. Postage
                                                                 PAID
                                                                 USAA
                                                            --------------

>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]
        USAA        We know what it means to serve.(R)

   =============================================================================
   27804-0116                                (C)2016, USAA. All rights reserved.

  [Logo OF USAA]
   USAA(R)

                                         [GRAPHIC OF USAA EMERGING MARKETS FUND]

 ==============================================================

       SEMIANNUAL REPORT
       USAA EMERGING MARKETS FUND
       FUND SHARES o INSTITUTIONAL SHARES o ADVISER SHARES
       NOVEMBER 30, 2015

 ==============================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"A NEW YEAR IS A GREAT TIME TO REEVALUATE YOUR
INVESTMENT PLAN TO HELP ENSURE YOU ARE STAYING      [PHOTO OF BROOKS ENGLEHARDT]
ON TRACK TOWARD YOUR FINANCIAL GOALS."

--------------------------------------------------------------------------------

JANUARY 2016

The financial markets were volatile during the reporting period ended November 30, 2015, but U.S. stocks, the broad U.S. fixed-income market, and longer-term U.S. Treasury securities had experienced minimal change when the reporting period came to an end. Emerging markets stocks, in contrast, generally suffered losses, while stocks in non-U.S. developed markets also declined, though to a lesser extent.

When the reporting period began in June 2015, Greece was once again in the headlines, as the country's debt problems reemerged and investors speculated about the future of the European Union. During July 2015, market turbulence increased. Worries about China's slow economic growth triggered a steep decline in the Chinese equity market, with many other emerging stock markets falling in a similar fashion. In response, the Chinese authorities surprised many investors by devaluing its currency, which added to investors' existing concerns about the health of the global economy. The result was a broad sell-off in riskier asset classes and a flight to the perceived safety of U.S. Treasury securities.

Meanwhile, a divergence in global economic growth was reflected in the monetary policies being pursued by the world's central banks. Persistent economic weakness outside the United States led many central banks to cut interest rates and boost quantitative easing, resulting in low--and even negative--global interest rates. At the same time, the U.S. economy continued to grow, albeit slowly, and the Federal Reserve (the Fed) strongly signaled that it would begin to raise interest rates for the first time in seven years. As a result, shorter-term U.S. Treasury yields rose during the reporting period, while longer-term U.S. Treasury yields edged up slightly. On December 16, 2015, the Fed raised the target range for the federal funds rate from 0.25% to 0.50%. At USAA Investments, we believe it is less important when the first interest rate increase occurs than how quickly the Fed affects interest rates. We have long believed Fed policymakers are unlikely to raise interest rates rapidly because they will not want to jeopardize the U.S. economy. In addition, there appears to be no pressing reason, such as a higher rate of inflation, for them

================================================================================

================================================================================

to do so. Therefore, the modest interest rate increase in December 2015 is consistent with our outlook.

Also of note during the reporting period was the steady decline in commodities prices. What caused the drop in oil, natural gas, coal, and industrial metals prices? In our opinion, there was no single reason. Certainly, the divergence in global economic growth and central bank monetary policy created uncertainty in the world's commodities markets. But softening global demand and, in the case of energy, an increase in supply were also key factors. In addition, commodities are generally priced in U.S. dollars and the appreciation of the U.S. dollar during the reporting period dampened prices.

A new year is a great time to reevaluate your investment plan to help ensure you are staying on track toward your financial goals. Investors also may want to consider making a 2016 IRA contribution. The sooner investors invest their money, the sooner it can start working for them. For assistance, please feel free to give our financial advisors a call.

Looking ahead, we expect to see continued volatility--at least in the near term--in the financial markets. It's been several years since we've seen this kind of market turbulence, so the events of the reporting period are a helpful reminder that volatility is to be expected from time to time and is normal market behavior. Long-term investors should strive to make decisions based on their long-term objectives, time horizon, and risk tolerance, rather than in response to market turmoil.

On behalf of all of us at USAA Investments, we wish you a happy, healthy, and prosperous year in 2016. Thank you for your continued investment in our family of mutual funds.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. o As interest rates rise, bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened. o Investments in foreign securities are subject to additional and more diverse risks, including but not limited to currency fluctuations, market illiquidity, and political and economic instability. Foreign investing may result in more rapid and extreme changes in value than investments made exclusively in the securities of U.S. companies. There may be less publicly available information relating to foreign companies than those in the U.S. Foreign securities may also be subject to foreign taxes. Investments made in emerging market countries may be particularly volatile. Economies of emerging market countries are generally less diverse and mature than more developed countries and may have less stable political systems. o Investments provided by USAA Investment Management Company and USAA Financial Advisors Inc., both registered broker dealers, and affiliates.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

FUND OBJECTIVE                                                                 1

MANAGERS' COMMENTARY                                                           2

INVESTMENT OVERVIEW                                                            6

FINANCIAL INFORMATION

    Portfolio of Investments                                                  14

    Notes to Portfolio of Investments                                         27

    Financial Statements                                                      29

    Notes to Financial Statements                                             32

EXPENSE EXAMPLE                                                               50

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2016, USAA. All rights reserved.

201009-0116

================================================================================

================================================================================

FUND OBJECTIVE

THE USAA EMERGING MARKETS FUND (THE FUND) SEEKS CAPITAL APPRECIATION.

--------------------------------------------------------------------------------

TYPES OF INVESTMENTS

The Fund normally invests at least 80% of its assets in equity securities of emerging market companies. The "equity securities" in which the Fund principally invests are common stocks, preferred stocks, securities convertible into common stocks, and securities that carry the right to buy common stocks. This 80% policy may be changed upon at least 60 days' written notice to shareholders.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's set rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

                                                             FUND OBJECTIVE |  1

================================================================================

MANAGERS' COMMENTARY ON THE FUND

Lazard Asset Management                  Brandes Investment Partners, L.P.
    JAI JACOB                                DOUGLAS EDMAN, CFA
    JAMES M. DONALD, CFA                     CHRIS GARRETT, CFA
    KEVIN O'HARE, CFA                        LOUIS LAU, CFA
    STEPHEN MARRA, CFA                       GREG RIPPEL, CFA
                                             GERARDO ZAMORANO, CFA

Victory Capital Management Inc.
    MARGARET LINDSAY
    TIFFANY KUO, CFA
    JOSHUA LINDLAND, CFA

--------------------------------------------------------------------------------

o PLEASE CHARACTERIZE THE PERFORMANCE OF EMERGING MARKETS DURING THE REPORTING PERIOD.

    The reporting period ended November 30, 2015, held challenges for emerging market assets, with the MSCI Emerging Markets Index registering a decline of -17.67%. A significant portion of that decline occurred during August 2015, when three main themes emerged and unsettled investors. First, the Chinese authorities changed the regime by which China's currency is quoted in an effort to make it more open to market forces. In retrospect, this was directed by the Chinese central bank to facilitate the renminbi's acceptance into the International Monetary Fund's basket of reserve currencies, but at the time China's move was interpreted as a step to devalue its currency in the face of unsustainable intervention and slowing exports. In addition, a further decline in energy and commodity prices raised investor concerns. Lastly, worries over global economic growth and in particular how slowing growth might manifest itself in U.S. corporate earnings, caused all major markets to sell off dramatically in late August 2015. The prelude to the global market drawdown was the expected correction of onshore Chinese stocks from their unsustainably high valuation levels following an

================================================================================

2  | USAA EMERGING MARKETS FUND

================================================================================

    intense margin-fueled retail bull market for Chinese stocks. To the extent that the global market correction in August 2015 was overdone, markets gradually became more confident about China's growth, and in October 2015 saw a reversal of some of the negative price action from earlier in the reporting period.

o HOW DID THE USAA EMERGING MARKETS FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

    The Fund has three share classes: Fund Shares, Institutional Shares, and Adviser Shares. For the semiannual reporting period ended November 30, 2015, the Fund Shares, Institutional Shares, and Adviser Shares had a total return of -14.03%, -13.95%, and -14.15%, respectively. This compares to returns of -15.66% for the Lipper Emerging Markets Fund Index and -17.67% for the MSCI Emerging Markets Index.

    USAA Asset Management Company (the Manager) is the Fund's investment adviser. As the investment adviser, the Manager employs dedicated resources to support the research, selection, and monitoring of the Fund's subadvisers. Brandes Investment Partners L.P. (Brandes), Lazard Asset Management (Lazard), and Victory Capital Management Inc. (Victory Capital) are subadvisers to the Fund. The subadvisers each provide day-to-day discretionary management for a portion of the Fund's assets.

o   HOW DID BRANDES' PORTION OF THE FUND PERFORM?

    The Brandes portion of the Fund outperformed the benchmark during the reporting period. Holdings in the financials and telecommunication services sectors contributed to performance, as did positions in Russia and Greece. Notable contributors included the telecommunication services

    You will find a complete list of securities that the Fund owns on pages
    14-26.

    Refer to page 7 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

================================================================================

                                          MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

    firm 02 Czech Republic A.S., the food product company Marfrig Global Foods S.A., and the electric utility provider Reliance Infrastructure Ltd. GDR. Allocations to the materials sector and a large underweight position in the information technology sector detracted from returns, as did positions in Brazil and the United Kingdom. At the company level, major detractors included the oil company Petroleo Brasileiro S.A. ADR, the clothing manufacturer Bosideng International Holdings Ltd., and the Panamanian airline Copa Holdings S.A. "A". During the reporting period, Brandes exited its positions in two pharmaceutical companies as they reached Brandes' estimates of their full value. New positions included a Brazilian food & staples retailer, a Turkish Real Estate Investment Trust (REIT), and a Czech telecommunication services firm.

o   HOW DID LAZARD'S PORTION OF THE FUND PERFORM?

    The Lazard portion of the Fund outperformed the benchmark during the reporting period. On a sector basis, stock selection in the information technology, financials, consumer staples, health care, industrials, and telecommunication services sectors added to relative performance, as did an overweight to information technology. Conversely, stock selection in the materials and energy sectors detracted from relative return. On a country basis, stock selection in China, Russia, Poland, and Taiwan contributed, as did overweights to China and Russia. Conversely, stock selection in South Korea and Brazil detracted from performance, as did an underweight in South Korea and non-benchmark exposure to Argentina.

o   HOW DID VICTORY CAPITAL'S PORTION OF THE FUND PERFORM?

    Victory Capital's portion of the Fund outperformed the benchmark during the reporting period. Holdings in health technology, consumer services, and producer manufacturing were among the top contributors, while positions in electronic technology, technology services, and


================================================================================

4  | USAA EMERGING MARKETS FUND

================================================================================

    communications were detractors. On a country basis, stock selection was strong in Taiwan, Thailand, and India, while performance within South Korea, the Philippines, and Indonesia lagged. At the stock level, top contributors included Hota Industrial Manufacturing Co. Ltd., a Taiwanese automotive components manufacturer; Chularat Hospital PCL NVDR, a Thai private hospital operator; and Marksans Pharma Ltd., an Indian pharmaceutical ingredient manufacturer. Sansung Life & Science Co. Ltd.*, a South Korean packing materials manufacturer; Kaveri Seed Co. Ltd.*, an Indian seed technology company; and DCB Bank Limited*, a banking services provider in India, were among the individual detractors.

    Thank you for your investment in the Fund.

    *Sansung Life & Science Co. Ltd., Kaveri Seed Co. Ltd., and DCB Bank Limited were sold out of the Fund prior to November 30, 2015.

    Investments in foreign securities are subject to additional and more diverse risks, including but not limited to currency fluctuations, market illiquidity, and political and economic instability. Foreign investing may result in more rapid and extreme changes in value than investments made exclusively in the securities of U.S. companies. There may be less publicly available information relating to foreign companies than those in the U.S. Foreign securities may also be subject to foreign taxes. Investments made in emerging market countries may be particularly volatile. Economies of emerging market countries are generally less diverse and mature than more developed countries and may have less stable political systems.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  5

================================================================================

INVESTMENT OVERVIEW

USAA EMERGING MARKETS FUND SHARES (FUND SHARES)
(Ticker Symbol: USEMX)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                            11/30/15              5/31/15
--------------------------------------------------------------------------------

Net Assets                                $445.6 Million       $500.5 Million
Net Asset Value Per Share                     $14.15               $16.46


--------------------------------------------------------------------------------
                AVERAGE ANNUAL TOTAL RETURNS AS OF 11/30/15
--------------------------------------------------------------------------------

   5/31/15-11/30/15*           1 YEAR         5 YEARS              10 YEARS
      -14.03%                 -17.88%          -5.54%                2.47%


--------------------------------------------------------------------------------
                AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/15
--------------------------------------------------------------------------------

       1 YEAR                          5 YEARS                     10 YEARS
      -14.12%                          -7.37%                        1.57%


--------------------------------------------------------------------------------
                        EXPENSE RATIO AS OF 5/31/15**
--------------------------------------------------------------------------------

                                   1.50%


THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Total returns for periods of less than one year are not annualized. This return is cumulative.

**The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated October 1, 2015, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses. Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

================================================================================

6  | USAA EMERGING MARKETS FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                                    LIPPER EMERGING             USAA EMERGING
                         MSCI EMERGING               MARKETS FUNDS               MARKETS FUND
                         MARKETS INDEX                   INDEX                      SHARES
11/30/05                   $10,000.00                  $10,000.00                $10,000.00
12/31/05                    10,591.07                   10,564.23                 10,593.20
01/31/06                    11,774.00                   11,780.17                 11,554.39
02/28/06                    11,760.07                   11,711.23                 11,561.11
03/31/06                    11,863.67                   11,870.14                 11,796.37
04/30/06                    12,708.44                   12,711.00                 12,582.79
05/31/06                    11,376.99                   11,313.44                 11,305.69
06/30/06                    11,349.18                   11,257.40                 11,238.48
07/31/06                    11,511.63                   11,499.37                 11,305.69
08/31/06                    11,804.95                   11,812.54                 11,540.95
09/30/06                    11,903.24                   11,900.44                 11,742.59
10/31/06                    12,468.44                   12,521.97                 12,273.60
11/30/06                    13,395.28                   13,344.79                 13,147.40
12/31/06                    13,998.42                   13,952.12                 13,703.47
01/31/07                    13,847.69                   13,885.28                 13,628.74
02/28/07                    13,765.49                   13,755.01                 13,458.89
03/31/07                    14,313.67                   14,279.35                 13,927.67
04/30/07                    14,976.37                   14,955.82                 14,477.99
05/31/07                    15,718.12                   15,760.67                 15,401.97
06/30/07                    16,454.92                   16,309.55                 15,965.87
07/31/07                    17,323.13                   16,900.81                 16,624.89
08/31/07                    16,954.99                   16,534.46                 16,339.54
09/30/07                    18,827.37                   18,138.47                 17,705.13
10/31/07                    20,927.01                   20,073.84                 19,471.57
11/30/07                    19,443.59                   18,840.39                 18,180.71
12/31/07                    19,511.77                   19,010.18                 18,308.81
01/31/08                    17,076.80                   16,910.71                 16,671.56
02/29/08                    18,337.29                   17,648.80                 17,351.88
03/31/08                    17,366.90                   16,826.56                 16,656.60
04/30/08                    18,776.30                   18,099.33                 17,979.86
05/31/08                    19,124.63                   18,432.72                 18,293.86
06/30/08                    17,217.19                   16,536.43                 16,529.51
07/31/08                    16,567.75                   15,958.29                 16,073.47
08/31/08                    15,244.40                   14,745.79                 14,869.83
09/30/08                    12,576.59                   12,327.72                 12,455.07
10/31/08                     9,134.66                    8,747.69                  8,948.81
11/30/08                     8,447.03                    7,999.12                  8,156.35
12/31/08                     9,105.84                    8,600.41                  8,852.71
01/31/09                     8,517.77                    7,858.17                  8,123.28
02/28/09                     8,037.29                    7,415.58                  7,725.40
03/31/09                     9,192.32                    8,371.46                  8,686.93
04/30/09                    10,721.99                    9,754.70                 10,112.65
05/31/09                    12,554.04                   11,521.83                 11,944.53
06/30/09                    12,384.92                   11,385.59                 11,737.30
07/31/09                    13,777.56                   12,702.57                 13,080.13
08/31/09                    13,728.26                   12,753.94                 13,121.58
09/30/09                    14,974.37                   13,892.74                 14,373.22
10/31/09                    14,992.90                   13,724.00                 14,215.73
11/30/09                    15,636.89                   14,476.23                 14,953.46
12/31/09                    16,254.45                   14,985.93                 15,476.33
01/31/10                    15,347.90                   14,147.75                 14,634.14
02/28/10                    15,401.89                   14,267.41                 14,734.20
03/31/10                    16,645.35                   15,448.12                 15,909.94
04/30/10                    16,847.02                   15,558.35                 15,968.31
05/31/10                    15,206.77                   14,091.04                 14,333.95
06/30/10                    15,252.27                   14,096.60                 14,300.60
07/31/10                    16,522.39                   15,411.79                 15,651.44
08/31/10                    16,201.52                   15,111.96                 15,259.53
09/30/10                    18,001.96                   16,824.48                 16,935.58
10/31/10                    18,524.67                   17,345.31                 17,335.83
11/30/10                    18,035.65                   16,905.87                 16,960.59
12/31/10                    19,322.67                   18,004.56                 18,140.92
01/31/11                    18,798.45                   17,422.99                 17,553.56
02/28/11                    18,623.14                   17,260.79                 17,335.40
03/31/11                    19,718.08                   18,155.10                 18,208.05
04/30/11                    20,329.71                   18,807.47                 18,669.54
05/31/11                    19,796.47                   18,312.43                 18,098.97
06/30/11                    19,491.96                   18,074.49                 17,780.11
07/31/11                    19,405.39                   18,041.18                 17,570.34
08/31/11                    17,671.23                   16,559.26                 15,900.57
09/30/11                    15,094.86                   13,984.97                 13,282.64
10/31/11                    17,094.27                   15,700.03                 14,927.24
11/30/11                    15,955.02                   15,185.21                 14,423.79
12/31/11                    15,762.73                   14,696.33                 13,825.39
01/31/12                    17,550.61                   16,237.21                 15,481.29
02/29/12                    18,601.92                   17,204.22                 16,287.33
03/31/12                    17,982.64                   16,835.35                 15,551.38
04/30/12                    17,766.07                   16,628.96                 15,271.01
05/31/12                    15,773.70                   14,828.45                 13,536.27
06/30/12                    16,382.49                   15,515.44                 14,105.76
07/31/12                    16,702.08                   15,664.13                 14,219.65
08/31/12                    16,646.46                   15,774.50                 14,202.13
09/30/12                    17,650.94                   16,603.99                 15,069.50
10/31/12                    17,543.76                   16,557.61                 14,762.86
11/30/12                    17,766.51                   16,741.85                 14,727.81
12/31/12                    18,635.21                   17,651.15                 15,569.00
01/31/13                    18,892.14                   17,906.53                 15,842.76
02/28/13                    18,654.79                   17,738.14                 15,904.58
03/31/13                    18,333.48                   17,551.16                 15,586.67
04/30/13                    18,471.66                   17,801.46                 15,666.14
05/31/13                    17,997.76                   17,343.88                 15,401.22
06/30/13                    16,852.06                   16,237.73                 14,288.51
07/31/13                    17,028.12                   16,495.57                 14,491.63
08/31/13                    16,735.64                   15,962.12                 14,103.06
09/30/13                    17,823.95                   17,113.74                 15,153.95
10/31/13                    18,689.90                   17,858.98                 15,816.27
11/30/13                    18,416.61                   17,561.78                 15,666.14
12/31/13                    18,150.35                   17,423.40                 15,509.46
01/31/14                    16,971.75                   16,251.99                 14,337.60
02/28/14                    17,533.94                   16,847.84                 14,745.97
03/31/14                    18,072.17                   17,348.12                 15,296.40
04/30/14                    18,132.53                   17,460.72                 15,296.40
05/31/14                    18,765.47                   18,102.12                 16,104.27
06/30/14                    19,264.04                   18,561.49                 16,530.41
07/31/14                    19,636.55                   18,681.14                 16,521.53
08/31/14                    20,079.05                   19,197.46                 16,956.54
09/30/14                    18,590.77                   17,899.92                 15,571.61
10/31/14                    18,809.95                   18,072.64                 15,837.94
11/30/14                    18,611.02                   17,900.06                 15,536.10
12/31/14                    17,753.29                   16,960.16                 14,408.16
01/31/15                    17,859.72                   17,026.63                 14,254.88
02/28/15                    18,412.72                   17,511.70                 14,489.31
03/31/15                    18,150.88                   17,138.63                 14,191.77
04/30/15                    19,546.92                   18,200.72                 15,228.65
05/31/15                    18,764.14                   17,656.85                 14,840.95
06/30/15                    18,276.84                   17,252.15                 14,570.45
07/31/15                    17,009.90                   16,283.85                 13,713.90
08/31/15                    15,471.40                   14,805.18                 12,460.62
09/30/15                    15,005.99                   14,369.45                 12,072.92
10/31/15                    16,076.39                   15,314.74                 12,983.57
11/30/15                    15,449.29                   14,892.54                 12,758.16

                                        [END CHART]

                            Data from 11/30/05 through 11/30/15.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Emerging Markets Fund Shares to the following benchmarks:

o The unmanaged MSCI Emerging Markets Index is a free-float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

o The unmanaged Lipper Emerging Markets Funds Index tracks the total return performance of the 30 largest funds within the Lipper Emerging Markets Funds category.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Emerging Markets Funds Index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

USAA EMERGING MARKETS FUND INSTITUTIONAL SHARES (INSTITUTIONAL SHARES) (Ticker Symbol: UIEMX)


--------------------------------------------------------------------------------
                                            11/30/15               5/31/15
--------------------------------------------------------------------------------

Net Assets                               $487.7 Million         $637.0 Million
Net Asset Value Per Share                   $14.13                 $16.42


--------------------------------------------------------------------------------
                AVERAGE ANNUAL TOTAL RETURNS AS OF 11/30/15
--------------------------------------------------------------------------------

    5/31/15-11/30/15*        1 YEAR        5 YEARS      SINCE INCEPTION 8/01/08
       -13.95%              -17.65%        -5.17%               -2.62%


--------------------------------------------------------------------------------
                AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/15
--------------------------------------------------------------------------------

    1 YEAR                     5 YEARS                  SINCE INCEPTION 8/01/08
   -13.91%                     -7.11%                            -2.99%


--------------------------------------------------------------------------------
                        EXPENSE RATIO AS OF 5/31/15**
--------------------------------------------------------------------------------

                                   1.27%


THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Total returns for periods of less than one year are not annualized. This return is cumulative.

**The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated October 1, 2015, and is calculated as a percentage of average net assets. The expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which exclude acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds).

================================================================================

8  | USAA EMERGING MARKETS FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                                                               USAA EMERGING
                       LIPPER EMERGING               MSCI EMERGING              MARKETS FUND
                     MARKETS FUNDS INDEX             MARKETS INDEX          INSTITUTIONAL SHARES
07/31/08                  $10,000.00                  $10,000.00                 $10,000.00
08/31/08                    9,240.21                    9,201.25                   9,355.60
09/30/08                    7,724.97                    7,591.00                   7,836.31
10/31/08                    5,481.60                    5,513.52                   5,630.29
11/30/08                    5,012.52                    5,098.48                   5,131.70
12/31/08                    5,389.31                    5,496.12                   5,573.05
01/31/09                    4,924.20                    5,141.18                   5,117.78
02/28/09                    4,646.85                    4,851.16                   4,871.84
03/31/09                    5,245.84                    5,548.32                   5,484.09
04/30/09                    6,112.62                    6,471.60                   6,384.15
05/31/09                    7,219.97                    7,577.39                   7,545.85
06/30/09                    7,134.60                    7,475.31                   7,415.03
07/31/09                    7,959.86                    8,315.89                   8,273.23
08/31/09                    7,992.05                    8,286.13                   8,299.39
09/30/09                    8,705.66                    9,038.26                   9,094.79
10/31/09                    8,599.92                    9,049.45                   9,000.60
11/30/09                    9,071.29                    9,438.15                   9,471.56
12/31/09                    9,390.69                    9,810.89                   9,807.63
01/31/10                    8,865.46                    9,263.72                   9,273.63
02/28/10                    8,940.44                    9,296.30                   9,342.36
03/31/10                    9,680.31                   10,046.84                  10,093.13
04/30/10                    9,749.39                   10,168.56                  10,130.14
05/31/10                    8,829.92                    9,178.53                   9,104.44
06/30/10                    8,833.41                    9,205.99                   9,083.29
07/31/10                    9,657.55                    9,972.62                   9,945.09
08/31/10                    9,469.67                    9,778.95                   9,701.89
09/30/10                   10,542.79                   10,865.66                  10,769.89
10/31/10                   10,869.16                   11,181.16                  11,028.96
11/30/10                   10,593.79                   10,885.99                  10,732.88
12/31/10                   11,282.27                   11,662.81                  11,541.35
01/31/11                   10,917.84                   11,346.41                  11,178.18
02/28/11                   10,816.20                   11,240.59                  11,044.66
03/31/11                   11,376.60                   11,901.48                  11,600.10
04/30/11                   11,785.40                   12,270.65                  11,899.18
05/31/11                   11,475.19                   11,948.79                  11,536.01
06/30/11                   11,326.09                   11,765.00                  11,338.40
07/31/11                   11,305.21                   11,712.74                  11,204.89
08/31/11                   10,376.59                   10,666.04                  10,142.08
09/30/11                    8,763.46                    9,110.99                   8,475.76
10/31/11                    9,838.17                   10,317.79                   9,527.89
11/30/11                    9,515.57                    9,630.16                   9,207.45
12/31/11                    9,209.22                    9,514.10                   8,829.95
01/31/12                   10,174.79                   10,593.23                   9,888.20
02/29/12                   10,780.75                   11,227.78                  10,408.93
03/31/12                   10,549.60                   10,853.99                   9,938.60
04/30/12                   10,420.27                   10,723.28                   9,759.42
05/31/12                    9,292.01                    9,520.72                   8,656.38
06/30/12                    9,722.50                    9,888.18                   9,025.93
07/31/12                    9,815.67                   10,081.07                   9,098.72
08/31/12                    9,884.83                   10,047.50                   9,087.52
09/30/12                   10,404.62                   10,653.78                   9,641.84
10/31/12                   10,375.56                   10,589.09                   9,451.47
11/30/12                   10,491.01                   10,723.54                   9,429.07
12/31/12                   11,060.81                   11,247.87                   9,973.87
01/31/13                   11,220.84                   11,402.95                  10,149.75
02/28/13                   11,115.32                   11,259.70                  10,195.14
03/31/13                   10,998.15                   11,065.76                   9,990.89
04/30/13                   11,155.00                   11,149.16                  10,047.63
05/31/13                   10,868.26                   10,863.12                   9,877.42
06/30/13                   10,175.11                   10,171.60                   9,162.57
07/31/13                   10,336.69                   10,277.87                   9,293.06
08/31/13                   10,002.41                   10,101.33                   9,049.10
09/30/13                   10,724.05                   10,758.21                   9,724.23
10/31/13                   11,191.04                   11,280.89                  10,149.74
11/30/13                   11,004.81                   11,115.93                  10,058.97
12/31/13                   10,918.10                   10,955.22                   9,958.64
01/31/14                   10,184.05                   10,243.84                   9,209.31
02/28/14                   10,557.43                   10,583.17                   9,478.16
03/31/14                   10,870.92                   10,908.04                   9,832.80
04/30/14                   10,941.48                   10,944.47                   9,832.80
05/31/14                   11,343.41                   11,326.50                  10,353.33
06/30/14                   11,631.26                   11,627.42                  10,627.89
07/31/14                   11,706.24                   11,852.27                  10,622.17
08/31/14                   12,029.78                   12,119.35                  10,902.45
09/30/14                   11,216.70                   11,221.05                  10,010.12
10/31/14                   11,324.93                   11,353.34                  10,187.44
11/30/14                   11,216.79                   11,233.28                   9,992.96
12/31/14                   10,627.81                   10,715.57                   9,271.63
01/31/15                   10,669.47                   10,779.80                   9,178.45
02/28/15                   10,973.43                   11,113.59                   9,329.87
03/31/15                   10,739.64                   10,955.54                   9,131.86
04/30/15                   11,405.19                   11,798.17                   9,807.43
05/31/15                   11,064.38                   11,325.70                   9,562.83
06/30/15                   10,810.79                   11,031.57                   9,388.11
07/31/15                   10,204.01                   10,266.87                   8,834.84
08/31/15                    9,277.43                   9,338.26                    8,031.14
09/30/15                    9,004.39                   9,057.34                    7,786.54
10/31/15                    9,596.73                   9,703.42                    8,368.93
11/30/15                    9,332.17                   9,324.91                    8,229.16

                                        [END CHART]

                            Data from 7/31/08 through 11/30/15.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Emerging Markets Fund Institutional Shares to the Fund's benchmarks listed above (see page 7 for benchmark definitions).

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Emerging Markets Funds Index reflects the fees and expenses of the underlying funds included in the index.

*The performance of the Lipper Emerging Markets Funds Index and the MSCI Emerging Markets Index is calculated from the end of the month, July 31, 2008, while the inception date of the Institutional Shares is August 1, 2008. There may be a slight variation of performance numbers because of this difference.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

USAA EMERGING MARKETS FUND ADVISER SHARES (ADVISER SHARES)
(Ticker Symbol: UAEMX)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                         11/30/15                  5/31/15
--------------------------------------------------------------------------------
Net Assets                             $3.9 Million             $4.6 Million
Net Asset Value Per Share                 $14.08                   $16.40

--------------------------------------------------------------------------------
                AVERAGE ANNUAL TOTAL RETURNS AS OF 11/30/15
--------------------------------------------------------------------------------
    5/31/15-11/30/15*       1 YEAR       5 YEARS       SINCE INCEPTION 8/01/10
       -14.15%             -18.06%       -5.86%                -4.52%

--------------------------------------------------------------------------------
                AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/15
--------------------------------------------------------------------------------
    1 YEAR                    5 YEARS                  SINCE INCEPTION 8/01/10
    -14.34%                   -7.68%                          -5.00%

--------------------------------------------------------------------------------
                        EXPENSE RATIOS AS OF 5/31/15**
--------------------------------------------------------------------------------
    BEFORE REIMBURSEMENT       1.95%         AFTER REIMBURSEMENT       1.75%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT usaa.com.

*Total returns for periods of less than one year are not annualized. This return is cumulative.

**The expense ratios represent the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated October 1, 2015, and are calculated as a percentage of average net assets. USAA Asset Management Company (the Manager) has agreed, through October 1, 2016, to make payments or waive management, administration, and other fees so that the total annual operating expenses of the Adviser Shares (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 1.75% of the Adviser Shares' average net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund's Board of Trustees and may be changed or terminated by the Manager at any time after October 1, 2016. If the total annual operating expense ratio of the Adviser Shares is lower than 1.75%, the Adviser Shares will operate at the lower expense ratio. These expense ratios may differ from the expense ratios disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

================================================================================

10  | USAA EMERGING MARKETS FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                         LIPPER EMERGING                                        USAA EMERGING
                          MARKETS FUNDS             MSCI EMERGING                MARKETS FUND
                             INDEX                  MARKETS INDEX               ADVISER SHARES
07/31/10                  $10,000.00                 $10,000.00                  $10,000.00
08/31/10                    9,805.45                   9,805.80                    9,516.13
09/30/10                   10,916.63                  10,895.49                   10,556.71
10/31/10                   11,254.57                  11,211.86                   10,801.25
11/30/10                   10,969.44                  10,915.89                   10,567.12
12/31/10                   11,682.33                  11,694.84                   11,294.94
01/31/11                   11,304.98                  11,377.56                   10,923.50
02/28/11                   11,199.74                  11,271.46                   10,787.48
03/31/11                   11,780.01                  11,934.16                   11,326.33
04/30/11                   12,203.30                  12,304.34                   11,608.83
05/31/11                   11,882.09                  11,981.60                   11,247.85
06/30/11                   11,727.70                  11,797.30                   11,049.05
07/31/11                   11,706.09                  11,744.91                   10,913.03
08/31/11                   10,744.54                  10,695.32                    9,871.95
09/30/11                    9,074.20                   9,136.00                    8,244.94
10/31/11                   10,187.02                  10,346.12                    9,265.09
11/30/11                    9,852.98                   9,656.61                    8,945.97
12/31/11                    9,535.77                   9,540.22                    8,571.56
01/31/12                   10,535.58                  10,622.32                    9,594.06
02/29/12                   11,163.03                  11,258.61                   10,094.43
03/31/12                   10,923.68                  10,883.80                    9,632.13
04/30/12                   10,789.77                  10,752.73                    9,458.09
05/31/12                    9,621.49                   9,546.86                    8,381.21
06/30/12                   10,067.25                   9,915.33                    8,729.29
07/31/12                   10,163.73                  10,108.76                    8,799.99
08/31/12                   10,235.34                  10,075.09                    8,783.68
09/30/12                   10,773.56                  10,683.04                    9,316.68
10/31/12                   10,743.46                  10,618.17                    9,120.88
11/30/12                   10,863.01                  10,752.99                    9,093.70
12/31/12                   11,453.02                  11,278.76                    9,616.54
01/31/13                   11,618.72                  11,434.27                    9,775.18
02/28/13                   11,509.46                  11,290.62                    9,813.47
03/31/13                   11,388.13                  11,096.15                    9,611.07
04/30/13                   11,550.55                  11,179.77                    9,660.30
05/31/13                   11,253.64                  10,892.95                    9,490.72
06/30/13                   10,535.91                  10,199.53                    8,801.49
07/31/13                   10,703.22                  10,306.09                    8,921.83
08/31/13                   10,357.08                  10,129.07                    8,681.14
09/30/13                   11,104.31                  10,787.76                    9,326.62
10/31/13                   11,587.87                  11,311.86                    9,725.94
11/30/13                   11,395.03                  11,146.46                    9,632.95
12/31/13                   11,305.24                  10,985.30                    9,535.75
01/31/14                   10,545.16                  10,271.97                    8,812.77
02/28/14                   10,931.79                  10,612.23                    9,064.72
03/31/14                   11,256.39                  10,937.99                    9,404.30
04/30/14                   11,329.46                  10,974.52                    9,404.30
05/31/14                   11,745.63                  11,357.60                    9,902.72
06/30/14                   12,043.70                  11,659.35                   10,160.15
07/31/14                   12,121.33                  11,884.81                   10,154.67
08/31/14                   12,456.34                  12,152.63                   10,417.58
09/30/14                   11,614.44                  11,251.87                    9,557.66
10/31/14                   11,726.50                  11,384.52                    9,721.98
11/30/14                   11,614.52                  11,264.12                    9,535.75
12/31/14                   11,004.67                  10,744.99                    8,840.59
01/31/15                   11,047.80                  10,809.41                    8,746.25
02/28/15                   11,362.54                  11,144.10                    8,890.54
03/31/15                   11,120.46                  10,985.63                    8,701.85
04/30/15                   11,809.61                  11,830.57                    9,340.06
05/31/15                   11,456.72                  11,356.80                    9,101.43
06/30/15                   11,194.13                  11,061.87                    8,929.39
07/31/15                   10,565.84                  10,295.07                    8,402.17
08/31/15                    9,606.40                   9,363.90                    7,630.77
09/30/15                    9,323.68                   9,082.22                    7,397.68
10/31/15                    9,937.03                   9,730.07                    7,952.65
11/30/15                    9,663.09                   9,350.52                    7,813.91

                                        [END CHART]

                            Data from 7/31/10 through 11/30/15.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Emerging Markets Fund Adviser Shares to the Fund's benchmarks listed above (see page 7 for benchmark definitions).

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Emerging Markets Funds Index reflects the fees and expenses of the underlying funds included in the index.

*The performance of the Lipper Emerging Markets Funds Index and the MSCI Emerging Markets Index is calculated from the end of the month, July 31, 2010, while the inception date of the Adviser Shares is August 1, 2010. There may be a slight variation of performance numbers because of this difference.

================================================================================

                                                       INVESTMENT OVERVIEW |  11

================================================================================

                        o TOP 10 INDUSTRIES - 11/30/15 o
                                (% of Net Assets)

Diversified Banks ........................................................ 18.9%
Internet Software & Services .............................................  7.0%
Semiconductors ...........................................................  4.6%
Wireless Telecommunication Services ......................................  3.8%
Integrated Oil & Gas .....................................................  3.7%
Pharmaceuticals ..........................................................  3.6%
Technology Hardware, Storage, & Peripherals ..............................  3.2%
Construction & Engineering ...............................................  2.4%
Auto Parts & Equipment ...................................................  2.2%
Integrated Telecommunication Services ....................................  2.1%

                      o TOP 10 EQUITY HOLDINGS - 11/30/15 o
                                (% of Net Assets)

Baidu, Inc. ADR ..........................................................  3.0%
Samsung Electronics Co. Ltd. .............................................  2.7%
Sberbank of Russia .......................................................  2.3%
NetEase, Inc. ADR ........................................................  2.0%
Taiwan Semiconductor Manufacturing
  Co. Ltd. ADR ...........................................................  1.9%
Axis Bank Ltd. GDR .......................................................  1.9%
China Construction Bank Corp. "H" ........................................  1.6%
Aurobindo Pharma Ltd. ....................................................  1.6%
Hyundai Mobis Co. Ltd. ...................................................  1.5%
China State Construction International
  Holdings Ltd. ..........................................................  1.4%

You will find a complete list of securities that the Fund owns on pages 14-26.

================================================================================

12  | USAA EMERGING MARKETS FUND

================================================================================

                        o COUNTRY ALLOCATION - 11/30/15 o

                        [PIE CHART OF COUNTRY ALLOCATION]

CHINA                                                                      19.8%
SOUTH KOREA                                                                12.9%
INDIA                                                                      10.8%
RUSSIA                                                                      9.1%
TAIWAN                                                                      7.8%
BRAZIL                                                                      6.5%
TURKEY                                                                      4.9%
INDONESIA                                                                   4.7%
HONG KONG                                                                   3.5%
MEXICO                                                                      3.4%
OTHER*                                                                     16.9%

                                   [END CHART]

*Includes countries that represent less than 3% of portfolio and money market instruments.

Percentages are of the net assets of the Fund and may not equal 100%.

================================================================================

                                                       INVESTMENT OVERVIEW |  13

================================================================================

PORTFOLIO OF INVESTMENTS

November 30, 2015 (unaudited)

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              EQUITY SECURITIES (97.5%)

              COMMON STOCKS (95.9%)

              CONSUMER DISCRETIONARY (14.1%)
              ------------------------------
              ADVERTISING (0.2%)
   734,690    ITE Group plc(a)                                                                $    1,690
                                                                                              ----------
              APPAREL, ACCESSORIES & LUXURY GOODS (0.9%)
26,624,000    Bosideng International Holdings Ltd.(a)                                              2,366
   275,794    Makalot Industrial Co. Ltd.(a)                                                       1,879
 5,079,200    MC Group PCL NVDR(a)                                                                 1,728
53,104,500    Pan Brothers Tbk PT(a)                                                               1,918
                                                                                              ----------
                                                                                                   7,891
                                                                                              ----------
              AUTO PARTS & EQUIPMENT (2.2%)
   721,936    Hota Industrial Manufacturing Co. Ltd.(a)                                            2,788
    62,837    Hyundai Mobis Co. Ltd.(a)                                                           13,591
   508,271    Mahindra CIE Automotive Ltd.*(a)                                                     1,928
 2,310,000    Nexteer Automotive Group Ltd.(a)                                                     2,549
                                                                                              ----------
                                                                                                  20,856
                                                                                              ----------
              AUTOMOBILE MANUFACTURERS (0.9%)
 2,436,000    Dongfeng Motor Group Co. Ltd. "H"(a)                                                 3,361
    72,060    KIA Motors Corp.(a)                                                                  3,256
   279,459    Turk Otomobil Fabrikasi A.S.(a)                                                      1,844
                                                                                              ----------
                                                                                                   8,461
                                                                                              ----------
              CABLE & SATELLITE (0.2%)
   113,141    KT Skylife Co. Ltd.(a)                                                               1,811
                                                                                              ----------
              CASINOS & GAMING (1.0%)
 1,702,700    Genting Malaysia Berhad(a)                                                           1,752
 1,447,000    Melco International Development Ltd.(a)                                              1,962
 2,866,000    NagaCorp Ltd.(a)                                                                     1,863
 3,189,200    Wynn Macau Ltd.(a)                                                                   3,979
                                                                                              ----------
                                                                                                   9,556
                                                                                              ----------
              DEPARTMENT STORES (0.7%)
 2,339,500    Lifestyle International Holdings Ltd.,
               acquired 6/9/2014 - 8/22/2014; cost $4,551(a),(b)                                   3,570

================================================================================

14  | USAA EMERGING MARKETS FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
   355,200    Lojas Renner S.A.                                                               $    1,607
   172,398    Poya Co. Ltd.(a)                                                                     1,724
                                                                                              ----------
                                                                                                   6,901
                                                                                              ----------
              EDUCATION SERVICES (1.5%)
 1,632,400    Estacio Participacoes S.A.                                                           5,658
   281,100    New Oriental Education & Technology Group, Inc. ADR                                  8,157
                                                                                              ----------
                                                                                                  13,815
                                                                                              ----------
              FOOTWEAR (0.1%)
   332,000    Yue Yuen Industrial Holdings Ltd.(a)                                                 1,196
                                                                                              ----------
              HOME FURNISHINGS (0.2%)
     9,641    Hanssem Co. Ltd.(a)                                                                  1,966
                                                                                              ----------
              HOME IMPROVEMENT RETAIL (0.3%)
42,127,700    ACE Hardware Indonesia(a)                                                            2,325
                                                                                              ----------
              HOMEBUILDING (0.0%)
   207,159    Desarrolladora Homex S.A. de C.V.*                                                      79
 6,312,677    URBI, Desarrollos Urbanos, S.A. de C.V.,
               acquired 12/18/2012 - 3/25/2013; cost $2,879*(b),(c)                                   95
   371,300    Viver Incorporadora e Construtora S.A.*                                                  3
                                                                                              ----------
                                                                                                     177
                                                                                              ----------
              HOUSEHOLD APPLIANCES (1.0%)
 2,327,500    Techtronic Industries Co.(a)                                                         9,501
                                                                                              ----------
              INTERNET RETAIL (0.8%)
   453,860    Vipshop Holdings Ltd. ADR*                                                           7,502
                                                                                              ----------
              MOTORCYCLE MANUFACTURERS (0.7%)
   173,637    Bajaj Auto Ltd.(a)                                                                   6,457
                                                                                              ----------
              MOVIES & ENTERTAINMENT (0.5%)
    23,461    CJ CGV Co. Ltd.(a)                                                                   2,334
 2,413,667    Major Cineplex Group PCL NVDR(a)                                                     2,087
                                                                                              ----------
                                                                                                   4,421
                                                                                              ----------
              RESTAURANTS (0.3%)
   303,570    Arcos Dorados Holdings, Inc. "A"                                                     1,196
    12,622    Shinsegae Food Co. Ltd.(a)                                                           1,773
                                                                                              ----------
                                                                                                   2,969
                                                                                              ----------
              SPECIALIZED CONSUMER SERVICES (0.2%)
   115,089    Seoul Auction Co. Ltd.(a)                                                            2,023
                                                                                              ----------
              SPECIALTY STORES (1.4%)
 1,443,600    Chow Tai Fook Jewellery Group Ltd.(a)                                                1,132
    94,116    Hotel Shilla Co. Ltd.(a)                                                             7,341

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
   199,010    JUMBO S.A.(a)                                                                   $    2,028
 1,009,000    Luk Fook Holdings International Ltd.(a)                                              2,288
                                                                                              ----------
                                                                                                  12,789
                                                                                              ----------
              TEXTILES (1.0%)
   144,000    Eclat Textile Co. Ltd.(a)                                                            1,937
   442,000    Nan Liu Enterprise Co. Ltd.(a)                                                       2,472
   443,000    Shenzhou International Group(a)                                                      2,345
 2,168,000    Texwinca Holdings Ltd.(a)                                                            2,212
 1,796,500    Weiqiao Textile Co. Ltd. "H"(a)                                                        737
                                                                                              ----------
                                                                                                   9,703
                                                                                              ----------
              Total Consumer Discretionary                                                       132,010
                                                                                              ----------
              CONSUMER STAPLES (7.2%)
              -----------------------
              BREWERS (0.6%)
 1,199,200    Ambev S.A. ADR                                                                       5,720
                                                                                              ----------
              DRUG RETAIL (0.2%)
   296,800    Clicks Group Ltd.(a)                                                                 1,991
                                                                                              ----------
              FOOD RETAIL (1.9%)
   346,577    Eurocash S.A.(a)                                                                     4,451
    30,015    X5 Retail Group N.V. GDR*                                                              678
   566,532    X5 Retail Group N.V. GDR*(a)                                                        12,805
                                                                                              ----------
                                                                                                  17,934
                                                                                              ----------
              HOUSEHOLD PRODUCTS (0.9%)
   406,587    Eveready Industries India Ltd.(a)                                                    1,738
 2,909,400    Kimberly-Clark de Mexico S.A. de C.V. "A"                                            6,876
                                                                                              ----------
                                                                                                   8,614
                                                                                              ----------
              HYPERMARKETS & SUPER CENTERS (0.6%)
   184,525    Cia Brasileira de Distribuicao                                                       2,337
    11,058    E Mart Co. Ltd.(a)                                                                   2,047
 1,182,300    Robinsons Retail Holdings, Inc.(a)                                                   1,811
                                                                                              ----------
                                                                                                   6,195
                                                                                              ----------
              PACKAGED FOODS & MEAT (1.6%)
   149,207    Adecoagro S.A.*                                                                      1,679
   921,796    Agthia Group PJSC(a)                                                                 1,931
   680,902    CCL Products India Ltd.(a)                                                           2,190
 2,022,636    Marfrig Global Foods S.A.*                                                           3,074
 3,269,300    Thai Union Frozen Products PCL NVDR(a)                                               1,684
    88,950    Tiger Brands Ltd.(a)                                                                 2,047
   328,280    Ulker Biskuvi Sanayi A.S.(a)                                                         2,119
                                                                                              ----------
                                                                                                  14,724
                                                                                              ----------

================================================================================

16  | USAA EMERGING MARKETS FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              PERSONAL PRODUCTS (0.6%)
    12,290    Cosmax, Inc.(a)                                                                 $    1,929
 2,082,500    Karex Berhad(a)                                                                      1,922
   303,600    Natura Cosmeticos S.A.                                                               1,662
                                                                                              ----------
                                                                                                   5,513
                                                                                              ----------
              TOBACCO (0.8%)
    77,506    KT&G Corp.(a)                                                                        7,163
                                                                                              ----------
              Total Consumer Staples                                                              67,854
                                                                                              ----------
              ENERGY (6.1%)
              -------------
              COAL & CONSUMABLE FUELS (0.6%)
 3,308,000    China Shenhua Energy Co. Ltd. "H"(a)                                                 5,158
                                                                                              ----------
              INTEGRATED OIL & GAS (2.8%)
   754,850    Gazprom PAO ADR                                                                      3,110
 1,180,014    Gazprom PAO ADR(a)                                                                   4,857
   248,570    LUKOIL PJSC ADR                                                                      9,515
   465,925    YPF S.A. ADR                                                                         8,527
                                                                                              ----------
                                                                                                  26,009
                                                                                              ----------
              OIL & GAS EXPLORATION & PRODUCTION (1.7%)
 6,609,000    CNOOC Ltd.(a)                                                                        7,338
     4,715    NovaTek OAO GDR                                                                        441
    89,006    NovaTek OAO GDR(a)                                                                   8,312
                                                                                              ----------
                                                                                                  16,091
                                                                                              ----------
              OIL & GAS REFINING & MARKETING (1.0%)
 4,872,000    NewOcean Energy Holdings Ltd.(a)                                                     2,086
    13,575    Reliance Industries Ltd. GDR                                                           388
   256,176    Reliance Industries Ltd. GDR(a),(d)                                                  7,300
                                                                                              ----------
                                                                                                   9,774
                                                                                              ----------
              Total Energy                                                                        57,032
                                                                                              ----------
              FINANCIALS (23.5%)
              ------------------
              CONSUMER FINANCE (0.7%)
 1,203,500    Gentera SAB de C.V.                                                                  2,365
    45,944    Kruk S.A.(a)                                                                         2,126
   758,500    Krungthai Card PCL NVDR(a)                                                           2,084
                                                                                              ----------
                                                                                                   6,575
                                                                                              ----------
              DIVERSIFIED BANKS (18.9%)
30,735,000    Agricultural Bank of China Ltd. "H"(a)                                              11,752
   527,320    Akbank T.A.S.(a)                                                                     1,254
   500,717    Axis Bank Ltd. GDR(a)                                                               17,633
    91,596    Banco Bradesco S.A.                                                                    569

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
 1,420,095    Banco do Brasil S.A.                                                            $    5,979
   298,940    Banco Santander Brasil S.A. ADR                                                      1,130
   226,076    Bancolombia S.A. ADR                                                                 6,407
21,331,000    China Construction Bank Corp. "H"(a)                                                14,629
 1,042,111    Commercial International Bank GDR(a)                                                 4,876
    48,600    Credicorp Ltd.                                                                       5,133
    74,770    Erste Group Bank AG*(a)                                                              2,293
   255,570    Grupo Aval Acciones Y Valores ADR                                                    1,781
 1,599,100    Grupo Financiero Banorte S.A. "O"                                                    8,575
   122,560    Hana Financial Group, Inc.(a)                                                        2,695
 1,327,640    ICICI Bank Ltd. ADR                                                                 11,033
 4,007,800    Jasmine Broadband Internet Infrastructure Fund(c)                                    1,107
    61,520    KB Financial Group, Inc.(a)                                                          1,873
   342,083    OTP Bank plc(a)                                                                      7,054
11,119,495    Bank Mandiri (Persero) Tbk PT(a)                                                     6,818
15,315,200    Bank Rakyat Indonesia (Persero) Tbk PT(a)                                           11,896
14,152,754    Sberbank of Russia*(c)                                                              21,951
   437,450    Sberbank of Russia ADR                                                               2,935
   323,891    Shinhan Financial Group Co. Ltd.(a)                                                 11,639
   673,502    Standard Bank Group Ltd.(a)                                                          6,046
   118,442    Standard Chartered plc(a)                                                              994
   633,520    Turkiye Garanti Bankasi A.S.(a)                                                      1,591
 3,466,013    Turkiye Is Bankasi "C"(a)                                                            5,626
 1,537,800    Turkiye Vakiflar Bankasi T.A.O. "D"(a)                                               2,100
                                                                                              ----------
                                                                                                 177,369
                                                                                              ----------
              INVESTMENT BANKING & BROKERAGE (0.2%)
   651,730    IIFL Holdings Ltd.*(a)                                                               2,060
                                                                                              ----------
              LIFE & HEALTH INSURANCE (1.9%)
 1,065,325    Hanwha Life Insurance Co. Ltd.(a)                                                    7,017
 1,924,000    Ping An Insurance (Group) Co. of China Ltd. "H"(a)                                  10,497
                                                                                              ----------
                                                                                                  17,514
                                                                                              ----------
              MULTI-SECTOR HOLDINGS (0.4%)
 4,036,000    First Pacific Co. Ltd.(a)                                                            2,509
   216,110    Haci Omer Sabanci Holdings A.S.(a)                                                     605
                                                                                              ----------
                                                                                                   3,114
                                                                                              ----------
              REITs - INDUSTRIAL (0.5%)
 2,325,132    Macquarie Mexico Real Estate Management S.A de C.V.                                  3,077
   919,566    Pla Administradora Industria                                                         1,611
                                                                                              ----------
                                                                                                   4,688
                                                                                              ----------
              REITs - RESIDENTIAL (0.7%)
 6,880,806    Emlak Konut Gayrimenkul Yatirim Ortakligi A.S.(a)                                    6,565
                                                                                              ----------

================================================================================

18  | USAA EMERGING MARKETS FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              THRIFTS & MORTGAGE FINANCE (0.2%)
   592,090    Dewan Housing Finance Corp. Ltd.(a)                                             $    1,985
                                                                                              ----------
              Total Financials                                                                   219,870
                                                                                              ----------
              HEALTH CARE (5.6%)
              ------------------
              BIOTECHNOLOGY (0.2%)
     4,758    Medy-Tox, Inc.(a)                                                                    1,926
                                                                                              ----------
              HEALTH CARE EQUIPMENT (0.7%)
   128,261    Huvitz Co. Ltd.(a)                                                                   1,558
   569,000    Intai Technology Corp.(a)                                                            2,262
    41,034    Osstem Implant Co. Ltd.*(a)                                                          2,384
                                                                                              ----------
                                                                                                   6,204
                                                                                              ----------
              HEALTH CARE FACILITIES (0.7%)
33,773,800    Chularat Hospital PCL NVDR(a)                                                        2,334
 1,992,600    KPJ Healthcare Berhad(a)                                                             1,991
   154,715    NMC Health plc(a)                                                                    2,085
                                                                                              ----------
                                                                                                   6,410
                                                                                              ----------
              HEALTH CARE SERVICES (0.2%)
   388,601    Integrated Diagnostics Holdings plc*(a)                                              1,886
                                                                                              ----------
              HEALTH CARE SUPPLIES (0.2%)
    64,171    INTEROJO Co. Ltd.(a)                                                                 2,163
                                                                                              ----------
              PHARMACEUTICALS (3.6%)
    76,929    Ajanta Pharma Ltd.(a)                                                                1,527
 1,204,021    Aurobindo Pharma Ltd.(a)                                                            14,571
 1,673,000    China Animal Healthcare Ltd.,
               acquired 12/8/2014 - 1/26/2015; cost $1,227*(b),(c)                                   700
 3,715,000    China Medical System Holdings Ltd.(a)                                                5,162
 1,353,240    Marksans Pharma Ltd.(a)                                                              2,049
   314,220    Natco Pharma Ltd.(a)                                                                 2,482
   769,167    Square Pharmaceuticals Ltd.(a)                                                       2,474
   575,189    Suven Life Sciences Ltd.(a)                                                          2,281
   121,600    Torrent Pharmaceuticals Ltd.(a)                                                      2,616
                                                                                              ----------
                                                                                                  33,862
                                                                                              ----------
              Total Health Care                                                                   52,451
                                                                                              ----------
              INDUSTRIALS (8.8%)
              ------------------
              AEROSPACE & DEFENSE (1.4%)
    78,481    AeroSpace Technology of Korea, Inc.*(a)                                              1,895
 1,204,412    Aselsan Elektronik Sanayi Ve Ticaret A.S.(a)                                         6,867
   133,100    Embraer S.A. ADR                                                                     4,165
                                                                                              ----------
                                                                                                  12,927
                                                                                              ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              AIRLINES (0.3%)
    57,650    Copa Holdings S.A. "A"                                                          $    2,978
                                                                                              ----------
              BUILDING PRODUCTS (0.2%)
   144,618    Kajaria Ceramics Ltd.(a)                                                             2,053
                                                                                              ----------
              CONSTRUCTION & ENGINEERING (2.4%)
   823,001    Ashoka Buildcon Ltd.(a)                                                              2,312
 8,675,000    China State Construction International Holdings Ltd.(a)                             13,048
 6,398,900    Pembangunan Perumahan Persero Tbk PT(a)                                              1,673
   403,716    Simplex Infrastructures Ltd.(a)                                                      2,000
 1,840,000    Sinopec Engineering Group Co. Ltd "H"(a)                                             1,417
 6,497,700    Sunway Construction Group Berhad*(a)                                                 2,086
                                                                                              ----------
                                                                                                  22,536
                                                                                              ----------
              CONSTRUCTION MACHINERY & HEAVY TRUCKS (0.5%)
    68,916    China Yuchai International Ltd.                                                        817
 3,624,000    United Tractors Tbk PT(a)                                                            4,255
                                                                                              ----------
                                                                                                   5,072
                                                                                              ----------
              DIVERSIFIED SUPPORT SERVICES (0.1%)
   168,620    APR Energy plc*(a)                                                                     442
                                                                                              ----------
              ELECTRICAL COMPONENTS & EQUIPMENT (0.8%)
   168,000    Voltronic Power Technology Corp.(a)                                                  2,497
   708,932    Zhuzhou CSR Times Electric Co. Ltd. "H"(a)                                           4,720
                                                                                              ----------
                                                                                                   7,217
                                                                                              ----------
              HIGHWAYS & RAILTRACKS (0.0%)
    33,200    CCR SA                                                                                 110
                                                                                              ----------
              INDUSTRIAL CONGLOMERATES (1.0%)
   627,800    Cahya Mata Sarawak Berhad(a)                                                           746
   423,880    Koc Holding A.S. ADR                                                                 8,605
                                                                                              ----------
                                                                                                   9,351
                                                                                              ----------
              MARINE PORTS & SERVICES (0.7%)
 1,613,487    Adani Ports and Special Economic Zone(a)                                             6,479
                                                                                              ----------
              RAILROADS (0.3%)
   366,710    Globaltrans Investment plc GDR*                                                      1,775
    92,200    PKP Cargo S.A.(a)                                                                    1,470
                                                                                              ----------
                                                                                                   3,245
                                                                                              ----------
              RESEARCH & CONSULTING SERVICES (0.2%)
   276,177    Sporton International, Inc.(a)                                                       1,613
                                                                                              ----------

================================================================================

20  | USAA EMERGING MARKETS FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              TRADING COMPANIES & DISTRIBUTORS (0.2%)
    64,536    COSON Co. Ltd.*(a)                                                              $    1,471
   556,100    Mills Estruturas e Servicos de Engenharia S.A.*                                        488
                                                                                              ----------
                                                                                                   1,959
                                                                                              ----------
              TRUCKING (0.7%)
   950,780    Localiza Rent a Car S.A.                                                             6,529
                                                                                              ----------
              Total Industrials                                                                   82,511
                                                                                              ----------
              INFORMATION TECHNOLOGY (19.4%)
              ------------------------------
              COMMUNICATIONS EQUIPMENT (0.2%)
   832,141    Wistron NeWeb Corp.(a)                                                               2,291
                                                                                              ----------
              DATA PROCESSING & OUTSOURCED SERVICES (1.3%)
   871,454    Cielo S.A. ADR                                                                       7,808
 7,697,600    GHL Systems Berhad*(a)                                                               1,881
 3,200,500    My E.G. Services Berhad(a)                                                           2,559
                                                                                              ----------
                                                                                                  12,248
                                                                                              ----------
              ELECTRONIC COMPONENTS (1.0%)
    94,000    Largan Precision Co. Ltd.(a)                                                         7,214
12,130,000    Tongda Group Holdings Ltd.(a)                                                        2,200
                                                                                              ----------
                                                                                                   9,414
                                                                                              ----------
              ELECTRONIC MANUFACTURING SERVICES (1.6%)
 1,350,000    AAC Technologies Holdings, Inc.(a)                                                   9,448
 1,064,379    Hon Hai Precision Industry Co. Ltd. GDR "S"(a)                                       5,771
                                                                                              ----------
                                                                                                  15,219
                                                                                              ----------
              INTERNET SOFTWARE & SERVICES (7.0%)
   126,852    Baidu, Inc. ADR*                                                                    27,650
   114,825    NetEase, Inc. ADR                                                                   19,137
   513,700    Tencent Holdings Ltd.(a)                                                            10,226
   504,430    Yandex N.V. "A"*                                                                     8,388
                                                                                              ----------
                                                                                                  65,401
                                                                                              ----------
              IT CONSULTING & OTHER SERVICES (0.5%)
   348,820    HCL Technologies Ltd.(a)                                                             4,552
                                                                                              ----------
              SEMICONDUCTORS (4.6%)
 5,886,000    Advanced Semiconductor Engineering, Inc.(a)                                          6,305
 1,112,000    Chipbond Technology Corp.(a)                                                         1,585
   156,000    MediaTek, Inc.(a)                                                                    1,242
    70,293    Silicon Works Co. Ltd.(a)                                                            2,043
   292,350    SK Hynix, Inc.(a)                                                                    7,979
 1,479,000    Taiwan Semiconductor Manufacturing Co. Ltd.(a)                                       6,350
   781,300    Taiwan Semiconductor Manufacturing Co. Ltd. ADR                                     17,783
                                                                                              ----------
                                                                                                  43,287
                                                                                              ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              TECHNOLOGY HARDWARE, STORAGE, & PERIPHERALS (3.2%)
   480,000    Catcher Technology Co. Ltd.(a)                                                  $    4,633
    22,620    Samsung Electronics Co. Ltd.(a)                                                     25,042
                                                                                              ----------
                                                                                                  29,675
                                                                                              ----------
              Total Information Technology                                                       182,087
                                                                                              ----------
              MATERIALS (3.8%)
              ----------------
              ALUMINUM (0.2%)
 9,313,600    Midas Holdings Ltd.(c)                                                               2,010
                                                                                              ----------
              COMMODITY CHEMICALS (0.1%)
   650,310    Synthos S.A.(a)                                                                        584
                                                                                              ----------
              CONSTRUCTION MATERIALS (1.2%)
   355,854    Akcansa Cimento A.S.(a)                                                              1,733
 2,866,000    Anhui Conch Cement Co. Ltd. "H"(a)                                                   7,797
   344,238    Cemex S.A.B. de C.V. ADR                                                             2,169
                                                                                              ----------
                                                                                                  11,699
                                                                                              ----------
              DIVERSIFIED METALS & MINING (1.0%)
   673,280    Freeport-McMoRan, Inc.                                                               5,507
 1,696,100    Grupo Mexico S.A.B. de C.V. "B"                                                      3,703
                                                                                              ----------
                                                                                                   9,210
                                                                                              ----------
              INDUSTRIAL GASES (0.1%)
 3,290,300    Yingde Gases Group Co.(a)                                                            1,384
                                                                                              ----------
              SPECIALTY CHEMICALS (0.4%)
   240,169    Aarti Industries Ltd.(a)                                                             1,774
 8,560,500    D&L Industries, Inc.(a)                                                              1,705
                                                                                              ----------
                                                                                                   3,479
                                                                                              ----------
              STEEL (0.8%)
    18,774    POSCO(a)                                                                             2,747
   200,420    Ternium S.A. ADR                                                                     2,852
   320,000    Yeong Guan Energy Technology Group Co. Ltd.(a)                                       1,737
                                                                                              ----------
                                                                                                   7,336
                                                                                              ----------
              Total Materials                                                                     35,702
                                                                                              ----------
              TELECOMMUNICATION SERVICES (6.2%)
              ---------------------------------
              ALTERNATIVE CARRIERS (0.4%)
 5,152,000    Citic Telecom International(a)                                                       1,967
 5,469,700    Link Net Tbk PT*(a)                                                                  1,403
                                                                                              ----------
                                                                                                   3,370
                                                                                              ----------
              INTEGRATED TELECOMMUNICATION SERVICES (2.0%)
   235,530    02 Czech Republic A.S.(a)                                                            2,372
   235,530    Ceska Telekomunikacni Infrastruktura A.S.*(a)                                        1,573

================================================================================

22  | USAA EMERGING MARKETS FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
   550,220    Magyar Telekom Telecommunications plc*(a)                                       $      752
   252,400    Telekomunikasi Indonesia (Persero) Tbk PT ADR                                       10,730
13,142,870    XL Axiata Tbk PT*(a)                                                                 3,286
                                                                                              ----------
                                                                                                  18,713
                                                                                              ----------
              WIRELESS TELECOMMUNICATION SERVICES (3.8%)
   212,215    America Movil S.A.B. de C.V. ADR "L"                                                 3,436
   126,600    China Mobile Ltd.(a)                                                                 1,456
   169,270    China Mobile Ltd. ADR                                                                9,728
    12,190    MegaFon OAO GDR(a)                                                                     184
   267,857    MegaFon OAO GDR(c)                                                                   4,058
   631,000    Mobile TeleSystems ADR                                                               4,448
   410,480    Mobile TeleSystems OJSC(c)                                                           1,349
    99,580    Philippine Long Distance Telephone Co. ADR                                           4,359
    72,610    TIM Participacoes S.A. ADR                                                             725
   661,000    Turkcell Iletisim Hizmetleri A.S. ADR                                                6,293
                                                                                              ----------
                                                                                                  36,036
                                                                                              ----------
              Total Telecommunication Services                                                    58,119
                                                                                              ----------
              UTILITIES (1.2%)
              ----------------
              ELECTRIC UTILITIES (0.7%)
   494,350    Centrais Eletricas Brasileiras S.A. Eletrobras ADR*                                    697
    46,400    Companhia Paranaense de Energia                                                        230
   184,400    Companhia Paranaense de Energia ADR                                                  1,359
   195,470    Reliance Infrastructure Ltd. GDR                                                     3,977
                                                                                              ----------
                                                                                                   6,263
                                                                                              ----------
              GAS UTILITIES (0.1%)
   257,518    Aygaz A.S.(a)                                                                          946
                                                                                              ----------
              WATER UTILITIES (0.4%)
   816,000    Cia Saneamento Basico de Sao Paulo                                                   3,990
                                                                                              ----------
              Total Utilities                                                                     11,199
                                                                                              ----------
              Total Common Stocks (cost: $954,598)                                               898,835
                                                                                              ----------

              PREFERRED STOCKS (1.6%)

              CONSUMER DISCRETIONARY (0.4%)
              -----------------------------
              AUTOMOBILE MANUFACTURERS (0.4%)
    38,050    Hyundai Motor Co. Ltd.(a)                                                            3,638
                                                                                              ----------
              Total Consumer Discretionary                                                         3,638
                                                                                              ----------
              ENERGY (0.9%)
              -------------
              INTEGRATED OIL & GAS (0.9%)
 1,338,280    Petroleo Brasileiro S.A. ADR*                                                        5,179

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  23

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
 5,367,000    Surgutneftegas*(c)                                                              $    3,440
                                                                                              ----------
                                                                                                   8,619
                                                                                              ----------
              Total Energy                                                                         8,619
                                                                                              ----------
              FINANCIALS (0.0%)
              -----------------
              DIVERSIFIED BANKS (0.0%)
    69,552    Banco Bradesco S.A.                                                                    380
                                                                                              ----------
              Total Financials                                                                       380
                                                                                              ----------
              MATERIALS (0.2%)
              ----------------
              STEEL (0.2%)
   521,315    Vale S.A. ADR                                                                        1,397
                                                                                              ----------
              Total Materials                                                                      1,397
                                                                                              ----------
              TELECOMMUNICATION SERVICES (0.1%)
              ---------------------------------
              INTEGRATED TELECOMMUNICATION SERVICES (0.1%)
   113,660    Telefonica Brasil S.A. ADR                                                           1,066
                                                                                              ----------
              Total Telecommunication Services                                                     1,066
                                                                                              ----------
              Total Preferred Stocks (cost: $32,644)                                              15,100
                                                                                              ----------

              RIGHTS (0.0%)

              FINANCIALS (0.0%)
              -----------------
              DIVERSIFIED BANKS (0.0%)
    33,841    Standard Chartered plc*                                                                 46
                                                                                              ----------
              Total Financials                                                                        46
                                                                                              ----------
              Total Rights (cost: $0)                                                                 46
                                                                                              ----------
              Total Equity Securities (cost: $987,242)                                           913,981
                                                                                              ----------

--------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT
$(000)(f)
--------------------------------------------------------------------------------------------------------
              CONVERTIBLE SECURITIES (0.0%)

              CONSUMER DISCRETIONARY (0.0%)
              -----------------------------
              HOMEBUILDING (0.0%)
 BRL 1,548    Viver Incorporadora e Construtora S.A., 16.14% due 8/6/2016,
               acquired 9/30/2013; cost $698(b),(c)                                                   48
                                                                                              ----------
              Total Consumer Discretionary                                                            48
                                                                                              ----------
              Total Convertible Securities (cost: $698)                                               48
                                                                                              ----------

================================================================================

24  | USAA EMERGING MARKETS FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              MONEY MARKET INSTRUMENTS (2.8%)

              MONEY MARKET FUNDS (2.8%)
25,665,494    State Street Institutional Liquid Reserves Fund Premier Class, 0.15%(e)         $   25,665
                                                                                              ----------
              Total Money Market Instruments (cost: $25,665)                                      25,665
                                                                                              ----------

              TOTAL INVESTMENTS (COST: $1,013,605)                                            $  939,694
                                                                                              ==========

--------------------------------------------------------------------------------------------------------
($ IN 000s)                                             VALUATION HIERARCHY
--------------------------------------------------------------------------------------------------------
                                          (LEVEL 1)            (LEVEL 2)       (LEVEL 3)
                                      QUOTED PRICES    OTHER SIGNIFICANT     SIGNIFICANT
                                  IN ACTIVE MARKETS           OBSERVABLE    UNOBSERVABLE
ASSETS                         FOR IDENTICAL ASSETS               INPUTS          INPUTS           TOTAL
--------------------------------------------------------------------------------------------------------
Equity Securities:
  Common Stocks                            $289,240             $608,800            $795        $898,835
  Preferred Stocks                            8,022                7,078               -          15,100
  Rights                                         46                    -               -              46

Bonds:
  Convertible Securities                          -                   48               -              48

Money Market Instruments:
  Money Market Funds                         25,665                    -               -          25,665
--------------------------------------------------------------------------------------------------------
Total                                      $322,973             $615,926            $795        $939,694
--------------------------------------------------------------------------------------------------------

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  25

================================================================================

Reconciliation of investments in which significant unobservable inputs (Level
3) were used in determining value:

--------------------------------------------------------------------------------------------------------
                                                                                           COMMON STOCKS
--------------------------------------------------------------------------------------------------------
Balance as of May 31, 2015                                                                        $1,056
Purchases                                                                                              -
Sales                                                                                                  -
Transfers into Level 3                                                                                 -
Transfers out of Level 3                                                                               -
Net realized gain (loss) on investments                                                                -
Change in net unrealized appreciation/(depreciation) of investments                                (261)
--------------------------------------------------------------------------------------------------------
Balance as of November 30, 2015                                                                   $  795
--------------------------------------------------------------------------------------------------------

For the period of June 1, 2015, through November 30, 2015, common stocks with a value of $59,000 were transferred from Level 2 to Level 1 due to the availability of quoted prices once the security began actively trading. The Fund's policy is to recognize any transfers into and out of the levels as of the beginning of the period in which the event or circumstance that caused the transfer occurred.

================================================================================

26  | USAA EMERGING MARKETS FUND

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

November 30, 2015 (unaudited)

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets.

o   CATEGORIES AND DEFINITIONS

    RIGHTS - Enable the holder to buy a specified number of shares of new issues of a common stock before it is offered to the public.

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    ADR American depositary receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.
    BRL    Brazilian Real
    GDR Global depositary receipts are receipts issued by a U.S. or foreign bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.
    NVDR Non-voting depositary receipts are receipts issued by Thai NVDR Company Limited.
    REIT   Real estate investment trust

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  27

================================================================================

o   SPECIFIC NOTES

    (a) Securities with a value of $581,963,000, which represented 62.1% of the Fund's net assets, were classifed as Level 2 at November 30, 2015, due to the prices being adjusted to take into account significant market movements following the close of local trading.

    (b) Security deemed illiquid by the USAA Asset Management Company (the Manager), under liquidity guidelines approved by the USAA Mutual Funds Trust's Board of Trustees (the Board). The aggregate market value of these securities at November 30, 2015, was $4,413,000, which represented 0.5% of the Fund's net assets.

    (c) Security was fair valued at November 30, 2015, by the Manager in accordance with valuation procedures approved by the Board. The total value of all such securities was $34,758,000, which represented 3.7% of the Fund's net assets.

    (d) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by the Manager under liquidity guidelines approved by the Board, unless otherwise noted as illiquid.

    (e) Rate represents the money market fund annualized seven-day yield at November 30, 2015.

    (f)    In U.S. dollars unless otherwise noted.

      *    Non-income-producing security.

See accompanying notes to financial statements.

================================================================================

28  | USAA EMERGING MARKETS FUND

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

November 30, 2015 (unaudited)

--------------------------------------------------------------------------------------------------------
ASSETS
   Investments in securities, at market value (cost of $1,013,605)                           $   939,694
   Cash                                                                                               39
   Cash denominated in foreign currencies (identified cost of $473)                                  471
   Receivables:
      Capital shares sold                                                                          1,280
      Dividends and interest                                                                         471
      Securities sold                                                                              1,428
                                                                                             -----------
         Total assets                                                                            943,383
                                                                                             -----------
LIABILITIES
   Payables:
      Securities purchased                                                                         3,464
      Capital shares redeemed                                                                        284
   Unrealized depreciation on foreign currency contracts held, at value                                1
   Accrued management fees                                                                           783
   Accrued transfer agent's fees                                                                      56
   Other accrued expenses and payables                                                             1,572
                                                                                             -----------
         Total liabilities                                                                         6,160
                                                                                             -----------
            Net assets applicable to capital shares outstanding                              $   937,223
                                                                                             ===========
NET ASSETS CONSIST OF:
   Paid-in capital                                                                           $ 1,178,868
   Accumulated undistributed net investment income                                                 6,428
   Accumulated net realized loss on investments                                                 (172,800)
   Net unrealized depreciation of investments                                                    (73,911)
   Net unrealized depreciation of foreign currency translations                                   (1,362)
                                                                                             -----------
            Net assets applicable to capital shares outstanding                              $   937,223
                                                                                             ===========
   Net asset value, redemption price, and offering price per share:
      Fund Shares (net assets of $445,588/31,489 shares outstanding)                         $     14.15
                                                                                             ===========
      Institutional Shares (net assets of $487,722/34,519
         shares outstanding)                                                                 $     14.13
                                                                                             ===========
      Adviser Shares (net assets of $3,913/278 shares outstanding)                           $     14.08
                                                                                             ===========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  29

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Six-month period ended November 30, 2015 (unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends (net of foreign taxes withheld of $1,638)                                         $  13,171
   Interest (net of foreign taxes withheld of $1)                                                     22
                                                                                             -----------
         Total income                                                                             13,193
                                                                                             -----------
EXPENSES
   Management fees                                                                                 4,791
   Administration and servicing fees:
      Fund Shares                                                                                    344
      Institutional Shares                                                                           266
      Adviser Shares                                                                                   3
   Transfer agent's fees:
      Fund Shares                                                                                    665
      Institutional Shares                                                                           266
   Distribution and service fees (Note 6F):
      Adviser Shares                                                                                   5
   Custody and accounting fees:
      Fund Shares                                                                                    219
      Institutional Shares                                                                           244
      Adviser Shares                                                                                   2
   Postage:
      Fund Shares                                                                                     29
      Institutional Shares                                                                            20
   Shareholder reporting fees:
      Fund Shares                                                                                     15
      Institutional Shares                                                                             6
   Trustees' fees                                                                                     13
   Registration fees:
      Fund Shares                                                                                     16
      Institutional Shares                                                                            26
      Adviser Shares                                                                                  11
   Professional fees                                                                                  81
   Other                                                                                              11
                                                                                             -----------
         Total expenses                                                                            7,033
   Expenses reimbursed:
      Adviser Shares                                                                                  (6)
                                                                                             -----------
         Net expenses                                                                              7,027
                                                                                             -----------
NET INVESTMENT INCOME                                                                              6,166
                                                                                             -----------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND
FOREIGN CURRENCY
   Net realized loss on:
      Investments (net of foreign taxes withheld of $46)                                         (33,977)
      Foreign currency transactions                                                                 (719)
   Change in net unrealized appreciation/(depreciation) of:
      Investments                                                                               (128,035)
      Foreign currency translations                                                                 (245)
                                                                                             -----------
         Net realized and unrealized loss                                                       (162,976)
                                                                                             -----------
   Decrease in net assets resulting from operations                                          $ (156,810)
                                                                                             ===========

See accompanying notes to financial statements.

================================================================================

30  | USAA EMERGING MARKETS FUND

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Six-month period ended November 30, 2015 (unaudited), and year ended
May 31, 2015

--------------------------------------------------------------------------------

                                                                               11/30/2015      5/31/2015
--------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                                      $     6,166     $    9,858
   Net realized loss on investments                                               (33,977)       (47,525)
   Net realized loss on foreign currency transactions                                (719)        (1,074)
   Change in net unrealized appreciation/(depreciation) of:
      Investments                                                                (128,035)       (54,167)
      Foreign currency translations                                                  (245)          (894)
                                                                              --------------------------
      Decrease in net assets resulting from operations                           (156,810)       (93,802)
                                                                              --------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
      Fund Shares                                                                       -         (6,680)
      Institutional Shares                                                              -        (11,035)
      Adviser Shares                                                                    -            (56)
                                                                              --------------------------
         Distributions to shareholders                                                  -        (17,771)
                                                                              --------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
CAPITAL SHARE TRANSACTIONS (NOTE 5)
   Fund Shares                                                                     15,936         41,864
   Institutional Shares                                                           (63,978)       (27,153)
   Adviser Shares                                                                      (2)            36
                                                                              --------------------------
      Total net increase (decrease) in net assets from
         capital share transactions                                               (48,044)        14,747
                                                                              --------------------------
   Net decrease in net assets                                                    (204,854)       (96,826)
NET ASSETS
   Beginning of period                                                          1,142,077      1,238,903
                                                                              --------------------------
   End of period                                                              $   937,223     $1,142,077
                                                                              ==========================
Accumulated undistributed net investment income:
   End of period                                                              $     6,428     $      262
                                                                              ==========================

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  31

================================================================================

NOTES TO FINANCIAL STATEMENTS

November 30, 2015 (unaudited)

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 54 separate funds. Additionally, the Fund qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this semiannual report pertains only to the USAA Emerging Markets Fund (the
Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is to seek capital appreciation.

The Fund consists of three classes of shares: Emerging Markets Fund Shares (Fund Shares), Emerging Markets Fund Institutional Shares (Institutional Shares), and Emerging Markets Fund Adviser Shares (Adviser Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, distribution and service (12b-1) fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class's relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to all classes. The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and

================================================================================

32  | USAA EMERGING MARKETS FUND

================================================================================

bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds). The Adviser Shares permit investors to purchase shares through financial intermediaries, including banks, broker-dealers, insurance companies, investment advisers, plan sponsors, and financial professionals that provide various administrative and distribution services.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Equity securities, including exchange-traded funds (ETFs), exchange-traded notes (ETNs), and equity-linked structured notes, except as otherwise noted, traded primarily on a domestic securities exchange

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  33

================================================================================

       or the over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used.

    2. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not need to be reflected in the value of the Fund's foreign securities. However, the Manager and the Fund's subadviser(s), if applicable, will monitor for events that would materially affect the value of the Fund's foreign securities. The Fund's subadviser(s) have agreed to notify the Manager of significant events they identify that would materially affect the value of the Fund's foreign securities. If the Manager determines that a particular event would materially affect the value of the Fund's foreign securities, then the Committee will consider such available information that it deems relevant and will determine a fair value for the affected foreign securities in accordance with valuation procedures. In addition, information from an external vendor or other sources may be used to adjust the foreign market closing prices of foreign equity securities to reflect what the Committee believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events that occur on a fairly regular basis (such as U.S. market movements) are significant.

================================================================================

34  | USAA EMERGING MARKETS FUND

================================================================================

    3. Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day.

    4. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to value a security when, in the Service's judgment, these prices are readily available and are representative of the security's market value. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions.

    5. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

    6. Repurchase agreements are valued at cost.

    7. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

       Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  35

================================================================================

       duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes. Level 2 securities include certain preferred stocks and common stocks, which are valued based on methods discussed in Note 1A2. Additionally, convertible securities, certain preferred stocks, and certain common stocks are valued using market inputs and other observable factors deemed by the Manager to appropriately reflect fair value.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

    For the securities valued using significant unobservable inputs, market quotations were not available from the pricing services. As such, the securities were valued in good faith using methods determined by the Manager, under valuation procedures approved by the Board. The fair value methods included using inputs such as the value being derived based on the analysis of the restructuring plan and last quoted price adjusted by movements in an index that is representative of the local market. However, these securities are included in the Level 3 category

================================================================================

36  | USAA EMERGING MARKETS FUND

================================================================================

    due to limited market transparency, and/or a lack of corroboration to support the quoted prices.

    Refer to the Portfolio of Investments for a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value.

C. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

D. INVESTMENTS IN SECURITIES - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Discounts and premiums on short-term securities are amortized on a straight-line basis over the life of the respective securities. Foreign income and capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable, as a reduction to such income and realized gains. These foreign taxes have been provided for in accordance with the understanding of the applicable countries' tax rules and rates.

E. FOREIGN CURRENCY TRANSLATIONS - The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

    1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

    2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

       The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  37

================================================================================

       fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

       Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal year, these net realized foreign currency gains/losses are reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income on the Statement of Assets and Liabilities as such amounts are treated as ordinary income/loss for tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

F. EXPENSES PAID INDIRECTLY - A portion of the brokerage commissions that the Fund pays may be recaptured as a credit that is tracked and used by the custodian to directly reduce expenses paid by the Fund. In addition, through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the six-month period ended November 30, 2015, brokerage commission recapture credits reduced the expenses of the Fund Shares, Institutional Shares, and Adviser Shares each by less than $500. For the six-month period ended November 30, 2015 there were no custodian and other bank credits.

G. REDEMPTION FEES - Adviser Shares held in the Fund less than 60 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed or exchanged shares. All redemption fees paid will be accounted for by the Fund as an addition to paid in capital. For the six-month period ended November 30, 2015, the Adviser Shares did not charge any redemption fees.

H. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal

================================================================================

38  | USAA EMERGING MARKETS FUND

================================================================================

    course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

I. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR).

The USAA Funds that are party to the loan agreement are assessed facility fees by CAPCO in the amount of 9.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2015, the maximum annual facility fee was 7.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the USAA Funds based on their respective average net assets for the period.

The USAA Funds may request an optional increase of the committed loan agreement up to $750 million. If the USAA Funds increase the committed loan agreement above the $500 million, the assessed facility fee by CAPCO will be increased to
10.0 basis points.

For the six-month period ended November 30, 2015, the Fund paid CAPCO facility fees of $2,000, which represents 1.4% of the total fees paid to CAPCO by the USAA Funds. The Fund had no borrowings under this agreement during the six-month period ended November 30, 2015.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  39

================================================================================

(3) DISTRIBUTIONS

The tax basis of distributions and any accumulated undistributed net investment income will be determined based upon the Fund's tax year-end of May 31, 2016, in accordance with applicable tax law.

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

At May 31, 2015, the Fund had net capital loss carryforwards of $126,461,000, for federal income tax purposes. It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used.

                             CAPITAL LOSS CARRYFORWARDS
                 ----------------------------------------------
                                   TAX CHARACTER
                 ----------------------------------------------
                 (NO EXPIRATION)                     BALANCE
                 ---------------                   ------------
                    Short-Term                     $ 27,326,000
                    Long-Term                        99,135,000
                                                   ------------
                       Total                       $126,461,000
                                                   ------------

For the six-month period ended November 30, 2015, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax positions to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the six-month period ended November 30, 2015, were $230,244,000 and $263,163,000, respectively.

As of November 30, 2015, the cost of securities, including short-term securities, for federal income tax purposes, was approximately the same as that reported in the financial statements.

===============================================================================

40  | USAA EMERGING MARKETS FUND

===============================================================================

Gross unrealized appreciation and depreciation of investments as of November 30, 2015, were $117,421,000 and $191,332,000, respectively, resulting in net unrealized depreciation of $73,911,000.

(5) CAPITAL SHARE TRANSACTIONS

At November 30, 2015, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

Capital share transactions for the Institutional Shares resulted from purchases and sales by the affiliated USAA fund-of-funds as well as other persons or legal entities that the Fund may approve from time to time. Capital share transactions for all classes were as follows, in thousands:

                                                     SIX-MONTH PERIOD ENDED               YEAR ENDED
                                                        NOVEMBER 30, 2015                MAY 31, 2015
--------------------------------------------------------------------------------------------------------
                                                     SHARES         AMOUNT         SHARES         AMOUNT
                                                     ---------------------------------------------------
FUND SHARES:
Shares sold                                           3,958      $  58,116          8,404    $   140,293
Shares issued from
 reinvested dividends                                     -              -            432          6,609
Shares redeemed                                      (2,872)       (42,180)        (6,162)      (105,038)
                                                     ---------------------------------------------------
Net increase from capital
 share transactions                                   1,086      $  15,936          2,674    $    41,864
                                                     ===================================================
INSTITUTIONAL SHARES:
Shares sold                                           2,852      $  41,697          6,603    $   112,532
Shares issued from
 reinvested dividends                                     -              -            704         10,722
Shares redeemed                                      (7,134)      (105,675)        (8,893)      (150,407)
                                                     ---------------------------------------------------
Net decrease from capital
 share transactions                                  (4,282)     $ (63,978)        (1,586)   $   (27,153)
                                                     ===================================================
ADVISER SHARES:
Shares sold                                               -**    $       -**            3    $        46
Shares issued from
 reinvested dividends                                     -              -              -**            1
Shares redeemed                                           -**           (2)            (1)*          (11)*
                                                     ---------------------------------------------------
Net increase (decrease) from
 capital share transactions                               -**    $      (2)             2    $        36
                                                     ===================================================

*Net of redemption fees.

**Represents less than 500 shares or $500.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  41

================================================================================

(6) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund. The Manager is authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the actual day-to-day investment of a portion of the Fund's assets.

   The Manager monitors each subadviser's performance through quantitative and qualitative analysis and periodically reports to the Board as to whether each subadviser's agreement should be renewed, terminated, or modified. The Manager also is responsible for allocating assets to the subadviser(s). The allocation for each subadviser could range from 0% to 100% of the Fund's assets, and the Manager could change the allocations without shareholder approval.

   The investment management fee for the Fund is comprised of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 1.00% of the Fund's average net assets.

   The performance adjustment is calculated separately for each share class on a monthly basis by comparing each class's performance over the performance period to that of the Lipper Emerging Markets Funds Index. The Lipper Emerging Markets Funds Index tracks the total return performance of the 30 largest funds in the Lipper Emerging Markets Funds category. The performance period for each class consists of the current month plus the previous 35 months. The following table is utilized to determine the extent of the performance adjustment:

     OVER/UNDER PERFORMANCE
     RELATIVE TO INDEX                            ANNUAL ADJUSTMENT RATE
     (IN BASIS POINTS)(1)                         (IN BASIS POINTS)(1)
     -------------------------------------------------------------------
     +/- 100 to 400                               +/- 4
     +/- 401 to 700                               +/- 5
     +/- 701 and greater                          +/- 6

     (1)Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest basis point. Average net assets are calculated over a rolling 36-month period.

================================================================================

42  | USAA EMERGING MARKETS FUND

================================================================================

    Each class's annual performance adjustment rate is multiplied by the average net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

    Under the performance fee arrangement, each class will pay a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Emerging Markets Funds Index over that period, even if the class had overall negative returns during the performance period.

    For the six-month period ended November 30, 2015, the Fund incurred total management fees, paid or payable to the Manager, of $4,791,000, which included a performance adjustment for the Fund Shares, Institutional Shares, and Adviser Shares of $(82,000), $(102,000), and $(1,000), respectively. For the Fund Shares, Institutional Shares, and Adviser Shares, the performance adjustments were (0.04)%, (0.04)%, and (0.05)%, respectively.

B.  SUBADVISORY ARRANGEMENT(s) - The Manager entered into Investment
    Subadvisory Agreements with Brandes Investment Partners, L.P. (Brandes), Lazard Asset Management (Lazard), and Victory Capital Management Inc. (Victory Capital), under which Brandes, Lazard, and Victory Capital each direct the investment and reinvestment of a portion of the Fund's assets (as allocated from time to time by the Manager).

    The Manager (not the Fund) pays Brandes a subadvisory fee in the annual amount of 0.75% for assets up to $300 million; 0.70% for assets over $300 million up to $600 million; and 0.60% for assets over $600 million on the portion of the Fund's average net assets that Brandes manages. For the six-month period ended November 30, 2015, the Manager incurred subadvisory fees with respect to the Fund, paid or payable to Brandes, of $543,000

    The Manager (not the Fund) pays Lazard a subadvisory fee in the annual amount of 0.75% for assets up to $200 million; 0.70% for assets

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  43

================================================================================

     over $200 million up to $400 million; 0.65% for assets over $400 million up to $600 million; and 0.60% for assets over $600 million on the portion of the Fund's average net assets that Lazard manages. For the six-month period ended November 30, 2015, the Manager incurred subadvisory fees with respect to the Fund, paid or payable to Lazard, of $2,308,000.

     The Manager (not the Fund) pays Victory Capital a subadvisory fee in the annual amount of 0.85% for assets up to $50 million; 0.75% for assets over $50 million up to $150 million; and 0.70% for assets over $150 million on the portion of the Fund's average net assets that Victory Capital manages. For the six-month period ended November 30, 2015, the Manager incurred subadvisory fees with respect to the Fund, paid or payable to Victory Capital, of $699,000.

C. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of average net assets of the Fund Shares and Adviser Shares, and 0.10% of average net assets of the Institutional Shares. For the six-month period ended November 30, 2015, the Fund Shares, Institutional Shares, and Adviser Shares incurred administration and servicing fees, paid or payable to the Manager, of $344,000, $266,000, and $3,000, respectively.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the six-month period ended November 30, 2015, the Fund reimbursed the Manager $12,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

D. EXPENSE LIMITATION - The Manager agreed, through October 1, 2016, to limit the total annual operating expenses of the Adviser Shares to 1.75% of its average net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and to reimburse the Adviser Shares for all expenses in excess of that amount. This expense limitation

================================================================================

44  | USAA EMERGING MARKETS FUND

================================================================================

    arrangement may not be changed or terminated through October 1, 2016, without approval of the Board, and may be changed or terminated by the Manager at any time after that date. For the six-month period ended November 30, 2015, the Adviser Shares incurred reimbursable expenses of $6,000, of which less than $500 was receivable from the Manager.

E.  TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA
    Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund Shares and Adviser Shares based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Transfer agent's fees for Institutional Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.10% of the Institutional Shares' average net assets, plus out-of-pocket expenses. For the six-month period ended November 30, 2015, the Fund Shares, Institutional Shares, and Adviser Shares incurred transfer agent's fees, paid or payable to SAS, of $665,000, $266,000, and less than $500, respectively.

F. DISTRIBUTION AND SERVICE (12b-1) FEES - The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Adviser Shares. Under the plan, the Adviser Shares pay fees to USAA Investment Management Company, the distributor, for distribution and shareholder services. USAA Investment Management Company pays all or a portion of such fees to intermediaries that make the Adviser Shares available for investment by their customers. The fee is accrued daily and paid monthly at an annual rate of 0.25% of the Adviser Shares' average net assets. Adviser Shares are offered and sold without imposition of an initial sales charge or a contingent deferred sales charge. For the six-month period ended November 30, 2015, the Adviser Shares incurred distribution and service (12b-1) fees of $5,000.

G. UNDERWRITING SERVICES - USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no commissions or fees for this service.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  45

================================================================================

(7) TRANSACTIONS WITH AFFILIATES

The Fund offers its Institutional Shares for investment by other USAA Funds and is one of 20 USAA mutual funds in which the affiliated USAA fund-of-funds may invest. The USAA fund-of-funds do not invest in the underlying funds for the purpose of exercising management or control. As of November 30, 2015, the USAA fund-of-funds owned the following percentages of the total outstanding shares of the Fund:

AFFILIATED USAA FUND                                               OWNERSHIP %
--------------------------------------------------------------------------------
USAA Cornerstone Conservative                                         0.2
USAA Cornerstone Equity                                               0.8
USAA Target Retirement Income                                         0.3
USAA Target Retirement 2020                                           1.1
USAA Target Retirement 2030                                           3.0
USAA Target Retirement 2040                                           4.1
USAA Target Retirement 2050                                           2.3
USAA Target Retirement 2060                                           0.2

The Manager is indirectly wholly owned by United Services Automobile Association (USAA), a large, diversified financial services institution. At November 30, 2015, USAA and its affiliates owned 271,000 Adviser Shares which represents 97.6% of the Adviser Shares and 0.4% of the Fund.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

================================================================================

46  | USAA EMERGING MARKETS FUND

================================================================================

(8) FINANCIAL HIGHLIGHTS - FUND SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                             SIX-MONTH
                           PERIOD ENDED
                            NOVEMBER 30,                            YEAR ENDED MAY 31,
                           ------------------------------------------------------------------------------------
                                2015           2015           2014           2013           2012           2011
                           ------------------------------------------------------------------------------------
Net asset value at
 beginning of period       $   16.46       $  18.14       $  17.44       $  15.45       $  21.57       $  17.20
                           ------------------------------------------------------------------------------------
Income (loss) from
 investment operations:
 Net investment income           .07            .08            .14            .17(b)         .15            .13
 Net realized and
   unrealized gain (loss)      (2.38)         (1.52)           .65           1.96(b)       (5.57)          4.37
                           ------------------------------------------------------------------------------------
Total from investment
 operations                    (2.31)         (1.44)           .79           2.13(b)       (5.42)          4.50
                           ------------------------------------------------------------------------------------
Less distributions from:
 Net investment income             -           (.24)          (.09)          (.14)          (.14)          (.13)
 Realized capital gains            -              -              -              -           (.56)             -
                           ------------------------------------------------------------------------------------
Total distributions                -           (.24)          (.09)          (.14)          (.70)          (.13)
                           ------------------------------------------------------------------------------------
Net asset value at
 end of period             $   14.15       $  16.46       $  18.14       $  17.44       $  15.45       $  21.57
                           ====================================================================================
Total return (%)*             (14.03)         (7.84)          4.56          13.78         (25.21)         26.19
Net assets at end of
 period (000)              $ 445,588       $500,510       $503,052       $476,735       $670,698       $821,004
Ratios to average
 net assets:**
 Expenses (%)(a)                1.55(d)        1.50           1.50           1.58           1.58           1.59
 Net investment income (%)      1.06(d)         .71            .83           1.00           1.06            .68
Portfolio turnover (%)            24             46             48            148(c)          72             66

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the six-month period ended November 30, 2015, average net assets were
    $458,077,000.
(a) Reflects total annual operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares' expenses paid indirectly decreased the expense ratios by less than 0.01%.
(b) Calculated using average shares.
(c) Reflects increased trading activity due to changes in subadvisers and asset allocation strategies.
(d) Annualized. The ratio is not necessarily indicative of 12 months of operations.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  47

================================================================================

(8) FINANCIAL HIGHLIGHTS (CONTINUED) - INSTITUTIONAL SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                             SIX-MONTH
                           PERIOD ENDED
                            NOVEMBER 30,                            YEAR ENDED MAY 31,
                           ------------------------------------------------------------------------------------
                                2015           2015           2014           2013           2012           2011
                           ------------------------------------------------------------------------------------
Net asset value at
 beginning of period       $   16.42       $  18.10      $   17.41       $  15.45       $  21.60       $  17.22
                           ------------------------------------------------------------------------------------
Income (loss) from
 investment operations:
 Net investment income           .09            .13           .18             .20(a)         .20            .22
 Net realized and
   unrealized gain (loss)      (2.38)         (1.53)          .65            1.99(a)       (5.58)          4.37
                           ------------------------------------------------------------------------------------
Total from investment
 operations                    (2.29)         (1.40)          .83            2.19(a)       (5.38)          4.59
                           ------------------------------------------------------------------------------------
Less distributions from:
 Net investment income             -           (.28)         (.14)           (.23)          (.21)          (.21)
 Realized capital gains            -              -             -               -           (.56)             -
                           ------------------------------------------------------------------------------------
Total distributions                -           (.28)         (.14)           (.23)          (.77)          (.21)
                           ------------------------------------------------------------------------------------
Net asset value at end of
 period                    $   14.13       $  16.42      $  18.10        $  17.41       $  15.45       $  21.60
                           ====================================================================================
Total return (%)*             (13.95)         (7.64)         4.82           14.18         (25.01)         26.71
Net assets at end of
 period (000)              $ 487,722       $637,007      $730,863        $540,580       $202,173       $185,493
Ratios to average
 net assets:**
 Expenses (%)(b)                1.30(e)        1.27          1.29            1.30           1.27           1.20(c)
 Expenses, excluding
   reimbursements (%)(b)        1.30(e)        1.27          1.29            1.30           1.27           1.22
 Net investment income (%)      1.40(e)         .93          1.03            1.19           1.40           1.13
Portfolio turnover (%)            24             46            48             148(d)          72             66

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the six-month period ended November 30, 2015, average net assets were
    $531,118,000.
(a) Calculated using average shares.
(b) Reflects total annual operating expenses of the Institutional Shares before reductions of any expenses paid indirectly. The Institutional Shares' expenses paid indirectly decreased the expense ratios by less than 0.01%.
(c) Prior to October 1, 2010, the Manager had voluntarily agreed to limit the annual expenses of the Institutional Shares to 1.13% of the Institutional Shares' average net assets.
(d) Reflects increased trading activity due to changes in subadvisers and asset allocation strategies.
(e) Annualized. The ratio is not necessarily indicative of 12 months of operations.

================================================================================

48  | USAA EMERGING MARKETS FUND

================================================================================

(8) FINANCIAL HIGHLIGHTS (CONTINUED) - ADVISER SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                              SIX-MONTH
                            PERIOD ENDED                                                           PERIOD ENDED
                             NOVEMBER 30,                            YEAR ENDED MAY 31,               MAY 31,
                            -----------------------------------------------------------------------------------
                                2015           2015           2014           2013           2012        2011***
                            -----------------------------------------------------------------------------------
Net asset value at
 beginning of period        $  16.40       $  18.08       $  17.35       $  15.40       $  21.50       $  19.22
                            -----------------------------------------------------------------------------------
Income (loss) from
 investment operations:
 Net investment income           .06            .05            .09            .11            .10            .03(a)
 Net realized and
   unrealized gain (loss)      (2.38)         (1.53)           .66           1.94          (5.57)          2.36(a)
                            -----------------------------------------------------------------------------------
Total from investment
 operations                    (2.32)         (1.48)           .75           2.05          (5.47)          2.39(a)
                            -----------------------------------------------------------------------------------
Less distributions from:
 Net investment income             -           (.20)          (.02)          (.10)          (.07)          (.11)
 Realized capital gains            -              -              -              -           (.56)             -
                            -----------------------------------------------------------------------------------
Total distributions                -           (.20)          (.02)          (.10)          (.63)          (.11)
                            -----------------------------------------------------------------------------------
Redemption fees added to
 beneficial interests              -            .00(f)           -              -              -              -
                            -----------------------------------------------------------------------------------
Net asset value at end of
 period                     $  14.08       $  16.40       $  18.08       $  17.35       $  15.40       $  21.50
                            ===================================================================================
Total return (%)*             (14.15)         (8.09)          4.34          13.31         (25.53)         12.48
Net assets at end of
 period (000)               $  3,913       $  4,560       $  4,988       $  4,784       $  4,237       $  5,919
Ratios to average
 net assets:**
 Expenses (%)(b)                1.75(c)        1.79(e)        1.77           2.00           2.00           2.00(c)
 Expenses, excluding
  reimbursements (%)(b)         2.03(c)        1.95           1.77           2.04           2.16           2.26(c)
 Net investment income (%)       .88(c)         .41            .57            .55            .63            .16(c)
Portfolio turnover (%)            24             46             48            148(d)          72             66

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the six-month period ended November 30, 2015, average net assets were
    $4,082,000.
*** Adviser Shares were initiated on August 1, 2010.
(a) Calculated using average shares.
(b) Reflects total annual operating expenses of the Adviser Shares before reductions of any expenses paid indirectly. The Adviser Shares' expenses paid indirectly decreased the expense ratios by less than 0.01%.
(c) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(d) Reflects increased trading activity due to changes in subadvisers and asset allocation strategies.
(e) Prior to October 1, 2014, the Manager voluntarily agreed to reimburse the Adviser Shares for expenses in excess of 2.00% of their annual average net assets.
(f) Represents less than $0.01 per share.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  49

================================================================================

EXPENSE EXAMPLE

November 30, 2015 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, distribution and service (12b-1) fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of June 1, 2015, through November 30, 2015.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate

================================================================================

50  | USAA EMERGING MARKETS FUND

================================================================================

the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                        EXPENSES PAID
                                           BEGINNING                ENDING              DURING PERIOD*
                                         ACCOUNT VALUE           ACCOUNT VALUE          JUNE 1, 2015 -
                                          JUNE 1, 2015         NOVEMBER 30, 2015       NOVEMBER 30, 2015
                                       -----------------------------------------------------------------
FUND SHARES
Actual                                     $1,000.00              $  859.70                  $7.21
Hypothetical
 (5% return before expenses)                1,000.00               1,017.25                   7.82

INSTITUTIONAL SHARES
Actual                                      1,000.00                 860.50                   6.05
Hypothetical
 (5% return before expenses)                1,000.00               1,018.50                   6.56

ADVISER SHARES
Actual                                      1,000.00                 858.50                   8.13
Hypothetical
 (5% return before expenses)                1,000.00               1,016.25                   8.82

*Expenses are equal to the annualized expense ratio of 1.55% for Fund Shares, 1.30% for Institutional Shares, and 1.75% for Adviser Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/366 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of (14.03)% for Fund Shares, (13.95)% for Institutional Shares, and (14.15)% for Adviser Shares for the six-month period of June 1, 2015, through November 30, 2015.

================================================================================

                                                           EXPENSE EXAMPLE |  51

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select your mutual fund
AT USAA.COM                          account and either click the link or
                                     select 'I want to...' and select
OR CALL                              the desired action.
(800) 531-USAA (8722)
(210) 531-8722
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722; (ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

                                                                  --------------
      USAA                                                           PRSRT STD
      9800 Fredericksburg Road                                     U.S. Postage
      San Antonio, TX 78288                                            PAID
                                                                       USAA
                                                                  --------------

>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE ON USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]
        USAA      We know what it means to serve.(R)
   =============================================================================
   25559-0116                                (C)2016, USAA. All rights reserved.

  [LOGO OF USAA]
   USAA(R)

                                    [GRAPHIC OF USAA GOVERNMENT SECURITIES FUND]

 ============================================================

         SEMIANNUAL REPORT
         USAA GOVERNMENT SECURITIES FUND
         FUND SHARES o INSTITUTIONAL SHARES o ADVISER SHARES
         NOVEMBER 30, 2015

 ============================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"A NEW YEAR IS A GREAT TIME TO REEVALUATE YOUR
INVESTMENT PLAN TO HELP ENSURE YOU ARE STAYING      [PHOTO OF BROOKS ENGLEHARDT]
ON TRACK TOWARD YOUR FINANCIAL GOALS."

--------------------------------------------------------------------------------

JANUARY 2016

The financial markets were volatile during the reporting period ended November 30, 2015, but U.S. stocks, the broad U.S. fixed-income market, and longer-term U.S. Treasury securities had experienced minimal change when the reporting period came to an end. Emerging markets stocks, in contrast, generally suffered losses, while stocks in non-U.S. developed markets also declined, though to a lesser extent.

When the reporting period began in June 2015, Greece was once again in the headlines, as the country's debt problems reemerged and investors speculated about the future of the European Union. During July 2015, market turbulence increased. Worries about China's slow economic growth triggered a steep decline in the Chinese equity market, with many other emerging stock markets falling in a similar fashion. In response, the Chinese authorities surprised many investors by devaluing its currency, which added to investors' existing concerns about the health of the global economy. The result was a broad sell-off in riskier asset classes and a flight to the perceived safety of U.S. Treasury securities.

Meanwhile, a divergence in global economic growth was reflected in the monetary policies being pursued by the world's central banks. Persistent economic weakness outside the United States led many central banks to cut interest rates and boost quantitative easing, resulting in low--and even negative--global interest rates. At the same time, the U.S. economy continued to grow, albeit slowly, and the Federal Reserve (the Fed) strongly signaled that it would begin to raise interest rates for the first time in seven years. As a result, shorter-term U.S. Treasury yields rose during the reporting period, while longer-term U.S. Treasury yields edged up slightly. On December 16, 2015, the Fed raised the target range for the federal funds rate from 0.25% to 0.50%. At USAA Investments, we believe it is less important when the first interest rate increase occurs than how quickly the Fed affects interest rates. We have long believed Fed policymakers are unlikely to raise interest rates rapidly because they will not want to jeopardize the U.S. economy. In addition, there appears to be no pressing reason, such as a higher rate of inflation, for them

================================================================================

================================================================================

to do so. Therefore, the modest interest rate increase in December 2015 is consistent with our outlook.

Also of note during the reporting period was the steady decline in commodities prices. What caused the drop in oil, natural gas, coal, and industrial metals prices? In our opinion, there was no single reason. Certainly, the divergence in global economic growth and central bank monetary policy created uncertainty in the world's commodities markets. But softening global demand and, in the case of energy, an increase in supply were also key factors. In addition, commodities are generally priced in U.S. dollars and the appreciation of the U.S. dollar during the reporting period dampened prices.

A new year is a great time to reevaluate your investment plan to help ensure you are staying on track toward your financial goals. Investors also may want to consider making a 2016 IRA contribution. The sooner investors invest their money, the sooner it can start working for them. For assistance, please feel free to give our financial advisors a call.

Looking ahead, we expect to see continued volatility--at least in the near term--in the financial markets. It's been several years since we've seen this kind of market turbulence, so the events of the reporting period are a helpful reminder that volatility is to be expected from time to time and is normal market behavior. Long-term investors should strive to make decisions based on their long-term objectives, time horizon, and risk tolerance, rather than in response to market turmoil.

On behalf of all of us at USAA Investments, we wish you a happy, healthy, and prosperous year in 2016. Thank you for your continued investment in our family of mutual funds.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. o As interest rates rise, bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened.
o Investments in foreign securities are subject to additional and more diverse risks, including but not limited to currency fluctuations, market illiquidity, and political and economic instability. Foreign investing may result in more rapid and extreme changes in value than investments made exclusively in the securities of U.S. companies. There may be less publicly available information relating to foreign companies than those in the U.S. Foreign securities may also be subject to foreign taxes. Investments made in emerging market countries may be particularly volatile. Economies of emerging market countries are generally less diverse and mature than more developed countries and may have less stable political systems. o Investments provided by USAA Investment Management Company and USAA Financial Advisors Inc., both registered broker dealers, and affiliates.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

FUND OBJECTIVE                                                                 1

MANAGERS' COMMENTARY                                                           2

INVESTMENT OVERVIEW                                                            5

FINANCIAL INFORMATION

    Portfolio of Investments                                                  15

    Notes to Portfolio of Investments                                         21

    Financial Statements                                                      23

    Notes to Financial Statements                                             26

EXPENSE EXAMPLE                                                               41

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2016, USAA. All rights reserved.

200986-0116

================================================================================

================================================================================

FUND OBJECTIVE

THE USAA GOVERNMENT SECURITIES FUND (THE FUND) PROVIDES INVESTORS A HIGH LEVEL OF CURRENT INCOME CONSISTENT WITH PRESERVATION OF PRINCIPAL.

--------------------------------------------------------------------------------

TYPES OF INVESTMENTS

The Fund normally invests at least 80% of its assets in government securities, including U.S. Treasury bills, notes, and bonds; Treasury Inflation Protected Securities (TIPS); mortgage-backed securities (MBS) backed by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), and the Federal Home Loan Mortgage Corporation (Freddie Mac); U.S. government agency collateralized mortgage obligations; securities issued by U.S. government agencies and instrumentalities; and repurchase agreements collateralized by such investments. The securities issued by U.S. government agencies and instrumentalities are supported by the credit of the issuing agency, instrumentality or corporation (which are neither issued nor guaranteed by the U.S. Treasury), including but not limited to Fannie Mae, Freddie Mac, the Agricultural Mortgage Corporation (Farmer Mac), Federal Farm Credit Bank, Federal Home Loan Bank, Private Export Funding Corp (Pefco), and the Small Business Administration. This 80% policy may be changed upon at least 60 days' written notice to shareholders. The Fund has a target average maturity of 5-10 years.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's set rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

                                                             FUND OBJECTIVE |  1

================================================================================

MANAGERS' COMMENTARY ON THE FUND

--------------------------------------------------------------------------------
[PHOTO OF DONNA J. BAGGERLY]                           [PHOTO OF R. NEAL GRAVES]
DONNA J. BAGGERLY, CFA                                 R. NEAL GRAVES, CFA, CPA
USAA Asset                                             USAA Asset
Management Company                                     Management Company
--------------------------------------------------------------------------------

o   WHAT WERE THE MARKET CONDITIONS DURING THE REPORTING PERIOD?

    The U.S. economy strengthened during the reporting period ended November 30, 2015, with gains in both employment and wage growth. Improvement in the housing market, along with an increase in consumer spending, also contributed to the improving market outlook. As a result, many market participants believed the Federal Reserve (the Fed) would raise the federal funds target interest rate, which had been anchored between 0% and 0.25% since December 2008. Reflecting this widespread belief, shorter-term interest rates increased considerably during the reporting period. Longer-term interest rates, which generally are driven by inflation expectations, remained relatively flat. In September 2015, Fed policymakers delayed action as global market volatility increased amid worries about global economic conditions. For the reporting period overall, the yield on a 10-year U.S. Treasury edged up from 2.12% on May 29, 2015 to 2.21% on November 30, 2015. As interest rates increase, bond prices (which move in the opposite direction of interest rates) declined.

    Residential mortgage interest rates, which generally are tied to the 10-year U.S. Treasury yield, remained relatively unchanged during the reporting period. The interest rate on a 15-year mortgage began the reporting period at 3.08% and ended it at 3.18%. The interest rate on a 30-year mortgage started the period at 3.87% and finished it at 3.95%. Because mortgage interest rates remained stable, homeowners continued to find it less advantageous to refinance their mortgages, increasing extension risk.

================================================================================

2  | USAA GOVERNMENT SECURITIES FUND

================================================================================

    Extension risk is the risk that mortgage prepayments will decelerate, causing the average life of a mortgage to lengthen--or extend--and become more sensitive to upward interest rate movement. However, prepayments increased among Ginnie Mae mortgages, many of which are insured by the Federal Housing Administration (FHA). In early 2015, the FHA cut mortgage insurance premiums and some homeowners refinanced during the reporting period in order to obtain the lower fee. Consequently, Ginnie Mae mortgage-backed securities (MBS) underperformed Freddie Mac and Fannie Mae MBS.

o HOW DID THE USAA GOVERNMENT SECURITIES FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

    The Fund has three share classes: Fund Shares, Institutional Shares, and Adviser Shares. For the reporting period ended November 30, 2015, the Fund Shares and Adviser Shares had a total return of -0.17% and -0.28%, respectively. This compares to a total return of 0.30% for the Barclays U.S. Aggregate Government Intermediate & Mortgage-Backed Securities Index and 0.06% for the Lipper Intermediate U.S. Government Funds Index. The Institutional Shares commenced operations on August 7, 2015, and from that time through November 30, 2015, had a total return of 0.49%.

    USAA Asset Management Company (the Manager) is the Fund's investment adviser. The investment adviser provides day-to-day discretionary management for the Fund's assets.

o   HOW DID YOU MANAGE THE FUND DURING THE REPORTING PERIOD?

    The Fund benefited from its investments in longer-duration securities, as longer-term interest rates increased less than shorter-term interest rates during the reporting period. In particular, the Fund's holdings of longer-duration commercial mortgage-backed securities (CMBS), collateralized mortgage obligations, and U.S. Treasury securities enhanced the Fund's

    Refer to page 8 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

    results. At the same time, the Fund was hampered by investments in shorter-duration securities, many of which had previously been purchased to help reduce the portfolio's exposure to prepayment risk and extension risk.

    Also during the reporting period, Fund performance was strengthened by holdings of longer-term municipal securities, which benefited as spreads (or yield differentials versus comparable duration U.S. Treasuries) tightened. Investments in Ginnie Mae MBS dampened returns, though this was offset somewhat by the income generated by holdings of Ginnie Mae mortgages with higher coupon interest rates, which had been purchased by the Fund many years ago. During the reporting period, we continued to diversify the Fund, adding to its holdings of U.S. Treasuries and CMBS while reducing its position in Ginnie Mae MBS.

    Thank you for your investment in the Fund.

    While the value of the USAA Government Securities Fund Shares, Institutional Shares, and Adviser Shares are not guaranteed by the U.S. government, the Fund endeavors to maintain low-to-moderate fluctuation of share price.

    Shares of the USAA Government Securities Fund are not individually backed by the full faith and credit of the U.S. government. o Mortgage-backed securities have prepayment, extension, credit, and interest rate risks. Generally, when interest rates decline, prepayments accelerate beyond the initial pricing assumptions and may cause the average life of the securities to shorten. Also the market value may decline when interest rates rise because prepayments decrease beyond the initial pricing assumptions and may cause the average life of the securities to extend.
    o As interest rates rise, existing bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened.

    You will find a complete list of securities that the Fund owns on pages 15-20.

================================================================================

4  | USAA GOVERNMENT SECURITIES FUND

================================================================================

INVESTMENT OVERVIEW

USAA GOVERNMENT SECURITIES FUND SHARES (FUND SHARES) (Ticker Symbol: USGNX)

--------------------------------------------------------------------------------
                                      11/30/15                       5/31/15
--------------------------------------------------------------------------------
Net Assets                           $426.2 Million               $435.4 Million
Net Asset Value Per Share                $9.91                       $10.04

--------------------------------------------------------------------------------
                AVERAGE ANNUAL TOTAL RETURNS AS OF 11/30/15
--------------------------------------------------------------------------------
   5/31/15-11/30/15*                1 YEAR             5 YEARS         10 YEARS
         -0.17%                     1.07%              2.20%             4.10%

--------------------------------------------------------------------------------
                AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/15
--------------------------------------------------------------------------------
   1 YEAR                           5 YEARS                            10 YEARS
   0.94%                            2.23%                                3.96%

--------------------------------------------------------------------------------
   30-DAY SEC YIELD** AS OF 11/30/15             EXPENSE RATIO AS OF 5/31/15***
--------------------------------------------------------------------------------
                  2.24%                                   0.51%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Total returns for periods of less than one year are not annualized. This return is cumulative.

**Calculated as prescribed by the Securities and Exchange Commission.

***The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated October 1, 2015, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

================================================================================

                                                        INVESTMENT OVERVIEW |  5

================================================================================

AVERAGE ANNUAL COMPOUNDED RETURNS WITH REINVESTMENT OF DIVIDENDS - PERIODS ENDED NOVEMBER 30, 2015

-----------------------------------------------------------------------------------------
                TOTAL RETURN       =      DIVIDEND RETURN        +       PRICE CHANGE
-----------------------------------------------------------------------------------------
10 YEARS           4.10%           =          3.70%              +           0.40%
5 YEARS            2.20%           =          2.87%              +          -0.67%
1 YEAR             1.07%           =          2.37%              +          -1.30%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

ANNUAL TOTAL RETURNS AND COMPOUNDED DIVIDEND RETURNS FOR THE 10-YEAR PERIOD ENDED NOVEMBER 30, 2015

         [CHART OF ANNUAL TOTAL RETURNS AND COMPOUNDED DIVIDEND RETURNS]

                  TOTAL         DIVIDEND           CHANGE IN SHARE
                  RETURN         RETURN                 PRICE
11/30/2006        5.55%          5.02%                   0.53%
11/30/2007        6.10%          4.95%                   1.15%
11/30/2008        5.64%          4.71%                   0.93%
11/30/2009        8.31%          4.32%                   3.99%
11/30/2010        4.69%          3.80%                   0.89%
11/30/2011        4.99%          3.62%                   1.37%
11/30/2012        2.49%          2.97%                  -0.48%
11/30/2013       -1.20%          2.67%                  -3.87%
11/30/2014        3.77%          2.76%                   1.01%
11/30/2015        1.07%          2.37%                  -1.30%

                                   [END CHART]

  NOTE THE ROLE THAT DIVIDEND RETURNS PLAY IN THE FUND SHARES' TOTAL RETURN OVER TIME. SHARE PRICES AND DIVIDEND RATES WILL VARY FROM PERIOD TO PERIOD. HOWEVER, DIVIDEND RETURNS GENERALLY ARE MORE CONSISTENT AND LESS VOLATILE THAN SHARE PRICES.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. Dividend return is the net investment income dividends received over the period, assuming reinvestment of all dividends. Share price change is the change in net asset value over the period adjusted for realized capital gain distributions. The returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

================================================================================

6  | USAA GOVERNMENT SECURITIES FUND

================================================================================

                     o 12-MONTH DIVIDEND YIELD COMPARISON o

                  [CHART OF 12-MONTH DIVIDEND YIELD COMPARISON]

                   USAA GOVERNMENT               LIPPER INTERMEDIATE
                   SECURITIES FUND               U.S. GOVERNMENT FUNDS
                       SHARES                        INDEX AVERAGE
11/30/06                4.81%                            3.96%
11/30/07                4.66%                            4.12%
11/30/08                4.53%                            3.88%
11/30/09                4.01%                            3.26%
11/30/10                3.68%                            2.58%
11/30/11                3.48%                            2.17%
11/30/12                2.96%                            1.82%
11/30/13                2.78%                            1.52%
11/30/14                2.69%                            1.71%
11/30/15                2.40%                            1.37%

                                   [END CHART]

The 12-month dividend yield is computed by dividing net investment income dividends paid during the previous 12 months by the latest adjusted month-end net asset value. The yields quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles. The net asset value is adjusted for a portion of the capital gains, if any, distributed during the previous nine months. The graph represents data for periods ending 11/30/06 through 11/30/15.

The Lipper Intermediate U.S. Government Funds Index Average is an average performance level of all intermediate U.S. government funds, reported by Lipper Inc., an independent organization that monitors the performance of mutual funds.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                        BARCLAYS U.S. AGGREGATE
            LIPPER INTERMEDIATE         GOVERNMENT INTERMEDIATE         USAA GOVERNMENT
              U.S. GOVERNMENT              & MORTGAGE-BACKED            SECURITIES FUND
                FUNDS INDEX                 SECURITIES INDEX                SHARES
11/30/05        $10,000.00                    $10,000.00                  $10,000.00
12/31/05         10,077.55                     10,080.82                   10,118.17
01/31/06         10,082.33                     10,098.43                   10,147.20
02/28/06         10,101.35                     10,124.33                   10,157.41
03/31/06         10,029.28                     10,063.72                   10,106.55
04/30/06         10,017.96                     10,068.38                   10,060.88
05/31/06         10,016.26                     10,059.06                   10,039.29
06/30/06         10,032.25                     10,078.23                   10,038.00
07/31/06         10,144.59                     10,204.63                   10,172.75
08/31/06         10,271.93                     10,337.25                   10,310.75
09/30/06         10,349.40                     10,410.82                   10,384.90
10/31/06         10,404.67                     10,474.02                   10,456.55
11/30/06         10,506.94                     10,577.63                   10,552.20
12/31/06         10,450.93                     10,543.44                   10,540.39
01/31/07         10,446.46                     10,547.58                   10,534.35
02/28/07         10,590.69                     10,678.65                   10,664.86
03/31/07         10,606.11                     10,706.63                   10,674.34
04/30/07         10,655.76                     10,756.88                   10,726.04
05/31/07         10,562.89                     10,695.23                   10,666.74
06/30/07         10,539.54                     10,676.06                   10,609.36
07/31/07         10,659.87                     10,773.45                   10,685.24
08/31/07         10,799.90                     10,910.74                   10,812.13
09/30/07         10,877.80                     10,990.71                   10,874.11
10/31/07         10,957.86                     11,083.01                   10,975.02
11/30/07         11,226.71                     11,306.96                   11,195.49
12/31/07         11,219.36                     11,340.62                   11,203.58
01/31/08         11,484.19                     11,573.59                   11,397.48
02/29/08         11,542.17                     11,625.96                   11,455.93
03/31/08         11,565.84                     11,693.85                   11,496.89
04/30/08         11,493.58                     11,636.87                   11,481.79
05/31/08         11,365.78                     11,557.78                   11,408.87
06/30/08         11,397.12                     11,572.01                   11,415.34
07/31/08         11,381.17                     11,587.38                   11,411.40
08/31/08         11,482.00                     11,709.41                   11,516.10
09/30/08         11,473.92                     11,784.95                   11,590.64
10/31/08         11,354.15                     11,713.94                   11,444.98
11/30/08         11,795.71                     12,149.98                   11,823.93
12/31/08         12,132.28                     12,383.06                   12,014.64
01/31/09         11,997.34                     12,330.72                   12,021.28
02/28/09         12,133.65                     12,362.16                   12,101.17
03/31/09         12,218.47                     12,535.50                   12,278.72
04/30/09         12,117.14                     12,515.36                   12,296.37
05/31/09         12,210.47                     12,510.41                   12,325.24
06/30/09         12,112.04                     12,503.78                   12,329.76
07/31/09         12,168.82                     12,584.67                   12,447.77
08/31/09         12,468.69                     12,666.86                   12,534.55
09/30/09         12,534.37                     12,754.74                   12,599.33
10/31/09         12,638.56                     12,817.73                   12,676.89
11/30/09         12,752.96                     12,978.63                   12,806.87
12/31/09         12,526.26                     12,770.30                   12,672.19
01/31/10         12,730.79                     12,938.42                   12,807.08
02/28/10         12,754.27                     12,976.54                   12,832.40
03/31/10         12,759.73                     12,941.33                   12,845.37
04/30/10         12,907.53                     13,026.24                   12,927.79
05/31/10         13,040.18                     13,176.41                   13,082.87
06/30/10         13,253.55                     13,337.46                   13,201.45
07/31/10         13,369.58                     13,444.20                   13,322.26
08/31/10         13,573.95                     13,529.82                   13,324.10
09/30/10         13,599.57                     13,523.75                   13,287.94
10/31/10         13,641.06                     13,613.12                   13,419.49
11/30/10         13,553.41                     13,559.63                   13,407.41
12/31/10         13,344.09                     13,428.65                   13,359.06
01/31/11         13,350.32                     13,452.02                   13,370.53
02/28/11         13,351.87                     13,452.19                   13,412.47
03/31/11         13,359.25                     13,467.35                   13,427.21
04/30/11         13,513.34                     13,607.47                   13,575.77
05/31/11         13,700.35                     13,759.03                   13,722.06
06/30/11         13,665.34                     13,760.56                   13,736.43
07/31/11         13,877.54                     13,914.00                   13,842.77
08/31/11         14,156.06                     14,113.33                   14,002.97
09/30/11         14,288.60                     14,143.36                   14,003.53
10/31/11         14,237.54                     14,130.48                   14,025.03
11/30/11         14,276.14                     14,166.98                   14,075.94
12/31/11         14,404.78                     14,253.65                   14,155.12
01/31/12         14,504.13                     14,319.62                   14,174.83
02/29/12         14,453.49                     14,293.75                   14,170.10
03/31/12         14,368.31                     14,263.12                   14,190.99
04/30/12         14,544.65                     14,375.14                   14,266.39
05/31/12         14,709.18                     14,447.71                   14,304.44
06/30/12         14,687.59                     14,445.41                   14,313.80
07/31/12         14,829.25                     14,544.90                   14,416.52
08/31/12         14,844.57                     14,556.11                   14,427.36
09/30/12         14,847.49                     14,568.81                   14,457.46
10/31/12         14,830.48                     14,545.15                   14,421.78
11/30/12         14,878.62                     14,562.90                   14,429.28
12/31/12         14,834.09                     14,557.64                   14,430.86
01/31/13         14,745.69                     14,494.37                   14,377.87
02/28/13         14,816.47                     14,549.18                   14,424.44
03/31/13         14,822.79                     14,566.13                   14,428.99
04/30/13         14,919.77                     14,636.16                   14,475.50
05/31/13         14,683.64                     14,454.18                   14,253.29
06/30/13         14,475.98                     14,327.88                   14,130.05
07/31/13         14,469.04                     14,331.31                   14,077.90
08/31/13         14,391.12                     14,277.64                   14,054.04
09/30/13         14,521.79                     14,425.57                   14,186.89
10/31/13         14,594.98                     14,499.49                   14,262.97
11/30/13         14,562.11                     14,455.35                   14,254.48
12/31/13         14,446.89                     14,365.28                   14,187.12
01/31/14         14,637.35                     14,531.95                   14,363.16
02/28/14         14,677.46                     14,571.22                   14,425.59
03/31/14         14,635.49                     14,518.81                   14,372.00
04/30/14         14,719.27                     14,608.69                   14,462.31
05/31/14         14,831.53                     14,741.61                   14,567.56
06/30/14         14,832.94                     14,749.27                   14,585.15
07/31/14         14,798.40                     14,689.15                   14,529.45
08/31/14         14,898.57                     14,800.99                   14,648.39
09/30/14         14,849.61                     14,762.78                   14,622.18
10/31/14         14,946.22                     14,884.37                   14,713.73
11/30/14         15,037.95                     14,969.67                   14,788.92
12/31/14         15,036.30                     14,959.24                   14,775.49
01/31/15         15,319.05                     15,146.43                   14,924.13
02/28/15         15,163.34                     15,064.32                   14,896.02
03/31/15         15,244.16                     15,133.01                   14,971.77
04/30/15         15,216.03                     15,128.41                   14,957.44
05/31/15         15,188.31                     15,131.02                   14,972.45
06/30/15         15,077.88                     15,046.52                   14,898.47
07/31/15         15,174.93                     15,122.57                   14,927.31
08/31/15         15,167.58                     15,132.92                   14,926.14
09/30/15         15,274.97                     15,234.66                   15,013.93
10/31/15         15,241.94                     15,212.88                   14,981.55
11/30/15         15,197.65                     15,176.25                   14,947.53

                                   [END CHART]

                     Data from 11/30/05 through 11/30/15.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Government Securities Fund Shares to the following benchmarks:

o The unmanaged Lipper Intermediate U.S. Government Funds Index is considered representative of intermediate U.S. government funds.

o The unmanaged Barclays U.S. Aggregate Government Intermediate & Mortgage-Backed Securities Index consists of intermediate U.S. Treasury and Agency unsecured notes and securities backed by pools of mortgages issued by U.S. Government Agencies, GNMA, Fannie Mae, or Freddie Mac.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Intermediate U.S. Government Funds Index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

8  | USAA GOVERNMENT SECURITIES FUND

================================================================================

USAA GOVERNMENT SECURITIES FUND INSTITUTIONAL SHARES (INSTITUTIONAL SHARES)* (Ticker Symbol: UIGSX)


--------------------------------------------------------------------------------
                                                                     11/30/15
--------------------------------------------------------------------------------

Net Assets (in Millions)                                          $103.2 Million
Net Asset Value Per Share                                             $9.92


--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURN AS OF 11/30/15
--------------------------------------------------------------------------------
                           SINCE INCEPTION 8/07/15**

                                     0.49%


--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/15
--------------------------------------------------------------------------------
                           SINCE INCEPTION 8/07/15**

                                     0.19%


--------------------------------------------------------------------------------
                                 30-DAY SEC YIELD*** AS OF 11/30/15
--------------------------------------------------------------------------------

   UNSUBSIDIZED                2.07%                  SUBSIDIZED       2.31%


--------------------------------------------------------------------------------
                                        EXPENSE RATIOS****
--------------------------------------------------------------------------------

   BEFORE REIMBURSEMENT        0.69%          AFTER REIMBURSEMENT       0.45%


THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The Institutional Shares commenced operations on August 7, 2015.

**Total returns for periods of less than one year are not annualized. This return is cumulative.

***Calculated as prescribed by the Securities and Exchange Commission.

****The expense ratios are reported in the Fund's prospectus dated October 1, 2015, and are based on estimated expenses for the current fiscal year. USAA Asset Management Company (the Manager) has agreed, through October 1, 2016, to make payments or waive management, administration, and other fees so that the total annual operating expenses of the Institutional Shares (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 0.45% of the Institutional Shares' average net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund's Board of Trustees and may be changed or terminated by the Manager at any time after October 1, 2016. If the total annual operating expense ratio of the Institutional Shares is lower than 0.45%, the Institutional Shares will operate at the lower expense ratio. These estimated expense ratios may differ from the expense ratios disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds).

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

                           o CUMULATIVE PERFORMANCE COMPARISON o

                        [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                       USAA GOVERNMENT     BARCLAYS U.S. AGGREGATE
                       SECURITIES FUND            GOVERNMENT             LIPPER INTERMEDIATE
                        INSTITUTIONAL      INTERMEDIATE & MORTGAGE-        U.S. GOVERNMENT
                           SHARES          BACKED SECURITIES INDEX           FUNDS INDEX
07/31/15                $10,000.00                $10,000.00                $10,000.00
08/31/15                 10,023.74                 10,006.84                  9,995.16
09/30/15                 10,083.47                 10,074.12                 10,065.92
10/31/15                 10,060.97                 10,059.71                 10,044.16
11/30/15                 10,048.84                 10,035.49                 10,014.97

                                        [END CHART]

                            Data from 7/31/15 through 11/30/15.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Government Securities Fund Institutional Shares to the Fund's benchmarks listed above (see page 8 for benchmark definitions).

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Intermediate U.S. Government Funds Index reflects the fees and expenses of the underlying funds included in the index.

*The performance of the Lipper Intermediate U.S. Government Funds Index and Barclays U.S. Aggregate Government Intermediate & Mortgage-Backed Securities Index is calculated from the end of the month, July 31, 2015, while the inception date of the Institutional Shares is August 7, 2015. There may be a slight variation of performance numbers because of this difference.
================================================================================

10  | USAA GOVERNMENT SECURITIES FUND

================================================================================

USAA GOVERNMENT SECURITIES FUND ADVISER SHARES (ADVISER SHARES)
(Ticker Symbol: UAGNX)

---------------------------------------------------------------------------------------------------
                                                               11/30/15                  5/31/15
---------------------------------------------------------------------------------------------------
Net Assets (in Millions)                                     $5.1 Million              $5.1 Million
Net Asset Value Per Share                                       $9.91                     $10.04

---------------------------------------------------------------------------------------------------
                            AVERAGE ANNUAL TOTAL RETURNS AS OF 11/30/15
---------------------------------------------------------------------------------------------------
   5/31/15-11/30/15*                 1 YEAR           5 YEARS            SINCE INCEPTION 8/01/10
        -0.28%                        0.94%            1.80%                      1.79%

---------------------------------------------------------------------------------------------------
                            AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/15
---------------------------------------------------------------------------------------------------
      1 YEAR                                 5 YEARS                     SINCE INCEPTION 8/01/10
      0.70%                                   1.83%                               1.70%

---------------------------------------------------------------------------------------------------
                                 30-DAY SEC YIELD** AS OF 11/30/15
---------------------------------------------------------------------------------------------------
   UNSUBSIDIZED                1.71%                                     SUBSIDIZED       2.01%

---------------------------------------------------------------------------------------------------
                                  EXPENSE RATIOS AS OF 5/31/15***
---------------------------------------------------------------------------------------------------
   BEFORE REIMBURSEMENT        1.05%                            AFTER REIMBURSEMENT       0.75%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Total returns for periods of less than one year are not annualized. This return is cumulative.

**Calculated as prescribed by the Securities and Exchange Commission.

***The expense ratios represent the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated October 1, 2015, and are calculated as a percentage of average net assets. USAA Asset Management Company (the Manager) has agreed, through October 1, 2016, to make payments or waive management, administration, and other fees so that the total annual operating expenses of the Adviser Shares (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 0.75% of the Adviser Shares' average net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund's Board of Trustees and may be changed or terminated by the Manager at any time after October 1, 2016. If the total annual operating expense ratio of the Adviser Shares is lower than 0.75%, the Adviser Shares will operate at the lower expense ratio. These expense ratios may differ from the expense ratios disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

================================================================================

                                                       INVESTMENT OVERVIEW |  11

================================================================================

                     o 12-MONTH DIVIDEND YIELD COMPARISON* o

                 [CHART OF 12-MONTH DIVIDEND YIELD COMPARISON*]

                                                                           LIPPER
                                   USAA GOVERNMENT                      INTERMEDIATE
                                     SECURITIES                       U.S. GOVERNMENT
                                FUND ADVISER SHARES                  FUNDS INDEX AVERAGE
11/30/11                                3.00%                               2.17%
11/30/12                                2.49%                               1.82%
11/30/13                                2.30%                               1.52%
11/30/14                                2.38%                               1.71%
11/30/15                                2.16%                               1.37%

                                   [END CHART]

The 12-month dividend yield is computed by dividing net investment income dividends paid during the previous 12 months by the latest adjusted month-end net asset value. The yields quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles. The net asset value is adjusted for a portion of the capital gains, if any, distributed during the previous nine months. The graph represents data for periods ending 11/30/11 through 11/30/15.

The Lipper Intermediate U.S. Government Funds Index Average is an average performance level of all intermediate U.S. government funds, reported by Lipper Inc., an independent organization that monitors the performance of mutual funds.

*Adviser Shares commenced operations on August 1, 2010.

================================================================================

12  | USAA GOVERNMENT SECURITIES FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                           BARCLAYS U.S. AGGREGATE
                                                GOVERNMENT
                   LIPPER INTERMEDIATE         INTERMEDIATE &        USAA GOVERNMENT
                     U.S. GOVERNMENT          MORTGAGE-BACKED        SECURITIES FUND
                      FUNDS INDEX            SECURITIES INDEX         ADVISER SHARES
07/31/10              $10,000.00              $10,000.00              $10,000.00
08/31/10               10,152.86               10,063.69               10,006.39
09/30/10               10,172.02               10,059.17                9,975.26
10/31/10               10,203.06               10,125.65               10,060.12
11/30/10               10,137.50               10,085.86               10,056.88
12/31/10                9,980.93                9,988.44               10,006.51
01/31/11                9,985.59               10,005.82               10,011.35
02/28/11                9,986.75               10,005.94               10,049.04
03/31/11                9,992.27               10,017.22               10,056.04
04/30/11               10,107.52               10,121.45               10,153.21
05/31/11               10,247.41               10,234.18               10,258.35
06/30/11               10,221.22               10,235.32               10,274.98
07/31/11               10,379.94               10,349.44               10,350.32
08/31/11               10,588.26               10,497.72               10,465.83
09/30/11               10,687.40               10,520.05               10,451.75
10/31/11               10,649.21               10,510.47               10,473.71
11/30/11               10,678.07               10,537.62               10,507.48
12/31/11               10,774.29               10,602.09               10,561.89
01/31/12               10,848.61               10,651.16               10,562.30
02/29/12               10,810.73               10,631.91               10,564.77
03/31/12               10,747.02               10,609.13               10,575.77
04/30/12               10,878.91               10,692.45               10,627.78
05/31/12               11,001.98               10,746.43               10,652.08
06/30/12               10,985.83               10,744.72               10,644.34
07/31/12               11,091.78               10,818.72               10,716.39
08/31/12               11,103.25               10,827.06               10,729.75
09/30/12               11,105.42               10,836.50               10,748.14
10/31/12               11,092.71               10,818.90               10,706.73
11/30/12               11,128.71               10,832.11               10,707.96
12/31/12               11,095.41               10,828.19               10,715.26
01/31/13               11,029.28               10,781.13               10,671.59
02/28/13               11,082.23               10,821.91               10,702.24
03/31/13               11,086.95               10,834.51               10,690.88
04/30/13               11,159.49               10,886.60               10,721.07
05/31/13               10,982.88               10,751.25               10,551.70
06/30/13               10,827.55               10,657.30               10,466.68
07/31/13               10,822.36               10,659.85               10,423.85
08/31/13               10,764.08               10,619.93               10,402.02
09/30/13               10,861.81               10,729.96               10,496.66
10/31/13               10,916.56               10,784.94               10,549.12
11/30/13               10,891.98               10,752.11               10,539.03
12/31/13               10,805.79               10,685.12               10,474.85
01/31/14               10,948.25               10,809.09               10,611.95
02/28/14               10,978.25               10,838.30               10,656.61
03/31/14               10,946.86               10,799.32               10,605.06
04/30/14               11,009.52               10,866.17               10,670.78
05/31/14               11,093.49               10,965.04               10,745.36
06/30/14               11,094.55               10,970.74               10,754.16
07/31/14               11,068.71               10,926.02               10,720.20
08/31/14               11,143.63               11,009.21               10,793.59
09/30/14               11,107.01               10,980.78               10,781.59
10/31/14               11,179.27               11,071.22               10,847.04
11/30/14               11,247.89               11,134.67               10,889.61
12/31/14               11,246.66               11,126.91               10,877.63
01/31/15               11,458.14               11,266.15               10,985.06
02/28/15               11,341.68               11,205.08               10,973.02
03/31/15               11,402.13               11,256.17               11,026.18
04/30/15               11,381.09               11,252.74               11,013.06
05/31/15               11,360.36               11,254.69               11,021.89
06/30/15               11,277.76               11,191.84               10,954.43
07/31/15               11,350.35               11,248.40               10,973.69
08/31/15               11,344.85               11,256.10               10,981.89
09/30/15               11,425.17               11,331.77               11,044.49
10/31/15               11,400.47               11,315.57               11,018.51
11/30/15               11,367.34               11,288.33               10,991.43

                                   [END CHART]

                      Data from 7/31/10 through 11/30/15.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Government Securities Fund Adviser Shares to the Fund's benchmarks listed above (see page 8 for benchmark definitions).

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Intermediate U.S. Government Funds Index reflects the fees and expenses of the underlying funds included in the index.

*The performance of the Lipper Intermediate U.S. Government Funds Index and Barclays U.S. Aggregate Government Intermediate & Mortgage-Backed Securities Index is calculated from the end of the month, July 31, 2010, while the inception date of the Adviser Shares is August 1, 2010. There may be a slight variation of performance numbers because of this difference.

================================================================================

                                                       INVESTMENT OVERVIEW |  13

================================================================================

                         o ASSET ALLOCATION - 11/30/15 o

                         [PIE CHART OF ASSET ALLOCATION]

30-YEAR FIXED-RATE SINGLE-FAMILY MORTGAGES*                                39.6%
COLLATERIZED MORTGAGE OBLIGATIONS                                           6.5%
COMMERCIAL MORTGAGE-BACKED SECURITIES                                      26.4%
U.S. TREASURY SECURITIES-NOTES                                             15.0%
MONEY MARKET INSTRUMENTS                                                    1.3%
MUNICIPAL BONDS                                                             4.2%
ASSET-BACKED SECURITIES                                                     2.4%
15-YEAR FIXED-RATE SINGLE-FAMILY MORTGAGES*                                 4.4%

                                   [END CHART]

*Combined in the Portfolio of Investments under Mortgage-Backed Pass-Through Securities, Single-Family.

Percentages are of the net assets of the Fund and may not equal 100%.

You will find a complete list of securities that the Fund owns on pages 15-20.

================================================================================

14  | USAA GOVERNMENT SECURITIES FUND

================================================================================

PORTFOLIO OF INVESTMENTS

November 30, 2015 (unaudited)

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                            COUPON                                VALUE
(000)        SECURITY                                              RATE             MATURITY            (000)
-------------------------------------------------------------------------------------------------------------
             ASSET-BACKED SECURITIES (2.4%)
             ASSET-BACKED FINANCING (2.4%)
$    3,550   Navient Student Loan Trust                           0.73%(a)           6/25/2031     $    3,391
     5,227   Nelnet Student Loan Trust                            0.58(a)            6/25/2041          4,743
     5,000   SLM Student Loan Trust                               0.87(a)            6/26/2028          4,814
                                                                                                   ----------
                                                                                                       12,948
                                                                                                   ----------
             Total Asset-Backed Securities (cost: $13,037)                                             12,948
                                                                                                   ----------

             U.S. GOVERNMENT AGENCY ISSUES (76.9%)(b)
             MORTGAGE-BACKED PASS-THROUGH SECURITIES, SINGLE-FAMILY (44.0%)
         5   Fannie Mae(+)                                        6.50              10/01/2016              5
        46   Fannie Mae(+)                                        6.50              12/01/2016             46
        26   Fannie Mae(+)                                        6.00               2/01/2017             27
     3,041   Fannie Mae(+)                                        3.50               5/01/2021          3,198
     4,653   Fannie Mae(+)                                        3.00               2/01/2027          4,836
     7,767   Fannie Mae(+)                                        3.00               2/01/2027          8,073
     1,399   Fannie Mae(+)                                        5.00              12/01/2035          1,544
       579   Fannie Mae(+)                                        5.50              11/01/2037            648
       820   Fannie Mae(+)                                        6.00               5/01/2038            929
     3,502   Fannie Mae(+)                                        4.00               8/01/2039          3,718
     5,669   Fannie Mae(+)                                        3.50               1/01/2042          5,886
     9,217   Fannie Mae(+)                                        3.50               5/01/2042          9,570
       225   Freddie Mac(+)                                       5.00               1/01/2021            238
     1,127   Freddie Mac(+)                                       5.50              12/01/2035          1,273
     2,942   Freddie Mac(+)                                       4.00               9/01/2040          3,125
     8,878   Freddie Mac(+)                                       3.50               5/01/2042          9,217
     7,016   Freddie Mac(+)                                       3.00               6/01/2042          7,056
       136   Government National Mortgage Assn. I                 6.00              12/15/2016            138
       412   Government National Mortgage Assn. I                 5.50              12/15/2018            428
        15   Government National Mortgage Assn. I                 8.50               6/15/2021             16
        18   Government National Mortgage Assn. I                 9.00               7/15/2021             18
         7   Government National Mortgage Assn. I                 8.50               7/15/2022              7
       603   Government National Mortgage Assn. I                 6.00               8/15/2022            647
        51   Government National Mortgage Assn. I                 8.00               6/15/2023             56
     1,207   Government National Mortgage Assn. I                 4.50               5/15/2024          1,288
     1,245   Government National Mortgage Assn. I                 4.50               9/15/2024          1,335
     1,451   Government National Mortgage Assn. I                 4.50               9/15/2024          1,523

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                           COUPON                                 VALUE
(000)        SECURITY                                             RATE              MATURITY            (000)
-------------------------------------------------------------------------------------------------------------
$      927   Government National Mortgage Assn. I                 4.50%             10/15/2024     $      993
     1,136   Government National Mortgage Assn. I                 4.50              10/15/2024          1,218
        58   Government National Mortgage Assn. I                 7.00               4/15/2027             59
       231   Government National Mortgage Assn. I                 7.00               5/15/2027            272
       132   Government National Mortgage Assn. I                 8.00               5/15/2027            144
       117   Government National Mortgage Assn. I                 7.50               2/15/2028            138
       502   Government National Mortgage Assn. I                 6.00               4/15/2028            581
       137   Government National Mortgage Assn. I                 6.50               5/15/2028            157
        83   Government National Mortgage Assn. I                 6.50               5/15/2028             96
        10   Government National Mortgage Assn. I                 6.75               5/15/2028             12
        50   Government National Mortgage Assn. I                 7.00               6/15/2028             51
       125   Government National Mortgage Assn. I                 6.50               7/15/2028            143
        16   Government National Mortgage Assn. I                 7.00               7/15/2028             17
        61   Government National Mortgage Assn. I                 7.00               8/15/2028             67
        45   Government National Mortgage Assn. I                 7.00               8/15/2028             51
        55   Government National Mortgage Assn. I                 6.50               9/15/2028             63
        95   Government National Mortgage Assn. I                 7.00               9/15/2028            105
       115   Government National Mortgage Assn. I                 6.00              11/15/2028            131
       215   Government National Mortgage Assn. I                 6.50              11/15/2028            247
        16   Government National Mortgage Assn. I                 6.50               1/15/2029             19
        34   Government National Mortgage Assn. I                 6.50               1/15/2029             39
       193   Government National Mortgage Assn. I                 6.00               2/15/2029            220
        27   Government National Mortgage Assn. I                 7.50               3/15/2029             33
        49   Government National Mortgage Assn. I                 7.50               4/15/2029             54
       426   Government National Mortgage Assn. I                 7.00               5/15/2029            484
       484   Government National Mortgage Assn. I                 7.00               6/15/2029            551
       264   Government National Mortgage Assn. I                 6.00               7/15/2029            306
        22   Government National Mortgage Assn. I                 7.50              10/15/2029             23
       123   Government National Mortgage Assn. I                 7.50              10/15/2029            143
        84   Government National Mortgage Assn. I                 8.00               7/15/2030             89
        26   Government National Mortgage Assn. I                 8.00               9/15/2030             30
        23   Government National Mortgage Assn. I                 7.50              12/15/2030             27
        31   Government National Mortgage Assn. I                 7.50               1/15/2031             36
       353   Government National Mortgage Assn. I                 6.50               3/15/2031            405
        45   Government National Mortgage Assn. I                 7.00               8/15/2031             46
       109   Government National Mortgage Assn. I                 7.00               9/15/2031            129
       410   Government National Mortgage Assn. I                 6.50              10/15/2031            470
       122   Government National Mortgage Assn. I                 7.00              10/15/2031            139
        38   Government National Mortgage Assn. I                 7.50              11/15/2031             43
       280   Government National Mortgage Assn. I                 6.50               1/15/2032            321
       384   Government National Mortgage Assn. I                 6.00               5/15/2032            442
        48   Government National Mortgage Assn. I                 7.00               6/15/2032             53
       216   Government National Mortgage Assn. I                 7.00               7/15/2032            251

================================================================================

16  | USAA GOVERNMENT SECURITIES FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                           COUPON                                 VALUE
(000)        SECURITY                                             RATE              MATURITY            (000)
-------------------------------------------------------------------------------------------------------------
$      499   Government National Mortgage Assn. I                 6.50%              8/15/2032     $      598
     1,369   Government National Mortgage Assn. I                 6.50               9/15/2032          1,588
     1,271   Government National Mortgage Assn. I                 6.00               1/15/2033          1,471
       477   Government National Mortgage Assn. I                 6.00               2/15/2033            555
       410   Government National Mortgage Assn. I                 6.00               7/15/2033            476
       411   Government National Mortgage Assn. I                 6.00               9/15/2033            478
     3,924   Government National Mortgage Assn. I                 5.50              10/15/2033          4,480
     1,628   Government National Mortgage Assn. I                 5.50              12/15/2033          1,828
       833   Government National Mortgage Assn. I                 5.50               7/15/2034            947
     1,982   Government National Mortgage Assn. I                 5.50              10/15/2035          2,231
       521   Government National Mortgage Assn. I                 6.00               3/15/2037            605
       407   Government National Mortgage Assn. I                 6.00               9/15/2037            471
     1,276   Government National Mortgage Assn. I                 5.50               3/15/2038          1,430
     2,121   Government National Mortgage Assn. I                 5.50               4/15/2038          2,408
       819   Government National Mortgage Assn. I                 6.00               5/15/2038            925
       883   Government National Mortgage Assn. I                 6.00               5/15/2038          1,020
       583   Government National Mortgage Assn. I                 6.00               9/15/2038            663
       847   Government National Mortgage Assn. I                 6.00              10/15/2038            965
     1,032   Government National Mortgage Assn. I                 6.00              12/15/2038          1,175
       733   Government National Mortgage Assn. I                 5.00               2/15/2039            805
     4,967   Government National Mortgage Assn. I                 5.50               6/15/2039          5,569
     7,048   Government National Mortgage Assn. I                 4.50               9/15/2039          7,686
     4,711   Government National Mortgage Assn. I                 4.50              11/15/2039          5,156
     6,637   Government National Mortgage Assn. I                 4.50              12/15/2039          7,260
    20,616   Government National Mortgage Assn. I                 4.50               2/15/2040         22,547
     4,420   Government National Mortgage Assn. I                 4.50               3/15/2040          4,788
     4,611   Government National Mortgage Assn. I                 4.50               6/15/2040          4,986
     2,393   Government National Mortgage Assn. I                 4.00               7/15/2040          2,545
     4,951   Government National Mortgage Assn. I                 4.50               7/15/2040          5,345
     2,464   Government National Mortgage Assn. I                 4.00               8/15/2040          2,623
     5,698   Government National Mortgage Assn. I                 4.00               9/15/2040          6,060
     5,037   Government National Mortgage Assn. I                 4.50               1/15/2041          5,454
        17   Government National Mortgage Assn. II                8.00              12/20/2022             18
     2,919   Government National Mortgage Assn. II                4.50               4/20/2024          3,124
       373   Government National Mortgage Assn. II                8.00               8/20/2030            459
       388   Government National Mortgage Assn. II                7.00               9/20/2030            471
       246   Government National Mortgage Assn. II                6.00               3/20/2031            285
        74   Government National Mortgage Assn. II                7.50               4/20/2031             91
       130   Government National Mortgage Assn. II                6.50               5/20/2031            154
       100   Government National Mortgage Assn. II                6.50               7/20/2031            119
       266   Government National Mortgage Assn. II                6.50               8/20/2031            312
       411   Government National Mortgage Assn. II                6.50               4/20/2032            482
       384   Government National Mortgage Assn. II                6.50               6/20/2032            445

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                           COUPON                                 VALUE
(000)        SECURITY                                             RATE              MATURITY            (000)
-------------------------------------------------------------------------------------------------------------
$      613   Government National Mortgage Assn. II                6.00%              8/20/2032     $      702
       533   Government National Mortgage Assn. II                6.00               9/20/2032            608
       519   Government National Mortgage Assn. II                5.50               4/20/2033            585
     1,860   Government National Mortgage Assn. II                5.00               5/20/2033          2,062
     2,341   Government National Mortgage Assn. II                5.00               7/20/2033          2,599
       537   Government National Mortgage Assn. II                6.00              10/20/2033            604
       471   Government National Mortgage Assn. II                6.00              12/20/2033            521
     1,743   Government National Mortgage Assn. II                6.00               2/20/2034          1,995
     1,745   Government National Mortgage Assn. II                5.50               3/20/2034          1,967
     1,718   Government National Mortgage Assn. II                6.00               3/20/2034          1,992
     1,376   Government National Mortgage Assn. II                5.00               6/20/2034          1,525
     1,195   Government National Mortgage Assn. II                6.50               8/20/2034          1,403
     1,071   Government National Mortgage Assn. II                6.00               9/20/2034          1,220
     3,021   Government National Mortgage Assn. II                6.00              10/20/2034          3,459
       359   Government National Mortgage Assn. II                6.00              11/20/2034            401
     6,326   Government National Mortgage Assn. II                5.50               2/20/2035          7,114
     5,463   Government National Mortgage Assn. II                5.50               4/20/2035          6,152
     2,681   Government National Mortgage Assn. II                5.50               7/20/2035          3,016
     3,495   Government National Mortgage Assn. II                5.00               9/20/2035          3,875
     1,124   Government National Mortgage Assn. II                6.00               5/20/2036          1,266
     1,339   Government National Mortgage Assn. II                5.50               1/20/2037          1,501
     1,064   Government National Mortgage Assn. II                5.00               2/20/2037          1,160
     4,298   Government National Mortgage Assn. II                4.00              11/20/2040          4,606
                                                                                                   ----------
                                                                                                      235,174
                                                                                                   ----------
             COLLATERALIZED MORTGAGE OBLIGATIONS (6.5%)
     7,458   Fannie Mae(+)                                        1.50               7/25/2027          7,173
     3,188   Fannie Mae(+)                                        1.38               9/25/2027          3,083
     3,024   Fannie Mae(+)                                        1.50               9/25/2027          2,925
     2,955   Fannie Mae(+)                                        1.50               9/25/2027          2,842
     3,121   Fannie Mae(+)                                        1.50              10/25/2027          2,997
       667   Fannie Mae(+)                                        5.00              11/25/2032            679
     2,566   Fannie Mae(+)                                        0.52(a)            4/25/2035          2,572
     2,866   Fannie Mae(+)                                        0.52(a)            8/25/2037          2,877
     4,536   Freddie Mac(+)                                       2.00               9/15/2026          4,569
     1,842   Freddie Mac(+)                                       0.50(a)            3/15/2036          1,842
     3,316   Freddie Mac(+)                                       0.75(a)           10/15/2041          3,359
                                                                                                   ----------
                                                                                                       34,918
                                                                                                   ----------
             COMMERCIAL MORTGAGE-BACKED SECURITIES (26.4%)
     8,622   Fannie Mae(+)                                        2.01               7/01/2019          8,713
     2,074   Fannie Mae(+)                                        2.05               7/01/2019          2,099
     3,000   Fannie Mae(+)                                        1.65               9/25/2019          3,010
     7,867   Fannie Mae(+)                                        1.50               1/01/2020          7,757

================================================================================

18  | USAA GOVERNMENT SECURITIES FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                           COUPON                                 VALUE
(000)        SECURITY                                             RATE              MATURITY            (000)
-------------------------------------------------------------------------------------------------------------
$   10,327   Fannie Mae(+)                                        1.58%              1/01/2020     $   10,215
    10,000   Fannie Mae(+)                                        2.63               9/01/2021         10,186
    22,170   Fannie Mae(+)                                        2.42              11/01/2022         22,212
     8,265   Fannie Mae(+)                                        2.50               4/01/2023          8,311
     2,151   Fannie Mae(+)                                        2.54               5/01/2023          2,146
     2,356   Fannie Mae(+)                                        2.71               6/25/2025          2,350
     8,500   Freddie Mac(+)                                       2.22              12/25/2018          8,622
     4,422   Freddie Mac(+)                                       1.69               4/25/2022          4,425
     4,000   Freddie Mac(+)                                       2.72               6/25/2022          4,086
     3,000   Freddie Mac(+)                                       2.36               7/25/2022          3,005
    10,000   Freddie Mac(+)                                       2.31               8/25/2022          9,982
     5,000   Freddie Mac(+)                                       2.51              11/25/2022          5,029
     5,000   Freddie Mac(+)                                       2.64               1/25/2023          5,069
     3,000   Freddie Mac(+)                                       3.32               2/25/2023          3,171
     3,000   Freddie Mac(+)                                       3.39               3/25/2024          3,176
     3,000   Freddie Mac(+)                                       3.02               1/25/2025          3,064
    10,000   Freddie Mac(+)                                       3.28               6/25/2025         10,369
     4,000   Freddie Mac(+)                                       3.01               7/25/2025          4,071
                                                                                                   ----------
                                                                                                      141,068
                                                                                                   ----------
             Total U.S. Government Agency Issues (cost: $395,669)                                     411,160
                                                                                                   ----------

             U.S. TREASURY SECURITIES (15.0%)

             NOTES (15.0%)
     8,000   0.50%, 6/30/2016                                                                           8,002
     3,000   0.75%, 1/15/2017                                                                           3,000
     7,500   0.88%, 1/31/2017                                                                           7,510
    10,000   1.88%, 8/31/2017                                                                          10,172
    13,000   0.63%, 9/30/2017                                                                          12,936
     5,000   0.75%, 10/31/2017                                                                          4,983
     7,000   0.88%, 1/31/2018                                                                           6,979
    10,000   1.00%, 9/15/2018                                                                           9,948
     3,000   2.00%, 2/15/2022                                                                           3,019
     5,000   2.25%, 11/15/2024                                                                          5,024
     4,000   2.00%, 2/15/2025                                                                           3,929
     4,500   2.13%, 5/15/2025                                                                           4,462
                                                                                                   ----------
                                                                                                       79,964
                                                                                                   ----------
             Total U.S. Treasury Securities (cost: $80,227)                                            79,964
                                                                                                   ----------

             MUNICIPAL BONDS (4.2%)

             AIRPORT/PORT (1.0%)
     5,000   Port Auth. of New York & New Jersey                  2.53              10/15/2020          5,057
                                                                                                   ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                            COUPON                                VALUE
(000)        SECURITY                                              RATE             MATURITY            (000)
-------------------------------------------------------------------------------------------------------------
             GENERAL OBLIGATION (3.2%)
$    5,000   State of California                                  1.75%             11/01/2017       $  5,067
     5,000   State of Connecticut                                 2.92               8/01/2023          5,050
     3,000   State of Texas                                       2.83              10/01/2025          2,967
     4,000   State of Texas                                       3.01              10/01/2026          3,986
                                                                                                     --------
                                                                                                       17,070
                                                                                                     --------
             Total Municipal Bonds (cost: $22,017)                                                     22,127
                                                                                                     --------
             MONEY MARKET INSTRUMENTS (1.3%)

             REPURCHASE AGREEMENTS (1.3%)
     7,186   Credit Agricole Corp. Inv. Bank, 0.11%, acquired
               11/30/2015 and due on 12/01/2015 at $7,186
               (collateralized by $3,810 of Fannie Mae(+),(b),
               2.43% - 2.62%, due 7/1/2033-10/1/2037; $255,685 of Freddie
               Mac(+),(b), 1.60%-6.31%, due 4/1/2023-11/1/2042;
               combined market value $7,330) (cost: $7,186)                                             7,186
                                                                                                     --------

             TOTAL INVESTMENTS (COST: $518,136)                                                      $533,385
                                                                                                     ========

-------------------------------------------------------------------------------------------------------------
($ IN 000s)                                              VALUATION HIERARCHY
-------------------------------------------------------------------------------------------------------------
                                           (LEVEL 1)           (LEVEL 2)        (LEVEL 3)
                                       QUOTED PRICES   OTHER SIGNIFICANT      SIGNIFICANT
                                   IN ACTIVE MARKETS          OBSERVABLE     UNOBSERVABLE
ASSETS                          FOR IDENTICAL ASSETS              INPUTS           INPUTS               TOTAL
-------------------------------------------------------------------------------------------------------------
Asset-Backed Securities                      $     -            $ 12,948               $-            $ 12,948
U.S. Government Agency Issues                      -             411,160                -             411,160
U.S. Treasury Securities                      79,964                   -                -              79,964
Municipal Bonds                                    -              22,127                -              22,127
Money Market Instruments:
  Repurchase Agreements                            -               7,186                -               7,186
-------------------------------------------------------------------------------------------------------------
Total                                        $79,964            $453,421               $-            $533,385
-------------------------------------------------------------------------------------------------------------

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

For the period of June 1, 2015, through November 30, 2015, there were no transfers of securities between levels. The Fund's policy is to recognize any transfers into and out of the levels as of the beginning of the period in which the event or circumstance that caused the transfer occurred.

================================================================================

20  | USAA GOVERNMENT SECURITIES FUND

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

November 30, 2015 (unaudited)

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets.

o   CATEGORIES AND DEFINITIONS

    ASSET-BACKED AND COMMERCIAL MORTGAGE-BACKED SECURITIES - Asset-backed securities represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets. Commercial mortgage-backed securities reflect an interest in, and are secured by, mortgage loans on commercial real property. These securities represent ownership in a pool of loans and are divided into pieces (tranches) with varying maturities. The stated final maturity of such securities represents the date the final principal payment will be made for the last outstanding loans in the pool. The weighted average life is the average time for principal to be repaid, which is calculated by assuming prepayment rates of the underlying loans. The weighted average life is likely to be substantially shorter than the stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments. Stated interest rates on commercial mortgage-backed securities may change slightly over time as underlying mortgages pay down.

    COLLATERALIZED MORTGAGE OBLIGATIONS (CMOs) - Collateralized mortgage obligations are debt obligations of a legal entity that are fully collateralized by a portfolio of mortgages or mortgage-related securities. CMOs are

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  21

================================================================================

    issued in multiple classes (tranches), with specific adjustable or fixed interest rates, varying maturities, and must be fully retired no later than its final distribution date. The cash flow from the underlying mortgages is used to pay off each tranche separately. CMOs are designed to provide investors with more predictable maturities than regular mortgage securities but such maturities can be difficult to predict because of the effect of prepayments.

o   SPECIFIC NOTES

    (a) Variable-rate or floating-rate security - interest rate is adjusted periodically. The interest rate disclosed represents the rate at November 30, 2015.

    (b) U.S. government agency issues - Mortgage-backed securities issued by certain U.S. Government Sponsored Enterprises (GSEs) such as the Government National Mortgage Association (GNMA or Ginnie Mae) and certain other U.S. government guaranteed securities are supported by the full faith and credit of the U.S. government. Securities issued by other GSEs, such as Freddie Mac (Federal Home Loan Mortgage Corporation or FHLMC) and Fannie Mae (Federal National Mortgage Association or
        FNMA), indicated with a "+", are supported only by the right of the GSE to borrow from the U.S. Treasury, the discretionary authority of the U.S. government to purchase the GSEs' obligations, or only by the credit of the issuing agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U.S. Treasury. In September of 2008, the U.S. Treasury placed Fannie Mae and Freddie Mac under conservatorship and appointed the Federal Housing Finance Agency (FHFA) to act as conservator and oversee their daily operations. In addition, the U.S. Treasury entered into purchase agreements with Fannie Mae and Freddie Mac to provide them with capital in exchange for senior preferred stock. While these arrangements are intended to ensure that Fannie Mae and Freddie Mac can continue to meet their obligations, it is possible that actions by the U.S. Treasury, FHFA, or others could adversely impact the value of the Fund's investments in securities issued by Fannie Mae and Freddie Mac.

    See accompanying notes to financial statements.

================================================================================

22  | USAA GOVERNMENT SECURITIES FUND

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

November 30, 2015 (unaudited)

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (cost of $518,136)                                     $533,385
   Receivables:
       Capital shares sold                                                                                128
       USAA Asset Management Company (Note 6C)                                                              4
       Interest                                                                                         1,444
                                                                                                     --------
           Total assets                                                                               534,961
                                                                                                     --------
LIABILITIES
   Payables:
       Capital shares redeemed                                                                            267
       Dividends on capital shares                                                                         95
   Accrued management fees                                                                                 71
   Accrued transfer agent's fees                                                                           11
   Other accrued expenses and payables                                                                     77
                                                                                                     --------
           Total liabilities                                                                              521
                                                                                                     --------
              Net assets applicable to capital shares outstanding                                    $534,440
                                                                                                     ========
NET ASSETS CONSIST OF:
   Paid-in capital                                                                                   $520,755
   Undistributed net investment income                                                                      5
   Accumulated net realized loss on investments                                                        (1,569)
   Net unrealized appreciation of investments                                                          15,249
                                                                                                     --------
              Net assets applicable to capital shares outstanding                                    $534,440
                                                                                                     ========
   Net asset value, redemption price, and offering price per share:
       Fund Shares (net assets of $426,161/42,986 shares outstanding)                                $   9.91
                                                                                                     ========
       Institutional Shares (net assets of $103,226/10,411 shares outstanding)                       $   9.92
                                                                                                     ========
       Adviser Shares (net assets of $5,053/510 shares outstanding)                                  $   9.91
                                                                                                     ========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  23

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Six-month period ended November 30, 2015 (unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME
     Interest income                                                                                 $ 6,575
                                                                                                     -------
EXPENSES
     Management fees                                                                                     396
     Administration and servicing fees:
         Fund Shares                                                                                     322
         Institutional Shares*                                                                            20
         Adviser Shares                                                                                    4
     Transfer agent's fees:
         Fund Shares                                                                                     277
         Institutional Shares*                                                                            20
     Distribution and service fees (Note 6E):
         Adviser Shares                                                                                    6
     Custody and accounting fees:
         Fund Shares                                                                                      57
         Institutional Shares*                                                                             5
         Adviser Shares                                                                                    1
     Postage:
         Fund Shares                                                                                      17
     Shareholder reporting fees:
         Fund Shares                                                                                      15
     Trustees' fees                                                                                       13
     Registration fees:
         Fund Shares                                                                                      23
         Institutional Shares*                                                                            12
         Adviser Shares                                                                                   12
     Professional fees                                                                                    46
     Other                                                                                                 7
                                                                                                     -------
              Total expenses                                                                           1,253
     Expenses reimbursed:
         Institutional Shares*                                                                            (2)
         Adviser Shares                                                                                   (9)
                                                                                                     -------
         Net expenses                                                                                  1,242
                                                                                                     -------
NET INVESTMENT INCOME                                                                                  5,333
                                                                                                     -------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS
     Net realized loss                                                                                   (26)
     Change in net unrealized appreciation/(depreciation)                                             (6,123)
                                                                                                     -------
              Net realized and unrealized loss                                                        (6,149)
                                                                                                     -------
     Decrease in net assets resulting from operations                                                $  (816)
                                                                                                     =======

*Institutional Shares commenced operations on August 7, 2015.

See accompanying notes to financial statements.

================================================================================

24  | USAA GOVERNMENT SECURITIES FUND

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Six-month period ended November 30, 2015 (unaudited), and year ended
May 31, 2015

--------------------------------------------------------------------------------

                                                                        11/30/2015                  5/31/2015
-------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                                $  5,333                     $ 11,248
   Net realized gain (loss) on investments                                   (26)                          16
   Change in net unrealized appreciation/(depreciation)
       of investments                                                     (6,123)                       1,177
                                                                        -------------------------------------
   Increase (decrease) in net assets resulting from operations              (816)                      12,441
                                                                        -------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
       Fund Shares                                                        (4,888)                     (11,252)
       Institutional Shares*                                                (450)                           -
       Adviser Shares                                                        (52)                        (115)
                                                                        -------------------------------------
            Distributions to shareholders                                 (5,390)                     (11,367)
                                                                        -------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
CAPITAL SHARE TRANSACTIONS (NOTE 5)
   Fund Shares                                                            (3,733)                     (17,328)
   Institutional Shares*                                                 103,840                            -
   Adviser Shares                                                              2                          (59)
                                                                        -------------------------------------
       Total net increase (decrease) in net assets from capital
            share transactions                                           100,109                      (17,387)
                                                                        -------------------------------------
   Net increase (decrease) in net assets                                  93,903                      (16,313)
NET ASSETS
   Beginning of period                                                   440,537                      456,850
                                                                        -------------------------------------
   End of period                                                        $534,440                     $440,537
                                                                        =====================================
Undistributed net investment income:
   End of period                                                        $      5                     $     62
                                                                        =====================================

*Institutional Shares commenced operations on August 7, 2015.

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  25

================================================================================

NOTES TO FINANCIAL STATEMENTS

November 30, 2015 (unaudited)

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 54 separate funds. Additionally, the Fund qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this semiannual report pertains only to the USAA Government Securities Fund (the
Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is to provide investors a high level of current income consistent with preservation of principal.

The Fund consists of three classes of shares: Government Securities Fund Shares (Fund Shares), Government Securities Fund Adviser Shares (Adviser Shares), and effective August 7, 2015, a new share class designated Government Securities Fund Institutional Shares (Institutional Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, distribution and service (12b-1) fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class's relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to all classes. The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments,

================================================================================

26  | USAA GOVERNMENT SECURITIES FUND

================================================================================

foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds). The Adviser Shares permit investors to purchase shares through financial intermediaries, including banks, broker-dealers, insurance companies, investment advisers, plan sponsors, and financial professionals that provide various administrative and distribution services.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board. The Service uses an evaluated mean between quoted bid and asked

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  27

================================================================================

        prices or the last sales price to value a security when, in the Service's judgment, these prices are readily available and are representative of the security's market value. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions.

    2. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

    3.  Repurchase agreements are valued at cost.

    4. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's net asset value (NAV) to be more reliable than it otherwise would be.

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments

================================================================================

28  | USAA GOVERNMENT SECURITIES FUND

================================================================================

    is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes. Level 2 securities include asset-backed securities, U.S. government agency issues, and municipal bonds valued based on methods discussed in Note 1A1, and repurchase agreements valued at cost, which approximates fair value.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

D. INVESTMENTS IN SECURITIES - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Interest income is recorded daily on the accrual basis. Premiums and discounts are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities.

E. REPURCHASE AGREEMENTS - The Fund may enter into repurchase agreements with commercial banks or recognized security dealers pursuant to the terms of a Master Repurchase Agreement. A repurchase agreement is an arrangement wherein the Fund purchases securities and the seller agrees to repurchase the securities at an agreed upon time and at an agreed upon price. The purchased securities are marked-to-market daily to

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS  | 29

================================================================================

    ensure their value is equal to or in excess of the purchase price plus accrued interest and are held by the Fund, either through its regular custodian or through a special "tri-party" custodian that maintains separate accounts for both the Fund and its counterparty, until maturity of the repurchase agreement. Master Repurchase Agreements typically contain netting provisions, which provide for the net settlement of all transactions and collateral with the Fund through a single payment in the event of default or termination. Repurchase agreements are subject to credit risk, and the Fund's Manager monitors the creditworthiness of sellers with which the Fund may enter into repurchase agreements.

    Investments in repurchase agreements as presented on the Portfolio of Investments are not net settlement amounts but gross. At November 30, 2015, the value of the related collateral exceeded the value of the repurchase agreements, reducing the net settlement amount to zero. Details on the collateral are included on the Portfolio of Investments.

F. SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS - Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a delayed-delivery or when-issued basis may increase the volatility of the Fund's NAV to the extent that the Fund makes such purchases while remaining substantially fully invested.

G. EXPENSES PAID INDIRECTLY - Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the six-month period ended November 30, 2015, there were no custodian and other bank credits.

H. REDEMPTION FEES - Adviser Shares held in the Fund less than 60 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed or exchanged shares. All redemption fees paid will be accounted for by

================================================================================

30  | USAA GOVERNMENT SECURITIES FUND

================================================================================

    the Fund as an addition to paid in capital. For the six-month period ended November 30, 2015, the Adviser Shares did not charge any redemption fees.

I. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

J. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR).

The USAA Funds that are party to the loan agreement are assessed facility fees by CAPCO in the amount of 9.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2015, the maximum annual facility fee was 7.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the USAA Funds based on their respective average net assets for the period.

The USAA Funds may request an optional increase of the committed loan agreement up to $750 million. If the USAA Funds increase the committed loan agreement above the $500 million, the assessed facility fee by CAPCO will be increased to
10.0 basis points.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  31

================================================================================

For the six-month period ended November 30, 2015, the Fund paid CAPCO facility fees of $1,000, which represents 0.6% of the total fees paid to CAPCO by the USAA Funds. The Fund had no borrowings under this agreement during the six-month period ended November 30, 2015.

(3) DISTRIBUTIONS

The tax basis of distributions and any accumulated undistributed net investment income will be determined based upon the Fund's tax year-end of May 31, 2016, in accordance with applicable tax law.

Net investment income is accrued daily as dividends and distributed to shareholders monthly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

As of May 31, 2015, the Fund had no capital loss carryforwards, for federal income tax purposes.

For the six-month period ended November 30, 2015, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax positions to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the six-month period ended November 30, 2015, were $140,671,000 and $40,245,000 respectively.

As of November 30, 2015, the cost of securities, including short-term securities, for federal income tax purposes, was approximately the same as that reported in the financial statements.

Gross unrealized appreciation and depreciation of investments as of November 30, 2015, were $17,621,000 and $2,372,000, respectively, resulting in net unrealized appreciation of $15,249,000.

================================================================================

32  | USAA GOVERNMENT SECURITIES FUND

================================================================================

(5) CAPITAL SHARE TRANSACTIONS

At November 30, 2015, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

Capital share transactions for the Institutional Shares resulted from purchases and sales by the affiliated USAA fund-of-funds as well as other persons or legal entities that the Fund may approve from time to time. Capital share transactions for all classes were as follows, in thousands:

                                                         SIX-MONTH
                                                       PERIOD ENDED                        YEAR ENDED
                                                     NOVEMBER 30, 2015                    MAY 31, 2015
-------------------------------------------------------------------------------------------------------------
                                                    SHARES        AMOUNT               SHARES      AMOUNT
                                                    ---------------------------------------------------------
FUND SHARES:
Shares sold                                          3,137      $ 31,247                5,553      $ 55,640
Shares issued from reinvested dividends                443         4,405                1,008        10,107
Shares redeemed                                     (3,957)      (39,385)              (8,293)      (83,075)
                                                    -------------------------------------------------------
Net decrease from capital
  share transactions                                  (377)     $ (3,733)              (1,732)     $(17,328)
                                                    =======================================================
INSTITUTIONAL SHARES
(COMMENCED ON AUGUST 7, 2015):
Shares sold                                         10,369      $103,425                    -      $      -
Shares issued from reinvested dividends                 42           415                    -             -
Shares redeemed                                          -             -                    -             -
                                                    -------------------------------------------------------
Net increase from capital
  share transactions                                10,411      $103,840                    -      $      -
                                                    =======================================================
ADVISER SHARES:
Shares sold                                              -*     $      1                   13      $    128
Shares issued from reinvested dividends                  -*            2                    -*            5
Shares redeemed                                         (-)*          (1)                 (19)**       (192)**
                                                    -------------------------------------------------------
Net increase (decrease) from
  capital share transactions                             -*     $      2                   (6)     $    (59)
                                                    =======================================================

*Represents less than 500 shares.

**Net of redemption fees.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  33

================================================================================

(6) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES- The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund, and for directly managing the day-to-day investment of the Fund's assets, subject to the authority of and supervision by the Board. The Manager is authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the actual day-to-day investment of a portion of the Fund's assets. For the year ended May 31, 2015, the Fund had no subadviser(s).

    The investment management fee for the Fund is comprised of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.125% of its average net assets.

    The performance adjustment is calculated separately for each share class on a monthly basis by comparing each class's performance over the performance period to that of the Lipper Intermediate U.S. Government Funds Index. The Lipper Intermediate U.S. Government Funds Index tracks the total return performance of the 10 largest funds in the Lipper Intermediate U.S. Government Funds category. For the Fund Shares and Adviser Shares, the performance period consists of the current month plus the previous 35 months. The performance period for the Institutional Shares commenced on August 7, 2015, and includes the performance of the Fund Shares for periods prior to August 7, 2015. The following table is utilized to determine the extent of the performance adjustment:

OVER/UNDER PERFORMANCE
RELATIVE TO INDEX                           ANNUAL ADJUSTMENT RATE
(IN BASIS POINTS)(1)                        (IN BASIS POINTS)(1)
------------------------------------------------------------------
+/- 20 to 50                                +/- 4
+/- 51 to 100                               +/- 5
+/- 101 and greater                         +/- 6

    (1)Based on the difference between average annual performance of the relevant share class of the Fund and its relevant index, rounded to the nearest basis point. Average net assets are calculated over a rolling 36-month period.

================================================================================

34  | USAA GOVERNMENT SECURITIES FUND

================================================================================

    Each class's annual performance adjustment rate is multiplied by the average net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

    Under the performance fee arrangement, each class will pay a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Intermediate U.S. Government Funds Index over that period, even if the class had overall negative returns during the performance period.

    For the six-month period ended November 30, 2015, the Fund incurred total management fees, paid or payable to the Manager, of $396,000, which included a performance adjustment for the Fund Shares and Institutional Shares of $99,000, and less than $500, respectively. For the Fund Shares, and Institutional Shares, the performance adjustments were 0.05% and less than 0.01%, respectively. The Adviser Shares had no performance adjustment during the six-month period ended November 30, 2015.

B. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of average net assets of the Fund Shares and Adviser Shares, and 0.10% of average net assets of the Institutional Shares. For the six-month period ended November 30, 2015, the Fund Shares, Institutional Shares, and Adviser Shares incurred administration and servicing fees, paid or payable to the Manager, of $322,000, $20,000, and $4,000, respectively.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  35

================================================================================

    Manager. For the six-month period ended November 30, 2015, the Fund reimbursed the Manager $6,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

C. EXPENSE LIMITATION - The Manager agreed, through October 1, 2016, to limit the total annual operating expenses of the Institutional Shares and Adviser Shares to 0.45% and 0.75%, respectively, of its average net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and to reimburse the Institutional Shares and Adviser Shares for all expenses in excess of that amount. This expense limitation arrangement may not be changed or terminated through October 1, 2016, without approval of the Board, and may be changed or terminated by the Manager at any time after that date. For the six-month period ended November 30, 2015, the Fund incurred reimbursable expenses from the Manager for the Institutional Shares and Adviser Shares of $2,000 and $9,000, respectively, of which $4,000 was receivable from the Manager.

D. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund Shares and Adviser Shares based on an annual charge of $25.50 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for administration and servicing of accounts that are held with such intermediaries. Transfer agent's fees for Institutional Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.10% of the Institutional Shares' average net assets, plus out-of-pocket expenses. For the six-month period ended November 30, 2015, the Fund Shares, Institutional Shares and Adviser Shares incurred transfer agent's fees, paid or payable to SAS, of $277,000, $20,000, and less than $500, respectively.

E. DISTRIBUTION AND SERVICE (12b-1) FEES - The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Adviser Shares. Under the plan, the Adviser Shares pay fees to USAA Investment Management Company, the distributor, for distribution and shareholder

================================================================================

36  | USAA GOVERNMENT SECURITIES FUND

================================================================================

    services. USAA Investment Management Company pays all or a portion of such fees to intermediaries that make the Adviser Shares available for investment by their customers. The fee is accrued daily and paid monthly at an annual rate of 0.25% of the Adviser Shares' average net assets. Adviser Shares are offered and sold without imposition of an initial sales charge or a contingent deferred sales charge. For the six-month period ended November 30, 2015, the Adviser Shares incurred distribution and service (12b-1) fees of $6,000.

F. UNDERWRITING SERVICES - USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no commissions or fees for this service.

(7) TRANSACTIONS WITH AFFILIATES

The Fund offers its Institutional Shares for investment by other USAA funds and is one of 20 USAA mutual funds in which the affiliated USAA fund-of-funds may invest. The USAA fund-of-funds do not invest in the underlying funds for the purpose of exercising management or control. As of November 30, 2015, the USAA fund-of-funds owned the following percentages of the total outstanding shares of the Fund:

AFFILIATED USAA FUND                                                OWNERSHIP %
--------------------------------------------------------------------------------
USAA Target Retirement Income                                           8.3
USAA Target Retirement 2020                                             7.6
USAA Target Retirement 2030                                             2.4

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution. At November 30, 2015, USAA and its affiliates owned 503,000 Institutional Shares and 487,000 Adviser Shares, which represents 4.8% of the Institutional Shares, 95.5% of the Adviser Shares, and 1.8% of the Fund.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  37

================================================================================

(8) FINANCIAL HIGHLIGHTS - FUND SHARES
Per share operating performance for a share outstanding throughout each period is as follows:

                                 SIX-MONTH
                               PERIOD ENDED
                                NOVEMBER 30,                   YEAR ENDED MAY 31,
                               ------------------------------------------------------------------------------
                                   2015          2015          2014          2013          2012          2011
                               ------------------------------------------------------------------------------
Net asset value at
 beginning of period           $  10.04      $  10.02      $  10.08      $  10.40      $  10.30      $  10.19
                               ------------------------------------------------------------------------------
Income (loss) from
 investment operations:
 Net investment income              .11           .25           .28           .29           .33           .38
 Net realized and
   unrealized gain (loss)          (.13)          .03          (.06)         (.32)          .10           .11
                               ------------------------------------------------------------------------------
Total from investment
 operations                        (.02)          .28           .22          (.03)          .43           .49
                               ------------------------------------------------------------------------------
Less distributions from:
 Net investment income             (.11)         (.26)         (.28)         (.29)         (.33)         (.38)
                               ------------------------------------------------------------------------------
Net asset value at
 end of period                 $   9.91      $  10.04      $  10.02      $  10.08      $  10.40      $  10.30
                               ==============================================================================
Total return (%)*                  (.17)         2.78          2.20          (.36)         4.24          4.89
Net assets at end
 of period (000)               $426,161      $435,421      $451,688      $553,495      $641,730      $604,893
Ratios to average
 net assets:**
 Expenses (%)(a)                    .53(b)        .51           .47           .41           .41           .42
 Net investment income (%)         2.25(b)       2.52          2.78          2.77          3.19          3.71
Portfolio turnover (%)                9            15             0            24            20            19

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.

 ** For the six-month period ended November 30, 2015, average net assets were $429,607,000.

(a) Reflects total annual operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares' expenses paid indirectly decreased the expense ratios as follows:
                                      -             -          (.00%)(+)     (.00%)(+)     (.00%)(+)     (.00%)(+)
    (+)Represents less than 0.01% of average net assets.

(b) Annualized. The ratio is not necessarily indicative of 12 months of operations.

================================================================================

38  | USAA GOVERNMENT SECURITIES FUND

================================================================================

(8) FINANCIAL HIGHLIGHTS (CONTINUED) - INSTITUTIONAL SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                   PERIOD ENDED
                                                                    NOVEMBER 30,
                                                                 ---------------
                                                                      2015***
                                                                 ---------------
Net asset value at beginning of period                            $   9.96
                                                                  --------
Income (loss) from investment operations:
  Net investment income                                                .07
  Net realized and unrealized loss                                    (.04)
                                                                  --------
Total from investment operations                                       .03
                                                                  --------
Less distributions from:
  Net investment income                                               (.07)
                                                                  --------
Net asset value at end of period                                  $   9.92
                                                                  ========
Total return (%)*                                                      .49
Net assets at end of period (000)                                 $103,226
Ratios to average net assets:**
  Expenses (%)(a)                                                      .44
  Expenses, excluding reimbursements (%)(a)                            .46
  Net investment income (%)(a)                                        2.21
Portfolio turnover (%)                                                   9

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.

 ** For the six-month period ended November 30, 2015, average net assets were $66,555,000.

*** Institutional Shares commenced operations on August 7, 2015.

(a) Annualized. The ratio is not necessarily indicative of 12 months of operations.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  39

================================================================================

(8) FINANCIAL HIGHLIGHTS (CONTINUED) - ADVISER SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                SIX-MONTH
                               PERIOD ENDED                                                         PERIOD ENDED
                                NOVEMBER 30,                   YEAR ENDED MAY 31,                      MAY 31,
                               ---------------------------------------------------------------------------------
                                   2015          2015          2014          2013          2012          2011***
                               ---------------------------------------------------------------------------------
Net asset value at
 beginning of period             $10.04        $10.01        $10.07        $10.40        $10.29        $10.30
                                 ----------------------------------------------------------------------------
Income (loss) from
 investment operations:
 Net investment income              .10           .22           .24           .24           .28           .27
 Net realized and
   unrealized gain (loss)          (.13)          .04          (.06)         (.33)          .11          (.01)
                                 ----------------------------------------------------------------------------
Total from investment
 operations                        (.03)          .26           .18          (.09)          .39           .26
                                 ----------------------------------------------------------------------------
Less distributions from:
 Net investment income             (.10)         (.23)         (.24)         (.24)         (.28)         (.27)
Redemption fees added
 to beneficial interests              -           .00(a)          -             -             -             -
                                 ----------------------------------------------------------------------------
Net asset value at
 end of period                   $ 9.91        $10.04        $10.01        $10.07        $10.40        $10.29
                                 ============================================================================
Total return (%)*                  (.28)         2.58          1.83          (.94)         3.84          2.58
Net assets at end
 of period (000)                 $5,053        $5,116        $5,162        $5,150        $5,099        $5,047
Ratios to average
 net assets:**
 Expenses (%)(c)                    .75(b)        .80(d)        .84           .90           .90           .90(b)
 Expenses, excluding
   reimbursements (%)(c)           1.09(b)       1.05           .84          1.06          1.15          1.39(b)
 Net investment income (%)         2.03(b)       2.22          2.41          2.28          2.71          3.21(b)
Portfolio turnover (%)                9            15             0            24            20            19

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.

 ** For the six-month period ended November 30, 2015, average net assets were $5,074,000.

*** Adviser Shares commenced operations on August 1, 2010.

(a) Represents less than $0.01 per share.

(b) Annualized. The ratio is not necessarily indicative of 12 months of operations.

(c) Reflects total annual operating expenses of the Adviser Shares before reductions of any expenses paid indirectly. The Adviser Shares' expenses paid indirectly decreased the expense ratios as follows:
                                      -             -          (.00%)(+)     (.00%)(+)     (.00%)(+)     (.00%)(+)
    (+)Represents less than 0.01% of average net assets.

(d) Prior to October 1, 2014, the Manager voluntarily agreed to reimburse the Adviser Shares for expenses in excess of 0.90% of their annual average net assets.

================================================================================

40  | USAA GOVERNMENT SECURITIES FUND

================================================================================

EXPENSE EXAMPLE

November 30, 2015 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, distribution and service (12b-1) fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of June 1, 2015, through November 30, 2015.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to

================================================================================

                                                           EXPENSE EXAMPLE |  41

================================================================================

estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                      EXPENSES PAID
                                         BEGINNING                ENDING             DURING PERIOD**
                                        ACCOUNT VALUE          ACCOUNT VALUE          JUNE 1, 2015 -
                                        JUNE 1, 2015         NOVEMBER 30, 2015      NOVEMBER 30, 2015
                                      -----------------------------------------------------------------
FUND SHARES
Actual                                    $1,000.00             $  998.30                  $2.65
Hypothetical
  (5% return before expenses)              1,000.00              1,022.35                   2.68

INSTITUTIONAL SHARES*
Actual                                     1,000.00              1,004.90                   1.35
Hypothetical
  (5% return before expenses)              1,000.00              1,013.95                   1.36

ADVISER SHARES
Actual                                     1,000.00                997.20                   3.74
Hypothetical
  (5% return before expenses)              1,000.00              1,021.25                   3.79

* Institutional Shares commenced operations on August 7, 2015.

**Expenses are equal to the annualized expense ratio of 0.53% for Fund
  Shares, 0.44% for Institutional Shares, and 0.75% for Adviser Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/366 days for Fund Shares and Adviser Shares (to reflect the one-half-year period) or 112 days/366 days for Institutional Shares (to reflect the current period beginning with the Institutional Shares' inception date). The Fund's actual ending account values are based on its actual total returns of (0.17)% for Fund Shares, 0.49% for Institutional Shares, and (0.28)% for Adviser Shares for the six-month period of June 1, 2015, through November 30, 2015 for the Fund Shares and Adviser Shares, and August 7, 2015, through November 30, 2015, for the Institutional Shares.

================================================================================

42  | USAA GOVERNMENT SECURITIES FUND

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select your mutual fund
AT USAA.COM                          account and either click the link or
                                     select 'I want to...' and select
OR CALL                              the desired action.
(800) 531-USAA (8722)
(210) 531-8722
--------------------------------------------------------------------------------
Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at usaa.com; and (iii) on the SEC's website at http://www.sec.gov. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

       USAA
       9800 Fredericksburg Road                             --------------
       San Antonio, TX 78288                                   PRSRT STD
                                                             U.S. Postage
                                                                 PAID
                                                                 USAA
                                                            --------------

>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]
        USAA        We know what it means to serve.(R)

   =============================================================================
   23414-0116                                (C)2016, USAA. All rights reserved.

   [LOGO OF USAA]
   USAA(R)

                                  [GRAPHIC OF USAA GROWTH AND TAX STRATEGY FUND]

 ==============================================================

       SEMIANNUAL REPORT
       USAA GROWTH AND TAX STRATEGY FUND
       NOVEMBER 30, 2015

 ==============================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"A NEW YEAR IS A GREAT TIME TO REEVALUATE YOUR
INVESTMENT PLAN TO HELP ENSURE YOU ARE STAYING      [PHOTO OF BROOKS ENGLEHARDT]
ON TRACK TOWARD YOUR FINANCIAL GOALS."

--------------------------------------------------------------------------------

JANUARY 2016

The financial markets were volatile during the reporting period ended November 30, 2015, but U.S. stocks, the broad U.S. fixed-income market, and longer-term U.S. Treasury securities had experienced minimal change when the reporting period came to an end. Emerging markets stocks, in contrast, generally suffered losses, while stocks in non-U.S. developed markets also declined, though to a lesser extent.

When the reporting period began in June 2015, Greece was once again in the headlines, as the country's debt problems reemerged and investors speculated about the future of the European Union. During July 2015, market turbulence increased. Worries about China's slow economic growth triggered a steep decline in the Chinese equity market, with many other emerging stock markets falling in a similar fashion. In response, the Chinese authorities surprised many investors by devaluing its currency, which added to investors' existing concerns about the health of the global economy. The result was a broad sell-off in riskier asset classes and a flight to the perceived safety of U.S. Treasury securities.

Meanwhile, a divergence in global economic growth was reflected in the monetary policies being pursued by the world's central banks. Persistent economic weakness outside the United States led many central banks to cut interest rates and boost quantitative easing, resulting in low--and even negative--global interest rates. At the same time, the U.S. economy continued to grow, albeit slowly, and the Federal Reserve (the Fed) strongly signaled that it would begin to raise interest rates for the first time in seven years. As a result, shorter-term U.S. Treasury yields rose during the reporting period, while longer-term U.S. Treasury yields edged up slightly. On December 16, 2015, the Fed raised the target range for the federal funds rate from 0.25% to 0.50%. At USAA Investments, we believe it is less important when the first interest rate increase occurs than how quickly the Fed affects interest rates. We have long believed Fed policymakers are unlikely to raise interest rates rapidly because they will not want to jeopardize the U.S. economy. In addition, there appears to be no pressing reason, such as a higher rate of inflation, for them

================================================================================

================================================================================

to do so. Therefore, the modest interest rate increase in December 2015 is consistent with our outlook.

Also of note during the reporting period was the steady decline in commodities prices. What caused the drop in oil, natural gas, coal, and industrial metals prices? In our opinion, there was no single reason. Certainly, the divergence in global economic growth and central bank monetary policy created uncertainty in the world's commodities markets. But softening global demand and, in the case of energy, an increase in supply were also key factors. In addition, commodities are generally priced in U.S. dollars and the appreciation of the U.S. dollar during the reporting period dampened prices.

A new year is a great time to reevaluate your investment plan to help ensure you are staying on track toward your financial goals. Investors also may want to consider making a 2016 IRA contribution. The sooner investors invest their money, the sooner it can start working for them. For assistance, please feel free to give our financial advisors a call.

Looking ahead, we expect to see continued volatility--at least in the near term--in the financial markets. It's been several years since we've seen this kind of market turbulence, so the events of the reporting period are a helpful reminder that volatility is to be expected from time to time and is normal market behavior. Long-term investors should strive to make decisions based on their long-term objectives, time horizon, and risk tolerance, rather than in response to market turmoil.

On behalf of all of us at USAA Investments, we wish you a happy, healthy, and prosperous year in 2016. Thank you for your continued investment in our family of mutual funds.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. o As interest rates rise, bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened.
o Investments in foreign securities are subject to additional and more diverse risks, including but not limited to currency fluctuations, market illiquidity, and political and economic instability. Foreign investing may result in more rapid and extreme changes in value than investments made exclusively in the securities of U.S. companies. There may be less publicly available information relating to foreign companies than those in the U.S. Foreign securities may also be subject to foreign taxes. Investments made in emerging market countries may be particularly volatile. Economies of emerging market countries are generally less diverse and mature than more developed countries and may have less stable political systems. o Investments provided by USAA Investment Management Company and USAA Financial Advisors Inc., both registered broker dealers, and affiliates.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

FUND OBJECTIVE                                                               1

MANAGERS' COMMENTARY                                                         2

INVESTMENT OVERVIEW                                                          5

FINANCIAL INFORMATION

    Portfolio of Investments                                                10

    Notes to Portfolio of Investments                                       35

    Financial Statements                                                    38

    Notes to Financial Statements                                           41

EXPENSE EXAMPLE                                                             52

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2016, USAA. All rights reserved.

200983-0116

================================================================================

================================================================================

FUND OBJECTIVE

THE USAA GROWTH AND TAX STRATEGY FUND (THE FUND) IS AN ASSET ALLOCATION FUND THAT SEEKS A CONSERVATIVE BALANCE FOR THE INVESTOR BETWEEN INCOME, THE MAJORITY OF WHICH IS EXEMPT FROM FEDERAL INCOME TAX, AND THE POTENTIAL FOR LONG-TERM GROWTH OF CAPITAL TO PRESERVE PURCHASING POWER.

--------------------------------------------------------------------------------

TYPES OF INVESTMENTS

Using preset target ranges, the Fund's strategy is to invest a majority of its assets in tax-exempt bonds and money market instruments and the remainder in blue chip stocks. The Fund is managed with the goal of minimizing the impact of federal income tax to shareholders.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's set rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

                                                             FUND OBJECTIVE |  1

================================================================================

MANAGERS' COMMENTARY ON THE FUND

USAA Asset Management Company                   Northern Trust Investments, Inc.

    JOHN C. BONNELL, CFA                        CHRISTOPHER A. FRONK, CFA
    DALE R. HOFFMAN*                            JACOB C. WEAVER, CFA

--------------------------------------------------------------------------------

o   WHAT WERE THE MARKET CONDITIONS DURING THE REPORTING PERIOD?

    Longer-term municipal bonds generated positive returns during the reporting period ended November 30, 2015, as investors sought higher-yielding securities and continued to invest in municipal securities for their tax advantage. Although longer-term interest rates increased, they remained low by historical standards, encouraging state and local governments to issue debt. Supply increased, though many of the new issues were in the form of refinancing bonds (issued to replace higher-yielding bonds with debt issued at lower interest rates). The new supply was met with strong demand. Municipal bonds also performed well compared to many other asset classes, which experienced significant volatility during the reporting period. The market turbulence was driven by worries about global growth, fueled by China's economic slowdown, and shifting expectations about a potential short-term interest rate hike by the Federal Reserve (the Fed).

    U.S. stocks ended the reporting period relatively unchanged. When the reporting period began in June 2015, stock prices decreased in response to a resurgence of the Greek debt crisis and conflicting signals from the Fed about the direction of its monetary policy. Stocks rebounded in July 2015 as investors favored U.S. equities amid growing concern about global economic conditions and a decline in China's A-share market. (The A-share market is composed of China-based stocks denominated in the Chinese renminbi.) In mid-August 2015, U.S. stocks fell as China's economy slowed and commodities prices dropped, raising new worries about the health of the global economy. The downturn persisted into

    *Effective December 4, 2015 Dale R. Hoffman will be co-managing the Fund.

================================================================================

2  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

    September 2015 as commodities prices fell further and the Fed said it would delay an interest rate hike in response to global growth concerns. In October 2015, market momentum reversed and U.S. stocks generally increased through the end of the reporting period as the Fed and other global central banks maintained their monetary stimulus. Overall, during the reporting period, five of the 10 sectors in the S&P 500(R) Index retreated. Energy posted a loss, followed by smaller declines in the materials and health care sectors. The consumer discretionary sector generated a solid positive return, with the information technology and consumer staples sectors also advancing.

o HOW DID THE USAA GROWTH AND TAX STRATEGY FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

    The Fund had a total return of 1.20% for the reporting period ended November 30, 2015. This compares to a total return of -0.21% for the S&P 500(R) Index (the Index), 2.37% for the Barclays Municipal Bond Index, and 0.40% for the Composite Index.

    USAA Asset Management Company (the Manager) is the Fund's investment adviser. As the investment adviser, the Manager employs dedicated resources to support the research, selection, and monitoring of the Fund's subadviser. Northern Trust Investments, Inc. (NTI) is a subadviser to the Fund. The investment adviser and the subadviser each provide day-to-day discretionary management for a portion of the Fund's assets.

o   HOW DID THE MUNICIPAL BOND PORTION OF THE FUND PERFORM?

    The municipal bond portion of the Fund benefited from our focus on income generation through which we seek to maximize tax-free income without taking undue risk. The long-term income distribution provided by the municipal bond portion of the Fund, not its price appreciation, contributes the majority of its total return. To identify attractive

    Refer to page 7 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

    opportunities, we worked with our in-house team of analysts, who provide independent research on every security we consider for purchase. We select investments on a bond-by-bond basis, using fundamental analysis that emphasizes an issuer's ability and willingness to repay its debt. We strive to use research both to find value and to avoid potential hidden risks. The municipal bond portion of the Fund remains well diversified and we avoid municipal bonds subject to the federal alternative minimum tax for individuals.

o   HOW DID THE EQUITY PORTION OF THE FUND PERFORM?

    During the reporting period, the equity portion of the Fund recorded a negative return close to the -0.21% return of the Index. Because the equity portion of the Fund's sector exposures are similar to those of the Index, the relative strength or weakness of certain sectors did not have an outsized impact on returns during the reporting period.

    In response to the significant market volatility, we sought to reduce "active risk" (the risk that the equity portion of the Fund will not perform in line with the Index because of our efforts to achieve tax efficiency). We accomplished this task by selling select stock positions, and realizing a modest loss for the reporting period. As we reduced risk, we also rebalanced the equity portion of the Fund, selling stocks across a range of sectors and industries with a focus on those that would create the smallest capital gains. Thus, we were able to successfully minimize the negative tax impact of realized capital gains on performance during the reporting period.

    The equity portion of the Fund continued to receive dividend income from its stock holdings. Due to the solid dividend growth of index-listed companies, the Fund maintained a dividend yield similar to prior periods during the reporting period.

    Thank you for your investment in the Fund.

    As interest rates rise, existing bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened. o Diversification is a technique intended to help reduce risk and does not guarantee a profit or prevent a loss.
    o Some income may have been subject to state or local taxes but not the federal alternative minimum tax.

================================================================================

4  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

INVESTMENT OVERVIEW

USAA GROWTH AND TAX STRATEGY FUND (THE FUND)
(Ticker Symbol: USBLX)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                            11/30/15                5/31/15
--------------------------------------------------------------------------------
Net Assets                                $284.0 Million         $283.2 Million
Net Asset Value Per Share                     $17.43                 $17.48

--------------------------------------------------------------------------------
                AVERAGE ANNUAL TOTAL RETURNS AS OF 11/30/15
--------------------------------------------------------------------------------
   5/31/15-11/30/15*           1 YEAR         5 YEARS                10 YEARS
         1.20%                  2.69%          9.42%                   5.57%

--------------------------------------------------------------------------------
                AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/15
--------------------------------------------------------------------------------
       1 YEAR                            5 YEARS                     10 YEARS
        2.20%                             8.98%                        5.47%

--------------------------------------------------------------------------------
   30-DAY SEC YIELD** AS OF 11/30/15             EXPENSE RATIO AS OF 5/31/15***
--------------------------------------------------------------------------------
               1.86%                                          0.84%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Total returns for periods of less than one year are not annualized. This return is cumulative.

**Calculated as prescribed by the Securities and Exchange Commission.

***The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated October 1, 2015, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

================================================================================

                                                        INVESTMENT OVERVIEW |  5

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                                       USAA GROWTH AND TAX    BARCLAYS MUNICIPAL
                S&P 500 INDEX       COMPOSITE INDEX       STRATEGY FUND           BOND INDEX
11/30/05          $10,000.00          $10,000.00           $10,000.00            $10,000.00
12/31/05           10,003.43           10,061.97            10,078.87             10,086.00
01/31/06           10,268.35           10,213.86            10,184.15             10,113.21
02/28/06           10,296.21           10,232.37            10,247.32             10,181.11
03/31/06           10,424.38           10,292.86            10,244.94             10,110.90
04/30/06           10,564.35           10,340.50            10,301.46             10,107.42
05/31/06           10,260.29           10,213.63            10,174.28             10,152.45
06/30/06           10,274.20           10,196.90            10,153.79             10,114.23
07/31/06           10,337.58           10,243.06            10,246.29             10,234.53
08/31/06           10,583.54           10,445.24            10,424.17             10,386.40
09/30/06           10,856.28           10,590.22            10,592.76             10,458.64
10/31/06           11,210.04           10,798.08            10,786.14             10,524.22
11/30/06           11,423.21           10,947.59            10,922.22             10,611.95
12/31/06           11,583.46           10,981.83            10,971.60             10,574.46
01/31/07           11,758.64           11,057.99            11,041.09             10,547.38
02/28/07           11,528.65           11,031.79            10,994.76             10,686.37
03/31/07           11,657.60           11,071.61            11,035.73             10,660.02
04/30/07           12,173.97           11,315.14            11,292.20             10,691.58
05/31/07           12,598.79           11,479.50            11,463.17             10,644.24
06/30/07           12,389.48           11,378.78            11,333.39             10,589.08
07/31/07           12,005.35           11,249.87            11,184.78             10,671.17
08/31/07           12,185.31           11,258.37            11,208.24             10,625.13
09/30/07           12,641.02           11,539.62            11,504.05             10,782.35
10/31/07           12,842.10           11,679.01            11,606.42             10,830.42
11/30/07           12,305.22           11,461.44            11,338.70             10,899.47
12/31/07           12,219.85           11,424.43            11,249.56             10,929.73
01/31/08           11,486.88           11,165.80            10,948.09             11,067.55
02/29/08           11,113.72           10,733.26            10,448.29             10,560.85
03/31/08           11,065.73           10,810.43            10,603.10             10,862.70
04/30/08           11,604.67           11,145.16            10,930.70             10,989.81
05/31/08           11,754.98           11,287.67            11,026.59             11,056.26
06/30/08           10,763.99           10,782.24            10,508.14             10,931.47
07/31/08           10,673.51           10,701.71            10,427.62             10,973.02
08/31/08           10,827.90           10,819.68            10,580.61             11,101.43
09/30/08            9,863.05           10,037.52             9,797.53             10,580.83
10/31/08            8,206.57            9,048.18             8,807.22             10,472.83
11/30/08            7,617.71            8,644.31             8,450.06             10,506.13
12/31/08            7,698.77            8,703.35             8,403.05             10,659.29
01/31/09            7,049.87            8,582.40             8,296.37             11,049.46
02/28/09            6,299.21            8,218.10             8,000.95             11,107.51
03/31/09            6,850.99            8,544.46             8,281.96             11,109.54
04/30/09            7,506.70            9,095.25             8,754.04             11,331.47
05/31/09            7,926.57            9,467.08             9,110.16             11,451.34
06/30/09            7,942.29            9,411.90             9,087.04             11,344.07
07/31/09            8,543.03            9,841.53             9,479.59             11,533.86
08/31/09            8,851.47           10,136.88             9,730.15             11,731.04
09/30/09            9,181.76           10,571.91            10,224.53             12,152.04
10/31/09            9,011.19           10,324.84             9,980.49             11,896.95
11/30/09            9,551.71           10,609.28            10,275.02             11,995.25
12/31/09            9,736.21           10,781.14            10,424.56             12,035.79
01/31/10            9,385.96           10,624.71            10,271.76             12,098.48
02/28/10            9,676.71           10,824.72            10,475.49             12,215.74
03/31/10           10,260.65           11,124.98            10,765.71             12,186.50
04/30/10           10,422.64           11,271.99            10,902.42             12,334.60
05/31/10            9,590.39           10,844.77            10,492.29             12,427.11
06/30/10            9,088.35           10,560.81            10,226.03             12,434.49
07/31/10            9,725.10           10,977.51            10,613.37             12,589.54
08/31/10            9,286.07           10,871.05            10,535.90             12,877.79
09/30/10           10,114.80           11,351.50            10,959.89             12,857.66
10/31/10           10,499.66           11,545.46            11,124.63             12,822.05
11/30/10           10,501.01           11,369.59            10,959.89             12,565.66
12/31/10           11,202.81           11,590.66            11,167.45             12,322.15
01/31/11           11,468.33           11,639.63            11,202.38             12,231.38
02/28/11           11,861.23           11,906.70            11,490.51             12,426.10
03/31/11           11,865.94           11,882.35            11,465.25             12,384.69
04/30/11           12,217.36           12,162.61            11,737.60             12,606.48
05/31/11           12,079.06           12,226.98            11,807.89             12,821.90
06/30/11           11,877.71           12,166.14            11,744.27             12,866.64
07/31/11           11,636.18           12,113.67            11,708.90             12,997.95
08/31/11           11,004.09           11,868.60            11,487.81             13,220.32
09/30/11           10,230.51           11,523.33            11,266.16             13,356.98
10/31/11           11,348.63           12,099.09            11,782.71             13,307.32
11/30/11           11,323.55           12,111.30            11,800.52             13,385.93
12/31/11           11,439.38           12,270.92            11,991.83             13,640.59
01/31/12           11,952.05           12,752.73            12,449.26             13,956.05
02/29/12           12,468.88           13,025.06            12,718.34             13,969.80
03/31/12           12,879.22           13,160.11            12,872.66             13,879.03
04/30/12           12,798.38           13,199.21            12,917.77             14,039.15
05/31/12           12,029.18           12,861.98            12,647.14             14,155.69
06/30/12           12,524.81           13,104.47            12,873.53             14,140.49
07/31/12           12,698.77           13,313.29            13,064.18             14,364.59
08/31/12           12,984.78           13,479.84            13,218.52             14,380.95
09/30/12           13,320.33           13,674.16            13,397.61             14,467.82
10/31/12           13,074.38           13,624.00            13,324.60             14,508.64
11/30/12           13,150.23           13,822.51            13,479.75             14,747.66
12/31/12           13,270.09           13,803.36            13,434.13             14,565.39
01/31/13           13,957.41           14,217.71            13,802.19             14,626.05
02/28/13           14,146.88           14,321.81            13,921.81             14,670.35
03/31/13           14,677.44           14,536.84            14,149.24             14,607.09
04/30/13           14,960.22           14,761.53            14,352.83             14,767.21
05/31/13           15,310.17           14,840.04            14,426.86             14,586.82
06/30/13           15,104.57           14,466.57            14,092.57             14,173.78
07/31/13           15,873.15           14,719.34            14,399.74             14,049.86
08/31/13           15,413.44           14,397.66            14,073.95             13,849.35
09/30/13           15,896.80           14,812.86            14,456.82             14,147.44
10/31/13           16,627.54           15,159.52            14,822.22             14,259.20
11/30/13           17,134.25           15,350.03            15,028.34             14,229.81
12/31/13           17,568.02           15,515.75            15,201.96             14,193.47
01/31/14           16,960.62           15,440.15            15,117.08             14,469.99
02/28/14           17,736.46           15,900.34            15,522.59             14,639.66
03/31/14           17,885.55           15,998.72            15,612.56             14,664.27
04/30/14           18,017.76           16,119.80            15,764.42             14,840.46
05/31/14           18,440.71           16,438.20            16,001.69             15,031.56
06/30/14           18,821.65           16,592.97            16,166.77             15,044.59
07/31/14           18,562.09           16,470.61            16,071.28             15,071.08
08/31/14           19,304.66           16,866.49            16,395.95             15,253.64
09/30/14           19,033.94           16,780.41            16,308.35             15,269.13
10/31/14           19,498.85           16,994.98            16,529.25             15,373.80
11/30/14           20,023.26           17,229.66            16,740.55             15,400.44
12/31/14           19,972.82           17,256.63            16,795.71             15,478.04
01/31/15           19,373.25           17,148.62            16,737.73             15,752.38
02/28/15           20,486.66           17,546.83            17,037.31             15,589.94
03/31/15           20,162.68           17,442.21            16,948.98             15,634.97
04/30/15           20,356.10           17,468.95            16,939.26             15,552.88
05/31/15           20,617.87           17,536.47            16,987.86             15,509.89
06/30/15           20,218.75           17,343.20            16,802.33             15,495.84
07/31/15           20,642.35           17,554.26            17,037.46             15,608.04
08/31/15           19,396.92           17,045.66            16,606.38             15,638.73
09/30/15           18,916.97           16,866.75            16,471.18             15,751.94
10/31/15           20,512.70           17,574.71            17,102.41             15,814.63
11/30/15           20,573.70           17,628.14            17,191.17             15,877.46

                                   [END CHART]

                      Data from 11/30/05 through 11/30/15.

                      See next page for benchmark definitions.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Composite Index reflects the fees and expenses of the underlying funds included in the Composite Index.

================================================================================

6  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

The graph on page 6 illustrates the comparison of a $10,000 hypothetical investment in the USAA Growth and Tax Strategy Fund to the benchmarks listed below. The Manager has developed the Composite Index, which is used to measure the Fund's performance. The custom benchmark was created by the Manager to show how the Fund's performance compares with the return of an index or indexes with similar asset allocations.

o The unmanaged S&P 500(R) Index represents the weighted average performance of a group of 500 widely held, publicly traded stocks.

o The Composite Index is comprised of 51% of the Lipper General Municipal Debt Funds Index and 49% of the Lipper Large-Cap Core Funds Index. The unmanaged Lipper General Municipal Debt Funds Index tracks the total return performance of the 30 largest funds within this category. This category includes funds that invest at least 65% of their assets in municipal debt issues in the top four credit categories. The unmanaged Lipper Large-Cap Core Funds Index tracks the total return performance of the 30 largest funds within this category. This category includes funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P 1500(R) Index. Large-cap core funds have more latitude in the companies in which they invest. These funds have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales growth figure, compared to the S&P 500(R) Index.

o The unmanaged Barclays Municipal Bond Index is a benchmark of total return performance for the long-term, investment-grade, tax-exempt bond market.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

                      o TOP 10 INDUSTRIES - 11/30/15 o
                             (% of Net Assets)

Pharmaceuticals .......................................................... 2.5%
Diversified Banks ........................................................ 2.3%
Technology Hardware, Storage, & Peripherals .............................. 2.0%
Internet Software & Services ............................................. 1.8%
Biotechnology ............................................................ 1.6%
Systems Software ......................................................... 1.5%
Integrated Oil & Gas ..................................................... 1.4%
Aerospace & Defense ...................................................... 1.2%
Industrial Conglomerates ................................................. 1.1%
Data Processing & Outsourced Services .................................... 1.1%

                   o TOP 5 TAX-EXEMPT BONDS - 11/30/15 o
                             (% of Net Assets)

Lewisville ............................................................... 2.2%
Oneida County IDA ........................................................ 1.2%
Rockport ................................................................. 1.1%
Orlando .................................................................. 1.1%
Monterey Peninsula USD ................................................... 0.8%

                   o TOP 5 BLUE CHIP STOCKS - 11/30/15 o
                             (% of Net Assets)

Apple, Inc. .............................................................. 1.6%
Microsoft Corp. .......................................................... 1.1%
Exxon Mobil Corp. ........................................................ 0.8%
General Electric Co. ..................................................... 0.7%
Johnson & Johnson ........................................................ 0.7%

You will find a complete list of securities that the Fund owns on pages 10-34.

================================================================================

8  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

                         o ASSET ALLOCATION - 11/30/15 o

                         [PIE CHART OF ASSET ALLOCATION]

TAX-EXEMPT BONDS                                                           53.0%
BLUE CHIP STOCKS                                                           44.3%
TAX-EXEMPT MONEY MARKET INSTRUMENTS                                         1.4%
EXCHANGE-TRADED FUNDS*                                                      0.5%

                                   [END CHART]

* The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.

  Percentages are of the net assets of the Fund and may not equal 100%.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

PORTFOLIO OF INVESTMENTS

November 30, 2015 (unaudited)

--------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                         MARKET
AMOUNT                                                          COUPON                             VALUE
(000)         SECURITY                                           RATE         MATURITY             (000)
--------------------------------------------------------------------------------------------------------
              TAX-EXEMPT SECURITIES (54.4%)

              TAX-EXEMPT BONDS (53.0%)

              ARIZONA (0.4%)
$  1,000      Student and Academic Service, LLC (INS)            5.00%         6/01/2044     $     1,129
                                                                                             -----------
              CALIFORNIA (4.6%)
   1,200      Jurupa Public Financing Auth.                      5.00          9/01/2042           1,320
   2,000      Monterey Peninsula USD (INS)                       5.50          8/01/2034           2,393
   1,000      State                                              5.00          2/01/2043           1,134
   1,000      State                                              5.00          8/01/2045           1,149
   1,000      Statewide Communities Development Auth. (INS)      5.00         11/15/2049           1,117
   1,000      Sutter Butte Flood Control Agency (INS)            5.00         10/01/2040           1,129
   1,500      Twin Rivers USD (INS)                              5.00          8/01/2040           1,679
   1,000      Val Verde USD (INS)                                5.00          8/01/2044           1,133
   4,435      West Contra Costa USD (INS)                        5.05(a)       8/01/2034           2,081
                                                                                             -----------
                                                                                                  13,135
                                                                                             -----------
              COLORADO (1.7%)
   1,000      Health Facilities Auth.                            5.00         12/01/2042           1,061
   1,000      Health Facilities Auth.                            5.00          6/01/2045           1,072
   2,000      Regional Transportation District                   5.38          6/01/2031           2,284
     500      Univ. of Colorado Hospital Auth. (PRE)             5.00         11/15/2037             511
                                                                                             -----------
                                                                                                   4,928
                                                                                             -----------
              CONNECTICUT (0.1%)
   4,023      Mashantucket (Western) Pequot Tribe, acquired
                7/01/2013-9/30/2015; cost $2,507(b),(c)          6.95(d)       7/01/2031             265
                                                                                             -----------
              DISTRICT OF COLUMBIA (0.4%)
   1,100      District of Columbia                               5.00          7/01/2042           1,174
                                                                                             -----------
              FLORIDA (5.5%)
   1,875      Escambia County Housing Finance Auth. (INS)        5.75          6/01/2031           2,113
   1,000      Halifax Hospital Medical Center                    5.00          6/01/2046           1,074
   1,000      Jacksonville                                       5.00         10/01/2029           1,147
   2,000      Lee County IDA                                     5.00         11/01/2025           2,289
     645      Lee County IDA                                     5.50         10/01/2047             683
   1,300      Miami-Dade County                                  5.00         10/01/2034           1,477
   3,000      Orlando (INS)                                      5.13         11/01/2027           3,124

================================================================================

10  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                         MARKET
AMOUNT                                                          COUPON                             VALUE
(000)         SECURITY                                           RATE         MATURITY             (000)
--------------------------------------------------------------------------------------------------------
$  1,000      Southeast Overtown/Park West Community
                Redevelopment Agency(e)                          5.00%         3/01/2030     $     1,097
   1,505      Tampa-Hillsborough County Expressway Auth.         5.00          7/01/2037           1,667
   1,000      Volusia County Educational Facilities Auth.        5.00         10/15/2045           1,089
                                                                                             -----------
                                                                                                  15,760
                                                                                             -----------
              GEORGIA (0.4%)
   1,000      Fayette County School District (INS)(PRE)          4.95          3/01/2025           1,012
                                                                                             -----------
              GUAM (0.7%)
     750      International Airport Auth. (INS)                  5.50         10/01/2033             853
   1,000      Waterworks Auth.                                   5.50          7/01/2043           1,129
                                                                                             -----------
                                                                                                   1,982
                                                                                             -----------
              ILLINOIS (3.6%)
   1,000      Chicago                                            5.00          1/01/2044           1,069
   1,000      Chicago                                            5.00         11/01/2044           1,066
   1,000      Chicago-O'Hare International Airport (INS)         5.25          1/01/2033           1,137
   1,000      Finance Auth.                                      3.90          3/01/2030           1,031
   2,000      Finance Auth.                                      6.00         10/01/2032           2,392
   1,000      Finance Auth.                                      5.00          8/15/2044           1,079
   1,000      Finance Auth.                                      5.00          5/15/2045           1,083
   1,235      Springfield Metro Sanitary District                5.75          1/01/2053           1,432
                                                                                             -----------
                                                                                                  10,289
                                                                                             -----------
              INDIANA (3.3%)
     500      Ball State Univ.                                   5.00          7/01/2030             564
   1,250      Finance Auth.                                      5.38         11/01/2032           1,374
   1,000      Finance Auth.                                      5.00          2/01/2040           1,084
   1,000      Finance Auth.                                      5.00         10/01/2044           1,058
     550      Health and Educational Facility Financing Auth.    5.25          2/15/2036             553
   1,500      Richmond Hospital Auth.                            5.00          1/01/2039           1,669
   3,000      Rockport (INS)                                     4.63          6/01/2025           3,125
                                                                                             -----------
                                                                                                   9,427
                                                                                             -----------
              KANSAS (0.9%)
   1,000      Coffeyville (INS)(e)                               5.00          6/01/2042           1,048
   1,250      Wyandotte County/Kansas City                       5.00          9/01/2044           1,391
                                                                                             -----------
                                                                                                   2,439
                                                                                             -----------
              KENTUCKY (0.4%)
   1,000      Economic Dev. Finance Auth. (INS)                  6.00         12/01/2033           1,089
                                                                                             -----------
              LOUISIANA (2.3%)
     985      Local Government Environmental Facilities and
                Community Dev. Auth. (INS)                       6.55          9/01/2025           1,092
   2,000      Parish of St. John the Baptist                     5.13          6/01/2037           2,059

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  11

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                         MARKET
AMOUNT                                                          COUPON                             VALUE
(000)         SECURITY                                           RATE         MATURITY             (000)
--------------------------------------------------------------------------------------------------------
$  1,000      Public Facilities Auth. (INS)                      5.25%         6/01/2051     $     1,088
   1,000      Shreveport (INS)                                   5.00         12/01/2039           1,105
   1,000      Tobacco Settlement Financing Corp.                 5.25          5/15/2035           1,114
                                                                                             -----------
                                                                                                   6,458
                                                                                             -----------
              MASSACHUSETTS (1.9%)
   1,000      Dev. Finance Agency                                5.00          4/15/2040           1,065
   1,000      Dev. Finance Agency                                5.25         11/15/2041           1,131
   1,000      Dev. Finance Agency                                5.75          7/15/2043           1,098
   1,000      Dev. Finance Agency                                5.00          7/01/2044           1,081
   1,000      Dev. Finance Agency                                5.50          7/01/2044           1,070
                                                                                             -----------
                                                                                                   5,445
                                                                                             -----------
              MICHIGAN (0.8%)
   1,000      Wayne County Airport Auth.                         5.00         12/01/2044           1,096
   1,000      Wyandotte (INS)                                    5.00         10/01/2044           1,058
                                                                                             -----------
                                                                                                   2,154
                                                                                             -----------
              MINNESOTA (0.4%)
   1,000      Saint Paul Housing and Redevelopment Auth.         5.00         11/15/2044           1,092
                                                                                             -----------
              MISSOURI (0.5%)
   1,270      Health and Educational Facilities Auth.            5.00          8/01/2045           1,326
                                                                                             -----------
              NEBRASKA (0.4%)
   1,000      Douglas County Hospital Auth.                      5.00         11/01/2048           1,100
                                                                                             -----------
              NEW JERSEY (2.0%)
   1,000      EDA                                                5.00          6/15/2029           1,052
   2,000      EDA (PRE)                                          5.00          9/01/2033           2,217
   1,250      South Jersey Transportation Auth.                  5.00         11/01/2039           1,328
   1,000      Transportation Trust Fund Auth.                    5.00          6/15/2044           1,020
                                                                                             -----------
                                                                                                   5,617
                                                                                             -----------
              NEW MEXICO (0.7%)
   1,000      Farmington                                         4.88          4/01/2033           1,015
   1,000      Farmington                                         5.90          6/01/2040           1,102
                                                                                             -----------
                                                                                                   2,117
                                                                                             -----------
              NEW YORK (4.7%)
   1,000      Dormitory Auth. (PRE)                              5.50          5/01/2037           1,152
   1,205      Dormitory Auth. (INS)                              5.50          7/01/2040           1,604
     630      Liberty Dev. Corp.                                 5.25         10/01/2035             753
   1,500      Liberty Dev. Corp.                                 5.50         10/01/2037           1,848
   1,000      MTA                                                5.00         11/15/2042           1,119
   1,000      New York City                                      5.25          8/15/2023           1,108

================================================================================

12  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                         MARKET
AMOUNT                                                          COUPON                             VALUE
(000)         SECURITY                                           RATE         MATURITY             (000)
--------------------------------------------------------------------------------------------------------
$  2,000      New York City Trust for Cultural Resources         5.00%        12/01/2039     $     2,237
   8,455      Oneida County IDA (INS)                            4.65(a)       7/01/2035           3,527
                                                                                             -----------
                                                                                                  13,348
                                                                                             -----------
              OHIO (0.3%)
     750      Southeastern Port Auth. Hospital Facilities        5.00         12/01/2043             763
                                                                                             -----------
              OKLAHOMA (0.5%)
   1,315      Comanche County Hospital Auth.                     5.00          7/01/2032           1,388
                                                                                             -----------
              PENNSYLVANIA (2.6%)
   1,125      Butler County Hospital Auth.                       5.00          7/01/2039           1,228
   1,000      Chester County IDA                                 5.00         10/01/2044           1,046
   1,625      Indiana County Hospital Auth.                      6.00          6/01/2039           1,822
   1,000      Lancaster County Hospital Auth.                    5.00         11/01/2035           1,118
   1,000      Montgomery County IDA                              5.25          1/15/2045           1,073
   1,000      Turnpike Commission                                5.25         12/01/2044           1,119
                                                                                             -----------
                                                                                                   7,406
                                                                                             -----------
              PUERTO RICO (0.3%)
   1,000      Commonwealth (INS)                                 5.00          7/01/2035             969
                                                                                             -----------
              RHODE ISLAND (0.0%)
      50      Housing and Mortgage Finance Corp.                 6.85         10/01/2024              50
                                                                                             -----------
              SOUTH CAROLINA (0.8%)
   2,000      Piedmont Municipal Power Agency (INS)              5.75          1/01/2034           2,363
                                                                                             -----------
              TENNESSEE (0.3%)
   2,000      Knox County Health, Educational and Housing
                Facilities Board                                 5.01(a)       1/01/2035             779
                                                                                             -----------
              TEXAS (10.2%)
   1,000      Central Texas Regional Mobility Auth.              5.00          1/01/2045           1,087
   1,000      Clifton Higher Education Finance Corp. (NBGA)      5.00          8/15/2039           1,129
   2,000      Duncanville ISD (NBGA)                             4.63          2/15/2029           2,015
   2,000      El Paso (INS)                                      4.75          8/15/2033           2,095
   1,000      Harris County Cultural Education Facilities
                Finance Corp.                                    5.00          6/01/2038           1,068
   1,000      Houston                                            5.00          9/01/2039           1,109
   1,000      Houston                                            5.00          9/01/2040           1,108
   1,000      Karnes County Hospital District                    5.00          2/01/2044           1,050
   5,675      Lewisville (INS)                                   5.80          9/01/2025           6,154
   1,500      Manor ISD (NBGA)(PRE)                              5.00          8/01/2037           1,547
   1,000      Matagorda County                                   4.00          6/01/2030           1,027
   1,600      New Hope Cultural Education Facilities
                Finance Corp.                                    5.00          4/01/2047           1,653
   1,000      New Hope Cultural Education Facilities
                Finance Corp.                                    5.00          7/01/2047           1,031

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  13

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                         MARKET
AMOUNT                                                          COUPON                             VALUE
(000)         SECURITY                                           RATE         MATURITY             (000)
--------------------------------------------------------------------------------------------------------
$  1,500      North Texas Tollway Auth.                          5.00%         1/01/2031     $     1,696
   1,000      North Texas Tollway Auth.                          5.00          1/01/2045           1,122
   1,000      San Leanna Education Facilities Corp.              4.75          6/01/2032           1,022
   1,000      Tarrant County Cultural Education Facilities
                Finance Corp.                                    5.00         11/15/2036           1,035
   1,000      Tarrant County Cultural Education Facilities
                Finance Corp.                                    5.00         11/15/2045           1,030
   1,000      Transportation Commission                          5.00          8/15/2042           1,090
                                                                                             -----------
                                                                                                  29,068
                                                                                             -----------
              VIRGINIA (0.4%)
   1,000      Alexandria IDA                                     5.00         10/01/2050           1,081
                                                                                             -----------
              WASHINGTON (0.5%)
   1,500      Economic Dev. Finance Auth. (INS)                  5.00          6/01/2038           1,500
                                                                                             -----------
              WEST VIRGINIA (0.5%)
   1,500      Pleasants County                                   5.25         10/15/2037           1,565
                                                                                             -----------
              WISCONSIN (0.4%)
   1,000      Health and Educational Facilities Auth.            5.25          4/15/2035           1,109
                                                                                             -----------
              WYOMING (0.5%)
   1,250      Laramie County                                     5.00          5/01/2037           1,375
                                                                                             -----------
              Total Tax-Exempt Bonds (cost: $144,748)                                            150,702
                                                                                             -----------

              TAX-EXEMPT MONEY MARKET INSTRUMENTS (1.4%)

              VARIABLE-RATE DEMAND NOTES (1.2%)

              GEORGIA (0.5%)
   1,500      Burke County Dev. Auth.                            0.22          7/01/2049           1,500
                                                                                             -----------
              TEXAS (0.7%)
   1,900      Port of Port Arthur Navigation District            0.18         12/01/2039           1,900
                                                                                             -----------
              Total Variable-Rate Demand Notes (cost: $3,400)                                      3,400
                                                                                             -----------
--------------------------------------------------------------------------------------------------------

NUMBER
OF SHARES
--------------------------------------------------------------------------------------------------------
              MONEY MARKET FUNDS (0.2%)
 509,215      State Street Institutional Tax Free Money Market Fund
                Premier Class, 0.00%(f) (cost: $509)                                                 509
                                                                                             -----------
              Total Tax-Exempt Money Market Instruments (cost: $3,909)                             3,909
                                                                                             -----------
              Total Tax-Exempt Securities (cost: $148,657)                                       154,611
                                                                                             -----------

================================================================================

14  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              EQUITY SECURITIES (44.8%)

              BLUE CHIP STOCKS (44.3%)

              CONSUMER DISCRETIONARY (5.9%)
              -----------------------------
              ADVERTISING (0.1%)
   2,760      Interpublic Group of Companies, Inc.                                           $        64
   1,760      Omnicom Group, Inc.                                                                    130
                                                                                             -----------
                                                                                                     194
                                                                                             -----------
              APPAREL RETAIL (0.3%)
   1,580      Gap, Inc.                                                                               43
   1,668      L Brands, Inc.                                                                         159
   2,808      Ross Stores, Inc.                                                                      146
   5,085      TJX Companies, Inc.                                                                    359
     762      Urban Outfitters, Inc.*                                                                 17
                                                                                             -----------
                                                                                                     724
                                                                                             -----------
              APPAREL, ACCESSORIES & LUXURY GOODS (0.2%)
   1,740      Coach, Inc.                                                                             55
     257      Fossil Group, Inc.*                                                                     10
   2,721      Hanesbrands, Inc.                                                                       84
   1,332      Michael Kors Holdings Ltd.*                                                             57
     550      PVH Corp.                                                                               50
     420      Ralph Lauren Corp.                                                                      52
   1,132      Under Armour, Inc. "A"*                                                                 98
   2,308      VF Corp.                                                                               149
                                                                                             -----------
                                                                                                     555
                                                                                             -----------
              AUTO PARTS & EQUIPMENT (0.2%)
   1,438      BorgWarner, Inc.                                                                        62
   1,970      Delphi Automotive plc                                                                  173
   4,461      Johnson Controls, Inc.                                                                 205
                                                                                             -----------
                                                                                                     440
                                                                                             -----------
              AUTOMOBILE MANUFACTURERS (0.3%)
  26,785      Ford Motor Co.                                                                         384
   8,866      General Motors Co.                                                                     321
                                                                                             -----------
                                                                                                     705
                                                                                             -----------
              AUTOMOTIVE RETAIL (0.2%)
     504      Advance Auto Parts, Inc.                                                                82
     610      AutoNation, Inc.*                                                                       39
     230      AutoZone, Inc.*                                                                        180
   1,390      CarMax, Inc.*                                                                           80
     689      O'Reilly Automotive, Inc.*                                                             182
                                                                                             -----------
                                                                                                     563
                                                                                             -----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              BROADCASTING (0.1%)
   3,847      CBS Corp. "B"                                                                  $       194
     759      Discovery Communications, Inc. "A"*                                                     24
   2,101      Discovery Communications, Inc. "C"*                                                     62
     630      Scripps Networks Interactive "A"                                                        36
   1,870      Tegna, Inc.                                                                             53
                                                                                             -----------
                                                                                                     369
                                                                                             -----------
              CABLE & SATELLITE (0.5%)
   1,489      Cablevision Systems Corp. "A"                                                           45
  15,342      Comcast Corp. "A"                                                                      934
   2,534      Comcast Corp. Special "A"                                                              155
   1,948      Time Warner Cable, Inc.                                                                360
                                                                                             -----------
                                                                                                   1,494
                                                                                             -----------
              CASINOS & GAMING (0.0%)
     463      Wynn Resorts Ltd.                                                                       29
                                                                                             -----------
              COMPUTER & ELECTRONICS RETAIL (0.0%)
   1,976      Best Buy Co., Inc.                                                                      63
     713      GameStop Corp. "A"                                                                      25
                                                                                             -----------
                                                                                                      88
                                                                                             -----------
              CONSUMER ELECTRONICS (0.0%)
     700      Garmin Ltd.                                                                             27
     497      Harman International Industries, Inc.                                                   51
                                                                                             -----------
                                                                                                      78
                                                                                             -----------
              DEPARTMENT STORES (0.1%)
   1,355      Kohl's Corp.                                                                            64
   2,484      Macy's, Inc.                                                                            97
   1,287      Nordstrom, Inc.                                                                         72
                                                                                             -----------
                                                                                                     233
                                                                                             -----------
              DISTRIBUTORS (0.0%)
   1,110      Genuine Parts Co.                                                                      101
                                                                                             -----------
              FOOTWEAR (0.2%)
   4,749      NIKE, Inc. "B"                                                                         628
                                                                                             -----------
              GENERAL MERCHANDISE STORES (0.2%)
   2,060      Dollar General Corp.                                                                   135
   1,568      Dollar Tree, Inc.*                                                                     118
   4,323      Target Corp.                                                                           313
                                                                                             -----------
                                                                                                     566
                                                                                             -----------

================================================================================

16  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              HOME FURNISHINGS (0.1%)
     859      Leggett & Platt, Inc.                                                          $        40
     421      Mohawk Industries, Inc.*                                                                80
                                                                                             -----------
                                                                                                     120
                                                                                             -----------
              HOME IMPROVEMENT RETAIL (0.6%)
   9,142      Home Depot, Inc.                                                                     1,224
   6,603      Lowe's Companies, Inc.                                                                 506
                                                                                             -----------
                                                                                                   1,730
                                                                                             -----------
              HOMEBUILDING (0.1%)
   2,218      D.R. Horton, Inc.                                                                       71
   1,089      Lennar Corp. "A"                                                                        56
   2,360      PulteGroup, Inc.                                                                        46
                                                                                             -----------
                                                                                                     173
                                                                                             -----------
              HOMEFURNISHING RETAIL (0.0%)
   1,357      Bed Bath & Beyond, Inc.*                                                                74
                                                                                             -----------
              HOTELS, RESORTS & CRUISE LINES (0.2%)
   3,058      Carnival Corp.                                                                         154
   1,591      Marriott International, Inc. "A"                                                       113
   1,105      Royal Caribbean Cruises Ltd.                                                           102
     982      Starwood Hotels & Resorts Worldwide, Inc.                                               71
   1,010      Wyndham Worldwide Corp.                                                                 77
                                                                                             -----------
                                                                                                     517
                                                                                             -----------
              HOUSEHOLD APPLIANCES (0.0%)
     520      Whirlpool Corp.                                                                         85
                                                                                             -----------
              HOUSEWARES & SPECIALTIES (0.0%)
   2,180      Newell Rubbermaid, Inc.                                                                 97
                                                                                             -----------
              INTERNET RETAIL (1.0%)
   2,585      Amazon.com, Inc.*                                                                    1,718
     769      Expedia, Inc.                                                                           95
   2,870      Netflix, Inc.*                                                                         354
     360      Priceline Group, Inc.*                                                                 450
     756      TripAdvisor, Inc.*                                                                      62
                                                                                             -----------
                                                                                                   2,679
                                                                                             -----------
              LEISURE PRODUCTS (0.1%)
   1,004      Hasbro, Inc.                                                                            73
   2,013      Mattel, Inc.                                                                            50
                                                                                             -----------
                                                                                                     123
                                                                                             -----------
              MOTORCYCLE MANUFACTURERS (0.0%)
   1,600      Harley-Davidson, Inc.                                                                   78
                                                                                             -----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              MOVIES & ENTERTAINMENT (0.7%)
   5,579      Time Warner, Inc.                                                              $       391
  10,093      Twenty-First Century Fox, Inc. "A"                                                     298
   2,766      Twenty-First Century Fox, Inc. "B"                                                      83
   2,735      Viacom, Inc. "B"                                                                       136
  10,358      Walt Disney Co.                                                                      1,175
                                                                                             -----------
                                                                                                   2,083
                                                                                             -----------
              PUBLISHING (0.0%)
   2,721      News Corp. "A"                                                                          39
                                                                                             -----------
              RESTAURANTS (0.6%)
     196      Chipotle Mexican Grill, Inc.*                                                          114
     842      Darden Restaurants, Inc.                                                                47
   6,204      McDonald's Corp.                                                                       708
  10,260      Starbucks Corp.                                                                        630
   2,820      Yum! Brands, Inc.                                                                      204
                                                                                             -----------
                                                                                                   1,703
                                                                                             -----------
              SPECIALIZED CONSUMER SERVICES (0.0%)
   1,670      H&R Block, Inc.                                                                         61
                                                                                             -----------
              SPECIALTY STORES (0.1%)
     548      Signet Jewelers Ltd.                                                                    72
   4,347      Staples, Inc.                                                                           53
     720      Tiffany & Co.                                                                           57
     837      Tractor Supply Co.                                                                      75
                                                                                             -----------
                                                                                                     257
                                                                                             -----------
              TIRES & RUBBER (0.0%)
   1,619      Goodyear Tire & Rubber Co.                                                              56
                                                                                             -----------
              Total Consumer Discretionary                                                        16,642
                                                                                             -----------
              CONSUMER STAPLES (4.2%)
              -----------------------
              AGRICULTURAL PRODUCTS (0.1%)
   4,306      Archer-Daniels-Midland Co.                                                             157
                                                                                             -----------
              BREWERS (0.0%)
   1,068      Molson Coors Brewing Co. "B"                                                            98
                                                                                             -----------
              DISTILLERS & VINTNERS (0.1%)
   1,051      Brown-Forman Corp. "B"                                                                 108
   1,031      Constellation Brands, Inc. "A"                                                         144
                                                                                             -----------
                                                                                                     252
                                                                                             -----------
              DRUG RETAIL (0.4%)
   7,252      CVS Health Corp.                                                                       683
   6,049      Walgreens Boots Alliance, Inc.                                                         508
                                                                                             -----------
                                                                                                   1,191
                                                                                             -----------

================================================================================

18  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              FOOD DISTRIBUTORS (0.1%)
   4,020      Sysco Corp.                                                                    $       165
                                                                                             -----------
              FOOD RETAIL (0.1%)
   6,668      Kroger Co.                                                                             251
   2,143      Whole Foods Market, Inc.                                                                63
                                                                                             -----------
                                                                                                     314
                                                                                             -----------
              HOUSEHOLD PRODUCTS (0.7%)
     690      Clorox Co.                                                                              86
   5,970      Colgate-Palmolive Co.                                                                  392
   2,360      Kimberly-Clark Corp.                                                                   281
  18,767      Procter & Gamble Co.                                                                 1,405
                                                                                             -----------
                                                                                                   2,164
                                                                                             -----------
              HYPERMARKETS & SUPER CENTERS (0.4%)
   2,908      Costco Wholesale Corp.                                                                 470
  10,372      Wal-Mart Stores, Inc.                                                                  610
                                                                                             -----------
                                                                                                   1,080
                                                                                             -----------
              PACKAGED FOODS & MEAT (0.7%)
   1,381      Campbell Soup Co.                                                                       72
   2,660      ConAgra Foods, Inc.                                                                    109
   4,550      General Mills, Inc.                                                                    263
     910      Hershey Co.                                                                             78
     915      Hormel Foods Corp.                                                                      69
     828      J.M. Smucker Co.                                                                       100
   1,521      Kellogg Co.                                                                            105
     799      Keurig Green Mountain, Inc.                                                             42
   3,990      Kraft Heinz Co.                                                                        294
   1,040      McCormick & Co., Inc.                                                                   89
   1,371      Mead Johnson Nutrition Co.                                                             110
  11,195      Mondelez International, Inc. "A"                                                       489
   1,740      Tyson Foods, Inc. "A"                                                                   87
                                                                                             -----------
                                                                                                   1,907
                                                                                             -----------
              PERSONAL PRODUCTS (0.0%)
   1,480      Estee Lauder Companies, Inc. "A"                                                       125
                                                                                             -----------
              SOFT DRINKS (0.9%)
  27,263      Coca-Cola Co.                                                                        1,162
   1,630      Coca-Cola Enterprises, Inc.                                                             82
   1,290      Dr. Pepper Snapple Group, Inc.                                                         116
     992      Monster Beverage Corp.*                                                                153
  10,284      PepsiCo, Inc.                                                                        1,030
                                                                                             -----------
                                                                                                   2,543
                                                                                             -----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              TOBACCO (0.7%)
  13,663      Altria Group, Inc.                                                             $       787
  10,731      Philip Morris International, Inc.                                                      938
   5,928      Reynolds American, Inc.                                                                274
                                                                                             -----------
                                                                                                   1,999
                                                                                             -----------
              Total Consumer Staples                                                              11,995
                                                                                             -----------
              ENERGY (3.1%)
              -------------
              COAL & CONSUMABLE FUELS (0.0%)
   1,526      CONSOL Energy, Inc.                                                                     12
                                                                                             -----------
              INTEGRATED OIL & GAS (1.4%)
  12,338      Chevron Corp.                                                                        1,127
  28,140      Exxon Mobil Corp.                                                                    2,298
   5,229      Occidental Petroleum Corp.                                                             395
                                                                                             -----------
                                                                                                   3,820
                                                                                             -----------
              OIL & GAS DRILLING (0.0%)
     138      Diamond Offshore Drilling, Inc.                                                          3
   1,820      Ensco plc "A"                                                                           31
     731      Helmerich & Payne, Inc.                                                                 43
   2,533      Transocean Ltd.                                                                         36
                                                                                             -----------
                                                                                                     113
                                                                                             -----------
              OIL & GAS EQUIPMENT & SERVICES (0.5%)
   2,935      Baker Hughes, Inc.                                                                     159
   1,400      Cameron International Corp.*                                                            95
   1,408      FMC Technologies, Inc.*                                                                 48
   5,746      Halliburton Co.                                                                        229
   2,735      National Oilwell Varco, Inc.                                                           102
   8,655      Schlumberger Ltd.                                                                      668
                                                                                             -----------
                                                                                                   1,301
                                                                                             -----------
              OIL & GAS EXPLORATION & PRODUCTION (0.7%)
   3,408      Anadarko Petroleum Corp.                                                               204
   2,928      Apache Corp.                                                                           144
   2,805      Cabot Oil & Gas Corp.                                                                   53
   4,021      Chesapeake Energy Corp.                                                                 21
     595      Cimarex Energy Co.                                                                      71
   9,508      ConocoPhillips                                                                         514
   2,537      Devon Energy Corp.                                                                     117
   3,723      EOG Resources, Inc.                                                                    311
   1,031      EQT Corp.                                                                               59
   1,830      Hess Corp.                                                                             108
   4,581      Marathon Oil Corp.                                                                      80

================================================================================

20  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
   1,141      Murphy Oil Corp.                                                               $        33
   1,091      Newfield Exploration Co.*                                                               42
   2,625      Noble Energy, Inc.                                                                      96
     943      Pioneer Natural Resources Co.                                                          136
   1,125      Range Resources Corp.                                                                   32
   2,609      Southwestern Energy Co.*                                                                23
                                                                                             -----------
                                                                                                   2,044
                                                                                             -----------
              OIL & GAS REFINING & MARKETING (0.3%)
   3,790      Marathon Petroleum Corp.                                                               221
   3,649      Phillips 66                                                                            334
     970      Tesoro Corp.                                                                           112
   3,494      Valero Energy Corp.                                                                    251
                                                                                             -----------
                                                                                                     918
                                                                                             -----------
              OIL & GAS STORAGE & TRANSPORTATION (0.2%)
   2,170      Columbia Pipeline Group                                                                 42
  12,816      Kinder Morgan, Inc.                                                                    302
   1,414      ONEOK, Inc.                                                                             42
   4,554      Spectra Energy Corp.                                                                   119
   4,568      Williams Companies, Inc.                                                               167
                                                                                             -----------
                                                                                                     672
                                                                                             -----------
              Total Energy                                                                         8,880
                                                                                             -----------
              FINANCIALS (7.3%)
              -----------------
              ASSET MANAGEMENT & CUSTODY BANKS (0.6%)
     330      Affiliated Managers Group, Inc.*                                                        59
   1,419      Ameriprise Financial, Inc.                                                             160
   7,561      Bank of New York Mellon Corp.                                                          331
     986      BlackRock, Inc.                                                                        359
   2,500      Franklin Resources, Inc.                                                               105
   3,240      Invesco Ltd.                                                                           109
     750      Legg Mason, Inc.                                                                        33
   1,489      Northern Trust Corp.(g)                                                                112
   2,798      State Street Corp.                                                                     203
   1,970      T. Rowe Price Group, Inc.                                                              150
                                                                                             -----------
                                                                                                   1,621
                                                                                             -----------
              CONSUMER FINANCE (0.4%)
   5,600      American Express Co.                                                                   401
   3,761      Capital One Financial Corp.                                                            295
   3,494      Discover Financial Services                                                            198
   2,650      Navient Corp.                                                                           32
   2,295      Synchrony Financial*                                                                    73
                                                                                             -----------
                                                                                                     999
                                                                                             -----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              DIVERSIFIED BANKS (2.3%)
  73,589      Bank of America Corp.                                                          $     1,283
  20,592      Citigroup, Inc.                                                                      1,114
   1,300      Comerica, Inc.                                                                          60
  25,304      JPMorgan Chase & Co.                                                                 1,687
  12,089      U.S. Bancorp                                                                           531
  32,252      Wells Fargo & Co.                                                                    1,777
                                                                                             -----------
                                                                                                   6,452
                                                                                             -----------
              INSURANCE BROKERS (0.1%)
   1,888      Aon plc                                                                                179
   3,656      Marsh & McLennan Companies, Inc.                                                       202
                                                                                             -----------
                                                                                                     381
                                                                                             -----------
              INVESTMENT BANKING & BROKERAGE (0.4%)
   7,830      Charles Schwab Corp.                                                                   264
   2,079      E*Trade Financial Corp.*                                                                63
   2,750      Goldman Sachs Group, Inc.                                                              523
  10,464      Morgan Stanley                                                                         359
                                                                                             -----------
                                                                                                   1,209
                                                                                             -----------
              LIFE & HEALTH INSURANCE (0.4%)
   2,770      AFLAC, Inc.                                                                            181
   1,769      Lincoln National Corp.                                                                  97
   7,763      MetLife, Inc.                                                                          396
   1,820      Principal Financial Group, Inc.                                                         94
   3,081      Prudential Financial, Inc.                                                             267
   1,113      Torchmark Corp.                                                                         67
   1,250      Unum Group                                                                              46
                                                                                             -----------
                                                                                                   1,148
                                                                                             -----------
              MULTI-LINE INSURANCE (0.3%)
   9,300      American International Group, Inc.                                                     591
     684      Assurant, Inc.                                                                          59
   3,680      Genworth Financial, Inc. "A"*                                                           19
   2,900      Hartford Financial Services Group, Inc.                                                132
   2,091      Loews Corp.                                                                             79
                                                                                             -----------
                                                                                                     880
                                                                                             -----------
              MULTI-SECTOR HOLDINGS (0.6%)
  12,638      Berkshire Hathaway, Inc. "B"*                                                        1,694
   2,025      Leucadia National Corp.                                                                 36
                                                                                             -----------
                                                                                                   1,730
                                                                                             -----------
              PROPERTY & CASUALTY INSURANCE (0.4%)
   1,722      ACE Ltd.                                                                               198
   3,040      Allstate Corp.                                                                         191

================================================================================

22  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
   1,560      Chubb Corp.                                                                    $       204
     970      Cincinnati Financial Corp.                                                              59
   2,257      Progressive Corp.                                                                       70
   2,350      Travelers Companies, Inc.                                                              269
   2,680      XL Group plc                                                                           102
                                                                                             -----------
                                                                                                   1,093
                                                                                             -----------
              REAL ESTATE SERVICES (0.0%)
   1,990      CBRE Group, Inc. "A"*                                                                   75
                                                                                             -----------
              REGIONAL BANKS (0.4%)
   4,893      BB&T Corp.                                                                             189
   5,810      Fifth Third Bancorp                                                                    120
   5,200      Huntington Bancshares, Inc.                                                             61
   6,620      KeyCorp                                                                                 87
     744      M&T Bank Corp.                                                                          93
   1,000      People's United Financial, Inc.                                                         17
   3,534      PNC Financial Services Group, Inc.                                                     337
   9,790      Regions Financial Corp.                                                                 99
   3,560      SunTrust Banks, Inc.                                                                   155
   1,440      Zions Bancorp                                                                           43
                                                                                             -----------
                                                                                                   1,201
                                                                                             -----------
              REITs - HEALTH CARE (0.1%)
   3,128      HCP, Inc.                                                                              111
   2,229      Ventas, Inc.                                                                           119
   2,372      Welltower, Inc.                                                                        150
                                                                                             -----------
                                                                                                     380
                                                                                             -----------
              REITs - HOTEL & RESORT (0.0%)
   5,142      Host Hotels & Resorts, Inc.                                                             85
                                                                                             -----------
              REITs - INDUSTRIAL (0.1%)
   3,421      ProLogis, Inc.                                                                         146
                                                                                             -----------
              REITs - OFFICE (0.1%)
   1,050      Boston Properties, Inc.                                                                131
     660      SL Green Realty Corp.                                                                   78
   1,238      Vornado Realty Trust                                                                   120
                                                                                             -----------
                                                                                                     329
                                                                                             -----------
              REITs - RESIDENTIAL (0.2%)
     998      Apartment Investment & Management Co. "A"                                               38
     897      AvalonBay Communities, Inc.                                                            163
   2,457      Equity Residential                                                                     196
     507      Essex Property Trust, Inc.                                                             117
                                                                                             -----------
                                                                                                     514
                                                                                             -----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  23

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              REITs - RETAIL (0.2%)
   4,318      General Growth Properties, Inc.                                                $       110
   2,670      Kimco Realty Corp.                                                                      70
     894      Macerich Co.                                                                            70
   1,531      Realty Income Corp.                                                                     76
   2,004      Simon Property Group, Inc.                                                             373
                                                                                             -----------
                                                                                                     699
                                                                                             -----------
              REITs - SPECIALIZED (0.4%)
   2,859      American Tower Corp.                                                                   284
   2,213      Crown Castle International Corp.                                                       190
     394      Equinix, Inc.                                                                          117
     280      Four Corners Property Trust*                                                             6
   1,246      Iron Mountain, Inc.                                                                     35
   1,185      Plum Creek Timber Co., Inc.                                                             60
     985      Public Storage                                                                         236
   3,563      Weyerhaeuser Co.                                                                       115
                                                                                             -----------
                                                                                                   1,043
                                                                                             -----------
              SPECIALIZED FINANCE (0.3%)
   2,153      CME Group, Inc.                                                                        210
     760      Intercontinental Exchange, Inc.                                                        198
   1,907      McGraw Hill Financial, Inc.                                                            184
   1,370      Moody's Corp.                                                                          141
     840      NASDAQ OMX Group, Inc.                                                                  49
                                                                                             -----------
                                                                                                     782
                                                                                             -----------
              Total Financials                                                                    20,767
                                                                                             -----------
              HEALTH CARE (6.4%)
              ------------------
              BIOTECHNOLOGY (1.6%)
  11,391      AbbVie, Inc.                                                                           663
   1,557      Alexion Pharmaceuticals, Inc.*                                                         278
   5,207      Amgen, Inc.                                                                            839
   3,673      Baxalta, Inc.                                                                          126
   1,628      Biogen, Inc.*                                                                          467
   5,555      Celgene Corp.*                                                                         608
  10,325      Gilead Sciences, Inc.                                                                1,094
     500      Regeneron Pharmaceuticals, Inc.*                                                       272
   1,886      Vertex Pharmaceuticals, Inc.*                                                          244
                                                                                             -----------
                                                                                                   4,591
                                                                                             -----------
              HEALTH CARE DISTRIBUTORS (0.3%)
   1,410      AmerisourceBergen Corp.                                                                139
   2,310      Cardinal Health, Inc.                                                                  201
     568      Henry Schein, Inc.*                                                                     89

================================================================================

24  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
   1,580      McKesson Corp.                                                                 $       299
     720      Patterson Companies, Inc.                                                               33
                                                                                             -----------
                                                                                                     761
                                                                                             -----------
              HEALTH CARE EQUIPMENT (0.9%)
  10,242      Abbott Laboratories                                                                    460
   3,673      Baxter International, Inc.                                                             138
   1,623      Becton, Dickinson & Co.                                                                244
   9,031      Boston Scientific Corp.*                                                               165
     470      C.R. Bard, Inc.                                                                         88
     732      Edwards Lifesciences Corp.*                                                            119
     230      Intuitive Surgical, Inc.*                                                              120
   8,119      Medtronic plc                                                                          612
   1,909      St. Jude Medical, Inc.                                                                 120
   2,030      Stryker Corp.                                                                          196
     810      Varian Medical Systems, Inc.*                                                           65
   1,130      Zimmer Biomet Holdings, Inc.                                                           114
                                                                                             -----------
                                                                                                   2,441
                                                                                             -----------
              HEALTH CARE FACILITIES (0.1%)
   1,999      HCA Holdings, Inc.*                                                                    136
     817      Tenet Healthcare Corp.*                                                                 27
     617      Universal Health Services, Inc. "B"                                                     75
                                                                                             -----------
                                                                                                     238
                                                                                             -----------
              HEALTH CARE SERVICES (0.2%)
   1,140      DaVita HealthCare Partners, Inc.*                                                       83
   4,934      Express Scripts Holdings Co.*                                                          422
     522      Laboratory Corp. of America Holdings*                                                   63
     979      Quest Diagnostics, Inc.                                                                 67
                                                                                             -----------
                                                                                                     635
                                                                                             -----------
              HEALTH CARE SUPPLIES (0.0%)
   1,150      DENTSPLY International, Inc.                                                            70
                                                                                             -----------
              HEALTH CARE TECHNOLOGY (0.0%)
   2,070      Cerner Corp.*                                                                          123
                                                                                             -----------
              LIFE SCIENCES TOOLS & SERVICES (0.2%)
   2,065      Agilent Technologies, Inc.                                                              86
     680      PerkinElmer, Inc.                                                                       36
   2,685      Thermo Fisher Scientific, Inc.                                                         372
     690      Waters Corp.*                                                                           92
                                                                                             -----------
                                                                                                     586
                                                                                             -----------
              MANAGED HEALTH CARE (0.6%)
   2,388      Aetna, Inc.                                                                            245
   1,811      Anthem, Inc.                                                                           236

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  25

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
   1,755      Cigna Corp.                                                                    $       237
   1,000      Humana, Inc.                                                                           169
   6,668      UnitedHealth Group, Inc.                                                               752
                                                                                             -----------
                                                                                                   1,639
                                                                                             -----------
              PHARMACEUTICALS (2.5%)
   2,709      Allergan plc*                                                                          850
  11,282      Bristol-Myers Squibb Co.                                                               756
   6,636      Eli Lilly and Co.                                                                      544
   1,204      Endo International plc*                                                                 74
  19,971      Johnson & Johnson                                                                    2,022
     790      Mallinckrodt plc*                                                                       54
  19,690      Merck & Co., Inc.                                                                    1,044
   2,774      Mylan N.V.*                                                                            142
   1,050      Perrigo Co. plc                                                                        157
  42,519      Pfizer, Inc.                                                                         1,393
   3,398      Zoetis, Inc.                                                                           159
                                                                                             -----------
                                                                                                   7,195
                                                                                             -----------
              Total Health Care                                                                   18,279
                                                                                             -----------
              INDUSTRIALS (4.5%)
              ------------------
              AEROSPACE & DEFENSE (1.2%)
   4,568      Boeing Co.                                                                             664
   2,181      General Dynamics Corp.                                                                 320
   5,313      Honeywell International, Inc.                                                          552
     447      L-3 Communications Holdings, Inc.                                                       55
   1,795      Lockheed Martin Corp.                                                                  393
   1,346      Northrop Grumman Corp.                                                                 251
   1,010      Precision Castparts Corp.                                                              234
   2,085      Raytheon Co.                                                                           259
   1,090      Rockwell Collins, Inc.                                                                 101
   2,070      Textron, Inc.                                                                           88
   5,491      United Technologies Corp.                                                              527
                                                                                             -----------
                                                                                                   3,444
                                                                                             -----------
              AGRICULTURAL & FARM MACHINERY (0.1%)
   2,480      Deere & Co.                                                                            197
                                                                                             -----------
              AIR FREIGHT & LOGISTICS (0.3%)
     940      C.H. Robinson Worldwide, Inc.                                                           63
   1,143      Expeditors International of Washington, Inc.                                            55
   1,784      FedEx Corp.                                                                            283
   4,471      United Parcel Service, Inc. "B"                                                        461
                                                                                             -----------
                                                                                                     862
                                                                                             -----------

================================================================================

26  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              AIRLINES (0.3%)
   4,875      American Airlines Group, Inc.                                                  $       201
   5,571      Delta Air Lines, Inc.                                                                  259
   4,260      Southwest Airlines Co.                                                                 195
   2,599      United Continental Holdings, Inc.*                                                     145
                                                                                             -----------
                                                                                                     800
                                                                                             -----------
              BUILDING PRODUCTS (0.0%)
     613      Allegion plc                                                                            41
   2,230      Masco Corp.                                                                             67
                                                                                             -----------
                                                                                                     108
                                                                                             -----------
              CONSTRUCTION & ENGINEERING (0.0%)
   1,020      Fluor Corp.                                                                             50
     640      Jacobs Engineering Group, Inc.*                                                         28
   1,370      Quanta Services, Inc.*                                                                  30
                                                                                             -----------
                                                                                                     108
                                                                                             -----------
              CONSTRUCTION MACHINERY & HEAVY TRUCKS (0.2%)
   4,104      Caterpillar, Inc.                                                                      298
   1,024      Cummins, Inc.                                                                          103
   2,754      PACCAR, Inc.                                                                           143
                                                                                             -----------
                                                                                                     544
                                                                                             -----------
              DIVERSIFIED SUPPORT SERVICES (0.0%)
     670      Cintas Corp.                                                                            62
                                                                                             -----------
              ELECTRICAL COMPONENTS & EQUIPMENT (0.2%)
   1,637      AMETEK, Inc.                                                                            93
   3,221      Eaton Corp. plc                                                                        187
   4,369      Emerson Electric Co.                                                                   219
     980      Rockwell Automation, Inc.                                                              104
                                                                                             -----------
                                                                                                     603
                                                                                             -----------
              ENVIRONMENTAL & FACILITIES SERVICES (0.1%)
   2,211      Republic Services, Inc.                                                                 97
     480      Stericycle, Inc.*                                                                       58
   2,413      Waste Management, Inc.                                                                 130
                                                                                             -----------
                                                                                                     285
                                                                                             -----------
              HUMAN RESOURCE & EMPLOYMENT SERVICES (0.0%)
     766      Robert Half International, Inc.                                                         39
                                                                                             -----------
              INDUSTRIAL CONGLOMERATES (1.1%)
   4,300      3M Co.                                                                                 673
   4,157      Danaher Corp.                                                                          401
  67,642      General Electric Co.                                                                 2,025

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  27

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
     690      Roper Industries, Inc.                                                         $       134
                                                                                             -----------
                                                                                                   3,233
                                                                                             -----------
              INDUSTRIAL MACHINERY (0.3%)
   1,306      Dover Corp.                                                                             86
   1,268      Flowserve Corp.                                                                         59
   2,480      Illinois Tool Works, Inc.                                                              233
   1,614      Ingersoll-Rand plc                                                                      95
     940      Parker-Hannifin Corp.                                                                   98
   1,151      Pentair plc                                                                             65
     451      Snap-On, Inc.                                                                           78
     983      Stanley Black & Decker, Inc.                                                           107
   1,040      Xylem, Inc.                                                                             39
                                                                                             -----------
                                                                                                     860
                                                                                             -----------
              OFFICE SERVICES & SUPPLIES (0.0%)
   1,260      Pitney Bowes, Inc.                                                                      27
                                                                                             -----------
              RAILROADS (0.4%)
   7,340      CSX Corp.                                                                              209
     685      Kansas City Southern                                                                    62
   2,323      Norfolk Southern Corp.                                                                 221
   6,102      Union Pacific Corp.                                                                    512
                                                                                             -----------
                                                                                                   1,004
                                                                                             -----------
              RESEARCH & CONSULTING SERVICES (0.1%)
     230      Dun & Bradstreet Corp.                                                                  25
     720      Equifax, Inc.                                                                           80
   2,884      Nielsen Holdings plc                                                                   135
                                                                                             -----------
                                                                                                     240
                                                                                             -----------
              SECURITY & ALARM SERVICES (0.1%)
   1,054      ADT Corp.                                                                               37
   2,400      Tyco International plc                                                                  85
                                                                                             -----------
                                                                                                     122
                                                                                             -----------
              TRADING COMPANIES & DISTRIBUTORS (0.1%)
   1,860      Fastenal Co.                                                                            75
     643      United Rentals, Inc.*                                                                   51
     480      W.W. Grainger, Inc.                                                                     96
                                                                                             -----------
                                                                                                     222
                                                                                             -----------
              TRUCKING (0.0%)
     707      JB Hunt Transport Services, Inc.                                                        55
     360      Ryder System, Inc.                                                                      24
                                                                                             -----------
                                                                                                      79
                                                                                             -----------
              Total Industrials                                                                   12,839
                                                                                             -----------

================================================================================

28  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              INFORMATION TECHNOLOGY (9.3%)
              -----------------------------
              APPLICATION SOFTWARE (0.3%)
   3,230      Adobe Systems, Inc.*                                                           $       295
   1,521      Autodesk, Inc.*                                                                         97
   1,224      Citrix Systems, Inc.*                                                                   94
   1,878      Intuit, Inc.                                                                           188
   4,106      salesforce.com, Inc.*                                                                  327
                                                                                             -----------
                                                                                                   1,001
                                                                                             -----------
              COMMUNICATIONS EQUIPMENT (0.6%)
  35,002      Cisco Systems, Inc.                                                                    954
     561      F5 Networks, Inc.*                                                                      58
     790      Harris Corp.                                                                            65
   2,447      Juniper Networks, Inc.                                                                  74
   1,756      Motorola Solutions, Inc.                                                               126
  10,225      QUALCOMM, Inc.                                                                         499
                                                                                             -----------
                                                                                                   1,776
                                                                                             -----------
              DATA PROCESSING & OUTSOURCED SERVICES (1.1%)
     381      Alliance Data Systems Corp.*                                                           109
   3,233      Automatic Data Processing, Inc.                                                        279
     900      Computer Sciences Corp.                                                                 28
   1,935      Fidelity National Information Services, Inc.                                           123
   1,700      Fiserv, Inc.*                                                                          164
   6,614      MasterCard, Inc. "A"                                                                   648
   2,218      Paychex, Inc.                                                                          120
   7,474      PayPal Holdings, Inc.*                                                                 264
     967      Total System Services, Inc.                                                             54
  13,429      Visa, Inc. "A"                                                                       1,061
   4,051      Western Union Co.                                                                       76
   6,735      Xerox Corp.                                                                             71
                                                                                             -----------
                                                                                                   2,997
                                                                                             -----------
              ELECTRONIC COMPONENTS (0.1%)
   2,540      Amphenol Corp. "A"                                                                     140
   8,581      Corning, Inc.                                                                          161
                                                                                             -----------
                                                                                                     301
                                                                                             -----------
              ELECTRONIC EQUIPMENT & INSTRUMENTS (0.0%)
     730      FLIR Systems, Inc.                                                                      22
                                                                                             -----------
              ELECTRONIC MANUFACTURING SERVICES (0.1%)
   2,743      TE Connectivity Ltd.                                                                   184
                                                                                             -----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  29

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              HOME ENTERTAINMENT SOFTWARE (0.1%)
   3,513      Activision Blizzard, Inc.                                                      $       132
   2,111      Electronic Arts, Inc.*                                                                 143
                                                                                             -----------
                                                                                                     275
                                                                                             -----------
              INTERNET SOFTWARE & SERVICES (1.8%)
   1,250      Akamai Technologies, Inc.*                                                              72
   1,982      Alphabet, Inc. "A"*                                                                  1,512
   2,035      Alphabet, Inc. "C"*                                                                  1,511
   7,474      eBay, Inc.*                                                                            221
  15,552      Facebook, Inc. "A"*                                                                  1,621
     690      VeriSign, Inc.*                                                                         62
   6,039      Yahoo! Inc.*                                                                           204
                                                                                             -----------
                                                                                                   5,203
                                                                                             -----------
              IT CONSULTING & OTHER SERVICES (0.6%)
   4,263      Accenture plc "A"                                                                      457
   4,220      Cognizant Technology Solutions Corp. "A"*                                              273
     900      CSRA, Inc.*                                                                             28
   6,239      International Business Machines Corp.                                                  870
   1,005      Teradata Corp.*                                                                         30
                                                                                             -----------
                                                                                                   1,658
                                                                                             -----------
              SEMICONDUCTOR EQUIPMENT (0.1%)
   7,048      Applied Materials, Inc.                                                                132
   1,029      KLA-Tencor Corp.                                                                        69
   1,046      Lam Research Corp.                                                                      82
                                                                                             -----------
                                                                                                     283
                                                                                             -----------
              SEMICONDUCTORS (1.0%)
   2,050      Altera Corp.                                                                           108
   2,280      Analog Devices, Inc.                                                                   141
   1,821      Avago Technologies Ltd.                                                                238
   3,700      Broadcom Corp. "A"                                                                     202
     511      First Solar, Inc.*                                                                      29
  32,856      Intel Corp.                                                                          1,142
   1,461      Linear Technology Corp.                                                                 67
   1,370      Microchip Technology, Inc.                                                              66
   7,311      Micron Technology, Inc.*                                                               116
   3,504      NVIDIA Corp.                                                                           111
   1,030      Qorvo, Inc.*                                                                            60
   1,295      Skyworks Solutions, Inc.                                                               107
   7,255      Texas Instruments, Inc.                                                                422
   1,774      Xilinx, Inc.                                                                            88
                                                                                             -----------
                                                                                                   2,897
                                                                                             -----------

================================================================================

30  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              SYSTEMS SOFTWARE (1.5%)
    2,000     CA, Inc.                                                                       $        56
   55,389     Microsoft Corp.                                                                      3,010
   22,216     Oracle Corp.                                                                           866
    1,425     Red Hat, Inc.*                                                                         116
    4,631     Symantec Corp.                                                                          91
                                                                                             -----------
                                                                                                   4,139
                                                                                             -----------
              TECHNOLOGY HARDWARE, STORAGE, & PERIPHERALS (2.0%)
   39,245     Apple, Inc.                                                                          4,643
   13,494     EMC Corp.                                                                              342
   13,355     Hewlett Packard Enterprise Co.                                                         198
   13,355     HP, Inc.                                                                               168
    2,010     NetApp, Inc.                                                                            62
    1,560     SanDisk Corp.                                                                          115
    2,228     Seagate Technology plc                                                                  80
    1,473     Western Digital Corp.                                                                   92
                                                                                             -----------
                                                                                                   5,700
                                                                                             -----------
              Total Information Technology                                                        26,436
                                                                                             -----------
              MATERIALS (1.3%)
              ----------------
              ALUMINUM (0.0%)
    7,816     Alcoa, Inc.                                                                             73
                                                                                             -----------
              COMMODITY CHEMICALS (0.1%)
    2,687     LyondellBasell Industries N.V. "A"                                                     257
                                                                                             -----------
              CONSTRUCTION MATERIALS (0.1%)
      419     Martin Marietta Materials, Inc.                                                         66
      896     Vulcan Materials Co.                                                                    92
                                                                                             -----------
                                                                                                     158
                                                                                             -----------
              DIVERSIFIED CHEMICALS (0.3%)
    7,387     Dow Chemical Co.                                                                       385
    6,132     E.I. du Pont de Nemours & Co.                                                          413
      940     Eastman Chemical Co.                                                                    68
                                                                                             -----------
                                                                                                     866
                                                                                             -----------
              DIVERSIFIED METALS & MINING (0.0%)
    7,058     Freeport-McMoRan, Inc.                                                                  58
                                                                                             -----------
              FERTILIZERS & AGRICULTURAL CHEMICALS (0.2%)
    2,035     CF Industries Holdings, Inc.                                                            94
      905     FMC Corp.                                                                               39
    3,141     Monsanto Co.                                                                           299
    1,956     Mosaic Co.                                                                              62
                                                                                             -----------
                                                                                                     494
                                                                                             -----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  31

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              GOLD (0.0%)
    3,179     Newmont Mining Corp.                                                           $        59
                                                                                             -----------
              INDUSTRIAL GASES (0.2%)
    1,242     Air Products & Chemicals, Inc.                                                         170
      526     Airgas, Inc.                                                                            72
    2,028     Praxair, Inc.                                                                          229
                                                                                             -----------
                                                                                                     471
                                                                                             -----------
              METAL & GLASS CONTAINERS (0.0%)
    1,366     Ball Corp.                                                                              95
      950     Owens-Illinois, Inc.*                                                                   18
                                                                                             -----------
                                                                                                     113
                                                                                             -----------
              PAPER PACKAGING (0.1%)
      660     Avery Dennison Corp.                                                                    43
    1,361     Sealed Air Corp.                                                                        62
    1,929     WestRock Co.                                                                            98
                                                                                             -----------
                                                                                                     203
                                                                                             -----------
              PAPER PRODUCTS (0.1%)
    3,370     International Paper Co.                                                                141
                                                                                             -----------
              SPECIALTY CHEMICALS (0.2%)
    1,730     Ecolab, Inc.                                                                           206
      570     International Flavors & Fragrances, Inc.                                                68
    1,854     PPG Industries, Inc.                                                                   196
      520     Sherwin-Williams Co.                                                                   144
                                                                                             -----------
                                                                                                     614
                                                                                             -----------
              STEEL (0.0%)
    1,881     Nucor Corp.                                                                             78
                                                                                             -----------
              Total Materials                                                                      3,585
                                                                                             -----------
              TELECOMMUNICATION SERVICES (1.0%)
              ---------------------------------
              ALTERNATIVE CARRIERS (0.0%)
    1,946     Level 3 Communications, Inc.*                                                           99
                                                                                             -----------
              INTEGRATED TELECOMMUNICATION SERVICES (1.0%)
   42,331     AT&T, Inc.                                                                           1,425
    4,402     CenturyLink, Inc.                                                                      118
    7,613     Frontier Communications Corp.                                                           38
   27,495     Verizon Communications, Inc.                                                         1,250
                                                                                             -----------
                                                                                                   2,831
                                                                                             -----------
              Total Telecommunication Services                                                     2,930
                                                                                             -----------

================================================================================

32  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              UTILITIES (1.3%)
              ----------------
              ELECTRIC UTILITIES (0.7%)
    3,324     American Electric Power Co., Inc.                                              $       186
    4,432     Duke Energy Corp.                                                                      300
    2,134     Edison International                                                                   127
      990     Entergy Corp.                                                                           66
    2,230     Eversource Energy                                                                      114
    5,836     Exelon Corp.                                                                           159
    2,859     FirstEnergy Corp.                                                                       90
    3,140     NextEra Energy, Inc.                                                                   313
    1,750     Pepco Holdings, Inc.                                                                    45
      850     Pinnacle West Capital Corp.                                                             54
    4,547     PPL Corp.                                                                              155
    7,069     Southern Co.                                                                           315
    3,434     Xcel Energy, Inc.                                                                      122
                                                                                             -----------
                                                                                                   2,046
                                                                                             -----------
              GAS UTILITIES (0.0%)
      813     AGL Resources, Inc.                                                                     51
                                                                                             -----------
              INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.1%)
    4,388     AES Corp.                                                                               44
    2,292     NRG Energy, Inc.                                                                        28
                                                                                             -----------
                                                                                                      72
                                                                                             -----------
              MULTI-UTILITIES (0.5%)
    1,840     Ameren Corp.                                                                            81
    2,918     CenterPoint Energy, Inc.                                                                49
    1,590     CMS Energy Corp.                                                                        56
    1,808     Consolidated Edison, Inc.                                                              112
    3,847     Dominion Resources, Inc.                                                               259
    1,190     DTE Energy Co.                                                                          96
    2,170     NiSource, Inc.                                                                          42
    3,233     PG&E Corp.                                                                             171
    3,435     Public Service Enterprise Group, Inc.                                                  134
      899     SCANA Corp.                                                                             53
    1,561     Sempra Energy                                                                          155
    1,670     TECO Energy, Inc.                                                                       44
    2,417     WEC Energy Group, Inc.                                                                 119
                                                                                             -----------
                                                                                                   1,371
                                                                                             -----------
              Total Utilities                                                                      3,540
                                                                                             -----------
              Total Blue Chip Stocks (cost: $61,412)                                             125,893
                                                                                             -----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  33

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              RIGHTS (0.0%)

              CONSUMER STAPLES (0.0%)
              -----------------------
              FOOD RETAIL (0.0%)
    1,460     Safeway Casa Ley CVR*(h)                                                       $         -
    1,460     Safeway PDC, LLC CVR*(h)                                                                 -
                                                                                             -----------
              Total Consumer Staples                                                                   -
                                                                                             -----------
              Total Rights (cost: $1)                                                                  -
                                                                                             -----------

              EXCHANGE-TRADED FUNDS (0.5%)
    6,200     SPDR S&P 500 ETF Trust (cost $1,292)                                                 1,294
                                                                                             -----------
              Total Equity Securities (cost: $62,705)                                            127,187
                                                                                             -----------

              TOTAL INVESTMENTS (COST: $211,362)                                             $   281,798
                                                                                             ===========

--------------------------------------------------------------------------------------------------------
($ IN 000s)                                         VALUATION HIERARCHY
--------------------------------------------------------------------------------------------------------
                                          (LEVEL 1)            (LEVEL 2)       (LEVEL 3)
                                      QUOTED PRICES    OTHER SIGNIFICANT     SIGNIFICANT
                                  IN ACTIVE MARKETS           OBSERVABLE    UNOBSERVABLE
ASSETS                         FOR IDENTICAL ASSETS               INPUTS          INPUTS           TOTAL
--------------------------------------------------------------------------------------------------------
Tax-Exempt Bonds                           $      -             $150,702              $-        $150,702
Tax-Exempt Money Market Instruments:
  Variable-Rate Demand Notes                      -                3,400               -           3,400
  Money Market Funds                            509                    -               -             509
Blue Chip Stocks                            125,893                    -               -         125,893
Exchange-Traded Funds                         1,294                    -               -           1,294
--------------------------------------------------------------------------------------------------------
Total                                      $127,696             $154,102              $-        $281,798
--------------------------------------------------------------------------------------------------------

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

For the period of June 1, 2015, through November 30, 2015, there were no transfers of securities between levels. The Fund's policy is to recognize any transfers into and out of the levels as of the beginning of the period in which the event or circumstance that caused the transfer occurred.

================================================================================

34  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

November 30, 2015 (unaudited)

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets.

    The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.

o   CATEGORIES AND DEFINITIONS

    VARIABLE-RATE DEMAND NOTES (VRDNs) - Provide the right to sell the security at face value on either that day or within the rate-reset period. The interest rate is adjusted at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. VRDNs will normally trade as if the maturity is the earlier put date, even though stated maturity is longer.

    RIGHTS - Enable the holder to buy a specified number of shares of new issues of a common stock before it is offered to the public.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  35

================================================================================

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    EDA    Economic Development Authority
    IDA    Industrial Development Authority/Agency
    ISD    Independent School District
    MTA    Metropolitan Transportation Authority
    PRE    Prerefunded to a date prior to maturity
    REIT   Real estate investment trust
    USD    Unified School District

    CREDIT ENHANCEMENTS - add the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal and interest payments when due. The enhancement may be provided by a high-quality bank, insurance company or other corporation, or a collateral trust. The enhancements do not guarantee the market values of the securities.

    (INS)  Principal and interest payments are insured by one of the following:
           ACA Financial Guaranty Corp., AMBAC Assurance Corp., Assured Guaranty Corp., Assured Guaranty Municipal Corp., Build America Mutual Assurance Corp., Financial Guaranty Insurance Co., or National Public Finance Guarantee Corp. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons, and there is no assurance that the insurance company will meet its obligations.

    (NBGA) Principal and interest payments are guaranteed by a nonbank guarantee agreement from Texas Permanent School Fund.

o   SPECIFIC NOTES

    (a) Zero-coupon security. Rate represents the effective yield at the date of purchase.

    (b) Security deemed illiquid by USAA Asset Management Company (the Manager), under liquidity guidelines approved by the USAA

================================================================================

36  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

           Mutual Funds Trust's Board of Trustees (the Board). The aggregate market value of these securities at November 30, 2015, was $265,000, which represented 0.1% of the Fund's net assets.

    (c) Pay-in-kind (PIK) - security in which the issuer will have or has the option to make all or a portion of the interest or dividend payments in additional securities.

    (d)    Up to 6.05% of the 6.95% coupon may be PIK.

    (e) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by the Manager under liquidity guidelines approved by the Board, unless otherwise noted as illiquid.

    (f) Rate represents the money market fund annualized seven-day yield at November 30, 2015.

    (g) Northern Trust Corp. is the parent of Northern Trust Investments, Inc., which is the subadviser of the Fund.

    (h) Security was fair valued at November 30, 2015, by the Manager in accordance with valuation procedures approved by the Board. The total value of all such securities was zero.

     *     Non-income-producing security.

See accompanying notes to financial statements.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  37

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

November 30, 2015 (unaudited)

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (cost of $211,362)                                $281,798
   Cash                                                                                               66
   Receivables:
      Capital shares sold                                                                            263
      Dividends and interest                                                                       2,297
                                                                                                --------
         Total assets                                                                            284,424
                                                                                                --------
LIABILITIES
   Payables:
      Capital shares redeemed                                                                        215
   Accrued management fees                                                                           115
   Accrued transfer agent's fees                                                                       8
   Other accrued expenses and payables                                                                56
                                                                                                --------
         Total liabilities                                                                           394
                                                                                                --------
            Net assets applicable to capital shares outstanding                                 $284,030
                                                                                                ========
NET ASSETS CONSIST OF:
   Paid-in capital                                                                              $226,989
   Accumulated undistributed net investment income                                                 1,389
   Accumulated net realized loss on investments                                                  (14,784)
   Net unrealized appreciation of investments                                                     70,436
                                                                                                --------
            Net assets applicable to capital shares outstanding                                 $284,030
                                                                                                ========
   Capital shares outstanding, unlimited number of shares authorized,
      no par value                                                                                16,298
                                                                                                ========
   Net asset value, redemption price, and offering price per share                              $  17.43
                                                                                                ========

See accompanying notes to financial statements.

================================================================================

38  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Six-month period ended November 30, 2015 (unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends                                                                                    $  1,366
   Interest                                                                                        3,456
                                                                                                --------
            Total income                                                                           4,822
                                                                                                --------
EXPENSES
   Management fees                                                                                   671
   Administration and servicing fees                                                                 208
   Transfer agent's fees                                                                             114
   Custody and accounting fees                                                                        65
   Postage                                                                                             6
   Shareholder reporting fees                                                                         10
   Trustees' fees                                                                                     13
   Registration fees                                                                                  17
   Professional fees                                                                                  47
   Other                                                                                               5
                                                                                                --------
            Total expenses                                                                         1,156
                                                                                                --------
NET INVESTMENT INCOME                                                                              3,666
                                                                                                --------

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
   Net realized gain                                                                                 173
   Change in net unrealized appreciation/(depreciation)                                             (614)
                                                                                                --------
            Net realized and unrealized loss                                                        (441)
                                                                                                --------
   Increase in net assets resulting from operations                                             $  3,225
                                                                                                ========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  39

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Six-month period ended November 30, 2015 (unaudited), and year ended
May 31, 2015

--------------------------------------------------------------------------------------------------------
                                                                               11/30/2015      5/31/2015
--------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                                        $   3,666      $   6,588
   Net realized gain on investments                                                   173            538
   Change in net unrealized appreciation/(depreciation)
      of investments                                                                 (614)         7,330
                                                                                ------------------------
      Increase in net assets resulting from operations                              3,225         14,456
                                                                                ------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                                           (4,027)        (5,817)
                                                                                ------------------------
FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold                                                       25,030         83,146
   Reinvested dividends                                                             3,800          5,459
   Cost of shares redeemed                                                        (27,179)       (35,508)
                                                                                ------------------------
      Increase in net assets from capital share transactions                        1,651         53,097
                                                                                ------------------------
   Net increase in net assets                                                         849         61,736

NET ASSETS
   Beginning of period                                                            283,181        221,445
                                                                                ------------------------
   End of period                                                                $ 284,030      $ 283,181
                                                                                ------------------------
Accumulated undistributed net investment income:
   End of period                                                                $   1,389      $   1,750
                                                                                ========================
CHANGE IN SHARES OUTSTANDING
   Shares sold                                                                      1,453          4,803
   Shares issued for dividends reinvested                                             224            317
   Shares redeemed                                                                 (1,579)        (2,052)
                                                                                ------------------------
      Increase in shares outstanding                                                   98          3,068
                                                                                ========================

See accompanying notes to financial statements.

================================================================================

40  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

NOTES TO FINANCIAL STATEMENTS

November 30, 2015 (unaudited)

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 54 separate funds. Additionally, the Fund qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this semiannual report pertains only to the USAA Growth and Tax Strategy Fund (the
Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is to seek a conservative balance for the investor between income, the majority of which is exempt from federal income tax, and the potential for long-term growth of capital to preserve purchasing power.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  41

================================================================================

    meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used.

    2. Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their net asset value (NAV) at the end of each business day.

    3. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

    4. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to value a security when, in the Service's judgment, these prices are readily available and are representative of the security's market value. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of securities

================================================================================

42  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

       of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions.

    5. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

       Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  43

================================================================================

    market-corroborated inputs such as market indexes. Level 2 securities include tax-exempt bonds valued based on methods discussed in Note 1A4 and variable-rate demand notes, which are valued at amortized cost.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

D. INVESTMENTS IN SECURITIES - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Discounts and premiums are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities. Foreign income and capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable, as a reduction to such income and realized gains. These foreign taxes have been provided for in accordance with the understanding of the applicable countries' tax rules and rates.

E. SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS - Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than

================================================================================

44  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

    the amount of its purchase commitments. The purchase of securities on a delayed-delivery or when-issued basis may increase the volatility of the Fund's NAV to the extent that the Fund makes such purchases while remaining substantially fully invested.

F. EXPENSES PAID INDIRECTLY - Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the six-month period ended November 30, 2015 there were no custodian and other bank credits.

G. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

H. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR).

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  45

================================================================================

The USAA Funds that are party to the loan agreement are assessed facility fees by CAPCO in the amount of 9.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2015, the maximum annual facility fee was 7.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the USAA Funds based on their respective average net assets for the period.

The USAA Funds may request an optional increase of the committed loan agreement up to $750 million. If the USAA Funds increase the committed loan agreement above the $500 million, the assessed facility fee by CAPCO will be increased to
10.0 basis points.

For the six-month period ended November 30, 2015, the Fund paid CAPCO facility fees of $1,000, which represents 0.4% of the total fees paid to CAPCO by the USAA Funds. The Fund had no borrowings under this agreement during the six-month period ended November 30, 2015.

(3) DISTRIBUTIONS

The tax basis of distributions and any accumulated undistributed net investment income will be determined based upon the Fund's tax year-end of May 31, 2016, in accordance with applicable tax law.

Distributions of net investment income are made quarterly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

The Fund is permitted to carry forward post-enactment capital losses indefinitely. Additionally, such capital losses that are carried forward will retain their character as short-term and/or long-term capital losses. Post-enactment capital loss carryforwards must be used before pre-enactment capital loss carryforwards. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused.

At May 31, 2015, the Fund had both pre-enactment capital loss carryforwards and post-enactment capital loss carryforwards for federal income tax purposes as shown in the table. It is unlikely that the Board will authorize a distribution

================================================================================

46  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

of capital gains realized in the future until the capital loss carryforwards have been used or expire.

                             CAPITAL LOSS CARRYFORWARDS
             --------------------------------------------------------
                 EXPIRES             SHORT-TERM             LONG-TERM
             -------------          -----------             ---------
                  2017              $ 2,735,000             $       -
                  2018               11,532,000                     -
             No Expiration              339,000               284,000
                                    -----------             ---------
                  Total             $14,606,000             $ 284,000
                                    ===========             =========

For the six-month period ended November 30, 2015, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax positions to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the six-month period ended November 30, 2015, were $19,336,000 and $17,992,000, respectively.

As of November 30, 2015, the cost of securities, including short-term securities, for federal income tax purposes, was approximately the same as that reported in the financial statements.

Gross unrealized appreciation and depreciation of investments as of November 30, 2015, were $73,970,000 and $3,534,000, respectively, resulting in net unrealized appreciation of $70,436,000.

(5) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  47

================================================================================

   affairs of the Fund, and for directly managing the day-to-day investment of a portion of the Fund's assets, subject to the authority of and supervision by the Board. The Manager is authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the actual day-to-day investment of a portion of the Fund's assets.

   The Manager monitors each subadviser's performance through quantitative and qualitative analysis and periodically reports to the Board as to whether each subadviser's agreement should be renewed, terminated, or modified. The Manager also is responsible for allocating assets to the subadviser(s). The allocation for each subadviser could range from 0% to 100% of the Fund's assets, and the Manager could change the allocations without shareholder approval.

   The investment management fee for the Fund is comprised of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.50% of the Fund's average net assets.

   The performance adjustment is calculated monthly by comparing the Fund's performance over the performance period to a composite index comprised of 51% of the Lipper General Municipal Bond Funds Index, which tracks the total return performance of the 30 largest funds within the Lipper General Municipal Bond Funds category, and 49% of the Lipper Large-Cap Core Funds Index, which tracks the total return performance of the 30 largest funds within the Lipper Large-Cap Core Funds category. The performance period for the Fund consists of the current month plus the previous 35 months. The following table is utilized to determine the extent of the performance adjustment:

   OVER/UNDER PERFORMANCE
   RELATIVE TO INDEX                            ANNUAL ADJUSTMENT RATE
   (IN BASIS POINTS)(1)                         (IN BASIS POINTS)(1)
   -------------------------------------------------------------------
   +/- 20 to 50                                 +/- 4
   +/- 51 to 100                                +/- 5
   +/- 101 and greater                          +/- 6

   (1) Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest basis point. Average net assets are calculated over a rolling 36-month period.

================================================================================

48  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

   The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee.

   Under the performance fee arrangement, the Fund will pay a positive performance fee adjustment for a performance period whenever the Fund outperforms the composite index over that period, even if the Fund had overall negative returns during the performance period.

   For the six-month period ended November 30, 2015, the Fund incurred total management fees, paid or payable to the Manager, of $671,000, which included a (0.02)% performance adjustment of $(23,000).

B. SUBADVISORY ARRANGEMENT(s) - The Manager entered into an Investment Subadvisory Agreement with Northern Trust Investments, Inc. (NTI), under which NTI directs the investment and reinvestment of the portion of the Fund's assets invested in blue chip stocks (as allocated from time to time by the Manager). The Manager (not the Fund) pays NTI a subadvisory fee equal to the greater of a minimum annual fee of $100,000 or a fee at an annual amount of 0.25% on the first $40 million of assets and 0.10% on assets over $40 million of the portion of the Fund's average net assets that NTI manages.
   For the six-month period ended November 30, 2015, the Manager incurred subadvisory fees with respect to the Fund, paid or payable to NTI, of $93,000.

C. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of the Fund's average net assets. For the six-month period ended November 30, 2015, the Fund incurred administration and servicing fees, paid or payable to the Manager, of $208,000.

   In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  49

================================================================================

   approved the reimbursement of a portion of these expenses incurred by the Manager. For the six-month period ended November 30, 2015, the Fund reimbursed the Manager $3,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

D. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Prior to June 1, 2015, the annual charge was $25.50 per shareholder account plus out-of-pocket expenses. For the six-month period ended November 30, 2015, the Fund incurred transfer agent's fees, paid or payable to SAS, of $114,000.

E. UNDERWRITING SERVICES - USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no commissions or fees for this service.

(6) TRANSACTIONS WITH AFFILIATES

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

================================================================================

50  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

(7) FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout each period is as follows:

                             SIX-MONTH
                           PERIOD ENDED
                            NOVEMBER 30,                            YEAR ENDED MAY 31,
                           ------------------------------------------------------------------------------------
                                2015           2015           2014           2013           2012           2011
                           ------------------------------------------------------------------------------------
Net asset value at
  beginning of period       $  17.48       $  16.86       $  15.59       $  14.02       $  13.44       $  12.28
                            -----------------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income          .23            .44            .41            .37            .36            .35
  Net realized and
    unrealized gain (loss)      (.03)           .59           1.26           1.57            .57           1.16
                            -----------------------------------------------------------------------------------
Total from investment
  operations                     .20           1.03           1.67           1.94            .93           1.51
                            -----------------------------------------------------------------------------------
Less distributions from:
  Net investment income         (.25)          (.41)          (.40)          (.37)          (.35)          (.35)
                            -----------------------------------------------------------------------------------
Net asset value at
  end of period             $  17.43       $  17.48       $  16.86       $  15.59       $  14.02       $  13.44
                            ===================================================================================

Total return (%)*               1.20           6.16          10.92          14.07           7.11          12.54
Net assets at
  end of period (000)       $284,030       $283,181       $221,445       $188,461       $162,718       $154,493
Ratios to average
  net assets:**
  Expenses (%)(a)                .83(b)         .85            .92            .96            .98            .93
  Net investment
    income (%)                  2.64(b)        2.63           2.60           2.51           2.65           2.73
Portfolio turnover (%)             7              9              5              5              8             19

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.

 ** For the six-month period ended November 30, 2015, average net assets were $277,647,000.

(a) Reflects total annual operating expenses of the Fund before reductions of any expenses paid indirectly.
    The Fund's expenses paid indirectly decreased the expense ratios as follows:
                                   -              -           (.00%)(+)      (.00%)(+)      (.00%)(+)      (.00%)(+)
    (+)Represents less than 0.01% of average net assets.
(b) Annualized. The ratio is not necessarily indicative of 12 months of operations.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  51

================================================================================

EXPENSE EXAMPLE

November 30, 2015 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of June 1, 2015, through November 30, 2015.

ACTUAL EXPENSES

The line labeled "actual" in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to

================================================================================

52  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                        EXPENSES PAID
                                           BEGINNING                ENDING              DURING PERIOD*
                                         ACCOUNT VALUE           ACCOUNT VALUE          JUNE 1, 2015 -
                                          JUNE 1, 2015         NOVEMBER 30, 2015       NOVEMBER 30, 2015
                                       -----------------------------------------------------------------
Actual                                     $1,000.00               $1,012.00                 $4.17

Hypothetical
 (5% return before expenses)                1,000.00                1,020.85                  4.19

*Expenses are equal to the Fund's annualized expense ratio of 0.83%, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/366 days (to reflect the one-half-year period). The Fund's actual ending account value is based on its actual total return of 1.20% for the six-month period of June 1, 2015, through November 30, 2015.

================================================================================

                                                           EXPENSE EXAMPLE |  53

================================================================================
TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select your mutual fund
AT USAA.COM                          account and either click the link or
                                     select 'I want to...' and select
OR CALL                              the desired action.
(800) 531-USAA (8722)
(210) 531-8722
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

                                                                  --------------
      USAA                                                           PRSRT STD
      9800 Fredericksburg Road                                     U.S. Postage
      San Antonio, TX 78288                                            PAID
                                                                       USAA
                                                                  --------------

>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]
        USAA      We know what it means to serve.(R)

   =============================================================================
   27801-0116                                (C)2016, USAA. All rights reserved.

   [LOGO OF USAA]
   USAA(R)

                                            [GRAPHIC OF USAA INTERNATIONAL FUND]

 ==============================================================

       SEMIANNUAL REPORT
       USAA INTERNATIONAL FUND
       FUND SHARES o INSTITUTIONAL SHARES o ADVISER SHARES
       NOVEMBER 30, 2015

 ==============================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"A NEW YEAR IS A GREAT TIME TO REEVALUATE YOUR
INVESTMENT PLAN TO HELP ENSURE YOU ARE STAYING      [PHOTO OF BROOKS ENGLEHARDT]
ON TRACK TOWARD YOUR FINANCIAL GOALS."

--------------------------------------------------------------------------------

JANUARY 2016

The financial markets were volatile during the reporting period ended November 30, 2015, but U.S. stocks, the broad U.S. fixed-income market, and longer-term U.S. Treasury securities had experienced minimal change when the reporting period came to an end. Emerging markets stocks, in contrast, generally suffered losses, while stocks in non-U.S. developed markets also declined, though to a lesser extent.

When the reporting period began in June 2015, Greece was once again in the headlines, as the country's debt problems reemerged and investors speculated about the future of the European Union. During July 2015, market turbulence increased. Worries about China's slow economic growth triggered a steep decline in the Chinese equity market, with many other emerging stock markets falling in a similar fashion. In response, the Chinese authorities surprised many investors by devaluing its currency, which added to investors' existing concerns about the health of the global economy. The result was a broad sell-off in riskier asset classes and a flight to the perceived safety of U.S. Treasury securities.

Meanwhile, a divergence in global economic growth was reflected in the monetary policies being pursued by the world's central banks. Persistent economic weakness outside the United States led many central banks to cut interest rates and boost quantitative easing, resulting in low--and even negative--global interest rates. At the same time, the U.S. economy continued to grow, albeit slowly, and the Federal Reserve (the Fed) strongly signaled that it would begin to raise interest rates for the first time in seven years. As a result, shorter-term U.S. Treasury yields rose during the reporting period, while longer-term U.S. Treasury yields edged up slightly. On December 16, 2015, the Fed raised the target range for the federal funds rate from 0.25% to 0.50%. At USAA Investments, we believe it is less important when the first interest rate increase occurs than how quickly the Fed affects interest rates. We have long believed Fed policymakers are unlikely to raise interest rates rapidly because they will not want to jeopardize the U.S. economy. In addition, there appears to be no pressing reason, such as a higher rate of inflation, for them

================================================================================

================================================================================

to do so. Therefore, the modest interest rate increase in December 2015 is consistent with our outlook.

Also of note during the reporting period was the steady decline in commodities prices. What caused the drop in oil, natural gas, coal, and industrial metals prices? In our opinion, there was no single reason. Certainly, the divergence in global economic growth and central bank monetary policy created uncertainty in the world's commodities markets. But softening global demand and, in the case of energy, an increase in supply were also key factors. In addition, commodities are generally priced in U.S. dollars and the appreciation of the U.S. dollar during the reporting period dampened prices.

A new year is a great time to reevaluate your investment plan to help ensure you are staying on track toward your financial goals. Investors also may want to consider making a 2016 IRA contribution. The sooner investors invest their money, the sooner it can start working for them. For assistance, please feel free to give our financial advisors a call.

Looking ahead, we expect to see continued volatility--at least in the near term--in the financial markets. It's been several years since we've seen this kind of market turbulence, so the events of the reporting period are a helpful reminder that volatility is to be expected from time to time and is normal market behavior. Long-term investors should strive to make decisions based on their long-term objectives, time horizon, and risk tolerance, rather than in response to market turmoil.

On behalf of all of us at USAA Investments, we wish you a happy, healthy, and prosperous year in 2016. Thank you for your continued investment in our family of mutual funds.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. o As interest rates rise, bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened.
o Investments in foreign securities are subject to additional and more diverse risks, including but not limited to currency fluctuations, market illiquidity, and political and economic instability. Foreign investing may result in more rapid and extreme changes in value than investments made exclusively in the securities of U.S. companies. There may be less publicly available information relating to foreign companies than those in the U.S. Foreign securities may also be subject to foreign taxes. Investments made in emerging market countries may be particularly volatile. Economies of emerging market countries are generally less diverse and mature than more developed countries and may have less stable political systems. o Investments provided by USAA Investment Management Company and USAA Financial Advisors Inc., both registered broker dealers, and affiliates.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

FUND OBJECTIVE                                                                1

MANAGERS' COMMENTARY                                                          2

INVESTMENT OVERVIEW                                                           8

FINANCIAL INFORMATION

    Portfolio of Investments                                                 16

    Notes to Portfolio of Investments                                        37

    Financial Statements                                                     39

    Notes to Financial Statements                                            43

EXPENSE EXAMPLE                                                              62

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2016, USAA. All rights reserved.

200995-0116

================================================================================

================================================================================

FUND OBJECTIVE

THE USAA INTERNATIONAL FUND (THE FUND) SEEKS CAPITAL APPRECIATION.

--------------------------------------------------------------------------------

TYPES OF INVESTMENTS

The Fund normally invests at least 80% of its assets in equity securities of foreign (including emerging markets) companies. The "equity securities" in which the Fund principally invests are common stocks, depositary receipts, preferred stocks, securities convertible into common stocks, and securities that carry the right to buy common stocks, including rights and warrants.

The Fund will normally invest its assets in investments that are tied economically to a number of countries throughout the world. However, the Fund may invest a large percentage of its assets in securities of issuers in a single country, a small number of countries, or a particular geographic region. The Fund may invest in companies of any size, including mid- and small-cap companies. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their financial condition, and market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer's earnings, cash flows, competitive position, and management ability. Quantitative models that systematically evaluate an issuer's valuation, price and earnings momentum, earnings quality, and other factors also may be considered.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's set rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

                                                             FUND OBJECTIVE |  1

================================================================================

MANAGERS' COMMENTARY ON THE FUND

MFS Investment Management                       Lazard Asset Management*
    MARCUS L. SMITH                                  PAUL MOGHTADER, CFA
    DANIEL LING                                      TARA IVANENKO, CFA
                                                     CIPRIAN MARIN
                                                     CRAIG SCHOLL, CFA
Wellington Management Company LLP*
    JAMES H. SHAKIN, CFA                             SUSANNE WILLUMSEN
    ANDREW M. CORRY, CFA

--------------------------------------------------------------------------------

o  PLEASE REVIEW MARKET CONDITIONS DURING THE REPORTING PERIOD.

   The reporting period ended November 30, 2015, was dominated by speculation over both Federal Reserve the (the Fed) policy and China's growth outlook, against a continued backdrop of elevated geopolitical uncertainty. The Fed had appeared on the verge of an interest rate increase for several quarters, but was given pause by a deterioration in economic conditions globally that has been reflected in unprecedented actions by central banks in Europe and Japan to jump start their economies. Concerns continued to mount over the ability of China to maintain acceptable growth levels as it transitions to a more balanced economic model. In August 2015, the Chinese government devalued its currency, the renminbi, leading to fears of a potential global currency war. Oil and other commodities continued their decline over the reporting period, putting further pressure on the financial stability of a number of emerging markets. On the geopolitical front, Syria was added to Ukraine as a focal point for tensions between Russia and the U.S.-led NATO alliance.

   As the reporting period drew to a close, markets began to prepare for the Fed's initial interest rate hike on the back of a strengthening U.S.

   *Effective August 26, 2015 Wellington Management Company LLP and Lazard Asset Management became subadvisers to the Fund.

================================================================================

2  | USAA INTERNATIONAL FUND

================================================================================

   employment picture. While U.S. stocks in aggregate managed to finish the reporting period around where they started, the same was not true with respect to overseas markets, which closed notably lower.

o HOW DID THE USAA INTERNATIONAL FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

   The Fund has three share classes: Fund Shares, Institutional Shares, and Adviser Shares. For the reporting period ended November 30, 2015, the Fund Shares, Institutional Shares, and Adviser Shares had a total returns of -7.06%, -7.01%, and -7.18%, respectively. This compares to returns of -7.72% for the Lipper International Funds Index and -7.42% for the MSCI EAFE Index (the Index).

   USAA Asset Management Company (the Manager) is the Fund's investment adviser. As the investment adviser, the Manager employs dedicated resources to support the research, selection, and monitoring of the Fund's subadvisers. MFS Investment Management (MFS), Wellington Management Company, LLP (Wellington Management), and Lazard Asset Management (Lazard) are subadvisers to the Fund. The subadvisers each provide day-to-day discretionary management for a portion of the Fund's assets.

o  WHAT WERE THE PRINCIPAL FACTORS IN THE PERFORMANCE OF MFS RELATIVE TO THE
   INDEX?

   Stock selection in the basic materials sector was a leading contributor to relative performance. In particular, for its portion of the Fund, MFS avoided two U.K.-based companies within the sector, mining giant BHP Billiton plc and commodities giant Glencore plc, which benefited performance as weak commodity pricing placed downward pressure on results for both companies. Strong stock selection within the

   Refer to page 9 for benchmark definitions.

   PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

   You will find a complete list of securities that the Fund owns on pages
   16-36.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

   technology and leisure sectors also aided relative results. Within technology, Japanese medical equipment company HOYA Corp. added to relative performance, as did a pair of U.K.-based companies within leisure, advertising and marketing firm WPP plc and entertainment company Sky plc. Stocks in other sectors that aided relative performance included overweight positions in medical products and equipment manufacturer Terumo Corp. (Japan), catering company Compass Group plc (United Kingdom), household products manufacturer Reckitt Benckiser Group plc (United Kingdom), human resources and employment services provider Randstad Holding N.V. (Netherlands), and skin and beauty care products maker Beiersdorf AG (Germany).

   Conversely, stock selection in the health care sector detracted from relative performance, most notably, a position in Canada-based pharmaceutical company Valeant Pharmaceuticals International, Inc., a company not included in the Index. Stock selection in the financial services sector was another area of relative weakness, in particular overweight positions in Standard Chartered plc (United Kingdom), DBS Group Holdings Ltd. (Singapore), and ING Groep
   N.V. (Netherlands). Elsewhere, overweight positions in industrial conglomerate Rolls-Royce Holdings plc (United Kingdom), electrical distribution equipment manufacturer Schneider Electric SE (France), oil and gas exploration company INPEX Corp. (Japan), and commercial explosives and blasting system distributor Orica Ltd. (Australia) dampened relative performance. The Fund's position in fast food restaurant company Yum! Brands, Inc., a company not included in the Index and not owning beverages company Anheuser-Busch InBev S.A./N.V. (Belgium) also held back relative returns of the MFS portion of the Fund. Finally, while all of MFS' investment decisions are driven by individual company fundamentals, the Fund's currency exposures during the reporting period detracted from relative performance.

   With the global recovery remaining far from normal, the environment of low inflation and interest rates may persist for some time. Through exposure to high-quality companies, MFS believes its portion of the Fund remains well positioned to outperform the market over the long-term.

================================================================================

4  | USAA INTERNATIONAL FUND

================================================================================

O WHAT WERE THE PRINCIPAL FACTORS IN WELLINGTON MANAGEMENT'S PERFORMANCE RELATIVE TO THE INDEX?

   The Wellington Management portion of the Fund outperformed the Index between August 26, 2015, the date Wellington Management became a subadviser to the Fund, and November 30, 2015. Outperformance during the abbreviated reporting period was largely a result of positive security selection, driven by strong selection in the consumer discretionary, health care, consumer staples, and energy sectors. Partially offsetting these positive contributions to relative performance was weak selection within the industrials, information technology, utilities, and financials sectors. From a regional perspective, investments in Japan added the most value on a relative basis, while weak selection in Europe and an allocation to emerging markets detracted the most from relative results. Sector allocation, a fallout of Wellington's stock selection process, also contributed to relative outperformance during the period, driven primarily by an overweight to the strong performing information technology sector and underweight allocations to the financials and health care sectors. Partially offsetting these positive allocation results was an underweight allocation to the strong performing consumer staples sector and an overweight allocation to the materials sector, which lagged during the period.

   Top individual contributors to relative performance during the abbreviated period included positions in Pioneer Corp., a Japanese manufacturer of audio and video equipment, and SCREEN Holdings Co. Ltd., a Japanese semiconductor manufacturer, as well as not owning benchmark-constituent Novartis AG, a pharmaceutical developer and manufacturer based in Switzerland. Top individual detractors from relative performance included Anglo American plc, a U.K.-based operator of global and diversified mining businesses; Standard Chartered plc, a U.K.-based retail and commercial bank; and Anglo American Platinum Ltd., a South Africa-based exploration & production company focused on platinum group metals.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  5

================================================================================

   At the end of the period, the Wellington Management portion of the Fund maintained overweight allocations to the information technology, materials and energy sectors. The portfolio was most underweight the consumer staples, health care, and financials sectors. On a regional basis, Wellington Management maintained a large overweight to Japan, at the expense of underweight allocations to Europe and Asia ex-Japan.

o  WHAT WERE THE PRINCIPAL FACTORS IN LAZARD'S PERFORMANCE RELATIVE TO THE
   INDEX?

   For the period between August 26, 2015, the date Lazard became a subadviser to the Fund, and November 30, 2015, stock selection and minor favorable sector differences versus the benchmark aided performance in the Lazard portion of the Fund. The Lazard portion of the Fund was favorably positioned with overweights in health care and consumer staples, while underweights in energy and financials also helped. Stock selection provided a contribution in information technology and financials, but lagged in utilities and industrials. Regionally, stock selection was favorable in Europe and the United Kingdom, but lagged in Japan.

   Individual stocks playing a positive role in the performance of the Lazard portion of the Fund for the brief period under review included Blackmores Ltd., an Australian generic-pharmaceuticals company that has been a leader in product innovation and has benefitted from a significant recall by its major competitor. Furukawa Electric Co., Ltd., the electric-products manufacturer, rallied in November after receiving a large contract for power-transmission in South America. The growth in demand for renewable energy systems has benefited the company, which makes the power transmission lines. Genmab A/S, a Danish biotech concern, received an accelerated approval from the U.S. FDA for its myeloma drug, sending the stock up sharply. Stocks that hurt the return of the Lazard portion of the Fund included Astaldi S.p.A., the Italian engineering concern, which suffered a credit downgrade on its increased debt load and apparent inability to sell stakes in several major infrastructure projects. Nisshinbo Holdings, Inc., the Japan textile

================================================================================

6  | USAA INTERNATIONAL FUND

================================================================================

   manufacturer, gave back most of their recent gains after they revised their 2016 earnings forecast down nearly 25% on the weak global outlook. Shares of San-In Godo Bank Ltd., a regional Japanese bank, fell as the company's revenue failed to meet expectations.

   Lazard continues to believe that a carefully constructed portfolio of small capitalization companies has the potential to outperform their larger peers. The ability to manage with a more flexible business strategy, to innovate with a potentially material financial impact and to operate within more niche markets are all advantages for smaller companies. Small cap stocks also benefit from greater mispricings and the lack of extensive institutional coverage, creating an attractive set of investment opportunities which can potentially be exploited by a systematic bottom-up process.

   Thank you for your investment in the Fund.

   Investments in foreign securities are subject to additional and more diverse risks, including but not limited to currency fluctuations, market illiquidity, and political and economic instability. Foreign investing may result in more rapid and extreme changes in value than investments made exclusively in the securities of U.S. companies. There may be less publicly available information relating to foreign companies than those in the U.S. Foreign securities may also be subject to foreign taxes. Investments made in emerging market countries may be particularly volatile. Economies of emerging market countries are generally less diverse and mature than more developed countries and may have less stable political systems.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  7

================================================================================

INVESTMENT OVERVIEW

USAA INTERNATIONAL FUND SHARES (FUND SHARES)
(Ticker Symbol: USIFX)


--------------------------------------------------------------------------------
                                           11/30/15                 5/31/15
--------------------------------------------------------------------------------

Net Assets                              $1.9 Billion             $2.0 Billion
Net Asset Value Per Share                   $28.72                  $30.90


--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS AS OF 11/30/15
--------------------------------------------------------------------------------
    5/31/15-11/30/15*            1 YEAR            5 YEARS           10 YEARS

         -7.06%                  -1.99%              6.35%             5.59%


--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/15
--------------------------------------------------------------------------------
    1 YEAR                             5 YEARS                       10 YEARS

    0.56%                               4.40%                          4.94%


--------------------------------------------------------------------------------
                              EXPENSE RATIO AS OF 5/31/15**
--------------------------------------------------------------------------------

                                        1.12%


THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Total returns for periods of less than one year are not annualized. This return is cumulative.

**The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated October 1, 2015, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

================================================================================

8  | USAA INTERNATIONAL FUND

================================================================================

                       o CUMULATIVE PERFORMANCE COMPARISON o

                    [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                  USAA INTERNATIONAL     LIPPER INTERNATIONAL
                      FUND SHARES             FUNDS INDEX            MSCI EAFE INDEX
11/30/05               $10,000.00              $10,000.00              $10,000.00
12/31/05                10,459.15               10,499.83               10,465.34
01/31/06                11,180.63               11,192.30               11,107.90
02/28/06                11,158.22               11,140.86               11,083.33
03/31/06                11,485.35               11,536.22               11,448.61
04/30/06                12,005.17               12,084.55               11,995.39
05/31/06                11,579.46               11,532.28               11,529.56
06/30/06                11,655.64               11,476.47               11,528.80
07/31/06                11,906.58               11,578.58               11,642.92
08/31/06                12,318.86               11,896.04               11,963.04
09/30/06                12,341.26               11,956.76               11,981.53
10/31/06                12,592.21               12,390.68               12,447.54
11/30/06                12,955.19               12,810.37               12,819.53
12/31/06                13,319.73               13,218.58               13,221.97
01/31/07                13,605.85               13,339.33               13,311.43
02/28/07                13,541.72               13,320.54               13,418.84
03/31/07                13,783.45               13,708.78               13,760.89
04/30/07                14,257.04               14,266.87               14,372.04
05/31/07                14,479.03               14,688.93               14,624.20
06/30/07                14,493.83               14,735.52               14,642.07
07/31/07                14,148.51               14,537.32               14,426.42
08/31/07                14,217.57               14,393.01               14,200.98
09/30/07                14,760.23               15,253.60               14,960.74
10/31/07                15,184.49               16,007.75               15,548.55
11/30/07                14,784.89               15,344.50               15,037.26
12/31/07                14,496.01               15,101.63               14,698.81
01/31/08                13,450.01               13,823.21               13,340.96
02/29/08                13,603.22               13,845.77               13,532.09
03/31/08                13,740.57               13,678.65               13,389.71
04/30/08                14,358.66               14,460.65               14,116.48
05/31/08                14,665.06               14,677.20               14,253.94
06/30/08                13,423.60               13,418.09               13,088.14
07/31/08                13,048.52               12,951.66               12,668.07
08/31/08                12,610.05               12,430.44               12,154.72
09/30/08                11,310.48               10,792.90               10,397.27
10/31/08                 9,339.99                8,520.35                8,299.28
11/30/08                 8,626.82                7,966.20                7,850.69
12/31/08                 9,385.85                8,513.61                8,322.69
01/31/09                 8,328.91                7,647.15                7,505.96
02/28/09                 7,574.74                6,945.45                6,735.90
03/31/09                 8,158.25                7,461.21                7,162.80
04/30/09                 8,868.39                8,384.91                8,079.93
05/31/09                 9,925.33                9,521.40                9,035.83
06/30/09                 9,771.19                9,374.19                8,984.44
07/31/09                10,850.15               10,317.90                9,804.73
08/31/09                11,213.47               10,691.16               10,337.70
09/30/09                11,813.50               11,230.14               10,733.51
10/31/09                11,615.33               10,921.69               10,599.39
11/30/09                12,110.77               11,320.46               10,811.61
12/31/09                12,430.09               11,518.55               10,967.32
01/31/10                11,790.22               10,962.18               10,484.13
02/28/10                11,790.22               11,020.23               10,412.26
03/31/10                12,524.67               11,735.64               11,062.22
04/30/10                12,318.80               11,601.50               10,862.06
05/31/10                10,961.18               10,399.73                9,633.39
06/30/10                10,961.18               10,264.29                9,516.40
07/31/10                11,979.40               11,198.42               10,418.82
08/31/10                11,534.27               10,821.78               10,095.33
09/30/10                12,724.98               11,903.97               11,084.54
10/31/10                13,253.57               12,339.34               11,485.01
11/30/10                12,663.78               11,887.71               10,932.06
12/31/10                13,656.98               12,789.36               11,817.29
01/31/11                13,797.37               12,976.03               12,096.15
02/28/11                14,156.76               13,341.59               12,494.98
03/31/11                14,072.53               13,210.26               12,214.95
04/30/11                15,128.25               13,908.63               12,945.08
05/31/11                14,763.24               13,503.86               12,562.62
06/30/11                14,577.93               13,267.04               12,405.32
07/31/11                14,358.92               13,024.37               12,208.05
08/31/11                13,067.35               11,874.09               11,105.79
09/30/11                11,618.54               10,484.63               10,047.54
10/31/11                12,943.81               11,551.34               11,016.34
11/30/11                12,595.65               11,222.86               10,481.91
12/31/11                12,317.57               10,937.12               10,382.54
01/31/12                13,075.31               11,666.13               10,936.40
02/29/12                13,793.17               12,316.67               11,563.90
03/31/12                14,038.16               12,310.81               11,510.17
04/30/12                13,821.66               12,101.54               11,284.88
05/31/12                12,300.48               10,850.76                9,989.23
06/30/12                13,058.22               11,464.90               10,689.59
07/31/12                13,126.59               11,578.63               10,810.82
08/31/12                13,451.33               11,912.23               11,101.15
09/30/12                13,867.24               12,277.03               11,429.54
10/31/12                14,009.67               12,362.26               11,524.66
11/30/12                14,380.00               12,631.17               11,803.15
12/31/12                15,035.61               13,092.19               12,180.48
01/31/13                15,537.57               13,628.67               12,822.98
02/28/13                15,451.03               13,461.47               12,701.35
03/31/13                15,497.18               13,596.63               12,805.63
04/30/13                15,826.05               14,097.39               13,472.88
05/31/13                15,739.51               13,961.83               13,147.55
06/30/13                15,254.86               13,520.76               12,680.43
07/31/13                16,126.07               14,266.09               13,349.57
08/31/13                15,774.12               14,011.16               13,172.98
09/30/13                16,818.42               14,967.07               14,146.83
10/31/13                17,233.84               15,443.34               14,622.50
11/30/13                17,481.93               15,592.96               14,734.48
12/31/13                17,745.77               15,871.06               14,954.95
01/31/14                16,733.72               15,174.06               14,352.78
02/28/14                17,681.79               16,008.60               15,150.68
03/31/14                17,536.38               15,938.45               15,054.12
04/30/14                17,862.09               16,103.26               15,271.74
05/31/14                18,176.18               16,373.27               15,519.76
06/30/14                18,228.53               16,532.58               15,669.40
07/31/14                17,693.42               16,118.52               15,361.45
08/31/14                17,827.20               16,219.80               15,338.31
09/30/14                17,373.52               15,625.53               14,748.70
10/31/14                17,164.13               15,535.50               14,534.55
11/30/14                17,577.09               15,736.89               14,732.25
12/31/14                16,843.11               15,199.02               14,221.91
01/31/15                17,035.06               15,281.56               14,291.43
02/28/15                18,042.77               16,135.31               15,145.78
03/31/15                17,850.82               15,969.43               14,915.70
04/30/15                18,576.61               16,546.72               15,524.69
05/31/15                18,534.62               16,579.50               15,445.23
06/30/15                17,982.78               16,149.35               15,007.61
07/31/15                18,318.69               16,254.76               15,319.21
08/31/15                16,969.08               15,132.09               14,192.29
09/30/15                16,369.25               14,460.15               13,471.67
10/31/15                17,364.96               15,432.05               14,524.74
11/30/15                17,226.99               15,299.71               14,298.78

                                  [END CHART]

                     Data from 11/30/05 through 11/30/15.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA International Fund Shares to the following benchmarks:

o The unmanaged Lipper International Funds Index tracks the total return performance of the 30 largest funds within the Lipper International Funds category.

o The unmanaged MSCI EAFE Index reflects the movements of stock markets in Europe, Australasia, and the Far East by representing a broad selection of domestically listed companies within each market.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except the Lipper International Funds Index reflects the fees and expenses of the underlying funds included in the composite.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

USAA INTERNATIONAL FUND INSTITUTIONAL SHARES (INSTITUTIONAL SHARES) (Ticker Symbol: UIIFX)


--------------------------------------------------------------------------------
                                        11/30/15                  5/31/15
--------------------------------------------------------------------------------

Net Assets                            $1.5 Billion              $1.7 Billion
Net Asset Value Per Share                $28.66                    $30.82


--------------------------------------------------------------------------------
                 AVERAGE ANNUAL TOTAL RETURNS AS OF 11/30/15
--------------------------------------------------------------------------------
    5/31/15-11/30/15*       1 YEAR       5 YEARS     SINCE INCEPTION 8/01/08

        -7.01%              -1.87%        6.53%              4.33%


--------------------------------------------------------------------------------
                 AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/15
--------------------------------------------------------------------------------
     1 YEAR                    5 YEARS               SINCE INCEPTION 8/01/08

     0.70%                      4.59%                        4.04%


--------------------------------------------------------------------------------
                                EXPENSE RATIO AS OF 5/31/15**
--------------------------------------------------------------------------------

                                           0.99%


THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Total returns for periods of less than one year are not annualized. This return is cumulative.

**The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated October 1, 2015, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds).

================================================================================

10  | USAA INTERNATIONAL FUND

================================================================================

                     o CUMULATIVE PERFORMANCE COMPARISON o

                [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                USAA INTERNATIONAL      LIPPER INTERNATIONAL
             FUND INSTITUTIONAL SHARES      FUNDS INDEX           MSCI EAFE INDEX
07/31/08             $10,000.00             $10,000.00              $10,000.00
08/31/08               9,823.05               9,597.57                9,594.76
09/30/08               8,810.70               8,333.22                8,207.46
10/31/08               7,275.72               6,578.58                6,551.33
11/30/08               6,720.16               6,150.72                6,197.23
12/31/08               7,311.08               6,573.37                6,569.82
01/31/09               6,494.44               5,904.38                5,925.10
02/28/09               5,909.89               5,362.59                5,317.23
03/31/09               6,369.79               5,760.81                5,654.21
04/30/09               6,924.25               6,474.00                6,378.18
05/31/09               7,753.78               7,351.49                7,132.76
06/30/09               7,633.44               7,237.83                7,092.19
07/31/09               8,480.16               7,966.47                7,739.72
08/31/09               8,763.84               8,254.66                8,160.43
09/30/09               9,240.93               8,670.81                8,472.88
10/31/09               9,086.19               8,432.65                8,367.01
11/30/09               9,477.32               8,740.54                8,534.53
12/31/09               9,730.40               8,893.49                8,657.45
01/31/10               9,229.06               8,463.92                8,276.03
02/28/10               9,233.42               8,508.74                8,219.29
03/31/10               9,813.23               9,061.11                8,732.36
04/30/10               9,651.93               8,957.53                8,574.36
05/31/10               8,592.57               8,029.65                7,604.46
06/30/10               8,596.93               7,925.08                7,512.11
07/31/10               9,399.08               8,646.32                8,224.47
08/31/10               9,050.32               8,355.51                7,969.11
09/30/10               9,987.61               9,191.07                8,749.98
10/31/10              10,406.13               9,527.22                9,066.10
11/30/10               9,948.38               9,178.53                8,629.62
12/31/10              10,725.11               9,874.69                9,328.41
01/31/11              10,839.87              10,018.81                9,548.53
02/28/11              11,126.75              10,301.06                9,863.36
03/31/11              11,060.55              10,199.66                9,642.31
04/30/11              11,890.31              10,738.87               10,218.67
05/31/11              11,612.25              10,426.35                9,916.76
06/30/11              11,466.60              10,243.50                9,792.59
07/31/11              11,298.89              10,056.14                9,636.86
08/31/11              10,283.75               9,168.00                8,766.75
09/30/11               9,145.04               8,095.20                7,931.39
10/31/11              10,191.06               8,918.81                8,696.14
11/30/11               9,913.01               8,665.19                8,274.27
12/31/11               9,699.46               8,444.57                8,195.83
01/31/12              10,296.70               9,007.43                8,633.04
02/29/12              10,866.99               9,509.72                9,128.38
03/31/12              11,055.59               9,505.19                9,085.97
04/30/12              10,889.44               9,343.62                8,908.12
05/31/12               9,694.97               8,377.89                7,885.35
06/30/12              10,292.21               8,852.07                8,438.21
07/31/12              10,350.58               8,939.88                8,533.91
08/31/12              10,606.54               9,197.45                8,763.09
09/30/12              10,934.35               9,479.11                9,022.31
10/31/12              11,046.61               9,544.92                9,097.40
11/30/12              11,342.98               9,752.54                9,317.24
12/31/12              11,860.98              10,108.50                9,615.10
01/31/13              12,262.74              10,522.72               10,122.28
02/28/13              12,194.26              10,393.62               10,026.26
03/31/13              12,235.35              10,497.98               10,108.58
04/30/13              12,495.58              10,884.62               10,635.30
05/31/13              12,427.10              10,779.95               10,378.49
06/30/13              12,043.60              10,439.40               10,009.75
07/31/13              12,737.55              11,014.87               10,537.96
08/31/13              12,463.62              10,818.04               10,398.57
09/30/13              13,285.40              11,556.10               11,167.31
10/31/13              13,618.67              11,923.83               11,542.80
11/30/13              13,810.42              12,039.35               11,631.19
12/31/13              14,025.60              12,254.07               11,805.23
01/31/14              13,223.34              11,715.92               11,329.88
02/28/14              13,979.49              12,360.27               11,959.74
03/31/14              13,864.22              12,306.10               11,883.51
04/30/14              14,122.42              12,433.36               12,055.30
05/31/14              14,371.39              12,641.83               12,251.08
06/30/14              14,412.89              12,764.83               12,369.21
07/31/14              13,993.32              12,445.13               12,126.12
08/31/14              14,099.37              12,523.34               12,107.85
09/30/14              13,744.35              12,064.50               11,642.42
10/31/14              13,582.97              11,994.99               11,473.37
11/30/14              13,905.72              12,150.48               11,629.43
12/31/14              13,327.16              11,735.19               11,226.57
01/31/15              13,484.28              11,798.92               11,281.45
02/28/15              14,279.44              12,458.10               11,955.87
03/31/15              14,131.84              12,330.02               11,774.25
04/30/15              14,707.96              12,775.75               12,254.98
05/31/15              14,674.64              12,801.06               12,192.25
06/30/15              14,241.35              12,468.94               11,846.80
07/31/15              14,507.99              12,550.33               12,092.78
08/31/15              13,441.43              11,683.51               11,203.20
09/30/15              12,965.29              11,164.70               10,634.35
10/31/15              13,755.68              11,915.11               11,465.63
11/30/15              13,646.18              11,812.93               11,287.26

                                [END CHART]

                   Data from 7/31/08 through 11/30/15.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA International Fund Institutional Shares to the Fund's benchmarks listed above (see page 9 for benchmark definitions).

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except the Lipper International Funds Index reflects the fees and expenses of the underlying funds included in the composite.

*The performance of the Lipper International Funds Index and the MSCI EAFE Index is calculated from the end of the month, July 31, 2008, while the inception date of the Institutional Shares is August 1, 2008. There may be a slight variation of performance numbers because of this difference.

================================================================================

                                                       INVESTMENT OVERVIEW |  11

================================================================================

USAA INTERNATIONAL FUND ADVISER SHARES (ADVISER SHARES)
(Ticker Symbol: UAIFX)

--------------------------------------------------------------------------------
                                         11/30/15                  5/31/15
--------------------------------------------------------------------------------
Net Assets                             $6.9 Million             $7.5 Million
Net Asset Value Per Share                 $28.56                   $30.77

--------------------------------------------------------------------------------
                AVERAGE ANNUAL TOTAL RETURNS AS OF 11/30/15
--------------------------------------------------------------------------------
   5/31/15-11/30/15*        1 YEAR      5 YEARS      SINCE INCEPTION 8/01/10
       -7.18%               -2.25%       5.99%               6.11%

--------------------------------------------------------------------------------
                AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/15
--------------------------------------------------------------------------------
     1 YEAR                        5 YEARS           SINCE INCEPTION 8/01/10
      0.29%                         4.06%                    5.68%

--------------------------------------------------------------------------------
                        EXPENSE RATIOS AS OF 5/31/15**
--------------------------------------------------------------------------------
     BEFORE REIMBURSEMENT        1.51%       AFTER REIMBURSEMENT     1.35%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Total returns for periods of less than one year are not annualized. This return is cumulative.

**The expense ratios represent the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated October 1, 2015, and are calculated as a percentage of average net assets. USAA Asset Management Company (the Manager) has agreed, through October 1, 2016, to make payments or waive management, administration, and other fees so that the total annual operating expenses of the Adviser Shares (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 1.35% of the Adviser Shares' average net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund's Board of Trustees and may be changed or terminated by the Manager at any time after October 1, 2016. If the total annual operating expense ratio of the Adviser Shares is lower than 1.35%, the Adviser Shares will operate at the lower expense ratio. These expense ratios may differ from the expense ratios disclosed in the Financial Highlights, which excludes acquired fund fees and expenses. Prior to October 1, 2015, the expense limitation was 1.40% of the Adviser Shares' net assets.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

================================================================================

12  | USAA INTERNATIONAL FUND

================================================================================

                   o CUMULATIVE PERFORMANCE COMPARISON o

               [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                    USAA INTERNATIONAL FUND   LIPPER INTERNATIONAL
                  MSCI EAFE INDEX        ADVISER SHARES            FUNDS INDEX
07/31/10            $10,000.00             $10,000.00               $10,000.00
08/31/10              9,689.52               9,345.96                 9,663.67
09/30/10             10,638.96              10,311.23                10,630.04
10/31/10             11,023.33              10,735.23                11,018.82
11/30/10             10,492.61              10,257.10                10,615.53
12/31/10             11,342.26              11,055.63                11,420.69
01/31/11             11,609.90              11,164.83                11,587.38
02/28/11             11,992.70              11,456.00                11,913.82
03/31/11             11,723.92              11,383.21                11,796.54
04/30/11             12,424.71              12,229.44                12,420.17
05/31/11             12,057.62              11,933.72                12,058.72
06/30/11             11,906.65              11,783.58                11,847.24
07/31/11             11,717.31              11,597.04                11,630.55
08/31/11             10,659.35              10,555.17                10,603.36
09/30/11              9,643.65               9,381.37                 9,362.60
10/31/11             10,573.50              10,445.98                10,315.16
11/30/11             10,060.55              10,159.35                10,021.82
12/31/11              9,965.17               9,936.22                 9,766.67
01/31/12             10,496.77              10,543.43                10,417.66
02/29/12             11,099.05              11,123.04                10,998.58
03/31/12             11,047.48              11,311.65                10,993.34
04/30/12             10,831.24              11,136.85                10,806.48
05/31/12              9,587.68               9,908.62                 9,689.55
06/30/12             10,259.88              10,515.83                10,237.97
07/31/12             10,376.24              10,571.03                10,339.53
08/31/12             10,654.90              10,824.04                10,637.43
09/30/12             10,970.09              11,155.25                10,963.18
10/31/12             11,061.38              11,265.65                11,039.29
11/30/12             11,328.69              11,560.05                11,279.42
12/31/12             11,690.85              12,085.40                11,691.11
01/31/13             12,307.51              12,485.46                12,170.17
02/28/13             12,190.77              12,411.03                12,020.87
03/31/13             12,293.00              12,448.24                12,141.56
04/30/13             12,931.29              12,708.74                12,588.74
05/31/13             12,619.03              12,634.32                12,467.68
06/30/13             12,170.70              12,238.91                12,073.82
07/31/13             12,812.94              12,936.68                12,739.38
08/31/13             12,643.45              12,652.92                12,511.73
09/30/13             13,578.15              13,485.60                13,365.34
10/31/13             14,034.70              13,815.88                13,790.65
11/30/13             14,142.18              14,001.95                13,924.25
12/31/13             14,353.79              14,210.96                14,172.60
01/31/14             13,775.82              13,397.84                13,550.18
02/28/14             14,541.65              14,154.88                14,295.41
03/31/14             14,448.96              14,038.05                14,232.77
04/30/14             14,657.84              14,299.75                14,379.95
05/31/14             14,895.89              14,547.42                14,621.06
06/30/14             15,039.52              14,584.81                14,763.32
07/31/14             14,743.95              14,150.21                14,393.57
08/31/14             14,721.27              14,253.02                14,484.01
09/30/14             14,155.83              13,883.84                13,953.34
10/31/14             13,950.29              13,715.61                13,872.95
11/30/14             14,140.04              14,038.05                14,052.78
12/31/14             13,650.21              13,452.91                13,572.47
01/31/15             13,716.94              13,601.85                13,646.18
02/28/15             14,536.95              14,404.22                14,408.56
03/31/15             14,316.11              14,250.47                14,260.44
04/30/15             14,900.63              14,827.03                14,775.94
05/31/15             14,824.35              14,783.77                14,805.21
06/30/15             14,404.33              14,341.76                14,421.10
07/31/15             14,703.41              14,606.01                14,515.23
08/31/15             13,621.78              13,524.98                13,512.70
09/30/15             12,930.13              13,044.52                12,912.67
10/31/15             13,940.87              13,832.47                13,780.56
11/30/15             13,723.99              13,721.95                13,662.39

                                  [END CHART]

                   Data from 7/31/10 through 11/30/15.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA International Fund Adviser Shares to the Fund's benchmarks listed above (see page 9 for benchmark definitions).

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except the Lipper International Funds Index reflects the fees and expenses of the underlying funds included in the composite.

*The performance of the MSCI EAFE Index and the Lipper International Funds Index is calculated from the end of the month, July 31, 2010, while the inception date of the Adviser Shares is August 1, 2010. There may be a slight variation of performance numbers because of this difference.

================================================================================

                                                       INVESTMENT OVERVIEW |  13

================================================================================

                           o TOP 10 INDUSTRIES - 11/30/15 o
                                 (% of Net Assets)

     Pharmaceuticals ...................................................... 8.4%
     Diversified Banks .................................................... 7.6%
     Packaged Foods & Meat ................................................ 4.6%
     Restaurants .......................................................... 3.5%
     Auto Parts & Equipment ............................................... 3.0%
     Distillers & Vintners ................................................ 2.8%
     Industrial Gases ..................................................... 2.7%
     Life & Health Insurance .............................................. 2.7%
     Electrical Components & Equipment .................................... 2.4%
     Apparel, Accessories & Luxury Goods .................................. 2.3%

                           o TOP 10 EQUITY HOLDINGS - 11/30/15 o
                                   (% of Net Assets)

     Bayer AG ............................................................. 2.5%
     Nestle S.A. .......................................................... 2.4%
     Roche Holding AG ..................................................... 2.2%
     Compass Group plc .................................................... 2.1%
     WPP plc .............................................................. 2.1%
     UBS Group AG ......................................................... 1.9%
     Hoya Corp. ........................................................... 1.8%
     DANONE S.A. .......................................................... 1.6%
     Taiwan Semiconductor Manufacturing Co., Ltd. ADR ..................... 1.6%
     Reckitt Benckiser Group plc .......................................... 1.6%

You will find a complete list of securities that the Fund owns on pages 16-36.

================================================================================

14  | USAA INTERNATIONAL FUND

================================================================================

                         o COUNTRY ALLOCATION - 11/30/15 o

                         [PIE CHART OF COUNTRY ALLOCATION]

United Kingdom                                                             18.7%
France                                                                     12.2%
Switzerland                                                                 9.9%
Germany                                                                     9.6%
Netherlands                                                                 4.6%
Canada                                                                      3.4%
Other*                                                                     20.5%
Japan                                                                      20.7%

                                  [END CHART]

* Includes countries that represent less than 3% of portfolio and money market instruments.

Percentages are of the net assets of the Fund and may not equal 100%.

================================================================================

                                                       INVESTMENT OVERVIEW |  15

================================================================================

PORTFOLIO OF INVESTMENTS

November 30, 2015 (unaudited)

-----------------------------------------------------------------------------------------
                                                                                   MARKET
NUMBER                                                                              VALUE
OF SHARES      SECURITY                                                             (000)
-----------------------------------------------------------------------------------------
               EQUITY SECURITIES (98.5%)
               COMMON STOCKS (98.4%)

               CONSUMER DISCRETIONARY (18.5%)
               ------------------------------
               ADVERTISING (2.3%)
    265,882    APN Outdoor Group Ltd.(a)                                       $    1,036
     46,700    Gendai Agency, Inc.(a)                                                 236
     58,844    Stroeer SE(a)                                                        3,489
  3,061,875    WPP plc(a)                                                          70,786
                                                                               ----------
                                                                                   75,547
                                                                               ----------
               APPAREL RETAIL (1.2%)
      39,600   Adastria Co., Ltd.(a)                                                2,338
     790,597   Hennes & Mauritz AB "B"(a)                                          29,304
     166,700   Honeys Co., Ltd.(a)                                                  1,404
     245,500   Nishimatsuya Chain Co., Ltd.(a)                                      2,237
      62,600   Pal Co., Ltd.(a)                                                     1,558
      21,600   Shimamura Co., Ltd.(a)                                               2,636
                                                                               ----------
                                                                                   39,477
                                                                               ----------
               APPAREL, ACCESSORIES & LUXURY GOODS (2.3%)
 89,226,800    Global Brands Group Holding Ltd.*(a)                                17,266
    458,000    Gunze Ltd.(a)                                                        1,382
     13,399    Hermes International(a)                                              4,715
 21,806,800    Li & Fung Ltd.(a)                                                   14,904
    228,391    LVMH Moet Hennessy Louis Vuitton SE(a)                              38,268
                                                                               ----------
                                                                                   76,535
                                                                               ----------
               AUTO PARTS & EQUIPMENT (3.0%)
    192,000    Aisan Industry Co., Ltd.(a)                                          2,079
     60,868    Brembo S.p.A.(a)                                                     2,791
    218,129    Delphi Automotive plc                                               19,169
  1,068,400    Denso Corp.(a)                                                      51,024
    116,100    Exedy Corp.(a)                                                       2,797
     30,473    Faurecia(a)                                                          1,143
     60,400    G-Tekt Corp.(a)                                                        872
     59,300    Imasen Electric Industrial Co., Ltd.(a)                                645
    133,600    Kasai Kogyo Co., Ltd.(a)                                             2,022
    202,000    Keihin Corp.(a)                                                      3,313

================================================================================

16  | USAA INTERNATIONAL FUND

================================================================================

-----------------------------------------------------------------------------------------
                                                                                   MARKET
NUMBER                                                                              VALUE
OF SHARES      SECURITY                                                             (000)
-----------------------------------------------------------------------------------------
     15,559    Montupet S.A.(a)                                                $    1,174
    185,000    Nissin Kogyo Co., Ltd.(a)                                            2,873
    237,800    Sumitomo Riko Co., Ltd.(a)                                           2,046
    147,700    Takata Corp.*(a)                                                     1,059
    110,500    Tokai Rika Co., Ltd.(a)                                              2,555
    156,800    Toyoda Gosei Co., Ltd.(a)                                            3,733
                                                                               ----------
                                                                                   99,295
                                                                               ----------
               AUTOMOBILE MANUFACTURERS (1.7%)
  1,559,400    Honda Motor Co., Ltd.(a)                                            50,957
     75,981    Peugeot S.A.*(a)                                                     1,355
     30,037    Renault S.A.(a)                                                      3,026
                                                                               ----------
                                                                                   55,338
                                                                               ----------
               BROADCASTING (0.7%)
    112,576    Mediaset Espana Comunicacion S.A.(a)                                 1,290
    133,846    M6 Metropole Television S.A.(a)                                      2,485
    348,521    ProSiebenSat.1 Media AG(a)                                          18,298
     85,114    RAI Way S.p.A.(a),(b)                                                  460
                                                                               ----------
                                                                                   22,533
                                                                               ----------
               CABLE & SATELLITE (1.4%)
    516,176    NOS SGPS S.A.(a)                                                     3,980
  2,551,207    Sky plc(a)                                                          42,497
                                                                               ----------
                                                                                   46,477
                                                                               ----------
               CASINOS & GAMING (0.4%)
     49,108    Betfair Group plc(a)                                                 2,708
     49,315    Betsson AB(a)                                                          834
     43,824    Evolution Gaming Group AB*(a),(b)                                    1,460
    274,269    Star Entertainment Group Ltd.(a)                                       958
     67,733    Unibet Group plc(a)                                                  6,288
                                                                               ----------
                                                                                   12,248
                                                                               ----------
               CATALOG RETAIL (0.1%)
    992,882    Home Retail Group plc(a)                                             1,537
                                                                               ----------
               COMPUTER & ELECTRONICS RETAIL (0.1%)
    532,500    EDION Corp.(a)                                                       4,247
                                                                               ----------
               CONSUMER ELECTRONICS (0.4%)
    160,300    Foster Electric Co., Ltd.(a)                                         3,805
    115,060    Funai Electric Co., Ltd.(a)                                            910
    278,600    Nikon Corp.(a)                                                       3,742
  1,220,600    Pioneer Corp.*(a)                                                    3,784
                                                                               ----------
                                                                                   12,241
                                                                               ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

-----------------------------------------------------------------------------------------
                                                                                   MARKET
NUMBER                                                                              VALUE
OF SHARES      SECURITY                                                             (000)
-----------------------------------------------------------------------------------------
               DEPARTMENT STORES (0.0%)
  4,572,000    New World Department Store China Ltd.(a)                        $      731
                                                                               ----------
               EDUCATION SERVICES (0.0%)
     53,400    Benesse Holdings Inc.(a)                                             1,355
                                                                               ----------
               FOOTWEAR (0.0%)
  7,176,000    Daphne International Holdings Ltd.*(a)                               1,340
                                                                               ----------
               HOME FURNISHINGS (0.0%)
  1,310,800    Man Wah Holdings Ltd.(a)                                             1,522
                                                                               ----------
               HOME IMPROVEMENT RETAIL (0.1%)
    346,300    DCM Holdings Co., Ltd.(a)                                            2,377
                                                                               ----------
               HOMEBUILDING (0.5%)
    241,322    Bellway plc(a)                                                       9,508
    312,209    Crest Nicholson Holdings plc(a)                                      2,523
    274,100    Haseko Corp.(a)                                                      3,067
     20,400    Pressance Corp.(a)                                                     705
                                                                               ----------
                                                                                   15,803
                                                                               ----------
               HOMEFURNISHING RETAIL (0.2%)
     945,486   Howden Joinery Group plc(a)                                          7,400
                                                                               ----------
               INTERNET RETAIL (0.0%)
     653,084   Qliro Group AB*(a)                                                     852
                                                                               ----------
               LEISURE FACILITIES (0.0%)
     202,000   Tokyo Dome Corp.(a)                                                    954
                                                                               ----------
               MOVIES & ENTERTAINMENT (0.2%)
     104,100   Avex Group Holdings, Inc.(a)                                         1,245
     561,850   Cineworld Group plc(a)                                               4,616
      13,043   Kinepolis Group N.V.(a)                                                527
                                                                               ----------
                                                                                    6,388
                                                                               ----------
               PUBLISHING (0.0%)
     38,700    Proto Corp.(a)                                                         527
                                                                               ----------
               RESTAURANTS (3.5%)
  4,210,974    Compass Group plc(a)                                                73,188
    107,888    Domino's Pizza Group plc(a)                                          1,707
     61,800    Kura Corp.(a)                                                        2,100
    556,266    Yum! Brands, Inc.                                                   40,335
                                                                               ----------
                                                                                  117,330
                                                                               ----------
               SPECIALIZED CONSUMER SERVICES (0.0%)
      39,025   Dignity plc(a)                                                       1,459
                                                                               ----------

================================================================================

18  | USAA INTERNATIONAL FUND

================================================================================

-----------------------------------------------------------------------------------------
                                                                                   MARKET
NUMBER                                                                              VALUE
OF SHARES      SECURITY                                                             (000)
-----------------------------------------------------------------------------------------
               SPECIALTY STORES (0.4%)
     19,137    Grandvision N.V.(a)                                             $      520
    148,444    JD Sports Fashion plc(a)                                             2,169
    287,621    WH Smith plc(a)                                                      7,516
    131,500    Xebio Holdings Co., Ltd.(a)                                          2,508
                                                                               ----------
                                                                                   12,713
                                                                               ----------
               Total Consumer Discretionary                                       616,226
                                                                               ----------
               CONSUMER STAPLES (13.8%)
               ------------------------
               AGRICULTURAL PRODUCTS (0.0%)
    113,800    Chubu Shiryo Co., Ltd.(a)                                            1,016
                                                                               ----------
               BREWERS (0.8%)
    153,059    Carlsberg A/S "B"(a)                                                12,992
    158,386    Heineken N.V.(a)                                                    14,072
                                                                               ----------
                                                                                   27,064
                                                                               ----------
               DISTILLERS & VINTNERS (2.8%)
  1,525,688    Diageo plc(a)                                                       43,797
    434,487    Pernod Ricard S.A.(a)                                               49,405
                                                                               ----------
                                                                                   93,202
                                                                               ----------
               DRUG RETAIL (0.1%)
    124,600    Cawachi Ltd.(a)                                                      2,470
                                                                               ----------
               FOOD DISTRIBUTORS (0.1%)
     54,953    MARR S.p.A.(a)                                                       1,125
    959,000    Yamatane Corp.(a)                                                    1,559
                                                                               ----------
                                                                                    2,684
                                                                               ----------
               FOOD RETAIL (0.8%)
    248,308    Greggs plc(a)                                                        4,649
  1,216,840    J Sainsbury plc(a)                                                   4,651
     36,708    Kesko Oyj "B"(a)                                                     1,218
    298,919    Loblaw Companies Ltd.                                               15,091
     64,600    Ministop Co., Ltd.(a)                                                1,199
                                                                               ----------
                                                                                   26,808
                                                                               ----------
               HOUSEHOLD PRODUCTS (1.6%)
    558,726    Reckitt Benckiser Group plc(a)                                      52,425
                                                                               ----------
               HYPERMARKETS & SUPER CENTERS (0.1%)
     84,921    Metro AG(a)                                                          2,831
                                                                               ----------
               PACKAGED FOODS & MEAT (4.6%)
    105,035    Austevoll Seafood ASA(a)                                               649
     69,952    Bakkafrost P/F(a)                                                    1,903
     27,193    Corbion N.V.(a)                                                        648
    769,950    DANONE S.A.(a)                                                      53,888

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

-----------------------------------------------------------------------------------------
                                                                                   MARKET
NUMBER                                                                              VALUE
OF SHARES      SECURITY                                                             (000)
-----------------------------------------------------------------------------------------
      2,285    Emmi AG(a)                                                      $      940
     26,000    Fujicco Co., Ltd.(a)                                                   466
     68,672    La Doria S.p.A.(a)                                                     962
    148,000    Marudai Food Co., Ltd.(a)                                              556
    366,000    Mitsui Sugar Co., Ltd.(a)                                            1,627
  1,074,740    Nestle S.A.(a)                                                      79,640
    226,700    Nippon Suisan Kaisha Ltd.(a)                                           780
    405,000    Nisshin Oillio Group Ltd.(a)                                         1,570
     53,459    Salmar ASA(a)                                                          896
     24,477    Schouw & Co.(a)                                                      1,419
    332,864    Suedzucker AG(a)                                                     6,288
     53,600    Warabeya Nichiyo Co., Ltd.(a)                                        1,034
    141,192    Wessanen N.V.(a)                                                     1,379
                                                                               ----------
                                                                                  154,645
                                                                               ----------
               PERSONAL PRODUCTS (1.9%)
     480,146   Beiersdorf AG(a)                                                    44,702
      57,583   Blackmores Ltd.(a)                                                   7,669
      59,221   L'Oreal S.A.(a)                                                     10,477
     135,686   Oriflame Holding AG*(a)                                              2,302
                                                                               ----------
                                                                                   65,150
                                                                               ----------
               SOFT DRINKS (0.0%)
     76,898    Fevertree Drinks plc(a)                                                667
                                                                               ----------
               TOBACCO (1.0%)
    901,700    Japan Tobacco, Inc.(a)                                              32,343
                                                                               ----------
               Total Consumer Staples                                             461,305
                                                                               ----------
               ENERGY (3.7%)
               -------------
               COAL & CONSUMABLE FUELS (0.0%)
  5,844,300    Harum Energy Tbk PT*(a)                                                292
  1,284,500    Indo Tambangraya Megah Tbk PT(a)                                       635
                                                                               ----------
                                                                                      927
                                                                               ----------
               INTEGRATED OIL & GAS (2.3%)
  1,036,883    BG Group plc(a)                                                     16,108
  1,749,603    BP plc(a)                                                           10,152
    362,728    ENI S.p.A.(a)                                                        5,880
    785,715    Gazprom PAO ADR                                                      3,237
     94,334    Lukoil PJSC ADR                                                      3,611
    390,705    Petroleo Brasileiro S.A. ADR*                                        1,864
    123,120    Royal Dutch Shell plc "B"(a)                                         3,063
     83,030    Statoil ASA(a)                                                       1,280
    721,713    Suncor Energy, Inc.                                                 19,942
    197,681    Total S.A.(a)                                                        9,807
                                                                               ----------
                                                                                   74,944
                                                                               ----------

================================================================================

20  | USAA INTERNATIONAL FUND

================================================================================

-----------------------------------------------------------------------------------------
                                                                                   MARKET
NUMBER                                                                              VALUE
OF SHARES      SECURITY                                                             (000)
-----------------------------------------------------------------------------------------
               OIL & GAS EQUIPMENT & SERVICES (0.1%)
    165,237    John Wood Group plc(a)                                          $    1,390
                                                                               ----------
               OIL & GAS EXPLORATION & PRODUCTION (1.1%)
    137,900    Encana Corp.                                                         1,148
  2,898,500    INPEX Corp.(a)                                                      28,887
    249,300    Japan Petroleum Exploration Co., Ltd.(a)                             6,944
    170,200    Painted Pony Petroleum Ltd.*                                           574
     21,400    Petro Rio S.A.*                                                         11
                                                                               ----------
                                                                                   37,564
                                                                               ----------
               OIL & GAS REFINING & MARKETING (0.0%)
    527,072    Saras S.p.A*(a)                                                      1,054
                                                                               ----------
               OIL & GAS STORAGE & TRANSPORTATION (0.2%)
    143,001    BW LPG Ltd.(a),(b)                                                   1,232
    613,766    d'Amico International Shipping S.A.*(a)                                457
    122,899    Euronav N.V.(a)                                                      1,569
    173,900    Ship Finance International Ltd.                                      3,012
                                                                               ----------
                                                                                    6,270
                                                                               ----------
               Total Energy                                                       122,149
                                                                               ----------
               FINANCIALS (16.7%)
               ------------------
               ASSET MANAGEMENT & CUSTODY BANKS (1.0%)
    110,951    Anima Holding S.p.A.(a),(b)                                          1,018
     14,888    Banca Generali S.p.A.(a)                                               453
    596,484    Julius Baer Group Ltd.*(a)                                          28,483
     80,342    Magellan Financial Group Ltd.(a)                                     1,511
    427,000    Uranium Participation Corp.*                                         1,736
                                                                               ----------
                                                                                   33,201
                                                                               ----------
               CONSUMER FINANCE (0.3%)
    186,647    Provident Financial plc(a)                                          10,041
                                                                               ----------
               DIVERSIFIED BANKS (7.1%)
    204,822    Alpha Bank S.A.*(c)                                                    508
    261,931    Banca Popolare dell'Emilia Romagna SC(a)                             2,011
    644,510    Banco Popular Espanol(a)                                             2,264
  7,033,676    Barclays plc(a)                                                     23,643
    105,663    BNP Paribas S.A.(a)                                                  6,257
    213,600    Dah Sing Financial Holdings Ltd.(a)                                  1,106
  2,673,600    DBS Group Holdings Ltd.(a)                                          31,220
  6,287,939    HSBC Holdings plc(a)                                                50,106
  3,415,047    ING Groep N.V.(a)                                                   46,839
  1,312,296    Itau Unibanco Holding S.A. ADR                                       9,291

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

-----------------------------------------------------------------------------------------
                                                                                   MARKET
NUMBER                                                                              VALUE
OF SHARES      SECURITY                                                             (000)
-----------------------------------------------------------------------------------------
     84,205    KB Financial Group, Inc.(a)                                     $    2,564
    253,344    KBC Groep N.V.(a)                                                   15,111
  1,022,000    Mitsubishi UFJ Financial Group, Inc.(a)                              6,569
  2,915,100    Mizuho Financial Group, Inc.(a)                                      5,890
    112,948    OTP Bank plc(a)                                                      2,329
     44,224    Shinhan Financial Group Co., Ltd.(a)                                 1,589
    106,823    Societe Generale S.A.(a)                                             5,091
  1,671,446    Standard Chartered plc(a)                                           14,027
    156,800    Sumitomo Mitsui Financial Group, Inc.(a)                             5,989
    536,874    UniCredit S.p.A.(a)                                                  3,147
                                                                               ----------
                                                                                  235,551
                                                                               ----------
               DIVERSIFIED CAPITAL MARKETS (1.9%)
  3,256,068    UBS Group AG(a)                                                     62,380
                                                                               ----------
               DIVERSIFIED REAL ESTATE ACTIVITIES (0.3%)
    178,323    Grand City Properties S.A.(a)                                        3,674
     81,100    Heiwa Real Estate Co., Ltd.(a)                                         997
    136,100    Leopalace21 Corp.*(a)                                                  797
      7,772    Mobimo Holding AG(a)                                                 1,655
     82,701    Patrizia Immobilien AG*(a)                                           2,057
     58,900    Raysum Co., Ltd.(a)                                                    492
     50,800    Shinoken Group Co., Ltd.(a)                                            730
                                                                               ----------
                                                                                   10,402
                                                                               ----------
               INVESTMENT BANKING & BROKERAGE (0.1%)
     120,500   Aizawa Securities Co., Ltd.(a)                                         733
      15,063   Flow Traders N.V.(a),(b)                                               679
      60,600   IwaiCosmo Holdings, Inc.(a)                                            724
     195,000   Toyo Securities Co., Ltd.(a)                                           627
                                                                               ----------
                                                                                    2,763
                                                                               ----------
               LIFE & HEALTH INSURANCE (2.7%)
  8,576,800    AIA Group Ltd.(a)                                                   51,345
    235,000    Dai-Ichi Life Insurance Co., Ltd.(a)                                 4,071
    185,585    Delta Lloyd N.V.(a)                                                  1,335
    972,109    Prudential plc(a)                                                   22,540
    831,704    Storebrand ASA*(a)                                                   3,062
    429,700    T&D Holdings, Inc.(a)                                                6,028
    137,119    TONGYANO Life Insurance Co., Ltd.(a)                                 1,531
                                                                               ----------
                                                                                   89,912
                                                                               ----------
               MULTI-LINE INSURANCE (0.2%)
     128,981   Ageas(a)                                                             5,640
                                                                               ----------

================================================================================

22  | USAA INTERNATIONAL FUND

================================================================================

-----------------------------------------------------------------------------------------
                                                                                   MARKET
NUMBER                                                                              VALUE
OF SHARES      SECURITY                                                             (000)
-----------------------------------------------------------------------------------------
               PROPERTY & CASUALTY INSURANCE (0.3%)
    370,590    Admiral Group plc(a)                                            $    9,048
     83,920    Alm. Brand A/S(a)                                                      541
                                                                               ----------
                                                                                    9,589
                                                                               ----------
               REAL ESTATE DEVELOPMENT (0.3%)
     31,799    ADLER Real Estate AG*(a)                                               473
     53,193    Nexity S.A.(a)                                                       2,269
    176,876    St. Modwen Properties plc(a)                                         1,152
    320,400    Tosei Corp.(a)                                                       1,973
    779,600    Wing Tai Holdings Ltd.(a)                                              937
  2,456,200    Yanlord Land Group Ltd.(a)                                           1,828
                                                                               ----------
                                                                                    8,632
                                                                               ----------
               REAL ESTATE OPERATING COMPANIES (0.1%)
     80,219    Dios Fastigheter AB(a)                                                 591
    106,419    Entra ASA(a),(b)                                                       891
    319,971    Sponda OYJ(a)                                                        1,297
     92,172    Wihlborgs Fastigheter AB(a)                                          1,817
                                                                               ----------
                                                                                    4,596
                                                                               ----------
               REAL ESTATE SERVICES (0.1%)
    235,771    Savills plc(a)                                                       3,189
                                                                               ----------
               REGIONAL BANKS (0.6%)
     11,500    Bank of Iwate Ltd.(a)                                                  500
    425,000    Bank of Nagoya, Ltd.(a)                                              1,562
    120,000    Eighteenth Bank Ltd.(a)                                                364
  1,000,200    FIDEA Holdings Co., Ltd.(a)                                          2,308
    162,000    Miyazaki Bank Ltd.(a)                                                  536
    285,000    Ogaki Kyoritsu Bank Ltd.(a)                                          1,175
    297,000    Oita Bank Ltd.(a)                                                    1,217
    490,000    San-In Godo Bank Ltd.(a)                                             3,965
    370,000    Shiga Bank Ltd.(a)                                                   1,862
      1,303    St. Galler Kantonalbank "A"(a)                                         448
    398,000    Tochigi Bank Ltd.(a)                                                 2,411
    257,500    Tomony Holdings, Inc.(a)                                               973
  1,219,000    Towa Bank Ltd.(a)                                                    1,150
    365,000    Yamanashi Chuo Bank Ltd.(a)                                          1,902
                                                                               ----------
                                                                                   20,373
                                                                               ----------
               REITs - DIVERSIFIED (0.4%)
  3,044,287    Hibernia REIT plc(a)                                                 4,475
  4,989,300    Mapletree Greater China Commercial Trust(a)                          3,250
    291,911    Merlin Properties Socimi S.A.(a)                                     3,628

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  23

================================================================================

-----------------------------------------------------------------------------------------
                                                                                   MARKET
NUMBER                                                                              VALUE
OF SHARES      SECURITY                                                             (000)
-----------------------------------------------------------------------------------------
    279,151    NSI N.V.(a)                                                     $    1,126
                                                                               ----------
                                                                                   12,479
                                                                               ----------
               REITs - OFFICE (0.1%)
     95,205    Alstria Office REIT AG(a)                                            1,257
  6,432,000    Champion REIT(a)                                                     3,281
    578,100    Frasers Commercial Trust(a)                                            527
                                                                               ----------
                                                                                    5,065
                                                                               ----------
               REITs - RESIDENTIAL (0.0%)
    795,200    Ascott Residence Trust(a)                                              668
                                                                               ----------
               REITs - RETAIL (0.1%)
     72,495    Eurocommercial Properties N.V.(a)                                    3,070
  1,105,311    Immobiliare Grande Distribuzione SIIQ S.p.A.(a)                      1,151
    114,108    NewRiver Retail Ltd.(a)                                                600
                                                                               ----------
                                                                                    4,821
                                                                               ----------
               REITs - SPECIALIZED (0.0%)
    277,038    Safestore Holdings plc(a)                                            1,504
                                                                               ----------
               SPECIALIZED FINANCE (1.0%)
     20,653    Banca IFIS S.p.A.(a)                                                   547
    161,005    Bolsas Y Mercados Espanoles, SHMSF, S.A.(a)                          5,637
    167,317    Coface S.A.*(a)                                                      1,636
  1,184,967    Element Financial Corp.*                                            15,173
    118,364    Euronext N.V.(a),(b)                                                 5,884
     13,500    Fuyo General Lease Co., Ltd.(a)                                        652
    227,600    Japan Securities Finance Co.(a)                                      1,196
    883,808    OzForex Group Ltd.(a)                                                2,195
                                                                               ----------
                                                                                   32,920
                                                                               ----------
               THRIFTS & MORTGAGE FINANCE (0.1%)
     67,921    Deutsche Pfandbriefbank AG*(a)                                         785
    252,017    OneSavings Bank plc(a)                                               1,460
                                                                               ----------
                                                                                    2,245
                                                                               ----------
               Total Financials                                                   555,971
                                                                               ----------
               HEALTH CARE (12.7%)
               -------------------
               BIOTECHNOLOGY (0.2%)
      6,202    DBV Technologies S.A.*(a)                                              431
     38,608    Genmab A/S*(a)                                                       4,963
     11,992    Grifols, S.A.(a)                                                       568
    306,388    Sinovac Biotech Ltd.*                                                1,636
     40,620    Sirtex Medical Ltd.(a)                                               1,187
                                                                               ----------
                                                                                    8,785
                                                                               ----------

================================================================================

24  | USAA INTERNATIONAL FUND

================================================================================

-----------------------------------------------------------------------------------------
                                                                                   MARKET
NUMBER                                                                              VALUE
OF SHARES      SECURITY                                                             (000)
-----------------------------------------------------------------------------------------
               HEALTH CARE DISTRIBUTORS (0.1%)
    555,660    Australian Pharmaceutical Industries Ltd.(a)                    $      825
     85,600    Medipal Holdings Corp.(a)                                            1,501
     14,000    Suzuken Co., Ltd.(a)                                                   547
                                                                               ----------
                                                                                    2,873
                                                                               ----------
               HEALTH CARE EQUIPMENT (1.5%)
     87,424    Sonova Holding AG(a)                                                11,015
  1,202,800    Terumo Corp.(a)                                                     38,439
                                                                               ----------
                                                                                   49,454
                                                                               ----------
               HEALTH CARE FACILITIES (0.1%)
    112,928    CVS Group plc(a)                                                     1,287
     21,053    Orpea(a)                                                             1,656
                                                                               ----------
                                                                                    2,943
                                                                               ----------
               HEALTH CARE SUPPLIES (2.1%)
    224,573    Advanced Medical Solutions Group plc(a)                                578
    220,457    Ansell Ltd.(a)                                                       3,469
     16,275    Guerbet(a)                                                           1,049
  1,428,000    Hoya Corp.(a)                                                       57,949
    608,500    Nipro Corp.(a)                                                       6,686
                                                                               ----------
                                                                                   69,731
                                                                               ----------
               HEALTH CARE TECHNOLOGY (0.1%)
    824,060    AGFA-Gevaert N.V.*(a)                                                4,100
                                                                               ----------
               LIFE SCIENCES TOOLS & SERVICES (0.2%)
     53,158    Clinigen Group plc(a)                                                  537
     87,200    CMIC Holdings Co., Ltd.(a)                                           1,179
     23,767    Lonza Group AG(a)                                                    3,750
                                                                               ----------
                                                                                    5,466
                                                                               ----------
               PHARMACEUTICALS (8.4%)
    165,501    Almirall, S.A.(a)                                                    3,037
    141,070    AstraZeneca plc(a)                                                   9,575
    623,528    Bayer AG(a)                                                         83,204
    142,800    Daiichi Sankyo Co., Ltd.(a)                                          2,946
     76,000    Eisai Co., Ltd.(a)                                                   4,942
      2,774    Galenica AG(a)                                                       4,049
    135,524    H. Lundbeck A/S*(a)                                                  4,116
    480,155    Indivior plc(a)                                                      1,412
     52,735    Ipsen S.A.(a)                                                        3,385
     50,500    Kaken Pharmaceutical Co., Ltd.(a)                                    3,565
    121,047    Meda AB "A"(a)                                                       1,456
    223,712    Merck KGaA(a)                                                       22,895

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  25

================================================================================

-----------------------------------------------------------------------------------------
                                                                                   MARKET
NUMBER                                                                              VALUE
OF SHARES      SECURITY                                                             (000)
-----------------------------------------------------------------------------------------
    507,046    Novartis AG(a)                                                  $   43,258
     30,933    Orion Oyj "B"(a)                                                     1,031
     31,041    Recordati S.p.A.(a)                                                    770
    273,932    Roche Holding AG(a)                                                 73,235
    134,700    Takeda Pharmaceutical Co., Ltd.(a)                                   6,553
    128,845    Valeant Pharmaceuticals International, Inc.*                        11,591
    252,257    Vectura Group plc*(a)                                                  651
                                                                               ----------
                                                                                  281,671
                                                                               ----------
               Total Health Care                                                  425,023
                                                                               ----------
               INDUSTRIALS (12.8%)
               -------------------
               AEROSPACE & DEFENSE (1.1%)
     37,746    Elbit Systems Ltd.(a)                                                3,334
    106,276    MTU Aero Engines AG(a)                                              10,550
  2,060,933    Rolls-Royce Holdings plc*(a)                                        18,825
     48,133    Saab AB "B"(a)                                                       1,491
     51,541    Thales S.A.(a)                                                       3,833
                                                                               ----------
                                                                                   38,033
                                                                               ----------
               AIR FREIGHT & LOGISTICS (0.1%)
  1,081,061    PostNL N.V.*(a)                                                      3,610
                                                                               ----------
               AIRLINES (0.5%)
  2,803,958    Air New Zealand Ltd.(a)                                              5,025
    172,578    Dart Group plc(a)                                                    1,356
    441,858    Deutsche Lufthansa AG*(a)                                            6,332
  1,459,455    Qantas Airways Ltd.(a)                                               3,828
    461,833    SAS AB*(a)                                                           1,048
                                                                               ----------
                                                                                   17,589
                                                                               ----------
               BUILDING PRODUCTS (0.2%)
    148,728    Compagnie de Saint-Gobain(a)                                         6,566
     59,500    Sankyo Tateyama, Inc.(a)                                               835
                                                                               ----------
                                                                                    7,401
                                                                               ----------
               COMMERCIAL PRINTING (0.1%)
     67,000    Nissha Printing Co., Ltd.(a)                                         1,404
                                                                               ----------
               CONSTRUCTION & ENGINEERING (0.6%)
    295,957    Astaldi S.p.A.(a)                                                    1,776
     78,023    Kier Group plc(a)                                                    1,591
    178,000    Kumagai Gumi Co., Ltd.(a)                                              499
    131,300    Meisei Industrial Co., Ltd.(a)                                         573
    170,000    Nippon Road Co., Ltd.(a)                                               845
    218,500    Peab AB(a)                                                           1,667
      3,663    Per Aarsleff A/S "B"(a)                                              1,275

================================================================================

26  | USAA INTERNATIONAL FUND

================================================================================

-----------------------------------------------------------------------------------------
                                                                                   MARKET
NUMBER                                                                              VALUE
OF SHARES      SECURITY                                                             (000)
-----------------------------------------------------------------------------------------
     10,349    Porr AG(a)                                                      $      282
    797,336    Raubex Group Ltd.(a)                                                   939
    451,717    Salini Impregilo S.p.A.(a)                                           1,955
    123,100    Seikitokyu Kogyo Co., Ltd.(a)                                          634
  1,329,000    Toa Corp.(a)                                                         3,535
    886,000    Toyo Engineering Corp.*(a)                                           2,487
                                                                               ----------
                                                                                   18,058
                                                                               ----------
               CONSTRUCTION MACHINERY & HEAVY TRUCKS (0.1%)
     23,393    KION Group AG(a)                                                     1,157
     34,400    Takeuchi Manufacturing Co., Ltd.(a)                                    738
  2,617,700    Yangzijiang Shipbuilding Holdings Ltd.(a)                            2,034
                                                                               ----------
                                                                                    3,929
                                                                               ----------
               DIVERSIFIED SUPPORT SERVICES (0.2%)
    175,952    Downer Group Ltd.(a)                                                   458
    171,979    Intrum Justitia AB(a)                                                5,874
                                                                               ----------
                                                                                    6,332
                                                                               ----------
               ELECTRICAL COMPONENTS & EQUIPMENT (2.4%)
     50,700    Chiyoda Integre Co., Ltd.(a)                                         1,226
  2,631,000    Furukawa Electric Co., Ltd.(a)                                       5,714
    350,000    Iwasaki Electric Co., Ltd.(a)                                          774
    401,521    Legrand S.A.(a)                                                     23,603
    682,990    Schneider Electric SE(a)                                            43,236
     95,000    Togami Electric Manufacturing Co., Ltd.(a)                             447
    199,100    Ushio, Inc.(a)                                                       2,927
     38,810    Zumtobel Group AG(a)                                                   846
                                                                               ----------
                                                                                   78,773
                                                                               ----------
               ENVIRONMENTAL & FACILITIES SERVICES (0.1%)
     31,600    Aeon Delight Co., Ltd.(a)                                              980
    701,814    Mitie Group plc(a)                                                   3,371
                                                                               ----------
                                                                                    4,351
                                                                               ----------
               HIGHWAYS & RAILTRACKS (0.0%)
     87,502    Autostrada Torino-Milano S.p.A.(a)                                   1,135
                                                                               ----------
               HUMAN RESOURCE & EMPLOYMENT SERVICES (1.3%)
     47,924    Adecco S.A.(a)                                                       3,273
     84,700    en-japan, Inc.(a)                                                    2,806
  1,179,969    Hays plc(a)                                                          2,616
    528,195    Randstad Holding N.V.(a)                                            32,999
    143,379    USG People N.V.(a)                                                   2,203
                                                                               ----------
                                                                                   43,897
                                                                               ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  27

================================================================================

-----------------------------------------------------------------------------------------
                                                                                   MARKET
NUMBER                                                                              VALUE
OF SHARES      SECURITY                                                             (000)
-----------------------------------------------------------------------------------------
               INDUSTRIAL CONGLOMERATES (1.2%)
    643,904    CIR S.p.A.*(a)                                                  $      707
    291,500    Hopewell Holdings Ltd.(a)                                            1,032
    106,224    Koninklijke Philips N.V.(a)                                          2,902
    347,000    Nisshinbo Holdings, Inc.(a)                                          4,083
    138,224    Rheinmetall AG(a)                                                    8,771
  1,386,965    Smiths Group plc(a)                                                 21,578
                                                                               ----------
                                                                                   39,073
                                                                               ----------
               INDUSTRIAL MACHINERY (1.6%)
     65,620    Biesse S.p.A.(a)                                                     1,035
     98,599    Cargotec Oyj "B"(a)                                                  3,618
    137,700    FANUC Corp.(a)                                                      24,547
    125,200    Hisaka Works Ltd.(a)                                                 1,023
    718,000    Japan Steel Works Ltd.(a)                                            2,756
    407,000    Kitagawa Iron Works Co., Ltd.(a)                                       934
     16,625    Koenig & Bauer AG*(a)                                                  566
     25,669    KUKA AG(a)                                                           2,263
    469,000    Makino Milling Machine Co., Ltd.(a)                                  3,837
    210,000    Nippon Thompson Co., Ltd.(a)                                           956
    292,000    NTN Corp.(a)                                                         1,375
      1,561    Rational AG(a)                                                         654
    732,000    Ryobi Ltd.(a)                                                        2,709
    123,700    Sintokogio Ltd.(a)                                                   1,072
    463,000    Sumitomo Heavy Industries Ltd.(a)                                    2,199
    542,000    Toshiba Machine Co., Ltd.(a)                                         1,896
                                                                               ----------
                                                                                   51,440
                                                                               ----------
               MARINE (0.7%)
    108,029    Dampskibsselskabet Norden A/S*(a)                                    2,027
     51,715    DFDS A/S(a)                                                          1,995
    637,794    Irish Continental Group plc(a)                                       3,595
  1,883,000    Kawasaki Kisen Kaish Ltd.(a)                                         3,864
     70,118    Kuehne & Nagel International AG(a)                                   9,475
  7,008,000    Pacific Basin Shipping Ltd.(a)                                       1,814
                                                                               ----------
                                                                                   22,770
                                                                               ----------
               MARINE PORTS & SERVICES (0.0%)
     77,237    Hamburger Hafen und Logistik AG(a)                                   1,129
                                                                               ----------
               OFFICE SERVICES & SUPPLIES (0.2%)
    284,900    KOKUYO Co., Ltd.(a)                                                  3,284
    120,736    Regus plc(a)                                                           632
     87,200    Relia, Inc.(a)                                                         809
                                                                               ----------
                                                                                    4,725
                                                                               ----------

================================================================================

28  | USAA INTERNATIONAL FUND

================================================================================

-----------------------------------------------------------------------------------------
                                                                                   MARKET
NUMBER                                                                              VALUE
OF SHARES      SECURITY                                                             (000)
-----------------------------------------------------------------------------------------
               RAILROADS (1.4%)
    796,184    Canadian National Railway Co.                                   $   47,572
                                                                               ----------
               RESEARCH & CONSULTING SERVICES (0.4%)
    558,183    Bureau Veritas S.A.(a)                                              11,491
    162,157    SAI Global, Ltd.(a)                                                    497
    109,348    WS Atkins plc(a)                                                     2,595
                                                                               ----------
                                                                                   14,583
                                                                               ----------
               SECURITY & ALARM SERVICES (0.1%)
      6,763    Dorma & Kaba Holdings AG "B"(a)                                      4,343
                                                                               ----------
               TRADING COMPANIES & DISTRIBUTORS (0.5%)
    155,100    Fly Leasing Ltd. ADR                                                 2,134
     81,400    Inabata & Co., Ltd.(a)                                                 873
     68,400    Kanamoto Co., Ltd.(a)                                                1,583
  2,398,000    Kanematsu Corp.(a)                                                   4,017
    128,800    Kuroda Electric Co., Ltd.(a)                                         2,463
    152,486    Rexel S.A.(a)                                                        2,087
    664,995    SIG plc(a)                                                           1,395
  1,205,200    Sojitz Corp.(a)                                                      2,647
     76,100    Wakita & Co., Ltd.(a)                                                  654
                                                                               ----------
                                                                                   17,853
                                                                               ----------
               Total Industrials                                                  428,000
                                                                               ----------
               INFORMATION TECHNOLOGY (9.5%)
               -----------------------------
               APPLICATION SOFTWARE (2.0%)
    194,350    Dassault Systemes S.A.(a)                                           15,458
     61,811    Micro Focus International plc(a)                                     1,194
    575,329    SAP SE(a)                                                           45,311
  1,217,100    Silverlake Axis Ltd.(a)                                                605
     50,724    SimCorp A/S(a)                                                       2,732
                                                                               ----------
                                                                                   65,300
                                                                               ----------
               COMMUNICATIONS EQUIPMENT (0.1%)
    106,638    ADVA Optical Networking SE*(a)                                       1,330
     85,500    VTech Holdings Ltd.(a)                                                 957
                                                                               ----------
                                                                                    2,287
                                                                               ----------
               DATA PROCESSING & OUTSOURCED SERVICES (0.9%)
    641,304    Amadeus IT Holding S.A. "A"(a)                                      25,705
    595,928    Paysafe Group plc*(a)                                                3,223
                                                                               ----------
                                                                                   28,928
                                                                               ----------
               ELECTRONIC COMPONENTS (1.1%)
    102,800    Dai-Ichi Seiko Co., Ltd.(a)                                          1,440
    375,600    Hosiden Corp.(a)                                                     2,126

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  29

================================================================================

-----------------------------------------------------------------------------------------
                                                                                   MARKET
NUMBER                                                                              VALUE
OF SHARES      SECURITY                                                             (000)
-----------------------------------------------------------------------------------------
  4,470,500    Kingboard Laminates Holdings Ltd.(a)                            $    1,898
    504,600    Kyocera Corp.(a)                                                    23,337
     99,200    Mitsumi Electric Co., Ltd.(a)                                          540
    353,100    Nichicon Corp.(a)                                                    2,940
    509,000    Nippon Chemi-Con Corp.(a)                                            1,085
    167,800    Sumida Corp.(a)                                                      1,102
     77,800    Tabuchi Electric Co., Ltd.(a)                                          539
     96,200    Taiyo Yuden Co., Ltd.(a)                                             1,572
    163,000    Tamura Corp.(a)                                                        520
                                                                               ----------
                                                                                   37,099
                                                                               ----------
               ELECTRONIC EQUIPMENT & INSTRUMENTS (0.3%)
     25,788    Datalogic S.p.A.(a)                                                    479
     21,693    Fingerprint Cards AB "B"*(a)                                         1,535
    223,338    Halma plc(a)                                                         2,901
    104,383    Kudelski S.A.(a)                                                     1,283
     68,780    Mycronic AB(a)                                                         539
    156,600    Orbotech Ltd.*                                                       3,199
  1,249,267    Sensys Gatso Group AB*(a)                                              547
                                                                               ----------
                                                                                   10,483
                                                                               ----------
               ELECTRONIC MANUFACTURING SERVICES (0.4%)
  5,625,549    Hon Hai Precision Industry Co., Ltd.(a)                             14,449
                                                                               ----------
               HOME ENTERTAINMENT SOFTWARE (0.1%)
     22,600    Nintendo Co., Ltd.(a)                                                3,474
                                                                               ----------
               INTERNET SOFTWARE & SERVICES (0.8%)
    140,212    Alibaba Group Holding Ltd. ADR*                                     11,789
    698,875    Auto Trader Group plc*(a),(b)                                        4,268
     11,600    Criteo S.A. ADR*                                                       473
    186,400    DeNA Co., Ltd.(a)                                                    2,938
    425,500    Gree, Inc.(a)                                                        2,076
    895,611    Moneysupermarket.com Ltd. Group plc(a)                               4,395
     19,942    NetEnt AB(a)                                                         1,185
     70,332    Opera Software ASA(a)                                                  438
                                                                               ----------
                                                                                   27,562
                                                                               ----------
               IT CONSULTING & OTHER SERVICES (0.7%)
     73,547    Alten S.A.(a)                                                        4,025
     19,025    Devoteam S.A.(a)                                                       648
  1,115,000    Fujitsu Ltd.(a)                                                      5,638
     54,897    GFI Informatique(a)                                                    483
    142,800    ITOCHU Techno - Solutions Corp.(a)                                   2,952
    370,100    Net One Systems Co., Ltd.(a)                                         2,194
     61,430    Sopra Steria Group(a)                                                7,007
                                                                               ----------
                                                                                   22,947
                                                                               ----------

================================================================================

30  | USAA INTERNATIONAL FUND

================================================================================

-----------------------------------------------------------------------------------------
                                                                                   MARKET
NUMBER                                                                              VALUE
OF SHARES      SECURITY                                                             (000)
-----------------------------------------------------------------------------------------
               SEMICONDUCTOR EQUIPMENT (0.3%)
     62,800    Ferrotec Corp.(a)                                               $      603
     98,500    Mimasu Semiconductor Industry Co., Ltd.(a)                             933
    500,000    SCREEN Holdings Co., Ltd.(a)                                         3,762
    182,400    Shinkawa Ltd.*(a)                                                      886
     52,200    Sumco Corp.(a)                                                         554
    140,700    Tokyo Seimitsu Co., Ltd.(a)                                          3,161
                                                                               ----------
                                                                                    9,899
                                                                               ----------
               SEMICONDUCTORS (1.9%)
    188,291    Kontron AG*(a)                                                         585
      9,317    Melexis N.V.(a)                                                        469
    209,108    Micronas Semiconductor Holding AG(a)                                   953
     92,300    Miraial Co., Ltd.(a)                                                   886
     49,200    ROHM Co., Ltd.(a)                                                    2,650
    527,200    Shinko Electric Industries Co., Ltd.(a)                              3,633
  2,340,703    Taiwan Semiconductor Manufacturing Co., Ltd. ADR                    53,275
    142,604    Tower Semiconductor Ltd.*(a)                                         2,256
                                                                               ----------
                                                                                   64,707
                                                                               ----------
               SYSTEMS SOFTWARE (0.6%)
     22,500    Alpha Systems, Inc.(a)                                                 343
    118,700    AVG Technologies N.V.*                                               2,503
    175,873    Check Point Software Technologies Ltd.*                             15,352
     56,100    Fuji Soft, Inc.(a)                                                   1,252
                                                                               ----------
                                                                                   19,450
                                                                               ----------
               TECHNOLOGY DISTRIBUTORS (0.0%)
     42,400    UKC Holdings Corp.(a)                                                  917
                                                                               ----------
               TECHNOLOGY HARDWARE, STORAGE, & PERIPHERALS (0.3%)
    159,700    Canon, Inc.(a)                                                       4,827
    711,400    Compal Electronics, Inc.(c)                                          1,972
     46,400    Japan Digital Laboratory Co., Ltd(a)                                   599
    107,900    Melco Holdings, Inc.(a)                                              1,880
                                                                               ----------
                                                                                    9,278
                                                                               ----------
               Total Information Technology                                       316,780
                                                                               ----------
               MATERIALS (8.3%)
               ----------------
               COMMODITY CHEMICALS (0.4%)
    374,000    Kureha Corp.(a)                                                      1,467
    612,000    Mitsui Chemicals, Inc.(a)                                            2,555
    888,116    Orica Ltd.(a)                                                       10,125
                                                                               ----------
                                                                                   14,147
                                                                               ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  31

================================================================================

-----------------------------------------------------------------------------------------
                                                                                   MARKET
NUMBER                                                                              VALUE
OF SHARES      SECURITY                                                             (000)
-----------------------------------------------------------------------------------------
               CONSTRUCTION MATERIALS (0.3%)
    206,798    Buzzi Unicem S.p.A(a)                                           $    3,705
     89,517    LafargeHolcim Ltd.(a)                                                4,774
     37,157    Vicat S.A.(a)                                                        2,276
                                                                               ----------
                                                                                   10,755
                                                                               ----------
               DIVERSIFIED CHEMICALS (0.5%)
  1,297,000    Ishihara Sangyo Kaisha Ltd.*(a)                                      1,161
    120,000    Mitsubishi Gas Chemical Co., Inc.(a)                                   651
  6,717,000    Showa Denko K.K.(a)                                                  8,849
     16,350    Tessenderlo Chemie N.V.*(a)                                            484
  2,215,000    UBE Industries, Ltd.(a)                                              4,720
                                                                               ----------
                                                                                   15,865
                                                                               ----------
               DIVERSIFIED METALS & MINING (0.7%)
    311,679    Anglo American plc(a)                                                1,918
 14,504,000    CST Mining Group Ltd.*(a)                                              185
  1,481,500    Ivanhoe Mines Ltd. "A"*                                                732
    147,500    Northern Dynasty Minerals Ltd.*                                         44
    482,007    OZ Minerals Ltd.(a)                                                  1,408
    402,000    Pacific Metals Co., Ltd.*(a)                                         1,056
    561,358    Rio Tinto plc(a)                                                    18,652
                                                                               ----------
                                                                                   23,995
                                                                               ----------
               GOLD (0.4%)
    194,900    Barrick Gold Corp.                                                   1,434
    418,600    Centerra Gold, Inc.                                                  2,276
    483,400    Eldorado Gold Corp.                                                  1,479
  2,258,256    Evolution Mining Ltd.(a)                                             1,844
 58,644,000    G-Resources Group Ltd.(a)                                            1,188
  1,052,567    Kinross Gold Corp.*                                                  2,021
    654,286    Northern Star Resources Ltd. Common Stock(a)                         1,155
  4,897,822    Resolute Mining Ltd.*(a)                                               942
  1,295,297    Saracen Mineral Holdings Ltd.*                                         459
  1,538,092    St. Barbara Ltd.*                                                    1,129
                                                                               ----------
                                                                                   13,927
                                                                               ----------
               INDUSTRIAL GASES (2.7%)
    401,200    Air Liquide S.A.(a)                                                 48,889
    238,443    Linde AG(a)                                                         41,624
                                                                               ----------
                                                                                   90,513
                                                                               ----------
               METAL & GLASS CONTAINERS (0.0%)
    324,543    Pact Group Holdings Ltd.(a)                                          1,112
                                                                               ----------

================================================================================

32  | USAA INTERNATIONAL FUND

================================================================================

-----------------------------------------------------------------------------------------
                                                                                   MARKET
NUMBER                                                                              VALUE
OF SHARES      SECURITY                                                             (000)
-----------------------------------------------------------------------------------------
               PAPER PACKAGING (0.1%)
  3,124,000    AMVIG Holdings Ltd.(a)                                          $    1,416
     43,429    Smurfit Kappa Group plc(a)                                           1,186
                                                                               ----------
                                                                                    2,602
                                                                               ----------
               PAPER PRODUCTS (0.2%)
    749,472    Altrii SGPS, S.A.(a)                                                 4,118
    115,300    Nippon Paper Industries Co., Ltd.(a)                                 1,858
     72,078    Portucel S.A.(a)                                                       287
     59,638    SEMAPA - Sociedade de Investimento e Gestao SGPS S.A.(a)               836
                                                                               ----------
                                                                                    7,099
                                                                               ----------
               PRECIOUS METALS & MINERALS (0.1%)
     92,127    Anglo American Platinum Ltd.*(a)                                     1,272
  3,117,549    Aquarius Platinum Ltd.*(a)                                             517
    680,573    Impala Platinum Holdings Ltd.*(a)                                    1,490
    825,274    Lonmin plc*(a)                                                          15
                                                                               ----------
                                                                                    3,294
                                                                               ----------
               SPECIALTY CHEMICALS (2.1%)
    539,323    Akzo Nobel N.V.(a)                                                  38,324
     57,700    Fujimi, Inc.(a)                                                        742
    112,600    Hitachi Chemical Co., Ltd.(a)                                        1,877
    255,900    JSR Corp.(a)                                                         4,032
     34,500    Nitto Denko Corp.(a)                                                 2,328
    171,672    Scapa Group plc(a)                                                     527
    253,000    Shin-Etsu Chemical Co., Ltd.(a)                                     14,324
    640,000    Sumitomo Bakelite Co., Ltd.(a)                                       2,685
    175,271    Synthomer plc(a)                                                       849
  1,136,000    Tokuyama Corp.*(a)                                                   2,434
                                                                               ----------
                                                                                   68,122
                                                                               ----------
               STEEL (0.8%)
    147,000    Aichi Steel Corp.(a)                                                   654
     77,031    Bekaert S.A. N.V.(a)                                                 2,178
    128,700    Chubu Steel Plate Co., Ltd.(a)                                         553
    336,857    Evraz plc*(a)                                                          423
  1,435,000    Godo Steel Ltd.(a)                                                   2,790
    130,200    Kyoei Steel Ltd.(a)                                                  2,289
     96,300    Maruichi Steel Tube Ltd.(a)                                          2,670
    135,100    Neturen Co., Ltd.(a)                                                 1,049
    156,844    Salzgitter AG(a)                                                     3,858
    130,000    Sanyo Special Steel Co., Ltd.(a)                                       609
    347,500    Tokyo Steel Manufacturing Co., Ltd.(a)                               2,145
    553,000    Topy Industries Ltd.(a)                                              1,323

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  33

================================================================================

-----------------------------------------------------------------------------------------
                                                                                   MARKET
NUMBER                                                                              VALUE
OF SHARES      SECURITY                                                             (000)
-----------------------------------------------------------------------------------------
    103,400    Yamato Kogyo Co.(a)                                             $    2,665
     73,200    Yodogawa Steel Works Ltd.(a)                                         1,494
                                                                               ----------
                                                                                   24,700
                                                                               ----------
               TOTAL MATERIALS                                                    276,131
                                                                               ----------
               TELECOMMUNICATION SERVICES (1.1%)
               ---------------------------------
               INTEGRATED TELECOMMUNICATION SERVICES (0.9%)
    288,709    Hellenic Telecommunications Organization S.A.(a)                     2,793
    173,598    KT Corp.*(a)                                                         4,487
     79,864    M2 Group Ltd.(a)                                                       644
  1,615,841    Magyar Telekom Telecommunications plc*(a)                            2,207
    270,882    Orange S.A.(a)                                                       4,678
  3,719,050    Singapore Telecommunications Ltd.(a)                                10,082
    362,256    Telefonica S.A.(a)                                                   4,453
                                                                               ----------
                                                                                   29,344
                                                                               ----------
               WIRELESS TELECOMMUNICATION SERVICES (0.2%)
     85,301    Freenet AG(a)                                                        2,872
    132,270    Mobistar S.A.*(a)                                                    2,943
  1,330,500    SmarTone Telecommunications Holdings Ltd.(a)                         1,989
                                                                               ----------
                                                                                    7,804
                                                                               ----------
               Total Telecommunication Services                                    37,148
                                                                               ----------
               UTILITIES (1.3%)
               ----------------
               ELECTRIC UTILITIES (0.1%)
     76,780    Elia System Operator S.A./N.V.(a)                                    3,441
     39,300    Okinawa Electric Power Co., Inc.(a)                                    912
                                                                               ----------
                                                                                    4,353
                                                                               ----------
               INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.1%)
  6,382,000    CGN Meiya Power Holdings Co., Ltd.*(a)                               1,328
                                                                               ----------
               MULTI-UTILITIES (1.1%)
     49,796    ACEA S.p.A.(a)                                                         738
    215,432    E.ON SE(a)                                                           2,046
  1,829,956    Engie(a)                                                            31,840
    677,837    Iren S.p.A.(a)                                                       1,060
    108,726    RWE AG(a)                                                            1,251
                                                                               ----------
                                                                                   36,935
                                                                               ----------
               Total Utilities                                                     42,616
                                                                               ----------
               Total Common Stocks (cost: $2,755,363)                           3,281,349
                                                                               ----------

================================================================================

34  | USAA INTERNATIONAL FUND

================================================================================

-----------------------------------------------------------------------------------------
                                                                                   MARKET
NUMBER                                                                              VALUE
OF SHARES      SECURITY                                                             (000)
-----------------------------------------------------------------------------------------
               PREFERRED STOCKS (0.1%)

               MATERIALS (0.1%)
               ----------------
               COMMODITY CHEMICALS (0.1%)
    101,277    Buzzi Unicem S.p.A.(a)                                          $    1,134
                                                                               ----------
               Total Materials                                                      1,134
                                                                               ----------
               Total Preferred Stocks (cost: $1,052)                                1,134
                                                                               ----------
               RIGHTS (0.0%)

               FINANCIALS (0.0%)
               -----------------
               DIVERSIFIED BANKS (0.0%)
    120,381    Standard Chartered plc*                                                165
                                                                               ----------
               Total Financials                                                       165
                                                                               ----------
               INDUSTRIALS (0.0%)
               ------------------
               AEROSPACE & DEFENSE (0.0%)
191,048,489    Rolls-Royce Holdings plc*(c)                                           288
                                                                               ----------
               Total Industrials                                                      288
                                                                               ----------
               MATERIALS (0.0%)
               ----------------
               PRECIOUS METALS & MINERALS (0.0%)
 37,962,604    Lonmin plc                                                              19
                                                                               ----------
               Total Materials                                                         19
                                                                               ----------
               Total Rights (cost: $811)                                              472
                                                                               ----------
               Total Equity Securities (cost: $2,757,226)                       3,282,955
                                                                               ----------

-----------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                   COUPON
(000)                                                     RATE      MATURITY
-----------------------------------------------------------------------------------------
               MONEY MARKET INSTRUMENTS (1.1%)
               COMMERCIAL PAPER (0.5%)

               FINANCIALS (0.5%)
               -----------------
               DIVERSIFIED BANKS (0.5%)
$     7,738    Barclays U.S. Funding, LLC(b),(d),(g)      0.12%     12/01/2015      7,738
      9,773    HSBC USA, Inc.(b),(d)                      0.05      12/01/2015      9,773
                                                                               ----------
                                                                                   17,511
                                                                               ----------
               Total Financials                                                    17,511
                                                                               ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  35

================================================================================

-----------------------------------------------------------------------------------------------------------------
                                                                                                           MARKET
NUMBER                                                                                                      VALUE
OF SHARES      SECURITY                                                                                     (000)
-----------------------------------------------------------------------------------------------------------------
               MONEY MARKET FUNDS (0.6%)
20,017,686     State Street Institutional Liquid Reserves Fund Premier Class, 0.15%(e)                 $   20,017
                                                                                                       ----------
               Total Money Market Instruments (cost: $37,528)                                              37,528
                                                                                                       ----------
               TOTAL INVESTMENTS (COST: $2,794,754)                                                    $3,320,483
                                                                                                       ==========

-----------------------------------------------------------------------------------------------------------------
                                                                                                       UNREALIZED
NUMBER OF                                                                                           APPRECIATION/
CONTRACTS                                                    EXPIRATION        CONTRACT            (DEPRECIATION)
LONG/(SHORT)                                                    DATE           VALUE (000)                  (000)
-----------------------------------------------------------------------------------------------------------------
               FUTURES (0.1%)(f)
        30     Mini MSCI EAFE                                12/18/2015          $2,616                $      (1)
                                                                                 ======                ==========

-----------------------------------------------------------------------------------------------------------------
($ IN 000s)                                                 VALUATION HIERARCHY
-----------------------------------------------------------------------------------------------------------------
                                               (LEVEL 1)             (LEVEL 2)        (LEVEL 3)
                                           QUOTED PRICES     OTHER SIGNIFICANT      SIGNIFICANT
                                       IN ACTIVE MARKETS            OBSERVABLE     UNOBSERVABLE
ASSETS                              FOR IDENTICAL ASSETS                INPUTS           INPUTS            TOTAL
-----------------------------------------------------------------------------------------------------------------
Equity Securities:
 Common Stocks                                  $293,294            $2,988,055             $-         $3,281,349
 Preferred Stocks                                      -                 1,134              -              1,134
 Rights                                              184                   288              -                472
Money Market Instruments:
 Commercial Paper                                      -                17,511              -             17,511
 Money Market Funds                               20,017                     -              -             20,017
-----------------------------------------------------------------------------------------------------------------
Total                                           $313,495            $3,006,988             $-         $3,320,483

LIABILITIES
-----------------------------------------------------------------------------------------------------------------
Futures(1)                                      $     (1)           $        -             $-         $       (1)
-----------------------------------------------------------------------------------------------------------------

(1)Futures are valued at the unrealized appreciation/(depreciation) on the investment.

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

For the period of June 1, 2015, through November 30, 2015, there were no transfers of securities between levels. The Fund's policy is to recognize any transfers into and out of the levels as of the beginning of the period in which the event or circumstance that caused the transfer occurred.

================================================================================

36  | USAA INTERNATIONAL FUND

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

November 30, 2015 (unaudited)

--------------------------------------------------------------------------------

o  GENERAL NOTES

   Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

   The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets.

o  CATEGORIES AND DEFINITIONS

   RIGHTS - Enable the holder to buy a specified number of shares of new issues of a common stock before it is offered to the public.

o  PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

   ADR American depositary receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.
   REIT  Real estate investment trust

o  SPECIFIC NOTES

   (a) Securities with a value of $2,986,711,000, which represented 89.6% of the Fund's net assets, were classified as Level 2 at November 30, 2015, due to the prices being adjusted to take into account significant market movements following the close of local trading.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  37

================================================================================

   (b) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by USAA Asset Management Company (the Manager) under liquidity guidelines approved by USAA Mutual Funds Trust's Board of Trustees (the Board), unless otherwise noted as illiquid.

   (c) Security was fair valued at November 30, 2015, by the Manager in accordance with valuation procedures approved by the Board. The total value of all such securities was $2,768,000, which represented 0.1% of the Fund's net assets.

   (d) Commercial paper issued in reliance on the "private placement" exemption from registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (Section 4(2) Commercial Paper). Unless this commercial paper is subsequently registered, a resale of this commercial paper in the United States must be effected in a transaction exempt from registration under the Securities Act of 1933. Section 4(2) commercial paper is normally resold to other investors through or with the assistance of the issuer or an investment dealer who makes a market in this security, and as such has been deemed liquid by the Manager under liquidity guidelines approved by the Board, unless otherwise noted as illiquid.

   (e) Rate represents the money market fund annualized seven-day yield at November 30, 2015.

   (f) Cash with a value of $117,000 is segregated as collateral for initial margin requirements on open futures contracts.

   (g) The security, or a portion thereof, is segregated to cover the value of open futures contracts at November 30, 2015.

   *    Non-income-producing security.

See accompanying notes to financial statements.

================================================================================

38  | USAA INTERNATIONAL FUND

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

November 30, 2015 (unaudited)

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (cost of $2,794,754)                         $3,320,483
   Cash                                                                                           117
   Cash denominated in foreign currencies (identified cost of $4,318)                           4,261
   Receivables:
       Capital shares sold                                                                      5,085
       USAA Asset Management Company (Note 6D)                                                      7
       Dividends and interest                                                                   9,116
       Securities sold                                                                          1,511
                                                                                           ----------
           Total assets                                                                     3,340,580
                                                                                           ----------
LIABILITIES
   Payables:
       Securities purchased                                                                     2,996
       Capital shares redeemed                                                                  1,204
   Unrealized depreciation on foreign currency contracts held, at value                            11
   Variation margin on futures contracts                                                            1
   Accrued management fees                                                                      2,049
   Accrued transfer agent's fees                                                                  133
   Other accrued expenses and payables                                                            239
                                                                                           ----------
           Total liabilities                                                                    6,633
                                                                                           ----------
               Net assets applicable to capital shares outstanding                         $3,333,947
                                                                                           ==========
NET ASSETS CONSIST OF:
  Paid-in capital                                                                          $2,643,974
  Accumulated undistributed net investment income                                              42,931
  Accumulated net realized gain on investments and futures transactions                       121,951
  Net unrealized appreciation of investments and futures contracts                            525,728
  Net unrealized depreciation of foreign currency translations                                   (637)
                                                                                           ----------
               Net assets applicable to capital shares outstanding                         $3,333,947
                                                                                           ==========
  Net asset value, redemption price, and offering price per share:
      Fund Shares (net assets of $1,863,698/64,892 shares outstanding)                     $    28.72
                                                                                           ==========
      Institutional Shares (net assets of $1,463,309/51,057
          shares outstanding)                                                              $    28.66
                                                                                           ==========
      Adviser Shares (net assets of $6,940/243 shares outstanding)                         $    28.56
                                                                                           ==========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  39

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Six-month period ended November 30, 2015 (unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends (net of foreign taxes withheld of $2,495)                                       $ 31,371
   Interest                                                                                        12
                                                                                             --------
            Total income                                                                       31,383
                                                                                             --------
EXPENSES
   Management fees                                                                             12,951
   Administration and servicing fees:
       Fund Shares                                                                              1,411
       Institutional Shares                                                                       783
       Adviser Shares                                                                               5
   Transfer agent's fees:
       Fund Shares                                                                              1,520
       Institutional Shares                                                                       783
   Distribution and service fees (Note 6F):
       Adviser Shares                                                                               9
   Custody and accounting fees:
       Fund Shares                                                                                274
       Institutional Shares                                                                       226
       Adviser Shares                                                                               1
   Postage:
       Fund Shares                                                                                 68
       Institutional Shares                                                                        28
   Shareholder reporting fees:
       Fund Shares                                                                                 30
       Institutional Shares                                                                         3
   Trustees' fees                                                                                  13
   Registration fees:
       Fund Shares                                                                                 29
       Institutional Shares                                                                        26
       Adviser Shares                                                                              12
   Professional fees                                                                              120
   Other                                                                                           25
                                                                                             --------
           Total expenses                                                                      18,317
   Expenses reimbursed:
       Adviser Shares                                                                              (5)
                                                                                             --------
           Net expenses                                                                        18,312
                                                                                             --------
NET INVESTMENT INCOME                                                                          13,071
                                                                                             --------

================================================================================

40  | USAA INTERNATIONAL FUND

================================================================================

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS, FOREIGN CURRENCY, AND FUTURES CONTRACTS
   Net realized gain (loss) on:
       Investments (net of foreign taxes withheld of $7)                                       28,739
       Foreign currency transactions                                                           (1,280)
       Futures transactions                                                                        37
   Change in net unrealized appreciation/(depreciation) of:
       Investments                                                                           (303,382)
       Foreign currency translations                                                             (253)
       Futures contracts                                                                           (1)
                                                                                            ---------
            Net realized and unrealized loss                                                 (276,140)
                                                                                            ---------
Decrease in net assets resulting from operations                                            $(263,069)
                                                                                            =========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  41

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Six-month period ended November 30, 2015 (unaudited), and year ended
May 31, 2015

-----------------------------------------------------------------------------------------------------
                                                                        11/30/2015         5/31/2015
-----------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                                   13,071          $   51,679
   Net realized gain on investments                                        28,739             172,611
   Net realized loss on foreign currency transactions                      (1,280)               (674)
   Net realized gain on futures transactions                                   37                   -
   Change in net unrealized appreciation/depreciation of:
        Investments                                                      (303,382)           (150,239)
        Foreign currency translations                                        (253)               (280)
        Futures contracts                                                      (1)                  -
                                                                       ------------------------------
   Increase (decrease) in net assets resulting from operations           (263,069)             73,097
                                                                       ------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
        Fund Shares                                                             -             (30,715)
        Institutional Shares                                                    -             (29,991)
        Adviser Shares                                                          -                 (99)
                                                                       ------------------------------
             Total distributions of net investment income                       -             (60,805)
                                                                       ------------------------------
   Net realized gains:
        Fund Shares                                                             -             (23,717)
        Institutional Shares                                                    -             (21,727)
        Adviser Shares                                                          -                 (95)
                                                                       ------------------------------
             Total distributions of net realized gains                          -             (45,539)
                                                                       ------------------------------
   Distributions to shareholders                                                -            (106,344)
                                                                       ------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
CAPITAL SHARE TRANSACTIONS (NOTE 5)
   Fund Shares                                                             43,343             136,320
   Institutional Shares                                                  (148,333)             34,050
   Adviser Shares                                                              (4)               (128)
                                                                       ------------------------------
        Total net increase (decrease) in net assets from capital
             share transactions                                          (104,994)            170,242
                                                                       ------------------------------
   Capital contribution from USAA Transfer
        Agency Company                                                          -                  15
                                                                       ------------------------------
   Net increase (decrease) in net assets                                 (368,063)            137,010
NET ASSETS
   Beginning of year                                                    3,702,010           3,565,000
                                                                       ------------------------------
   End of year                                                         $3,333,947          $3,702,010
                                                                       ==============================
Accumulated undistributed net investment income:
   End of year                                                         $   42,931          $   29,860
                                                                       ==============================

See accompanying notes to financial statements.

================================================================================

42  | USAA INTERNATIONAL FUND

================================================================================

NOTES TO FINANCIAL STATEMENTS

November 30, 2015 (unaudited)

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 54 separate funds. Additionally, the Fund qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this semiannual report pertains only to the USAA International Fund (the Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is to seek capital appreciation.

The Fund consists of three classes of shares: International Fund Shares (Fund Shares), International Fund Institutional Shares (Institutional Shares), and International Fund Adviser Shares (Adviser Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, distribution and service (12b-1) fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class's relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to all classes. The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  43

================================================================================

legal entities that the Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds). The Adviser Shares permit investors to purchase shares through financial intermediaries, including banks, broker-dealers, insurance companies, investment advisers, plan sponsors, and financial professionals that provide various administrative and distribution services.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter markets, are valued at the last sales price or

================================================================================

44  | USAA INTERNATIONAL FUND

================================================================================

        official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used.

    2. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not need to be reflected in the value of the Fund's foreign securities. However, the Manager and the Fund's subadviser will monitor for events that would materially affect the value of the Fund's foreign securities. The Fund's subadviser(s) have agreed to notify the Manager of significant events they identify that would materially affect the value of the Fund's foreign securities. If the Manager determines that a particular event would materially affect the value of the Fund's foreign securities, then the Committee will consider such available information that it deems relevant and will determine a fair value for the affected foreign securities in accordance with valuation procedures. In addition, information from an external vendor or other sources may be used to adjust the foreign market closing prices of foreign equity securities to reflect what the Committee believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events that occur on a fairly regular basis (such as U.S. market movements) are significant.

    3. Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  45

================================================================================

    4. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

    5.  Repurchase agreements are valued at cost.

    6. Futures are valued at the last sale price at the close of market on the principal exchange on which they are traded or, in the absence of any transactions that day, the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices closest to the last reported sale price.

    7. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

================================================================================

46  | USAA INTERNATIONAL FUND

================================================================================

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes. Level 2 securities include preferred stocks and certain common stocks, which are valued based on methods discussed in Note 1A2, and commercial paper, which is valued at amortized cost. Additionally, certain rights and certain common stocks are valued using market inputs and other observable factors deemed by the Manager to appropriately reflect fair value.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C. DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES - The Fund may buy, sell, and enter into certain types of derivatives, including, but not limited to futures contracts, options, and options on futures contracts, under circumstances in which such instruments are expected by the portfolio manager to aid in achieving the Fund's investment objective. The Fund also may use derivatives in circumstances where the portfolio manager believes they offer an economical means of gaining exposure to a particular asset class or securities market or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. With exchange-listed futures contracts and options, counterparty credit risk to the Fund is limited to the exchange's clearinghouse which, as counterparty to all exchange-traded futures contracts and options, guarantees the transactions against default from the actual counterparty to the trade. The Fund's derivative agreements held at November 30, 2015, did not include master netting provisions.

    FUTURES CONTRACTS - The Fund is subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  47

================================================================================

    pursuing its investment objectives. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Fund is required to deposit with the broker in either cash or securities an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Upon entering into such contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly in an unfavorable direction, in which case, the Fund may not achieve the anticipated benefits of the futures contracts.

    FAIR VALUES OF DERIVATIVE INSTRUMENTS AS OF NOVEMBER 30, 2015*
    (IN THOUSANDS)

                                          ASSET DERIVATIVES                 LIABILITY DERIVATIVES
------------------------------------------------------------------------------------------------------
                                STATEMENT OF                            STATEMENT OF
    DERIVATIVES NOT             ASSETS AND                              ASSETS AND
    ACCOUNTED FOR AS            LIABILITIES                             LIABILITIES
    HEDGING INSTRUMENTS         LOCATION                FAIR VALUE      LOCATION             FAIR VALUE
-------------------------------------------------------------------------------------------------------
    Equity contracts            Net unrealized              $-                                  $1**
                                appreciation of
                                investments and
                                futures contracts
-------------------------------------------------------------------------------------------------------

   *For open derivative instruments as of November 30, 2015, see the Portfolio of Investments, which also is indicative of activity for the period ended November 30, 2015.

  **Includes cumulative appreciation (depreciation) of futures as reported on the Portfolio of Investments. Only current day's variation margin is reported within the Statement of Assets and Liabilities.

================================================================================

48  | USAA INTERNATIONAL FUND

================================================================================

    THE EFFECT OF DERIVATIVE INSTRUMENTS ON THE STATEMENT OF OPERATIONS FOR THE SIX-MONTH PERIOD ENDED NOVEMBER 30, 2015 (IN THOUSANDS)

                                                                                   CHANGE IN
                                                                                   UNREALIZED
    DERIVATIVES NOT                                                                APPRECIATION
    ACCOUNTED FOR AS      STATEMENT OF                   REALIZED GAIN (LOSS)      (DEPRECIATION)
    HEDGING INSTRUMENTS   OPERATIONS LOCATION            ON DERIVATIVES            ON DERIVATIVES
-------------------------------------------------------------------------------------------------
    Equity contracts      Net realized gain (loss)             $37                       $(1)
                          on futures transactions /
                          Change in net unrealized
                          appreciation/(depreciation)
                          of futures contracts
-------------------------------------------------------------------------------------------------

D. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

E. INVESTMENTS IN SECURITIES - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Discounts and premiums on short-term securities are amortized on a straight-line basis over the life of the respective securities. Foreign income and capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable, as a reduction to such income and realized gains. These foreign taxes have been provided for in accordance with the understanding of the applicable countries' tax rules and rates.

F. FOREIGN CURRENCY TRANSLATIONS - The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

    1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  49

================================================================================

    2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

        The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

        Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal year, these net realized foreign currency gains/losses are reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income on the Statement of Assets and Liabilities as such amounts are treated as ordinary income/loss for tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

G. EXPENSES PAID INDIRECTLY - A portion of the brokerage commissions that the Fund pays may be recaptured as a credit that is tracked and used by the custodian to directly reduce expenses paid by the Fund. In addition, through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the six-month period ended November 30, 2015, brokerage commission recapture credits reduced the expenses of the Fund Shares, Institutional Shares, and Adviser Shares each by less than $500. For the six-month period ended November 30, 2015, there were no custodian and other bank credits.

================================================================================

50  | USAA INTERNATIONAL FUND

================================================================================

H. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

I. REDEMPTION FEES - Adviser Shares held in the Fund less than 60 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed or exchanged shares. All redemption fees paid will be accounted for by the Fund as an addition to paid in capital. For the six-month period ended November 30, 2015, the Adviser Shares did not charge any redemption fees.

J. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR).

The USAA Funds that are party to the loan agreement are assessed facility fees by CAPCO in the amount of 9.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2015, the maximum annual facility fee was 7.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the USAA Funds based on their respective average net assets for the period.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  51

================================================================================

The USAA Funds may request an optional increase of the committed loan agreement up to $750 million. If the USAA Funds increase the committed loan agreement above the $500 million, the assessed facility fee by CAPCO will be increased to
10.0 basis points.

For the six-month period ended November 30, 2015, the Fund paid CAPCO facility fees of $9,000, which represents 4.8% of the total fees paid to CAPCO by the USAA Funds. The Fund had no borrowings under this agreement during the six-month period ended November 30, 2015.

(3) DISTRIBUTIONS

The tax basis of distributions and any accumulated undistributed net investment income will be determined based upon the Fund's tax year-end of May 31, 2016, in accordance with applicable tax law.

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

At May 31, 2015, the Fund had no capital loss carryforwards, for federal income tax purposes.

For the six-month period ended November 30, 2015, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax positions to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the six-month period ended November 30, 2015, were $1,420,054,000 and $1,523,337,000, respectively.

As of November 30, 2015, the cost of securities, including short-term securities, for federal income tax purposes, was approximately the same as that reported in the financial statements.

================================================================================

52  | USAA INTERNATIONAL FUND

================================================================================

Gross unrealized appreciation and depreciation of investments as of November 30, 2015, were $730,457,000 and $204,728,000, respectively, resulting in net unrealized appreciation of $525,729,000.

(5) CAPITAL SHARE TRANSACTIONS

At November 30, 2015, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

Capital share transactions for the Institutional Shares resulted from purchases and sales by the affiliated USAA fund-of-funds as well as other persons or legal entities that the Fund may approve from time to time. Capital share transactions for all classes were as follows, in thousands:

                                             SIX-MONTH PERIOD ENDED                YEAR ENDED
                                                NOVEMBER 30, 2015                 MAY 31, 2015
----------------------------------------------------------------------------------------------------
                                              SHARES           AMOUNT          SHARES         AMOUNT
                                              ------------------------------------------------------
FUND SHARES:
Shares sold                                   5,752         $ 167,780         11,645       $ 347,623
Shares issued from
 reinvested dividends                             -*                -*         1,861          53,586
Shares redeemed                              (4,260)         (124,437)        (8,871)       (264,889)
                                              ------------------------------------------------------
Net increase from capital
 share transactions                           1,492         $  43,343          4,635       $ 136,320
                                              ======================================================
INSTITUTIONAL SHARES:
Shares sold                                   3,209         $  92,960          7,935       $ 237,154
Shares issued from
 reinvested dividends                             -                 -          1,802          51,699
Shares redeemed                              (8,477)         (241,293)        (8,620)       (254,803)
                                              ------------------------------------------------------
Net increase (decrease) from
   capital share transactions                (5,268)        $(148,333)         1,117       $  34,050
                                              ======================================================
ADVISER SHARES:
Shares sold                                       -*        $      13              1       $      34
Shares issued from
 reinvested dividends                             -                 -              -*              1
Shares redeemed*                                  -*              (17)            (5)           (163)
                                              ------------------------------------------------------
Net decrease from
 capital share transactions                       -*        $      (4)            (4)      $    (128)
                                              ======================================================
*Represents less than 500 shares or $500.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  53

================================================================================

(6) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund. The Manager is authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the actual day-to-day investment of a portion of the Fund's assets.

    The Manager monitors each subadviser's performance through quantitative and qualitative analysis and periodically reports to the Board as to whether each subadviser's agreement should be renewed, terminated, or modified. The Manager also is responsible for allocating assets to the subadviser(s). The allocation for each subadviser could range from 0% to 100% of the Fund's assets, and the Manager could change the allocations without shareholder approval.

    The investment management fee for the Fund is comprised of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.75% of the Fund's average net assets.

    The performance adjustment is calculated separately for each share class on a monthly basis by comparing each class's performance over the performance period to that of the Lipper International Funds Index. The Lipper International Funds Index tracks the total return performance of the 30 largest funds in the Lipper International Funds category. The performance period for each class consists of the current month plus the previous 35 months. The following table is utilized to determine the extent of the performance adjustment:

    OVER/UNDER PERFORMANCE
    RELATIVE TO INDEX                            ANNUAL ADJUSTMENT RATE
    (IN BASIS POINTS)(1)                         (IN BASIS POINTS)(1)
-----------------------------------------------------------------------
    +/- 100 to 400                               +/- 4
    +/- 401 to 700                               +/- 5
    +/- 701 and greater                          +/- 6

    (1) Based on the difference between average annual performance of the relevant share class of the Fund and its relevant index, rounded to the nearest basis point. Average net assets of the share class are calculated over a rolling 36-month period.

================================================================================

54  | USAA INTERNATIONAL FUND

================================================================================

    Each class's annual performance adjustment rate is multiplied by the average net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee.

    Under the performance fee arrangement, each class will pay a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper International Funds Index over that period, even if the class had overall negative returns during the performance period.

    For the six-month period ended November 30, 2015, the Fund incurred total management fees, paid or payable to the Manager, of $12,951,000, which included no performance adjustments for the Fund Shares and Institutional Shares, and a performance adjustment of less than $(500) and less than (0.01)% for the Adviser Shares.

B. SUBADVISORY ARRANGEMENT(s) - Effective August 26, 2015, the Manager has entered into Investment Subadvisory Agreements with Wellington Management Company LLP (Wellington Management) and Lazard Asset Management (Lazard). Prior to the addition of these subadvisers, MFS Investment Management (MFS) was the only subadviser of the Fund. The Manager entered into an Investment Subadvisory Agreement with Lazard, MFS, and Wellington Management under which Lazard, MFS, and Wellington Management each direct the investment and reinvestment of a portion of the Fund's assets (as allocated from time to time by the Manager).

    The Manager (not the Fund) pays Lazard a subadvisory fee in the annual amount of 0.50% for assets up to $100 million, 0.45% for assets over $100 million up to $250 million, 0.40% for assets over $250 million up to $600 million, and 0.375% for assets over $600 million on the portion of the Fund's average net assets that Lazard manages. For the period of August 26, 2015, through November 30, 2015, the Manager incurred subadvisory fees with respect to the Fund, paid or payable to Lazard, of $595,000.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  55

================================================================================

    The Manager (not the Fund) pays MFS a subadvisory fee based on the aggregate average net assets in the USAA International Fund and the USAA World Growth Fund combined, in an annual amount of 0.33% on the first $2 billion of assets, 0.30% of assets over $2 billion and up to $3 billion, and 0.25% on assets over $3 billion. For the six-month period ended November 30, 2015, the Manager incurred subadvisory fees with respect to the Fund, paid or payable to MFS, of $4,252,000.

    The Manager (not the Fund) pays Wellington Management a subadvisory fee in the annual amount of 0.45% on the first $700 million and 0.425% on assets over $700 million of the portion of the Fund's average net assets that Wellington Management manages. For the period of August 26, 2015, through November 30, 2015, the Manager incurred subadvisory fees with respect to the Fund, paid or payable to Wellington Management, of $593,000.

C. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of average net assets of the Fund Shares and Adviser Shares, and 0.10% of average net assets of the Institutional Shares. For the six-month period ended November 30, 2015, the Fund Shares, Institutional Shares, and Adviser Shares incurred administration and servicing fees, paid or payable to the Manager, of $1,411,000, $783,000, and $5,000, respectively.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the six-month period ended November 30, 2015, the Fund reimbursed the Manager $43,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

D. EXPENSE LIMITATION - The Manager agreed, through October 1, 2016, to limit the total annual operating expenses of the Adviser Shares to 1.35% of its average net assets, excluding extraordinary expenses and before

================================================================================

56  | USAA INTERNATIONAL FUND

================================================================================

    reductions of any expenses paid indirectly, and to reimburse the Adviser Shares for all expenses in excess of that amount. Prior to October 1, 2015, the expense limitation was 1.40% of the Adviser Shares' net assets. This expense limitation arrangement may not be changed or terminated through October 1, 2016, without approval of the Board, and may be changed or terminated by the Manager at any time after that date. For the six-month period ended November 30, 2015, the Adviser Shares incurred reimbursable expenses of $5,000, of which $7,000 was receivable from the Manager.

E. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund Shares and Adviser Shares based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Transfer agent's fees for Institutional Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.10% of the Institutional Shares' average net assets, plus out-of-pocket expenses. For the six-month period ended November 30, 2015, the Fund Shares, Institutional Shares, and Adviser Shares incurred transfer agent's fees, paid or payable to SAS, of $1,520,000, $783,000, and less than $500, respectively.

F. DISTRIBUTION AND SERVICE (12b-1) FEES - The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Adviser Shares. Under the plan, the Adviser Shares pay fees to USAA Investment Management Company, the distributor, for distribution and shareholder services. USAA Investment Management Company pays all or a portion of such fees to intermediaries that make the Adviser Shares available for investment by their customers. The fee is accrued daily and paid monthly at an annual rate of 0.25% of the Adviser Shares' average net assets. Adviser Shares are offered and sold without imposition of an initial sales charge or a contingent deferred sales charge. For the six-month period ended November 30, 2015, the Adviser Shares incurred distribution and service (12b-1) fees of $9,000.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  57

================================================================================

G. UNDERWRITING SERVICES - USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no commissions or fees for this service.

(7) TRANSACTIONS WITH AFFILIATES

The Fund offers its Institutional Shares for investment by other USAA Funds and is one of 20 USAA mutual funds in which the affiliated USAA fund-of-funds may invest. The USAA fund-of-funds do not invest in the underlying funds for the purpose of exercising management or control. As of November 30, 2015, the USAA fund-of-funds owned the following percentages of the total outstanding shares of the Fund:

AFFILIATED USAA FUND                                                OWNERSHIP %
-------------------------------------------------------------------------------
USAA Cornerstone Conservative                                           0.2
USAA Cornerstone Equity                                                 0.8
USAA Target Retirement Income                                           0.7
USAA Target Retirement 2020                                             2.0
USAA Target Retirement 2030                                             4.9
USAA Target Retirement 2040                                             6.1
USAA Target Retirement 2050                                             3.4
USAA Target Retirement 2060                                             0.2

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution. At November 30, 2015, USAA and its affiliates owned 240,000 shares which represent 98.7% of the Adviser Shares and 0.2% of the Fund.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

================================================================================

58  | USAA INTERNATIONAL FUND

================================================================================

(8) FINANCIAL HIGHLIGHTS - FUND SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                SIX-MONTH
                               PERIOD ENDED
                                NOVEMBER 30,                        YEAR ENDED MAY 31,
                              -------------------------------------------------------------------------------
                                    2015         2015          2014         2013         2012            2011
                              -------------------------------------------------------------------------------
Net asset value at
 beginning of period          $    30.90   $    31.25    $    27.29   $    21.59   $    26.30      $    19.71
                              -------------------------------------------------------------------------------
Income (loss) from
 investment operations:
 Net investment income               .09          .38           .34(a)       .32(a)       .35             .29
 Net realized and
   unrealized gain (loss)          (2.27)         .16          3.86(a)      5.71(a)     (4.76)           6.52
                              -------------------------------------------------------------------------------
Total from investment
 operations                        (2.18)         .54          4.20(a)      6.03(a)     (4.41)           6.81
Less distributions from:
 Net investment income                 -         (.50)         (.24)        (.33)        (.30)           (.22)
 Realized capital gains                -         (.39)            -            -            -               -
                              -------------------------------------------------------------------------------
Total distributions                    -         (.89)         (.24)        (.33)        (.30)           (.22)
                              -------------------------------------------------------------------------------
Net asset value at
  end of period               $    28.72   $    30.90    $    31.25   $    27.29   $    21.59      $    26.30
                              ===============================================================================
Total return (%)*                  (7.06)        1.97         15.44        28.01       (16.71)          34.67
Net assets at
  end of period (000)         $1,863,698   $1,958,773    $1,836,335   $1,509,000   $1,587,445      $1,840,770
Ratios to average
 net assets:**
 Expenses (%)(b)                    1.11(c)      1.12          1.16         1.21         1.21            1.21
 Net investment
  income (%)                         .71(c)      1.42          1.16         1.27         1.56            1.37
Portfolio turnover (%)                42           17            14           20           17              25

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the
    Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the six-month period ended November 30, 2015, average net assets were
    $1,878,619,000.
(a) Calculated using average shares.
(b) Reflects total annual operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares' expenses paid indirectly decreased the expense ratios as follows:
                                  (.00%)(+)         -         (.00%)(+)     (.00%)(+)    (.00%)(+)       (.00%)(+)
    (+) Represents less than 0.01% of average net assets.
(c) Annualized. The ratio is not necessarily indicative of 12 months of operations.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  59

================================================================================

(8) FINANCIAL HIGHLIGHTS (CONTINUED) - INSTITUTIONAL SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                SIX-MONTH
                               PERIOD ENDED
                               NOVEMBER 30,                       YEAR ENDED MAY 31,
                              -------------------------------------------------------------------------------
                                    2015         2015          2014         2013         2012            2011
                              -------------------------------------------------------------------------------
Net asset value at
 beginning of period          $    30.82   $    31.17    $    27.23   $    21.59      $ 26.32        $  19.72
                              -------------------------------------------------------------------------------
Income (loss) from
 investment operations:
 Net investment income               .13          .46           .38          .42(a)       .45             .45
 Net realized and
  unrealized gain (loss)           (2.29)         .12          3.85         5.65(a)     (4.82)           6.45
                              -------------------------------------------------------------------------------
Total from investment
  operations                       (2.16)         .58          4.23         6.07(a)     (4.37)           6.90
                              -------------------------------------------------------------------------------
Less distributions from:
 Net investment income                 -         (.54)         (.29)        (.43)        (.36)           (.30)
 Realized capital gains                -         (.39)            -            -            -               -
                              -------------------------------------------------------------------------------
Total distributions                    -         (.93)         (.29)        (.43)        (.36)           (.30)
                              -------------------------------------------------------------------------------
Net asset value at
  end of period               $    28.66   $    30.82    $    31.17   $    27.23      $ 21.59        $  26.32
                              ===============================================================================
Total return (%)*                  (7.01)        2.11         15.60        28.23       (16.54)          35.13
Net assets at
 end of period (000)          $1,463,309   $1,735,756    $1,720,967   $1,235,652     $443,089        $385,203
Ratios to average
 net assets:**
 Expenses (%)(b)                    1.00(d)       .99          1.01         1.02          .99             .90(c)
 Expenses, excluding
  reimbursements (%)(b)             1.00(d)       .99          1.01         1.02          .99             .91
 Net investment
  income (%)                         .82(d)      1.53          1.33         1.65         1.94            1.91
Portfolio turnover (%)                42           17            14           20           17              25

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the
    Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the six-month period ended November 30, 2015, average net assets were
    $1,563,014,000.
(a) Calculated using average shares.
(b) Reflects total annual operating expenses of the Institutional Shares before reductions of any expenses paid indirectly. The Institutional Shares'
    expenses paid indirectly decreased the expense ratios as follows:
                                    (.00%)(+)       -          (.00%)(+)  (.00%)(+)      (.00%)(+)       (.00%)(+)
    (+) Represents less than 0.01% of average net assets.
(c) Prior to October 1, 2010, the Manager voluntarily agreed to limit the annual expenses of the Institutional Shares to 0.87% of the Institutional Shares'
    average net assets.
(d) Annualized. The ratio is not necessarily indicative of 12 months of operations.

================================================================================

60  | USAA INTERNATIONAL FUND

================================================================================

(8) FINANCIAL HIGHLIGHTS (CONTINUED) - ADVISER SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                 SIX-MONTH
                                PERIOD ENDED                                              PERIOD ENDED
                                NOVEMBER 30,                YEAR ENDED MAY 31,                MAY 31,
                                ----------------------------------------------------------------------------
                                    2015           2015         2014         2013        2012        2011***
                                ----------------------------------------------------------------------------
Net asset value at
 beginning of period              $30.77         $31.13       $27.17       $21.54      $26.24      $22.17
                                  -----------------------------------------------------------------------
Income (loss) from
 investment operations:
 Net investment income               .06            .32          .25          .23         .28         .23
 Net realized and
 unrealized gain (loss)            (2.27)           .12         3.84         5.69       (4.75)       4.05
                                  -----------------------------------------------------------------------
Total from investment
  operations                       (2.21)           .44         4.09         5.92       (4.47)       4.28
                                  -----------------------------------------------------------------------
Less distributions from:
 Net investment income                 -           (.41)        (.13)        (.29)       (.23)       (.21)
 Realized capital gains                -           (.39)           -            -           -           -
                                  -----------------------------------------------------------------------
Total distributions                    -           (.80)        (.13)        (.29)       (.23)       (.21)
                                  -----------------------------------------------------------------------
Net asset value at
  end of period                   $28.56         $30.77       $31.13       $27.17      $21.54      $26.24
                                  =======================================================================
Total return (%)*                  (7.18)          1.62        15.10        27.56      (17.00)      19.38
Net assets at
 end of period (000)              $6,940         $7,481       $7,698       $6,641      $5,223      $6,361
Ratios to average
 net assets:**
 Expenses (%)(c)                    1.39(b),(d)    1.44(a)      1.46         1.55        1.55        1.55(b)
 Expenses, excluding
   reimbursements (%)(c)            1.54(b)        1.51         1.46         1.68        1.76        1.90(b)
 Net investment income (%)           .44(b)        1.07          .85          .97        1.20        1.23(b)
Portfolio turnover (%)                42             17           14           20          17          25

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the
    Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the six-month period ended November 30, 2015, average net assets were
    $7,079,000.
*** Adviser Shares were initiated on August 1, 2010.
(a) Prior to October 1, 2014, the Manager voluntarily agreed to reimburse the
    Adviser Shares for expenses in excess of 1.55% of their annual average net assets.
(b) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(c) Reflects total annual operating expenses of the Adviser Shares before reductions of any expenses paid indirectly. The Adviser Shares' expenses paid indirectly decreased the expense ratios as follows:
                                    (.00%)(+)         -         (.00%)(+)    (.00%)(+)   (.00%)(+)   (.00%)(+)
    (+) Represents less than 0.01% of average net assets.
(d) Prior to October 1, 2015, the Manager voluntarily agreed to reimburse the
    Adviser Shares for expenses in excess of 1.40% of their annual average net assets.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  61

================================================================================

EXPENSE EXAMPLE

November 30, 2015 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, distribution and service (12b-1) fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of June 1, 2015, through November 30, 2015.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual

================================================================================

62  | USAA INTERNATIONAL FUND

================================================================================

return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                      EXPENSES PAID
                                        BEGINNING               ENDING                DURING PERIOD*
                                       ACCOUNT VALUE         ACCOUNT VALUE            JUNE 1, 2015 -
                                       JUNE 1, 2015        NOVEMBER 30, 2015         NOVEMBER 30, 2015
                                       ----------------------------------------------------------------
FUND SHARES
Actual                                  $1,000.00              $  929.40                   $5.35
Hypothetical
 (5% return before expenses)             1,000.00               1,019.45                    5.60

INSTITUTIONAL SHARES
Actual                                   1,000.00                 929.90                    4.82
Hypothetical
 (5% return before expenses)             1,000.00               1,020.00                    5.05

ADVISER SHARES
Actual                                   1,000.00                 928.20**                  6.72**
Hypothetical
 (5% return before expenses)             1,000.00               1,018.10**                  7.03**

 * Expenses are equal to the annualized expense ratio of 1.11% for Fund Shares, 1.00% for Institutional Shares, and 1.39% for Adviser Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/366 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of (7.06)% for Fund Shares, (7.01)% for Institutional Shares, and (7.18)% for Adviser Shares for the six-month period of June 1, 2015, through November 30, 2015.

** The Fund's annualized expense ratio of 1.39% for Adviser Shares above reflects a change, effective October 1, 2015, of the Manager's voluntary expense limitation for the Adviser Shares from 1.40% to

================================================================================

                                                           EXPENSE EXAMPLE |  63

================================================================================

  1.35% of the Adviser Shares' annual net assets. Had the expense limitation of 1.35% been in effect for the entire six-month period of June 1, 2015, through November 30, 2015, the values in the prior table would be as shown below.

                                                                                     EXPENSES PAID
                                       BEGINNING               ENDING                DURING PERIOD
                                      ACCOUNT VALUE         ACCOUNT VALUE            JUNE 1, 2015 -
                                      JUNE 1, 2015        NOVEMBER 30, 2015        NOVEMBER 30, 2015
                                      ---------------------------------------------------------------
ADVISER SHARES

Actual                                   1,000.00               928.20                    6.53
Hypothetical
 (5% return before expenses)             1,000.00             1,018.30                    6.83

================================================================================

64  | USAA INTERNATIONAL FUND

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select your mutual fund
AT USAA.COM                          account and either click the link or
                                     select 'I want to...' and select
OR CALL                              the desired action.
(800) 531-USAA (8722)
(210) 531-8722
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

       USAA                                                 --------------
       9800 Fredericksburg Road                                PRSRT STD
       San Antonio, TX 78288                                 U.S. Postage
                                                                 PAID
                                                                 USAA
                                                            --------------
>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]                                        [LOGO OF RECYCLE PAPER]
       USAA        We know what it means to serve.(R)              10%

   =============================================================================
   23410-0116                                (C)2016, USAA. All rights reserved.

[LOGO OF USAA]
   USAA(R)

                                       [GRAPHIC OF USAA MANAGED ALLOCATION FUND]

 ==============================================================

       SEMIANNUAL REPORT
       USAA MANAGED ALLOCATION FUND
       NOVEMBER 30, 2015

 ==============================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"A NEW YEAR IS A GREAT TIME TO REEVALUATE YOUR
INVESTMENT PLAN TO HELP ENSURE YOU ARE STAYING      [PHOTO OF BROOKS ENGLEHARDT]
ON TRACK TOWARD YOUR FINANCIAL GOALS."

--------------------------------------------------------------------------------

JANUARY 2016

The financial markets were volatile during the reporting period ended November 30, 2015, but U.S. stocks, the broad U.S. fixed-income market, and longer-term U.S. Treasury securities had experienced minimal change when the reporting period came to an end. Emerging markets stocks, in contrast, generally suffered losses, while stocks in non-U.S. developed markets also declined, though to a lesser extent.

When the reporting period began in June 2015, Greece was once again in the headlines, as the country's debt problems reemerged and investors speculated about the future of the European Union. During July 2015, market turbulence increased. Worries about China's slow economic growth triggered a steep decline in the Chinese equity market, with many other emerging stock markets falling in a similar fashion. In response, the Chinese authorities surprised many investors by devaluing its currency, which added to investors' existing concerns about the health of the global economy. The result was a broad sell-off in riskier asset classes and a flight to the perceived safety of U.S. Treasury securities.

Meanwhile, a divergence in global economic growth was reflected in the monetary policies being pursued by the world's central banks. Persistent economic weakness outside the United States led many central banks to cut interest rates and boost quantitative easing, resulting in low--and even negative--global interest rates. At the same time, the U.S. economy continued to grow, albeit slowly, and the Federal Reserve (the Fed) strongly signaled that it would begin to raise interest rates for the first time in seven years. As a result, shorter-term U.S. Treasury yields rose during the reporting period, while longer-term U.S. Treasury yields edged up slightly. On December 16, 2015, the Fed raised the target range for the federal funds rate from 0.25% to 0.50%. At USAA Investments, we believe it is less important when the first interest rate increase occurs than how quickly the Fed affects interest rates. We have long believed Fed policymakers are unlikely to raise interest rates rapidly because they will not want to jeopardize the U.S. economy. In addition, there appears to be no pressing reason, such as a higher rate of inflation, for them

================================================================================

================================================================================

to do so. Therefore, the modest interest rate increase in December 2015 is consistent with our outlook.

Also of note during the reporting period was the steady decline in commodities prices. What caused the drop in oil, natural gas, coal, and industrial metals prices? In our opinion, there was no single reason. Certainly, the divergence in global economic growth and central bank monetary policy created uncertainty in the world's commodities markets. But softening global demand and, in the case of energy, an increase in supply were also key factors. In addition, commodities are generally priced in U.S. dollars and the appreciation of the U.S. dollar during the reporting period dampened prices.

A new year is a great time to reevaluate your investment plan to help ensure you are staying on track toward your financial goals. Investors also may want to consider making a 2016 IRA contribution. The sooner investors invest their money, the sooner it can start working for them. For assistance, please feel free to give our financial advisors a call.

Looking ahead, we expect to see continued volatility--at least in the near term--in the financial markets. It's been several years since we've seen this kind of market turbulence, so the events of the reporting period are a helpful reminder that volatility is to be expected from time to time and is normal market behavior. Long-term investors should strive to make decisions based on their long-term objectives, time horizon, and risk tolerance, rather than in response to market turmoil.

On behalf of all of us at USAA Investments, we wish you a happy, healthy, and prosperous year in 2016. Thank you for your continued investment in our family of mutual funds.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. o As interest rates rise, bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened.
o Investments in foreign securities are subject to additional and more diverse risks, including but not limited to currency fluctuations, market illiquidity, and political and economic instability. Foreign investing may result in more rapid and extreme changes in value than investments made exclusively in the securities of U.S. companies. There may be less publicly available information relating to foreign companies than those in the U.S. Foreign securities may also be subject to foreign taxes. Investments made in emerging market countries may be particularly volatile. Economies of emerging market countries are generally less diverse and mature than more developed countries and may have less stable political systems. o Investments provided by USAA Investment Management Company and USAA Financial Advisors Inc., both registered broker dealers, and affiliates.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

FUND OBJECTIVE                                                                1

MANAGERS' COMMENTARY                                                          2

INVESTMENT OVERVIEW                                                           5

FINANCIAL INFORMATION

    Portfolio of Investments                                                  8

    Notes to Portfolio of Investments                                        11

    Financial Statements                                                     13

    Notes to Financial Statements                                            16

EXPENSE EXAMPLE                                                              25

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2016, USAA. All rights reserved.

201011-0116

================================================================================

================================================================================

FUND OBJECTIVE

THE USAA MANAGED ALLOCATION FUND (THE FUND) SEEKS TO MAXIMIZE TOTAL RETURN, CONSISTING PRIMARILY OF CAPITAL APPRECIATION.

--------------------------------------------------------------------------------

TYPES OF INVESTMENTS

The Fund invests primarily in U.S. and/or foreign (to include emerging markets) equity securities and fixed-income securities through investments in shares of other investment companies, including exchange-traded funds (ETFs) and real estate securities, including real estate investment trusts (REITs). Consistent with its investment strategy, the Fund may at times invest directly in U.S. and/or foreign equity securities and fixed-income securities, as well as derivatives, including futures contracts, and hedge funds.*

*The Fund is not offered for sale directly to the general public and currently is available for investment through a USAA discretionary managed account program. The Fund may be offered to other persons and legal entities that USAA Asset Management Company may approve from time to time. There are no minimum initial or subsequent purchase payment amounts for investments in the Fund.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's set rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

                                                             FUND OBJECTIVE |  1

================================================================================

MANAGERS' COMMENTARY ON THE FUND

USAA Asset Management Company

    JOHN P. TOOHEY, CFA                       R. MATTHEW FREUND, CFA
    WASIF A. LATIF                            ARNOLD J. ESPE, CFA

--------------------------------------------------------------------------------

o  HOW DID THE GLOBAL FINANCIAL MARKETS PERFORM DURING THE REPORTING PERIOD?

   The reporting period ended November 30, 2015, proved to be a challenging time for the world financial markets as concerns about slow global growth, China's currency devaluation, and the potential for an interest rate increase by the Federal Reserve (the Fed) combined to weigh upon investor sentiment.

   U.S. equities generally finished the reporting period with a negative return, but they generated returns above those of the international markets. The U.S. economy appeared to be on track to deliver growth of approximately 2% in the second half of 2015 amid strength in the housing market, employment, and consumer spending. While low compared to historical standards, this rate is nonetheless higher than the majority of the world's developed economies--a positive for U.S. stocks' relative performance during the reporting period. Within the domestic market, small-cap stocks generally underperformed large-cap stocks as investors appeared averse to risk.

   Developed market international stocks finished with a loss and underperformed U.S. equities which was likely due to mounting concerns about slowing economic growth in both Europe and Japan. In addition, the weakness in foreign currencies relative to the U.S. dollar translated to lower total returns for U.S.-based investors.

   In the investment-grade bond market, U.S. Treasuries finished relatively flat. While investors remained on edge about the possibility of the Fed

================================================================================

2  | USAA MANAGED ALLOCATION FUND

================================================================================

   increasing interest rates, bonds gained a degree of support from the backdrop of below-trend growth and low inflation. Investment-grade corporate debt lagged, due largely to a sharp increase in new-issue supply. High-yield bonds underperformed the investment-grade market by a considerable margin, as the weakness in commodity prices pressured the credit outlook for the many energy and mining issuers within the asset class.

o HOW DID THE USAA MANAGED ALLOCATION FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

   For the reporting period ended November 30, 2015, the Fund had a total return of -4.34%. This compares to returns of -0.21% for the S&P 500(R) Index and -0.12% for the Barclays U.S. Aggregate Bond Index.

   USAA Asset Management Company (the Manager) is the Fund's investment adviser. The investment adviser provides day-to-day discretionary management for the Fund's assets.

o  PLEASE DISCUSS THE FACTORS THAT HELPED AND HURT PERFORMANCE.

   This Fund is designed to provide flexibility in implementing tactical asset allocation shifts within the USAA Managed Portfolios (UMP). By using the Fund in this manner, we are able to make allocation changes more quickly and with less disruption to the UMP. The Fund primarily uses exchange-traded funds
   (ETFs) to implement the portfolio managers' target asset allocations since ETFs are highly liquid vehicles that allow us to apply our tactical asset allocation decisions quickly and efficiently.

   During the reporting period, the Fund's domestic equity allocation finished with an aggregate return that was slightly in the negative. Our large-cap allocation, which makes up the bulk of our position in domestic equities, finished just below the break-even mark. Our investments in mid- and small-cap stocks closed with losses, but these make up a much smaller weighting within the portfolio.

   Refer to page 6 for benchmark definitions.

   PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

   The Fund also holds an allocation to developed-market international equities that is roughly equivalent to its weighting in the United States. Consistent with the broader market environment, this portion of the Fund--which is invested in two broad-based ETFs and one ETF that is focused on Europe--lost ground and lagged the U.S. market. The Fund holds no exposure to the emerging markets, which enabled it to sidestep the meaningful underperformance of this asset class.

   The portion of the Fund invested in bonds also closed the reporting period with a negative return, but it increased portfolio income and provided an element of stability when stock market volatility increased in autumn. The Fund benefited from its position in an ETF linked to intermediate-term U.S. Treasuries. However, this was offset by its allocation to investment-grade corporate and high-yield bonds, both of which lost ground during the reporting period.

   The market backdrop remains uncertain as we move toward 2016, with Fed policy, China's growth outlook, and geopolitical headlines all representing factors that are affecting investor sentiment. Our approach to this set of circumstances is to maintain our steady, long-term investment strategy and emphasis on diversification. We believe this balanced approach--while always important--is even more essential in an environment likely to be characterized by elevated headline risk and the potential for above-average market volatility.

   Thank you for your investment in the Fund.

   Foreign investing is subject to additional risks, such as currency fluctuations, market illiquidity, and political instability. Emerging market countries are less diverse and mature than other countries and tend to be politically less stable. o As interest rates rise, bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened. o Exchange-traded Funds (ETFs) are subject to risks similar to those of stocks. Investment returns may fluctuate and are subject to market volatility, so that an investor's shares, when redeemed or sold, may be worth more or less than their original cost.
   o Non-investment grade securities are considered speculative and are subject to significant credit risk. They are sometimes referred to as "junk" bonds since they represent a greater risk of default than more creditworthy investment-grade securities. o Diversification is a technique intended to help reduce risk and does not guarantee a profit or prevent a loss.

================================================================================

4  | USAA MANAGED ALLOCATION FUND

================================================================================

INVESTMENT OVERVIEW

USAA MANAGED ALLOCATION FUND (THE FUND)
(Ticker Symbol: UMAFX)


--------------------------------------------------------------------------------
                                            11/30/15                5/31/15
--------------------------------------------------------------------------------

Net Assets                                $1.4 Billion           $1.4 Billion
Net Asset Value Per Share                    $11.47                 $11.99


--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 11/30/15
--------------------------------------------------------------------------------
   5/31/15-11/30/15*       1 YEAR         5 YEAR       SINCE INCEPTION 2/01/10

        -4.34%             -1.87%         4.78%                 5.85%


--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/15
--------------------------------------------------------------------------------
   1 YEAR                  5 YEAR                      SINCE INCEPTION 2/01/10

   -2.31%                  3.92%                                5.39%


--------------------------------------------------------------------------------
                        EXPENSE RATIO AS OF 5/31/15**
--------------------------------------------------------------------------------

                                    0.97%

             (includes acquired fund fees and expenses of 0.23%)


THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Total returns for periods of less than one year are not annualized. This return is cumulative.

**The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated October 1, 2015, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

================================================================================

                                                        INVESTMENT OVERVIEW |  5

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]


                                            USAA MANAGED           BARCLAYS U.S. AGGREGATE
                  S&P 500 INDEX            ALLOCATION FUND               BOND INDEX
01/31/10           $10,000.00                $10,000.00                  $10,000.00
02/28/10            10,309.77                 10,200.00                   10,037.34
03/31/10            10,931.91                 10,420.00                   10,025.00
04/30/10            11,104.50                 10,490.00                   10,129.36
05/31/10            10,217.80                 10,140.00                   10,214.60
06/30/10             9,682.92                  9,980.00                   10,374.78
07/31/10            10,361.33                 10,600.00                   10,485.46
08/31/10             9,893.58                 10,230.00                   10,620.38
09/30/10            10,776.53                 11,100.00                   10,631.70
10/31/10            11,186.57                 11,250.00                   10,669.56
11/30/10            11,188.00                 11,030.00                   10,608.23
12/31/10            11,935.71                 11,257.84                   10,493.84
01/31/11            12,218.61                 11,226.51                   10,506.05
02/28/11            12,637.20                 11,372.71                   10,532.33
03/31/11            12,642.23                 11,508.48                   10,538.15
04/30/11            13,016.63                 11,780.00                   10,671.92
05/31/11            12,869.29                 11,832.22                   10,811.19
06/30/11            12,654.77                 11,759.12                   10,779.54
07/31/11            12,397.44                 11,915.76                   10,950.59
08/31/11            11,723.99                 12,030.64                   11,110.58
09/30/11            10,899.81                 11,592.02                   11,191.40
10/31/11            12,091.08                 12,239.51                   11,203.42
11/30/11            12,064.36                 11,988.87                   11,193.70
12/31/11            12,187.77                 12,051.67                   11,316.73
01/31/12            12,733.97                 12,534.63                   11,416.10
02/29/12            13,284.61                 12,770.50                   11,413.48
03/31/12            13,721.79                 12,579.56                   11,350.94
04/30/12            13,635.66                 12,646.95                   11,476.78
05/31/12            12,816.15                 11,984.28                   11,580.63
06/30/12            13,344.20                 12,377.39                   11,585.17
07/31/12            13,529.54                 12,523.40                   11,744.96
08/31/12            13,834.27                 12,703.11                   11,752.64
09/30/12            14,191.77                 12,927.74                   11,768.82
10/31/12            13,929.72                 12,916.51                   11,791.96
11/30/12            14,010.53                 12,961.44                   11,810.57
12/31/12            14,138.23                 13,242.58                   11,793.75
01/31/13            14,870.52                 13,383.21                   11,711.27
02/28/13            15,072.39                 13,277.74                   11,769.97
03/31/13            15,637.65                 13,359.77                   11,779.37
04/30/13            15,938.94                 13,523.84                   11,898.56
05/31/13            16,311.78                 13,266.02                   11,686.26
06/30/13            16,092.73                 12,832.41                   11,505.49
07/31/13            16,911.60                 13,160.55                   11,521.22
08/31/13            16,421.81                 12,855.85                   11,462.33
09/30/13            16,936.79                 13,230.86                   11,570.84
10/31/13            17,715.34                 13,594.16                   11,664.39
11/30/13            18,255.19                 13,676.19                   11,620.72
12/31/13            18,717.34                 13,780.15                   11,555.05
01/31/14            18,070.21                 13,422.84                   11,725.78
02/28/14            18,896.81                 13,875.43                   11,788.13
03/31/14            19,055.65                 13,994.53                   11,768.05
04/30/14            19,196.51                 14,089.81                   11,867.35
05/31/14            19,647.13                 14,280.38                   12,002.47
06/30/14            20,052.99                 14,447.12                   12,008.67
07/31/14            19,776.45                 14,197.01                   11,978.55
08/31/14            20,567.60                 14,482.85                   12,110.79
09/30/14            20,279.17                 14,006.44                   12,028.56
10/31/14            20,774.49                 14,137.45                   12,146.79
11/30/14            21,333.22                 14,197.00                   12,232.96
12/31/14            21,279.48                 13,967.67                   12,244.43
01/31/15            20,640.69                 13,967.67                   12,501.17
02/28/15            21,826.94                 14,465.65                   12,383.64
03/31/15            21,481.76                 14,319.90                   12,441.12
04/30/15            21,687.83                 14,538.52                   12,396.49
05/31/15            21,966.72                 14,562.82                   12,366.63
06/30/15            21,541.49                 14,247.02                   12,231.77
07/31/15            21,992.81                 14,380.63                   12,316.82
08/31/15            20,665.90                 13,688.32                   12,299.10
09/30/15            20,154.55                 13,360.38                   12,382.29
10/31/15            21,854.67                 13,991.96                   12,384.41
11/30/15            21,919.67                 13,931.23                   12,351.67

                                   [END CHART]

                     Data from 1/31/10 through 11/30/2015.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Managed Allocation Fund to the following benchmarks:

o The unmanaged S&P 500 Index represents the weighted average performance of a group of 500 widely held, publicly traded stocks.

o The Barclays U.S. Aggregate Bond Index covers the U.S. investment-grade fixed-rate bond market, including government and credit securities, agency mortgage pass-through securities, asset-backed securities, and commercial mortgage-backed securities that have remaining maturities of more than one year.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes.

*The performance of the S&P 500 Index and the Barclay U.S. Aggregate Bond Index is calculated from the end of the month, January 31, 2010, while the inception date of the Fund is February 1, 2010. There may be a slight variation of performance numbers because of this difference.

================================================================================

6  | USAA MANAGED ALLOCATION FUND

================================================================================

                         o ASSET ALLOCATION - 11/30/15 o

                         [PIE CHART OF ASSET ALLOCATION]

DOMESTIC EXCHANGE-TRADED FUNDS*                                      33.6%
FIXED-INCOME EXCHANGE-TRADED FUNDS*                                  30.5%
INTERNATIONAL EXCHANGE-TRADED FUNDS*                                 32.5%
MONEY MARKET INSTRUMENTS                                              3.5%

                                   [END CHART]

*The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.

Percentages are of the net assets of the Fund and may not equal 100%.

You will find a complete list of securities that the Fund owns on pages 8-10.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

PORTFOLIO OF INVESTMENTS

November 30, 2015 (unaudited)

-----------------------------------------------------------------------------------------------
                                                                                         MARKET
NUMBER                                                                                    VALUE
OF SHARES    SECURITY                                                                     (000)
-----------------------------------------------------------------------------------------------
             EQUITY SECURITIES (96.6%)

             EXCHANGE-TRADED FUNDS (96.6%)

             DOMESTIC EXCHANGE-TRADED FUNDS (33.6%)
   352,600   iShares Core S&P Mid-Cap ETF                                            $   51,536
   260,000   iShares Core S&P Small-Cap ETF                                              30,186
   243,600   iShares Russell 2000 ETF                                                    29,010
 1,677,300   SPDR S&P 500 ETF Trust                                                     350,036
                                                                                     ----------
             Total Domestic Exchange-Traded Funds                                       460,768
                                                                                     ----------
             FIXED-INCOME EXCHANGE-TRADED FUNDS (30.5%)
 1,629,400   iShares 7-10 Year Treasury Bond ETF                                        173,368
   525,000   iShares iBoxx High Yield Corporate Bond ETF                                 43,601
   980,200   iShares iBoxx Investment Grade Corporate Bond ETF                          113,615
 2,456,700   SPDR Barclays High Yield Bond ETF                                           86,869
                                                                                     ----------
             Total Fixed-Income Exchange-Traded Funds                                   417,453
                                                                                     ----------
             INTERNATIONAL EXCHANGE-TRADED FUNDS (32.5%)
 1,448,200   iShares Core MSCI EAFE ETF                                                  80,868
 3,169,100   iShares MSCI EAFE ETF                                                      192,206
 3,360,900   Vanguard FTSE Europe ETF                                                   172,851
                                                                                     ----------
             Total International Exchange-Traded Funds                                  445,925
                                                                                     ----------
             Total Equity Exchange-Traded Funds (cost: $1,302,073)                    1,324,146
                                                                                     ----------

================================================================================

8  | USAA MANAGED ALLOCATION FUND

================================================================================

-----------------------------------------------------------------------------------------------
PRINCIPAL                                                                                MARKET
AMOUNT                                                       COUPON                       VALUE
(000)        SECURITY                                         RATE       MATURITY         (000)
-----------------------------------------------------------------------------------------------
             MONEY MARKET INSTRUMENTS (3.5%)

             COMMERCIAL PAPER (2.3%)

             FINANCIALS (2.3%)
             -----------------
             ASSET-BACKED FINANCING (2.3%)
   $ 6,000   Gotham Funding Corp.(a),(b)                     0.18%       12/03/2015  $    6,000
    12,549   Hannover Funding Co., LLC(a),(b)                0.28        12/08/2015      12,549
    10,000   Manhattan Asset Funding Co., LLC                0.19        12/18/2015       9,999
     2,612   Sheffield Receivable Corp.(a),(b)               0.19        12/04/2015       2,612
                                                                                     ----------
                                                                                         31,160
                                                                                     ----------
             Total Financials                                                            31,160
                                                                                     ----------
             Total Commercial Paper                                                      31,160
                                                                                     ----------

-----------------------------------------------------------------------------------------------
NUMBER OF
SHARES
-----------------------------------------------------------------------------------------------
             MONEY MARKET FUNDS (1.2%)
16,374,387   State Street Institutional Liquid Reserves Fund Premier Class, 0.15%(c)     16,374
                                                                                     ----------
             Total Money Market Instruments (cost: $47,534)                              47,534
                                                                                     ----------

             TOTAL INVESTMENTS (COST: $1,349,607)                                    $1,371,680
                                                                                     ==========

================================================================================

                                                   PORTFOLIO OF INVESTMENTS |  9

================================================================================

------------------------------------------------------------------------------------------------------------------
($ IN 000s)                                                  VALUATION HIERARCHY
------------------------------------------------------------------------------------------------------------------
                                            (LEVEL 1)            (LEVEL 2)             (LEVEL 3)
                                        QUOTED PRICES    OTHER SIGNIFICANT           SIGNIFICANT
                                    IN ACTIVE MARKETS           OBSERVABLE          UNOBSERVABLE
ASSETS                           FOR IDENTICAL ASSETS               INPUTS                INPUTS            TOTAL
------------------------------------------------------------------------------------------------------------------
Equity Securities:
  Exchange-Traded Funds:
    Domestic Exchange-
       Traded Funds                        $  460,768              $     -                    $-        $  460,768
    Fixed-Income Exchange-
       Traded Funds                           417,453                    -                     -           417,453
    International Exchange-
       Traded Funds                           445,925                    -                     -           445,925
Money Market Instruments:
  Commercial Paper                                  -               31,160                     -            31,160
  Money Market Funds                           16,374                    -                     -            16,374
------------------------------------------------------------------------------------------------------------------
Total                                      $1,340,520              $31,160                    $-        $1,371,680
------------------------------------------------------------------------------------------------------------------

For the period of June 1, 2015, through November 30, 2015, there were no transfers of securities between levels. The Fund's policy is to recognize any transfers into and out of the levels as of the beginning of the period in which the event or circumstance that caused the transfer occurred.

================================================================================

10  | USAA MANAGED ALLOCATION FUND

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

November 30, 2015 (unaudited)

--------------------------------------------------------------------------------

o  GENERAL NOTES

   Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

   The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 32.5% of net assets at November 30, 2015.

   The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.

o  SPECIFIC NOTES

   (a) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by USAA Asset Management Company (the Manager) under liquidity guidelines approved by USAA Mutual Funds Trust's Board of Trustees (the Board), unless otherwise noted as illiquid.

   (b) Commercial paper issued in reliance on the "private placement" exemption from registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (Section 4(2) Commercial Paper).

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  11

================================================================================

       Unless this commercial paper is subsequently registered, a resale of this commercial paper in the United States must be effected in a transaction exempt from registration under the Securities Act of 1933. Section 4(2) commercial paper is normally resold to other investors through or with the assistance of the issuer or an investment dealer who makes a market in this security, and as such has been deemed liquid by the Manager under liquidity guidelines approved by the Board, unless otherwise noted as illiquid.

   (c) Rate represents the money market fund annualized seven-day yield at November 30, 2015.

See accompanying notes to financial statements.

================================================================================

12  | USAA MANAGED ALLOCATION FUND

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

November 30, 2015 (unaudited)

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (cost of $1,349,607)           $1,371,680
   Receivables:
       Capital shares sold                                                          602
       Interest                                                                       2
                                                                             ----------
           Total assets                                                       1,372,284
                                                                             ----------
LIABILITIES
   Payables:
       Capital shares redeemed                                                      577
   Accrued management fees                                                          673
   Other accrued expenses and payables                                              118
                                                                             ----------
           Total liabilities                                                      1,368
                                                                             ----------
                Net assets applicable to capital shares outstanding          $1,370,916
                                                                             ==========
NET ASSETS CONSIST OF:
   Paid-in capital                                                           $1,318,284
   Accumulated undistributed net investment income                               19,079
   Accumulated net realized gain on investments                                  11,480
   Net unrealized appreciation of investments                                    22,073
                                                                             ----------
                Net assets applicable to capital shares outstanding          $1,370,916
                                                                             ==========
   Capital shares outstanding, unlimited number of shares authorized,
       no par value                                                             119,521
                                                                             ==========
   Net asset value, redemption price, and offering price per share           $    11.47
                                                                             ==========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  13

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Six-month period ended November 30, 2015 (unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends                                                                   $ 20,329
   Interest                                                                          35
                                                                               --------
            Total income                                                         20,364
                                                                               --------
EXPENSES
   Management fees                                                                4,099
   Administration and servicing fees                                                342
   Transfer agent's fees                                                            342
   Custody and accounting fees                                                       69
   Postage                                                                           40
   Shareholder reporting fees                                                        12
   Trustees' fees                                                                    13
   Registration fees                                                                 55
   Professional fees                                                                 62
   Other                                                                              8
                                                                               --------
            Total expenses                                                        5,042
                                                                               --------
NET INVESTMENT INCOME                                                            15,322
                                                                               --------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS
   Net realized loss                                                             (5,964)
   Change in net unrealized appreciation/(depreciation) of:
       Investments                                                              (70,754)
                                                                               --------
            Net realized and unrealized loss                                    (76,718)
                                                                               --------
   Decrease in net assets resulting from operations                            $(61,396)
                                                                               ========

See accompanying notes to financial statements.

================================================================================

14  | USAA MANAGED ALLOCATION FUND

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Six-month period ended November 30, 2015 (unaudited), and year ended May 31,
2015

--------------------------------------------------------------------------------------------
                                                                  11/30/2015       5/31/2015
--------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                          $   15,322      $   26,480
   Net realized gain (loss) on investments                            (5,964)         27,675
   Change in net unrealized appreciation/(depreciation)
       of investments                                                (70,754)        (25,987)
                                                                  --------------------------
       Increase (decrease) in net assets resulting
           from operations                                           (61,396)         28,168
                                                                  --------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                                   -         (25,373)
                                                                  --------------------------
FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold                                         129,360         338,275
   Reinvested dividends                                                    -          25,202
   Cost of shares redeemed                                           (95,662)       (186,850)
                                                                  --------------------------
       Increase in net assets from capital share transactions         33,698         176,627
                                                                  --------------------------
   Net increase (decrease) in net assets                             (27,698)        179,422

NET ASSETS
   Beginning of period                                             1,398,614       1,219,192
                                                                  --------------------------
   End of period                                                  $1,370,916      $1,398,614
                                                                  --------------------------
Accumulated undistributed net investment income:
   End of period                                                  $   19,079      $    3,757
                                                                  ==========================
CHANGE IN SHARES OUTSTANDING
   Shares sold                                                        11,183          28,496
   Shares issued for dividends reinvested                                  -           2,174
   Shares redeemed                                                    (8,294)        (15,761)
                                                                  --------------------------
     Increase in shares outstanding                                    2,889          14,909
                                                                  ==========================

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  15

================================================================================

NOTES TO FINANCIAL STATEMENTS

November 30, 2015 (unaudited)

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 54 separate funds. Additionally, the Fund qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this semiannual report pertains only to the USAA Managed Allocation Fund (the Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is to seek to maximize total return, consisting primarily of capital appreciation. The Fund is not offered for sale directly to the general public and currently is available for investment through a USAA discretionary managed account program or other persons or legal entities that the Fund may approve from time to time.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

================================================================================

16  | USAA MANAGED ALLOCATION FUND

================================================================================

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used.

    2. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not need to be reflected in the value of the Fund's foreign securities. However, the Manager will monitor for events that would materially affect the value of the Fund's foreign securities. If the Manager determines that a particular event would materially affect the value of the Fund's foreign securities, then the

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  17

================================================================================

       Committee will consider such available information that it deems relevant and will determine a fair value for the affected foreign securities in accordance with valuation procedures. In addition, information from an external vendor or other sources may be used to adjust the foreign market closing prices of foreign equity securities to reflect what the Committee believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events that occur on a fairly regular basis (such as U.S. market movements) are significant.

    3. Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day.

    4. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

    5. Repurchase agreements are valued at cost.

    6. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

       Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and

================================================================================

18  | USAA MANAGED ALLOCATION FUND

================================================================================

       duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes. Level 2 securities include commercial paper, which is valued at amortized cost.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

D. INVESTMENTS IN SECURITIES - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  19

================================================================================

    foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Discounts and premiums are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities.

E. EXPENSES PAID INDIRECTLY - Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the six-month period ended November 30, 2015, there were no custodian and other bank credits.

F. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

G. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR).

================================================================================

20  | USAA MANAGED ALLOCATION FUND

================================================================================

The USAA Funds that are party to the loan agreement are assessed facility fees by CAPCO in the amount of 9.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2015, the maximum annual facility fee was 7.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the USAA Funds based on their respective average net assets for the period.

The USAA Funds may request an optional increase of the committed loan agreement up to $750 million. If the USAA Funds increase the committed loan agreement above the $500 million, the assessed facility fee by CAPCO will be increased to
10.0 basis points.

For the six-month period ended November 30, 2015, the Fund paid CAPCO facility fees of $3,000, which represents 1.9% of the total fees paid to CAPCO by the USAA Funds. The Fund had no borrowings under this agreement during the six-month period ended November 30, 2015.

(3) DISTRIBUTIONS

The tax basis of distributions and any accumulated undistributed net investment income will be determined based upon the Fund's tax year-end of May 31, 2016, in accordance with applicable tax law.

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

At May 31, 2015, the Fund had no capital loss carryforwards, for federal income tax purposes.

For the six-month period ended November 30, 2015, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis the Manager will monitor the Fund's tax positions to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  21

================================================================================

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the six-month period ended November 30, 2015, were $93,957,000 and $56,422,000, respectively.

As of November 30, 2015, the cost of securities, including short-term securities, for federal income tax purposes, was approximately the same as that reported in the financial statements.

Gross unrealized appreciation and depreciation of investments as of November 30, 2015, were $59,252,000 and $37,179,000, respectively, resulting in net unrealized appreciation of $22,073,000.

(5) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund, and for directly managing the day-to-day investment of the Fund's assets, subject to the authority of and supervision by the Board. The Manager is authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the actual day-to-day investment of a portion of the Fund's assets. For the six-month period ended November 30, 2015, the Fund had no subadviser(s).

    The Fund's management fee is accrued daily and paid monthly at an annualized rate of 0.60% of the Fund's average net assets. For the six-month period ended November 30, 2015, the Fund incurred total management fees, paid or payable to the Manager, of $4,099,000.

B. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.05% of the Fund's average net assets for the fiscal year. For the six-month period ended November 30, 2015, the Fund incurred administration and servicing fees, paid or payable to the Manager, of $342,000.

================================================================================

22  | USAA MANAGED ALLOCATION FUND

================================================================================

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the six-month period ended November 30, 2015, the Fund reimbursed the Manager $17,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

C. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund. The Fund's transfer agent's fees are accrued daily and paid monthly at an annualized rate of 0.05% of the Fund's average net assets for the fiscal year. For the six-month period ended November 30, 2015, the Fund incurred transfer agent's fees, paid or payable to SAS, of $342,000.

D. UNDERWRITING SERVICES - USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no commissions or fees for this service.

(6) TRANSACTIONS WITH AFFILIATES

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  23

================================================================================

(7) FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout each period is as follows:

                                SIX-MONTH
                               PERIOD ENDED
                                NOVEMBER 30,                     YEAR ENDED MAY 31,
                             --------------------------------------------------------------------------------
                                   2015          2015          2014          2013          2012          2011
                             --------------------------------------------------------------------------------
Net asset value at
 beginning of period         $    11.99    $    11.99    $    11.32      $  10.67      $  11.33      $  10.14
                             --------------------------------------------------------------------------------
Income (loss) from
 investment operations:
 Net investment income              .13           .23           .20           .18           .32(a)        .30(a)
 Net realized and
  unrealized gain(loss)            (.65)          .00(b)        .66           .95          (.18)(a)      1.36(a)
                             --------------------------------------------------------------------------------
Total from investment
 operations                        (.52)          .23           .86          1.13           .14(a)       1.66(a)
                             --------------------------------------------------------------------------------
Less distributions from:
 Net investment income                -          (.23)         (.18)         (.23)         (.32)         (.22)
 Realized capital gains               -             -          (.01)         (.25)         (.48)         (.25)
                             --------------------------------------------------------------------------------
Total distributions                   -          (.23)         (.19)         (.48)         (.80)         (.47)
                             --------------------------------------------------------------------------------
Net asset value at end
 of period                   $    11.47    $    11.99    $    11.99      $  11.32      $  10.67      $  11.33
                             ================================================================================

Total return (%)*                 (4.34)         1.98          7.65         10.70          1.29         16.69
Net assets at
 end of period (000)         $1,370,916    $1,398,614    $1,219,192      $714,894      $519,850      $474,503
Ratios to average
 net assets:**
 Expenses (%)(c)                    .74(d)        .74           .73           .74           .74           .75
 Net investment
  income (%)                       2.24(d)       2.04          1.80          1.68          2.87          2.80
Portfolio turnover (%)                4            35            65            65(e)        125(e)        249

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the
    Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the six-month period ended November 30, 2015, average net assets were
    $1,365,791,000.
(a) Calculated using average shares.
(b) Represents less than $0.01 per share.
(c) Reflects total annual operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios as follows:
                                      -             -          (.00%)(+)     (.00%)(+)     (.00%)(+)     (.00%)(+)
    (+) Represents less than 0.01% of average net assets.
(d) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(e) Reflects decreased trading activity due to asset allocation strategies.

================================================================================

24  | USAA MANAGED ALLOCATION FUND

================================================================================

EXPENSE EXAMPLE

November 30, 2015 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of June 1, 2015, through November 30, 2015.

ACTUAL EXPENSES

The line labeled "actual" in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account

================================================================================

                                                           EXPENSE EXAMPLE |  25

================================================================================

balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                       EXPENSES PAID
                                         BEGINNING               ENDING               DURING PERIOD*
                                        ACCOUNT VALUE         ACCOUNT VALUE            JUNE 1, 2015 -
                                        JUNE 1, 2015        NOVEMBER 30, 2015        NOVEMBER 30, 2015
                                        --------------------------------------------------------------
Actual                                    $1,000.00             $  956.60                  $3.62

Hypothetical
 (5% return before expenses)               1,000.00              1,021.30                   3.74

*Expenses are equal to the Fund's annualized expense ratio of 0.74%, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/366 days (to reflect the one-half-year period). The Fund's actual ending account value is based on its actual total return of (4.34)% for the six-month period of June 1, 2015, through November 30, 2015.

================================================================================

26  | USAA MANAGED ALLOCATION FUND

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select your mutual fund
AT USAA.COM                          account and either click the link or
                                     select 'I want to...' and select
OR CALL                              the desired action.
(800) 531-USAA (8722)
(210) 531-8722
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

       USAA
       9800 Fredericksburg Road                             --------------
       San Antonio, TX 78288                                   PRSRT STD
                                                             U.S. Postage
                                                                 PAID
                                                                 USAA
                                                            --------------

>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]
        USAA        We know what it means to serve.(R)

   =============================================================================
   93924-0116                                (C)2016, USAA. All rights reserved.

 [LOGO OF USAA]
   USAA(R)

                             [GRAPHIC OF USAA PRECIOUS METALS AND MINERALS FUND]

 ==============================================================

       SEMIANNUAL REPORT
       USAA PRECIOUS METALS AND MINERALS FUND
       FUND SHARES o INSTITUTIONAL SHARES o ADVISER SHARES
       NOVEMBER 30, 2015

 ==============================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"A NEW YEAR IS A GREAT TIME TO REEVALUATE YOUR
INVESTMENT PLAN TO HELP ENSURE YOU ARE STAYING      [PHOTO OF BROOKS ENGLEHARDT]
ON TRACK TOWARD YOUR FINANCIAL GOALS."

--------------------------------------------------------------------------------

JANUARY 2016

The financial markets were volatile during the reporting period ended November 30, 2015, but U.S. stocks, the broad U.S. fixed-income market, and longer-term U.S. Treasury securities had experienced minimal change when the reporting period came to an end. Emerging markets stocks, in contrast, generally suffered losses, while stocks in non-U.S. developed markets also declined, though to a lesser extent.

When the reporting period began in June 2015, Greece was once again in the headlines, as the country's debt problems reemerged and investors speculated about the future of the European Union. During July 2015, market turbulence increased. Worries about China's slow economic growth triggered a steep decline in the Chinese equity market, with many other emerging stock markets falling in a similar fashion. In response, the Chinese authorities surprised many investors by devaluing its currency, which added to investors' existing concerns about the health of the global economy. The result was a broad sell-off in riskier asset classes and a flight to the perceived safety of U.S. Treasury securities.

Meanwhile, a divergence in global economic growth was reflected in the monetary policies being pursued by the world's central banks. Persistent economic weakness outside the United States led many central banks to cut interest rates and boost quantitative easing, resulting in low--and even negative--global interest rates. At the same time, the U.S. economy continued to grow, albeit slowly, and the Federal Reserve (the Fed) strongly signaled that it would begin to raise interest rates for the first time in seven years. As a result, shorter-term U.S. Treasury yields rose during the reporting period, while longer-term U.S. Treasury yields edged up slightly. On December 16, 2015, the Fed raised the target range for the federal funds rate from 0.25% to 0.50%. At USAA Investments, we believe it is less important when the first interest rate increase occurs than how quickly the Fed affects interest rates. We have long believed Fed policymakers are unlikely to raise interest rates rapidly because they will not want to jeopardize the U.S. economy. In addition, there appears to be no pressing reason, such as a higher rate of inflation, for them

================================================================================

================================================================================

to do so. Therefore, the modest interest rate increase in December 2015 is consistent with our outlook.

Also of note during the reporting period was the steady decline in commodities prices. What caused the drop in oil, natural gas, coal, and industrial metals prices? In our opinion, there was no single reason. Certainly, the divergence in global economic growth and central bank monetary policy created uncertainty in the world's commodities markets. But softening global demand and, in the case of energy, an increase in supply were also key factors. In addition, commodities are generally priced in U.S. dollars and the appreciation of the U.S. dollar during the reporting period dampened prices.

A new year is a great time to reevaluate your investment plan to help ensure you are staying on track toward your financial goals. Investors also may want to consider making a 2016 IRA contribution. The sooner investors invest their money, the sooner it can start working for them. For assistance, please feel free to give our financial advisors a call.

Looking ahead, we expect to see continued volatility--at least in the near term--in the financial markets. It's been several years since we've seen this kind of market turbulence, so the events of the reporting period are a helpful reminder that volatility is to be expected from time to time and is normal market behavior. Long-term investors should strive to make decisions based on their long-term objectives, time horizon, and risk tolerance, rather than in response to market turmoil.

On behalf of all of us at USAA Investments, we wish you a happy, healthy, and prosperous year in 2016. Thank you for your continued investment in our family of mutual funds.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. o As interest rates rise, bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened.
o Investments in foreign securities are subject to additional and more diverse risks, including but not limited to currency fluctuations, market illiquidity, and political and economic instability. Foreign investing may result in more rapid and extreme changes in value than investments made exclusively in the securities of U.S. companies. There may be less publicly available information relating to foreign companies than those in the U.S. Foreign securities may also be subject to foreign taxes. Investments made in emerging market countries may be particularly volatile. Economies of emerging market countries are generally less diverse and mature than more developed countries and may have less stable political systems. o Investments provided by USAA Investment Management Company and USAA Financial Advisors Inc., both registered broker dealers, and affiliates.

================================================================================

================================================================================

TABLE OF CONTENTS

-------------------------------------------------------------------------------

FUND OBJECTIVE                                                               1

MANAGER'S COMMENTARY                                                         2

INVESTMENT OVERVIEW                                                          6

FINANCIAL INFORMATION

    Portfolio of Investments                                                14

    Notes to Portfolio of Investments                                       17

    Financial Statements                                                    19

    Notes to Financial Statements                                           22

EXPENSE EXAMPLE                                                             39

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2016, USAA. All rights reserved.

200996-0116

================================================================================

================================================================================

FUND OBJECTIVE

THE USAA PRECIOUS METALS AND MINERALS FUND (THE FUND) SEEKS LONG-TERM CAPITAL APPRECIATION AND TO PROTECT THE PURCHASING POWER OF YOUR CAPITAL AGAINST INFLATION.

--------------------------------------------------------------------------------

TYPES OF INVESTMENTS

The Fund normally invests at least 80% of its assets in equity securities of domestic and foreign companies (including those located in emerging markets) principally engaged in the exploration, mining, or processing of gold and other precious metals and minerals, such as platinum, silver, and diamonds. This 80% policy may be changed upon at least 60 days' written notice to shareholders.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's set rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

                                                             FUND OBJECTIVE |  1

================================================================================

MANAGER'S COMMENTARY ON THE FUND

    DAN DENBOW, CFA                                        [PHOTO OF DAN DENBOW]
    USAA Asset Management Company

--------------------------------------------------------------------------------

o   PLEASE REVIEW THE PERFORMANCE OF GOLD AND GOLD STOCKS OVER THE REPORTING
    PERIOD.

    The price of gold declined over the reporting period ended November 30, 2015, against a continued poor backdrop for commodities overall. Gold opened the reporting period at $1,191 an ounce and topped out early in the reporting period, reaching a high of $1,202 an ounce on June 18, 2015. The summer saw a disturbance in prices for gold and other commodities on concerns over weakening China growth, highlighted by a devaluation of the Chinese currency, the renminbi, in August 2015 that raised fears of a potential global currency war. In late September and early October 2015, gold experienced something of a rally as the Federal Reserve (the Fed) signaled that it was in no hurry to begin an interest rate increase cycle given the deterioration in economic conditions globally. Higher U.S. interest rates would tend to support further strengthening in the U.S. dollar, which is generally a bearish development for gold. However, the relief for gold was short-lived, as U.S. employment numbers continued to improve and the market began to anticipate the Fed's December 2015 meeting. Gold hit a low of $1,057 an ounce on November 27, 2015 and closed the reporting period at $1,064 an ounce, for a decline of 10.6%. Silver and platinum prices declined 15.9% and 25.3%, respectively.

    As is typically the case, declines for gold mining stocks were much steeper than for the metal, as reflected in the drop of nearly 30% in the NYSE

================================================================================

2  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

    Arca Gold Miners Index. Junior producers, which are normally more vulnerable to lower gold prices and tighter financing conditions, actually modestly outperformed their senior counterparts, as some junior miners showed good progress on new development projects.

o HOW DID THE USAA PRECIOUS METALS AND MINERALS FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

    The Fund has three share classes: Fund Shares, Institutional Shares, and Adviser Shares. For the reporting period ended November 30, 2015, the Fund Shares, Institutional Shares, and Adviser Shares had a total return of -29.28%, -29.24%, and -29.33%, respectively. This compares to a total return of -0.21% for the S&P 500(R) Index, -29.82% for the NYSE Arca Gold Miners
    (GDM) Index, and -26.38% for the Lipper Precious Metals Equity Funds Index.

    USAA Asset Management Company (the Manager) is the Fund's investment adviser. The investment adviser provides day-to-day discretionary management for the Fund's assets.

o PLEASE DISCUSS THE PRINCIPAL FACTORS IN THE FUND'S PERFORMANCE FOR THE REPORTING PERIOD.

    At the end of November 2015, the Fund held approximately 82% of assets in gold stocks, and the Fund's absolute performance reflects the overall negative returns for the sector. In terms of specific company weightings that helped performance on a relative basis, shares of Australian miner St. Barbara Ltd. outperformed expectations. The company has delivered a performance turnaround at its mining operations, and the weakening of the Australian dollar has meant that the price of gold in local currency terms has actually been rising. Australia-based OceanaGold Corp. (Oceana) also outperformed for the reporting period. Oceana shares

    Refer to page 8 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

================================================================================

                                           MANAGER'S COMMENTARY ON THE FUND |  3

================================================================================

    benefited during the reporting period as a recent mine acquisition in New Zealand began to add to the company's results. In addition, Oceana is in the process of developing a mine in South Carolina that promises to impact results favorably in coming years.

    On the downside, selection within the royalty segment detracted from performance on a relative basis. Royalty-based companies provide financing to miners in exchange for a percentage of future production. The Fund has a significant allocation to this segment as we prefer the risk/reward profile overall. In particular, the Fund's exposure to Silver Wheaton Corp., whose shares were negatively impacted by a tax dispute with the Canada Revenue Agency and to Royal Gold, Inc., which has seen its results suffer from copper exposure as that metal has hit multi-year lows detracted from the Fund's performance during the reporting period. The Fund did not hold shares in the more diversified Franco-Nevada Corp., which held up better over the reporting period. Outside of the royalty segment, Alamos Gold, Inc. "A" was a leading detractor, as the company has been challenged to integrate a large acquisition. We are maintaining the position as we find the stock attractive at current levels and believe the merger will over time have a favorable impact on results. Finally, Dundee Precious Metals, Inc. continued to see its shares suffer from operational issues, most notably the failure to meet expectations for expanded production from its Namibian smelter. We believe the company's long-term cash flow outlook is attractive and will eventually be rewarded by investors.

    The Fund will typically have modest exposure to silver and platinum stocks. We added to the Fund's silver exposure in past quarters as weaker share prices improved relative valuations for silver miners. At the end of the reporting period, the Fund's weighting to silver was approximately 15%. We had previously reduced the Fund's exposure to platinum mining stocks, as the challenging labor environment in South Africa led to concerns about production costs for platinum. In addition, platinum demand is driven in significant part by automobile production levels, which have slowed notably in China. The recent scandal involving Volkswagen has further impacted the demand outlook for platinum, as

================================================================================

4  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

    the metal is used extensively in diesel engines. At the end of the reporting period the Fund held just 1% in platinum miners.

    Looking ahead, we would not be surprised to see sentiment with respect to gold sector improve once the uncertainty around the Fed's interest rate increase cycle is removed. In addition, there are multiple areas of heightened geopolitical concern with the potential to increase the attraction of gold as a "safe haven" investment. Gold miners have made significant strides in controlling costs and in aggregate are well-positioned to benefit from any strengthening in gold prices. As always, the primary purpose of maintaining exposure to gold should be to help diversify investor portfolios.

    Thank you for your continued confidence and investment in the Fund.

    The USAA Precious Metals and Minerals Fund may be subject to stock market risk and is non-diversified which means that it may invest a greater percentage of its assets in a single issuer. Individual stocks will fluctuate in response to the activities of individual companies, general market, and economic conditions domestically and abroad. When redeemed or sold, may be worth more or less than the original cost. o The USAA Precious Metals and Minerals Fund is subject to additional risks, such as currency fluctuation, market illiquidity, political instability, and increased price volatility. It may be more volatile than a fund that diversifies across many industries and companies.

================================================================================

                                           MANAGER'S COMMENTARY ON THE FUND |  5

================================================================================

INVESTMENT OVERVIEW

USAA PRECIOUS METALS AND MINERALS FUND SHARES (FUND SHARES)
(Ticker Symbol: USAGX)


--------------------------------------------------------------------------------
                                         11/30/15                     5/31/15
--------------------------------------------------------------------------------

Net Assets                             $412.1 Million            $573.5 Million
Net Asset Value Per Share                 $8.67                      $12.26


--------------------------------------------------------------------------------
                 AVERAGE ANNUAL TOTAL RETURNS AS OF 11/30/15
--------------------------------------------------------------------------------
  5/31/15-11/30/15*           1 YEAR             5 YEARS               10 YEARS

       -29.28%                -26.21%            -24.56%               -1.84%


--------------------------------------------------------------------------------
                 AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/15
--------------------------------------------------------------------------------
  1 YEAR                         5 YEARS                               10 YEARS

  -26.53%                        -25.29%                               -3.11%


--------------------------------------------------------------------------------
                        EXPENSE RATIO AS OF 5/31/15**
--------------------------------------------------------------------------------

                                    1.25%


THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Total returns for periods of less than one year are not annualized. This return is cumulative.

**The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated October 1, 2015, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

================================================================================

6  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                             USAA PRECIOUS METALS      LIPPER PRECIOUS            NYSE ARCA
                                                AND MINERALS            METALS EQUITY            GOLD MINERS
                      S&P 500 INDEX              FUND SHARES             FUNDS INDEX             (GDM) INDEX
11/30/05               $10,000.00                $10,000.00              $10,000.00              $10,000.00
12/31/05                10,003.43                 11,385.30               11,095.02               11,274.12
01/31/06                10,268.35                 13,229.10               13,180.86               13,572.99
02/28/06                10,296.21                 12,600.16               12,315.76               12,249.39
03/31/06                10,424.38                 14,030.04               13,534.61               13,344.06
04/30/06                10,564.35                 15,777.08               15,170.26               15,024.44
05/31/06                10,260.29                 14,390.20               13,860.38               13,354.17
06/30/06                10,274.20                 14,535.34               13,777.76               13,361.93
07/31/06                10,337.58                 14,567.59               13,784.20               13,377.90
08/31/06                10,583.54                 15,304.04               14,249.40               14,014.42
09/30/06                10,856.28                 13,841.90               12,961.83               12,335.49
10/31/06                11,210.04                 14,917.00               13,929.08               13,137.55
11/30/06                11,423.21                 16,653.29               15,298.96               14,499.54
12/31/06                11,583.46                 16,303.10               14,970.69               13,860.36
01/31/07                11,758.64                 16,438.08               14,876.52               13,750.79
02/28/07                11,528.65                 16,772.59               15,168.07               13,907.29
03/31/07                11,657.60                 16,825.41               15,314.47               13,729.79
04/30/07                12,173.97                 16,831.28               15,596.55               13,805.22
05/31/07                12,598.79                 16,936.91               15,675.89               13,649.79
06/30/07                12,389.48                 16,661.09               15,463.74               13,205.78
07/31/07                12,005.35                 16,948.65               15,857.35               13,962.84
08/31/07                12,185.31                 16,314.84               14,950.52               13,091.69
09/30/07                12,641.02                 19,736.26               18,104.80               15,737.42
10/31/07                12,842.10                 22,518.00               20,362.59               17,616.06
11/30/07                12,305.22                 20,164.67               18,377.77               16,160.02
12/31/07                12,219.85                 20,815.40               18,637.31               16,296.06
01/31/08                11,486.88                 22,652.43               19,919.64               17,803.07
02/29/08                11,113.72                 24,623.88               21,625.00               18,849.80
03/31/08                11,065.73                 22,588.42               19,684.50               16,997.52
04/30/08                11,604.67                 21,141.84               18,585.66               15,492.63
05/31/08                11,754.98                 22,735.64               19,839.99               16,411.27
06/30/08                10,763.99                 23,574.15               20,189.91               17,211.97
07/31/08                10,673.51                 20,994.63               17,771.79               15,482.34
08/31/08                10,827.90                 18,600.73               15,712.43               13,374.11
09/30/08                 9,863.05                 16,418.05               13,774.11               12,011.96
10/31/08                 8,206.57                  9,729.22                8,533.81                7,422.31
11/30/08                 7,617.71                 12,014.30               10,040.66                9,473.32
12/31/08                 7,698.77                 15,699.88               12,563.45               11,999.46
01/31/09                 7,049.87                 15,537.49               12,591.72               12,141.64
02/28/09                 6,299.21                 15,633.45               12,555.67               11,847.81
03/31/09                 6,850.99                 17,737.10               14,079.99               13,186.10
04/30/09                 7,506.70                 16,511.81               13,268.59               11,741.95
05/31/09                 7,926.57                 21,767.25               17,235.87               15,783.71
06/30/09                 7,942.29                 18,910.71               15,301.16               13,498.23
07/31/09                 8,543.03                 20,327.91               16,358.38               14,207.80
08/31/09                 8,851.47                 20,475.53               16,504.35               14,108.69
09/30/09                 9,181.76                 23,081.11               18,553.79               16,167.29
10/31/09                 9,011.19                 22,283.94               17,950.87               15,171.63
11/30/09                 9,551.71                 26,565.05               21,274.51               18,237.83
12/31/09                 9,736.21                 25,498.01               20,089.40               16,555.44
01/31/10                 9,385.96                 22,955.71               18,185.05               14,606.37
02/28/10                 9,676.71                 24,560.59               19,455.17               15,769.71
03/31/10                10,260.65                 25,243.03               20,262.11               15,915.80
04/30/10                10,422.64                 28,407.79               22,448.37               18,185.55
05/31/10                 9,590.39                 27,650.35               21,690.27               17,871.27
06/30/10                 9,088.35                 28,265.30               22,234.33               18,706.32
07/31/10                 9,725.10                 27,402.87               21,768.61               17,385.45
08/31/10                 9,286.07                 30,177.65               23,812.65               19,289.98
09/30/10                10,114.80                 32,412.48               25,719.13               20,186.80
10/31/10                10,499.66                 32,742.45               26,714.23               20,627.06
11/30/10                10,501.01                 33,987.35               27,709.88               21,456.35
12/31/10                11,202.81                 35,678.08               29,152.51               22,308.49
01/31/11                11,468.33                 31,127.85               25,907.86               19,587.74
02/28/11                11,861.23                 33,706.59               28,311.91               21,739.13
03/31/11                11,865.94                 34,047.65               28,596.49               21,870.06
04/30/11                12,217.36                 36,027.45               29,854.84               22,626.66
05/31/11                12,079.06                 33,731.55               28,102.43               21,138.41
06/30/11                11,877.71                 32,467.13               26,643.41               19,888.33
07/31/11                11,636.18                 33,997.74               27,956.09               20,723.66
08/31/11                11,004.09                 36,759.48               29,653.55               22,871.43
09/30/11                10,230.51                 31,693.51               24,933.36               20,098.96
10/31/11                11,348.63                 33,423.76               26,979.34               21,445.75
11/30/11                11,323.55                 33,481.99               27,101.00               22,019.27
12/31/11                11,439.38                 28,714.93               23,526.27               18,856.65
01/31/12                11,952.05                 31,990.01               26,308.13               20,689.51
02/29/12                12,468.88                 31,145.72               25,857.77               20,297.20
03/31/12                12,879.22                 28,046.92               23,095.82               18,175.53
04/30/12                12,798.38                 26,692.36               21,938.27               17,011.08
05/31/12                12,029.18                 23,936.84               19,679.87               16,074.38
06/30/12                12,524.81                 24,345.06               19,997.89               16,460.23
07/31/12                12,698.77                 23,500.78               19,632.84               15,761.35
08/31/12                12,984.78                 25,931.58               21,555.35               17,643.58
09/30/12                13,320.33                 29,484.99               24,297.08               19,762.84
10/31/12                13,074.38                 28,807.71               23,743.89               19,478.97
11/30/12                13,150.23                 26,005.80               21,746.94               17,532.26
12/31/12                13,270.09                 25,309.01               21,197.72               17,260.33
01/31/13                13,957.41                 23,082.80               19,643.26               15,494.26
02/28/13                14,146.88                 20,450.96               17,583.59               13,952.16
03/31/13                14,677.44                 20,649.06               17,555.90               14,138.60
04/30/13                14,960.22                 16,790.92               14,593.46               11,330.53
05/31/13                15,310.17                 15,743.84               14,012.37               11,034.73
06/30/13                15,104.57                 13,112.01               11,615.43                9,152.76
07/31/13                15,873.15                 14,772.24               12,912.04               10,086.59
08/31/13                15,413.44                 16,007.97               13,882.00               10,519.62
09/30/13                15,896.80                 14,536.41               12,744.61                9,396.12
10/31/13                16,627.54                 14,574.14               12,753.42                9,419.84
11/30/13                17,134.25                 12,838.45               11,363.15                8,330.91
12/31/13                17,568.02                 12,321.34               11,056.22                8,007.97
01/31/14                16,960.62                 13,540.25               12,069.79                8,872.32
02/28/14                17,736.46                 15,354.44               13,466.55                9,801.58
03/31/14                17,885.55                 14,078.84               12,413.95                8,956.93
04/30/14                18,017.76                 14,475.69               12,743.64                9,165.56
05/31/14                18,440.71                 13,341.82               12,031.69                8,523.04
06/30/14                18,821.65                 16,006.41               14,111.22               10,034.14
07/31/14                18,562.09                 15,581.21               13,801.24                9,864.76
08/31/14                19,304.66                 16,119.80               14,037.09               10,152.96
09/30/14                19,033.94                 12,992.21               11,497.28                8,145.26
10/31/14                19,498.85                 10,705.59                9,614.15                6,650.11
11/30/14                20,023.26                 11,253.62               10,076.28                7,044.10
12/31/14                19,972.82                 11,302.15               10,128.74                7,071.08
01/31/15                19,373.25                 12,978.31               11,393.45                8,510.41
02/28/15                20,486.66                 12,413.20               11,049.97                8,154.66
03/31/15                20,162.68                 10,842.40                9,732.24                7,031.28
04/30/15                20,356.10                 11,972.61               10,616.99                7,753.51
05/31/15                20,617.87                 11,742.74               10,479.47                7,531.93
06/30/15                20,218.75                 10,823.24                9,710.93                6,827.73
07/31/15                20,642.35                  8,495.77                7,940.41                5,299.91
08/31/15                19,396.92                  8,783.11                8,140.79                5,410.60
09/30/15                18,916.97                  8,476.61                7,857.12                5,288.18
10/31/15                20,512.70                  9,147.08                8,417.09                5,776.40
11/30/15                20,573.70                  8,304.20                7,714.92                5,286.27

                                   [END CHART]

                      Data from 11/30/05 through 11/30/15.

                    See next page for benchmark definitions.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Precious Metals Equity Funds Index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

The graph on page 7 illustrates the comparison of a $10,000 hypothetical investment in the USAA Precious Metals and Minerals Fund Shares to the following benchmarks:

o The unmanaged S&P 500 Index represents the weighted average performance of a group of 500 widely held, publicly traded stocks.

o The unmanaged Lipper Precious Metals Equity Funds Index tracks the total return performance of the 10 largest funds within the Lipper Precious Metals Equity Funds category.

o The NYSE Arca Gold Miners (GDM) Index is a modified market capitalization weighted index comprised of publicly traded companies involved primarily in the mining for gold and silver.

================================================================================

8  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

USAA PRECIOUS METALS AND MINERALS FUND INSTITUTIONAL SHARES
(INSTITUTIONAL SHARES) (Ticker Symbol: UIPMX)


--------------------------------------------------------------------------------
                                         11/30/15                     5/31/15
--------------------------------------------------------------------------------

Net Assets                             $103.9 Million           $161.6 Million
Net Asset Value Per Share                 $8.71                     $12.31


--------------------------------------------------------------------------------
                 AVERAGE ANNUAL TOTAL RETURNS AS OF 11/30/15
--------------------------------------------------------------------------------
  5/31/15-11/30/15*       1 YEAR         5 YEARS      SINCE INCEPTION 8/01/08

       -29.24%            -26.02%        -24.39%              -11.24%


--------------------------------------------------------------------------------
                 AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/15
--------------------------------------------------------------------------------
     1 YEAR                      5 YEARS              SINCE INCEPTION 8/01/08

     -26.29%                     -25.11%                      -11.10%


--------------------------------------------------------------------------------
                        EXPENSE RATIO AS OF 5/31/15**
--------------------------------------------------------------------------------

                                    0.99%


THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Total returns for periods of less than one year are not annualized. This return is cumulative.

**The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated October 1, 2015, and is calculated as a percentage of average net assets. The expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds).

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                                                       USAA PRECIOUS
                                            LIPPER PRECIOUS         METALS AND MINERALS          NYSE ARCA
                                             METALS EQUITY           FUND INSTITUTIONAL         GOLD MINERS
                      S&P 500 INDEX           FUNDS INDEX                  SHARES               (GDM) INDEX
07/31/08               $10,000.00              $10,000.00                $10,000.00              $10,000.00
08/31/08                10,144.65                8,841.22                  9,184.58                8,638.30
09/30/08                 9,240.68                7,750.54                  8,106.83                7,758.49
10/31/08                 7,688.73                4,801.88                  4,804.05                4,794.05
11/30/08                 7,137.03                5,649.77                  5,932.36                6,118.79
12/31/08                 7,212.97                7,069.32                  7,755.85                7,750.42
01/31/09                 6,605.01                7,085.23                  7,675.67                7,842.25
02/28/09                 5,901.73                7,064.94                  7,726.70                7,652.47
03/31/09                 6,418.69                7,922.66                  8,769.07                8,516.86
04/30/09                 7,033.02                7,466.10                  8,167.70                7,584.09
05/31/09                 7,426.40                9,698.44                 10,766.35               10,194.65
06/30/09                 7,441.13                8,609.80                  9,359.51                8,718.47
07/31/09                 8,003.95                9,204.69                 10,062.93                9,176.78
08/31/09                 8,292.93                9,286.83                 10,135.82                9,112.76
09/30/09                 8,602.38               10,440.02                 11,429.68               10,442.41
10/31/09                 8,442.58               10,100.77                 11,036.06                9,799.31
11/30/09                 8,948.99               11,970.94                 13,160.90               11,779.76
12/31/09                 9,121.85               11,304.09                 12,631.28               10,693.11
01/31/10                 8,793.70               10,232.54                 11,376.32                9,434.21
02/28/10                 9,066.10               10,947.22                 12,174.60               10,185.61
03/31/10                 9,613.20               11,401.28                 12,516.19               10,279.97
04/30/10                 9,764.97               12,631.46                 14,090.45               11,746.00
05/31/10                 8,985.23               12,204.89                 13,719.16               11,543.00
06/30/10                 8,514.87               12,511.02                 14,027.34               12,082.36
07/31/10                 9,111.44               12,248.97                 13,604.06               11,229.21
08/31/10                 8,700.12               13,399.13                 14,981.55               12,459.34
09/30/10                 9,476.55               14,471.88                 16,095.42               13,038.60
10/31/10                 9,837.13               15,031.81                 16,262.50               13,322.96
11/30/10                 9,838.39               15,592.06                 16,886.27               13,858.59
12/31/10                10,495.91               16,403.81                 17,730.34               14,408.99
01/31/11                10,744.67               14,578.08                 15,469.18               12,651.67
02/28/11                11,112.78               15,930.81                 16,756.56               14,041.24
03/31/11                11,117.20               16,090.94                 16,929.86               14,125.81
04/30/11                11,446.44               16,799.01                 17,916.02               14,614.49
05/31/11                11,316.87               15,812.95                 16,781.31               13,653.24
06/30/11                11,128.23               14,991.97                 16,154.13               12,845.81
07/31/11                10,901.94               15,730.60                 16,921.60               13,385.35
08/31/11                10,309.72               16,685.74                 18,299.76               14,772.59
09/30/11                 9,584.96               14,029.74                 15,778.64               12,981.86
10/31/11                10,632.53               15,180.99                 16,641.02               13,851.75
11/30/11                10,609.03               15,249.45                 16,674.03               14,222.19
12/31/11                10,717.55               13,237.99                 14,299.71               12,179.45
01/31/12                11,197.87               14,803.31                 15,932.64               13,363.30
02/29/12                11,682.08               14,549.90                 15,517.49               13,109.90
03/31/12                12,066.53               12,995.78                 13,976.81               11,739.52
04/30/12                11,990.79               12,344.44                 13,303.34               10,987.41
05/31/12                11,270.14               11,073.66                 11,933.34               10,382.40
06/30/12                11,734.49               11,252.61                 12,136.30               10,631.62
07/31/12                11,897.47               11,047.20                 11,721.15               10,180.21
08/31/12                12,165.44               12,128.97                 12,934.32               11,395.94
09/30/12                12,479.81               13,671.71                 14,710.25               12,764.76
10/31/12                12,249.38               13,360.44                 14,373.51               12,581.41
11/30/12                12,320.44               12,236.78                 12,975.83               11,324.04
12/31/12                12,432.74               11,927.74                 12,634.00               11,148.40
01/31/13                13,076.69               11,053.06                 11,517.86               10,007.70
02/28/13                13,254.21                9,894.10                 10,209.44                9,011.66
03/31/13                13,751.28                9,878.52                 10,307.92                9,132.08
04/30/13                14,016.22                8,211.59                  8,385.15                7,318.36
05/31/13                14,344.09                7,884.62                  7,864.60                7,127.30
06/30/13                14,151.46                6,535.88                  6,551.49                5,911.74
07/31/13                14,871.55                7,265.47                  7,376.87                6,514.90
08/31/13                14,440.85                7,811.26                  7,995.91                6,794.59
09/30/13                14,893.70                7,171.26                  7,264.32                6,068.93
10/31/13                15,578.33                7,176.22                  7,283.08                6,084.25
11/30/13                16,053.07                6,393.92                  6,420.17                5,380.91
12/31/13                16,459.47                6,221.22                  6,162.72                5,172.32
01/31/14                15,890.40                6,791.55                  6,775.22                5,730.60
02/28/14                16,617.28                7,577.49                  7,679.84                6,330.81
03/31/14                16,756.96                6,985.20                  7,043.78                5,785.26
04/30/14                16,880.83                7,170.72                  7,241.67                5,920.01
05/31/14                17,277.09                6,770.11                  6,676.28                5,505.01
06/30/14                17,633.99                7,940.24                  8,019.07                6,481.02
07/31/14                17,390.80                7,765.82                  7,802.34                6,371.62
08/31/14                18,086.53                7,898.53                  8,070.90                6,557.77
09/30/14                17,832.89                6,469.40                  6,506.66                5,261.00
10/31/14                18,268.46                5,409.78                  5,366.47                4,295.29
11/30/14                18,759.78                5,669.82                  5,639.74                4,549.76
12/31/14                18,712.53                5,699.33                  5,666.79                4,567.19
01/31/15                18,150.79                6,410.98                  6,505.08                5,496.85
02/28/15                19,193.94                6,217.70                  6,227.25                5,267.07
03/31/15                18,890.40                5,476.23                  5,441.66                4,541.48
04/30/15                19,071.62                5,974.07                  6,006.90                5,007.97
05/31/15                19,316.86                5,896.69                  5,896.72                4,864.85
06/30/15                18,942.93                5,464.24                  5,432.08                4,410.01
07/31/15                19,339.80                4,467.99                  4,268.06                3,423.20
08/31/15                18,172.96                4,580.74                  4,411.76                3,494.69
09/30/15                17,723.30                4,421.12                  4,258.48                3,415.62
10/31/15                19,218.33                4,736.21                  4,598.58                3,730.96
11/30/15                19,275.48                4,341.11                  4,172.26                3,414.38

                                   [END CHART]

                      Data from 7/31/08 through 11/30/15.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Precious Metals and Minerals Fund Institutional Shares to the Fund's benchmarks listed above (see page 8 for benchmark definitions).

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Precious Metals Equity Funds Index reflects the fees and expenses of the underlying funds included in the index.

*The performance of the S&P 500 Index, the Lipper Precious Metals Equity Funds Index, and the NYSE Arca Gold Miners (GDM) Index is calculated from the end of the month, July 31, 2008, while the inception date of the Institutional Shares is August 1, 2008. There may be a slight variation of performance numbers because of this difference.

================================================================================

10  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

USAA PRECIOUS METALS AND MINERALS FUND ADVISER SHARES (ADVISER SHARES) (Ticker Symbol: UPMMX)


--------------------------------------------------------------------------------
                                         11/30/15                     5/31/15
--------------------------------------------------------------------------------

Net Assets                             $9.6 Million             $12.4 Million
Net Asset Value Per Share                 $8.60                    $12.17


--------------------------------------------------------------------------------
                 AVERAGE ANNUAL TOTAL RETURNS AS OF 11/30/15
--------------------------------------------------------------------------------
  5/31/15-11/30/15*       1 YEAR        5 YEARS       SINCE INCEPTION 8/01/10

       -29.33%            -26.27%       -24.73%               -20.21%


--------------------------------------------------------------------------------
                 AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/15
--------------------------------------------------------------------------------
     1 YEAR                      5 YEARS              SINCE INCEPTION 8/01/10

     -26.62%                     -25.45%                      -19.93%


--------------------------------------------------------------------------------
                        EXPENSE RATIOS AS OF 5/31/15**
--------------------------------------------------------------------------------

                                    1.39%


THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Total returns for periods of less than one year are not annualized. This return is cumulative.

**The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated October 1, 2015, and is calculated as a percentage of average net assets. The expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

================================================================================

                                                       INVESTMENT OVERVIEW |  11

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                                                                               USAA PRECIOUS
                                             LIPPER PRECIOUS          NYSE ARCA GOLD             METALS AND
                                              METALS EQUITY            MINERS (GDM)             MINERALS FUND
                     S&P 500 INDEX             FUNDS INDEX                INDEX                ADVISER SHARES
07/31/10              $10,000.00               $10,000.00               $10,000.00               $10,000.00
08/31/10                9,548.56                10,938.98                11,095.47                11,030.98
09/30/10               10,400.72                11,814.77                11,611.32                11,845.35
10/31/10               10,796.45                12,271.90                11,864.55                11,963.26
11/30/10               10,797.84                12,729.28                12,341.55                12,415.68
12/31/10               11,519.47                13,391.99                12,831.70                13,028.39
01/31/11               11,792.50                11,901.47                11,266.75                11,366.03
02/28/11               12,196.50                13,005.84                12,504.21                12,302.06
03/31/11               12,201.36                13,136.57                12,579.52                12,423.62
04/30/11               12,562.70                13,714.63                13,014.71                13,143.87
05/31/11               12,420.50                12,909.61                12,158.68                12,302.06
06/30/11               12,213.46                12,239.37                11,439.64                11,837.08
07/31/11               11,965.10                12,842.39                11,920.11                12,393.23
08/31/11               11,315.13                13,622.16                13,155.50                13,396.11
09/30/11               10,519.69                11,453.82                11,560.79                11,548.37
10/31/11               11,669.42                12,393.69                12,335.46                12,177.45
11/30/11               11,643.64                12,449.58                12,665.35                12,192.65
12/31/11               11,762.74                10,807.43                10,846.22                10,451.18
01/31/12               12,289.89                12,085.35                11,900.47                11,640.66
02/29/12               12,821.33                11,878.47                11,674.82                11,332.27
03/31/12               13,243.27                10,609.69                10,454.45                10,200.40
04/30/12               13,160.15                10,077.94                 9,784.66                 9,705.63
05/31/12               12,369.21                 9,040.48                 9,245.88                 8,702.54
06/30/12               12,878.85                 9,186.57                 9,467.82                 8,848.26
07/31/12               13,057.72                 9,018.88                 9,065.83                 8,539.87
08/31/12               13,351.82                 9,902.03                10,148.47                 9,420.97
09/30/12               13,696.85                11,161.52                11,367.46                10,708.73
10/31/12               13,443.95                10,907.40                11,204.18                10,461.34
11/30/12               13,521.94                 9,990.04                10,084.44                 9,441.30
12/31/12               13,645.19                 9,737.75                 9,928.03                 9,190.19
01/31/13               14,351.94                 9,023.66                 8,912.20                 8,376.96
02/28/13               14,546.77                 8,077.50                 8,025.19                 7,422.45
03/31/13               15,092.32                 8,064.78                 8,132.43                 7,487.92
04/30/13               15,383.10                 6,703.90                 6,517.25                 6,092.33
05/31/13               15,742.94                 6,436.96                 6,347.10                 5,709.84
06/30/13               15,531.53                 5,335.87                 5,264.61                 4,755.33
07/31/13               16,321.84                 5,931.50                 5,801.74                 5,354.91
08/31/13               15,849.13                 6,377.08                 6,050.82                 5,799.43
09/30/13               16,346.15                 5,854.58                 5,404.59                 5,265.32
10/31/13               17,097.55                 5,858.63                 5,418.23                 5,279.10
11/30/13               17,618.58                 5,219.97                 4,791.88                 4,651.95
12/31/13               18,064.61                 5,078.97                 4,606.13                 4,462.52
01/31/14               17,440.04                 5,544.59                 5,103.30                 4,903.60
02/28/14               18,237.82                 6,186.23                 5,637.80                 5,561.78
03/31/14               18,391.12                 5,702.69                 5,151.97                 5,100.02
04/30/14               18,527.07                 5,854.14                 5,271.97                 5,241.31
05/31/14               18,961.97                 5,527.08                 4,902.40                 4,827.79
06/30/14               19,353.68                 6,482.37                 5,771.57                 5,796.11
07/31/14               19,086.78                 6,339.98                 5,674.15                 5,641.04
08/31/14               19,850.34                 6,448.32                 5,839.92                 5,834.01
09/30/14               19,571.97                 5,281.59                 4,685.10                 4,700.29
10/31/14               20,050.02                 4,416.52                 3,825.10                 3,873.26
11/30/14               20,589.26                 4,628.81                 4,051.72                 4,069.68
12/31/14               20,537.39                 4,652.91                 4,067.24                 4,089.17
01/31/15               19,920.87                 5,233.89                 4,895.14                 4,692.77
02/28/15               21,065.76                 5,076.10                 4,690.51                 4,490.41
03/31/15               20,732.61                 4,470.77                 4,044.35                 3,921.69
04/30/15               20,931.50                 4,877.20                 4,459.77                 4,329.91
05/31/15               21,200.67                 4,814.03                 4,332.32                 4,246.17
06/30/15               20,790.26                 4,460.98                 3,927.26                 3,911.23
07/31/15               21,225.85                 3,647.65                 3,048.48                 3,073.85
08/31/15               19,945.21                 3,739.69                 3,112.14                 3,175.04
09/30/15               19,451.70                 3,609.38                 3,041.73                 3,063.39
10/31/15               21,092.53                 3,866.62                 3,322.55                 3,304.13
11/30/15               21,155.25                 3,544.06                 3,040.63                 3,000.58

                                   [END CHART]

                      Data from 7/31/10 through 11/30/15.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Precious Metals and Minerals Fund Adviser Shares to the Fund's benchmarks listed above (see page 8 for benchmark definitions).

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Precious Metals Equity Funds Index reflects the fees and expenses of the underlying funds included in the index.

*The performance of the S&P 500 Index, the Lipper Precious Metals Equity Funds Index, and the NYSE Arca Gold Miners (GDM) Index is calculated from the end of the month, July 31, 2010, while the inception date of the Adviser Shares is August 1, 2010. There may be a slight variation of performance numbers because of this difference.

================================================================================

12  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

                       o TOP 10 EQUITY HOLDINGS - 11/30/15 o
                              (% of Net Assets)

Randgold Resources Ltd. ADR ............................................... 5.9%
Silver Wheaton Corp. ...................................................... 5.0%
Goldcorp, Inc. ............................................................ 4.5%
Agnico-Eagle Mines Ltd. ................................................... 4.4%
Eldorado Gold Corp. ....................................................... 4.2%
Newcrest Mining Ltd. ...................................................... 4.1%
Newmont Mining Corp. ...................................................... 4.0%
Tahoe Resources, Inc. ..................................................... 4.0%
Centerra Gold, Inc. ....................................................... 3.8%
Royal Gold, Inc. .......................................................... 3.5%

                       o ASSET ALLOCATION - 11/30/15 o

                       [PIE CHART OF ASSET ALLOCATION]

GOLD                                                                       81.6%
SILVER                                                                     14.6%
MONEY MARKET INSTRUMENTS                                                    2.9%
PLATINUM GROUP METALS                                                       1.0%

                                 [END CHART]

Percentages are of the net assets of the Fund and may not equal 100%.

You will find a complete list of securities that the Fund owns on pages 14-16.

================================================================================

                                                       INVESTMENT OVERVIEW |  13

================================================================================

PORTFOLIO OF INVESTMENTS

November 30, 2015 (unaudited)

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              COMMON STOCKS (97.2%)

              GOLD (81.6%)

              AFRICAN GOLD COMPANIES (4.6%)
 1,591,900    AngloGold Ashanti Ltd. ADR*                                                     $   10,188
 4,700,000    Gold Fields Ltd. ADR                                                                11,891
18,400,000    Great Basin Gold Ltd.*(a)                                                                -
 6,500,000    Great Basin Gold Ltd., acquired 03/30/2012; cost $4,455*(a),(b),(c)                      -
 3,569,600    Harmony Gold Mining Co. Ltd. ADR*                                                    2,175
                                                                                              ----------
                                                                                                  24,254
                                                                                              ----------
              AUSTRALIAN GOLD COMPANIES (11.9%)
 3,044,572    AuRico Metals, Inc.*                                                                 1,345
 7,063,636    Kingsgate Consolidated Ltd.*                                                         3,116
 2,700,000    Newcrest Mining Ltd.*                                                               21,303
 9,624,551    OceanaGold Corp.                                                                    18,594
21,450,000    Perseus Mining Ltd.*                                                                 5,060
 6,464,364    Saracen Mineral Holdings Ltd.*                                                       2,291
14,746,000    St. Barbara Ltd.*                                                                   10,824
                                                                                              ----------
                                                                                                  62,533
                                                                                              ----------
              EUROPEAN GOLD COMPANIES (8.0%)
11,800,000    Centamin plc                                                                        11,266
   510,000    Randgold Resources Ltd. ADR                                                         30,906
                                                                                              ----------
                                                                                                  42,172
                                                                                              ----------
              NORTH AMERICAN GOLD COMPANIES (53.5%)
   868,300    Agnico-Eagle Mines Ltd.                                                             22,966
 8,161,500    Alacer Gold Corp.*                                                                  15,706
 2,750,000    Alamos Gold, Inc. "A"                                                                8,250
 3,369,400    Alamos Gold, Inc. "A"                                                               10,244
   240,000    Axmin, Inc., acquired 12/06/2006-06/03/2008; cost $1,806*(b)                             1
 6,543,289    B2Gold Corp.*                                                                        7,154
 1,408,600    Barrick Gold Corp.                                                                  10,339
 3,667,700    Centerra Gold, Inc.                                                                 19,939
 2,488,200    Continental Gold, Inc.*                                                              2,720
   242,800    Detour Gold Corp.*                                                                   2,529
 5,344,600    Dundee Precious Metals, Inc.*                                                        5,243

================================================================================

14  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
 7,220,000    Eldorado Gold Corp.                                                             $   22,093
   800,000    Freeport-McMoRan, Inc.                                                               6,544
 2,000,000    Goldcorp, Inc.                                                                      23,620
 2,270,100    Guyana Goldfields, Inc.*                                                             5,015
 2,900,000    IAMGOLD Corp.*                                                                       4,408
 5,402,700    Kinross Gold Corp.*                                                                 10,373
 1,985,000    Kirkland Lake Gold, Inc.*                                                            7,045
 1,333,200    Klondex Mines Ltd.*                                                                  2,586
 7,777,000    Mandalay Resources Corp.                                                             4,251
 1,872,100    Nautilus Minerals, Inc., acquired 02/02/2007-03/11/2009; cost $3,817*(b),(c)           421
 6,377,800    New Gold, Inc.*                                                                     14,095
 1,157,700    Newmont Mining Corp.                                                                21,313
   375,000    Northern Star Mining Corp., acquired 05/05/2006; cost $373*(a),(b)                       -
   350,000    Pretium Resources, Inc.*                                                             1,886
 2,473,300    Primero Mining Corp.*                                                                5,575
   520,000    Royal Gold, Inc.                                                                    18,694
 6,656,900    SEMAFO, Inc.*                                                                       15,702
 5,200,300    Torex Gold Resources, Inc.*                                                          4,595
 3,666,100    Yamana Gold, Inc.                                                                    7,699
                                                                                              ----------
                                                                                                 281,006
                                                                                              ----------
              SOUTH AMERICAN GOLD COMPANIES (3.6%)
 2,832,600    Asanko Gold, Inc.*                                                                   4,263
 3,125,500    Compania de Minas Buenaventura S.A. ADR                                             14,815
                                                                                              ----------
                                                                                                  19,078
                                                                                              ----------
              Total Gold (cost: $1,168,391)                                                      429,043
                                                                                              ----------

              PLATINUM GROUP METALS (1.0%)
 1,200,000    Impala Platinum Holdings Ltd.*(d)                                                    2,628
12,000,000    Platinum Group Metals Ltd.*                                                          2,605
                                                                                              ----------
              Total Platinum Group Metals (cost: $19,446)                                          5,233
                                                                                              ----------

              SILVER (14.6%)
 1,066,457    Fresnillo plc(d)                                                                    11,484
   518,400    MAG Silver Corp.*                                                                    3,603
 2,026,000    Pan American Silver Corp.                                                           14,101
 2,000,000    Silver Wheaton Corp.                                                                26,240
 2,407,900    Tahoe Resources, Inc.                                                               21,186
                                                                                              ----------
              Total Silver (cost: $143,259)                                                       76,614
                                                                                              ----------
              Total Common Stocks (cost: $1,331,096)                                             510,890
                                                                                              ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                         MARKET
AMOUNT                                                             COUPON                          VALUE
(000)         SECURITY                                              RATE       MATURITY            (000)
--------------------------------------------------------------------------------------------------------
              MONEY MARKET INSTRUMENTS (2.9%)

              COMMERCIAL PAPER (1.0%)
    $5,263    Hannover Funding Co., LLC(e),(f)                      0.27%      12/01/2015       $  5,263
                                                                                                --------
              Total Commercial Paper                                                               5,263
                                                                                                --------

--------------------------------------------------------------------------------------------------------
NUMBER
OF SHARES
--------------------------------------------------------------------------------------------------------
              MONEY MARKET FUNDS (1.9%)
10,071,172    State Street Institutional Liquid Reserves Fund Premier Class, 0.15%(g)             10,071
                                                                                                --------
              Total Money Market Instruments (cost: $15,334)                                      15,334
                                                                                                --------

              TOTAL INVESTMENTS (COST: $1,346,430)                                              $526,224
                                                                                                ========

--------------------------------------------------------------------------------------------------------
($ IN 000s)                                             VALUATION HIERARCHY
--------------------------------------------------------------------------------------------------------
                                          (LEVEL 1)            (LEVEL 2)       (LEVEL 3)
                                      QUOTED PRICES    OTHER SIGNIFICANT     SIGNIFICANT
                                  IN ACTIVE MARKETS           OBSERVABLE    UNOBSERVABLE
ASSETS                         FOR IDENTICAL ASSETS               INPUTS          INPUTS           TOTAL
--------------------------------------------------------------------------------------------------------
Equity Securities:
 Common Stocks                             $496,778              $14,112              $-        $510,890
Money Market Instruments:
 Commercial Paper                                 -                5,263               -           5,263
 Money Market Funds                          10,071                    -               -          10,071
--------------------------------------------------------------------------------------------------------
 Total                                     $506,849              $19,375              $-        $526,224
--------------------------------------------------------------------------------------------------------

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

For the period of June 1, 2015, through November 30, 2015, there were no transfers of securities between levels. The Fund's policy is to recognize any transfers into and out of the levels as of the beginning of the period in which the event or circumstance that caused the transfer occurred.

================================================================================

16  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

November 30, 2015 (unaudited)

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 81.3% of net assets at November 30, 2015.

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    ADR American depositary receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

o   SPECIFIC NOTES

    (a) Security was fair valued at November 30, 2015, by USAA Asset Management Company (the Manager) in accordance with valuation procedures approved by USAA Mutual Funds Trust's Board of Trustees (the Board). The total value of all such securities was zero.

    (b) Security deemed illiquid by the Manager, under liquidity guidelines approved by the Board. The aggregate market value of these securities at November 30, 2015, was $422,000, which represented 0.1% of the Fund's net assets.

    (c) Restricted security that is not registered under the Securities Act of 1933.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  17

================================================================================

    (d) Securities with a value of $14,112,000, which represented 2.7% of the Fund's net assets, were classified as Level 2 at November 30, 2015, due to the prices being adjusted to take into account significant market movements following the close of local trading.

    (e) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by the Manager under liquidity guidelines approved by the Board, unless otherwise noted as illiquid.

    (f) Commercial paper issued in reliance on the "private placement" exemption from registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (Section 4(2) Commercial Paper). Unless this commercial paper is subsequently registered, a resale of this commercial paper in the United States must be effected in a transaction exempt from registration under the Securities Act of 1933. Section 4(2) commercial paper is normally resold to other investors through or with the assistance of the issuer or an investment dealer who makes a market in this security, and as such has been deemed liquid by the Manager under liquidity guidelines approved by the Board, unless otherwise noted as illiquid.

    (g) Rate represents the money market fund annualized seven-day yield at November 30, 2015.

      * Non-income-producing security.

See accompanying notes to financial statements.

================================================================================

18  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

November 30, 2015 (unaudited)

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (cost of $1,346,430)                            $  526,224
   Cash denominated in foreign currencies (identified cost of $333)                                  333
   Receivables:
      Capital shares sold                                                                            350
      Dividends and interest                                                                         348
                                                                                              ----------
         Total assets                                                                            527,255
                                                                                              ----------
LIABILITIES
   Payables:
      Securities purchased                                                                           687
      Capital shares redeemed                                                                        425
   Accrued management fees                                                                           296
   Accrued transfer agent's fees                                                                      75
   Other accrued expenses and payables                                                               201
                                                                                              ----------
         Total liabilities                                                                         1,684
                                                                                              ----------
            Net assets applicable to capital shares outstanding                               $  525,571
                                                                                              ==========
NET ASSETS CONSIST OF:
   Paid-in capital                                                                            $1,627,057
   Accumulated undistributed net investment loss                                                 (29,271)
   Accumulated net realized loss on investments                                                 (252,001)
   Net unrealized depreciation of investments                                                   (820,206)
   Net unrealized depreciation of foreign currency translations                                       (8)
                                                                                              ----------
            Net assets applicable to capital shares outstanding                               $  525,571
                                                                                              ==========
   Net asset value, redemption price, and offering price per share:
      Fund Shares (net assets of $412,085/47,555 shares outstanding)                          $     8.67
                                                                                              ==========
      Institutional Shares (net assets of $103,931/11,929 shares outstanding)                 $     8.71
                                                                                              ==========
      Adviser Shares (net assets of $9,555/1,111 shares outstanding)                          $     8.60
                                                                                              ==========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  19

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Six-month period ended November 30, 2015 (unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends (net of foreign taxes withheld of $297)                                           $   4,117
   Interest                                                                                           13
                                                                                               ---------
      Total income                                                                                 4,130
                                                                                               ---------
EXPENSES
   Management fees                                                                                 2,023
   Administration and servicing fees:
      Fund Shares                                                                                    346
      Institutional Shares                                                                            63
      Adviser Shares                                                                                   7
   Transfer agent's fees:
      Fund Shares                                                                                  1,059
      Institutional Shares                                                                            62
      Adviser Shares                                                                                   3
   Distribution and service fees (Note 6D):
      Adviser Shares                                                                                  12
   Custody and accounting fees:
      Fund Shares                                                                                     53
      Institutional Shares                                                                            14
      Adviser Shares                                                                                   1
   Postage:
      Fund Shares                                                                                     60
      Institutional Shares                                                                            36
      Adviser Shares                                                                                   2
   Shareholder reporting fees:
      Fund Shares                                                                                     24
      Institutional Shares                                                                             5
      Adviser Shares                                                                                   1
   Trustees' fees                                                                                     13
   Registration fees:
      Fund Shares                                                                                     17
      Institutional Shares                                                                            13
      Adviser Shares                                                                                  10
   Professional fees                                                                                  54
   Other                                                                                               9
                                                                                               ---------
            Total expenses                                                                         3,887
                                                                                               ---------
NET INVESTMENT INCOME                                                                                243
                                                                                               ---------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS
AND FOREIGN CURRENCY
   Net realized loss on:
      Investments                                                                                (72,061)
      Foreign currency transactions                                                                 (155)
   Change in net unrealized appreciation/(depreciation) of:
      Investments                                                                               (149,694)
      Foreign currency translations                                                                   (5)
                                                                                               ---------
            Net realized and unrealized loss                                                    (221,915)
                                                                                               ---------
   Decrease in net assets resulting from operations                                            $(221,672)
                                                                                               =========

   See accompanying notes to financial statements.

================================================================================

20  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Six-month period ended November 30, 2015 (unaudited), and year ended
May 31, 2015

--------------------------------------------------------------------------------------------------------
                                                                               11/30/2015      5/31/2015
--------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income (loss)                                                $      243      $  (3,527)
   Net realized gain (loss) on investments                                        (72,061)         6,271
   Net realized loss on foreign currency transactions                                (155)          (270)
   Change in net unrealized appreciation/(depreciation) of:
      Investments                                                                (149,694)      (102,777)
      Foreign currency translations                                                    (5)           (54)
                                                                               -------------------------
   Decrease in net assets resulting from operations                              (221,672)      (100,357)
                                                                               -------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
      Fund Shares                                                                       -         (8,022)
      Institutional Shares                                                              -         (2,503)
      Adviser Shares                                                                    -           (182)
                                                                               -------------------------
         Distributions to shareholders                                                  -        (10,707)
                                                                               -------------------------
NET DECREASE IN NET ASSETS FROM CAPITAL
SHARE TRANSACTIONS (NOTE 5)
   Fund Shares                                                                      8,177        (46,767)
   Institutional Shares                                                            (9,174)        (3,819)
   Adviser Shares                                                                     836           (930)
                                                                               -------------------------
      Total net decrease in net assets from capital share
         transactions                                                                (161)       (51,516)
                                                                               -------------------------
   Capital contribution from USAA Transfer Agency Company                               -              2
                                                                               -------------------------
   Net decrease in net assets                                                    (221,833)      (162,578)
NET ASSETS
   Beginning of period                                                            747,404        909,982
                                                                               -------------------------
   End of period                                                               $  525,571      $ 747,404
                                                                               =========================
Accumulated undistributed net investment loss:
   End of period                                                               $  (29,271)     $ (29,514)
                                                                               =========================

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  21

================================================================================

NOTES TO FINANCIAL STATEMENTS

November 30, 2015 (unaudited)

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 54 separate funds. Additionally, the Fund qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this semiannual report pertains only to the USAA Precious Metals and Minerals Fund (the Fund), which is classified as nondiversified under the 1940 Act. The Fund's investment objective is to seek long-term capital appreciation and to protect the purchasing power of shareholders' capital against inflation.

The Fund concentrates its investments in equity securities of domestic and foreign companies engaged in the exploration, mining, or processing of gold and other precious metals and minerals, such as platinum, silver, and diamonds. As such, the Fund may be exposed to more risk than portfolios with a broader industry diversification. As a nondiversified fund, the Fund may invest a greater percentage of its assets in a single issuer. Because a relatively high percentage of the Fund's total assets may be invested in the securities of a single issuer or a limited number of issuers, the securities of the Fund may be more sensitive to changes in the market value of a single issuer, a limited number of issuers, or large companies generally. Such a focused investment strategy may increase the volatility of the Fund's investment results because this Fund may be more susceptible to risk associated with a single economic, political, or regulatory event than a diversified fund.

The Fund consists of three classes of shares: Precious Metals and Minerals Fund Shares (Fund Shares), Precious Metals and Minerals Fund Institutional

================================================================================

22  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

Shares (Institutional Shares), and Precious Metals and Minerals Fund Adviser Shares (Adviser Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, distribution and service (12b-1) fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class's relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to all classes. The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds). The Adviser Shares permit investors to purchase shares through financial intermediaries, including banks, broker-dealers, insurance companies, investment advisers, plan sponsors, and financial professionals that provide various administrative and distribution services.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  23

================================================================================

    regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used.

    2. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not need to be reflected in the value of

================================================================================

24  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

       the Fund's foreign securities. However, the Manager will monitor for events that would materially affect the value of the Fund's foreign securities and, if necessary, the Committee will consider such available information that it deems relevant and will determine a fair value for the affected foreign securities in accordance with valuations procedures. In addition, information from an external vendor or other sources may be used to adjust the foreign market closing prices of foreign equity securities to reflect what the Committee believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events that occur on a fairly regular basis (such as U.S. market movements) are significant.

    3. Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day.

    4. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

    5. Repurchase agreements are valued at cost.

    6. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

       Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  25

================================================================================

       systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes. Level 2 securities include certain common stocks, which are valued based on methods discussed in Note 1A2, and commercial paper, which is valued at amortized cost.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

================================================================================

26  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

D. INVESTMENTS IN SECURITIES - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Discounts and premiums on short-term securities are amortized on a straight-line basis over the life of the respective securities. Foreign income and capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable, as a reduction to such income and realized gains. These foreign taxes have been provided for in accordance with the understanding of the applicable countries' tax rules and rates.

E. FOREIGN CURRENCY TRANSLATIONS - The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

    1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

    2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

    The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

    Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  27

================================================================================

    amounts received. At the end of the Fund's fiscal year, these net realized foreign currency gains/losses are reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income on the Statement of Assets and Liabilities as such amounts are treated as ordinary income/loss for tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

F. EXPENSES PAID INDIRECTLY - Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the six-month period ended November 30, 2015, there were no custodian and other bank credits.

G. REDEMPTION FEES - Adviser Shares held in the Fund less than 60 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed or exchanged shares. All redemption fees paid will be accounted for by the Fund as an addition to paid in capital. For the six-month period ended November 30, 2015, the Adviser Shares charged redemption fees of $1,000.

H. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

I. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

================================================================================

28  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR).

The USAA Funds that are party to the loan agreement are assessed facility fees by CAPCO in the amount of 9.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2015, the maximum annual facility fee was 7.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the USAA Funds based on their respective average net assets for the period.

The USAA Funds may request an optional increase of the committed loan agreement up to $750 million. If the USAA Funds increase the committed loan agreement above the $500 million, the assessed facility fee by CAPCO will be increased to
10.0 basis points.

For the six-month period ended November 30, 2015, the Fund paid CAPCO facility fees of $2,000, which represents 0.9% of the total fees paid to CAPCO by the USAA Funds. The Fund had no borrowings under this agreement during the six-month period ended November 30, 2015.

(3) DISTRIBUTIONS

The tax basis of distributions and any accumulated undistributed net investment income will be determined based upon the Fund's tax year-end of May 31, 2016, in accordance with applicable tax law.

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  29

================================================================================

At May 31, 2015, the Fund had net capital loss carryforwards of $179,138,000, for federal income tax purposes as shown in the table below. It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used.

                             CAPITAL LOSS CARRYFORWARDS
                 --------------------------------------------------
                                   TAX CHARACTER
                 --------------------------------------------------
                 (NO EXPIRATION)                          BALANCE
                 --------------                        ------------
                   Short-Term                          $ 21,142,000
                    Long-Term                           157,996,000
                                                       ------------
                        Total                          $179,138,000
                                                       ============

For the six-month period ended November 30, 2015, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax positions to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the six-month period ended November 30, 2015, were $44,702,000 and $29,166,000, respectively.

As of November 30, 2015, the cost of securities, including short-term securities, for federal income tax purposes, was approximately the same as that reported in the financial statements.

Gross unrealized appreciation and depreciation of investments as of November 30, 2015, were $2,266,000 and $822,472,000, respectively, resulting in net unrealized depreciation of $820,206,000.

(5) CAPITAL SHARE TRANSACTIONS

At November 30, 2015, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

================================================================================

30  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

Capital share transactions for the Institutional Shares resulted from purchases and sales by the affiliated USAA fund-of-funds as well as other persons or legal entities that the Fund may approve from time to time. Capital share transactions for all classes were as follows, in thousands:

                                                 SIX-MONTH PERIOD ENDED               YEAR ENDED
                                                    NOVEMBER 30, 2015                MAY 31, 2015
----------------------------------------------------------------------------------------------------
                                                 SHARES         AMOUNT         SHARES         AMOUNT
                                                 ---------------------------------------------------
FUND SHARES:
Shares sold                                       5,014      $  48,274          9,440    $   125,986
Shares issued from
  reinvested dividends                               -*             -*            663          7,824
Shares redeemed                                  (4,109)       (40,097)       (13,781)      (180,577)
                                                 ---------------------------------------------------
Net increase (decrease) from
  capital share transactions                        905      $   8,177         (3,678)   $   (46,767)
                                                 ===================================================
INSTITUTIONAL SHARES:
Shares sold                                       2,164      $  20,905          4,212    $    58,205
Shares issued from
  reinvested dividends                                -              -            208          2,464
Shares redeemed                                  (3,332)       (30,079)        (4,288)       (64,488)
                                                 ---------------------------------------------------
Net increase (decrease) from
  capital share transactions                     (1,168)     $  (9,174)           132    $    (3,819)
                                                 ===================================================
ADVISER SHARES:
Shares sold                                         238      $   2,183            545    $     7,629
Shares issued from
  reinvested dividends                                -              -             14            163
Shares redeemed**                                  (140)        (1,347)          (668)        (8,722)
                                                 ---------------------------------------------------
Net increase (decrease) from
  capital share transactions                         98      $     836           (109)   $      (930)
                                                 ===================================================

 *Represents less than 500 shares or $500.

**Net of redemption fees.

(6) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  31

================================================================================

    affairs of the Fund, and for directly managing the day-to-day investment of the Fund's assets, subject to the authority of and supervision by the Board. The Manager is authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the actual day-to-day investment of a portion of the Fund's assets. For the six-month period ended November 30, 2015, the Fund had no subadviser(s).

    The investment management fee for the Fund is comprised of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.75% of the Fund's average net assets.

    The performance adjustment is calculated separately for each share class on a monthly basis by comparing each class's performance over the performance period to that of the Lipper Precious Metals Equity Funds Index. The Lipper Precious Metals Equity Funds Index tracks the total return performance of the 10 largest funds in the Lipper Precious Metals Equity Funds category. The performance period for each class consists of the current month plus the previous 35 months. The following table is utilized to determine the extent of the performance adjustment:

OVER/UNDER PERFORMANCE
RELATIVE TO INDEX                           ANNUAL ADJUSTMENT RATE
(IN BASIS POINTS)(1)                        (IN BASIS POINTS)(1)
------------------------------------------------------------------
+/- 100 to 400                              +/- 4
+/- 401 to 700                              +/- 5
+/- 701 and greater                         +/- 6

    (1)Based on the difference between average annual performance of the relevant share class of the Fund and its relevant index, rounded to the nearest basis point. Average net assets are calculated over a rolling 36-month period.

    Each class's annual performance adjustment rate is multiplied by the average net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which

================================================================================

32  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

    is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

    Under the performance fee arrangement, each class will pay a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Precious Metals Equity Funds Index over that period, even if the class had overall negative returns during the performance period.

    For the six-month period ended November 30, 2015, the Fund incurred total management fees, paid or payable to the Manager, of $2,023,000, which included a performance adjustment for the Fund Shares, Institutional Shares, and Adviser Shares of $(165,000), $(46,000), and $(3,000), respectively. For the Fund Shares, Institutional Shares, and Adviser Shares, the performance adjustments were (0.07)%, (0.07)%, and (0.06)%, respectively.

B. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of average net assets of the Fund Shares and Adviser Shares, and 0.10% of average net assets of the Institutional Shares. For the six-month period ended November 30, 2015, the Fund Shares, Institutional Shares, and Adviser Shares incurred administration and servicing fees, paid or payable to the Manager, of $346,000, $63,000, and $7,000, respectively.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the six-month period ended November 30, 2015, the Fund reimbursed the Manager $7,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  33

================================================================================

C.  TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA
    Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund Shares and Adviser Shares based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Transfer agent's fees for Institutional Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.10% of the Institutional Shares' average net assets, plus out-of-pocket expenses. For the six-month period ended November 30, 2015, the Fund Shares, Institutional Shares, and Adviser Shares incurred transfer agent's fees, paid or payable to SAS, of $1,059,000, $62,000, and $3,000, respectively.

D. DISTRIBUTION AND SERVICE (12b-1) FEES - The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Adviser Shares. Under the plan, the Adviser Shares pay fees to USAA Investment Management Company, the distributor, for distribution and shareholder services. USAA Investment Management Company pays all or a portion of such fees to intermediaries that make the Adviser Shares available for investment by their customers. The fee is accrued daily and paid monthly at an annual rate of 0.25% of the Adviser Shares' average net assets. Adviser Shares are offered and sold without imposition of an initial sales charge or a contingent deferred sales charge. For the six-month period ended November 30, 2015, the Adviser Shares incurred distribution and service (12b-1) fees of $12,000.

E. UNDERWRITING SERVICES - USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no commissions or fees for this service.

(7) TRANSACTIONS WITH AFFILIATES

The Fund offers its Institutional Shares for investment by other USAA Funds and is one of 20 USAA mutual funds in which the affiliated USAA fund-of-funds may invest. The USAA fund-of-funds do not invest in the underlying funds for the purpose of exercising management or control. As of

================================================================================

34  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

November 30, 2015, the USAA fund-of-funds owned the following percentages of the total outstanding shares of the Fund:

AFFILIATED USAA FUND                                               OWNERSHIP %
--------------------------------------------------------------------------------
USAA Cornerstone Conservative                                         0.1
USAA Cornerstone Equity                                               0.4
USAA Target Retirement Income                                         0.2
USAA Target Retirement 2020                                           0.3
USAA Target Retirement 2030                                           0.7
USAA Target Retirement 2040                                           0.5
USAA Target Retirement 2050                                           0.2
USAA Target Retirement 2060                                           0.0*

*Represents less than 0.1%

The Manager is indirectly wholly owned by United Services Automobile Association (USAA), a large, diversified financial services institution. At November 30, 2015, USAA and its affiliates owned 130,000 shares which represent 11.7% of the Adviser Shares and 0.2% of the Fund.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  35

================================================================================

(8) FINANCIAL HIGHLIGHTS - FUND SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                             SIX-MONTH
                           PERIOD ENDED
                            NOVEMBER 30,                            YEAR ENDED MAY 31,
                            -------------------------------------------------------------------------------------
                                2015              2015         2014           2013           2012            2011
                            -------------------------------------------------------------------------------------
Net asset value at
 beginning of period        $  12.29          $  14.12     $  16.69       $  25.80     $    40.55      $    36.87
                            -------------------------------------------------------------------------------------
Income (loss) from
 investment operations:
 Net investment loss(a)         (.00)(b)          (.06)        (.02)          (.00)(b)       (.07)           (.23)
 Net realized and
  unrealized gain (loss)(a)    (3.62)            (1.61)       (2.53)         (8.67)        (10.76)           8.52(c)
                             ------------------------------------------------------------------------------------
Total from investment
 operations(a)                 (3.62)            (1.67)       (2.55)         (8.67)        (10.83)           8.29
                             ------------------------------------------------------------------------------------
Less distributions from:
 Net investment income             -              (.16)        (.02)             -           (.08)           (.67)
 Realized capital gains            -                 -            -           (.44)         (3.84)          (3.94)
                             ------------------------------------------------------------------------------------
Total distributions                -              (.16)        (.02)          (.44)         (3.92)          (4.61)
                             ------------------------------------------------------------------------------------
Net asset value at
 end of period              $   8.67          $  12.29     $  14.12       $  16.69     $    25.80      $    40.55
                            =====================================================================================
Total return (%)*             (29.45)           (11.77)      (15.26)        (34.23)        (29.04)          21.99(c)
Net assets at end
 of period (000)            $412,085          $573,456     $710,487       $841,841     $1,577,939      $2,246,060
Ratios to average
 net assets:**
 Expenses (%)(d)                1.38(e)           1.25         1.24           1.18           1.17            1.15
 Net investment loss (%)        (.00)(e),(f)      (.46)        (.13)          (.01)          (.21)           (.56)
Portfolio turnover (%)             5                 8           10             15             20              24

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the
    Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the six-month period ended November 30, 2015, average net assets were
    $460,797,000.
(a) Calculated using average shares. For the six-month period ended November
    30, 2015, average shares were 47,132,000.
(b) Represents less than $0.01 per share.
(c) During the year ended May 31, 2011, the Manager reimbursed the Fund Shares
    $12,000 for a loss incurred from the disposal of an investment in error. The effect of this reimbursement on the Fund Shares' net realized loss and total return was less than $0.01/0.01% per share.
(d) Reflects total annual operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares' expenses paid indirectly decreased the expense ratios as follows:
                                   -              -           (.00%)(+)      (.00%)(+)      (.00%)(+)       (.00%)(+)
    (+) Represents less than 0.01% of average net assets.
(e) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(f) Represents less than 0.01%.

================================================================================

36  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

(8) FINANCIAL HIGHLIGHTS (CONTINUED) - INSTITUTIONAL SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                              SIX-MONTH
                            PERIOD ENDED
                             NOVEMBER 30,                            YEAR ENDED MAY 31,
                            -----------------------------------------------------------------------------------
                                2015           2015           2014           2013           2012           2011
                            -----------------------------------------------------------------------------------
Net asset value at
 beginning of period        $  12.34       $  14.17       $  16.77       $  25.87       $  40.67        $ 36.95
                            -----------------------------------------------------------------------------------
Income (loss) from
 investment operations:
 Net investment
  income (loss)(a)               .02           (.03)           .02            .06            .02           (.11)
 Net realized and
  unrealized gain (loss)(a)    (3.65)         (1.60)         (2.56)         (8.72)        (10.81)          8.53(b)
                            -----------------------------------------------------------------------------------
Total from investment
 operations(a)                 (3.63)         (1.63)         (2.54)         (8.66)        (10.79)          8.42
                            -----------------------------------------------------------------------------------
Less distributions from:
 Net investment income             -           (.20)          (.06)             -           (.17)          (.76)
 Realized capital gains            -              -              -           (.44)         (3.84)         (3.94)
                            -----------------------------------------------------------------------------------
Total distributions                -           (.20)          (.06)          (.44)         (4.01)         (4.70)
                            -----------------------------------------------------------------------------------
Net asset value at
 end of period              $   8.71       $  12.34       $  14.17       $  16.77       $  25.87        $ 40.67
                            ===================================================================================
Total return (%)*             (29.42)        (11.46)        (15.11)        (34.10)        (28.89)         22.32(b)
Net assets at end
 of period (000)            $103,931       $161,591       $183,768       $317,818       $145,782        $64,034
Ratios to average
 net assets:**
 Expenses (%)(c)                1.01(e)         .99           1.00            .99            .97            .89(d)
 Expenses, excluding
  reimbursements (%)(c)         1.01(e)         .99           1.00            .99            .97            .89(d)
 Net investment
  income (loss) (%)              .41(e)        (.20)           .11            .27            .05           (.28)
Portfolio turnover (%)             5              8             10             15             20             24

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the
    Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the six-month period ended November 30, 2015, average net assets were
    $124,608,000.
(a) Calculated using average shares. For the six-month period ended November
    30, 2015, average shares were 12,704,000.
(b) During the year ended May 31, 2011, the Manager reimbursed the Institutional
    Shares less than $500 for a loss incurred from the disposal of an investment in error. The effect of this reimbursement on the Institutional Shares' net realized loss and total return was less than $0.01/0.01% per share.
(c) Reflects total annual operating expenses of the Institutional Shares before reductions of any expenses paid indirectly. The Institutional Shares'
    expenses paid indirectly decreased the expense ratios as follows:
                                   -              -           (.00%)(+)      (.00%)(+)      (.00%)(+)      (.00%)(+)
    (+) Represents less than 0.01% of average net assets.
(d) Prior to October 1, 2010, the Manager voluntarily agreed to limit the annual expenses of the Institutional Shares to 0.90% of the Institutional Shares'
    average net assets.
(e) Annualized. The ratio is not necessarily indicative of 12 months of operations.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  37

================================================================================

(8) FINANCIAL HIGHLIGHTS (CONTINUED) - ADVISER SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                              SIX-MONTH
                            PERIOD ENDED                                                           PERIOD ENDED
                             NOVEMBER 30,                      YEAR ENDED MAY 31,                     MAY 31,
                            -----------------------------------------------------------------------------------
                                2015           2015           2014           2013           2012        2011***
                            -----------------------------------------------------------------------------------
Net asset value at
 beginning of period        $  12.20       $  14.01       $  16.57       $  25.68       $  40.48       $  36.47
Income (loss) from
 investment operations:
 Net investment loss(a)         (.00)(c)       (.08)          (.05)          (.06)          (.13)          (.27)
 Net realized and
  unrealized gain (loss)(a)    (3.60)         (1.58)         (2.51)         (8.61)        (10.78)          8.85(b)
                            -----------------------------------------------------------------------------------
Total from investment
 operations(a)                 (3.60)         (1.66)         (2.56)         (8.67)        (10.91)          8.58
                            -----------------------------------------------------------------------------------
Less distributions from:
 Net investment income             -           (.15)          (.00)(c)          -           (.06)          (.63)
 Realized capital gains            -              -              -           (.44)         (3.84)         (3.94)
                            -----------------------------------------------------------------------------------
Total distributions                -           (.15)          (.00)(c)       (.44)         (3.90)         (4.57)
                            -----------------------------------------------------------------------------------
Redemption fees added
 to beneficial interests         .00(c)         .00(c)        (.00)(c)       (.00)(c)        .01           (.00)(c)
                            -----------------------------------------------------------------------------------
Net asset value at
 end of period              $   8.60       $  12.20       $  14.01       $  16.57       $  25.68       $  40.48
                            ===================================================================================
Total return (%)*             (29.51)        (11.83)        (15.45)        (34.39)        (29.26)         23.02(b)
Net assets at end
 of period (000)            $  9,555        $12,357       $ 15,727       $ 11,052       $ 11,904       $  6,384
Ratios to average
 net assets:**
 Expenses (%)(d)                1.47(e)        1.39(f)        1.40           1.45           1.45           1.45(e)
 Expenses, excluding
  reimbursements (%)(d)         1.47(e)        1.39           1.40           1.49           1.55           1.90(e)
 Net investment loss (%)        (.07)(e)       (.60)          (.31)          (.23)          (.39)          (.78)(e)
Portfolio turnover (%)             5              8             10             15             20             24

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the
    Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the six-month period ended November 30, 2015, average net assets were
    $9,788,000.
*** Adviser Shares were initiated on August 1, 2010.
(a) Calculated using average shares. For the six-month period ended November
    30, 2015, average shares were 1,016,000.
(b) During the year ended May 31, 2011, the Manager reimbursed the Adviser
    Shares less than $500 for a loss incurred from the disposal of an investment in error. The effect of this reimbursement on the Adviser Shares' net realized loss and total return was less than $0.01/0.01% per share.
(c) Represents less than $0.01 per share.
(d) Reflects total annual operating expenses of the Adviser Shares before reductions of any expenses paid indirectly. The Adviser Shares' expenses paid indirectly decreased the expense ratios as follows:
                                   -             -            (.00%)(+)      (.00%)(+)      (.00%)(+)      (.00%)(+)
    (+) Represents less than 0.01% of average net assets.
(e) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(f) Prior to October 1, 2014, the Manager voluntarily agreed to limit the annual expenses of the Adviser Shares to 1.45% of the Adviser Shares' average net assets.

================================================================================

38  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

EXPENSE EXAMPLE

November 30, 2015 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, distribution and service (12b-1) fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of June 1, 2015, through November 30, 2015.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to

================================================================================

                                                           EXPENSE EXAMPLE |  39

================================================================================

estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                        EXPENSES PAID
                                           BEGINNING                ENDING              DURING PERIOD*
                                         ACCOUNT VALUE           ACCOUNT VALUE          JUNE 1, 2015 -
                                          JUNE 1, 2015         NOVEMBER 30, 2015       NOVEMBER 30, 2015
                                       -----------------------------------------------------------------
FUND SHARES
Actual                                     $1,000.00              $  705.50                  $5.88

Hypothetical
  (5% return before expenses)               1,000.00               1,018.10                   6.96

INSTITUTIONAL SHARES
Actual                                      1,000.00                 705.80                   4.31

Hypothetical
  (5% return before expenses)               1,000.00               1,019.95                   5.10

ADVISER SHARES
Actual                                      1,000.00                 704.90                   6.27

Hypothetical
  (5% return before expenses)               1,000.00               1,017.65                   7.41

*Expenses are equal to the annualized expense ratio of 1.38% for Fund Shares, 1.01% for Institutional Shares, and 1.47% for Adviser Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/366 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of (29.45)% for Fund Shares, (29.42)% for Institutional Shares, and (29.51)% for Adviser Shares for the six-month period of June 1, 2015, through November 30, 2015.

================================================================================

40  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select your mutual fund
AT USAA.COM                          account and either click the link or
                                     select 'I want to...' and select
OR CALL                              the desired action.
(800) 531-USAA (8722)
(210) 531-8722
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722; (ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

                                                                  --------------
      USAA                                                           PRSRT STD
      9800 Fredericksburg Road                                     U.S. Postage
      San Antonio, TX 78288                                            PAID
                                                                       USAA
                                                                  --------------

>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.


   [LOGO OF USAA]
        USAA        We know what it means to serve.(R)

   =============================================================================
   23408-0116                                (C)2016, USAA. All rights reserved.

 LOGO OF USAA]
   USAA(R)

                                   [GRAPHIC OF USAA TREASURY MONEY MARKET TRUST]

 ============================================================

       SEMIANNUAL REPORT
       USAA TREASURY MONEY MARKET TRUST(R)
       NOVEMBER 30, 2015

 ============================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"A NEW YEAR IS A GREAT TIME TO REEVALUATE YOUR
INVESTMENT PLAN TO HELP ENSURE YOU ARE STAYING      [PHOTO OF BROOKS ENGLEHARDT]
ON TRACK TOWARD YOUR FINANCIAL GOALS."

--------------------------------------------------------------------------------

JANUARY 2016

The financial markets were volatile during the reporting period ended November 30, 2015, but U.S. stocks, the broad U.S. fixed-income market, and longer-term U.S. Treasury securities had experienced minimal change when the reporting period came to an end. Emerging markets stocks, in contrast, generally suffered losses, while stocks in non-U.S. developed markets also declined, though to a lesser extent.

When the reporting period began in June 2015, Greece was once again in the headlines, as the country's debt problems reemerged and investors speculated about the future of the European Union. During July 2015, market turbulence increased. Worries about China's slow economic growth triggered a steep decline in the Chinese equity market, with many other emerging stock markets falling in a similar fashion. In response, the Chinese authorities surprised many investors by devaluing its currency, which added to investors' existing concerns about the health of the global economy. The result was a broad sell-off in riskier asset classes and a flight to the perceived safety of U.S. Treasury securities.

Meanwhile, a divergence in global economic growth was reflected in the monetary policies being pursued by the world's central banks. Persistent economic weakness outside the United States led many central banks to cut interest rates and boost quantitative easing, resulting in low--and even negative--global interest rates. At the same time, the U.S. economy continued to grow, albeit slowly, and the Federal Reserve (the Fed) strongly signaled that it would begin to raise interest rates for the first time in seven years. As a result, shorter-term U.S. Treasury yields rose during the reporting period, while longer-term U.S. Treasury yields edged up slightly. On December 16, 2015, the Fed raised the target range for the federal funds rate from 0.25% to 0.50%. At USAA Investments, we believe it is less important when the first interest rate increase occurs than how quickly the Fed affects interest rates. We have long believed Fed policymakers are unlikely to raise interest rates rapidly because they will not want to jeopardize the U.S. economy. In addition, there appears to be no pressing reason, such as a higher rate of inflation, for them

================================================================================

================================================================================

to do so. Therefore, the modest interest rate increase in December 2015 is consistent with our outlook.

Also of note during the reporting period was the steady decline in commodities prices. What caused the drop in oil, natural gas, coal, and industrial metals prices? In our opinion, there was no single reason. Certainly, the divergence in global economic growth and central bank monetary policy created uncertainty in the world's commodities markets. But softening global demand and, in the case of energy, an increase in supply were also key factors. In addition, commodities are generally priced in U.S. dollars and the appreciation of the U.S. dollar during the reporting period dampened prices.

A new year is a great time to reevaluate your investment plan to help ensure you are staying on track toward your financial goals. Investors also may want to consider making a 2016 IRA contribution. The sooner investors invest their money, the sooner it can start working for them. For assistance, please feel free to give our financial advisors a call.

Looking ahead, we expect to see continued volatility--at least in the near term--in the financial markets. It's been several years since we've seen this kind of market turbulence, so the events of the reporting period are a helpful reminder that volatility is to be expected from time to time and is normal market behavior. Long-term investors should strive to make decisions based on their long-term objectives, time horizon, and risk tolerance, rather than in response to market turmoil.

On behalf of all of us at USAA Investments, we wish you a happy, healthy, and prosperous year in 2016. Thank you for your continued investment in our family of mutual funds.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. o As interest rates rise, bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened.
o Investments in foreign securities are subject to additional and more diverse risks, including but not limited to currency fluctuations, market illiquidity, and political and economic instability. Foreign investing may result in more rapid and extreme changes in value than investments made exclusively in the securities of U.S. companies. There may be less publicly available information relating to foreign companies than those in the U.S. Foreign securities may also be subject to foreign taxes. Investments made in emerging market countries may be particularly volatile. Economies of emerging market countries are generally less diverse and mature than more developed countries and may have less stable political systems. o Investments provided by USAA Investment Management Company and USAA Financial Advisors Inc., both registered broker dealers, and affiliates.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

FUND OBJECTIVE                                                                1

MANAGER'S COMMENTARY                                                          2

INVESTMENT OVERVIEW                                                           4

FINANCIAL INFORMATION

    Portfolio of Investments                                                  8

    Notes to Portfolio of Investments                                         9

    Financial Statements                                                     10

    Notes to Financial Statements                                            13

EXPENSE EXAMPLE                                                              21

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2016, USAA. All rights reserved.

201010-0116

================================================================================

================================================================================

FUND OBJECTIVE

THE USAA TREASURY MONEY MARKET TRUST (THE FUND) PROVIDES INVESTORS MAXIMUM CURRENT INCOME WHILE MAINTAINING THE HIGHEST DEGREE OF SAFETY AND LIQUIDITY.

--------------------------------------------------------------------------------

TYPES OF INVESTMENTS

The Fund normally invests at least 80% of its assets in U.S. government securities with maturities of 397 days or less, which include U.S. Treasury bills, notes, and bonds; repurchase agreements collateralized by such obligations; and other obligations of the U.S. Treasury. The 80% policy may be changed upon at least 60 days' written notice to shareholders.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's set rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

                                                             FUND OBJECTIVE |  1

================================================================================

MANAGER'S COMMENTARY ON THE FUND

TONY ERA                                                     [PHOTO OF TONY ERA]
USAA Asset Management Company

--------------------------------------------------------------------------------

o   WHAT WERE THE MARKET CONDITIONS DURING THE REPORTING PERIOD?

    The U.S. economy appeared to strengthen during the reporting period ended November 2015, with gains in both employment and wage growth. Advancement in the housing market, along with an increase in consumer spending, also contributed to the improving market outlook. As a result, many market participants believed the Federal Reserve (the Fed) would raise the federal funds target interest rate, which had been anchored between 0% and 0.25% since December 2008. Reflecting this widespread belief, shorter-term interest rates rose considerably during the reporting period. Longer-term interest rates, which are generally driven by inflation expectations, rose slightly. However, in September 2015, Fed policymakers delayed action as global market volatility increased amid worries about global economic conditions.

    Yields on money market mutual funds remained at or near 0% throughout the reporting period, as the Fed held the target federal funds interest rate near zero. Investors continued to rely on money market funds, in spite of exceptionally low absolute yields, because of the safety and liquidity they provided.

================================================================================

2  | USAA TREASURY MONEY MARKET TRUST

================================================================================

o HOW DID THE USAA TREASURY MONEY MARKET TRUST (THE FUND) PERFORM DURING THE REPORTING PERIOD?

    For the reporting period ended November 30, 2015, the seven-day yield on the Fund remained less than 0.01%. The total return for the same period was less than 0.01%, compared to an average of less than 0.01% for all money market funds ranked by iMoneyNet, Inc.

    USAA Asset Management Company (the Manager) is the Fund's investment adviser. The investment adviser provides day-to-day discretionary management for the Fund's assets.

o   HOW DID YOU MANAGE THE FUND DURING THE REPORTING PERIOD?

    During the reporting period, we maintained our investment approach - that is, we continued to invest in maturities of 397 days or less that are backed by the full faith and credit of the U.S. government. Consistent with our strategy, we continued to invest primarily in eligible short-term repurchase agreements with approved counterparties. In our opinion, extending the portfolio's duration during the reporting period would have provided limited relative value if market interest rates exhibited higher volatility.

    Thank you for your investment in the Fund.

    Refer to page 5 for the iMoneyNet, Inc. definition.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

================================================================================

                                           MANAGER'S COMMENTARY ON THE FUND |  3

================================================================================

INVESTMENT OVERVIEW

USAA TREASURY MONEY MARKET TRUST (THE FUND)
(Ticker Symbol: UATXX)

--------------------------------------------------------------------------------
                                              11/30/15                5/31/15
--------------------------------------------------------------------------------
Net Assets                                 $184.5 Million         $119.7 Million
Net Asset Value Per Share                      $1.00                  $1.00
Dollar-Weighted Average Portfolio
  Maturity(+)                                  4 Days                 3 Days

(+)Obtained by multiplying the dollar value of each investment by the number of days left to its maturity, adding those figures together, and dividing them by the total dollar value of the Fund's portfolio.

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 11/30/15
--------------------------------------------------------------------------------
  5/31/15-11/30/15**          1 YEAR              5 YEARS             10 YEARS
       0.00%*                 0.00%*               0.00%*               1.05%

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/15
--------------------------------------------------------------------------------
  1 YEAR                         5 YEARS                              10 YEARS
  0.00%*                          0.00%*                                1.02%

--------------------------------------------------------------------------------
    7-DAY YIELD AS OF 11/30/15                    EXPENSE RATIO AS OF 5/31/15***
--------------------------------------------------------------------------------
  UNSUBSIDIZED              -0.36%                             0.52%
  SUBSIDIZED                 0.00%*

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.
*Represents less than 0.01%.
**Total returns for periods of less than one year are not annualized. This return is cumulative.
***The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated October 1, 2015, and is calculated as a percentage of average net assets. The expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit in USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund's sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions or reinvested net investment income. Yields and returns fluctuate. The seven-day yield quotation more closely reflects current earnings of the Fund than the total return quotation.

================================================================================

4  | USAA TREASURY MONEY MARKET TRUST

================================================================================

                           o 7-DAY YIELD COMPARISON o

                        [CHART OF 7-DAY YIELD COMPARISON]

                                    USAA TREASURY                      iMoneyNet
                                  MONEY MARKET TRUST*                   AVERAGE*
11/25/2014                              0.000                            0.000
12/30/2014                              0.000                            0.000
 1/27/2015                              0.000                            0.005
 2/24/2015                              0.000                            0.000
 3/31/2015                              0.000                            0.000
 4/28/2015                              0.000                            0.000
 5/26/2015                              0.000                            0.000
 6/30/2015                              0.000                            0.005
 7/28/2015                              0.000                            0.005
 8/25/2015                              0.000                            0.000
 9/29/2015                              0.000                            0.005
10/27/2015                              0.000                            0.000
11/24/2015                              0.000                            0.000

                                   [END CHART]

      Data represents the last Tuesday of each month. Ending date 11/24/15.

The graph tracks the Fund's seven-day yield against the iMoneyNet, Inc. average for all retail money market funds that hold U.S. Treasuries and repos backed by the U.S. Treasury and all retail money funds that hold 100% in U.S. Treasuries. iMoneyNet, Inc. is an organization that tracks the performance of money market funds.

*Represents less than 0.01%.

================================================================================

                                                        INVESTMENT OVERVIEW |  5

================================================================================

                      o CUMULATIVE PERFORMANCE OF $10,000 o

                        [CHART OF CUMULATIVE PERFORMANCE]

                                                                    USAA TREASURY
                                                                  MONEY MARKET TRUST
11/30/05                                                              $10,000.00
12/31/05                                                               10,032.77
01/31/06                                                               10,062.75
02/28/06                                                               10,093.56
03/31/06                                                               10,130.48
04/30/06                                                               10,163.13
05/31/06                                                               10,200.54
06/30/06                                                               10,240.33
07/31/06                                                               10,278.51
08/31/06                                                               10,319.85
09/30/06                                                               10,361.50
10/31/06                                                               10,402.05
11/30/06                                                               10,442.75
12/31/06                                                               10,487.44
01/31/07                                                               10,527.07
02/28/07                                                               10,565.44
03/31/07                                                               10,609.70
04/30/07                                                               10,650.03
05/31/07                                                               10,692.96
06/30/07                                                               10,735.30
07/31/07                                                               10,777.22
08/31/07                                                               10,820.39
09/30/07                                                               10,855.01
10/31/07                                                               10,893.60
11/30/07                                                               10,928.88
12/31/07                                                               10,956.17
01/31/08                                                               10,981.90
02/29/08                                                               11,001.69
03/31/08                                                               11,016.63
04/30/08                                                               11,032.29
05/31/08                                                               11,047.96
06/30/08                                                               11,061.40
07/31/08                                                               11,075.52
08/31/08                                                               11,090.46
09/30/08                                                               11,099.89
10/31/08                                                               11,101.56
11/30/08                                                               11,102.63
12/31/08                                                               11,102.75
01/31/09                                                               11,102.75
02/28/09                                                               11,102.76
03/31/09                                                               11,102.76
04/30/09                                                               11,102.77
05/31/09                                                               11,102.77
06/30/09                                                               11,102.78
07/31/09                                                               11,102.78
08/31/09                                                               11,102.79
09/30/09                                                               11,102.79
10/31/09                                                               11,102.80
11/30/09                                                               11,102.81
12/31/09                                                               11,102.81
01/31/10                                                               11,102.82
02/28/10                                                               11,102.82
03/31/10                                                               11,102.83
04/30/10                                                               11,102.84
05/31/10                                                               11,102.84
06/30/10                                                               11,102.85
07/31/10                                                               11,102.86
08/31/10                                                               11,102.86
09/30/10                                                               11,102.87
10/31/10                                                               11,102.88
11/30/10                                                               11,102.88
12/31/10                                                               11,102.89
01/31/11                                                               11,102.90
02/28/11                                                               11,102.90
03/31/11                                                               11,102.91
04/30/11                                                               11,102.92
05/31/11                                                               11,102.92
06/30/11                                                               11,102.93
07/31/11                                                               11,102.94
08/31/11                                                               11,102.94
09/30/11                                                               11,102.95
10/31/11                                                               11,102.96
11/30/11                                                               11,102.97
12/31/11                                                               11,102.97
01/31/12                                                               11,102.98
02/29/12                                                               11,102.99
03/31/12                                                               11,103.00
04/30/12                                                               11,103.00
05/31/12                                                               11,103.01
06/30/12                                                               11,103.02
07/31/12                                                               11,103.03
08/31/12                                                               11,103.03
09/30/12                                                               11,103.04
10/31/12                                                               11,103.05
11/30/12                                                               11,103.06
12/31/12                                                               11,103.06
01/31/13                                                               11,103.07
02/28/13                                                               11,103.08
03/31/13                                                               11,103.09
04/30/13                                                               11,103.09
05/31/13                                                               11,103.10
06/30/13                                                               11,103.11
07/31/13                                                               11,103.12
08/31/13                                                               11,103.13
09/30/13                                                               11,103.13
10/31/13                                                               11,103.14
11/30/13                                                               11,103.15
12/31/13                                                               11,103.16
01/31/14                                                               11,103.17
02/28/14                                                               11,103.17
03/31/14                                                               11,103.18
04/30/14                                                               11,103.19
05/31/14                                                               11,103.20
06/30/14                                                               11,103.21
07/31/14                                                               11,103.22
08/31/14                                                               11,103.23
09/30/14                                                               11,103.24
10/31/14                                                               11,103.25
11/30/14                                                               11,103.26
12/31/14                                                               11,103.27
01/31/15                                                               11,103.28
02/28/15                                                               11,103.28
03/31/15                                                               11,103.29
04/30/15                                                               11,103.30
05/31/15                                                               11,103.31
06/30/15                                                               11,103.32
07/31/15                                                               11,103.33
08/31/15                                                               11,103.34
09/30/15                                                               11,103.35
10/31/15                                                               11,103.36
11/30/15                                                               11,103.36

                                   [END CHART]

                      Data from 11/30/05 through 11/30/15.

The graph illustrates the performance of a hypothetical $10,000 investment in the USAA Treasury Money Market Trust.

Past performance is no guarantee of future results. The cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Income may be subject to federal, state, or local taxes, or to the federal alternative minimum tax. For seven-day yield information, please refer to the Fund's Investment Overview page.

================================================================================

6  | USAA TREASURY MONEY MARKET TRUST

================================================================================

                          o PORTFOLIO MIX - 11/30/15 o

                          [PIE CHART OF PORTFOLIO MIX]

REPURCHASE AGREEMENTS                                                      94.3%
U.S. TREASURY BILLS                                                         5.4%

                                   [END CHART]

      Percentages are of the net assets of the Fund and may not equal 100%.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

PORTFOLIO OF INVESTMENTS

November 30, 2015 (unaudited)

------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                                                 VALUE
(000)         SECURITY                                                                                 (000)
------------------------------------------------------------------------------------------------------------
              U.S. TREASURY BILLS (5.4%)(a)
    $10,000   0.05%, 1/28/2016 (cost: $10,000)                                                      $ 10,000
                                                                                                    --------
              REPURCHASE AGREEMENTS (94.3%)
     40,000   Bank of America, N.A., 0.11%, acquired 11/30/2015 and due on
                12/01/2015 at $40,000 (collateralized by $38,967 of U.S. Treasury, 0.13%(b),
                due 4/15/2017; market value $40,800)                                                  40,000
     64,000   Credit Agricole Corp. Inv. Bank, 0.10%, acquired
                11/30/2015 and due on 12/01/2015 at $64,000 (collateralized by
                $64,697 of U.S. Treasury, 0.13%(b), due 4/15/2020; market value $65,280)              64,000
     25,000   Credit Agricole Corp. Inv. Bank, 0.11%, acquired 11/30/2015 and due on
                12/01/2015 at $25,000 (collateralized by $23,904 of U.S. Treasury, 0.13%(b), due 1/15/2023; $1,566 of U.S. Treasury, 2.75%(c), due 2/15/2019; combined
                market value $25,500)                                                                 25,000
     45,000   HSBC Bank USA, Inc., 0.08%, acquired 11/30/2015 and due on 12/01/2015 at
                $45,000 (collateralized by $41,843 of U.S. Treasury, 1.88%-4.38%(c), due
                10/31/2022-11/15/2039; combined market value $45,902)                                 45,000
                                                                                                    --------
              Total Repurchase Agreements (cost: $174,000)                                           174,000
                                                                                                    --------

              TOTAL INVESTMENTS (COST: $184,000)                                                    $184,000
                                                                                                    ========

---------------------------------------------------------------------------------------------------------------
($ IN 000s)                                                   VALUATION HIERARCHY
---------------------------------------------------------------------------------------------------------------
                                            (LEVEL 1)             (LEVEL 2)         (LEVEL 3)
                                        QUOTED PRICES     OTHER SIGNIFICANT       SIGNIFICANT
                                    IN ACTIVE MARKETS            OBSERVABLE      UNOBSERVABLE
ASSETS                           FOR IDENTICAL ASSETS                INPUTS            INPUTS             TOTAL
---------------------------------------------------------------------------------------------------------------
U.S. Treasury Bills                                $-              $ 10,000                $-          $ 10,000
Repurchase Agreements                              $-              $174,000                $-          $174,000
---------------------------------------------------------------------------------------------------------------
Total                                              $-              $184,000                $-          $184,000
---------------------------------------------------------------------------------------------------------------

================================================================================

8  | USAA TREASURY MONEY MARKET TRUST

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

November 30, 2015 (unaudited)

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Values of securities are determined by procedures and practices discussed in
    Note 1A to the financial statements.

    The cost of securities at November 30, 2015, for federal income tax purposes, was approximately the same as that reported in the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets.

o   SPECIFIC NOTES

    (a) Securities offered at a discount to face value rather than at a stated coupon rate. Rates represent the discount rates at purchase date.

    (b) U.S. Treasury inflation-indexed notes - designed to provide a real rate of return after being adjusted over time to reflect the impact of inflation. Their principal value periodically adjusts to the rate of inflation. They trade at the prevailing real, or after-inflation, interest rates. The U.S. Treasury guarantees repayment of these securities of at least their face value in the event of sustained deflation or a drop in prices.

    (c) Rates for U.S. Treasury notes or bonds represent the stated coupon payment rate at time of issuance.

See accompanying notes to financial statements.

================================================================================

                                          NOTES TO PORTFOLIO OF INVESTMENTS |  9

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

November 30, 2015 (unaudited)

--------------------------------------------------------------------------------

ASSETS
   Investments in securities (amortized cost approximates market value)                    $ 10,000
   Investments in repurchase agreements (cost approximates market value)                    174,000
   Cash                                                                                         748
   Receivables:
       Capital shares sold                                                                      405
       USAA Asset Management Company (Note 4C)                                                    7
                                                                                           --------
          Total assets                                                                      185,160
                                                                                           --------
LIABILITIES
   Payables:
       Capital shares redeemed                                                                  571
   Accrued management fees                                                                       19
   Other accrued expenses and payables                                                           39
                                                                                           --------
          Total liabilities                                                                     629
                                                                                           --------
              Net assets applicable to capital shares outstanding                          $184,531
                                                                                           ========
NET ASSETS CONSIST OF:
   Paid-in capital                                                                         $184,533
   Undistributed net investment loss                                                             (2)
                                                                                           --------
              Net assets applicable to capital shares outstanding                          $184,531
                                                                                           ========
   Capital shares outstanding, unlimited number of shares authorized, no par value          184,533
                                                                                           ========
   Net asset value, redemption price, and offering price per share                         $   1.00
                                                                                           ========

See accompanying notes to financial statements.

================================================================================

10  | USAA TREASURY MONEY MARKET TRUST

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Six-month period ended November 30, 2015 (unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Interest income                                                        $  58
                                                                          -----
EXPENSES
   Management fees                                                           92
   Administration and servicing fees                                         74
   Transfer agent's fees                                                     70
   Custody and accounting fees                                               37
   Postage                                                                    4
   Shareholder reporting fees                                                11
   Trustees' fees                                                            13
   Registration fees                                                         21
   Professional fees                                                         49
   Other                                                                      4
                                                                          -----
          Total expenses                                                    375
   Expenses reimbursed                                                     (315)
                                                                          -----
          Net expenses                                                       60
                                                                          -----
NET INVESTMENT LOSS                                                       $  (2)
                                                                          =====

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  11

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Six-month period ended November 30, 2015 (unaudited), and year ended
May 31, 2015

--------------------------------------------------------------------------------
                                                       11/30/2015      5/31/2015
--------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income (loss)                          $     (2)      $      1
                                                         -----------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                        -             (1)
                                                         -----------------------
FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold                               95,462         43,838
   Reinvested dividends                                         -              1
   Cost of shares redeemed                                (30,583)       (52,601)
                                                         -----------------------
       Increase (decrease) in net assets from capital
           share transactions                              64,879         (8,762)
                                                         -----------------------
   Net increase (decrease) in net assets                   64,877         (8,762)

NET ASSETS
   Beginning of period                                    119,654        128,416
                                                         -----------------------
   End of period                                         $184,531       $119,654
                                                         =======================
Undistributed net investment loss:
   End of period                                         $     (2)      $      -
                                                         =======================
CHANGE IN SHARES OUTSTANDING
   Shares sold                                             95,462         43,838
   Shares issued for dividends reinvested                       -              1
   Shares redeemed                                        (30,583)       (52,601)
                                                         -----------------------
      Increase (decrease) in shares outstanding            64,879         (8,762)
                                                         =======================

See accompanying notes to financial statements.

================================================================================

12  | USAA TREASURY MONEY MARKET TRUST

================================================================================

NOTES TO FINANCIAL STATEMENTS

November 30, 2015 (unaudited)

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 54 separate funds. Additionally, the Fund qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this semiannual report pertains only to the USAA Treasury Money Market Trust (the
Fund), which is classified as diversified under the 1940 Act. The Fund provides investors maximum current income while maintaining the highest degree of safety and liquidity.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  13

================================================================================

    Asset Management Company (the Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. All securities held in the Fund are short-term debt securities which are valued pursuant to Rule 2a-7 under the 1940 Act. This method values a security at its purchase price, and thereafter, assumes a constant amortization to maturity of any premiums or discounts.

    2.  Repurchase agreements are valued at cost.

    3. Securities for which amortized cost valuations are considered unreliable or whose values have been materially affected by a significant event are valued in good faith at fair value, using methods determined by the Committee, under procedures to stabilize net assets and valuation procedures approved by the Board.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

================================================================================

14  | USAA TREASURY MONEY MARKET TRUST

================================================================================

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

C. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

D. INVESTMENTS IN SECURITIES - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Interest income is recorded daily on the accrual basis. Premiums and discounts are amortized over the life of the respective securities using the straight-line method.

E. REPURCHASE AGREEMENTS - The Fund may enter into repurchase agreements with commercial banks or recognized security dealers pursuant to the terms of a Master Repurchase Agreement. A repurchase agreement is an arrangement wherein the Fund purchases securities and the seller agrees to repurchase the securities at an agreed upon time and at an agreed upon price. The purchased securities are marked-to-market daily to ensure their value is equal to or in excess of the purchase price plus accrued interest and are held by the Fund, either through its regular custodian or through a special "tri-party" custodian that maintains separate accounts for both the Fund and its counterparty, until maturity of the repurchase agreement. Master Repurchase Agreements typically contain netting provisions, which provide for the net settlement of all transactions and collateral with the Fund through a single payment in the event of default or termination. Repurchase agreements are subject to credit risk, and the Fund's Manager monitors the creditworthiness of sellers with which the Fund may enter into repurchase agreements.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  15

================================================================================

    Investments in repurchase agreements as presented on the Portfolio of Investments are not net settlement amounts but gross. At November 30, 2015, the value of the related collateral exceeded the value of the repurchase agreements, reducing the net settlement amount to zero. Details on the collateral are included on the Portfolio of Investments.

F. SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS - Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments.

G. EXPENSES PAID INDIRECTLY - Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the six-month period ended November 30, 2015, there were no custodian and other bank credits.

H. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

I. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

================================================================================

16  | USAA TREASURY MONEY MARKET TRUST

================================================================================

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR).

The USAA Funds that are party to the loan agreement are assessed facility fees by CAPCO in the amount of 9.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2015, the maximum annual facility fee was 7.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the USAA Funds based on their respective average net assets for the period.

The USAA Funds may request an optional increase of the committed loan agreement up to $750 million. If the USAA Funds increase the committed loan agreement above the $500 million, the assessed facility fee by CAPCO will be increased to
10.0 basis points.

For the six-month period ended November 30, 2015, the Fund paid CAPCO facility fees of less than $500, which represents 0.2% of the total fees paid to CAPCO by the USAA Funds. The Fund had no borrowings under this agreement during the six-month period ended November 30, 2015.

(3) DISTRIBUTIONS

The tax basis of distributions and any accumulated undistributed net investment income will be determined based upon the Fund's tax year-end of May 31, 2016, in accordance with applicable tax law.

Net investment income is accrued daily as dividends and distributed to shareholders monthly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

At May 31, 2015, the Fund had no capital loss carryforwards, for federal income tax purposes.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  17

================================================================================

For the six-month period ended November 30, 2015, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax positions to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund, and for directly managing the day-to-day investment of the Fund's assets, subject to the authority of and supervision by the Board.

    The Fund's investment management fee is accrued daily and paid monthly at an annualized rate of 0.125% of the Fund's average net assets. For the six-month period ended November 30, 2015, the Fund incurred management fees, paid or payable to the Manager, of $92,000.

B. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.10% of the Fund's average net assets. For the six-month period ended November 30, 2015, the Fund incurred administration and servicing fees, paid or payable to the Manager, of $74,000.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the six-month period ended November 30, 2015, the Fund reimbursed the Manager $2,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

C. EXPENSE LIMITATION - The Manager has voluntarily agreed, on a temporary basis, to reimburse management, administrative, or other fees

================================================================================

18  | USAA TREASURY MONEY MARKET TRUST

================================================================================

    to limit the Fund's expenses and attempt to prevent a negative yield. The Manager can modify or terminate this arrangement at any time without prior notice to shareholders. For the six-month period ended November 30, 2015, the Fund incurred reimbursable expenses of $315,000, of which $7,000 was receivable from the Manager.

D. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $25.50 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. For the six-month period ended November 30, 2015, the Fund incurred transfer agent's fees, paid or payable to SAS, of $70,000.

E. UNDERWRITING SERVICES - USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no commissions or fees for this service.

(5) TRANSACTIONS WITH AFFILIATES

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  19

================================================================================

(6) FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout each period is as follows:

                            SIX-MONTH
                           PERIOD ENDED
                           NOVEMBER 30,                        YEAR ENDED MAY 31,
                           ------------------------------------------------------------------------------
                               2015          2015          2014          2013          2012          2011
                           ------------------------------------------------------------------------------
Net asset value at
  beginning of period      $   1.00      $   1.00      $   1.00      $   1.00      $   1.00      $   1.00
                           ------------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment
    income (loss)(a)           (.00)          .00           .00           .00           .00           .00
Less distributions from:
  Net investment income(a)     (.00)         (.00)         (.00)         (.00)         (.00)         (.00)
                           ------------------------------------------------------------------------------
Net asset value at
  end of period            $   1.00      $   1.00      $   1.00      $   1.00      $   1.00      $   1.00
                           ==============================================================================
Total return (%)*(b),(e)        .00           .00           .00           .00           .00           .00
Net assets at end
  of period (000)          $184,531      $119,654      $128,416      $141,474      $150,266      $159,194
Ratios to average
  net assets:**
  Expenses (%)(b),(c)           .08(d)        .06           .04           .15           .08           .16
  Expenses, excluding
    reimbursements (%)(c)       .51(d)        .52           .48           .49           .48           .48
  Net investment
    income (loss) (%)(e)       (.00)(d)       .00           .00           .00           .00           .00

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the
    Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the six-month period ended November 30, 2015, average net assets were
    $147,672,000.
(a) Represents less than $0.01 per share.
(b) Effective December 1, 2008, the Manager has voluntarily agreed, on a temporary basis, to reimburse management, administrative, or other fees to limit the Fund's expenses and attempt to prevent a negative yield.
(c) Reflects total annual operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios as follows:
                                  -             -          (.00%)(+)     (.00%)(+)     (.00%)(+)     (.00%)(+)
    (+) Represents less than 0.01% of average net assets.
(d) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(e) Represents less than 0.01%.

================================================================================

20  | USAA TREASURY MONEY MARKET TRUST

================================================================================

EXPENSE EXAMPLE

November 30, 2015 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of June 1, 2015, through November 30, 2015.

ACTUAL EXPENSES

The line labeled "actual" in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to

================================================================================

                                                           EXPENSE EXAMPLE |  21

================================================================================

compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                            EXPENSES PAID
                                    BEGINNING             ENDING            DURING PERIOD*
                                  ACCOUNT VALUE       ACCOUNT VALUE         JUNE 1, 2015 -
                                  JUNE 1, 2015      NOVEMBER 30, 2015     NOVEMBER 30, 2015
                                 -----------------------------------------------------------
Actual                             $1,000.00            $1,000.00               $0.40

Hypothetical
  (5% return before expenses)       1,000.00             1,024.60                0.40

*Expenses are equal to the Fund's annualized expense ratio of 0.08%, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/366 days (to reflect the one-half-year period). The Fund's actual ending account value is based on its actual total return of less than 0.01% for the six-month period of June 1, 2015, through November 30, 2015.

================================================================================

22  | USAA TREASURY MONEY MARKET TRUST

================================================================================
TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select your mutual fund
AT USAA.COM                          account and either click the link or
                                     select 'I want to...' and select
OR CALL                              the desired action.
(800) 531-USAA (8722)
(210) 531-8722
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

                                                                  --------------
      USAA                                                           PRSRT STD
      9800 Fredericksburg Road                                     U.S. Postage
      San Antonio, TX 78288                                            PAID
                                                                       USAA
                                                                  --------------

>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

  [LOGO OF USAA]
       USAA      We know what it means to serve.(R)

   =============================================================================
   23416-0116                                (C)2016, USAA. All rights reserved.

 [LOGO OF USAA]
   USAA(R)

                                             [GRAPHIC OF USAA WORLD GROWTH FUND]

 ==============================================================

       SEMIANNUAL REPORT
       USAA WORLD GROWTH FUND
       FUND SHARES o INSTITUTIONAL SHARES o ADVISER SHARES
       NOVEMBER 30, 2015

 ==============================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"A NEW YEAR IS A GREAT TIME TO REEVALUATE YOUR
INVESTMENT PLAN TO HELP ENSURE YOU ARE STAYING      [PHOTO OF BROOKS ENGLEHARDT]
ON TRACK TOWARD YOUR FINANCIAL GOALS."

--------------------------------------------------------------------------------

JANUARY 2016

The financial markets were volatile during the reporting period ended November 30, 2015, but U.S. stocks, the broad U.S. fixed-income market, and longer-term U.S. Treasury securities had experienced minimal change when the reporting period came to an end. Emerging markets stocks, in contrast, generally suffered losses, while stocks in non-U.S. developed markets also declined, though to a lesser extent.

When the reporting period began in June 2015, Greece was once again in the headlines, as the country's debt problems reemerged and investors speculated about the future of the European Union. During July 2015, market turbulence increased. Worries about China's slow economic growth triggered a steep decline in the Chinese equity market, with many other emerging stock markets falling in a similar fashion. In response, the Chinese authorities surprised many investors by devaluing its currency, which added to investors' existing concerns about the health of the global economy. The result was a broad sell-off in riskier asset classes and a flight to the perceived safety of U.S. Treasury securities.

Meanwhile, a divergence in global economic growth was reflected in the monetary policies being pursued by the world's central banks. Persistent economic weakness outside the United States led many central banks to cut interest rates and boost quantitative easing, resulting in low--and even negative--global interest rates. At the same time, the U.S. economy continued to grow, albeit slowly, and the Federal Reserve (the Fed) strongly signaled that it would begin to raise interest rates for the first time in seven years. As a result, shorter-term U.S. Treasury yields rose during the reporting period, while longer-term U.S. Treasury yields edged up slightly. On December 16, 2015, the Fed raised the target range for the federal funds rate from 0.25% to 0.50%. At USAA Investments, we believe it is less important when the first interest rate increase occurs than how quickly the Fed affects interest rates. We have long believed Fed policymakers are unlikely to raise interest rates rapidly because they will not want to jeopardize the U.S. economy. In addition, there appears to be no pressing reason, such as a higher rate of inflation, for them

================================================================================

================================================================================

to do so. Therefore, the modest interest rate increase in December 2015 is consistent with our outlook.

Also of note during the reporting period was the steady decline in commodities prices. What caused the drop in oil, natural gas, coal, and industrial metals prices? In our opinion, there was no single reason. Certainly, the divergence in global economic growth and central bank monetary policy created uncertainty in the world's commodities markets. But softening global demand and, in the case of energy, an increase in supply were also key factors. In addition, commodities are generally priced in U.S. dollars and the appreciation of the U.S. dollar during the reporting period dampened prices.

A new year is a great time to reevaluate your investment plan to help ensure you are staying on track toward your financial goals. Investors also may want to consider making a 2016 IRA contribution. The sooner investors invest their money, the sooner it can start working for them. For assistance, please feel free to give our financial advisors a call.

Looking ahead, we expect to see continued volatility--at least in the near term--in the financial markets. It's been several years since we've seen this kind of market turbulence, so the events of the reporting period are a helpful reminder that volatility is to be expected from time to time and is normal market behavior. Long-term investors should strive to make decisions based on their long-term objectives, time horizon, and risk tolerance, rather than in response to market turmoil.

On behalf of all of us at USAA Investments, we wish you a happy, healthy, and prosperous year in 2016. Thank you for your continued investment in our family of mutual funds.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. o As interest rates rise, bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened.
o Investments in foreign securities are subject to additional and more diverse risks, including but not limited to currency fluctuations, market illiquidity, and political and economic instability. Foreign investing may result in more rapid and extreme changes in value than investments made exclusively in the securities of U.S. companies. There may be less publicly available information relating to foreign companies than those in the U.S. Foreign securities may also be subject to foreign taxes. Investments made in emerging market countries may be particularly volatile. Economies of emerging market countries are generally less diverse and mature than more developed countries and may have less stable political systems. o Investments provided by USAA Investment Management Company and USAA Financial Advisors Inc., both registered broker dealers, and affiliates.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

FUND OBJECTIVE                                                               1

MANAGERS' COMMENTARY                                                         2

INVESTMENT OVERVIEW                                                          5

FINANCIAL INFORMATION

    Portfolio of Investments                                                13

    Notes to Portfolio of Investments                                       20

    Financial Statements                                                    22

    Notes to Financial Statements                                           26

EXPENSE EXAMPLE                                                             42

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2016, USAA. All rights reserved.

200998-0116

================================================================================

================================================================================

FUND OBJECTIVE

THE USAA WORLD GROWTH FUND (THE FUND) SEEKS CAPITAL APPRECIATION.

--------------------------------------------------------------------------------

TYPES OF INVESTMENTS

The Fund's principal investment strategy is to invest its assets primarily in equity securities of both foreign (including emerging markets) and domestic issuers. The "equity securities" in which the Fund principally invests are common stocks, depositary receipts, preferred stocks, securities convertible into common stocks, and securities that carry the right to buy common stocks, including rights and warrants.

While the Fund may invest in companies of any size, it generally focuses on companies with large market capitalizations. The Fund may invest a large percentage of its assets in securities of issuers in a single country, a small number of countries, or a particular geographic region. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their financial condition, market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer's earnings, cash flows, competitive position, and management ability. Quantitative models that systematically evaluate an issuer's valuation, price and earnings momentum, earnings quality, and other factors also may be considered.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's set rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

                                                             FUND OBJECTIVE |  1

================================================================================

MANAGERS' COMMENTARY ON THE FUND

--------------------------------------------------------------------------------
[PHOTO OF DAVID R. MANNHEIM]           [PHOTO OF ROGER MORLEY]
DAVID R. MANNHEIM                      ROGER MORLEY
MFS                                    MFS
Investment Management                  Investment Management
--------------------------------------------------------------------------------

o   PLEASE REVIEW MARKET CONDITIONS OVER DURING THE REPORTING PERIOD.

    The reporting period ended November 30, 2015, was dominated by speculation over both Federal Reserve (the Fed) policy and China's growth outlook, against a continued backdrop of elevated geopolitical uncertainty. The Fed has appeared on the verge of an interest rate increase for several quarters, but was given pause by a deterioration in economic conditions globally that has been reflected in unprecedented actions by central banks in Europe and Japan to jump start their economies. Concerns continued to mount over the ability of China to maintain acceptable growth levels as it transitions to a more balanced economic model. In August 2015, the Chinese government devalued its currency, the renminbi, leading to fears of a potential global currency war. Oil and other commodities continued their decline over the reporting period, putting further pressure on the financial stability of a number of emerging markets. On the geopolitical front, Syria was added to Ukraine as a focal point for tensions between Russia and the U.S.-led NATO alliance.

    As the reporting period drew to a close, markets began to prepare for the Fed's initial interest rate hike on the back of a strengthening U.S. employment picture. While U.S. stocks in aggregate managed to finish the reporting period around where they started, the same was not true with respect to overseas markets, which closed notably lower.

================================================================================

2  | USAA WORLD GROWTH FUND

================================================================================

o HOW DID THE USAA WORLD GROWTH FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

    The Fund has three share classes: Fund Shares, Institutional Shares, and Adviser Shares. For the reporting period ended November 30, 2015, the Fund Shares and Adviser Shares had a total return of -3.56% and -3.68%, respectively. This compares to returns of -4.52% for the Lipper Global Funds Index and -3.97% for the MSCI World Index (Index). The Institutional Shares commenced operation on August 7, 2015 and from that time through November 30, 2015, had a total return of -3.99%.

    USAA Asset Management Company (the Manager) is the Fund's investment adviser. As the investment adviser, the Manager employs dedicated resources to support the research, selection, and monitoring of the Fund's subadvisers. MFS Investment Management (MFS) is the subadviser to the Fund. The subadviser provides day-to-day discretionary management for the Fund's assets.

o   WHAT FACTORS DROVE THE FUND'S PERFORMANCE RELATIVE TO THE INDEX?

    During the reporting period, strong stock selection in the basic materials sector contributed to relative performance primarily due to the Fund's lack of exposure to poor-performing metals and mining stocks. However, none of the Fund's holdings within this sector were among the largest individual contributors during the reporting period. An overweight position in the consumer staples sector also contributed to relative performance. Within the consumer staples sector, overweight positions in household products manufacturer Reckitt Benckiser Group plc (United Kingdom), brewer Heineken N.V. (Netherlands), pulp and paper manufacturer and consumer goods company Svenska Cellulosa AB "B" (Sweden), food manufacturer Kellogg Co. and global spirits company Diageo plc (United Kingdom) helped relative returns. Strong stock selection in the health care sector also

    Refer to page 6 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

    You will find a complete list of securities that the Fund owns on pages 13-19.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

    added to relative performance, particularly an overweight position in health sciences instruments maker Thermo Fisher Scientific, Inc. Elsewhere, the Fund's overweight positions in management consulting firm Accenture plc "A", global payments technology firm Visa, Inc. "A", automotive replacement parts distributor AutoZone, Inc. and media company Walt Disney Co. helped relative results.

    Conversely, weak stock selection in the consumer discretionary sector detracted from relative performance, in particular a lack of holdings in internet retailer Amazon.com, Inc. The Fund's underweight position in the technology sector further detracted from relative returns. Within the technology sector, the Fund's lack of holdings in the company Alphabet Inc. (formerly known as Google), software giant Microsoft Corporation and social networking service provider Facebook, Inc. weighed on relative results, as all three stocks significantly outpaced the market during the reporting period. Stock selection in the industrial goods and services sector also hindered relative performance. Here, overweight positions in building systems and aerospace products and services provider United Technologies Corp. and electrical distribution equipment manufacturer Schneider Electric SE (France) negatively impacted relative returns. In other areas of the market, overweight positions in media company Time Warner Cable, Inc., banking group Standard Chartered plc (United Kingdom), apparel retailer Urban Outfitters, Inc. and investment management firm Franklin Resources, Inc. also hindered relative returns. Finally, while all of MFS' investment decisions are driven by individual company fundamentals, the Fund's currency exposures during the reporting period detracted from relative performance.

    MFS has maintained a focus on company fundamentals and valuations rather than macroeconomic forecasts, taking advantage of relative valuation shifts in the market. Through a focus on reasonably valued companies with sustainable, above-average growth prospects, MFS believes that the Fund remains well positioned to outperform the market through a wide range of economic, market and currency environments.

    Thank you for your investment in the Fund.

    FOREIGN INVESTING IS SUBJECT TO ADDITIONAL RISKS, SUCH AS CURRENCY FLUCTUATIONS, MARKET ILLIQUIDITY, AND POLITICAL INSTABILITY.

================================================================================

4  | USAA WORLD GROWTH FUND

================================================================================

INVESTMENT OVERVIEW

USAA WORLD GROWTH FUND SHARES (FUND SHARES)
(Ticker Symbol: USAWX)


--------------------------------------------------------------------------------
                                            11/30/15               5/31/15
--------------------------------------------------------------------------------

Net Assets                                $1.2 Billion           $1.2 Billion
Net Asset Value Per Share                    $27.67                 $28.69


--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 11/30/15
--------------------------------------------------------------------------------
   5/31/15-11/30/15*           1 YEAR         5 YEARS                10 YEARS

       -3.56%                  -0.31%          11.16%                  7.93%


--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/15
--------------------------------------------------------------------------------
   1 YEAR                                5 YEARS                     10 YEARS

   -1.62%                                 9.00%                        7.32%


--------------------------------------------------------------------------------
                          EXPENSE RATIO AS OF 5/31/15**
--------------------------------------------------------------------------------

                                      1.17%


THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Total returns for periods of less than one year are not annualized. This return is cumulative.

**The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated October 1, 2015, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

================================================================================

                                                        INVESTMENT OVERVIEW |  5

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                    USAA WORLD GROWTH         MSCI WORLD           LIPPER GLOBAL
                      FUND SHARES               INDEX               FUNDS INDEX
11/30/05              $10,000.00              $10,000.00            $10,000.00
12/31/05               10,273.87               10,221.55             10,310.96
01/31/06               10,740.60               10,677.97             10,840.88
02/28/06               10,769.41               10,662.08             10,765.06
03/31/06               11,005.66               10,896.52             11,040.58
04/30/06               11,357.15               11,227.35             11,342.48
05/31/06               11,126.67               10,843.84             10,922.81
06/30/06               11,201.57               10,840.66             10,899.00
07/31/06               11,374.44               10,908.31             10,900.79
08/31/06               11,691.35               11,191.46             11,187.28
09/30/06               11,887.27               11,324.90             11,340.47
10/31/06               12,204.18               11,740.56             11,703.18
11/30/06               12,503.81               12,028.06             12,037.84
12/31/06               12,735.26               12,272.61             12,300.61
01/31/07               12,990.47               12,417.49             12,490.26
02/28/07               12,843.73               12,352.87             12,364.30
03/31/07               12,984.09               12,579.00             12,613.08
04/30/07               13,532.81               13,133.75             13,095.41
05/31/07               13,762.50               13,501.75             13,499.85
06/30/07               13,698.70               13,397.61             13,480.22
07/31/07               13,411.58               13,100.90             13,207.51
08/31/07               13,488.15               13,090.96             13,185.28
09/30/07               14,030.48               13,713.51             13,722.86
10/31/07               14,362.26               14,134.12             14,190.59
11/30/07               14,107.04               13,556.38             13,566.05
12/31/07               13,921.66               13,381.48             13,441.54
01/31/08               12,962.02               12,358.88             12,493.58
02/29/08               12,982.58               12,287.35             12,382.09
03/31/08               13,181.36               12,169.57             12,304.70
04/30/08               13,585.78               12,809.18             12,843.40
05/31/08               13,805.13               13,004.50             13,020.98
06/30/08               12,639.85               11,967.30             11,944.17
07/31/08               12,461.63               11,674.88             11,665.75
08/31/08               12,310.83               11,510.89             11,537.48
09/30/08               11,234.66               10,141.81             10,317.70
10/31/08                9,418.20                8,218.91              8,463.73
11/30/08                8,760.16                7,686.91              7,896.43
12/31/08                9,188.51                7,933.54              8,229.55
01/31/09                8,273.95                7,238.51              7,613.17
02/28/09                7,473.70                6,497.58              6,964.73
03/31/09                8,088.18                6,987.56              7,426.95
04/30/09                8,866.99                7,771.42              8,126.95
05/31/09                9,610.07                8,475.56              8,861.13
06/30/09                9,638.65                8,437.32              8,843.62
07/31/09               10,581.79                9,151.93              9,582.09
08/31/09               10,910.47                9,529.50              9,963.01
09/30/09               11,432.05                9,909.33             10,326.71
10/31/09               11,217.70                9,733.03             10,114.13
11/30/09               11,782.16               10,130.75             10,507.67
12/31/09               12,070.41               10,312.67             10,785.83
01/31/10               11,560.59                9,886.43             10,376.49
02/28/10               11,711.38               10,025.80             10,521.09
03/31/10               12,431.58               10,646.70             11,135.41
04/30/10               12,402.79               10,648.20             11,178.41
05/31/10               11,143.07                9,632.31             10,142.11
06/30/10               10,876.74                9,298.11              9,838.98
07/31/10               11,790.93               10,051.94             10,618.28
08/31/10               11,265.45                9,676.65             10,211.04
09/30/10               12,402.79               10,578.95             11,211.43
10/31/10               12,935.47               10,973.29             11,660.12
11/30/10               12,633.14               10,736.38             11,424.67
12/31/10               13,541.24               11,525.78             12,229.94
01/31/11               13,635.37               11,786.17             12,403.22
02/28/11               14,062.61               12,198.83             12,800.24
03/31/11               14,004.68               12,078.53             12,826.19
04/30/11               14,895.36               12,591.66             13,306.28
05/31/11               14,779.50               12,330.44             13,019.77
06/30/11               14,583.98               12,135.38             12,772.39
07/31/11               14,265.37               11,915.34             12,483.66
08/31/11               13,193.65               11,075.81             11,480.37
09/30/11               11,955.39               10,119.19             10,301.26
10/31/11               13,345.72               11,165.89             11,374.43
11/30/11               13,142.96               10,893.27             11,170.81
12/31/11               12,952.32               10,887.21             11,011.99
01/31/12               13,668.65               11,433.57             11,714.59
02/29/12               14,392.28               11,992.08             12,295.89
03/31/12               14,808.92               12,146.26             12,375.98
04/30/12               14,691.97               12,008.33             12,158.03
05/31/12               13,456.67               10,971.72             11,072.06
06/30/12               14,026.81               11,530.79             11,564.93
07/31/12               14,246.09               11,679.02             11,726.05
08/31/12               14,699.28               11,975.11             11,931.39
09/30/12               15,064.75               12,304.10             12,237.25
10/31/12               15,086.68               12,220.96             12,227.23
11/30/12               15,547.17               12,377.45             12,365.22
12/31/12               15,984.38               12,610.22             12,764.00
01/31/13               16,892.08               13,252.58             13,397.12
02/28/13               17,039.67               13,274.46             13,369.11
03/31/13               17,401.27               13,586.38             13,673.47
04/30/13               17,652.18               14,013.21             14,062.61
05/31/13               17,888.33               14,018.50             14,153.36
06/30/13               17,460.31               13,673.08             13,841.60
07/31/13               18,463.95               14,392.91             14,541.15
08/31/13               17,925.23               14,086.56             14,236.75
09/30/13               18,906.73               14,791.07             14,950.84
10/31/13               19,497.10               15,370.04             15,473.21
11/30/13               19,902.98               15,643.19             15,762.03
12/31/13               20,418.20               15,974.19             16,047.16
01/31/14               19,436.19               15,382.54             15,504.49
02/28/14               20,607.05               16,152.60             16,261.92
03/31/14               20,531.51               16,175.98             16,327.23
04/30/14               20,659.92               16,341.73             16,406.06
05/31/14               21,150.93               16,663.25             16,737.28
06/30/14               21,354.88               16,961.34             17,027.70
07/31/14               20,735.46               16,690.44             16,663.87
08/31/14               21,098.05               17,058.21             17,045.04
09/30/14               20,531.51               16,595.45             16,524.62
10/31/14               20,780.79               16,702.81             16,635.34
11/30/14               21,505.96               17,037.54             16,959.08
12/31/14               21,176.54               16,762.81             16,666.62
01/31/15               20,843.36               16,459.07             16,456.01
02/28/15               22,021.12               17,423.39             17,364.24
03/31/15               21,819.66               17,150.65             17,176.18
04/30/15               22,098.61               17,552.88             17,528.61
05/31/15               22,230.33               17,613.35             17,627.76
06/30/15               21,765.42               17,203.79             17,264.02
07/31/15               22,269.07               17,512.60             17,444.51
08/31/15               20,657.39               16,353.71             16,311.67
09/30/15               20,084.01               15,750.52             15,707.71
10/31/15               21,618.20               16,998.65             16,831.12
11/30/15               21,439.99               16,914.07             16,830.36

                                  [END CHART]

                     Data from 11/30/05 through 11/30/15.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA World Growth Fund Shares to the following benchmarks:

o The unmanaged MSCI World Index reflects the movements of world stock markets by representing a broad selection of domestically listed companies within each market.

o The unmanaged Lipper Global Funds Index tracks the total return performance of the 30 largest funds within the Lipper Global Funds category.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Global Funds Index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

6  | USAA WORLD GROWTH FUND

================================================================================

USAA WORLD GROWTH FUND INSTITUTIONAL SHARES* (INSTITUTIONAL SHARES) (Ticker Symbol: UIWGX)


--------------------------------------------------------------------------------
                                                                     11/30/15
--------------------------------------------------------------------------------

Net Assets                                                         $4.8 Million
Net Asset Value Per Share                                             $27.68


--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURN AS OF 11/30/15
--------------------------------------------------------------------------------
                            SINCE INCEPTION 8/07/15**

                                      -3.99%


--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/15
--------------------------------------------------------------------------------
                            SINCE INCEPTION 8/07/15**

                                      -6.71%


--------------------------------------------------------------------------------
                                 EXPENSE RATIOS***
--------------------------------------------------------------------------------

   BEFORE REIMBURSEMENT       1.31%       AFTER REIMBURSEMENT           1.10%


THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The Institutional Shares commenced operations on August 7, 2015.

**Total returns for periods of less than one year are not annualized. This return is cumulative.

***The expense ratios are reported in the Fund's prospectus dated October 1, 2015, and are based on estimated expenses for the current fiscal year. USAA Asset Management Company (the Manager) has agreed, through October 1, 2016, to make payments or waive management, administration, and other fees so that the total annual operating expenses of the Institutional Shares (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 1.10% of the Institutional Shares' average net assets. If the total annual operating expense ratio of the Institutional Shares is lower than 1.10%, the Institutional Shares will operate at that lower expense ratio. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund's Board of Trustees and may be changed or terminated by the Manager at any time after October 1, 2016. These estimated expense ratios may differ from the expense ratios disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds).

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                     MSCI WORLD            LIPPER GLOBAL         USAA WORLD GROWTH FUND
                       INDEX                FUNDS INDEX           INSTITUTIONAL SHARES
07/31/15            $10,000.00              $10,000.00                 $10,000.00
08/31/15              9,338.25                9,350.60                   9,247.31
09/30/15              8,993.82                9,004.38                   8,994.10
10/31/15              9,706.53                9,648.38                   9,677.42
11/30/15              9,658.23                9,647.94                   9,601.11

                                   [END CHART]

                      Data from 7/31/15 through 11/30/15.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA World Growth Fund Institutional Shares to the Fund's benchmarks listed above (see page 6 for benchmark definitions).

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Global Funds Index reflects the fees and expenses of the underlying funds included in the index.

*The performance of the MSCI World Index and the Lipper Global Funds Index is calculated from the end of the month, July 31, 2015, while the Institutional Shares' inception date is August 7, 2015. There may be a slight variation of performance numbers because of this difference.

================================================================================

8  | USAA WORLD GROWTH FUND

================================================================================

USAA WORLD GROWTH FUND ADVISER SHARES
(ADVISER SHARES) (Ticker Symbol: USWGX)


--------------------------------------------------------------------------------
                                             11/30/15               5/31/15
--------------------------------------------------------------------------------

Net Assets                                $17.3 Million          $26.8 Million
Net Asset Value Per Share                    $27.50                 $28.55


--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 11/30/15
--------------------------------------------------------------------------------
   5/31/15-11/30/15*         1 YEAR        5 YEAR       SINCE INCEPTION 8/01/10

        -3.68%               -0.54%         10.86%               11.06%


--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/15
--------------------------------------------------------------------------------
   1 YEAR                      5 YEAR                   SINCE INCEPTION 8/01/10

   -1.87%                       8.72%                           10.29%


--------------------------------------------------------------------------------
                          EXPENSE RATIO AS OF 5/31/15**
--------------------------------------------------------------------------------

                                       1.38%


THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Total returns for periods of less than one year are not annualized. This return is cumulative.

**The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated October 1, 2015, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

              USAA WORLD GROWTH FUND        MSCI WORLD            LIPPER GLOBAL
                 ADVISER SHARES               INDEX                FUNDS INDEX
07/31/10           $10,000.00               $10,000.00             $10,000.00
08/31/10             9,321.02                 9,626.65               9,616.47
09/30/10            10,256.10                10,524.29              10,558.61
10/31/10            10,696.84                10,916.59              10,981.18
11/30/10            10,446.69                10,680.91              10,759.44
12/31/10            11,190.54                11,466.23              11,517.82
01/31/11            11,262.39                11,725.27              11,681.02
02/28/11            11,615.65                12,135.80              12,054.91
03/31/11            11,567.75                12,016.12              12,079.35
04/30/11            12,298.22                12,526.60              12,531.49
05/31/11            12,196.43                12,266.73              12,261.66
06/30/11            12,028.78                12,072.67              12,028.69
07/31/11            11,765.33                11,853.77              11,756.77
08/31/11            10,879.19                11,018.59              10,811.90
09/30/11             9,855.34                10,066.91               9,701.45
10/31/11            10,998.94                11,108.19              10,712.13
11/30/11            10,831.29                10,836.98              10,520.36
12/31/11            10,668.98                10,830.96              10,370.79
01/31/12            11,259.70                11,374.49              11,032.48
02/29/12            11,850.41                11,930.12              11,579.93
03/31/12            12,187.96                12,083.50              11,655.36
04/30/12            12,091.52                11,946.28              11,450.10
05/31/12            11,072.84                10,915.03              10,427.37
06/30/12            11,543.00                11,471.21              10,891.53
07/31/12            11,717.80                11,618.68              11,043.27
08/31/12            12,085.49                11,913.23              11,236.65
09/30/12            12,386.87                12,240.53              11,524.70
10/31/12            12,398.93                12,157.81              11,515.27
11/30/12            12,772.64                12,313.49              11,645.22
12/31/12            13,126.95                12,545.06              12,020.78
01/31/13            13,867.35                13,184.10              12,617.04
02/28/13            13,982.66                13,205.87              12,590.67
03/31/13            14,273.97                13,516.17              12,877.30
04/30/13            14,480.31                13,940.80              13,243.78
05/31/13            14,668.44                13,946.07              13,329.25
06/30/13            14,316.45                13,602.43              13,035.64
07/31/13            15,135.74                14,318.54              13,694.46
08/31/13            14,686.65                14,013.77              13,407.78
09/30/13            15,487.74                14,714.64              14,080.30
10/31/13            15,973.25                15,290.62              14,572.24
11/30/13            16,307.03                15,562.36              14,844.25
12/31/13            16,718.76                15,891.65              15,112.78
01/31/14            15,917.90                15,303.05              14,601.71
02/28/14            16,873.97                16,069.14              15,315.03
03/31/14            16,811.89                16,092.39              15,376.53
04/30/14            16,917.43                16,257.29              15,450.78
05/31/14            17,320.97                16,577.15              15,762.71
06/30/14            17,482.38                16,873.70              16,036.22
07/31/14            16,973.30                16,604.19              15,693.57
08/31/14            17,258.88                16,970.07              16,052.54
09/30/14            16,799.47                16,509.70              15,562.43
10/31/14            16,998.13                16,616.50              15,666.70
11/30/14            17,587.93                16,949.51              15,971.60
12/31/14            17,320.51                16,676.19              15,696.17
01/31/15            17,040.64                16,374.03              15,497.82
02/28/15            18,001.12                17,333.36              16,353.16
03/31/15            17,829.38                17,062.03              16,176.06
04/30/15            18,058.37                17,462.18              16,507.96
05/31/15            18,160.15                17,522.33              16,601.34
06/30/15            17,778.49                17,114.90              16,258.78
07/31/15            18,185.58                17,422.11              16,428.76
08/31/15            16,862.53                16,269.21              15,361.88
09/30/15            16,391.83                15,669.13              14,793.08
10/31/15            17,638.55                16,910.82              15,851.08
11/30/15            17,492.26                16,826.67              15,850.37

                                   [END CHART]

                      Data from 7/31/10 through 11/30/15.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA World Growth Fund Adviser Shares to the Fund's benchmarks listed above (see page 6 for benchmark definitions).

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Global Funds Index reflects the fees and expenses of the underlying funds included in the index.

*The performance of the MSCI World Index and Lipper Global Funds Index is calculated from the end of the month of July 31, 2010, while the inception date of the Adviser Shares is August 1, 2010. There may be a slight variation of performance numbers because of this difference.

================================================================================

10  | USAA WORLD GROWTH FUND

================================================================================

                        o TOP 10 INDUSTRIES - 11/30/15 o
                                (% of Net Assets)

Health Care Equipment .................................................... 6.7%
Packaged Foods & Meat .................................................... 5.9%
Asset Management & Custody Banks ......................................... 5.7%
Household Products ....................................................... 5.3%
Movies & Entertainment ................................................... 5.3%
Aerospace & Defense ...................................................... 4.7%
Pharmaceuticals .......................................................... 4.7%
Life Sciences Tools & Services ........................................... 3.7%
Distillers & Vintners .................................................... 3.5%
Apparel, Accessories & Luxury Goods ...................................... 3.4%

                      o TOP 10 EQUITY HOLDINGS - 11/30/15 o
                                (% of Net Assets)

Thermo Fisher Scientific, Inc. ........................................... 2.7%
Walt Disney Co. .......................................................... 2.7%
Nestle S.A. .............................................................. 2.6%
Accenture plc "A" ........................................................ 2.5%
Honeywell International, Inc. ............................................ 2.5%
Reckitt Benckiser Group plc .............................................. 2.4%
Time Warner, Inc. ........................................................ 2.4%
Visa, Inc. "A" ........................................................... 2.3%
State Street Corp. ....................................................... 2.2%
Bayer AG ................................................................. 2.2%

You will find a complete list of securities that the Fund owns on pages 13-19.

================================================================================

                                                       INVESTMENT OVERVIEW |  11

================================================================================

                        o COUNTRY ALLOCATION - 11/30/15 o

                        [PIE CHART OF COUNTRY ALLOCATION]

UNITED STATES                                                              54.6%
UNITED KINGDOM                                                             10.5%
SWITZERLAND                                                                 8.3%
FRANCE                                                                      7.7%
GERMANY                                                                     6.3%
OTHER*                                                                     12.2%

                                   [END CHART]

* Includes countries that represent less than 3% of portfolio, and money market instruments.

Percentages are of the net assets of the Fund and may not equal 100%.

================================================================================

12  | USAA WORLD GROWTH FUND

================================================================================

PORTFOLIO OF INVESTMENTS

November 30, 2015 (unaudited)

--------------------------------------------------------------------------------------------
                                                                                      MARKET
NUMBER                                                                                 VALUE
OF SHARES     SECURITY                                                                 (000)
--------------------------------------------------------------------------------------------
              COMMON STOCKS (99.2%)

              CONSUMER DISCRETIONARY (18.7%)
              ------------------------------
              ADVERTISING (2.5%)
   153,492    Omnicom Group, Inc.                                                 $   11,346
   788,543    WPP plc(a)                                                              18,230
                                                                                  ----------
                                                                                      29,576
                                                                                  ----------
              APPAREL RETAIL (0.5%)
   267,858    Urban Outfitters, Inc.*                                                  6,000
                                                                                  ----------
              APPAREL, ACCESSORIES & LUXURY GOODS (3.4%)
   358,321    Burberry Group plc(a)                                                    6,715
   147,757    Compagnie Financiere Richemont S.A.(a)                                  11,033
     6,031    Hermes International(a)                                                  2,122
   123,639    LVMH Moet Hennessy Louis Vuitton SE(a)                                  20,716
                                                                                  ----------
                                                                                      40,586
                                                                                  ----------
              AUTO PARTS & EQUIPMENT (0.8%)
   107,258    Delphi Automotive plc                                                    9,426
                                                                                  ----------
              AUTOMOTIVE RETAIL (0.9%)
    12,888    AutoZone, Inc.*                                                         10,101
                                                                                  ----------
              CABLE & SATELLITE (2.1%)
   706,688    Sky plc(a)                                                              11,772
    70,608    Time Warner Cable, Inc.                                                 13,046
                                                                                  ----------
                                                                                      24,818
                                                                                  ----------
              CASINOS & GAMING (0.6%)
   601,600    Sands China Ltd.(a)                                                      2,022
   635,669    William Hill plc(a)                                                      3,424
    24,478    Wynn Resorts Ltd.                                                        1,536
                                                                                  ----------
                                                                                       6,982
                                                                                  ----------
              MOTORCYCLE MANUFACTURERS (0.2%)
    35,384    Harley-Davidson, Inc.                                                    1,731
                                                                                  ----------
              MOVIES & ENTERTAINMENT (5.3%)
   407,092    Time Warner, Inc.                                                       28,488

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  13

================================================================================

--------------------------------------------------------------------------------------------
                                                                                      MARKET
NUMBER                                                                                 VALUE
OF SHARES     SECURITY                                                                 (000)
--------------------------------------------------------------------------------------------
    51,687    Viacom, Inc. "B"                                                    $    2,574
   274,944    Walt Disney Co.                                                         31,198
                                                                                  ----------
                                                                                      62,260
                                                                                  ----------
              RESTAURANTS (1.8%)
   842,926    Compass Group plc(a)                                                    14,650
    34,160    McDonald's Corp.                                                         3,900
    40,820    Whitbread plc(a)                                                         2,796
                                                                                  ----------
                                                                                      21,346
                                                                                  ----------
              SPECIALTY STORES (0.6%)
   290,375    Sally Beauty Holdings, Inc.*                                             7,509
                                                                                  ----------
              Total Consumer Discretionary                                           220,335
                                                                                  ----------
              CONSUMER STAPLES (17.4%)
              ------------------------
              BREWERS (2.4%)
 1,065,629    Ambev S.A.                                                               5,134
   115,691    Carlsberg A/S "B"(a)                                                     9,820
   153,203    Heineken N.V.(a)                                                        13,612
                                                                                  ----------
                                                                                      28,566
                                                                                  ----------
              DISTILLERS & VINTNERS (3.5%)
   843,927    Diageo plc(a)                                                           24,226
   151,976    Pernod Ricard S.A.(a)                                                   17,281
                                                                                  ----------
                                                                                      41,507
                                                                                  ----------
              FOOD RETAIL (0.3%)
    35,400    Lawson, Inc.(a)                                                          2,691
                                                                                  ----------
              HOUSEHOLD PRODUCTS (5.3%)
   228,411    Colgate-Palmolive Co.                                                   15,002
   304,326    Reckitt Benckiser Group plc(a)                                          28,555
   653,576    Svenska Cellulosa AB "B"(a)                                             18,839
                                                                                  ----------
                                                                                      62,396
                                                                                  ----------
              PACKAGED FOODS & MEAT (5.9%)
   296,561    DANONE S.A.(a)                                                          20,756
   266,432    Kellogg Co.                                                             18,322
   415,020    Nestle S.A.(a)                                                          30,754
                                                                                  ----------
                                                                                      69,832
                                                                                  ----------
              Total Consumer Staples                                                 204,992
                                                                                  ----------
              ENERGY (1.6%)
              -------------
              OIL & GAS EQUIPMENT & SERVICES (1.3%)
   114,441    National Oilwell Varco, Inc.                                             4,273
   143,119    Schlumberger Ltd.                                                       11,042
                                                                                  ----------
                                                                                      15,315
                                                                                  ----------

================================================================================

14  | USAA WORLD GROWTH FUND

================================================================================

--------------------------------------------------------------------------------------------
                                                                                      MARKET
NUMBER                                                                                 VALUE
OF SHARES     SECURITY                                                                 (000)
--------------------------------------------------------------------------------------------
              OIL & GAS EXPLORATION & PRODUCTION (0.3%)
   399,500    INPEX Corp.(a)                                                      $    3,981
                                                                                  ----------
              Total Energy                                                            19,296
                                                                                  ----------
              FINANCIALS (12.8%)
              ------------------
              ASSET MANAGEMENT & CUSTODY BANKS (5.7%)
   494,554    Bank of New York Mellon Corp.                                           21,681
   298,338    Franklin Resources, Inc.                                                12,506
   151,496    Julius Baer Group Ltd.*(a)                                               7,234
   356,344    State Street Corp.                                                      25,864
                                                                                  ----------
                                                                                      67,285
                                                                                  ----------
              CONSUMER FINANCE (1.4%)
   233,394    American Express Co.                                                    16,720
                                                                                  ----------
              DIVERSIFIED BANKS (2.1%)
    17,705    Credicorp Ltd.                                                           1,870
   173,287    Erste Group Bank AG*(a)                                                  5,313
   782,913    Grupo Financiero Banorte S.A. "O"                                        4,198
   458,103    Itau Unibanco Holding S.A. ADR                                           3,243
   540,300    Kasikornbank PCL(a)                                                      2,559
    10,597    Komercni Banka A/S(a)                                                    2,152
   575,530    Standard Chartered plc(a)                                                4,830
                                                                                  ----------
                                                                                      24,165
                                                                                  ----------
              DIVERSIFIED CAPITAL MARKETS (1.5%)
   908,218    UBS Group AG(a)                                                         17,400
                                                                                  ----------
              INVESTMENT BANKING & BROKERAGE (1.2%)
    75,654    Goldman Sachs Group, Inc.                                               14,376
                                                                                  ----------
              REINSURANCE (0.4%)
    50,084    Swiss Re AG(a)                                                           4,765
                                                                                  ----------
              SPECIALIZED FINANCE (0.5%)
    74,651    Deutsche Boerse AG(a)                                                    6,403
                                                                                  ----------
              Total Financials                                                       151,114
                                                                                  ----------
              HEALTH CARE (17.2%)
              -------------------
              HEALTH CARE EQUIPMENT (6.7%)
   268,358    Medtronic plc                                                           20,218
    51,123    Sonova Holding AG(a)                                                     6,441
   274,922    St. Jude Medical, Inc.                                                  17,348
   181,755    Stryker Corp.                                                           17,532
   165,482    Zimmer Biomet Holdings, Inc.                                            16,715
                                                                                  ----------
                                                                                      78,254
                                                                                  ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

--------------------------------------------------------------------------------------------
                                                                                      MARKET
NUMBER                                                                                 VALUE
OF SHARES     SECURITY                                                                 (000)
--------------------------------------------------------------------------------------------
              HEALTH CARE SUPPLIES (2.1%)
    45,719    Cooper Companies, Inc.                                              $    6,686
   144,953    DENTSPLY International, Inc.                                             8,793
   238,000    Hoya Corp.(a)                                                            9,658
                                                                                  ----------
                                                                                      25,137
                                                                                  ----------
              LIFE SCIENCES TOOLS & SERVICES (3.7%)
   228,924    Thermo Fisher Scientific, Inc.                                          31,683
    92,446    Waters Corp.*                                                           12,279
                                                                                  ----------
                                                                                      43,962
                                                                                  ----------
              PHARMACEUTICALS (4.7%)
   189,580    Bayer AG(a)                                                             25,298
    78,532    Johnson & Johnson                                                        7,951
   103,105    Merck KGaA(a)                                                           10,552
    41,611    Roche Holding AG(a)                                                     11,124
                                                                                  ----------
                                                                                      54,925
                                                                                  ----------
              Total Health Care                                                      202,278
                                                                                  ----------
              INDUSTRIALS (14.8%)
              -------------------
              AEROSPACE & DEFENSE (4.7%)
   284,489    Honeywell International, Inc.                                           29,573
    85,358    MTU Aero Engines AG(a)                                                   8,473
   176,666    United Technologies Corp.                                               16,969
                                                                                  ----------
                                                                                      55,015
                                                                                  ----------
              AIR FREIGHT & LOGISTICS (1.6%)
   178,673    United Parcel Service, Inc. "B"                                         18,405
                                                                                  ----------
              AIRPORT SERVICES (0.4%)
    37,839    Aena S.A.*(a)                                                            4,289
                                                                                  ----------
              ELECTRICAL COMPONENTS & EQUIPMENT (2.2%)
   183,548    Legrand S.A.(a)                                                         10,790
    24,956    Rockwell Automation, Inc.                                                2,656
   205,206    Schneider Electric SE(a)                                                12,990
                                                                                  ----------
                                                                                      26,436
                                                                                  ----------
              HUMAN RESOURCE & EMPLOYMENT SERVICES (0.8%)
   144,177    Adecco S.A.*(a)                                                          9,846
                                                                                  ----------
              INDUSTRIAL CONGLOMERATES (1.7%)
   124,521    3M Co.                                                                  19,498
                                                                                  ----------
              RAILROADS (2.2%)
   341,950    Canadian National Railway Co.                                           20,431
    69,703    Union Pacific Corp.                                                      5,852
                                                                                  ----------
                                                                                      26,283
                                                                                  ----------

================================================================================

16  | USAA WORLD GROWTH FUND

================================================================================

--------------------------------------------------------------------------------------------
                                                                                      MARKET
NUMBER                                                                                 VALUE
OF SHARES     SECURITY                                                                 (000)
--------------------------------------------------------------------------------------------
              TRADING COMPANIES & DISTRIBUTORS (1.2%)
    88,594    Brenntag AG(a)                                                      $    4,840
    66,914    NOW, Inc.*                                                               1,230
    40,996    W.W. Grainger, Inc.                                                      8,221
                                                                                  ----------
                                                                                      14,291
                                                                                  ----------
              Total Industrials                                                      174,063
                                                                                  ----------
              INFORMATION TECHNOLOGY (10.8%)
              ------------------------------
              COMMUNICATIONS EQUIPMENT (0.7%)
   289,558    Cisco Systems, Inc.                                                      7,891
                                                                                  ----------
              DATA PROCESSING & OUTSOURCED SERVICES (2.8%)
   157,746    PayPal Holdings, Inc.*                                                   5,562
   345,779    Visa, Inc. "A"                                                          27,320
                                                                                  ----------
                                                                                      32,882
                                                                                  ----------
              ELECTRONIC COMPONENTS (0.7%)
   152,195    Amphenol Corp. "A"                                                       8,378
                                                                                  ----------
              INTERNET SOFTWARE & SERVICES (0.5%)
   194,305    eBay, Inc.*                                                              5,750
                                                                                  ----------
              IT CONSULTING & OTHER SERVICES (2.5%)
   280,623    Accenture plc "A"                                                       30,088
                                                                                  ----------
              SEMICONDUCTORS (0.7%)
   174,507    Microchip Technology, Inc.                                               8,425
                                                                                  ----------
              SYSTEMS SOFTWARE (2.3%)
    69,747    Check Point Software Technologies Ltd.*                                  6,088
   526,701    Oracle Corp.                                                            20,526
                                                                                  ----------
                                                                                      26,614
                                                                                  ----------
              TECHNOLOGY HARDWARE, STORAGE, & PERIPHERALS (0.6%)
     6,250    Samsung Electronics Co. Ltd.(a)                                          6,919
                                                                                  ----------
              Total Information Technology                                           126,947
                                                                                  ----------
              MATERIALS (5.9%)
              ----------------
              FERTILIZERS & AGRICULTURAL CHEMICALS (0.8%)
   104,429    Monsanto Co.                                                             9,938
                                                                                  ----------
              INDUSTRIAL GASES (3.0%)
    46,266    Air Liquide S.A.(a)                                                      5,638
   109,964    Linde AG(a)                                                             19,196
    95,050    Praxair, Inc.                                                           10,721
                                                                                  ----------
                                                                                      35,555
                                                                                  ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

--------------------------------------------------------------------------------------------
                                                                                      MARKET
NUMBER                                                                                 VALUE
OF SHARES     SECURITY                                                                 (000)
--------------------------------------------------------------------------------------------
              SPECIALTY CHEMICALS (2.1%)
   204,910    Akzo Nobel N.V.(a)                                                  $   14,561
    79,844    International Flavors & Fragrances, Inc.                                 9,582
                                                                                  ----------
                                                                                      24,143
                                                                                  ----------
              Total Materials                                                         69,636
                                                                                  ----------
              Total Common Stocks (cost: $803,348)                                 1,168,661
                                                                                  ----------

              RIGHTS (0.0%)

              FINANCIALS (0.0%)
              -----------------
              DIVERSIFIED BANKS (0.0%)
   164,437    Standard Chartered plc*                                                    225
                                                                                  ----------
              Total Financials                                                           225
                                                                                  ----------
              Total Rights (cost: $0)                                                    225
                                                                                  ----------
--------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                 COUPON
(000)                                                   RATE        MATURITY
--------------------------------------------------------------------------------------------
              MONEY MARKET INSTRUMENTS (0.4%)

              COMMERCIAL PAPER (0.4%)

              FINANCIALS (0.4%)
              -----------------
              DIVERSIFIED BANKS (0.4%)
$    2,232    Barclays U.S. Funding, LLC(b),(c)         0.12%     12/01/2015           2,232
     2,828    HSBC USA, Inc.(b),(c)                     0.05      12/01/2015           2,828
                                                                                  ----------
                                                                                       5,060
                                                                                  ----------
              Total Financials                                                         5,060
                                                                                  ----------
              Total Commercial Paper (cost: $5,060)                                    5,060
                                                                                  ----------
--------------------------------------------------------------------------------------------

NUMBER
OF SHARES
--------------------------------------------------------------------------------------------
              MONEY MARKET FUNDS (0.0%)
   219,442    State Street Institutional Liquid Reserves Fund
                Premier Class, 0.15%(d)                                                  220
                                                                                  ----------
              Total Money Market Funds                                                   220
                                                                                  ----------
              Total Money Market Instruments (cost: $5,280)                            5,280
                                                                                  ----------

              TOTAL INVESTMENTS (COST: $808,628)                                  $1,174,166
                                                                                  ==========

================================================================================

18  | USAA WORLD GROWTH FUND

================================================================================

---------------------------------------------------------------------------------------------------------------
($ IN 000s)                                                  VALUATION HIERARCHY
---------------------------------------------------------------------------------------------------------------
                                               (LEVEL 1)            (LEVEL 2)         (LEVEL 3)
                                           QUOTED PRICES    OTHER SIGNIFICANT       SIGNIFICANT
                                       IN ACTIVE MARKETS           OBSERVABLE      UNOBSERVABLE
ASSETS                              FOR IDENTICAL ASSETS               INPUTS            INPUTS           TOTAL
---------------------------------------------------------------------------------------------------------------
Equity Securities:
  Common Stocks                                 $693,395             $475,266                $-      $1,168,661
  Rights                                             225                    -                 -             225

Money Market Instruments:
  Commercial Paper                                     -                5,060                 -           5,060
  Money Market Funds                                 220                    -                 -             220
---------------------------------------------------------------------------------------------------------------
Total                                           $693,840             $480,326                $-      $1,174,166
---------------------------------------------------------------------------------------------------------------

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

For the period of June 1, 2015, through November 30, 2015, there were no transfers of securities between levels. The Fund's policy is to recognize any transfers into and out of the levels as of the beginning of the period in which the event or circumstance that caused the transfer occurred.

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

November 30, 2015 (unaudited)

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 44.6% of net assets at November 30, 2015.

o   CATEGORIES AND DEFINITIONS

    RIGHTS - Enable the holder to buy a specified number of shares of new issues of a common stock before it is offered to the public.

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    ADR American depositary receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

o   SPECIFIC NOTES

    (a) Securities with a value of $475,266,000, which represented 40.3% of the Fund's net assets, were classified as Level 2 at November 30, 2015, due to the prices being adjusted to take into account significant market movements following the close of local trading.

================================================================================

20  | USAA WORLD GROWTH FUND

================================================================================

    (b) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by USAA Asset Management Company (the Manager) under liquidity guidelines approved by USAA Mutual Funds Trust's Board of Trustees (the Board), unless otherwise noted as illiquid.

    (c) Commercial paper issued in reliance on the "private placement" exemption from registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (Section 4(2) Commercial Paper). Unless this commercial paper is subsequently registered, a resale of this commercial paper in the United States must be effected in a transaction exempt from registration under the Securities Act of 1933.
         Section 4(2) commercial paper is normally resold to other investors through or with the assistance of the issuer or an investment dealer who makes a market in this security, and as such has been deemed liquid by the Manager under liquidity guidelines approved by the Board, unless otherwise noted as illiquid.

    (d) Rate represents the money market fund annualized seven-day yield at November 30, 2015.

     *   Non-income-producing security.

See accompanying notes to financial statements.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  21

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

November 30, 2015 (unaudited)

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (cost of $808,628)                           $1,174,166
   Cash denominated in foreign currencies (identified cost of $387)                               366
   Receivables:
       Capital shares sold                                                                        912
       Dividends and interest                                                                   2,101
       Securities sold                                                                          8,271
   Unrealized appreciation on foreign currency contracts held, at value                             1
                                                                                           ----------
           Total assets                                                                     1,185,817
                                                                                           ----------
LIABILITIES
   Payables:
       Securities purchased                                                                     5,524
       Capital shares redeemed                                                                    694
   Accrued management fees                                                                        727
   Accrued transfer agent's fees                                                                   60
   Other accrued expenses and payables                                                             98
                                                                                           ----------
           Total liabilities                                                                    7,103
                                                                                           ----------
              Net assets applicable to capital shares outstanding                          $1,178,714
                                                                                           ==========
NET ASSETS CONSIST OF:
   Paid-in capital                                                                         $  774,978
   Accumulated undistributed net investment income                                              7,815
   Accumulated net realized gain on investments                                                30,492
   Net unrealized appreciation of investments                                                 365,538
   Net unrealized depreciation of foreign currency translations                                  (109)
                                                                                           ----------
              Net assets applicable to capital shares outstanding                          $1,178,714
                                                                                           ==========
   Net asset value, redemption price, and offering price per share:
       Fund Shares (net assets of $1,156,590/41,799 shares outstanding)                    $    27.67
                                                                                           ==========
       Institutional Shares (net assets of $4,800/173 shares outstanding)                  $    27.68
                                                                                           ==========
       Adviser Shares (net assets of $17,324/630 shares outstanding)                       $    27.51
                                                                                           ==========

See accompanying notes to financial statements.

================================================================================

22  | USAA WORLD GROWTH FUND

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Six-month period ended November 30, 2015 (unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends (net of foreign taxes withheld of $239)                                         $  9,275
   Interest                                                                                         6
                                                                                             --------
            Total income                                                                        9,281
                                                                                             --------
EXPENSES
   Management fees                                                                              4,633
   Administration and servicing fees:
       Fund Shares                                                                                873
       Institutional Shares*                                                                        1
       Adviser Shares                                                                              18
   Transfer agent's fees:
       Fund Shares                                                                              1,080
       Institutional Shares*                                                                        1
       Adviser Shares                                                                              10
   Distribution and service fees (Note 6F):
       Adviser Shares                                                                              29
   Custody and accounting fees:
       Fund Shares                                                                                117
       Adviser Shares                                                                               2
   Postage:
       Fund Shares                                                                                 55
       Adviser Shares                                                                               1
   Shareholder reporting fees:
       Fund Shares                                                                                 23
   Trustees' fees                                                                                  13
   Registration fees:
       Fund Shares                                                                                 21
       Institutional Shares*                                                                        5
       Adviser Shares                                                                              13
   Professional fees                                                                               62
   Other                                                                                           11
                                                                                             --------
            Total expenses                                                                      6,968
                                                                                             --------
   Expenses reimbursed:
       Institutional Shares*                                                                       (3)
                                                                                             --------
            Net expenses                                                                        6,965
                                                                                             --------
NET INVESTMENT INCOME                                                                           2,316
                                                                                             --------

*Institutional Shares commenced operations on August 7, 2015.

================================================================================

                                                      FINANCIAL STATEMENTS |  23

================================================================================

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY
   Net realized gain (loss) on:
       Investments (net of foreign taxes withheld of $1)                                       14,888
       Foreign currency transactions                                                              (41)
   Change in net unrealized appreciation/(depreciation) of:
       Investments                                                                            (61,773)
       Foreign currency translations                                                                7
                                                                                             --------
           Net realized and unrealized loss                                                   (46,919)
                                                                                             --------
   Decrease in net assets resulting from operations                                          $(44,603)
                                                                                             ========

See accompanying notes to financial statements.

================================================================================

24  | USAA WORLD GROWTH FUND

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Six-month period ended November 30, 2015 (unaudited), and year ended
May 31, 2015

--------------------------------------------------------------------------------------------------------
                                                                         11/30/2015            5/31/2015
--------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                                 $    2,316           $   10,545
   Net realized gain on investments                                          14,888               25,085
   Net realized loss on foreign currency transactions                           (41)                 (70)
   Change in net unrealized appreciation/(depreciation) of:
       Investments                                                          (61,773)              23,130
       Foreign currency translations                                              7                  (47)
                                                                         -------------------------------
       Increase (decrease) in net assets resulting
            from operations                                                 (44,603)              58,643
                                                                         -------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
       Fund Shares                                                                -              (11,513)
       Institutional Shares*                                                      -                    -
       Adviser Shares                                                             -                 (213)
                                                                         -------------------------------
            Total distributions of net investment income                          -              (11,726)
                                                                         -------------------------------
   Net realized gains:
       Fund Shares                                                                -              (17,567)
       Institutional Shares*                                                      -                    -
       Adviser Shares                                                             -                 (372)
                                                                         -------------------------------
            Total distributions of net realized gains                             -              (17,939)
                                                                         -------------------------------
       Distributions to shareholders                                              -              (29,665)
                                                                         -------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
CAPITAL SHARE TRANSACTIONS (NOTE 5)
   Fund Shares                                                               (9,018)              51,994
   Institutional Shares*                                                      5,000                    -
   Adviser Shares                                                            (8,371)               4,565
                                                                         -------------------------------
       Total net increase (decrease) in net assets from capital
            share transactions                                              (12,389)              56,559
                                                                         -------------------------------
   Net increase (decrease) in net assets                                    (56,992)              85,537

NET ASSETS
   Beginning of period                                                    1,235,706            1,150,169
                                                                         -------------------------------
   End of period                                                         $1,178,714           $1,235,706
                                                                         ===============================
Accumulated undistributed net investment income:
   End of period                                                         $    7,815           $    5,499
                                                                         ===============================

*Institutional Shares commenced operations on August 7, 2015.

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  25

================================================================================

NOTES TO FINANCIAL STATEMENTS

November 30, 2015 (unaudited)

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 54 separate funds. Additionally, the Fund qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this semiannual report pertains only to the USAA World Growth Fund (the Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is to seek capital appreciation.

The Fund consists of three classes of shares: World Growth Fund Shares (Fund Shares), World Growth Fund Adviser Shares (Adviser Shares), and effective August 7, 2015, a new share class designated World Growth Fund Institutional Shares (Institutional Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, distribution and service (12b-1) fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class's relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to all classes. The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank

================================================================================

26  | USAA WORLD GROWTH FUND

================================================================================

trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds). The Adviser Shares permit investors to purchase shares through financial intermediaries, including banks, broker-dealers, insurance companies, investment advisers, plan sponsors, and financial professionals that provide various administrative and distribution services.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  27

================================================================================

        or the over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used.

    2. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not need to be reflected in the value of the Fund's foreign securities. However, the Manager and the Fund's subadviser(s) will monitor for events that would materially affect the value of the Fund's foreign securities. The Fund's subadviser(s) have agreed to notify the Manager of significant events they identify that would materially affect the value of the Fund's foreign securities. If the Manager determines that a particular event would materially affect the value of the Fund's foreign securities, then the Committee will consider such available information that it deems relevant and will determine a fair value for the affected foreign securities in accordance with valuation procedures. In addition, information from an external vendor or other sources may be used to adjust the foreign market closing prices of foreign equity securities to reflect what the Committee believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events that occur on a fairly regular basis (such as U.S. market movements) are significant.

    3. Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day.

================================================================================

28  | USAA WORLD GROWTH FUND

================================================================================

    4. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

    5.  Repurchase agreements are valued at cost.

    6. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  29

================================================================================

    are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes. Level 2 securities include certain common stocks, which are valued based on methods discussed in Note 1A2, and commercial paper, which is valued at amortized cost.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

D. INVESTMENTS IN SECURITIES - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Discounts and premiums on short-term securities are amortized on a straight-line basis over the life of the respective securities. Foreign income and capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable, as a reduction to such income and realized gains. These foreign taxes have been provided for in accordance with the understanding of the applicable countries' tax rules and rates.

E. FOREIGN CURRENCY TRANSLATIONS - The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

    1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

================================================================================

30  | USAA WORLD GROWTH FUND

================================================================================

    2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

    The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.
    Such fluctuations are included with the net realized and unrealized gain or loss from investments.

    Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal year, these net realized foreign currency gains/losses are reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income on the Statement of Assets and Liabilities as such amounts are treated as ordinary income/loss for tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

F. EXPENSES PAID INDIRECTLY - Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the six-month period ended November 30, 2015, there were no custodian and other bank credits.

G. REDEMPTION FEES - Adviser Shares held in the Fund less than 60 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed or exchanged shares. All redemption fees paid will be accounted for by the Fund as an addition to paid in capital. For the six-month period ended November 30, 2015, the Adviser Shares charged redemption fees of less than $500.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  31

================================================================================

H. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

I. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR).

The USAA Funds that are party to the loan agreement are assessed facility fees by CAPCO in the amount of 9.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2015, the maximum annual facility fee was 7.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the USAA Funds based on their respective average net assets for the period.

The USAA Funds may request an optional increase of the committed loan agreement up to $750 million. If the USAA Funds increase the committed loan agreement above the $500 million, the assessed facility fee by CAPCO will be increased to
10.0 basis points.

For the six-month period ended November 30, 2015, the Fund paid CAPCO facility fees of $3,000, which represents 1.7% of the total fees paid to CAPCO

================================================================================

32  | USAA WORLD GROWTH FUND

================================================================================

by the USAA Funds. The Fund had no borrowings under this agreement during the six-month period ended November 30, 2015.

(3) DISTRIBUTIONS

The tax basis of distributions and any accumulated undistributed net investment income will be determined based upon the Fund's tax year-end of May 31, 2016, in accordance with applicable tax law.

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

At May 31, 2015, the Fund had no capital loss carryforwards, for federal income tax purposes.

For the six-month period ended November 30, 2015, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax positions to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the six-month period ended November 30, 2015, were $62,188,000 and $62,128,000, respectively.

As of November 30, 2015, the cost of securities, including short-term securities, for federal income tax purposes, was approximately the same as that reported in the financial statements.

Gross unrealized appreciation and depreciation of investments as of November 30, 2015, were $399,794,000 and $34,256,000, respectively, resulting in net unrealized appreciation of $365,538,000.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  33

================================================================================

(5) CAPITAL SHARE TRANSACTIONS

At November 30, 2015, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

Capital share transactions for the Institutional Shares resulted from purchases and sales by the affiliated USAA fund-of-funds as well as other persons or legal entities that the Fund may approve from time to time. Capital share transactions for all classes were as follows, in thousands:

                                                      SIX-MONTH
                                                    PERIOD ENDED                YEAR ENDED
                                                  NOVEMBER 30, 2015            MAY 31, 2015
------------------------------------------------------------------------------------------------
                                                 SHARES     AMOUNT          SHARES       AMOUNT
                                                ------------------------------------------------
FUND SHARES:
Shares sold                                      2,707     $ 75,026          7,452     $ 207,878
Shares issued from reinvested dividends              -            -          1,028        28,632
Shares redeemed                                 (3,047)     (84,044)        (6,641)     (184,516)
                                                ------------------------------------------------
Net increase (decrease) from
  capital share transactions                      (340)    $ (9,018)         1,839     $  51,994
                                                ================================================
INSTITUTIONAL SHARES
(COMMENCED ON AUGUST 7, 2015):
Shares sold                                        173     $  5,000              -     $       -
Shares issued from reinvested dividends              -            -              -             -
Shares redeemed                                      -            -              -             -
                                                ------------------------------------------------
Net increase from capital
  share transactions                               173     $  5,000              -     $       -
                                                ================================================
ADVISER SHARES:
Shares sold                                         35     $    973            207     $   5,734
Shares issued from reinvested dividends              -            -             13           362
Shares redeemed*                                  (344)      (9,344)           (55)       (1,531)
                                                ------------------------------------------------
Net increase (decrease) from
  capital share transactions                      (309)    $ (8,371)           165     $   4,565
                                                ================================================

*Net of redemption fees.

(6) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and

================================================================================

34  | USAA WORLD GROWTH FUND

================================================================================

    affairs of the Fund. The Manager is authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the actual day-to-day investment of a portion of the Fund's assets.

    The Manager monitors each subadviser's performance through quantitative and qualitative analysis, and periodically reports to the Board as to whether each subadviser's agreement should be renewed, terminated, or modified. The Manager also is responsible for allocating assets to the subadviser(s). The allocation for each subadviser can range from 0% to 100% of the Fund's assets, and the Manager can change the allocations without shareholder approval.

    The investment management fee for the Fund is comprised of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.75% of the Fund's average net assets.

    The performance adjustment is calculated separately for each share class on a monthly basis by comparing each class's performance over the performance period to that of the Lipper Global Funds Index. The Lipper Global Funds Index tracks the total return performance of the 30 largest funds in the Lipper Global Funds category. For the Fund Shares and Adviser Shares, the performance period consists of the current month plus the previous 35 months. The performance period for the Institutional Shares commenced on August 7, 2015, and includes the performance of the Fund Shares for periods prior to August 7, 2015. The following table is utilized to determine the extent of the performance adjustment:

OVER/UNDER PERFORMANCE
RELATIVE TO INDEX                      ANNUAL ADJUSTMENT RATE
(IN BASIS POINTS)(1)                   (IN BASIS POINTS)(1)
-------------------------------------------------------------
+/- 100 to 400                         +/- 4
+/- 401 to 700                         +/- 5
+/- 701 and greater                    +/- 6

    (1)Based on the difference between average annual performance of the relevant share class of the Fund and its relevant index, rounded to the nearest basis point. Average net assets of the share class are calculated over a rolling 36-month period.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  35

================================================================================

    Each class's annual performance adjustment rate is multiplied by the average net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

    Under the performance fee arrangement, each class will pay a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Global Funds Index over that period, even if the class had overall negative returns during the performance period.

    For the six-month period ended November 30, 2015, the Fund incurred total management fees, paid or payable to the Manager, of $4,633,000, which included a performance adjustment for the Fund Shares, Institutional Shares, and Adviser Shares of $168,000, less than $500, and $2,000, respectively. For the Fund Shares, Institutional Shares, and Adviser Shares, the performance adjustments were 0.03%, less than 0.01%, and 0.02%, respectively.

B. SUBADVISORY ARRANGEMENT(S) - The Manager entered into an Investment Subadvisory Agreement with MFS Investment Management (MFS), under which MFS directs the investment and reinvestment of the Fund's assets (as allocated from time to time by the Manager).

    The Manager (not the Fund) pays MFS a subadvisory fee based on the aggregate average net assets in the USAA World Growth Fund and the USAA International Fund combined, in an annual amount of 0.33% on the first $2 billion of assets, 0.30% of assets over $2 billion and up to $3 billion, and 0.25% on assets over $3 billion. For the six-month period ended November 30, 2015, the Manager incurred subadvisory fees with respect to the Fund, paid or payable to MFS, of $1,810,000.

C. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of average net assets of the Fund Shares and Adviser Shares, and 0.10% of average net assets of the Institutional Shares. For

================================================================================

36  | USAA WORLD GROWTH FUND

================================================================================

    the six-month period ended November 30, 2015, the Fund Shares, Institutional Shares, and Adviser Shares incurred administration and servicing fees, paid or payable to the Manager, of $873,000, $1,000, and $18,000, respectively.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the six-month period ended November 30, 2015, the Fund reimbursed the Manager $15,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

D. EXPENSE LIMITATION - The Manager agreed, through October 1, 2016, to limit the total annual operating expenses of the Institutional Shares to 1.10% of its average net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and will reimburse the Institutional Shares for all expenses in excess of that amount. This expense limitation arrangement may not be changed or terminated through October 1, 2016, without approval of the Board, and may be changed or terminated by the Manager at any time after that date. For the six-month period ended November 30, 2015, the Institutional Shares incurred reimbursable expenses, from the Manager of $3,000.

E. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund Shares and Adviser Shares based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Transfer agent's fees for Institutional Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.10% of the Institutional Shares' average net assets, plus out-of-pocket expenses. For the six-month period ended November 30, 2015, the Fund Shares, Institutional Shares, and Adviser Shares incurred transfer agent's fees, paid or payable to SAS, of $1,080,000, $1,000, and $10,000, respectively.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  37

================================================================================

F. DISTRIBUTION AND SERVICE (12b-1) FEES - The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Adviser Shares. Under the plan, the Adviser Shares pay fees to USAA Investment Management Company, the distributor, for distribution and shareholder services. USAA Investment Management Company pays all or a portion of such fees to intermediaries that make the Adviser Shares available for investment by their customers. The fee is accrued daily and paid monthly at an annual rate of 0.25% of the Adviser Shares' average net assets. Adviser Shares are offered and sold without imposition of an initial sales charge or a contingent deferred sales charge. For the six-month period ended November 30, 2015, the Adviser Shares incurred distribution and service (12b-1) fees of $29,000.

G. UNDERWRITING SERVICES - USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no commissions or fees for this service.

(7) TRANSACTIONS WITH AFFILIATES

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution. At November 30, 2015, USAA and its affiliates owned 173,000 Institutional Shares and 315,000 Adviser Shares, which represents 100% of the Institutional Shares, 50.1% of the Adviser Shares, and 1.1% of the Fund.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

================================================================================

38  | USAA WORLD GROWTH FUND

================================================================================

(8) FINANCIAL HIGHLIGHTS - FUND SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                 SIX-MONTH
                                PERIOD ENDED
                                NOVEMBER 30,                     YEAR ENDED MAY 31,
                              ------------------------------------------------------------------------------
                                    2015         2015          2014        2013          2012           2011
                              ------------------------------------------------------------------------------
Net asset value at
  beginning of period         $    28.69   $    28.00    $    24.24    $  18.41      $  20.41       $  15.48
                              ------------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income              .06          .24           .20         .19           .17            .16
  Net realized and
    unrealized gain (loss)         (1.08)        1.16          4.19        5.85         (2.01)          4.88
                              ------------------------------------------------------------------------------
Total from investment
  operations                       (1.02)        1.40          4.39        6.04         (1.84)          5.04
                              ------------------------------------------------------------------------------
Less distributions from:
  Net investment income                -         (.28)         (.19)       (.20)         (.16)          (.11)
  Realized capital gains               -         (.43)         (.44)       (.01)            -              -
                              ------------------------------------------------------------------------------
Total distributions                    -         (.71)         (.63)       (.21)         (.16)          (.11)
                              ------------------------------------------------------------------------------
Net asset value at
  end of period               $    27.67   $    28.69    $    28.00    $  24.24      $  18.41       $  20.41
                              ==============================================================================
Total return (%)*                  (3.56)        5.10         18.24       32.93         (8.95)         32.63
Net assets at end
  of period (000)             $1,156,590   $1,208,909    $1,128,586    $879,178      $615,644       $642,494
Ratios to average
  net assets:**
  Expenses (%)(a)                   1.17(b)      1.17          1.19        1.25          1.30           1.29
  Net investment income (%)          .39(b)       .91           .75         .93           .96            .95
Portfolio turnover (%)                 5            9             9          12            12             17

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the
    Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the six-month period ended November 30, 2015, average net assets were
    $1,162,586,000.
(a) Reflects total annual operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares' expenses paid indirectly decreased the expense ratios as follows:
                                       -            -          (.00%)(+)   (.00%)(+)     (.00%)(+)      (.00%)(+)
    (+) Represents less than 0.01% of average net assets.
(b) Annualized. The ratio is not necessarily indicative of 12 months of operations.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  39

================================================================================

(8) FINANCIAL HIGHLIGHTS (CONTINUED) - INSTITUTIONAL SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                      PERIOD ENDED
                                                                       NOVEMBER 30,
                                                                     ---------------
                                                                           2015***
                                                                     ---------------
Net asset value at beginning of period                                   $28.37
                                                                         ------
Income (loss) from investment operations:
  Net investment income                                                     .06
  Net realized and unrealized loss                                         (.75)
                                                                         ------
Total from investment operations                                           (.69)
                                                                         ------
Net asset value at end of period                                         $27.68
                                                                         ======
Total return (%)*                                                         (3.99)
Net assets at end of period (000)                                        $4,800
Ratios to average net assets:**
  Expenses (%)(a)                                                          1.10
  Expenses, excluding reimbursements (%)(a)                                1.33
  Net investment income (%)(a)                                              .68
Portfolio turnover (%)                                                        5

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the period ended November 30, 2015, average net assets were $4,700,000. *** Institutional Shares commenced operations on August 7, 2015.
(a) Annualized. The ratio is not necessarily indicative of 12 months of operations.

================================================================================

40  | USAA WORLD GROWTH FUND

================================================================================

(8) FINANCIAL HIGHLIGHTS (CONTINUED) - ADVISER SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                               SIX-MONTH
                              PERIOD ENDED                                                       PERIOD ENDED
                               NOVEMBER 30,                 YEAR ENDED MAY 31,                      MAY 31,
                              --------------------------------------------------------------------------------
                                 2015         2015          2014        2013         2012             2011***
                              --------------------------------------------------------------------------------
Net asset value at
  beginning of period         $ 28.55      $ 27.90       $ 24.17      $18.37       $20.38           $16.79
                              ----------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income           .01          .19           .18         .13          .12              .12
  Net realized and
    unrealized gain (loss)      (1.05)        1.13          4.16        5.82        (2.01)            3.57
                              ----------------------------------------------------------------------------
Total from investment
  operations                    (1.04)        1.32          4.34        5.95        (1.89)            3.69
                              ----------------------------------------------------------------------------
Less distributions from:
  Net investment income             -         (.24)         (.17)       (.14)        (.12)            (.10)
  Realized capital gains            -         (.43)         (.44)       (.01)           -                -
                              ----------------------------------------------------------------------------
Total distributions                 -         (.67)         (.61)       (.15)        (.12)            (.10)
                              ----------------------------------------------------------------------------
Redemption fees added
  to beneficial interests         .00(c)       .00(c)          -           -            -                -
                              ----------------------------------------------------------------------------
Net asset value at
  end of period               $ 27.51      $ 28.55       $ 27.90      $24.17       $18.37           $20.38
                              ============================================================================
Total return (%)*               (3.64)        4.84         18.08       32.47        (9.26)           22.02
Net assets at end
  of period (000)             $17,324      $26,797       $21,583      $8,490       $5,808           $6,435
Ratios to average
  net assets:**
  Expenses (%)(a)                1.42(b)      1.38(d)       1.35        1.60         1.60             1.60(b)
  Expenses, excluding
    reimbursements (%)(a)        1.42(b)      1.38          1.35        1.63         1.76             1.92(b)
  Net investment income (%)       .15(b)       .72           .64         .59          .64              .80(b)
Portfolio turnover (%)              5            9             9          12           12               17

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the six-month period ended November 30, 2015, average net assets were
    $23,487,000.
*** Adviser Shares commenced operations on August 1, 2010.
(a) Reflects total annual operating expenses of the Adviser Shares before reductions of any expenses paid indirectly. The Adviser Shares' expenses paid indirectly decreased the expense ratios as follows:
                                    -            -          (.00%)(+)   (.00%)(+)    (.00%)(+)        (.00%)(+)
    (+) Represents less than 0.01% of average net assets.
(b) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(c) Represents less than $0.01 per share.
(d) Prior to October 1, 2014, the Manager had voluntarily agreed to limit the annual expenses of the Adviser Shares to 1.60% of the Adviser Shares'
    average net assets.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  41

================================================================================

EXPENSE EXAMPLE

November 30, 2015 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, distribution and service (12b-1) fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of June 1, 2015, through November 30, 2015.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate

================================================================================

42  | USAA WORLD GROWTH FUND

================================================================================

the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                    EXPENSES PAID
                                         BEGINNING               ENDING            DURING PERIOD**
                                       ACCOUNT VALUE          ACCOUNT VALUE         JUNE 1, 2015 -
                                        JUNE 1, 2015         NOVEMBER 30, 2015    NOVEMBER 30, 2015
                                       --------------------------------------------------------------
FUND SHARES
Actual                                     $1,000.00             $  964.40                $5.75

Hypothetical
  (5% return before expenses)               1,000.00              1,019.15                 5.91

INSTITUTIONAL SHARES*
Actual                                      1,000.00                960.10                 3.30

Hypothetical
  (5% return before expenses)               1,000.00              1,011.93                 3.39

ADVISER SHARES
Actual                                      1,000.00                963.60                 6.97

Hypothetical
  (5% return before expenses)               1,000.00              1,017.90                 7.16

 *Institutional Shares commenced operations on August 7, 2015.

**Expenses are equal to the annualized expense ratio of 1.17% for Fund Shares, 1.10% for Institutional Shares, and 1.42% for Adviser Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/366 days for Fund Shares and Adviser Shares (to reflect the one-half-year period) or 112 days/366 days for Institutional Shares (to reflect the current period beginning with the Institutional Shares' inception date). The Fund's actual ending account values are based on its actual total returns of (3.56)% for Fund Shares, (3.99)% for Institutional Shares, and (3.64)% for Adviser Shares for the six-month period of June 1, 2015, through November 30, 2015, and August 7, 2015, through November 30, 2015 for the Institutional Shares.

================================================================================

                                                           EXPENSE EXAMPLE |  43

================================================================================
TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select your mutual fund
AT USAA.COM                          account and either click the link or
                                     select 'I want to...' and select
OR CALL                              the desired action.
(800) 531-USAA (8722)
(210) 531-8722
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

       USAA                                                 --------------
       9800 Fredericksburg Road                                PRSRT STD
       San Antonio, TX 78288                                 U.S. Postage
                                                                 PAID
                                                                 USAA
                                                            --------------

>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]
        USAA       We know what it means to serve.(R)

   =============================================================================
   23412-0116                                (C)2016, USAA. All rights reserved.

ITEM 2.  CODE OF ETHICS.

NOT APPLICABLE.  This item must be disclosed only in annual reports.



ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

NOT APPLICABLE.  This item must be disclosed only in annual reports.



ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

NOT APPLICABLE.  This item must be disclosed only in annual reports.



ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.


ITEM 6.  SCHEDULE OF INVESTMENTS.

Filed as part of the report to shareholders.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.



ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.



ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Corporate Governance Committee selects and nominates candidates for membership on the Board as independent trustees. The Corporate Governance Committee has adopted procedures to consider Board candidates suggested by shareholders. The procedures are initiated by the receipt of nominations submitted by a fund shareholder sent to Board member(s) at the address specified in fund disclosure documents or as received by AMCO or a fund officer. Any recommendations for a nomination by a shareholder, to be considered by the Board, must include at least the following information: name; date of birth; contact information; education; business profession and other expertise; affiliations; experience relating to serving on the Board; and references. The Corporate Governance Committee gives shareholder recommendations the same consideration as any other candidate.


ITEM 11.  CONTROLS AND PROCEDURES

The principal executive officer and principal financial officer of USAA Mutual Funds Trust (Trust) have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR/S was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Trust's internal controls or in other factors that could significantly affect the Trust's internal controls subsequent to the date of their evaluation. The only change to the procedures was to document the annual disclosure controls and procedures established for the new section of the shareholder reports detailing the factors considered by the Funds' Board in approving the Funds' advisory agreements.



ITEM 12.  EXHIBITS.

(a)(1). NOT APPLICABLE.  This item must be disclosed only in annual reports.

(a)(2). Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3). Not Applicable.

(b). Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b))is filed and attached hereto as Exhibit 99.906CERT.


                           SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:  USAA MUTUAL FUNDS TRUST, Period Ended November 30, 2015

By:*     /S/ DANIEL J. MAVICO
         -----------------------------------------------------------
         Signature and Title:  Daniel J. Mavico, Assistant Secretary

Date:       01/26/16
         ------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:*     /S/ DANIEL S. MCNAMARA
         -----------------------------------------------------
         Signature and Title:  Daniel S. McNamara, President

Date:      01/27/16
         ------------------------------


By:*     /S/ ROBERTO GALINDO, JR.
         -----------------------------------------------------
         Signature and Title:  Roberto Galindo, Jr., Treasurer

Date:      01/26/16
         ------------------------------

*Print the name and title of each signing officer under his or her signature.